UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02368

Name of Registrant:	Vanguard Fixed Income Securities Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code:	(610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2017 – January 31, 2018

Item 1: Reports to Shareholders

Annual Report | January 31, 2018

Vanguard U.S. Government Bond Funds

Vanguard Short-Term Treasury Fund

Vanguard Short-Term Federal Fund

Vanguard Intermediate-Term Treasury Fund

Vanguard GNMA Fund

Vanguard Long-Term Treasury Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	4
Advisors’ Report.	7
Results of Proxy Voting.	13
Short-Term Treasury Fund.	15
Short-Term Federal Fund.	32
Intermediate-Term Treasury Fund.	51
GNMA Fund.	68
Long-Term Treasury Fund.	89
About Your Fund’s Expenses.	107
Glossary.	110

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended January 31, 2018, the returns of the funds in this report ranged from –0.31% for both Vanguard Short-Term Treasury Fund and Vanguard Intermediate-Term Treasury Fund to 4.21% for Vanguard Long-Term Treasury Fund. (Returns cited are for Investor Shares.) Results versus their benchmark indexes and peer groups were mixed.

• Short-term interest rates moved significantly higher during the period as the Federal Reserve raised its federal funds target rate three times. Longer-term rates, which are driven more by expectations for growth and inflation down the road, moved less.

• Holding more shorter maturities proved a headwind for the Short-Term and Intermediate-Term Treasury Funds, whereas the Short-Term Federal Fund’s overweighted allocation to agency debt helped. Yield curve positioning and duration worked against the Long-Term Treasury Fund.

• In the GNMA Fund, mortgage-related securities other than GNMAs added value.

Total Returns: Fiscal Year Ended January 31, 2018
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Treasury Fund
Investor Shares	1.80%	1.19%	-1.50%	-0.31%
Admiral™ Shares	1.90	1.29	-1.50	-0.21
Bloomberg Barclays U.S. 1–5 Year Treasury Bond
Index				-0.10
Short-Term U.S. Treasury Funds Average				0.34
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Short-Term Federal Fund
Investor Shares	1.90%	1.32%	-1.34%	-0.02%
Admiral Shares	2.00	1.42	-1.34	0.08
Bloomberg Barclays U.S. 1–5 Year Government Bond
Index				-0.08
Short-Intermediate U.S. Government Funds Average				-0.12
Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Treasury Fund
Investor Shares	2.22%	1.76%	-2.07%	-0.31%
Admiral Shares	2.33	1.86	-2.07	-0.21
Bloomberg Barclays U.S. 5–10 Year Treasury Bond
Index				0.07
General U.S. Treasury Funds Average				1.73
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

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	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard GNMA Fund
Investor Shares	2.71%	2.66%	-1.81%	0.85%
Admiral Shares	2.81	2.76	-1.81	0.95
Bloomberg Barclays U.S. GNMA Bond Index				0.86
GNMA Funds Average				0.15
GNMA Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Long-Term Treasury Fund
Investor Shares	2.68%	2.77%	1.44%	4.21%
Admiral Shares	2.79	2.88	1.44	4.32
Bloomberg Barclays U.S. Long Treasury Bond Index				4.62
General U.S. Treasury Funds Average				1.73
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended January 31, 2018
				Average
				Annual Return
Short-Term Treasury Fund Investor Shares				1.35%
Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index				1.76
Short-Term U.S. Treasury Funds Average				1.16
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Short-Term Federal Fund Investor Shares				1.80%
Bloomberg Barclays U.S. 1–5 Year Government Bond Index				1.79
Short-Intermediate U.S. Government Funds Average				1.59
Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Intermediate-Term Treasury Fund Investor Shares				3.11%
Bloomberg Barclays U.S. 5–10 Year Treasury Bond Index				3.71
General U.S. Treasury Funds Average				3.89
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
GNMA Fund Investor Shares				3.59%
Bloomberg Barclays U.S. GNMA Bond Index				3.55
GNMA Funds Average				2.98
GNMA Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

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Average
Annual Return
Long-Term Treasury Fund Investor Shares	5.71%
Bloomberg Barclays U.S. Long Treasury Bond Index	5.93
General U.S. Treasury Funds Average	3.89
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Short-Term Treasury Fund	0.20%	0.10%	0.47%
Short-Term Federal Fund	0.20	0.10	0.89
Intermediate-Term Treasury Fund	0.20	0.10	0.37
GNMA Fund	0.21	0.11	0.86
Long-Term Treasury Fund	0.20	0.10	0.37

The fund expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the funds’ expense ratios were: for the Short-Term Treasury Fund, 0.20% for Investor Shares and
0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the
Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor
Shares and 0.11% for Admiral Shares; and for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares.
Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

Peer groups: For the Short-Term Treasury Fund, Short-Term U.S. Treasury Funds; for the Short-Term Federal Fund, Short-Intermediate U.S.
Government Funds; for the Intermediate-Term Treasury Fund, General U.S. Treasury Funds; for the GNMA Fund, GNMA Funds; and for the
Long-Term Treasury Fund, General U.S. Treasury Funds.

3

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

When you start a new job, it’s natural to reflect on both the past and the future. And so it is in my case, having begun my service as just the fourth chief executive in Vanguard’s history.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio

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from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my new role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	25.84%	14.28%	15.72%
Russell 2000 Index (Small-caps)	17.18	12.12	13.33
Russell 3000 Index (Broad U.S. market)	25.16	14.11	15.53
FTSE All-World ex US Index (International)	29.63	10.20	7.48
Bonds
Bloomberg Barclays U. S. Aggregate Bond Index
(Broad taxable market)	2.15%	1.14%	2.01%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.52	1.97	2.69
Citigroup Three-Month U.S. Treasury Bill Index	0.91	0.41	0.25
CPI
Consumer Price Index	2.07%	1.98%	1.48%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

5

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
February 15, 2018

6

Advisors’ Report

For the Short-, Intermediate-, and Long-Term Treasury Funds and the Short-Term Federal Fund

Interest rates mostly moved higher, with short-term rates rising the most. Returns for the four U.S. Government Bond Funds managed by Vanguard’s Fixed Income Group ranged from –0.31% for Investor Shares of both Vanguard Short-Term Treasury Fund and Vanguard Intermediate-Term Treasury Fund to 4.32% for Admiral Shares of Vanguard Long-Term Treasury Fund.

The Short-Term Federal Fund finished just ahead of its benchmark index; the other funds lagged theirs. The Short-Term Federal Fund and the Long-Term Treasury Fund outpaced the average returns of their peer groups, while the Short-Term Treasury Fund and the Intermediate-Term Treasury Fund underperformed theirs.

With more movement at the short end of the yield curve, the 30-day SEC yield for Investor Shares of the Short-Term Treasury Fund gained the most, rising 81 basis points to 1.80%. Investor Shares of the Long-Term Treasury Fund rose the least, edging up only 4 basis points to 2.68%. (A basis point is one one-hundredth of a percentage point.)

Investment environment

Anticipation of higher infrastructure spending, deregulation, and tax cuts under a new presidential administration contributed to strong stock market returns during the funds’ fiscal year. Although

Yields of U.S. Treasury Securities
	January 31,	January 31,
Maturity	2017	2018
2 years	1.21%	2.14%
3 years	1.46	2.29
5 years	1.91	2.52
10 years	2.45	2.71
30 years	3.06	2.94
Source: Vanguard.

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political debates waylaid much of the administration’s agenda, tax legislation ultimately passed in December 2017. The economy remained strong and inflation was subdued. Many stock market indexes reached record highs as companies posted strong profits.

The Federal Reserve under Janet Yellen was also enthusiastic about the health of the U.S. economy. It raised short-term interest rates three times during the year, pushing its target range for the federal funds rate to 1.25%–1.5%. It also began to reduce the $4.5 trillion balance sheet it had amassed as part of a stimulus package during the 2008–2009 recession. All were signals that the central bank was intent on normalizing monetary policy.

The Fed’s decisions were supported by solid economic readings. The U.S. economy made up for a sluggish start to the year with stronger growth later on. For 2017, gross domestic product grew at a rate of 2.3%, up from 1.5% in 2016. The unemployment rate continued to grind lower, hovering at 4.1% at the end of the fiscal year compared with 4.8% at the beginning. Wage growth remained softer than expected for much of the period, and inflation expectations drifted lower before ending the year on an upward track.

Fed action contributed to a significant rise in short-term yields. The 2-year Treasury note rose 93 basis points to 2.14%, and the 5-year note rose 61 basis points to 2.52%. Longer-term yields, which are more affected by market expectations for growth and inflation, moved less. The yield of the bellwether 10-year Treasury note was lower than where it had started for a good part of the year but finished up 26 basis points at 2.71%.

Management of the funds

The Short-Term and Intermediate-Term Treasury Funds have a structurally short duration relative to their benchmarks. (Duration is a measure of a portfolio’s sensitivity to interest rate changes.) Although that stance might have been expected to help the funds during this period of rising rates, it dampened their relative performance this time around as shorter rates rose more than longer ones.

Bond fund managers often adjust the duration of their portfolios based on where they think the economy is headed and what that might mean for interest rates. However, duration calls are hard to consistently get right over time.

We try to take advantage of a broader set of opportunities to generate alpha that are not correlated with duration calls. Our investment toolkit includes AAA-rated debt other than Treasuries such as mortgage-backed securities, other agency debt, and Treasury Inflation-Protected Securities (TIPS). Security selection plays a role as well: We use relative value metrics to identify individual bonds that offer attractive return potential.

A tactical opportunity arose during the period, and we added mortgage-backed securities when they cheapened on the

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prospect of the Fed’s moving to unwind its balance sheet. We then reduced our exposure once their valuations recovered after the gradual pace of tapering was announced.

We selectively purchased agency debt as well, which added some income to the funds. An overweighted allocation to these securities helped the Short-Term Federal Fund surpass its benchmark and the average return of its peer group.

We also added Treasury inflation-protected securities to all four funds early in the period when medium-term inflation expectations seemed low. We then reduced that out-of-benchmark allocation as breakeven inflation widened toward our targeted valuation levels.

Outlook

The pace of productivity growth, demographic trends, and the impact of new technologies, among other things, pose long-term structural challenges. Nonetheless, the U.S. economy is on pace to break above its long-term potential and grow at around 2.5% in 2018.

The unemployment rate has fallen to its lowest level since 2000 and is likely to move even lower. Although it’s taken longer than expected, we’ve seen some indications of late that the tight labor market is putting some upward pressure on wages. Along with stable and broader global growth, that may well lead to a cyclical upswing in inflation, a scenario the financial markets are now beginning to price in. Recent weakness in the U.S. dollar is also likely to bolster core inflation metrics, albeit moderately and over the course of the next year. However, our long-term outlook, which calls for tepid inflation, remains unchanged.

That backdrop should justify the Fed, now under the chairmanship of Jerome Powell, in raising the federal funds rate to at least 2% by the end of 2018. The Fed will probably want to stick to the framework and timetable it has laid out for reductions in its balance sheet, barring unexpected economic data or unintended consequences from tapering in the bond market.

Volatility has recently picked up from the very low levels we’ve been experiencing for some time, bringing with it more opportunities to take advantage of price dislocations in the market. Rising inflation expectations seem to have been the trigger, but other potential developments could also fuel volatility. These include midterm elections, stalled or scuttled trade negotiations, and flare-ups in geopolitical tensions.

In addition, as 2018 unfolds, we anticipate a convergence of monetary policy, with central banks adopting a less accommodative stance—some raising rates, some planning to do so, and some reducing quantitative easing.

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It’s worth restating that investors should look beyond short-term volatility and adhere to their long-term investment strategies. And keep in mind the silver lining in higher rates for long-term investors—coupon payments and proceeds from maturing bonds can be reinvested at higher rates.

Whatever the markets may bring, our experienced team of portfolio managers and traders will continue to seek out opportunities to add to the funds’ performance.

John Hollyer, CFA, Principal and
Global Head of Fixed Income Group

Gemma Wright-Casparius, Principal
and Portfolio Manager

Brian Quigley, Portfolio Manager

Vanguard Fixed Income Group

February 16, 2018

For the GNMA Fund

For the 12 months ended January 31, 2018, Investor Shares of Vanguard GNMA Fund returned 0.85% and Admiral Shares returned 0.95%. The fund’s benchmark index, the Bloomberg Barclays U.S. GNMA Bond Index, returned 0.86%.

Investment environment

Over the period, global fixed income markets generated solid gains. Escalating geopolitical tensions and serial disappoint-ments in inflation data helped contain the increase in sovereign yields prompted by central bank policy normalization.

U.S. political controversies—in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election—led to a short-lived dip in risk assets. Elections in France and the United Kingdom presented potential sources of volatility but proved benign. Despite concerns about prospects for retailers, particularly in the United States, generally solid corporate earnings, strong global economic data, and continued demand for yield-producing assets supported credit markets and led to tighter spreads.

Monetary policy continued down an incrementally more hawkish path. The Federal Reserve announced it would begin tapering its asset purchases in October, raised rates three times over the period, and projected an additional three hikes in 2018. At its October meeting, the European Central Bank announced a reduction in its monthly asset purchases to €30 billion from €60 billion beginning in January, but it extended the purchase program through September 2018.

Strong growth and inflation data prompted the Bank of Canada to increase rates for the first time in seven years. The Bank of England raised interest rates for the first time in ten years. However, it tilted dovish at the press conference announcing the

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move, noting that future rate hikes would depend on the stability of the Brexit transition.

Developed-market government yields ended mixed as improving global economic data were balanced by subdued inflation readings. In the United States, the yield curve flattened. Front-end yields, heavily influenced by Fed monetary policy expectations, rose the most, while the 30-year Treasury yield declined. German bund yields increased along with improving growth prospects in the region. Longer-term U.K. yields fell amid Brexit uncertainty. Japanese government bond yields, anchored by the Bank of Japan’s yield-targeting policy, were little changed.

Absolute returns in most major fixed income spread sectors were positive. On an excess return basis, all of the major spread sectors posted positive returns, including securitized, high-yield, emerging-market debt and investment-grade corporates, led by lower-rated sectors.

The agency mortgage-backed securities (MBS) market returned 1.31% as measured by the Barclays MBS Fixed Rate Index, surpassing duration-equivalent Treasuries by 69 basis points (as measured by Wellington). Mortgages started the period with a cautious outlook amid concerns over the timing of the Federal Reserve’s balance sheet tapering. However, increased clarity about the Fed’s plan to gradually taper its MBS reinvestments helped provide stability to the sector.

In September, the Fed announced it would officially begin its balance sheet normalization process in October. Extremely low levels of volatility and generally range-bound 10-year Treasury yields helped MBS outperform for the balance of the year. The current coupon mortgage spread compressed to its tightest level since the announcement of quantitative easing in 2012.

Within the MBS sector, conventionals (FHLMC, FNMA) bested GNMA pass-throughs as the possibility of reduced banking regulations lowered demand for GNMAs. Thirty-year securities surpassed 15-year, and lower coupons did better than higher ones. GNMA securities returned 0.86% as measured by the Bloomberg Barclays U.S. GNMA Bond Index. They beat duration-equivalent Treasuries by 16 basis points (as measured by Wellington) but fell behind conventional mortgages.

The fund’s successes

On average, the fund had an underweighted allocation to GNMAs, instead favoring conventionals, Fannie Mae multifamily Delegated Underwriting and Servicing (DUS) bonds, and agency collateralized mortgage obligations (CMOs). This positioning was beneficial as GNMAs lagged DUS bonds and agency CMOs on an excess return basis. The fund’s tactical duration and yield curve position also helped relative performance.

The fund’s shortfalls

Selection within 30-year GNMA securities detracted from relative results.

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The fund’s positioning

Our overall MBS positioning, which includes agency pass-throughs, CMOs, and DUS bonds, is relatively neutral. Within that mix, we have underweighted agency pass-throughs in favor of DUS bonds, agency CMOs, and high-quality agency multifamily bonds with relatively stable cash flows and duration profiles. The underweighted allocation to pass-throughs is primarily concentrated in 30-year GNMA 3.0% and 3.5% coupons.

Although we do not see a significant near-term source of underperformance, historically tight spreads and ultra-low volatility leave us with a negative view of agency MBS pass-throughs. As a result, we have tilted our holdings toward other sectors with attractive income and less sensitivity to prepayments or a pickup in volatility. In fact, while we often maintain this bias toward stability, our MBS portfolios now have their lowest weighting in agency pass-throughs since the crisis.

Mortgage spreads to Treasuries are historically tight during this time of steady economic growth, benign inflation, and low volatility. And tight valuations in competing spread sectors are creating demand for MBS as investors de-risk and shift into high-quality assets. However, we are not advocating underweighted allocations to all sectors of the agency MBS market. They are able to earn positive carry in a steady state environment, which often continues for longer than expected. Instead, we have shifted our portfolio to the more stable MBS sectors, positioning us for an increase in volatility without a significant sacrifice in income.

The Fed has orchestrated a smooth balance-sheet exit so far, judging by the muted response from the agency MBS market. Still, the market may begin to price in the Fed’s actions as its balance sheet begins to shrink more rapidly during 2018. Overall, we still expect a muted impact, with the potential for a modest spread-widening in agency MBS as tapering reinvestments progress. Since the Fed has been very transparent over the timing and measured pace of the plan, we expect the path to wider spreads will be very gradual and partially offset by the benefit of MBS income.

We still expect MBS spreads to remain toward the tight end of their range relative to long-term history. We base this opinion on their favorable supply relative to U.S. Treasuries, lower leverage in the system, a more stable buyer base of long-term investors, a constrained mortgage credit environment, and lower refinancing risk.

Michael F. Garrett
Senior Managing Director and
Fixed Income Portfolio Manager

Wellington Management Company llp

February 16, 2018

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Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	13,797,659,368	374,742,595	97.4%
Emerson U. Fullwood	13,808,942,286	363,459,677	97.4%
Amy Gutmann	13,799,031,978	373,369,985	97.4%
JoAnn Heffernan Heisen	13,818,500,075	353,901,888	97.5%
F. Joseph Loughrey	13,816,747,083	355,654,880	97.5%
Mark Loughridge	13,824,483,242	347,918,721	97.5%
Scott C. Malpass	13,800,329,999	372,071,964	97.4%
F. William McNabb III	13,774,270,568	398,131,395	97.2%
Deanna Mulligan	13,816,630,219	355,771,744	97.5%
André F. Perold	13,628,951,260	543,450,703	96.2%
Sarah Bloom Raskin	13,806,213,368	366,188,595	97.4%
Peter F. Volanakis	13,807,988,460	364,413,503	97.4%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Intermediate-Term
Treasury Fund	286,317,571	12,639,826	11,540,619	54,440,763	78.5%
Long-Term Treasury Fund	145,796,839	12,002,445	10,434,089	25,700,290	75.2%
Short-Term Federal Fund	272,373,176	7,741,900	5,487,483	63,981,435	77.9%
Short-Term Treasury Fund	344,126,370	12,115,520	11,319,781	84,922,784	76.1%

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Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
GNMA Fund	1,473,758,217	72,909,320	68,557,072	233,357,326	79.7%
Intermediate-Term
Treasury Fund	288,856,662	11,475,169	10,166,185	54,440,763	79.2%
Long-Term Treasury Fund	148,713,118	11,341,973	8,178,282	25,700,290	76.7%
Short-Term Federal Fund	273,366,771	7,441,705	4,794,082	63,981,435	78.2%
Short-Term Treasury Fund	345,772,284	11,858,115	9,931,273	84,922,784	76.4%

Shareholders of Vanguard GNMA Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard Long-Term Treasury Fund, and Vanguard Short-Term Treasury Fund did not approve the following proposal: Proposal 7—Institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

The trustees recommended a vote against the proposal for the following reasons: (1) Vanguard is fully compliant with all applicable U.S. laws and regulations that prohibit the investment in any company owned or controlled by the government of Sudan; (2) the addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies; and (3) divestment is an ineffective means to implement social change, as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
GNMA Fund	352,003,560	98,040,853	1,165,180,195	233,357,326	19.0%
Intermediate-Term
Treasury Fund	57,596,356	22,025,615	230,876,045	54,440,763	15.8%
Long-Term Treasury Fund	47,923,993	14,083,499	106,225,881	25,700,290	24.7%
Short-Term Treasury Fund	98,869,568	17,490,663	251,201,441	84,922,784	21.9%

14

Short-Term Treasury Fund

Fund Profile
As of January 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFISX	VFIRX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	1.80%	1.90%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		1–5 Year	Barclays
		Treasury	Aggregate
	Fund	Index	Bond Index
Number of Bonds	83	155	9,734
Yield to Maturity
(before expenses)	2.3%	2.3%	3.0%
Average Coupon	1.3%	1.8%	3.1%
Average Duration	2.4 years	2.7 years	6.1 years
Average Effective
Maturity	2.0 years	2.8 years	8.3 years
Short-Term
Reserves	1.0%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	0.6%
Treasury/Agency	99.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	1–5 Year	Barclays
	Treasury	Aggregate
	Index	Bond Index
R-Squared	0.96	0.66
Beta	0.74	0.31

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	11.6%
1 - 3 Years	73.0
3 - 5 Years	15.0
5 - 7 Years	0.1
7 - 10 Years	0.3

Distribution by Credit Quality (% of portfolio)
U.S. Government	99.1%
Not Rated	0.9

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or
Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.
For more information about these ratings, see the Glossary entry for
Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

15

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2008, Through January 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Treasury Fund Investor
Shares	-0.31%	0.41%	1.35%	$11,437
Bloomberg Barclays U.S. 1–5 Year
Treasury Bond Index	-0.10	0.63	1.76	11,904
Short-Term U.S. Treasury Funds
Average	0.34	0.38	1.16	11,218
Bloomberg Barclays U.S. Aggregate
Bond Index	2.15	2.01	3.71	14,398

Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Treasury Fund Admiral Shares	-0.21%	0.51%	1.46%	$57,774
Bloomberg Barclays U.S. 1–5 Year Treasury
Bond Index	-0.10	0.63	1.76	59,519
Bloomberg Barclays U.S. Aggregate Bond
Index	2.15	2.01	3.71	71,990

See Financial Highlights for dividend and capital gains information.

16

Short-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 2008, Through January 31, 2018
				Bloomberg
				Barclays
				1–5 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	2.70%	1.79%	4.49%	5.84%
2010	1.60	0.90	2.50	1.95
2011	1.09	0.83	1.92	2.94
2012	0.68	1.56	2.24	3.38
2013	0.41	-0.02	0.39	0.45
2014	0.36	-0.08	0.28	0.38
2015	0.51	0.50	1.01	1.75
2016	0.70	-0.04	0.66	1.04
2017	0.88	-0.45	0.43	0.11
2018	1.19	-1.50	-0.31	-0.10

Average Annual Total Returns: Periods Ended December 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	0.39%	0.49%	1.03%	0.57%	1.60%
Admiral Shares	2/13/2001	0.39	0.59	1.13	0.57	1.70

17

Short-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.0%)
U.S. Government Securities (90.2%)
United States Treasury Inflation Indexed Bonds	0.125%	4/15/19	576,500	606,311
United States Treasury Note/Bond	1.250%	11/15/18	190,000	189,109
United States Treasury Note/Bond	1.250%	11/30/18	250,000	248,710
United States Treasury Note/Bond	1.250%	12/31/18	250,000	248,515
United States Treasury Note/Bond	1.250%	1/31/19	100,000	99,312
United States Treasury Note/Bond	1.500%	2/28/19	7,000	6,964
United States Treasury Note/Bond	1.625%	3/31/19	3,000	2,987
United States Treasury Note/Bond	0.750%	7/15/19	48,000	47,100
United States Treasury Note/Bond	1.375%	7/31/19	170,000	168,273
United States Treasury Note/Bond	1.000%	8/31/19	162,000	159,291
United States Treasury Note/Bond	1.250%	8/31/19	370,000	365,201
United States Treasury Note/Bond	1.625%	8/31/19	250,000	248,202
United States Treasury Note/Bond	0.875%	9/15/19	150,000	147,117
United States Treasury Note/Bond	1.375%	9/30/19	200,000	197,656
United States Treasury Note/Bond	1.750%	9/30/19	23,000	22,871
United States Treasury Note/Bond	1.000%	10/15/19	200,000	196,344
United States Treasury Note/Bond	1.500%	10/31/19	101,000	99,943
United States Treasury Note/Bond	1.500%	11/30/19	200,000	197,750
United States Treasury Note/Bond	1.750%	11/30/19	200,000	198,624
United States Treasury Note/Bond	1.375%	12/15/19	215,000	212,044
United States Treasury Note/Bond	1.125%	12/31/19	12,000	11,773
United States Treasury Note/Bond	1.625%	12/31/19	50,000	49,516
United States Treasury Note/Bond	1.375%	1/15/20	17,807	17,549
United States Treasury Note/Bond	1.250%	1/31/20	150,000	147,375
United States Treasury Note/Bond	1.375%	2/15/20	150,000	147,633
United States Treasury Note/Bond	1.125%	3/31/20	13,000	12,710
United States Treasury Note/Bond	1.375%	3/31/20	43,100	42,366
United States Treasury Note/Bond	1.375%	4/30/20	4,350	4,271
United States Treasury Note/Bond	1.375%	5/31/20	249,600	244,843
United States Treasury Note/Bond	1.500%	5/31/20	126,000	123,973
United States Treasury Note/Bond	1.625%	6/30/20	153,700	151,539
United States Treasury Note/Bond	1.875%	6/30/20	49,100	48,693
United States Treasury Note/Bond	1.500%	7/15/20	127,200	124,974
United States Treasury Note/Bond	1.625%	7/31/20	195,000	192,075
United States Treasury Note/Bond	2.000%	7/31/20	90,000	89,465
United States Treasury Note/Bond	1.500%	8/15/20	45,000	44,177

18

Short-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	2.625%	8/15/20	114,000	115,033
	United States Treasury Note/Bond	1.375%	8/31/20	85,000	83,140
	United States Treasury Note/Bond	2.125%	8/31/20	90,000	89,719
	United States Treasury Note/Bond	1.375%	9/30/20	140,000	136,807
	United States Treasury Note/Bond	2.000%	9/30/20	50,000	49,656
	United States Treasury Note/Bond	1.625%	10/15/20	88,200	86,725
	United States Treasury Note/Bond	1.375%	10/31/20	30,000	29,278
	United States Treasury Note/Bond	1.750%	10/31/20	50,000	49,297
	United States Treasury Note/Bond	2.625%	11/15/20	104,750	105,683
	United States Treasury Note/Bond	1.875%	12/15/20	11,150	11,023
	United States Treasury Note/Bond	1.750%	12/31/20	23,415	23,053
1	United States Treasury Note/Bond	2.125%	1/31/21	64,000	63,660
	United States Treasury Note/Bond	3.625%	2/15/21	32,000	33,220
	United States Treasury Note/Bond	1.125%	2/28/21	112,000	108,011
	United States Treasury Note/Bond	2.000%	2/28/21	25,000	24,762
	United States Treasury Note/Bond	1.250%	3/31/21	28,500	27,556
	United States Treasury Note/Bond	2.250%	3/31/21	44,000	43,876
	United States Treasury Note/Bond	1.375%	4/30/21	35,000	33,939
	United States Treasury Note/Bond	3.125%	5/15/21	46,000	47,107
	United States Treasury Note/Bond	1.375%	5/31/21	55,000	53,264
	United States Treasury Note/Bond	1.125%	6/30/21	93,000	89,222
	United States Treasury Note/Bond	2.125%	6/30/21	93,000	92,245
	United States Treasury Note/Bond	1.125%	7/31/21	150,000	143,695
	United States Treasury Note/Bond	2.125%	8/15/21	170,000	168,485
	United States Treasury Note/Bond	1.125%	8/31/21	125,000	119,570
	United States Treasury Note/Bond	1.750%	3/31/22	14,000	13,615
	United States Treasury Note/Bond	1.875%	4/30/22	5,000	4,880
	United States Treasury Note/Bond	2.000%	11/30/22	53,530	52,275
					7,014,052
Agency Bonds and Notes (7.2%)
2	AID-Iraq	2.149%	1/18/22	11,991	11,813
2	AID-Tunisia	1.416%	8/5/21	16,500	15,913
3	Fannie Mae Interest Strip	0.000%	1/15/19	2,197	2,152
3	Fannie Mae Principal Strip	0.000%	2/1/19	9,900	9,690
3	Federal National Mortgage Assn.	0.000%	10/9/19	162,100	155,978
4	Financing Corp.	0.000%	5/11/18	72,000	71,666
4	Financing Corp.	0.000%	11/2/18	2,150	2,118
4	Financing Corp.	0.000%	3/7/19	5,475	5,348
4	Financing Corp.	9.700%	4/5/19	9,060	9,843
	Private Export Funding Corp.	4.375%	3/15/19	13,330	13,660
	Private Export Funding Corp.	1.450%	8/15/19	30,534	30,143
	Private Export Funding Corp.	2.250%	3/15/20	5,800	5,785
	Private Export Funding Corp.	2.300%	9/15/20	7,550	7,517
	Residual Funding Corp. Principal Strip	0.000%	1/15/21	47,000	43,734
	Resolution Funding Corp. Principal Strip	0.000%	10/15/19	101,170	97,377
	Resolution Funding Corp. Principal Strip	0.000%	7/15/20	27,490	25,938
	Resolution Funding Corp. Principal Strip	0.000%	10/15/20	58,220	54,564
					563,239
Conventional Mortgage-Backed Securities (0.0%)
[3,5]	Freddie Mac Gold Pool	6.000%	5/1/18–4/1/28	82	91

Nonconventional Mortgage-Backed Securities (0.6%)
[3,5,6] Fannie Mae REMICS 2016-1		1.911%	2/25/46	11,828	11,849
[3,5,6] Fannie Mae REMICS 2016-6		2.011%	2/25/46	7,966	8,009

19

Short-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3,5,6] Fannie Mae REMICS 2016-93		1.911%	12/25/46	8,597	8,604
[3,5,6] Freddie Mac REMICS		1.959%	5/15/46	8,335	8,381
[3,5,6] Freddie Mac REMICS		2.009%	10/15/46	7,595	7,643
					44,486
Total U. S. Government and Agency Obligations (Cost $7,682,883)					7,621,868

				Shares
Temporary Cash Investment (0.9%)
Money Market Fund (0.9%)
7 Vanguard Market Liquidity Fund
(Cost $73,545)		1.545%		735,454	73,546
Total Investments (98.9%) (Cost $7,756,428)					7,695,414

				Notional
	Expiration		Exercise	Amount
	Date	Contracts	Price	($000)
Liability for Options Written (0.0%)
Call Options on 10-Year
U.S. Treasury Note
Futures Contracts	02/23/18	53	USD 123.00	6,519	(4)
Put Options on 10-Year
U.S. Treasury Note
Futures Contracts	02/23/18	529	USD 122.50	64,803	(570)
Put Options on 10-Year
U.S. Treasury Note
Futures Contracts	02/23/18	53	USD 121.00	6,413	(16)
Total Liability for Options Written (Premiums Received $150)					(590)

					Amount
					($000)
Other Assets and Other Liabilities (1.1%)
Other Assets
Investment in Vanguard					427
Receivables for Investment Securities Sold					168,674
Receivables for Accrued Income					24,716
Receivables for Capital Shares Issued					11,062
Variation Margin Receivable—Futures Contracts					198
Other Assets					747
Total Other Assets					205,824
Other Liabilities
Payables for Investment Securities Purchased					(105,625)
Payables for Capital Shares Redeemed					(8,260)
Payables for Distributions					(1,819)
Payables to Vanguard					(3,311)
Variation Margin Payable—Futures Contracts					(1,083)
Total Other Liabilities					(120,098)
Net Assets (100%)					7,780,550

20

Short-Term Treasury Fund

At January 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	7,931,132
Undistributed Net Investment Income	17
Accumulated Net Realized Losses	(84,919)
Unrealized Appreciation (Depreciation)
Investment Securities	(61,014)
Futures Contracts	(4,226)
Options on Futures Contracts [8]	(440)
Net Assets	7,780,550

Investor Shares—Net Assets
Applicable to 70,255,894 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	736,896
Net Asset Value Per Share—Investor Shares	$10.49

Admiral Shares—Net Assets
Applicable to 671,544,613 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,043,654
Net Asset Value Per Share—Admiral Shares	$10.49

• See Note A in Notes to Financial Statements.
1 Securities with a value of $4,381,000 have been segregated as initial margin for open futures contracts.
2 U.S. government-guaranteed.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
8 Unrealized appreciation (depreciation) on options on futures contracts is required to be treated as realized gain (loss) for tax purposes.
REMICS—Real Estate Mortgage Investment Conduits.

21

Short-Term Treasury Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2018	4,550	970,216	(3,494)
5-Year U.S. Treasury Note	March 2018	3,205	367,649	(639)
Ultra 10-Year U.S. Treasury Note	March 2018	419	54,555	(361)
10-Year U.S. Treasury Note	March 2018	309	37,568	62
				(4,432)

Short Futures Contracts
Ultra Long U.S. Treasury Bond	March 2018	(308)	(49,877)	206
				(4,226)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2018
($000)
Investment Income
Income
Interest[1]	109,139
Total Income	109,139
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,039
Management and Administrative—Investor Shares	1,309
Management and Administrative—Admiral Shares	5,135
Marketing and Distribution—Investor Shares	160
Marketing and Distribution—Admiral Shares	586
Custodian Fees	82
Auditing Fees	39
Shareholders’ Reports and Proxy—Investor Shares	73
Shareholders’ Reports and Proxy—Admiral Shares	203
Trustees’ Fees and Expenses	6
Total Expenses	8,632
Net Investment Income	100,507
Realized Net Gain (Loss)
Investment Securities Sold[1]	(57,275)
Futures Contracts	(17,241)
Purchased Options	(679)
Written Options	2,372
Realized Net Gain (Loss)	(72,823)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(38,480)
Futures Contracts	(5,127)
Purchased Options	36
Written Options	(527)
Change in Unrealized Appreciation (Depreciation)	(44,098)
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,414)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,185,000, ($60,000), and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	100,507	72,757
Realized Net Gain (Loss)	(72,823)	17,160
Change in Unrealized Appreciation (Depreciation)	(44,098)	(54,440)
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,414)	35,477
Distributions
Net Investment Income
Investor Shares	(9,933)	(8,403)
Admiral Shares	(90,580)	(64,428)
Realized Capital Gain[1]
Investor Shares	—	(2,705)
Admiral Shares	—	(20,173)
Total Distributions	(100,513)	(95,709)
Capital Share Transactions
Investor Shares	(151,453)	(98,559)
Admiral Shares	344,449	586,883
Net Increase (Decrease) from Capital Share Transactions	192,996	488,324
Total Increase (Decrease)	76,069	428,092
Net Assets
Beginning of Period	7,704,481	7,276,389
End of Period[2]	7,780,550	7,704,481

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $21,440,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $17,000 and ($15,000).

See accompanying Notes, which are an integral part of the Financial Statements.

24

Short-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.65	$10.73	$10.75	$10.71	$10.73
Investment Operations
Net Investment Income	.127[1]	.094	.074	.055	.039
Net Realized and Unrealized Gain (Loss)
on Investments	(.160)	(.048)	(.004)	.053	(.009)
Total from Investment Operations	(.033)	.046	.070	.108	.030
Distributions
Dividends from Net Investment Income	(.127)	(.094)	(.074)	(.055)	(.039)
Distributions from Realized Capital Gains	—	(.032)	(.016)	(.013)	(.011)
Total Distributions	(.127)	(.126)	(.090)	(.068)	(.050)
Net Asset Value, End of Period	$10.49	$10.65	$10.73	$10.75	$10.71
Total Return[2]	-0.31%	0.43%	0.66%	1.01%	0.28%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$737	$900	$1,005	$1,044	$1,151
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.20%	0.87%	0.69%	0.52%	0.37%
Portfolio Turnover Rate [3]	280%	249%	211%	87%	80%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes 7%, 3%, 35%, 22%, and 0% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Short-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.65	$10.73	$10.75	$10.71	$10.73
Investment Operations
Net Investment Income	.138[1]	.105	.085	.066	.050
Net Realized and Unrealized Gain (Loss)
on Investments	(.160)	(.048)	(.004)	.053	(.009)
Total from Investment Operations	(.022)	.057	.081	.119	.041
Distributions
Dividends from Net Investment Income	(.138)	(.105)	(.085)	(.066)	(.050)
Distributions from Realized Capital Gains	—	(.032)	(.016)	(.013)	(.011)
Total Distributions	(.138)	(.137)	(.101)	(.079)	(.061)
Net Asset Value, End of Period	$10.49	$10.65	$10.73	$10.75	$10.71
Total Return[2]	-0.21%	0.53%	0.76%	1.11%	0.38%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,044	$6,805	$6,271	$5,915	$5,360
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.30%	0.97%	0.79%	0.62%	0.47%
Portfolio Turnover Rate [3]	280%	249%	211%	87%	80%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes 7%, 3%, 35%, 22%, and 0% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

27

Short-Term Treasury Fund

During the year ended January 31, 2018, the fund’s average investments in long and short futures contracts represented 22% and 4% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2018, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased.

The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

28

Short-Term Treasury Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2018, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

29

Short-Term Treasury Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2018, the fund had contributed to Vanguard capital in the amount of $427,000, representing 0.01% of the fund’s net assets and 0.17% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	7,621,868	—
Temporary Cash Investments	73,546	—	—
Liability for Options Written	(590)	—	—
Futures Contracts—Assets[1]	198	—	—
Futures Contracts—Liabilities[1]	(1,083)	—	—
Total	72,071	7,621,868	—
1 Represents variation margin on the last day of the reporting period.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

For tax purposes, at January 31, 2018, the fund had available capital losses totaling $89,470,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2018, the cost of investment securities for tax purposes was $7,756,428,000. Net unrealized depreciation of investment securities for tax purposes was $61,014,000, consisting of unrealized gains of $278,000 on securities that had risen in value since their purchase and $61,292,000 in unrealized losses on securities that had fallen in value since their purchase.

30

Short-Term Treasury Fund

E. During the year ended January 31, 2018, the fund purchased $19,788,407,000 of investment securities and sold $20,713,456,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	217,914	20,530	315,668	29,426
Issued in Lieu of Cash Distributions	8,783	828	10,044	938
Redeemed	(378,150)	(35,620)	(424,271)	(39,539)
Net Increase (Decrease)—Investor Shares	(151,453)	(14,262)	(98,559)	(9,175)
Admiral Shares
Issued	1,626,582	153,201	1,937,149	180,557
Issued in Lieu of Cash Distributions	74,786	7,049	70,788	6,614
Redeemed	(1,356,919)	(127,829)	(1,421,054)	(132,567)
Net Increase (Decrease)—Admiral Shares	344,449	32,421	586,883	54,604

G. Management has determined that no material events or transactions occurred subsequent to January 31, 2018, that would require recognition or disclosure in these financial statements.

31

Short-Term Federal Fund

Fund Profile
As of January 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VSGBX	VSGDX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	1.90%	2.00%

Financial Attributes
		Bloomberg
		Barclays	Bloomberg
		1–5 Year	Barclays
		Gov’t	Aggregate
	Fund	Index	Bond Index
Number of Bonds	111	374	9,734
Yield to Maturity
(before expenses)	2.3%	2.3%	3.0%
Average Coupon	1.5%	1.8%	3.1%
Average Duration	2.3 years	2.7 years	6.1 years
Average Effective
Maturity	2.7 years	2.8 years	8.3 years
Short-Term
Reserves	1.2%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	1.5%
Government Mortgage-Backed	11.2
Treasury/Agency	87.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	1–5 Year	Barclays
	Gov’t	Aggregate
	Index	Bond Index
R-Squared	0.96	0.78
Beta	0.79	0.35

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	11.4%
1 - 3 Years	63.6
3 - 5 Years	15.7
5 - 7 Years	5.8
7 - 10 Years	3.0
10 - 20 Years	0.5

Distribution by Credit Quality (% of portfolio)
U.S. Government	98.3%
Aa	0.2
Not Rated	1.5

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or
Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.
For more information about these ratings, see the Glossary entry for
Credit Quality.

1 The expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

32

Short-Term Federal Fund

Investment Focus

33

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2008, Through January 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Federal Fund Investor
Shares	-0.02%	0.60%	1.80%	$11,955
Bloomberg Barclays U.S. 1–5 Year
Government Bond Index	-0.08	0.65	1.79	11,945
Short-Intermediate U.S. Government
Funds Average	-0.12	0.23	1.59	11,712
Bloomberg Barclays U.S. Aggregate
Bond Index	2.15	2.01	3.71	14,398

Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Federal Fund Admiral Shares	0.08%	0.70%	1.91%	$60,385
Bloomberg Barclays U.S. 1–5 Year
Government Bond Index	-0.08	0.65	1.79	59,724
Bloomberg Barclays U.S. Aggregate Bond
Index	2.15	2.01	3.71	71,990

See Financial Highlights for dividend and capital gains information.

34

Short-Term Federal Fund

Fiscal-Year Total Returns (%): January 31, 2008, Through January 31, 2018
				Bloomberg
				Barclays
				1–5 Year
				Gov’t
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	3.94%	0.84%	4.78%	5.66%
2010	2.39	1.62	4.01	2.56
2011	1.53	0.97	2.50	2.84
2012	1.00	2.09	3.09	3.26
2013	0.56	0.20	0.76	0.51
2014	0.54	-0.32	0.22	0.40
2015	0.62	0.74	1.36	1.75
2016	0.88	0.05	0.93	1.05
2017	1.07	-0.58	0.49	0.13
2018	1.32	-1.34	-0.02	-0.08

Average Annual Total Returns: Periods Ended December 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/31/1987	0.70%	0.68%	1.41%	0.64%	2.05%
Admiral Shares	2/12/2001	0.80	0.78	1.51	0.64	2.15

35

Short-Term Federal Fund

Financial Statements

Statement of Net Assets
As of January 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (97.9%)
U. S. Government Securities (16.0%)
	United States Treasury Note/Bond	1.500%	1/31/19	330,000	328,505
	United States Treasury Note/Bond	1.250%	5/31/19	10,500	10,393
	United States Treasury Note/Bond	1.500%	10/31/19	7,800	7,718
	United States Treasury Note/Bond	1.750%	11/30/19	6,100	6,058
	United States Treasury Note/Bond	2.000%	1/31/20	34,500	34,398
	United States Treasury Note/Bond	1.750%	11/15/20	52,600	51,861
	United States Treasury Note/Bond	1.875%	12/15/20	7,250	7,167
	United States Treasury Note/Bond	2.000%	1/15/21	97,800	96,990
	United States Treasury Note/Bond	1.375%	5/31/21	99,740	96,592
	United States Treasury Note/Bond	1.125%	6/30/21	33,200	31,851
	United States Treasury Note/Bond	1.125%	7/31/21	41,500	39,756
1	United States Treasury Note/Bond	1.625%	8/31/22	8,100	7,796
	United States Treasury Note/Bond	1.875%	9/30/22	14,700	14,291
	United States Treasury Note/Bond	2.000%	11/30/22	57,740	56,387
	United States Treasury Note/Bond	2.250%	8/15/27	3,100	2,978
					792,741
Agency Bonds and Notes (70.8%)
2	AID-Iraq	2.149%	1/18/22	15,366	15,138
2	AID-Israel	0.000%	11/1/19	14,470	13,845
2	AID-Israel	5.500%	9/18/23	12,700	14,505
2	AID-Israel	5.500%	4/26/24	4,100	4,728
2	AID-Jordan	2.578%	6/30/22	33,500	33,226
2	AID-Tunisia	1.416%	8/5/21	12,300	11,862
2	AID-Ukraine	1.844%	5/16/19	11,665	11,594
3	Fannie Mae Interest Strip	0.000%	1/15/19	1,560	1,528
3	Fannie Mae Principal Strip	0.000%	2/1/19	25,682	25,138
4	Federal Home Loan Banks	0.625%	8/7/18	6,440	6,406
4	Federal Home Loan Banks	1.750%	12/14/18	3,000	2,997
4	Federal Home Loan Banks	1.250%	1/16/19	45,400	45,109
4	Federal Home Loan Banks	1.375%	3/18/19	21,000	20,857
4	Federal Home Loan Banks	5.375%	5/15/19	46,000	47,926
4	Federal Home Loan Banks	1.375%	5/28/19	34,300	33,993
4	Federal Home Loan Banks	0.875%	8/5/19	83,500	81,959
4	Federal Home Loan Banks	1.500%	10/21/19	46,500	45,997
4	Federal Home Loan Banks	1.750%	6/12/20	20,000	19,774
[4,5]	Federal Home Loan Banks	1.800%	8/28/20	50,000	49,278

36

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,5]	Federal Home Loan Banks	1.800%	8/28/20	123,250	121,469
4	Federal Home Loan Banks	1.375%	9/28/20	145,540	142,044
[3,5]	Federal Home Loan Mortgage Corp.	1.050%	5/25/18	50,000	49,920
[3,5]	Federal Home Loan Mortgage Corp.	1.060%	6/22/18	50,000	49,889
[3,5]	Federal Home Loan Mortgage Corp.	1.050%	7/27/18	50,000	49,844
3	Federal Home Loan Mortgage Corp.	0.875%	10/12/18	81,510	81,009
[3,5]	Federal Home Loan Mortgage Corp.	1.050%	11/7/18	75,000	74,506
[3,5]	Federal Home Loan Mortgage Corp.	1.275%	6/28/19	50,000	49,380
3	Federal Home Loan Mortgage Corp.	0.875%	7/19/19	82,350	80,897
[3,5]	Federal Home Loan Mortgage Corp.	1.250%	7/26/19	50,000	49,313
3	Federal Home Loan Mortgage Corp.	1.375%	8/15/19	96,700	95,611
3	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	120,650	118,892
3	Federal Home Loan Mortgage Corp.	1.500%	1/17/20	31,400	30,997
[3,5]	Federal Home Loan Mortgage Corp.	1.800%	4/13/20	75,000	74,158
[3,5]	Federal Home Loan Mortgage Corp.	1.700%	9/29/20	164,060	161,181
[3,5]	Federal Home Loan Mortgage Corp.	1.800%	9/29/20	75,000	73,856
3	Federal Home Loan Mortgage Corp.	1.875%	11/17/20	134,600	132,981
[3,5]	Federal Home Loan Mortgage Corp.	2.753%	1/30/23	50,000	49,870
[3,5]	Federal National Mortgage Assn.	1.250%	9/27/18	10,000	9,968
3	Federal National Mortgage Assn.	1.375%	1/28/19	33,750	33,568
[3,5]	Federal National Mortgage Assn.	1.250%	6/13/19	50,000	49,381
3	Federal National Mortgage Assn.	0.875%	8/2/19	16,950	16,639
3	Federal National Mortgage Assn.	0.000%	10/9/19	275,300	264,902
[3,5]	Federal National Mortgage Assn.	1.250%	11/25/19	75,000	73,664
[3,5]	Federal National Mortgage Assn.	1.150%	11/29/19	77,500	76,114
[3,5]	Federal National Mortgage Assn.	1.750%	1/17/20	50,000	49,482
3	Federal National Mortgage Assn.	2.375%	1/19/23	85,400	84,606
3	Federal National Mortgage Assn.	1.875%	9/24/26	75,650	69,866
4	Financing Corp.	0.000%	5/11/18	108,000	107,499
4	Financing Corp.	0.000%	11/2/18	1,540	1,517
4	Financing Corp.	0.000%	12/6/18	32,496	31,948
4	Financing Corp.	0.000%	3/7/19	3,910	3,819
4	Financing Corp.	9.700%	4/5/19	5,820	6,323
	Government Trust Certificate	0.000%	4/1/20	10,419	9,833
	Private Export Funding Corp.	4.375%	3/15/19	9,570	9,807
	Private Export Funding Corp.	1.450%	8/15/19	24,042	23,734
	Private Export Funding Corp.	2.250%	3/15/20	12,393	12,362
	Private Export Funding Corp.	2.300%	9/15/20	17,450	17,374
	Private Export Funding Corp.	4.300%	12/15/21	4,430	4,706
	Private Export Funding Corp.	3.550%	1/15/24	15,500	16,157
	Private Export Funding Corp.	2.450%	7/15/24	5,300	5,175
	Private Export Funding Corp.	3.250%	6/15/25	16,200	16,517
	Residual Funding Corp. Principal Strip	0.000%	1/15/21	43,408	40,392
	Resolution Funding Corp. Interest Strip	0.000%	4/15/26	12,990	10,200
	Resolution Funding Corp. Interest Strip	0.000%	1/15/27	12,864	9,809
	Resolution Funding Corp. Interest Strip	0.000%	4/15/27	13,756	10,412
	Resolution Funding Corp. Interest Strip	0.000%	7/15/27	7,094	5,328
	Resolution Funding Corp. Interest Strip	0.000%	10/15/27	7,094	5,279
	Resolution Funding Corp. Principal Strip	0.000%	10/15/19	124,331	119,670
	Resolution Funding Corp. Principal Strip	0.000%	7/15/20	98,370	92,815
	Resolution Funding Corp. Principal Strip	0.000%	10/15/20	228,817	214,450
4	Tennessee Valley Authority	4.700%	7/15/33	20,990	24,988
4	Tennessee Valley Authority Principal Strip	0.000%	11/1/25	17,342	13,745
					3,513,726

37

Short-Term Federal Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Conventional Mortgage-Backed Securities (9.9%)
[3,5] Fannie Mae Pool	2.000%	10/1/27–1/1/32	22,375	21,553
[3,5] Fannie Mae Pool	2.500%	2/1/28–11/1/31	132,475	130,620
[3,5,6] Fannie Mae Pool	3.000%	12/1/20–2/1/33	110,568	111,310
[3,5] Fannie Mae Pool	3.500%	8/1/20–5/1/30	42,224	43,467
[3,5] Fannie Mae Pool	4.000%	6/1/18–12/1/28	13,142	13,564
[3,5] Fannie Mae Pool	4.500%	2/1/18–10/1/25	2,065	2,097
[3,5] Fannie Mae Pool	5.000%	3/1/18–3/1/38	3,825	4,017
[3,5] Fannie Mae Pool	5.500%	2/1/18–1/1/25	488	497
[3,5] Fannie Mae Pool	6.000%	5/1/24	1	1
[3,5] Freddie Mac Gold Pool	2.000%	9/1/28– 6/1/30	7,500	7,235
[3,5] Freddie Mac Gold Pool	2.500%	6/1/22–1/1/33	71,343	70,290
[3,5,6] Freddie Mac Gold Pool	3.000%	4/1/27–3/1/33	52,248	52,585
[3,5] Freddie Mac Gold Pool	3.500%	3/1/21–8/1/29	15,875	16,349
[3,5] Freddie Mac Gold Pool	4.000%	6/1/18–1/1/29	8,335	8,600
[3,5] Freddie Mac Gold Pool	4.500%	5/1/18–9/1/26	5,569	5,675
[3,5] Freddie Mac Gold Pool	5.000%	3/1/18– 6/1/25	2,104	2,155
[3,5] Freddie Mac Gold Pool	5.500%	7/1/18–2/1/19	13	13
[3,5] Freddie Mac Gold Pool	6.000%	10/1/18	5	5
				490,033
Nonconventional Mortgage-Backed Securities (1.2%)
[3,5,7] Fannie Mae Pool	3.203%	12/1/40	1,794	1,887
[3,5,8] Fannie Mae REMICS 2005-45	1.931%	6/25/35	1,029	1,031
[3,5,8] Fannie Mae REMICS 2005-95	1.971%	11/25/35	1,383	1,389
[3,5,8] Fannie Mae REMICS 2006-46	1.881%	6/25/36	3,867	3,864
[3,5,8] Fannie Mae REMICS 2007-4	2.006%	2/25/37	484	485
[3,5,8] Fannie Mae REMICS 2012-122	1.961%	11/25/42	1,408	1,409
[3,5,8] Fannie Mae REMICS 2013-19	1.861%	9/25/41	1,957	1,951
[3,5,8] Fannie Mae REMICS 2013-39	1.911%	5/25/43	1,818	1,814
[3,5,8] Fannie Mae REMICS 2015-22	1.861%	4/25/45	1,532	1,524
[3,5,8] Fannie Mae REMICS 2016-55	2.061%	8/25/46	3,024	3,053
[3,5,8] Fannie Mae REMICS 2016-60	1.811%	9/25/46	6,177	6,157
[3,5,8] Fannie Mae REMICS 2016-62	1.961%	9/25/46	6,159	6,179
[3,5,8] Fannie Mae REMICS 2016-93	1.911%	12/25/46	11,716	11,726
[3,5,7] Freddie Mac Non Gold Pool	3.301%	9/1/37	5,620	5,921
[3,5,7] Freddie Mac Non Gold Pool	3.329%	7/1/35	7,132	7,484
[3,5] Freddie Mac Non Gold Pool	3.437%	7/1/33	964	1,011
[3,5,8] Freddie Mac REMICS	1.909%	11/15/36–8/15/43	2,892	2,895
[3,5,8] Freddie Mac REMICS	1.919%	11/15/36	1,026	1,028
[3,5,8] Freddie Mac REMICS	2.009%	6/15/42	540	543
				61,351
Total U. S. Government and Agency Obligations (Cost $4,926,296)				4,857,851

38

Short-Term Federal Fund

					Face	Market
				Maturity	Amount	Value •
			Coupon	Date	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities (1.5%)
5	Small Business Administration Participation
	Certs 2017-20		2.880%	5/1/37	3,976	3,913
5	Small Business Administration Participation
	Certs 2017-20		2.780%	12/1/37	23,400	23,323
5	Small Business Administration Participation
	Certs 2017-20K		2.790%	11/1/37	27,800	27,232
5	Small Business Administration Participation
	Certs 2018-20A		2.920%	1/1/38	19,600	19,409
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $74,814)						73,877

					Share
Temporary Cash Investment (1.2%)
Money Market Fund (1.2%)
9	Vanguard Market Liquidity Fund
	(Cost $58,453)		1.545%		584,532	58,453
Total Investments (100.6%) (Cost $5,059,563)						4,990,181

					Notional
		Expiration		Exercise	Amount
		Date	Contracts	Price	($000)
Liability for Options Written (0.0%)
	Call Options on 10-Year
	U.S. Treasury Note
	Futures Contracts	2/23/18	34	USD 123.00	4,182	(3)
	Put Options on 10-Year
	U.S. Treasury Note
	Futures Contracts	2/23/18	358	USD 122.50	43,855	(386)
	Put Options on 10-Year
	U.S. Treasury Note
	Futures Contracts	2/23/18	34	USD 121.00	4,114	(10)
Total Liability for Options Written (Premiums Received $101)						(399)
Other Assets and Liabilities (-0.6%)
Other Assets						361,178
Other Liabilities						(392,966)
						(31,788)
Net Assets (100%)						4,957,994

39

Short-Term Federal Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	4,930,275
Collateral for Futures Contracts	1,453
Total Unaffiliated Issuers	4,931,728
Affiliated Vanguard Funds	58,453
Total Investments in Securities	4,990,181
Investment in Vanguard	274
Receivables for Investment Securities Sold	338,567
Receivables for Accrued Income	13,606
Receivables for Capital Shares Issued	8,145
Variation Margin Receivable—Futures Contracts	184
Other Assets	402
Total Assets	5,351,359
Liabilities
Payables for Investment Securities Purchased	379,278
Payables for Capital Shares Redeemed	9,148
Payables for Distributions	696
Payables to Vanguard	3,106
Liabilities for Options Written	399
Variation Margin Payable—Futures Contracts	735
Other Liabilities	3
Total Liabilities	393,365
Net Assets	4,957,994

At January 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	5,063,356
Overdistributed Net Investment Income	(23)
Accumulated Net Realized Losses	(34,870)
Unrealized Appreciation (Depreciation)
Investment Securities	(69,382)
Futures Contracts	(789)
Options on Futures Contracts[10]	(298)
Net Assets	4,957,994

Investor Shares—Net Assets
Applicable to 68,134,088 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	719,124
Net Asset Value Per Share—Investor Shares	$10.55

40

Short-Term Federal Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 401,618,200 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,238,870
Net Asset Value Per Share—Admiral Shares	$10.55

• See Note A in Notes to Financial Statements.
1 Securities with a value of $1,453,000 have been segregated as initial margin for open futures contracts.
2 U.S. government-guaranteed.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of
January 31, 2018.
7 Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.
8 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
10 Unrealized appreciation (depreciation) on options on futures contracts is required to be treated as realized gain (loss) for tax purposes.
REMICS—Real Estate Mortgage Investment Conduits.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2018	1,947	415,167	(1,456)
5-Year U.S. Treasury Note	March 2018	1,270	145,683	(914)
				(2,370)

Short Futures Contracts
10-Year U.S. Treasury Note	March 2018	(820)	(99,694)	109
Ultra 10-Year U.S. Treasury Note	March 2018	(374)	(48,696)	586
Ultra Long U. S. Treasury Bond	March 2018	(198)	(32,064)	134
30-Year U. S. Treasury Bond	March 2018	(159)	(23,502)	752
				1,581
				(789)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Short-Term Federal Fund

Statement of Operations

Year Ended
January 31, 2018
($000)
Investment Income
Income
Interest[1]	83,062
Total Income	83,062
Expenses
The Vanguard Group—Note B
Investment Advisory Services	717
Management and Administrative—Investor Shares	1,246
Management and Administrative—Admiral Shares	3,466
Marketing and Distribution—Investor Shares	146
Marketing and Distribution—Admiral Shares	389
Custodian Fees	84
Auditing Fees	41
Shareholders’ Reports and Proxy—Investor Shares	68
Shareholders’ Reports and Proxy—Admiral Shares	66
Trustees’ Fees and Expenses	4
Total Expenses	6,227
Net Investment Income	76,835
Realized Net Gain (Loss)
Investment Securities Sold[1]	(21,071)
Futures Contracts	(13,247)
Purchased Options	(2,032)
Written Options	3,467
Realized Net Gain (Loss)	(32,883)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(32,510)
Futures Contracts	(2,001)
Purchased Options	(52)
Written Options	(369)
Change in Unrealized Appreciation (Depreciation)	(34,932)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,020

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,524,000, ($4,000), and ($5,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Short-Term Federal Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	76,835	64,461
Realized Net Gain (Loss)	(32,883)	24,789
Change in Unrealized Appreciation (Depreciation)	(34,932)	(57,604)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,020	31,646
Distributions
Net Investment Income
Investor Shares	(10,473)	(8,732)
Admiral Shares	(66,401)	(55,814)
Realized Capital Gain[1]
Investor Shares	(486)	(2,109)
Admiral Shares	(2,823)	(12,368)
Total Distributions	(80,183)	(79,023)
Capital Share Transactions
Investor Shares	(97,217)	15,964
Admiral Shares	(519,477)	518,055
Net Increase (Decrease) from Capital Share Transactions	(616,694)	534,019
Total Increase (Decrease)	(687,857)	486,642
Net Assets
Beginning of Period	5,645,851	5,159,209
End of Period[2]	4,957,994	5,645,851

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $14,477,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($23,000) and ($42,000).

See accompanying Notes, which are an integral part of the Financial Statements.

43

Short-Term Federal Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.70	$10.79	$10.82	$10.74	$10.78
Investment Operations
Net Investment Income	.142[1]	.116	.095	.066	.058
Net Realized and Unrealized Gain (Loss)
on Investments	(.144)	(.063)	.005	.080	(.034)
Total from Investment Operations	(.002)	.053	.100	.146	.024
Distributions
Dividends from Net Investment Income	(.142)	(.116)	(.095)	(.066)	(.058)
Distributions from Realized Capital Gains	(.006)	(.027)	(.035)	—	(.006)
Total Distributions	(.148)	(.143)	(.130)	(.066)	(.064)
Net Asset Value, End of Period	$10.55	$10.70	$10.79	$10.82	$10.74
Total Return[2]	-0.02%	0.49%	0.93%	1.36%	0.22%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$719	$827	$817	$924	$1,051
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.33%	1.07%	0.88%	0.61%	0.54%
Portfolio Turnover Rate [3]	211%	304%	314%	361%	418%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes 30%, 38%, 75%, 99%, and 87% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Short-Term Federal Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.70	$10.79	$10.82	$10.74	$10.78
Investment Operations
Net Investment Income	.153[1]	.127	.105	.077	.069
Net Realized and Unrealized Gain (Loss)
on Investments	(.144)	(.063)	.005	.080	(.034)
Total from Investment Operations	.009	.064	.110	.157	.035
Distributions
Dividends from Net Investment Income	(.153)	(.127)	(.105)	(.077)	(.069)
Distributions from Realized Capital Gains	(.006)	(.027)	(.035)	—	(.006)
Total Distributions	(.159)	(.154)	(.140)	(.077)	(.075)
Net Asset Value, End of Period	$10.55	$10.70	$10.79	$10.82	$10.74
Total Return[2]	0.08%	0.59%	1.03%	1.47%	0.33%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,239	$4,819	$4,342	$4,122	$4,205
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.43%	1.17%	0.98%	0.71%	0.64%
Portfolio Turnover Rate [3]	211%	304%	314%	361%	418%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes 30%, 38%, 75%, 99%, and 87% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

46

Short-Term Federal Fund

During the year ended January 31, 2018, the fund’s average investments in long and short futures contracts represented 18% and 7% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2018, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and

47

Short-Term Federal Fund

sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2018, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

48

Short-Term Federal Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2018, the fund had contributed to Vanguard capital in the amount of $274,000, representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,857,851	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	73,877	—
Temporary Cash Investments	58,453	—	—
Liability for Options Written	(399)	—	—
Futures Contracts—Assets[1]	184	—	—
Futures Contracts—Liabilities[1]	(735)	—	—
Total	57,503	4,931,728	—
1 Represents variation margin on the last day of the reporting period.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

For tax purposes, at January 31, 2018, the fund had available capital losses totaling $35,428,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2018, the cost of investment securities for tax purposes was $5,059,563,000. Net unrealized depreciation of investment securities for tax purposes was $69,382,000, consisting of unrealized gains of $815,000 on securities that had risen in value since their purchase and $70,197,000 in unrealized losses on securities that had fallen in value since their purchase.

49

Short-Term Federal Fund

E. During the year ended January 31, 2018, the fund purchased $8,719,782,000 of investment securities and sold $9,274,296,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	136,535	12,788	270,833	25,077
Issued in Lieu of Cash Distributions	10,071	944	9,944	923
Redeemed	(243,823)	(22,844)	(264,813)	(24,536)
Net Increase (Decrease)—Investor Shares	(97,217)	(9,112)	15,964	1,464
Admiral Shares
Issued	1,255,782	117,654	1,688,505	156,406
Issued in Lieu of Cash Distributions	61,249	5,739	61,066	5,670
Redeemed	(1,836,508)	(172,159)	(1,231,516)	(114,263)
Net Increase (Decrease)—Admiral Shares	(519,477)	(48,766)	518,055	47,813

G. Management has determined that no material events or transactions occurred subsequent to January 31, 2018, that would require recognition or disclosure in these financial statements.

50

Intermediate-Term Treasury Fund

Fund Profile
As of January 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFITX	VFIUX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	2.22%	2.33%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		5–10 Year	Barclays
		Treasury	Aggregate
	Fund	Index	Bond Index
Number of Bonds	89	55	9,734
Yield to Maturity
(before expenses)	2.6%	2.6%	3.0%
Average Coupon	1.9%	2.2%	3.1%
Average Duration	5.3 years	6.4 years	6.1 years
Average Effective
Maturity	5.6 years	7.0 years	8.3 years
Short-Term
Reserves	0.3%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	1.5%
Government Mortgage-Backed	0.5
Treasury/Agency	98.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	5–10 Year	Barclays
	Treasury	Aggregate
	Index	Bond Index
R-Squared	0.99	0.86
Beta	0.80	1.12

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.5%
1 - 3 Years	0.2
3 - 5 Years	47.0
5 - 7 Years	29.7
7 - 10 Years	22.6

Distribution by Credit Quality (% of portfolio)
U.S. Government	99.7%
Not Rated	0.3

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or
Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.
For more information about these ratings, see the Glossary entry for
Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

51

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2008, Through January 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Intermediate-Term Treasury Fund
Investor Shares	-0.31%	0.90%	3.11%	$13,579
Bloomberg Barclays U.S. 5–10 Year
Treasury Bond Index	0.07	1.19	3.71	14,395
General U.S. Treasury Funds Average	1.73	1.75	3.89	14,645
Bloomberg Barclays U.S. Aggregate
Bond Index	2.15	2.01	3.71	14,398

General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Intermediate-Term Treasury Fund Admiral
Shares	-0.21%	1.00%	3.22%	$68,636
Bloomberg Barclays U.S. 5–10 Year Treasury
Bond Index	0.07	1.19	3.71	71,977
Bloomberg Barclays U.S. Aggregate Bond
Index	2.15	2.01	3.71	71,990

See Financial Highlights for dividend and capital gains information.

52

Intermediate-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 2008, Through January 31, 2018
				Bloomberg
				Barclays
				5–10 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	3.88%	3.41%	7.29%	9.48%
2010	3.10	-0.39	2.71	0.47
2011	2.70	2.89	5.59	6.69
2012	2.11	8.25	10.36	13.95
2013	1.34	-0.24	1.10	1.46
2014	1.47	-2.21	-0.74	-1.47
2015	1.74	3.64	5.38	7.66
2016	1.65	-0.48	1.17	1.38
2017	1.51	-2.35	-0.84	-1.41
2018	1.76	-2.07	-0.31	0.07

Average Annual Total Returns: Periods Ended December 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	1.57%	1.07%	2.14%	1.44%	3.58%
Admiral Shares	2/12/2001	1.67	1.17	2.26	1.44	3.70

53

Intermediate-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (97.8%)
U. S. Government Securities (93.3%)
United States Treasury Note/Bond	3.625%	2/15/21	10,000	10,381
United States Treasury Note/Bond	1.125%	2/28/21	27,693	26,707
United States Treasury Note/Bond	2.000%	2/28/21	40,000	39,619
United States Treasury Note/Bond	1.250%	3/31/21	55,769	53,922
United States Treasury Note/Bond	2.250%	3/31/21	80,500	80,274
United States Treasury Note/Bond	1.375%	4/30/21	100,321	97,280
United States Treasury Note/Bond	3.125%	5/15/21	15,000	15,361
United States Treasury Note/Bond	1.375%	5/31/21	65,000	62,949
United States Treasury Note/Bond	2.125%	6/30/21	91,250	90,509
United States Treasury Note/Bond	1.125%	7/31/21	29,950	28,691
United States Treasury Note/Bond	2.250%	7/31/21	53,000	52,760
United States Treasury Note/Bond	2.125%	8/15/21	85,000	84,243
United States Treasury Note/Bond	1.125%	8/31/21	102,800	98,334
United States Treasury Note/Bond	2.000%	8/31/21	75,900	74,869
United States Treasury Note/Bond	1.125%	9/30/21	103,500	98,875
United States Treasury Note/Bond	2.125%	9/30/21	59,500	58,915
United States Treasury Note/Bond	2.000%	10/31/21	12,000	11,822
United States Treasury Note/Bond	1.750%	11/30/21	128,400	125,250
United States Treasury Note/Bond	2.000%	12/31/21	126,500	124,465
United States Treasury Note/Bond	1.875%	1/31/22	90,000	88,060
United States Treasury Note/Bond	1.875%	2/28/22	93,000	90,922
United States Treasury Note/Bond	1.875%	3/31/22	141,800	138,522
United States Treasury Note/Bond	1.875%	4/30/22	226,000	220,562
United States Treasury Note/Bond	1.750%	5/31/22	86,600	84,029
United States Treasury Note/Bond	1.750%	6/30/22	126,500	122,627
United States Treasury Note/Bond	1.875%	7/31/22	123,600	120,355
United States Treasury Note/Bond	1.625%	8/31/22	122,000	117,425
United States Treasury Note/Bond	1.875%	8/31/22	96,500	93,906
United States Treasury Note/Bond	1.750%	9/30/22	112,000	108,291
United States Treasury Note/Bond	1.875%	9/30/22	135,000	131,246
United States Treasury Note/Bond	2.000%	10/31/22	120,000	117,244
United States Treasury Note/Bond	2.000%	11/30/22	75,670	73,896
United States Treasury Note/Bond	2.125%	12/31/22	82,000	80,488
United States Treasury Note/Bond	1.500%	2/28/23	40,000	38,025
United States Treasury Note/Bond	1.625%	4/30/23	10,000	9,545
United States Treasury Note/Bond	1.750%	5/15/23	15,000	14,402

54

Intermediate-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.625%	5/31/23	55,511	52,935
United States Treasury Note/Bond	1.375%	6/30/23	40,000	37,600
United States Treasury Note/Bond	1.250%	7/31/23	40,000	37,294
United States Treasury Note/Bond	1.375%	9/30/23	40,000	37,450
United States Treasury Note/Bond	2.750%	11/15/23	10,000	10,086
United States Treasury Note/Bond	2.125%	11/30/23	60,000	58,481
United States Treasury Note/Bond	2.250%	12/31/23	147,000	144,151
United States Treasury Note/Bond	2.250%	1/31/24	134,800	132,082
United States Treasury Note/Bond	2.750%	2/15/24	157,919	159,103
United States Treasury Note/Bond	2.125%	2/29/24	55,000	53,470
United States Treasury Note/Bond	2.125%	3/31/24	136,100	132,229
United States Treasury Note/Bond	2.000%	4/30/24	36,500	35,177
United States Treasury Note/Bond	2.500%	5/15/24	165,223	163,984
United States Treasury Note/Bond	2.000%	5/31/24	37,000	35,630
United States Treasury Note/Bond	2.000%	6/30/24	85,000	81,786
United States Treasury Note/Bond	2.125%	7/31/24	50,000	48,453
United States Treasury Note/Bond	2.375%	8/15/24	164,018	161,326
United States Treasury Note/Bond	2.125%	9/30/24	72,000	69,682
United States Treasury Note/Bond	2.250%	11/15/24	62,000	60,431
United States Treasury Note/Bond	2.000%	2/15/25	115,500	110,555
United States Treasury Note/Bond	2.125%	5/15/25	50,000	48,164
United States Treasury Note/Bond	2.000%	8/15/25	87,509	83,407
United States Treasury Note/Bond	2.250%	11/15/25	121,000	117,199
United States Treasury Note/Bond	1.625%	2/15/26	160,884	148,366
United States Treasury Note/Bond	1.625%	5/15/26	174,891	160,845
United States Treasury Note/Bond	1.500%	8/15/26	173,400	157,414
United States Treasury Note/Bond	2.000%	11/15/26	172,500	162,850
United States Treasury Note/Bond	2.250%	2/15/27	176,300	169,689
United States Treasury Note/Bond	2.375%	5/15/27	9,000	8,747
United States Treasury Note/Bond	2.250%	8/15/27	83,600	80,308
1 United States Treasury Note/Bond	6.125%	11/15/27	10,000	12,928
				5,656,593
Agency Bonds and Notes (4.0%)
2 AID-Iraq	2.149%	1/18/22	9,930	9,782
2 AID-Israel	5.500%	9/18/23	14,500	16,561
2 AID-Israel	5.500%	4/26/24	4,700	5,420
2 AID-Israel	0.000%	5/1/24	13,215	10,808
2 AID-Israel	0.000%	11/1/24	75,000	61,339
2 AID-Israel	0.000%	8/15/25	15,929	12,565
2 AID-Tunisia	1.416%	8/5/21	15,200	14,659
Private Export Funding Corp.	2.300%	9/15/20	13,600	13,541
Private Export Funding Corp.	4.300%	12/15/21	4,150	4,409
Private Export Funding Corp.	3.550%	1/15/24	18,500	19,284
Private Export Funding Corp.	2.450%	7/15/24	6,085	5,941
Private Export Funding Corp.	3.250%	6/15/25	18,600	18,964
Resolution Funding Corp. Interest Strip	0.000%	4/15/26	15,950	12,525
Resolution Funding Corp. Interest Strip	0.000%	1/15/27	15,818	12,062
Resolution Funding Corp. Interest Strip	0.000%	4/15/27	16,673	12,620
Resolution Funding Corp. Interest Strip	0.000%	7/15/27	8,704	6,538
Resolution Funding Corp. Interest Strip	0.000%	10/15/27	8,704	6,477
				243,495

55

Intermediate-Term Treasury Fund

					Face	Market
				Maturity	Amount	Value •
			Coupon	Date	($000)	($000)
Nonconventional Mortgage-Backed Securities (0.5%)
[3,4,5] Fannie Mae REMICS 2016-1			1.911%	2/25/46	10,598	10,617
[3,4,5] Fannie Mae REMICS 2016-6			2.011%	2/25/46	7,138	7,177
[3,4,5] Freddie Mac REMICS			1.959%	5/15/46	7,414	7,454
[3,4,5] Freddie Mac REMICS			2.009%	10/15/46	6,707	6,750
						31,998
Total U. S. Government and Agency Obligations (Cost $6,068,569)						5,932,086
Asset-Backed/Commercial Mortgage-Backed Securities (1.4%)
3	Small Business Administration Participation
	Certs 2017-20		2.880%	5/1/37	4,730	4,654
3	Small Business Administration Participation
	Certs 2017-20		2.780%	12/1/37	27,600	27,509
3	Small Business Administration Participation
	Certs 2017-20K		2.790%	11/1/37	32,600	31,934
3	Small Business Administration Participation
	Certs 2018-20A		2.920%	1/1/38	24,200	23,964
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $89,175)						88,061

					Shares
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
6	Vanguard Market Liquidity Fund
	(Cost $16,045)		1.545%		160,455	16,045
Total Investments (99.5%) (Cost $6,173,789)						6,036,192

					Notional
	Expiration			Exercise	Amount
		Date	Contracts	Price	($000)
Liability for Options Written (0.0%)
	Call Options on 10-Year
	U.S. Treasury Note
	Futures Contracts	2/23/18	42	USD 123.00	5,166	(3)
	Put Options on 10-Year
	U.S. Treasury Note
	Futures Contracts	2/23/18	42	USD 121.00	5,082	(13)
	Put Options on 10-Year
	U.S. Treasury Note
	Futures Contracts	2/23/18	423	USD 122.50	51,818	(456)
Total Liability on Options Written (Premiums Received $120)						(472)

56

Intermediate-Term Treasury Fund

Amount
($000)
Other Assets and Other Liabilities (0.5%)
Other Assets
Investment in Vanguard	340
Receivables for Investment Securities Sold	213,260
Receivables for Accrued Income	33,136
Receivables for Capital Shares Issued	5,265
Variation Margin Receivable-Futures Contracts	48
Other Assets	256
Total Other Assets	252,305
Other Liabilities
Payables for Investment Securities Purchased	(201,442)
Payables for Capital Shares Redeemed	(13,488)
Payables for Distributions	(1,590)
Payables to Vanguard	(3,512)
Liabilities for Options Written	(472)
Variation Margin Payable-Futures Contracts	(585)
Total Other Liabilities	(221,089)
Net Assets (100%)	6,067,408

At January 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	6,308,634
Overdistributed Net Investment Income	(6)
Accumulated Net Realized Losses	(101,445)
Unrealized Appreciation (Depreciation)
Investment Securities	(137,597)
Futures Contracts	(1,826)
Options on Futures Contracts[7]	(352)
Net Assets	6,067,408

Investor Shares—Net Assets
Applicable to 88,873,515 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	967,228
Net Asset Value Per Share—Investor Shares	$10.88

57

Intermediate-Term Treasury Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 468,630,841 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,100,180
Net Asset Value Per Share—Admiral Shares	$10.88

• See Note A in Notes to Financial Statements.
1 Securities with a value of $2,701,000 have been segregated as initial margin for open futures contracts.
2 U.S. government-guaranteed.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Unrealized appreciation (depreciation) on options on futures contracts is required to be treated as realized gain (loss) for tax purposes.
REMICS—Real Estate Mortgage Investment Conduits.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2018	1,087	231,786	(1,132)
5-Year U.S. Treasury Note	March 2018	1,860	213,362	(800)
Ultra 10-Year U.S. Treasury Note	March 2018	485	63,149	(65)
				(1,997)

Short Futures Contracts
Ultra Long U. S. Treasury Bond	March 2018	(242)	(39,189)	163
10-Year U.S. Treasury Note	March 2018	(220)	(26,747)	8
				171
				(1,826)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

58

Intermediate-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2018
($000)
Investment Income
Income
Interest[1]	124,281
Total Income	124,281
Expenses
The Vanguard Group—Note B
Investment Advisory Services	837
Management and Administrative—Investor Shares	1,686
Management and Administrative—Admiral Shares	3,838
Marketing and Distribution—Investor Shares	211
Marketing and Distribution—Admiral Shares	438
Custodian Fees	63
Auditing Fees	41
Shareholders’ Reports and Proxy—Investor Shares	111
Shareholders’ Reports and Proxy—Admiral Shares	137
Trustees’ Fees and Expenses	5
Total Expenses	7,367
Net Investment Income	116,914
Realized Net Gain (Loss)
Investment Securities Sold[1]	(65,146)
Futures Contracts	(5,339)
Purchased Options	(546)
Written Options	1,924
Realized Net Gain (Loss)	(69,107)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(55,041)
Futures Contracts	(2,616)
Purchased Options	29
Written Options	(424)
Change in Unrealized Appreciation (Depreciation)	(58,052)
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,245)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $275,000, ($1,000), and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

59

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	116,914	107,646
Realized Net Gain (Loss)	(69,107)	49,859
Change in Unrealized Appreciation (Depreciation)	(58,052)	(218,658)
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,245)	(61,153)
Distributions
Net Investment Income
Investor Shares	(19,267)	(20,235)
Admiral Shares	(97,614)	(87,462)
Realized Capital Gain[1]
Investor Shares	—	(13,925)
Admiral Shares	—	(60,625)
Total Distributions	(116,881)	(182,247)
Capital Share Transactions
Investor Shares	(198,622)	(95,973)
Admiral Shares	17,884	540,212
Net Increase (Decrease) from Capital Share Transactions	(180,738)	444,239
Total Increase (Decrease)	(307,864)	200,839
Net Assets
Beginning of Period	6,375,272	6,174,433
End of Period[2]	6,067,408	6,375,272

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $31,363,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($6,000) and ($39,000).

See accompanying Notes, which are an integral part of the Financial Statements.

60

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.11	$11.51	$11.66	$11.29	$11.60
Investment Operations
Net Investment Income	.198[1]	.177	.188	.188	.170
Net Realized and Unrealized Gain (Loss)
on Investments	(.230)	(.271)	(.057)	.410	(.256)
Total from Investment Operations	(.032)	(.094)	.131	.598	(.086)
Distributions
Dividends from Net Investment Income	(.198)	(.177)	(.188)	(.188)	(.170)
Distributions from Realized Capital Gains	—	(.129)	(.093)	(.040)	(.054)
Total Distributions	(.198)	(.306)	(.281)	(.228)	(.224)
Net Asset Value, End of Period	$10.88	$11.11	$11.51	$11.66	$11.29
Total Return[2]	-0.31%	-0.84%	1.17%	5.38%	-0.74%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$967	$1,185	$1,326	$1,391	$1,469
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.78%	1.53%	1.64%	1.66%	1.48%
Portfolio Turnover Rate [3]	181%	152%	142%	63%	42%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes 6%, 3%, 34%, 22%, and 0% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

61

Intermediate-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.11	$11.51	$11.66	$11.29	$11.60
Investment Operations
Net Investment Income	. 210[1]	.188	.199	.199	.181
Net Realized and Unrealized Gain (Loss)
on Investments	(.230)	(.271)	(.057)	.410	(.256)
Total from Investment Operations	(.020)	(.083)	.142	.609	(.075)
Distributions
Dividends from Net Investment Income	(.210)	(.188)	(.199)	(.199)	(.181)
Distributions from Realized Capital Gains	—	(.129)	(.093)	(.040)	(.054)
Total Distributions	(.210)	(.317)	(.292)	(.239)	(.235)
Net Asset Value, End of Period	$10.88	$11.11	$11.51	$11.66	$11.29
Total Return[2]	-0.21%	-0.74%	1.27%	5.48%	-0.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,100	$5,190	$4,849	$4,287	$3,619
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.88%	1.63%	1.74%	1.76%	1.58%
Portfolio Turnover Rate [3]	181%	152%	142%	63%	42%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes 6%, 3%, 34%, 22%, and 0% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

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Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

63

Intermediate-Term Treasury Fund

During the year ended January 31, 2018, the fund’s average investments in long and short futures contracts represented 8% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2018, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased.

The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

64

Intermediate-Term Treasury Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2018, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

65

Intermediate-Term Treasury Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2018, the fund had contributed to Vanguard capital in the amount of $340,000, representing 0.01% of the fund’s net assets and 0.14% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,932,086	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	88,061	—
Temporary Cash Investments	16,045	—	—
Liability for Options Written	(472)	—	—
Futures Contracts—Assets[1]	48	—	—
Futures Contracts—Liabilities[1]	(585)	—	—
Total	15,036	6,020,147	—
1 Represents variation margin on the last day of the reporting period.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

For tax purposes, at January 31, 2018, the fund had available capital losses totaling $103,623,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2018, the cost of investment securities for tax purposes was $6,173,789,000. Net unrealized depreciation of investment securities for tax purposes was $137,597,000, consisting of unrealized gains of $272,000 on securities that had risen in value since their purchase and $137,869,000 in unrealized losses on securities that had fallen in value since their purchase.

66

Intermediate-Term Treasury Fund

E. During the year ended January 31, 2018, the fund purchased $11,388,968,000 of investment securities and sold $11,539,295,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	223,142	20,010	373,162	32,365
Issued in Lieu of Cash Distributions	17,581	1,577	31,595	2,791
Redeemed	(439,345)	(39,398)	(500,730)	(43,639)
Net Increase (Decrease)—Investor Shares	(198,622)	(17,811)	(95,973)	(8,483)
Admiral Shares
Issued	1,260,285	112,952	1,898,262	164,741
Issued in Lieu of Cash Distributions	80,863	7,258	124,816	11,036
Redeemed	(1,323,264)	(118,721)	(1,482,866)	(129,928)
Net Increase (Decrease)—Admiral Shares	17,884	1,489	540,212	45,849

G. Management has determined that no material events or transactions occurred subsequent to January 31, 2018, that would require recognition or disclosure in these financial statements.

67

GNMA Fund

Fund Profile
As of January 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFIIX	VFIJX
Expense Ratio[1]	0.21%	0.11%
30-Day SEC Yield	2.71%	2.81%

Financial Attributes
		Bloomberg	Bloomberg
		Barclays	Barclays
		GNMA	Aggregate
	Fund	Index	Bond Index
Number of Bonds	40	87	9,734
Yield to Maturity
(before expenses)	3.1%	3.2%	3.0%
Average Coupon	3.6%	3.6%	3.1%
Average Duration	4.6 years	4.9 years	6.1 years
Average Effective
Maturity	7.5 years	7.3 years	8.3 years
Short-Term
Reserves	3.0%	—	—

Number of Bonds: Issues are mortgage pools grouped by coupon.

Sector Diversification (% of portfolio)
Asset-Backed	1.8%
Collateralized Mortgage Obligations	2.3
Government Mortgage-Backed	95.3
Other Government	0.6

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg	Bloomberg
	Barclays	Barclays
	GNMA	Aggregate
	Index	Bond Index
R-Squared	0.98	0.83
Beta	1.06	0.62

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in
Vanguard Market Liquidity Fund or Vanguard Municipal Cash
Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Coupon (% of portfolio)
Less Than 1.0%	2.1%
1.0% to 4.0%	62.7
4.0% to 6.0%	32.5
6.0% and above	2.7

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the expense ratios were 0.21% for Investor Shares and 0.11% for Admiral Shares.

68

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2008, Through January 31, 2018

Initial Investment of $10,000

GNMA Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

	Average Annual Total Returns
	Periods Ended January 31, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
GNMA Fund Investor Shares	0.85%	1.74%	3.59%	$14,229
Bloomberg Barclays U.S. GNMA Bond
Index	0.86	1.60	3.55	14,177
GNMA Funds Average	0.15	0.87	2.98	13,419
Bloomberg Barclays U.S. Aggregate
Bond Index	2.15	2.01	3.71	14,398

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
GNMA Fund Admiral Shares	0.95%	1.84%	3.70%	$71,873
Bloomberg Barclays U.S. GNMA Bond Index	0.86	1.60	3.55	70,886
Bloomberg Barclays U.S. Aggregate Bond
Index	2.15	2.01	3.71	71,990

See Financial Highlights for dividend and capital gains information.

69

GNMA Fund

Fiscal-Year Total Returns (%): January 31, 2008, Through January 31, 2018
				Bloomberg
				Barclays
				GNMA
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	5.08%	0.57%	5.65%	5.98%
2010	3.94	2.87	6.81	6.78
2011	3.42	2.29	5.71	5.33
2012	3.41	4.55	7.96	8.21
2013	2.61	-1.26	1.35	1.54
2014	2.28	-1.94	0.34	0.25
2015	2.66	2.63	5.29	4.56
2016	2.35	-0.52	1.83	2.10
2017	2.19	-1.70	0.49	0.28
2018	2.66	-1.81	0.85	0.86

Average Annual Total Returns: Periods Ended December 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	6/27/1980	1.87%	1.86%	3.07%	0.78%	3.85%
Admiral Shares	2/12/2001	1.97	1.96	3.17	0.78	3.95

70

GNMA Fund

Financial Statements

Statement of Net Assets
As of January 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.4%)
Conventional Mortgage-Backed Securities (94.7%)
[1,2]	Fannie Mae Pool	2.500%	10/1/26–2/1/48	18,230	17,717
[1,2]	Fannie Mae Pool	2.615%	11/1/27	20,035	19,341
[1,2]	Fannie Mae Pool	2.640%	12/1/31	15,654	14,965
[1,2]	Fannie Mae Pool	2.690%	10/1/27	33,670	32,494
[1,2]	Fannie Mae Pool	2.710%	9/1/31	7,110	6,823
[1,2]	Fannie Mae Pool	2.720%	9/1/31	1,465	1,413
[1,2]	Fannie Mae Pool	2.775%	11/1/27	3,420	3,305
[1,2]	Fannie Mae Pool	2.860%	12/1/27	76,375	74,776
[1,2]	Fannie Mae Pool	2.870%	12/1/27–2/1/32	102,715	100,265
[1,2]	Fannie Mae Pool	2.890%	12/1/27	27,087	26,578
[1,2]	Fannie Mae Pool	2.910%	12/1/27	22,670	22,277
[1,2]	Fannie Mae Pool	2.940%	12/1/27	44,540	43,878
[1,2]	Fannie Mae Pool	2.950%	11/1/27– 6/1/31	20,825	20,571
[1,2]	Fannie Mae Pool	2.960%	12/1/27– 6/1/31	40,070	39,532
[1,2]	Fannie Mae Pool	2.970%	12/1/27	6,559	6,466
[1,2]	Fannie Mae Pool	2.990%	3/1/27–12/1/27	77,561	76,831
[1,2]	Fannie Mae Pool	3.000%	4/1/25–1/1/31	—	—
[1,2]	Fannie Mae Pool	3.020%	11/1/27	10,280	10,277
[1,2]	Fannie Mae Pool	3.030%	5/1/29	25,320	25,013
[1,2]	Fannie Mae Pool	3.050%	7/1/31	2,000	1,976
[1,2]	Fannie Mae Pool	3.060%	11/1/27	32,000	31,890
[1,2]	Fannie Mae Pool	3.110%	11/1/27	17,000	16,864
[1,2]	Fannie Mae Pool	3.140%	7/1/32	50,388	49,964
[1,2]	Fannie Mae Pool	3.160%	2/1/27	6,409	6,506
[1,2]	Fannie Mae Pool	3.170%	4/1/27	8,200	8,297
[1,2]	Fannie Mae Pool	3.210%	7/1/26–3/1/29	6,589	6,595
[1,2]	Fannie Mae Pool	3.230%	2/1/27–8/1/27	5,215	5,310
[1,2]	Fannie Mae Pool	3.240%	1/1/27	3,738	3,808
[1,2]	Fannie Mae Pool	3.250%	5/1/32	28,500	28,606
[1,2]	Fannie Mae Pool	3.260%	2/1/27	6,930	7,070
[1,2]	Fannie Mae Pool	3.270%	7/1/30	40,538	40,757
[1,2]	Fannie Mae Pool	3.280%	4/1/27–5/1/29	48,453	48,719
[1,2]	Fannie Mae Pool	3.290%	6/1/29	22,065	22,151
[1,2]	Fannie Mae Pool	3.320%	7/1/30	14,200	14,343
[1,2]	Fannie Mae Pool	3.330%	4/1/32	10,818	10,868
[1,2]	Fannie Mae Pool	3.340%	1/1/27	2,805	2,871

71

GNMA Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[1,2]	Fannie Mae Pool	3.350%	7/1/27–11/1/30	19,262	19,527
[1,2]	Fannie Mae Pool	3.380%	7/1/27	2,415	2,473
[1,2]	Fannie Mae Pool	3.410%	7/1/27–5/1/32	9,020	9,195
[1,2]	Fannie Mae Pool	3.420%	4/1/31	1,503	1,500
[1,2]	Fannie Mae Pool	3.430%	6/1/30	1,292	1,315
[1,2]	Fannie Mae Pool	3.460%	9/1/29	6,863	6,989
[1,2]	Fannie Mae Pool	3.480%	3/1/37	21,564	22,089
[1,2]	Fannie Mae Pool	3.490%	7/1/30	9,811	10,022
[1,2,3] Fannie Mae Pool		3.500%	2/1/27–2/1/48	30,568	30,961
[1,2]	Fannie Mae Pool	3.540%	6/1/30	1,723	1,765
[1,2]	Fannie Mae Pool	3.550%	2/1/30	8,875	9,097
[1,2]	Fannie Mae Pool	3.570%	10/1/29	1,042	1,067
[1,2]	Fannie Mae Pool	3.580%	7/1/29–1/1/31	29,351	30,106
[1,2]	Fannie Mae Pool	3.590%	9/1/30	50,357	51,628
[1,2]	Fannie Mae Pool	3.600%	4/1/28	569	576
[1,2]	Fannie Mae Pool	3.610%	10/1/29	4,727	4,851
[1,2]	Fannie Mae Pool	3.670%	3/1/28	460	468
[1,2]	Fannie Mae Pool	3.700%	12/1/25	2,183	2,202
[1,2]	Fannie Mae Pool	3.750%	7/1/25	4,628	4,824
[1,2]	Fannie Mae Pool	3.755%	8/1/25	6,880	7,151
[1,2]	Fannie Mae Pool	3.760%	1/1/26	3,677	3,810
[1,2]	Fannie Mae Pool	3.790%	8/1/25	2,459	2,561
[1,2]	Fannie Mae Pool	3.820%	11/1/25	10,735	11,196
[1,2]	Fannie Mae Pool	3.830%	6/1/34	3,321	3,478
[1,2]	Fannie Mae Pool	3.855%	12/1/25	6,600	6,869
[1,2]	Fannie Mae Pool	3.870%	10/1/25	10,990	11,472
[1,2]	Fannie Mae Pool	3.890%	5/1/30	14,201	14,751
[1,2]	Fannie Mae Pool	3.910%	11/1/25	13,000	13,572
[1,2]	Fannie Mae Pool	3.930%	11/1/25–3/1/26	7,308	7,633
[1,2]	Fannie Mae Pool	3.960%	12/1/25–5/1/34	7,397	7,787
[1,2]	Fannie Mae Pool	3.970%	12/1/25–5/1/29	5,936	6,189
[1,2]	Fannie Mae Pool	3.990%	9/1/25	9,247	9,467
[1,2]	Fannie Mae Pool	4.000%	5/1/46– 6/1/46	9,754	10,076
[1,2]	Fannie Mae Pool	4.060%	9/1/25–3/1/29	15,235	16,017
[1,2]	Fannie Mae Pool	4.070%	1/1/26	2,241	2,355
[1,2]	Fannie Mae Pool	4.080%	2/1/29	2,930	3,071
[1,2]	Fannie Mae Pool	4.150%	10/1/28–1/1/31	74,300	78,613
[1,2]	Fannie Mae Pool	4.180%	11/1/30	29,583	31,165
[1,2]	Fannie Mae Pool	4.210%	1/1/26	970	1,027
[1,2]	Fannie Mae Pool	4.250%	10/1/28–9/1/33	4,472	4,732
[1,2]	Fannie Mae Pool	4.280%	11/1/28	5,288	5,625
[1,2]	Fannie Mae Pool	4.380%	10/1/28	9,708	10,398
[1,2]	Fannie Mae Pool	4.400%	8/1/28	2,192	2,351
[1,2]	Fannie Mae Pool	4.500%	12/1/40–3/1/44	3,291	3,486
[1,2]	Fannie Mae Pool	5.180%	2/1/26	2,901	3,223
[1,2]	Fannie Mae Pool	6.000%	7/1/22	5	5
[1,2]	Fannie Mae Pool	6.500%	2/1/29–5/1/40	2,853	3,176
[1,2]	Freddie Mac Gold Pool	3.000%	6/1/43–2/1/48	7,092	6,977
[1,2]	Freddie Mac Gold Pool	4.000%	9/1/30–4/1/44	8,268	8,562
[1,2]	Freddie Mac Gold Pool	4.500%	4/1/34–2/1/48	4,381	4,995
[1,2]	Freddie Mac Gold Pool	5.000%	5/1/23–2/1/48	33,011	35,510
1	Ginnie Mae I Pool	2.500%	11/15/42–9/15/43	102,765	98,609
1	Ginnie Mae I Pool	3.000%	1/15/26–2/1/48	1,229,478	1,223,419
1	Ginnie Mae I Pool	3.500%	7/15/39–2/1/48	834,525	853,943

72

GNMA Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
1	Ginnie Mae I Pool	3.750%	7/15/42	3,521	3,648
1	Ginnie Mae I Pool	3.875%	5/15/42– 6/15/42	6,506	6,806
1	Ginnie Mae I Pool	4.000%	6/15/19–2/1/48	1,071,351	1,118,638
1	Ginnie Mae I Pool	4.500%	5/15/19–1/15/45	736,571	775,882
1	Ginnie Mae I Pool	5.000%	1/15/30–2/1/48	654,090	697,889
1	Ginnie Mae I Pool	5.500%	9/15/23–2/1/48	447,835	485,409
1	Ginnie Mae I Pool	6.000%	3/15/19–2/1/48	243,406	267,131
1	Ginnie Mae I Pool	6.500%	4/15/23–7/15/40	175,647	189,679
1	Ginnie Mae I Pool	7.000%	11/15/31–11/15/36	53,253	60,370
1	Ginnie Mae I Pool	7.250%	1/15/27–2/15/27	25	26
[1,4]	Ginnie Mae I Pool	7.500%	10/15/31	20,278	23,372
1	Ginnie Mae I Pool	8.000%	8/15/31	7,482	8,612
1	Ginnie Mae I Pool	8.500%	8/15/18– 6/15/28	957	1,008
1	Ginnie Mae I Pool	9.000%	4/15/18–5/15/21	4	5
1	Ginnie Mae I Pool	9.500%	5/15/18–8/15/21	186	191
1	Ginnie Mae I Pool	10.000%	8/15/18–7/15/19	2	2
1	Ginnie Mae II Pool	1.500%	6/20/39– 6/20/47	1,318	1,111
1	Ginnie Mae II Pool	2.000%	10/20/43–2/20/47	967	849
1	Ginnie Mae II Pool	2.500%	11/20/42–2/1/48	523,678	502,295
1	Ginnie Mae II Pool	3.000%	4/20/31–2/1/48	3,597,738	3,566,269
[1,3]	Ginnie Mae II Pool	3.500%	10/20/40–2/1/48	6,817,080	6,947,835
[1,3]	Ginnie Mae II Pool	4.000%	4/20/39–2/1/48	3,100,611	3,216,238
[1,3]	Ginnie Mae II Pool	4.500%	12/20/32–2/1/48	852,852	901,858
1	Ginnie Mae II Pool	5.000%	10/20/32–3/20/45	338,817	360,256
1	Ginnie Mae II Pool	5.500%	1/20/34–7/20/40	36,808	39,620
1	Ginnie Mae II Pool	6.000%	4/20/28–8/20/40	47,540	52,844
1	Ginnie Mae II Pool	6.500%	4/20/37–3/20/41	1,288	1,434
1	Ginnie Mae II Pool	7.500%	6/20/25–8/20/25	107	120
1	Ginnie Mae II Pool	10.000%	4/20/18–7/20/18	—	—
					22,802,440
Nonconventional Mortgage-Backed Securities (3.7%)
[1,2]	Fannie Mae Pool	2.323%	8/1/43	14,349	14,254
[1,2]	Fannie Mae Pool	2.778%	9/1/44	15,337	15,298
[1,2]	Fannie Mae REMICS	3.000%	6/25/43– 6/25/47	30,874	28,155
[1,2]	Fannie Mae REMICS	6.000%	10/25/28–9/25/32	5,195	5,722
[1,2]	Freddie Mac Non Gold Pool	2.266%	8/1/43	21,805	21,612
[1,2]	Freddie Mac Non Gold Pool	2.279%	9/1/43	9,660	9,552
[1,2]	Freddie Mac Non Gold Pool	2.703%	10/1/44	27,384	27,077
[1,2]	Freddie Mac Non Gold Pool	2.801%	7/1/44	9,455	9,375
[1,2]	Freddie Mac Non Gold Pool	2.839%	10/1/44	12,642	12,527
[1,2]	Freddie Mac Non Gold Pool	2.904%	4/1/44	13,530	13,417
[1,2]	Freddie Mac Non Gold Pool	2.948%	9/1/44	9,462	9,360
[1,2]	Freddie Mac Non Gold Pool	3.103%	10/1/44	20,532	20,239
[1,2]	Freddie Mac REMICS	3.000%	8/15/42–12/15/46	82,993	76,805
[1,2]	Freddie Mac REMICS	6.000%	4/15/28–11/15/32	14,170	15,523
[1,5]	Ginnie Mae REMICS	1.761%	2/20/37	3,611	3,618
1	Ginnie Mae REMICS	2.350%	5/17/46	35,678	34,659
1	Ginnie Mae REMICS	2.500%	12/16/39–11/20/43	67,585	60,770
1	Ginnie Mae REMICS	2.650%	11/17/48	16,359	15,761
[1,6]	Ginnie Mae REMICS	2.700%	5/16/35	13,210	12,493
1	Ginnie Mae REMICS	3.000%	3/20/40–5/20/47	76,106	69,967
1	Ginnie Mae REMICs	3.000%	4/20/47	12,723	12,107
1	Ginnie Mae REMICS	3.250%	8/20/44	7,974	7,059
1	Ginnie Mae REMICS	3.500%	7/20/43–9/20/44	31,957	32,034

73

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Ginnie Mae REMICS	3.750%	7/20/44	1,851	1,886
1	Ginnie Mae REMICS	4.500%	6/20/39	4,662	5,000
1	Ginnie Mae REMICS	5.000%	6/16/37	16,033	17,570
1	Ginnie Mae REMICS	5.500%	8/16/36	13,825	14,460
1	Government National Mortgage Assn.	2.000%	10/20/44	5,292	5,021
1	Government National Mortgage Assn.	2.400%	9/16/46	26,442	25,745
1	Government National Mortgage Assn.	2.500%	10/20/45	64,784	62,347
1	Government National Mortgage Assn.	3.000%	7/20/43–7/20/44	59,486	57,964
[1,7]	Government National Mortgage Assn.	3.000%	1/20/48	176,189	175,267
					892,644
Total U. S. Government and Agency Obligations (Cost $23,953,782)					23,695,084
Asset-Backed/Commercial Mortgage-Backed Securities (1.0%)
[1,2,6] Fannie Mae-Aces		2.986%	12/25/27	125,000	123,561
[1,2]	FHLMC Multifamily Structured Pass
	Through Certificates K062	3.413%	12/25/26	25,000	25,600
[1,2]	FHLMC Multifamily Structured Pass
	Through Certificates K063	3.430%	1/25/27	20,500	21,018
[1,2]	FHLMC Multifamily Structured Pass
	Through Certificates K064	3.224%	3/25/27	5,500	5,548
[1,2]	FHLMC Multifamily Structured Pass
	Through Certificates K072	3.444%	12/25/27	62,000	63,688
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $243,029)					239,415
Temporary Cash Investments (3.1%)
Repurchase Agreements (1.7%)
	Bank of America Securities, LLC
	(Dated 1/31/18, Repurchase Value
	$9,900,000, collateralized by
	Government National Mortgage
	Assn., 3.500%, 5/20/46, with a
	value of $10,098,000)	1.360%	2/1/18	9,900	9,900
	Bank of Montreal
	(Dated 1/31/18, Repurchase Value
	$5,000,000, collateralized by
	U. S. Treasury Bill 0.000%, 4/12/18,
	and U.S. Treasury Note/Bond
	1.125%–7.875%, 4/12/18–2/28/22,
	with a value of $5,100,000)	1.300%	2/1/18	5,000	5,000
	Barclays Capital Inc.
	(Dated 1/31/18, Repurchase Value
	$40,202,000, collateralized by
	U.S. Treasury Note/Bond 1.750%–
	2.875%, 10/31/18–5/15/43, with
	a value of $41,004,000)	1.350%	2/1/18	40,200	40,200
	HSBC Bank USA
	(Dated 1/31/18, Repurchase Value
	$25,901,000, collateralized by
	Federal National Mortgage Assn.
	4.000%, 12/1/41–2/1/47, with a
	value of $26,423,000)	1.310%	2/1/18	25,900	25,900

74

GNMA Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Societe Generale
(Dated 1/31/18, Repurchase Value
$50,002,000, collateralized by
Federal Home Loan Mortgage Bank,
3.500%, 11/1/47, Federal National
Mortgage Assn. 3.500%–4.000%,
6/1/20–5/1/47, and U. S. Treasury
Note/Bond 1.250%– 6.875%,
4/30/19–8/15/25, with a value
of $51,000,000)	1.320%	2/1/18	50,000	50,000
TD Securities (USA) LLC
(Dated 1/31/18, Repurchase Value
$44,602,000, collateralized by
Federal Farm Credit Bank, 0.875%–
3.93%, 6/11/18–8/1/44, Federal
Home Loan Bank 0.000%–4.625%,
2/23/18–7/6/32, Federal Home
Loan Mortgage Corp. 0.000%–
6.250%, 2/2/18–7/15/32, Federal
National Mortgage Assn., 1.000%–
7.125%, 9/18/18–7/15/37, and U.S.
Treasury Note 2.375%, 1/31/23,
with a value of $45,492,000)	1.310%	2/1/18	44,600	44,600
Citigroup Global Markets Inc.
(Dated 1/31/18, Repurchase Value
$52,102,000, collateralized by
U.S. Treasury Note/Bond 2.125%,
6/30/21, with a value of $53,142,000)	1.310%	2/1/18	52,100	52,100
HSBC Bank USA
(Dated 1/31/18, Repurchase Value
$33,501,000, collateralized by
U.S. Treasury Note/Bond 0.646%–
1.625%, 1/31/19–10/15/20, with
a value of $34,172,000)	1.300%	2/1/18	33,500	33,500
Wells Fargo & Co.
(Dated 1/31/18, Repurchase Value
$158,306,000, collateralized by
Federal National Mortgage Assn.,
3.500%, 12/1/47, with a value of
$161,466,000)	1.360%	2/1/18	158,300	158,300
				419,500

			Shares
Money Market Fund (1.4%)
8 Vanguard Market Liquidity Fund	1.545%		3,284,276	328,428
Total Temporary Cash Investments (Cost $747,928)				747,928
Total Investments (102.5%) (Cost $24,944,739)				24,682,427

75

GNMA Fund

Market
Value•
($000)
Other Assets and Liabilities (-2.5%)
Other Assets [9]	2,666,242
Liabilities	(3,259,922)
(593,680)
Net Assets (100%)	24,088,747

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	24,353,999
Affiliated Vanguard Funds	328,428
Total Investments in Securities	24,682,427
Investment in Vanguard	1,341
Receivables for Investment Securities Sold	2,414,113
Receivables for Accrued Income	74,442
Receivables for Capital Shares Issued	19,996
Variation Margin Receivable—Futures Contracts	996
Variation Margin Receivable—Swaps Contracts	99
Other Assets [9]	155,255
Total Assets	27,348,669
Liabilities
Payables for Investment Securities Purchased	3,121,517
Payables to Investment Advisor	596
Payables for Capital Shares Redeemed	88,203
Payables for Distributions	9,522
Payables to Vanguard	39,004
Variation Margin Payable—Futures Contracts	893
Variation Margin Payable—Swaps Contracts	167
Other Liabilities	20
Total Liabilities	3,259,922
Net Assets	24,088,747

76

GNMA Fund

At January 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	24,615,595
Overdistributed Net Investment Income	(1,601)
Accumulated Net Realized Losses	(281,984)
Unrealized Appreciation (Depreciation)
Investment Securities	(262,312)
Futures Contracts	(27,649)
Swap Contracts	46,698
Net Assets	24,088,747

Investor Shares—Net Assets
Applicable to 735,994,818 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,597,918
Net Asset Value Per Share—Investor Shares	$10.32

Admiral Shares—Net Assets
Applicable to 1,597,432,557 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	16,490,829
Net Asset Value Per Share—Admiral Shares	$10.32

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of
January 31, 2018.
4 Securities with a value of $21,676,000 have been segregated as initial margin for open futures contracts.
5 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
6 Adjustable-rate security.
7 Security value determined using significant unobservable inputs.
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
9 Cash of $5,059,000 has been segregated as collateral for certain open To Be Announced (TBA) transactions. Cash of $81,538,000 has been segregated as collateral for open centrally cleared interest rate swaps.
REMICS—Real Estate Mortgage Investment Conduits.

77

GNMA Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	March 2018	8,309	1,010,193	(10,347)
Ultra 10-Year U.S. Treasury Note	March 2018	2,163	281,629	(6,225)
30-Year U.S. Treasury Bond	March 2018	810	119,728	(4,923)
5-Year U.S. Treasury Note	March 2018	2,339	268,309	(3,839)
Ultra Long U.S. Treasury Bond	March 2018	463	74,977	(2,315)
				(27,649)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional	Received	Received		Appreciation
	Effective	Amount	(Paid)[1]	(Paid)	Value	(Depreciation)
Termination Date	Date	($000)	(%)	(%)	($000)	($000)
11/13/43	N/A	65,875	(2.550)	1.600[3]	3,543	3,547
7/14/27	N/A	292,775	(2.270)	1.720[3]	11,313	11,313
3/21/28	3/21/18[2]	1,036,465	(2.250)	0.000[3]	47,223	31,838
					62,079	46,698

1 Fixed interest payment received/paid semi-annually.
2 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/
paid quarterly.

Unrealized appreciation (depreciation) on open swap contracts is generally treated the same for financial reporting and tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

78

GNMA Fund

Statement of Operations

Year Ended
January 31, 2018
($000)
Investment Income
Income
Interest[1]	726,691
Total Income	726,691
Expenses
Investment Advisory Fees—Note B	2,421
The Vanguard Group—Note C
Management and Administrative—Investor Shares	13,602
Management and Administrative—Admiral Shares	14,957
Marketing and Distribution—Investor Shares	1,124
Marketing and Distribution—Admiral Shares	1,127
Custodian Fees	829
Auditing Fees	44
Shareholders’ Reports and Proxy—Investor Shares	637
Shareholders’ Reports and Proxy—Admiral Shares	474
Trustees’ Fees and Expenses	44
Total Expenses	35,259
Net Investment Income	691,432
Realized Net Gain (Loss)
Investment Securities Sold[1]	(126,614)
Futures Contracts	21,091
Swap Contracts	5,148
Realized Net Gain (Loss)	(100,375)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(359,007)
Futures Contracts	(26,972)
Swap Contracts	46,698
Change in Unrealized Appreciation (Depreciation)	(339,281)
Net Increase (Decrease) in Net Assets Resulting from Operations	251,776

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $3,811,000, $0, and $33,000 respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

79

GNMA Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	691,432	599,094
Realized Net Gain (Loss)	(100,375)	6,693
Change in Unrealized Appreciation (Depreciation)	(339,281)	(462,302)
Net Increase (Decrease) in Net Assets Resulting from Operations	251,776	143,485
Distributions
Net Investment Income
Investor Shares	(209,136)	(186,773)
Admiral Shares	(476,434)	(415,068)
Realized Capital Gain[1]
Investor Shares	—	(58,484)
Admiral Shares	—	(127,768)
Total Distributions	(685,570)	(788,093)
Capital Share Transactions
Investor Shares	(260,422)	(291,177)
Admiral Shares	(823,487)	640,086
Net Increase (Decrease) from Capital Share Transactions	(1,083,909)	348,909
Total Increase (Decrease)	(1,517,703)	(295,699)
Net Assets
Beginning of Period	25,606,450	25,902,149
End of Period[2]	24,088,747	25,606,450

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $186,251,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,601,000) and ($6,035,000).

See accompanying Notes, which are an integral part of the Financial Statements.

80

GNMA Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.51	$10.77	$10.88	$10.61	$10.83
Investment Operations
Net Investment Income	. 284[1]	.236	.249	.275	.244
Net Realized and Unrealized Gain (Loss)
on Investments	(.193)	(.183)	(.055)	.278	(.210)
Total from Investment Operations	.091	.053	.194	.553	.034
Distributions
Dividends from Net Investment Income	(.281)	(.237)	(.250)	(.274)	(.244)
Distributions from Realized Capital Gains	—	(.076)	(.054)	(.009)	(.010)
Total Distributions	(.281)	(.313)	(.304)	(.283)	(.254)
Net Asset Value, End of Period	$10.32	$10.51	$10.77	$10.88	$10.61
Total Return[2]	0.85%	0.49%	1.83%	5.29%	0.34%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,598	$7,993	$8,483	$9,163	$9,535
Ratio of Total Expenses to Average Net Assets	0.21%	0.21%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.70%	2.19%	2.33%	2.56%	2.31%
Portfolio Turnover Rate [3]	620%	926%	706%	685%	167%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes 156%, 300%, 219%, 268%, and 149% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

81

GNMA Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.51	$10.77	$10.88	$10.61	$10.83
Investment Operations
Net Investment Income	. 294[1]	.247	.260	.286	.255
Net Realized and Unrealized Gain (Loss)
on Investments	(.192)	(.183)	(.055)	.278	(.210)
Total from Investment Operations	.102	.064	.205	.564	.045
Distributions
Dividends from Net Investment Income	(.292)	(.248)	(.261)	(.285)	(.255)
Distributions from Realized Capital Gains	—	(.076)	(.054)	(.009)	(.010)
Total Distributions	(.292)	(.324)	(.315)	(.294)	(.265)
Net Asset Value, End of Period	$10.32	$10.51	$10.77	$10.88	$10.61
Total Return[2]	0.95%	0.59%	1.93%	5.39%	0.44%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,491	$17,613	$17,419	$17,544	$17,277
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.80%	2.29%	2.43%	2.66%	2.41%
Portfolio Turnover Rate [3]	620%	926%	706%	685%	167%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes 156%, 300%, 219%, 268%, and 149% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

82

GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2018, the fund’s average investments in long and short futures contracts represented 3% and 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Swap Contracts: The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

83

GNMA Fund

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2018, the average amount of investments in interest rate swaps represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer

84

GNMA Fund

collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At January 31, 2018, counterparties had deposited in segregated accounts securities and cash with a value of $10,516,000 in connection with TBA transactions.

5. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

6. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

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GNMA Fund

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2018, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2018, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2018, the fund had contributed to Vanguard capital in the amount of $1,341,000, representing 0.01% of the fund’s net assets and 0.54% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

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GNMA Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	23,519,817	175,267
Asset-Backed/Commercial Mortgage-Backed Securities	—	239,415	—
Temporary Cash Investments	328,428	419,500	—
Futures Contracts —Assets[1]	996	—	—
Futures Contracts—Liabilities[1]	(893)	—	—
Swap Contracts—Assets[1]	99	—	—
Swap Contracts—Liabilities[1]	(167)	—	—
Total	328,463	24,178,732	175,267
1 Represents variation margin on the last day of the reporting period.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

For tax purposes, at January 31, 2018, the fund had available capital losses totaling $308,198,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2018, the cost of investment securities for tax purposes was $24,946,174,000. Net unrealized depreciation of investment securities for tax purposes was $263,747,000, consisting of unrealized gains of $178,209,000 on securities that had risen in value since their purchase and $441,956,000 in unrealized losses on securities that had fallen in value since their purchase.

87

GNMA Fund

F. During the year ended January 31, 2018, the fund purchased $152,755,034,000 of investment securities and sold $153,797,535,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,032,418	98,416	1,214,567	112,786
Issued in Lieu of Cash Distributions	193,951	18,459	226,412	21,185
Redeemed	(1,486,791)	(141,482)	(1,732,156)	(161,229)
Net Increase (Decrease)—Investor Shares	(260,422)	(24,607)	(291,177)	(27,258)
Admiral Shares
Issued	2,267,131	215,668	3,297,937	306,270
Issued in Lieu of Cash Distributions	372,462	35,450	430,560	40,297
Redeemed	(3,463,080)	(329,749)	(3,088,411)	(288,180)
Net Increase (Decrease)—Admiral Shares	(823,487)	(78,631)	640,086	58,387

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2018, that would require recognition or disclosure in these financial statements.

88

Long-Term Treasury Fund

Fund Profile
As of January 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VUSTX	VUSUX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	2.68%	2.79%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		U.S. Long	Barclays
		Treasury	Aggregate
	Fund	Bond Index	Bond Index
Number of Bonds	52	47	9,734
Yield to Maturity
(before expenses)	3.0%	2.9%	3.0%
Average Coupon	3.2%	3.3%	3.1%
Average Duration	17.1 years	17.3 years	6.1 years
Average Effective
Maturity	24.9 years	25.1 years	8.3 years
Short-Term
Reserves	0.4%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	0.6%
Treasury/Agency	99.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	U.S. Long	Barclays
	Treasury	Aggregate
	Bond Index	Bond Index
R-Squared	0.99	0.87
Beta	1.04	3.47

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.3%
3 - 5 Years	0.1
5 - 7 Years	0.1
7 - 10 Years	0.3
10 - 20 Years	8.5
20 - 30 Years	90.7

Distribution by Credit Quality (% of portfolio)
U.S. Government	99.6%
Not Rated	0.4

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or
Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.
For more information about these ratings, see the Glossary entry for
Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

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Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2008, Through January 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Long-Term Treasury Fund Investor
Shares	4.21%	3.32%	5.71%	$17,419
Bloomberg Barclays U.S. Long
Treasury Bond Index	4.62	3.54	5.93	17,783
General U.S. Treasury Funds Average	1.73	1.75	3.89	14,645
Bloomberg Barclays U.S. Aggregate
Bond Index	2.15	2.01	3.71	14,398

General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Long-Term Treasury Fund Admiral Shares	4.32%	3.42%	5.82%	$88,042
Bloomberg Barclays U.S. Long Treasury Bond
Index	4.62	3.54	5.93	88,917
Bloomberg Barclays U.S. Aggregate Bond
Index	2.15	2.01	3.71	71,990

See Financial Highlights for dividend and capital gains information.

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Long-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 2008, Through January 31, 2018
				Bloomberg Barclays
				U.S. Long Treasury
			Investor Shares	Bond Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	4.57%	4.68%	9.25%	10.38%
2010	3.98	-5.33	-1.35	-2.19
2011	4.03	-0.45	3.58	4.29
2012	4.13	28.40	32.53	32.74
2013	2.73	-2.73	0.00	-0.02
2014	2.97	-7.42	-4.45	-4.49
2015	3.80	24.67	28.47	28.66
2016	2.59	-7.50	-4.91	-4.43
2017	2.44	-5.65	-3.21	-3.14
2018	2.77	1.44	4.21	4.62

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	5/19/1986	8.58%	3.35%	3.41%	2.94%	6.35%
Admiral Shares	2/12/2001	8.69	3.45	3.53	2.94	6.47

91

Long-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.8%)
U.S. Government Securities (96.2%)
	United States Treasury Note/Bond	5.500%	8/15/28	44,000	55,165
	United States Treasury Note/Bond	5.250%	11/15/28	28,700	35,453
	United States Treasury Note/Bond	6.125%	8/15/29	14,500	19,360
	United States Treasury Note/Bond	5.375%	2/15/31	4,000	5,153
	United States Treasury Note/Bond	4.500%	2/15/36	24,200	30,054
	United States Treasury Note/Bond	5.000%	5/15/37	57,100	75,568
	United States Treasury Note/Bond	4.375%	2/15/38	79,400	97,984
	United States Treasury Note/Bond	4.500%	5/15/38	76,500	96,043
	United States Treasury Note/Bond	3.500%	2/15/39	10,000	11,009
	United States Treasury Note/Bond	4.375%	11/15/39	14,496	18,025
	United States Treasury Note/Bond	4.625%	2/15/40	31,612	40,631
	United States Treasury Note/Bond	4.375%	5/15/40	10,000	12,453
	United States Treasury Note/Bond	3.875%	8/15/40	10,000	11,633
	United States Treasury Note/Bond	4.250%	11/15/40	7,222	8,861
	United States Treasury Note/Bond	4.750%	2/15/41	91,325	119,864
	United States Treasury Note/Bond	4.375%	5/15/41	81,300	101,688
	United States Treasury Note/Bond	3.750%	8/15/41	59,195	67,788
	United States Treasury Note/Bond	3.125%	11/15/41	36,576	37,970
	United States Treasury Note/Bond	3.125%	2/15/42	40,200	41,726
	United States Treasury Note/Bond	3.000%	5/15/42	43,483	44,190
	United States Treasury Note/Bond	2.750%	8/15/42	78,131	75,885
	United States Treasury Note/Bond	2.750%	11/15/42	74,475	72,264
	United States Treasury Note/Bond	3.125%	2/15/43	57,421	59,520
1	United States Treasury Note/Bond	2.875%	5/15/43	94,211	93,416
	United States Treasury Note/Bond	3.625%	8/15/43	125,053	140,821
	United States Treasury Note/Bond	3.750%	11/15/43	114,408	131,462
	United States Treasury Note/Bond	3.625%	2/15/44	140,499	158,326
	United States Treasury Note/Bond	3.375%	5/15/44	143,802	155,577
	United States Treasury Note/Bond	3.125%	8/15/44	128,800	133,429
	United States Treasury Note/Bond	3.000%	11/15/44	156,729	158,713
	United States Treasury Note/Bond	2.500%	2/15/45	106,246	97,581
	United States Treasury Note/Bond	3.000%	5/15/45	72,707	73,616
	United States Treasury Note/Bond	2.875%	8/15/45	127,670	126,153
	United States Treasury Note/Bond	3.000%	11/15/45	101,618	102,840
	United States Treasury Note/Bond	2.500%	2/15/46	137,950	126,289
	United States Treasury Note/Bond	2.500%	5/15/46	109,723	100,345

92

Long-Term Treasury Fund

					Face	Market
				Maturity	Amount	Value •
			Coupon	Date	($000)	($000)
	United States Treasury Note/Bond		2.250%	8/15/46	56,300	48,770
	United States Treasury Note/Bond		2.875%	11/15/46	138,326	136,489
	United States Treasury Note/Bond		3.000%	2/15/47	95,427	96,501
	United States Treasury Note/Bond		3.000%	5/15/47	169,000	170,822
	United States Treasury Note/Bond		2.750%	8/15/47	146,100	140,415
	United States Treasury Note/Bond		2.750%	11/15/47	9,400	9,037
						3,338,889
Agency Bonds and Notes (2.0%)
2	Fannie Mae Interest Strip		0.000%	5/15/29	4,592	3,170
2	Fannie Mae Principal Strip		0.000%	5/15/30	25,912	17,394
2	Federal Home Loan Mortgage Corp.		0.000%	12/14/29	20,000	13,546
2	Freddie Mac Coupon Strips		0.000%	3/15/28	1,771	1,276
2	Freddie Mac Coupon Strips		0.000%	9/15/28	1,000	706
2	Freddie Mac Coupon Strips		0.000%	1/15/30	15,658	10,550
2	Freddie Mac Coupon Strips		0.000%	3/15/30	12,896	8,631
	Resolution Funding Corp. Interest Strip		0.000%	4/15/28	21,802	15,898
						71,171
Conventional Mortgage-Backed Securities (0.0%)
[2,3]	Fannie Mae Pool		6.000%	2/1/26–11/1/28	12	14

Nonconventional Mortgage-Backed Securities (0.6%)
[2,3,4] Fannie Mae REMICS 2016-1			1.911%	2/25/46	6,429	6,440
[2,3,4] Fannie Mae REMICS 2016-6			2.011%	2/25/46	4,330	4,353
[2,3,4] Freddie Mac REMICS			1.959%	5/15/46	4,391	4,415
[2,3,4] Freddie Mac REMICS			2.009%	10/15/46	3,951	3,976
						19,184
Total U.S. Government and Agency Obligations (Cost $3,396,904)						3,429,258

					Shares
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
5	Vanguard Market Liquidity Fund
	(Cost $14,440)		1.545%		144,391	14,439
Total Investments (99.2%) (Cost $3,411,344)						3,443,697

					Notional
	Expiration			Exercise	Amount
		Date	Contracts	Price	($000)
Liability for Options Written (0.0%)
	Call Options on 10-Year
	U.S. Treasury Note
	Futures Contracts	2/23/18	24	USD 123.00	2,952	(2)
	Put Options on 10-Year
	U.S. Treasury Note
	Futures Contracts	2/23/18	24	USD 121.00	2,904	(7)
	Put Options on 10-Year
	U.S. Treasury Note
	Futures Contracts	2/23/18	243	USD 122.50	29,768	(262)
Total Liability for Options Written (Premiums Received $69)						(271)

93

Long-Term Treasury Fund

Amount
($000)
Other Assets and Other Liabilities (0.8%)
Other Assets
Investment in Vanguard	197
Receivables for Investment Securities Sold	67,807
Receivables for Accrued Income	36,209
Receivables for Capital Shares Issued	3,044
Variation Margin Receivable—Futures Contracts	432
Other Assets	115
Total Other Assets	107,804
Other Liabilities
Payables for Investment Securities Purchased	(69,054)
Payables for Capital Shares Redeemed	(7,290)
Payables for Distributions	(887)
Payables to Vanguard	(3,237)
Variation Margin Payable—Futures Contracts	(353)
Other Liabilities	(4)
Total Other Liabilities	(80,825)
Net Assets (100%)	3,470,405

At January 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	3,441,042
Overdistributed Net Investment Income	(5)
Accumulated Net Realized Losses	(1,478)
Unrealized Appreciation (Depreciation)
Investment Securities	32,353
Futures Contracts	(1,305)
Options on Futures Contracts [6]	(202)
Net Assets	3,470,405

Investor Shares—Net Assets
Applicable to 73,761,223 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	882,349
Net Asset Value Per Share—Investor Shares	$11.96

94

Long-Term Treasury Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 216,351,807 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,588,056
Net Asset Value Per Share—Admiral Shares	$11.96

• See Note A in Notes to Financial Statements.
1 Securities with a value of $2,920,000 have been segregated as initial margin for open futures contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Unrealized appreciation (depreciation) on options on futures contracts is required to be treated as realized gain (loss) for tax purposes.
REMICS—Real Estate Mortgage Investment Conduits.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2018	596	127,088	(612)
5-Year U.S. Treasury Note	March 2018	368	42,214	(161)
Ultra 10-Year U.S. Treasury Note	March 2018	152	19,791	(86)
30-Year U.S. Treasury Bond	March 2018	118	17,442	(477)
10-Year U.S. Treasury Note	March 2018	137	16,656	28
Ultra Long U.S. Treasury Bond	March 2018	32	5,182	3
				(1,305)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying notes, which are an integral part of the Financial Statements.

95

Long-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2018
($000)
Investment Income
Income
Interest[1]	101,606
Total Income	101,606
Expenses
The Vanguard Group—Note B
Investment Advisory Services	468
Management and Administrative—Investor Shares	1,508
Management and Administrative—Admiral Shares	1,852
Marketing and Distribution—Investor Shares	186
Marketing and Distribution—Admiral Shares	214
Custodian Fees	36
Auditing Fees	38
Shareholders’ Reports and Proxy—Investor Shares	98
Shareholders’ Reports and Proxy—Admiral Shares	76
Trustees’ Fees and Expenses	3
Total Expenses	4,479
Net Investment Income	97,127
Realized Net Gain (Loss)
Investment Securities Sold[1]	52,523
Futures Contracts	(346)
Purchased Options	(304)
Written Options	1,067
Realized Net Gain (Loss)	52,940
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(7,760)
Futures Contracts	(946)
Purchased Options	16
Written Options	(242)
Change in Unrealized Appreciation (Depreciation)	(8,932)
Net Increase (Decrease) in Net Assets Resulting from Operations	141,135

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $229,000, $0, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

96

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	97,127	102,233
Realized Net Gain (Loss)	52,940	43,528
Change in Unrealized Appreciation (Depreciation)	(8,932)	(275,764)
Net Increase (Decrease) in Net Assets Resulting from Operations	141,135	(130,003)
Distributions
Net Investment Income
Investor Shares	(26,119)	(29,991)
Admiral Shares	(70,970)	(72,285)
Realized Capital Gain[1]
Investor Shares	—	(23,887)
Admiral Shares	—	(58,782)
Total Distributions	(97,089)	(184,945)
Capital Share Transactions
Investor Shares	(129,575)	(67,432)
Admiral Shares	52,182	338,231
Net Increase (Decrease) from Capital Share Transactions	(77,393)	270,799
Total Increase (Decrease)	(33,347)	(44,149)
Net Assets
Beginning of Period	3,503,752	3,547,901
End of Period[2]	3,470,405	3,503,752

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $14,459,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($5,000) and ($43,000).

See accompanying Notes, which are an integral part of the Financial Statements.

97

Long-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.79	$12.80	$14.19	$11.55	$12.61
Investment Operations
Net Investment Income	. 328[1]	.332	.351	.372	.374
Net Realized and Unrealized Gain (Loss)
on Investments	.170	(.725)	(1.070)	2.833	(.937)
Total from Investment Operations	.498	(.393)	(.719)	3.205	(.563)
Distributions
Dividends from Net Investment Income	(.328)	(.332)	(.351)	(.372)	(.374)
Distributions from Realized Capital Gains	—	(.285)	(.320)	(.193)	(.123)
Total Distributions	(.328)	(.617)	(.671)	(.565)	(.497)
Net Asset Value, End of Period	$11.96	$11.79	$12.80	$14.19	$11.55
Total Return[2]	4.21%	-3.21%	-4.91%	28.47%	-4.45%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$882	$995	$1,148	$1,318	$1,013
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.70%	2.53%	2.76%	3.02%	3.14%
Portfolio Turnover Rate [3]	103%[4]	94%	117%	59%	44%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes 6%, 3%, 36%, 22%, and 0% attributable to mortgage-dollar-roll activity.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

98

Long-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.79	$12.80	$14.19	$11.55	$12.61
Investment Operations
Net Investment Income	. 340[1]	.345	.363	.384	.386
Net Realized and Unrealized Gain (Loss)
on Investments	.170	(.725)	(1.070)	2.833	(.937)
Total from Investment Operations	.510	(.380)	(.707)	3.217	(.551)
Distributions
Dividends from Net Investment Income	(.340)	(.345)	(.363)	(.384)	(.386)
Distributions from Realized Capital Gains	—	(.285)	(.320)	(.193)	(.123)
Total Distributions	(.340)	(.630)	(.683)	(.577)	(.509)
Net Asset Value, End of Period	$11.96	$11.79	$12.80	$14.19	$11.55
Total Return[2]	4.32%	-3.12%	-4.81%	28.60%	-4.36%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,588	$2,509	$2,400	$2,448	$1,563
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.80%	2.63%	2.86%	3.12%	3.24%
Portfolio Turnover Rate [3]	103%[4]	94%	117%	59%	44%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes 6%, 3%, 36%, 22%, and 0% attributable to mortgage-dollar-roll activity.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

99

Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

100

Long-Term Treasury Fund

During the year ended January 31, 2018, the fund’s average investments in long and short futures contracts represented 6% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2018, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased.

The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

101

Long-Term Treasury Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2018, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

102

Long-Term Treasury Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2018, the fund had contributed to Vanguard capital in the amount of $197,000, representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,429,258	—
Temporary Cash Investments	14,439	—	—
Liability for Options Written	(271)	—	—
Futures Contracts—Assets[1]	432	—	—
Futures Contracts—Liabilities[1]	(353)	—	—
Total	14,247	3,429,258	—
1 Represents variation margin on the last day of the reporting period.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended January 31, 2018, the fund realized $6,342,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund used capital loss carryforwards of $39,010,000 to offset taxable capital gains realized during the year ended January 31, 2018. For tax purposes, at January 31, 2018, the fund had available capital losses totaling $2,985,000 that may be carried forward indefinitely to offset future net capital gains.

103

Long-Term Treasury Fund

At January 31, 2018, the cost of investment securities for tax purposes was $3,411,344,000. Net unrealized appreciation of investment securities for tax purposes was $32,353,000, consisting of unrealized gains of $74,848,000 on securities that had risen in value since their purchase and $42,495,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended January 31, 2018, the fund purchased $3,621,822,000 of investment securities and sold $3,696,323,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $115,275,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	184,444	15,192	406,152	30,783
Issued in Lieu of Cash Distributions	24,600	2,025	51,078	4,121
Redeemed	(338,619)	(27,882)	(524,662)	(40,135)
Net Increase (Decrease)—Investor Shares	(129,575)	(10,665)	(67,432)	(5,231)
Admiral Shares
Issued	867,209	71,229	1,305,813	99,466
Issued in Lieu of Cash Distributions	61,115	5,029	115,440	9,335
Redeemed	(876,142)	(72,736)	(1,083,022)	(83,467)
Net Increase (Decrease)—Admiral Shares	52,182	3,522	338,231	25,334

G. Management has determined that no material events or transactions occurred subsequent to January 31, 2018, that would require recognition or disclosure in these financial statements.

104

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Vanguard Short-Term Federal Fund and Vanguard GNMA Fund and statements of net assets of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund (five of the funds constituting Vanguard Fixed Income Securities Funds, hereafter collectively referred to as the “Funds”) as of January 31, 2018, the related statements of operations for the year ended January 31, 2018, the statements of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2018 and each of the financial highlights for each of the five years in the period ended January 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

105

Special 2017 tax information (unaudited) for Vanguard Short-Term Treasury Fund

This information for the fiscal year ended January 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 96.6% of income dividends are interest-related dividends.

Special 2017 tax information (unaudited) for Vanguard Short-Term Federal Fund

This information for the fiscal year ended January 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $3,310,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 97.5% of income dividends are interest-related dividends.

Special 2017 tax information (unaudited) for Vanguard Intermediate-Term Treasury Fund

This information for the fiscal year ended January 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 99.6% of income dividends are interest-related dividends.

Special 2017 tax information (unaudited) for Vanguard GNMA Fund

This information for the fiscal year ended January 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 99.7% of income dividends are interest-related dividends.

Special 2017 tax information (unaudited) for Vanguard Long-Term Treasury Fund

This information for the fiscal year ended January 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 99.6% of income dividends are interest-related dividends.

106

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

107

Six Months Ended January 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2017	1/31/2018	Period
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$991.30	$1.00
Admiral Shares	1,000.00	991.80	0.50
Short-Term Federal Fund
Investor Shares	$1,000.00	$991.88	$1.00
Admiral Shares	1,000.00	992.38	0.50
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$979.46	$1.00
Admiral Shares	1,000.00	979.97	0.50
GNMA Fund
Investor Shares	$1,000.00	$992.57	$1.05
Admiral Shares	1,000.00	993.07	0.55
Long-Term Treasury Fund
Investor Shares	$1,000.00	$998.38	$1.01
Admiral Shares	1,000.00	998.91	0.50

108

Six Months Ended January 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2017	1/31/2018	Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
GNMA Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.65	0.56
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.07
Admiral Shares	1,000.00	1,024.70	0.51

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal
Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and
0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; and for the Long-Term Treasury
Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For the federal and Treasury funds, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. For the GNMA Fund, credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

110

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

111

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(BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. 1–5
Year Treasury Bond Index, Bloomberg Barclays U.S. 1–5 Year Government Bond Index, Bloomberg Barclays U.S. 5–10 Year
Treasury Bond Index, Bloomberg Barclays U.S. GNMA Bond Index, and Bloomberg Barclays U.S. Long Treasury Bond Index
(the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer
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investors in the U.S. Government Bond Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as
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Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with
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connection with administration, marketing or trading of the U.S. Government Bond Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the U.S. Government Bond Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit
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112

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GOVERNMENT BOND FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays
Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 201 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Mr. McNabb has served as chairman of the board of Vanguard and of each of the investment companies served by Vanguard since January 2010; as a trustee of each of the investment companies served by Vanguard since 2009; and as director of Vanguard since 2008. Mr. McNabb served as chief executive officer and president of Vanguard and each of the investment companies served by Vanguard from 2008 to 2017 and as a managing director of Vanguard from 1995 to 2008. Mr. McNabb also serves as a director of Vanguard Marketing Corporation. He was born in 1957.

Mortimer J. Buckley

Mr. Buckley has served as chief executive officer of Vanguard since January 2018; as chief executive officer, president, and trustee of each of the investment companies served by Vanguard since January 2018; and as president and director of Vanguard since 2017. Previous positions held by Mr. Buckley at Vanguard include chief investment officer (2013–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006). Mr. Buckley also served as chairman of the board of the Children’s Hospital of Philadelphia from 2011 to 2017. He was born in 1969.

Independent Trustees

Emerson U. Fullwood

Mr. Fullwood has served as trustee since July 2008. Mr. Fullwood is the former executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Previous positions held at Xerox by Mr. Fullwood include president of the Worldwide Channels Group, president of Latin America, executive chief staff officer of Developing Markets, and president of Worldwide Customer Services. Mr. Fullwood is the executive in residence at the Rochester Institute of Technology, where he was the 2009–2010 Distinguished Minett Professor. Mr. Fullwood serves as lead director of SPX FLOW, Inc. (multi-industry manufacturing); director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College; and a trustee of the University of Rochester. He was born in 1948.

Amy Gutmann

Dr. Gutmann has served as trustee since June 2006. Dr. Gutmann has served as the president of the University of Pennsylvania since 2004. She is the Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Dr. Gutmann also serves as a trustee of the National Constitution Center. She was born in 1949.

JoAnn Heffernan Heisen

Ms. Heisen has served as trustee since July 1998. Ms. Heisen is the former corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and a former member of its executive committee (1997–2008). During her tenure at Johnson & Johnson, Ms. Heisen held multiple roles, including: chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991). Ms. Heisen serves as a director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation and as a member of the advisory board of the Institute for Women’s Leadership at Rutgers University. She was born in 1950.

F. Joseph Loughrey

Mr. Loughrey has served as trustee since October 2009. Mr. Loughrey is the former president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Mr. Loughrey serves as chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; as a director of the V Foundation for Cancer Research; and as a member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. He was born in 1949.

Mark Loughridge

Mr. Loughridge has served as trustee since March 2012. Mr. Loughridge is the former senior vice president and chief financial officer (retired 2013) at IBM (information technology services). Mr. Loughridge also served as a fiduciary member of IBM’s retirement plan committee (2004–2013). Previous positions held by Mr. Loughridge at IBM include senior vice president and general manager of Global Financing (2002–2004), vice president and controller (1998–2002), and a variety of management roles. Mr. Loughridge serves as a member of the Council on Chicago Booth. He was born in 1953.

Scott C. Malpass

Mr. Malpass has served as trustee since March 2012. Mr. Malpass has served as chief investment officer since 1989 and as vice president since 1996 at the University of Notre Dame. Mr. Malpass serves as an assistant professor of finance at the Mendoza College of Business at the University of Notre Dame and is a member of the Notre Dame 403(b) investment committee. Mr. Malpass also serves as chairman of the board of TIFF Advisory Services, Inc.; as a member of the board of Catholic Investment Services, Inc. (investment advisors); as a member of the board of advisors for Spruceview Capital Partners; and as a member of the board of superintendence of the Institute for the Works of Religion. He was born in 1962.

Deanna Mulligan

Ms. Mulligan has served as trustee since January 2018. Ms. Mulligan has served as president since 2010 and chief executive officer since 2011 at The Guardian Life Insurance Company of America. Previous positions held by Ms. Mulligan at The Guardian Life Insurance Company of America include chief operating officer (2010–2011) and executive vice president of Individual Life and Disability (2008–2010). Ms. Mulligan serves as a board member of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. She also serves as a trustee of the Economic Club of New York and the Bruce Museum (arts and science) and as a member of the Advisory Council for the Stanford Graduate School of Business. She was born in 1963.

André F. Perold

Dr. Perold has served as trustee since December 2004. Dr. Perold is the George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Dr. Perold serves as chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Dr. Perold also serves as an overseer of the Museum of Fine Arts Boston. He was born in 1952.

Sarah Bloom Raskin

Ms. Raskin has served as trustee since January 2018. Ms. Raskin served as deputy secretary of the United States Department of the Treasury (2014–2017), as a governor of the Federal Reserve Board (2010–2014), and as commissioner of financial regulation of the State of Maryland (2007–2010). Ms. Raskin also served as a member of the Neighborhood Reinvestment Corporation’s board of directors (2012–2014). Ms. Raskin serves as a director of i(x) Investments, LLC. She was born in 1961.

Peter F. Volanakis

Mr. Volanakis has served as trustee since July 2009. Mr. Volanakis is the retired president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and a former director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Mr. Volanakis served as a director of SPX Corporation (multi-industry manufacturing) (2012) and as an overseer of the Amos Tuck School of Business Administration at Dartmouth College (2001–2013). Mr. Volanakis serves as chairman of the board of trustees of Colby-Sawyer College and is a member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables). He was born in 1955.

Executive Officers

Glenn Booraem

Mr. Booraem, a principal of Vanguard, has served as investment stewardship officer of each of the investment companies served by Vanguard since February 2017. Mr. Booraem served as treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard. He was born in 1967.

Christine M. Buchanan

Ms. Buchanan, a principal of Vanguard, has served as treasurer of each of the investment companies served by Vanguard since November 2017. She also serves as global head of Fund Administration at Vanguard. Ms. Buchanan served as a partner at KPMG LLP (audit, tax, and advisory services) (2005–2017). She was born in 1970.

Thomas J. Higgins

Mr. Higgins, a principal of Vanguard, has served as chief financial officer of each of the investment companies served by Vanguard since 2008. Mr. Higgins served as treasurer of each of the investment companies served by Vanguard (1998–2008). He was born in 1957.

Peter Mahoney

Mr. Mahoney, a principal of Vanguard, has served as controller of each of the investment companies served by Vanguard since May 2015. Mr. Mahoney served as head of International Fund Services at Vanguard (2008–2014). He was born in 1974.

Anne E. Robinson

Ms. Robinson has served as general counsel of Vanguard since September 2016; as secretary of Vanguard and of each of the investment companies served by Vanguard since September 2016; as director and senior vice president of Vanguard Marketing Corporation since September 2016; and as a managing director of Vanguard since August 2016. Ms. Robinson served as managing director and general counsel of Global Cards and Consumer Services at Citigroup (2014–2016). She served as counsel at American Express (2003–2014). She was born in 1970.

Michael Rollings

Mr. Rollings, a managing director of Vanguard since June 2016, has served as finance director of each of the investment companies served by Vanguard since November 2017 and as a director of Vanguard Marketing Corporation since June 2016. Mr. Rollings served as treasurer of each of the investment companies served by Vanguard from February 2017 to November 2017. He also served as the executive vice president and chief financial officer of MassMutual Financial Group (2006–2016). He was born in 1963.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollins
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® >	vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
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Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q320 032018

Annual Report | January 31, 2018

Vanguard Corporate Bond Funds

Vanguard Short-Term Investment-Grade Fund

Vanguard Intermediate-Term Investment-Grade Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard High-Yield Corporate Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	4
Advisors’ Report.	7
Results of Proxy Voting.	14
Short-Term Investment-Grade Fund.	16
Intermediate-Term Investment-Grade Fund.	57
Long-Term Investment-Grade Fund.	93
High-Yield Corporate Fund.	123
About Your Fund’s Expenses.	148
Glossary.	150

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended January 31, 2018, returns of the funds in this report ranged from 1.29% for Investor Shares of Vanguard Short-Term Investment-Grade Fund to 9.39% for Admiral Shares of Vanguard Long-Term Investment-Grade Fund. The funds’ results compared with those of their benchmarks were mixed, but all four funds outpaced their peer groups.

• The Federal Reserve increased interest rates three times during the year. This pushed up yields of short-term securities significantly; yields of longer-term bonds moved less. Corporate spreads, already narrow, tightened even further as growth looked set to pick up and corporate profits continued to expand.

• The Short-Term Fund and Vanguard Intermediate-Term Fund were hurt by an underweight allocation to corporate bonds, particularly those rated BBB. For the Long-Term Fund, security selection in aggregate helped the fund. For Vanguard High-Yield Corporate Fund, issuer selection and sector allocations helped it beat its comparative standards.

Total Returns: Fiscal Year Ended January 31, 2018
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Investment-Grade Fund
Investor Shares	2.43%	2.02%	-0.73%	1.29%
Admiral™ Shares	2.53	2.12	-0.73	1.39
Institutional Shares	2.56	2.15	-0.73	1.42
Bloomberg Barclays U.S. 1–5 Year Credit Bond Index				1.50
1–5 Year Investment-Grade Debt Funds Average				1.23
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	2.89%	2.82%	-0.35%	2.47%
Admiral Shares	2.99	2.93	-0.35	2.58
Bloomberg Barclays U.S. 5–10 Year Credit Bond Index				3.87
Core Bond Funds Average				2.25
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Long-Term Investment-Grade Fund
Investor Shares	3.61%	4.31%	4.97%	9.28%
Admiral Shares	3.70	4.42	4.97	9.39
Bloomberg Barclays U.S. Long Credit A or Better
Bond Index				9.35
Corporate A-Rated Debt Funds Average				3.72

Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard High-Yield Corporate Fund
Investor Shares	4.80%	5.34%	0.85%	6.19%
Admiral Shares	4.90	5.44	0.85	6.29
High-Yield Corporate Composite Index				5.69
High Yield Funds Average				5.91

High Yield Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Total Returns: Ten Years Ended January 31, 2018
Average
Annual Return
Short-Term Investment-Grade Fund Investor Shares	2.66%
Bloomberg Barclays U.S. 1–5 Year Credit Bond Index	3.25
1–5 Year Investment-Grade Debt Funds Average	1.88
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Intermediate-Term Investment-Grade Fund Investor Shares	4.76%
Bloomberg Barclays U.S. 5–10 Year Credit Bond Index	5.60
Spliced Core Bond Funds Average	3.47
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Long-Term Investment-Grade Fund Investor Shares	7.56%
Bloomberg Barclays U.S. Long Credit A or Better Bond Index	7.14
Corporate A-Rated Debt Funds Average	4.10
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
High-Yield Corporate Fund Investor Shares	6.92%
High-Yield Corporate Composite Index	7.27
High Yield Funds Average	6.24

High Yield Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
For a benchmark description, see the Glossary.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Short-Term Investment-Grade Fund	0.20%	0.10%	0.07%	0.71%
Intermediate-Term Investment-Grade Fund	0.20	0.10	—	0.74
Long-Term Investment-Grade Fund	0.22	0.11	—	0.81
High-Yield Corporate Fund	0.23	0.13	—	1.05

The fund expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the funds’ expense ratios were: for the Short-Term Investment-Grade Fund, 0.20% for Investor
Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for
Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for
Admiral Shares; and for the High-Yield Corporate Fund, 0.23% for Investor Shares and 0.13% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

Peer groups: For the Short-Term Investment-Grade Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term
Investment-Grade Fund, Core Bond Funds; for the Long-Term Investment-Grade Fund, Corporate A-Rated Debt Funds; and for the
High-Yield Corporate Fund, High Yield Funds.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

When you start a new job, it’s natural to reflect on both the past and the future. And so it is in my case, having begun my service as just the fourth chief executive in Vanguard’s history.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my new role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	25.84%	14.28%	15.72%
Russell 2000 Index (Small-caps)	17.18	12.12	13.33
Russell 3000 Index (Broad U.S. market)	25.16	14.11	15.53
FTSE All-World ex US Index (International)	29.63	10.20	7.48

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.15%	1.14%	2.01%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.52	1.97	2.69
Citigroup Three-Month U.S. Treasury Bill Index	0.91	0.41	0.25

CPI
Consumer Price Index	2.07%	1.98%	1.48%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
February 15, 2018

Advisors’ Report

Vanguard Fixed Income Group For the Short-, Intermediate-, and Long-Term Investment-Grade Funds

For the year ended January 31, 2018, Vanguard Short-Term Investment-Grade Fund returned 1.29% and Vanguard Intermediate-Term Investment-Grade Fund returned 2.47%. (All returns and yields cited are for the funds’ Investor Shares.) Both funds underperformed the return of their benchmark indexes but outperformed the average return for their peers.

We also manage about 10% of the assets of Vanguard Long-Term Investment-Grade Fund, which returned 9.28%. That result was in line with the return of its benchmark index and significantly higher than the average return of the fund’s peers, a group that includes funds that invest across the maturity spectrum.

With the significant rise in shorter-term rates, the 30-day SEC yield for the Short-Term Fund rose 58 basis points over the period to 2.43% and that of the Intermediate-Term Fund rose 27 basis points to 2.89%, while the yield of the Long-Term Fund fell 28 basis points to 3.61%. (A basis point is one-hundredth of a percentage point.)

Investment environment

Anticipation of higher infrastructure spending, deregulation, and tax cuts under a new presidential administration contributed to strong stock market returns during the funds’ fiscal year. Although political debates waylaid much of the administration’s agenda, tax legislation ultimately passed in December 2017.

The economy remained strong and inflation was subdued. Many stock market indexes reached record highs as companies posted strong profits.

The Federal Reserve under Janet Yellen was also enthusiastic about the health of the U.S. economy. It raised short-term interest rates three times during the year, pushing its target range for the federal funds rate to 1.25%–1.5%. The Fed also

Yields of U.S. Treasury Securities
	January 31,	January 31,
Maturity	2017	2018
2 years	1.21%	2.14%
3 years	1.46	2.29
5 years	1.91	2.52
10 years	2.45	2.71
30 years	3.06	2.94
Source: Vanguard.

began to reduce the $4.5 trillion balance sheet it had amassed as part of a stimulus package during the 2007–2009 recession. All were signals that the central bank was intent on normalizing monetary policy.

The Fed’s decisions were supported by solid economic readings. The U.S. economy made up for a sluggish start to the year with stronger growth later on. For 2017, gross domestic product grew at a rate of 2.3%, up from 1.5% in 2016. The unemployment rate continued to grind lower, hovering at 4.1% at the end of the fiscal year compared with 4.8% at the beginning. Wage growth remained softer than expected for much of the period, and inflation expectations drifted lower before ending the year on an upward track.

Fed action contributed to a significant rise in short-term yields: The 2-year U.S. Treasury note rose 93 basis points to 2.14%, while the 5-year note rose 61 basis points to 2.52%. Longer-term yields, which are more affected by market expectations for growth and inflation, moved less. The yield of the bellwether 10-year U.S. Treasury note was lower than where it had started for a good part of the year, but it finished up 26 basis points at 2.71%.

Businesses continuing to post solid revenue and earnings growth, a reduction in corporate tax rates, and investors continuing to reach for yield all supported demand for investment-grade corporate bonds. The average yield of those securities over Treasuries tightened to 86 basis points at the end of the period from 121 basis points at the beginning. By maturity, long-dated bonds significantly outperformed. By credit quality, the picture was more nuanced, but BBB-rated bonds generally fared the best among investment-grade securities.

Management of the funds

The Short-Term Fund and the Intermediate-Term Fund have a structural underweight to lower-quality corporate bonds. This defensive positioning detracted from relative performance during the period under review as corporate bonds did better than other investment-grade debt and BBB-rated bonds outperformed their higher-rated counterparts. Having a shorter duration than their benchmarks also detracted, especially for the Intermediate-Term Fund.

Security selection in corporate bonds, however, added value in a number of segments. Banks were one: They benefited from the improved outlook for profitability that stemmed from the regulatory changes and rise in interest rates. Among industrials, our tactical positions in energy, basic materials, and transportation played out well. By region, security selection in emerging markets, particularly Latin America, helped.

For diversification purposes, the Short-Term and Intermediate-Term Funds have exposure to segments of the investment-grade credit market that are not part of their benchmarks, including commercial mortgage-backed securities (pooled mortgages on commercial properties) and asset-backed securities (typically made up of pooled auto loans, credit-card debt, and student loans). The underperformance of these segments over the fiscal year held back the funds’ relative returns. The funds also held Treasuries for diversification and as a liquidity buffer, and these securities underperformed corporates, as the environment was risk-on most of the period.

We added Treasury inflation-protected securities to the Short-Term and Intermediate-Term Funds early in the period when medium-term inflation expectations seemed low, then reduced that out-of-benchmark allocation as breakeven inflation widened toward our targeted valuation levels.

Outlook

In spite of long-term structural challenges posed by, among other things, the pace of productivity growth, demographic trends, and the impact of new technologies, the U.S. economy is set to expand at 2.5% in 2018, a little above its long-term potential growth rate.

The unemployment rate has fallen to its lowest level since 2000 and is likely to move even lower. While it’s taken longer than expected, we have seen some indications of late that the tight labor market is putting some upward pressure on wages. That, along with stable and broader global growth, may well lead to a cyclical upswing in inflation—a scenario that the financial markets are now beginning to price in. Recent weakness in the U.S. dollar is also likely to bolster core inflation metrics, albeit moderately, over the course of the next year. However, our long-term outlook, which calls for tepid inflation, remains unchanged.

That backdrop should justify the Fed, now under the chairmanship of Jerome Powell, in raising the federal funds rate to at least 2% by the end of 2018. The Fed will likely want to stick to the framework and timetable it has laid out for reductions in its balance sheet, barring unexpected economic data or unintended consequences from tapering in the bond market.

Volatility has recently picked up from the very low levels we’ve been experiencing for some time, bringing with it more opportunities to take advantage of price dislocations in the market. Rising inflation expectations seem to have been the trigger. That said, other potential developments could also fuel volatility, including mid-term elections, stalled or scuttled trade negotiations, and flare-ups in geopolitical tensions. In addition, as

2018 unfolds, we anticipate a convergence of monetary policy, with central banks adopting a less accommodative stance—some raising rates, some planning to do so, some reducing quantitative easing.

Although spreads have become very tight, U.S. corporate bonds could get some support from pension and life insurance companies that may be drawn back into the market for longer-term securities now that their yields have moved higher. The securities should also remain attractive to international investors, given their yield advantage. In addition, the new tax bill could prove supportive to prices if the repatriation of profits results in reduced bond issuance.

It’s worth restating that investors should look beyond short-term volatility and adhere to their long-term investment strategies. And keep in mind the silver lining in higher rates for long-term investors—coupon payments and proceeds from maturing bonds can be reinvested at higher rates.

Whatever the markets may bring, our experienced team of portfolio managers and traders will continue to seek out opportunities to add to the funds’ performance.

John Hollyer, CFA, Principal and Global
Head of Fixed Income Group

Gregory S. Nassour, CFA, Principal
and Portfolio Manager

February 20, 2018

Wellington Management
Company llp

For the Long-Term Investment-
Grade Fund

Vanguard Long-Term Investment-Grade Fund returned 9.28% for Investor Shares and 9.39% for Admiral Shares for the 12 months ended January 31, 2018. That result was in line with the 9.35% return of its benchmark, the Bloomberg Barclays U.S. Long Credit A or Better Bond Index, and ahead of the 3.72% average return of its peers.

The portion of the Long-Term Fund that we manage (the “portfolio”) invests primarily in corporate bonds with 10 to 30 years until maturity. The portfolio’s returns are influenced by the direction of interest rates and by economic conditions that affect the creditworthiness of the corporate bond issuers.

Investment environment

Over the fiscal year, global fixed income markets generated solid gains. Escalating geopolitical tensions and disappointments in inflation data helped to contain upward pressure on sovereign yields prompted by central bank policy normalization. In the United States, political controversies led to a short-lived dip in risk assets. Elections in France and the United Kingdom presented potential sources of volatility, but proved benign in the aftermath. Despite concerns about prospects for retailers—particularly in the United States—generally solid corporate earnings, strong global economic data, and continued demand for yield-producing assets supported credit markets. Most developed-market currencies strengthened compared to the U.S. dollar as political uncertainty and continued skepticism about the Federal Reserve’s projected rate-hiking path weighed on the currency.

Monetary policy continued on a more hawkish path throughout the year. The Fed announced it would begin tapering its asset purchases in October and hiked rates three times in 2017.

Developed-market government yields were mixed over the period as subdued inflation countered improving global economic data. In the United States, the yield curve flattened; front-end yields, which were heavily influenced by Fed monetary policy expectations, rose more than longer-term yields.

Absolute returns in most major fixed income spread sectors were positive during the fiscal year. On an excess return basis, all of the major spread sectors—including securitized, high-yield, and emerging markets debt and investment-grade corporates—posted positive returns over the period.

The portfolio’s successes

In aggregate, security selection contributed favorably to relative results, most notably in communications, taxable municipal bonds, and banking. Overweighted allocations to banking and taxable municipal bonds also benefited relative results.

The portfolio’s shortfalls

Underweight positioning in the consumer noncyclical, capital goods, and basic industry sectors weighed most on relative performance. Security selection within technology and basic industry also detracted from relative performance.

Outlook

Market valuations appear to reflect the improving fundamental and technical backdrop. Spreads across the investment-grade corporate market are trading very close to post-crisis lows, leading us to a neutral risk posture. The U.S. economy remains on a positive growth trajectory, driven by consumer spending and investment.

The Fed is likely to hike rates three or four times in 2018, notwithstanding inflation that remains below the Federal Open Market Committee’s target. Any shifts by various central banks toward less accommodative monetary policies will be very important for the supply/demand equation.

While gross leverage has increased, net leverage is at a more reasonable level, thanks to elevated cash balances. Free cash flow as a percentage of debt remains healthy compared to historical ratios. Many debt-funded merger and acquisition transactions have pushed the investment-grade ratings limit. Rating agencies have given companies leeway to add leverage with the promise to later reduce debt, and this has led to higher leverage for the overall index. Cash flow from lower tax rates and profit repatriation will help companies to varying degrees. Those with higher percentages of U.S.-based sales should benefit substantially. Repatriation will lead to lower supply from companies that had large overseas cash balances.

Market liquidity is as strong as it has been at any time since the global financial crisis, driven by low volatility. Gross issuance set a record in as yields remained low. Net issuance will likely be flat to negative year-over-year for 2018, given a heavy redemption schedule.

Scott I. St. John, CFA
Senior Managing Director and
Fixed Income Portfolio Manager

February 20, 2018

Wellington Management
Company llp

For the High-Yield Corporate Fund

For the 12 months ended January 31, 2018, the fund returned 6.19% for Investor Shares and 6.29% for Admiral Shares, outpacing the return of 5.69% for its benchmark index.

Investment environment

High-yield markets benefited from strong global economic data, positive earnings trends, and continued demand for yield-producing assets. Monetary policy continued on an incrementally less accommodative path as the Federal Reserve hiked interest rates three times during the period and began reducing the size of its balance sheet. Longer-term rates also increased, as the 10-year U.S. Treasury yield rose to 2.71% by the end of January 2018 from 2.45% at the end of January 2017. Bouts of elevated political uncertainty and serial disappointments in inflation data supported government bonds over most of the period. However, Treasury yields rose sharply in January.

Corporate credit markets faced uncertainty about U.S. health care policy and concerns about prospects for retailers, but generally solid corporate earnings and continued demand for yield-producing assets supported credit markets and credit spreads tightened further. The spread of the high-yield market tightened to 319 basis points over Treasuries, down from 388 basis points at the start of the period. The average price of high-yield bonds was unchanged, at $101.

For the 12 months ended January 31, 2018, there was some dispersion in performance by credit quality. The high-yield market continued to favor relatively lower-credit-quality bonds amid the insatiable search for yield. Lower-rated CCC bonds performed best, returning 9.80%, according to Bloomberg Barclays High Yield Index data. Meanwhile, higher-rated BB bonds generated gains of 6.19%; bonds rated B returned 5.77%.

As of this writing, we continue to be positive on high yield, given the backdrop of stable corporate fundamentals, a supportive macroeconomic landscape, and strong demand for yield-producing assets. We expect positive U.S. gross domestic product (GDP) growth in 2018, driven by consumer spending and corporate investment, and we believe that most high-yield companies will be able to sustain solid credit profiles in that environment. While global political risks remain, valuations appear reasonable relative to our outlook, in particular given our expectation for a benign default rate over the course of 2018. Moody’s trailing 12-month global issuer-weighted speculative-grade default rate ended December at 2.9%, below the long-term average of 4.2%. Although bouts of volatility may persist, we continue to take a long-term, issuer-specific approach to finding opportunities in this market.

We are particularly positive on conditions in the United States and favor issuers expected to benefit from a growing U.S. domestic economy. Of note, a sweeping tax reform law was passed in December that will impact the market and individual companies. The law provides fiscal stimulus at a time of full employment, which could further spur U.S. GDP growth. It will affect companies differently depending on their current tax rate, leverage profile, and other factors, so we expect that there will be winners and losers among individual high-yield issuers, and we will continue to take an issuer-specific approach to investing in the high-yield market. Longer-term, we believe the tax law could have the overall net effect of reducing corporate debt issuance, a supply reduction that could provide support to bond prices going forward.

The fund’s successes

The fund benefited from an underweighted allocation to and positive credit selection within the wirelines and retail sectors, as well as positive credit selection in the pharmaceuticals sector.

The fund’s shortfalls

Positioning and security section within the utilities sector detracted from relative returns. Security selection within the consumer products sector also hurt relative results.

The fund’s positioning

The fund remains consistent in its investment objective and strategy and maintains a meaningful exposure to relatively higher-quality names within the high-yield market. We believe these companies have more stable credit profiles and greater predictability of cash flows than those at the lower end of the quality spectrum. We prefer higher-quality credits in an effort to minimize defaults and to provide stable income. We continue to diversify the fund’s holdings by issuer and industry. We also continue to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities, such as convertibles, because of their potential for volatility.

Michael L. Hong, CFA, Managing Director
and Fixed Income Portfolio Manager

February 20, 2018

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	13,797,659,368	374,742,595	97.4%
Emerson U. Fullwood	13,808,942,286	363,459,677	97.4%
Amy Gutmann	13,799,031,978	373,369,985	97.4%
JoAnn Heffernan Heisen	13,818,500,075	353,901,888	97.5%
F. Joseph Loughrey	13,816,747,083	355,654,880	97.5%
Mark Loughridge	13,824,483,242	347,918,721	97.5%
Scott C. Malpass	13,800,329,999	372,071,964	97.4%
F. William McNabb III	13,774,270,568	398,131,395	97.2%
Deanna Mulligan	13,816,630,219	355,771,744	97.5%
André F. Perold	13,628,951,260	543,450,703	96.2%
Sarah Bloom Raskin	13,806,213,368	366,188,595	97.4%
Peter F. Volanakis	13,807,988,460	364,413,503	97.4%
*Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Intermediate-Term
Investment-Grade Fund	1,867,270,276	70,175,292	82,236,628	283,052,537	81.1%
Short-Term
Investment-Grade Fund	3,494,737,183	106,146,973	177,156,649	753,231,959	77.1%

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
High-Yield
Corporate Fund	2,306,358,502	121,636,265	120,670,029	483,479,459	76.1%
Intermediate-Term
Investment-Grade Fund	1,877,203,098	68,089,555	74,389,543	283,052,537	81.5%
Long-Term
Investment-Grade Fund	841,387,789	35,863,825	23,816,163	80,610,758	85.7%
Short-Term
Investment-Grade Fund	3,521,910,996	104,229,442	151,900,367	753,231,959	77.7%

Short-Term Investment-Grade Fund

Fund Profile
As of January 31, 2018

Share-Class Characteristics
	Investor	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VFSTX	VFSUX	VFSIX
Expense Ratio[1]	0.20%	0.10%	0.07%
30-Day SEC Yield	2.43%	2.53%	2.56%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		1–5 Year	Barclays
		Credit	Aggregate
	Fund	Index	Bond Index
Number of Bonds	2,048	2,437	9,734
Yield to Maturity
(before expenses)	2.8%	2.7%	3.0%
Average Coupon	2.3%	3.1%	3.1%
Average Duration	2.6 years	2.8 years	6.1 years
Average Effective
Maturity	3.1 years	2.9 years	8.3 years
Short-Term
Reserves	4.4%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	12.0%
Commercial Mortgage-Backed	9.8
Finance	28.9
Foreign	9.6
Government Mortgage-Backed	0.6
Industrial	28.6
Treasury/Agency	5.7
Utilities	4.4
Other	0.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg	Bloomberg
	Barclays	Barclays US
	1–5 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.96	0.77
Beta	0.90	0.39

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	15.0%
1 - 3 Years	46.4
3 - 5 Years	22.4
5 - 7 Years	9.7
7 - 10 Years	6.0
10 - 20 Years	0.3
20 - 30 Years	0.2

Distribution by Credit Quality (% of portfolio)
U.S. Government	5.7%
Aaa	21.2
Aa	14.1
A	32.0
Baa	23.5
Ba	2.4
B	0.3
Caa	0.1
Not Rated	0.7

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or
Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.
For more information about these ratings, see the Glossary entry for
Credit Quality.

1 The expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares.

Short-Term Investment-Grade Fund

Investment Focus

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2008, Through January 31, 2018
Initial Investment of $10,000

1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

	Average Annual Total Returns
	Periods Ended January 31, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Investment-Grade Fund
Investor Shares	1.29%	1.61%	2.66%	$13,007
Bloomberg Barclays U.S. 1–5 Year
Credit Bond Index	1.50	1.73	3.25	13,769
1–5 Year Investment-Grade Debt Funds
Average	1.23	1.04	1.88	12,042
Bloomberg Barclays U.S. Aggregate
Bond Index	2.15	2.01	3.71	14,398

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Investment-Grade Fund Admiral
Shares	1.39%	1.71%	2.77%	$65,704
Bloomberg Barclays U.S. 1–5 Year Credit
Bond Index	1.50	1.73	3.25	68,847
Bloomberg Barclays U.S. Aggregate Bond
Index	2.15	2.01	3.71	71,990

See Financial Highlights for dividend and capital gains information.

Short-Term Investment-Grade Fund

		Average Annual Total Returns
	Periods Ended January 31, 2018
				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Short-Term Investment-Grade Fund
Institutional Shares	1.42%	1.74%	2.80%	$6,592,347
Bloomberg Barclays U.S. 1–5 Year Credit
Bond Index	1.50	1.73	3.25	6,884,738
Bloomberg Barclays U.S. Aggregate Bond
Index	2.15	2.01	3.71	7,199,034

Fiscal-Year Total Returns (%): January 31, 2008, Through January 31, 2018
				Bloomberg
				Barclays
				1–5 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	4.48%	-8.83%	-4.35%	-1.17%
2010	4.37	9.07	13.44	12.92
2011	3.39	0.99	4.38	4.78
2012	2.75	-0.29	2.46	3.93
2013	2.21	1.27	3.48	3.98
2014	1.82	-0.36	1.46	1.78
2015	1.88	0.15	2.03	2.36
2016	1.96	-1.19	0.77	0.62
2017	1.95	0.57	2.52	2.42
2018	2.02	-0.73	1.29	1.50

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/29/1982	2.02%	1.70%	2.71%	0.14%	2.85%
Admiral Shares	2/12/2001	2.12	1.80	2.82	0.14	2.96
Institutional Shares	9/30/1997	2.16	1.83	2.85	0.14	2.99

Short-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
U. S. Government and Agency Obligations
U. S. Government Securities
1	United States Treasury
	Inflation Indexed Bonds	0.125%	4/15/19	870,250	915,251	1.5%
1	United States Treasury Note/Bond 2.125%		8/31/20	940,000	937,067	1.5%
1	United States Treasury Note/Bond 1.500%		7/15/20	673,400	661,615	1.1%
[1,2]	United States Treasury Note/Bond 1.375%		10/31/20	470,000	458,692	0.7%
[1,2]	United States Treasury Note/Bond 1.375%		8/31/20	200,000	195,624	0.3%
	United States Treasury Note/Bond 1.375%		1/31/21	150,000	145,946	0.2%
[1,3]	United States Treasury
	Note/Bond	1.500%–1.875%	11/30/20–8/15/26	142,840	139,580	0.2%
					3,453,775	5.5%

*Nonconventional Mortgage-Backed Securities †					365,899	0.6%
Total U.S. Government and Agency Obligations (Cost $3,869,414)					3,819,674	6.1%
Asset-Backed/Commercial Mortgage-Backed Securities
4	AmeriCredit Automobile
	Receivables Trust 2013-3	3.000%	7/8/19	17,620	17,623	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2013-4	3.310%	10/8/19	4,355	4,361	0.0%
4	AmeriCredit Automobile
	Receivables
	Trust 2013-5	2.290%–2.860%	11/8/19–12/9/19	8,698	8,720	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2014-1	2.150%	3/9/20	3,269	3,271	0.0%
4	AmeriCredit Automobile
	Receivables
	Trust 2014-2	2.180%	6/8/20	8,627	8,631	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
4	AmeriCredit Automobile
	Receivables
	Trust 2015-3	1.540%–3.340%	3/9/20–8/8/21	37,203	37,348	0.1%
4	AmeriCredit Automobile
	Receivables
	Trust 2016-1	1.810%–3.590%	10/8/20–2/8/22	27,653	27,819	0.0%
4	AmeriCredit Automobile
	Receivables
	Trust 2016-2	1.600%–3.650%	11/9/20–5/9/22	34,890	34,993	0.1%
4	AmeriCredit Automobile
	Receivables Trust 2016-3	2.710%	9/8/22	10,170	10,077	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2016-4	2.410%	7/8/22	25,630	25,314	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2017-3	1.690%	12/18/20	78,970	78,773	0.1%
4	Banc of America
	Commercial Mortgage
	Trust 2015-UBS7	3.429%–4.366%	9/15/48	16,700	17,027	0.0%
4	Banc of America
	Commercial Mortgage
	Trust 2017-BNK3	3.574%	2/15/50	4,760	4,839	0.0%
4	Banc of America
	Funding 2006-H Trust	3.629%	9/20/46	12,212	11,223	0.0%
4	Bank of America
	Mortgage 2002-J Trust	4.259%	9/25/32	17	17	0.0%
[4,5]	Chrysler Capital Auto
	Receivables Trust 2014-AA	2.280%	11/15/19	10,230	10,237	0.0%
[4,5]	Chrysler Capital Auto
	Receivables Trust 2014-BA	3.440%	8/16/21	700	707	0.0%
[4,5]	Chrysler Capital Auto
	Receivables
	Trust 2015-BA	2.260%–4.170%	10/15/20–1/16/23	49,125	49,489	0.1%
[4,5]	Chrysler Capital Auto
	Receivables
	Trust 2016-AA	2.880%–4.220%	2/15/22–2/15/23	31,070	31,551	0.1%
[4,5]	Chrysler Capital Auto
	Receivables
	Trust 2016-BA	1.640%–1.870%	7/15/21–2/15/22	16,690	16,516	0.0%
4	Citibank Credit Card
	Issuance Trust 2018-A1	2.490%	1/20/23	181,510	181,192	0.3%
4	Citigroup Mortgage
	Loan Trust 2007-AR8	3.602%	7/25/37	777	753	0.0%
4	COMM 2012-CCRE2
	Mortgage Trust	3.147%–3.791%	8/15/45	7,025	7,091	0.0%
[4,5]	COMM 2012-CCRE3
	Mortgage Trust	2.822%–3.416%	10/15/45	35,732	35,555	0.1%
4	COMM 2012-CCRE4
	Mortgage Trust	2.853%–3.251%	10/15/45	12,961	12,830	0.0%
4	COMM 2012-CCRE5
	Mortgage Trust	2.771%	12/10/45	2,640	2,608	0.0%
4	COMM 2013-CCRE10
	Mortgage Trust	2.972%–3.795%	8/10/46	29,359	29,730	0.1%
4	COMM 2013-CCRE11
	Mortgage Trust	3.983%–4.258%	8/10/50	57,295	60,291	0.1%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
4	COMM 2013-CCRE12
	Mortgage Trust	3.623%–4.046%	10/10/46	64,091	66,576	0.1%
4	COMM 2013-CCRE13
	Mortgage Trust	4.194%–4.747%	11/10/46	39,717	41,583	0.1%
[4,5]	COMM 2013-CCRE6
	Mortgage Trust	3.147%–3.397%	3/10/46	19,740	19,452	0.0%
4	COMM 2013-CCRE8
	Mortgage Trust	3.334%–3.612%	6/10/46	43,309	44,383	0.1%
[4,5]	COMM 2013-CCRE9
	Mortgage Trust	4.230%–4.254%	7/10/45	51,349	53,598	0.1%
[4,5]	COMM 2013-LC13
	Mortgage Trust	3.009%–4.557%	8/10/46	59,675	61,846	0.1%
4	COMM 2013-LC6
	Mortgage Trust	2.941%	1/10/46	4,100	4,082	0.0%
[4,5]	COMM 2013-SFS
	Mortgage Trust	2.987%	4/12/35	5,490	5,396	0.0%
[4,5]	COMM 2014-277P
	Mortgage Trust	3.611%	8/10/49	33,245	34,018	0.1%
4	COMM 2014-CCRE14
	Mortgage Trust	3.955%–4.236%	2/10/47	19,605	20,698	0.0%
4	COMM 2014-CCRE15
	Mortgage Trust	2.928%–4.426%	2/10/47	49,223	50,872	0.1%
4	COMM 2014-CCRE17
	Mortgage Trust	3.700%–4.735%	5/10/47	86,756	89,799	0.1%
4	COMM 2014-CCRE18
	Mortgage Trust	3.550%–3.828%	7/15/47	38,124	39,351	0.1%
4	COMM 2014-CCRE20
	Mortgage Trust	3.326%–3.590%	11/10/47	38,105	38,907	0.1%
4	COMM 2014-CCRE21
	Mortgage Trust	3.528%	12/10/47	36,723	37,414	0.1%
4	COMM 2014-LC17
	Mortgage Trust	3.917%	10/10/47	11,570	12,040	0.0%
4	COMM 2015-CCRE22
	Mortgage Trust	3.309%	3/10/48	36,015	36,050	0.1%
4	COMM 2015-CCRE24
	Mortgage Trust	3.696%	8/10/48	19,415	19,913	0.0%
4	COMM 2015-CCRE25
	Mortgage Trust	3.759%	8/10/48	38,840	40,023	0.1%
4	COMM 2015-CCRE26
	Mortgage Trust	3.630%	10/10/48	22,007	22,521	0.0%
4	COMM 2015-CCRE27
	Mortgage Trust	3.612%–4.472%	10/10/48	20,092	20,341	0.0%
4	COMM 2015-LC19
	Mortgage Trust	3.183%	2/10/48	18,400	18,324	0.0%
[4,5]	Drive Auto Receivables
	Trust 2015-AA	3.060%–4.120%	5/17/21–7/15/22	9,565	9,666	0.0%
[4,5]	Drive Auto Receivables
	Trust 2015-BA	2.760%–3.840%	7/15/21	16,400	16,552	0.0%
[4,5]	Drive Auto Receivables
	Trust 2015-CA	3.010%–4.200%	5/17/21–9/15/21	24,094	24,381	0.0%
[4,5]	Drive Auto Receivables
	Trust 2015-DA	3.380%–4.590%	11/15/21–1/17/23	41,327	42,073	0.1%
[4,5]	Drive Auto Receivables
	Trust 2016-AA	3.910%	5/17/21	7,608	7,666	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
[4,5]	Drive Auto Receivables
	Trust 2016-BA	2.560%–4.530%	6/15/20–8/15/23	41,063	41,736	0.1%
[4,5]	Drive Auto Receivables
	Trust 2016-C	1.670%–4.180%	11/15/19–3/15/24	46,425	46,930	0.1%
4	Drive Auto Receivables
	Trust 2017-1	1.860%–3.840%	3/16/20–3/15/23	14,560	14,592	0.0%
4	Drive Auto Receivables
	Trust 2017-3	1.650%–2.800%	8/15/19–7/15/22	76,970	76,928	0.1%
4	Ford Credit Auto Lease
	Trust 2015-B	1.920%	3/15/19	16,270	16,271	0.0%
4	Ford Credit Auto Lease
	Trust 2017-B	2.030%–2.170%	12/15/20–2/15/21	45,030	44,742	0.1%
[4,5]	Ford Credit Auto Owner
	Trust 2014-REV1	2.260%–2.410%	11/15/25	30,329	30,319	0.1%
[4,5]	Ford Credit Auto Owner
	Trust 2014-REV2	2.310%–2.510%	4/15/26	36,995	36,950	0.1%
4	Ford Credit Auto Owner
	Trust 2015-C	2.010%–2.260%	3/15/21–3/15/22	17,415	17,346	0.0%
[4,5]	Ford Credit Auto Owner
	Trust 2015-REV2	2.440%	1/15/27	61,000	60,823	0.1%
4	Ford Credit Auto Owner
	Trust 2016-B	1.850%	9/15/21	7,040	6,942	0.0%
[4,5]	Ford Credit Auto Owner
	Trust 2016-REV1	2.310%	8/15/27	20,800	20,578	0.0%
[4,5]	Ford Credit Auto Owner
	Trust 2016-REV2	2.030%	12/15/27	74,340	72,684	0.1%
[4,5]	Ford Credit Auto Owner
	Trust 2017-1	2.620%	8/15/28	21,295	21,106	0.0%
[4,5]	Ford Credit Auto Owner
	Trust 2017-2	2.360%–2.750%	3/15/29	59,182	57,781	0.1%
[4,5]	Ford Credit Auto Owner
	Trust 2018-REV1	3.190%–3.340%	7/15/31	133,650	133,062	0.2%
4	Ford Credit Floorplan
	Master Owner Trust A
	Series 2013-4	2.100%–2.790%	6/15/20	15,460	15,473	0.0%
4	Ford Credit Floorplan
	Master Owner Trust
	A Series 2014-2	2.310%	2/15/21	4,473	4,472	0.0%
4	Ford Credit Floorplan
	Master Owner Trust A
	Series 2015-5	2.390%	8/15/22	23,545	23,422	0.0%
[4,6]	Ford Credit Floorplan
	Master Owner Trust A
	Series 2016-4	2.089%	7/15/20	48,100	48,196	0.1%
4	Ford Credit Floorplan
	Master Owner Trust A
	Series 2017-2	2.160%	9/15/22	60,820	60,228	0.1%
[4,5]	GMF Floorplan Owner
	Revolving Trust 2015-1	1.650%–1.970%	5/15/20	68,210	68,171	0.1%
[4,5,6] GMF Floorplan Owner
	Revolving Trust 2016-1	2.409%–2.850%	5/17/21	61,589	61,700	0.1%
[4,5,6] GMF Floorplan Owner
	Revolving Trust 2017-1	2.129%	1/18/22	330	332	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
[4,5]	GMF Floorplan Owner
	Revolving Trust 2017-2	2.130%–2.630%	7/15/22	81,380	80,413	0.1%
[4,5,6] Golden Credit Card Trust
	2015-1A	1.999%	2/15/20	31,694	31,700	0.1%
[4,5]	Golden Credit Card Trust
	2015-2A	2.020%	4/15/22	53,490	52,871	0.1%
[4,5]	Golden Credit Card Trust
	2016-5A	1.600%	9/15/21	76,602	75,423	0.1%
[4,5]	Golden Credit Card Trust
	2018-1A	2.620%	1/15/23	153,710	153,556	0.2%
[4,5]	GS Mortgage Securities
	Corporation II 2012-BWTR	2.954%	11/5/34	36,047	35,312	0.1%
4	GS Mortgage Securities
	Corporation II 2015-GC30	3.382%	5/10/50	24,410	24,570	0.0%
[4,5]	GS Mortgage Securities
	Corporation Trust 2012-ALOHA	3.551%	4/10/34	32,716	33,348	0.1%
[4,5]	GS Mortgage Securities
	Trust 2010-C2	5.183%	12/10/43	3,530	3,698	0.0%
[4,5]	GS Mortgage Securities
	Trust 2011-GC3	5.642%	3/10/44	2,280	2,412	0.0%
[4,5]	GS Mortgage Securities
	Trust 2012-GC6	4.948%	1/10/45	1,000	1,061	0.0%
4	GS Mortgage Securities
	Trust 2012-GCJ7	5.698%	5/10/45	7,150	7,500	0.0%
[4,5]	GS Mortgage Securities
	Trust 2013-GC13	4.057%–4.090%	7/10/46	28,584	29,750	0.1%
4	GS Mortgage Securities
	Trust 2013-GCJ12	3.135%–3.777%	6/10/46	21,310	21,296	0.0%
4	GS Mortgage Securities
	Trust 2013-GCJ14	2.995%–4.243%	8/10/46	96,911	100,673	0.2%
4	GS Mortgage Securities
	Trust 2014-GC20	3.998%–4.258%	4/10/47	42,753	44,501	0.1%
4	GS Mortgage Securities
	Trust 2014-GC24	3.931%–4.529%	9/10/47	86,227	88,498	0.1%
4	GS Mortgage Securities
	Trust 2014-GC26	3.629%	11/10/47	47,290	48,383	0.1%
4	GS Mortgage Securities
	Trust 2015-GC28	3.136%–3.396%	2/10/48	79,805	79,654	0.1%
4	GS Mortgage Securities
	Trust 2015-GC32	3.764%	7/10/48	14,551	15,026	0.0%
4	GS Mortgage Securities
	Trust 2015-GC34	3.506%–4.654%	10/10/48	34,512	34,790	0.1%
[4,5]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2009-IWST	5.633%	12/5/27	6,185	6,426	0.0%
[4,5]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2010-C1	4.608%	6/15/43	1,321	1,356	0.0%
[4,5]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust
	2010-C2	3.616%–5.662%	11/15/43	16,958	17,561	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
[4,5]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust
	2011-C3	4.388%–4.717%	2/15/46	31,105	32,272	0.1%
[4,5]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2011-C5	5.408%	8/15/46	4,100	4,382	0.0%
[4,5]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2011-RR1	4.717%	3/16/46	2,778	2,886	0.0%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2012-C6	3.507%	5/15/45	16,114	16,445	0.0%
[4,5]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust
	2012-C8	2.829%–3.424%	10/15/45	16,592	16,522	0.0%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2012-CIBX	4.271%	6/15/45	27,000	28,051	0.1%
[4,5]	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2012-HSBC	3.093%	7/5/32	5,785	5,812	0.0%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2012-LC9	2.840%	12/15/47	40,130	39,845	0.1%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust
	2013-C13	3.994%–4.052%	1/15/46	24,500	25,244	0.0%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust
	2013-C16	3.674%–4.975%	12/15/46	72,360	75,956	0.1%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2013-LC11	2.960%	4/15/46	28,354	28,247	0.1%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2016-JP4	3.648%	12/15/49	14,370	14,688	0.0%
4	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2017-JP6	3.490%	7/15/50	12,517	12,641	0.0%
4	JPMCC Commercial
	Mortgage Securities
	Trust 2017-JP5	3.723%	3/15/50	33,410	34,344	0.1%
4	JPMCC Commercial
	Mortgage Securities
	Trust 2017-JP7	3.454%	9/15/50	20,090	20,212	0.0%
4	Merrill Lynch Mortgage
	Investors Trust MLMI
	Series 2003-A2	3.174%	2/25/33	1,157	1,153	0.0%

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
4 Merrill Lynch Mortgage
Investors Trust MLMI
Series 2003-A4	3.574%	7/25/33	502	515	0.0%
4 Morgan Stanley Bank
of America Merrill
Lynch Trust 2012-C5	3.176%–3.792%	8/15/45	23,548	23,674	0.0%
4 Morgan Stanley Bank
of America Merrill
Lynch Trust 2012-C6	2.858%	11/15/45	5,796	5,762	0.0%
4 Morgan Stanley Bank
of America Merrill
Lynch Trust 2013-C10	4.082%	7/15/46	31,865	33,243	0.1%
4 Morgan Stanley Bank
of America Merrill
Lynch Trust 2013-C11	3.085%–4.164%	8/15/46	59,069	61,794	0.1%
4 Morgan Stanley Bank
of America Merrill
Lynch Trust 2013-C12	3.824%–4.259%	10/15/46	11,910	12,349	0.0%
4 Morgan Stanley Bank
of America Merrill
Lynch Trust 2013-C13	4.039%	11/15/46	8,300	8,663	0.0%
4 Morgan Stanley Bank
of America Merrill
Lynch Trust 2013-C7	2.918%–3.214%	2/15/46	9,340	9,290	0.0%
4 Morgan Stanley Bank
of America Merrill
Lynch Trust 2013-C9	3.102%	5/15/46	27,425	27,388	0.0%
4 Morgan Stanley Bank
of America Merrill
Lynch Trust 2014-C14	4.064%–4.384%	2/15/47	34,100	35,412	0.1%
4 Morgan Stanley Bank
of America Merrill
Lynch Trust 2014-C15	3.773%–4.891%	4/15/47	67,415	69,485	0.1%
4 Morgan Stanley Bank
of America Merrill
Lynch Trust 2014-C16	3.892%–4.755%	6/15/47	83,605	85,623	0.1%
4 Morgan Stanley Bank
of America Merrill
Lynch Trust 2014-C17	3.741%–4.011%	8/15/47	39,638	40,534	0.1%
4 Morgan Stanley Bank
of America Merrill
Lynch Trust 2014-C18	3.923%	10/15/47	13,400	13,812	0.0%
4 Morgan Stanley Bank
of America Merrill
Lynch Trust 2014-C19	3.526%	12/15/47	23,220	23,421	0.0%
4 Morgan Stanley Bank
of America Merrill
Lynch Trust 2015-C20	3.249%	2/15/48	45,626	45,331	0.1%
4 Morgan Stanley Bank
of America Merrill
Lynch Trust 2015-C23	3.451%–3.719%	7/15/50	16,058	16,316	0.0%
4 Morgan Stanley Bank
of America Merrill
Lynch Trust 2015-C24	3.479%–3.732%	5/15/48	22,592	22,948	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
4	Morgan Stanley Bank
	of America Merrill
	Lynch Trust 2015-C25	3.635%	10/15/48	7,814	8,006	0.0%
4	Morgan Stanley Bank
	of America Merrill
	Lynch Trust 2016-C29	4.752%	5/15/49	2,210	2,251	0.0%
4	Morgan Stanley Bank
	of America Merrill
	Lynch Trust 2016-C32	3.720%	12/15/49	28,827	29,382	0.1%
4	Morgan Stanley Bank
	of America Merrill
	Lynch Trust 2017-C34	3.536%	11/15/52	19,660	19,700	0.0%
4	Morgan Stanley Capital I
	Trust 2012-C4	3.244%–3.773%	3/15/45	18,552	18,656	0.0%
[4,5]	Morgan Stanley Capital I
	Trust 2012-STAR	3.201%	8/5/34	17,287	16,955	0.0%
[4,5]	Morgan Stanley Capital I
	Trust 2014-150E	3.912%	9/9/32	27,955	28,769	0.1%
[4,5]	Morgan Stanley Capital I
	Trust 2014-CPT	3.350%	7/13/29	24,440	24,682	0.0%
[4,5]	Morgan Stanley Capital I
	Trust 2015-420	3.727%	10/11/50	28,871	29,075	0.1%
4	Morgan Stanley Capital I
	Trust 2015-UBS8	3.809%–4.589%	12/15/48	41,444	42,583	0.1%
4	Morgan Stanley Capital I
	Trust 2016-UB11	2.782%	8/15/49	7,437	7,125	0.0%
4	Morgan Stanley Capital I
	Trust 2016-UBS9	3.594%	3/15/49	11,485	11,691	0.0%
4	Morgan Stanley Capital I
	Trust 2017-HR2	3.509%–3.587%	12/15/50	27,970	28,231	0.1%
[4,5]	MSBAM Commercial
	Mortgage Securities
	Trust 2012-CKSV	3.277%	10/15/30	37,985	37,139	0.1%
4	Royal Bank of Canada	1.875%–2.300%	9/23/19–3/22/21	26,861	26,620	0.0%
4	Santander Drive Auto
	Receivables Trust 2015-3	3.490%	5/17/21	14,985	15,183	0.0%
4	Santander Drive Auto
	Receivables Trust
	2015-4	2.260%–2.970%	6/15/20–3/15/21	33,986	34,122	0.1%
4	Santander Drive Auto
	Receivables Trust 2016-1	2.470%	12/15/20	24,440	24,476	0.0%
4	Santander Drive Auto
	Receivables Trust
	2016-2	2.080%–3.390%	2/16/21–4/15/22	15,715	15,746	0.0%
4	Santander Drive Auto
	Receivables Trust
	2016-3	1.890%–2.460%	6/15/21–3/15/22	53,910	53,728	0.1%
4	Santander Drive Auto
	Receivables Trust
	2017-3	1.870%–2.760%	6/15/21–12/15/22	17,310	17,208	0.0%
4	Santander Drive Auto
	Receivables Trust
	2018-1	2.100%–3.320%	11/16/20–3/15/24	173,220	172,998	0.3%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
4	Wells Fargo Commercial
	Mortgage Trust
	2012-LC5	2.918%–3.539%	10/15/45	31,595	31,403	0.1%
4	Wells Fargo Commercial
	Mortgage Trust
	2013-LC12	3.928%–4.291%	7/15/46	48,243	50,505	0.1%
4	Wells Fargo Commercial
	Mortgage Trust
	2014-LC16	3.817%–4.458%	8/15/50	69,280	71,236	0.1%
4	Wells Fargo Commercial
	Mortgage Trust 2014-LC18	3.405%	12/15/47	3,285	3,315	0.0%
4	Wells Fargo Commercial
	Mortgage Trust 2015-C26	3.166%	2/15/48	26,570	26,400	0.0%
4	Wells Fargo Commercial
	Mortgage Trust
	2015-C27	3.190%–3.451%	2/15/48	68,975	69,192	0.1%
4	Wells Fargo Commercial
	Mortgage Trust
	2015-C29	3.637%–4.225%	6/15/48	66,613	67,659	0.1%
4	Wells Fargo Commercial
	Mortgage Trust
	2015-C30	3.411%–4.497%	9/15/58	71,536	72,785	0.1%
4	Wells Fargo Commercial
	Mortgage Trust
	2015-LC22	3.839%–4.542%	9/15/58	41,706	42,452	0.1%
4	Wells Fargo Commercial
	Mortgage Trust
	2015-SG1	3.789%	9/15/48	33,065	34,092	0.1%
4	Wells Fargo Commercial
	Mortgage Trust 2016-C32	3.560%	1/15/59	21,780	22,134	0.0%
4	Wells Fargo Commercial Mortgage
	Trust 2016-C37	3.525%–3.794%	12/15/49	21,090	21,559	0.0%
4	Wells Fargo Commercial
	Mortgage Trust 2017-C38	3.453%	7/15/50	31,360	31,376	0.1%
4	Wells Fargo Commercial
	Mortgage Trust
	2017-C39	3.157%–3.418%	9/15/50	81,560	81,578	0.1%
4	Wells Fargo Commercial
	Mortgage Trust 2017-C40	3.581%	10/15/50	45,250	45,911	0.1%
4	Wells Fargo Commercial
	Mortgage Trust 2017-C41	3.472%	11/15/50	39,807	39,964	0.1%
4	Wells Fargo Commercial
	Mortgage Trust 2017-C42	3.589%	12/15/50	38,250	38,768	0.1%
4	Wells Fargo Commercial
	Mortgage Trust 2017-RC1	3.631%	1/15/60	17,250	17,544	0.0%
*,5	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				8,062,624	12.8%
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $14,021,301)					13,965,756	22.1%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
Corporate Bonds
Finance
	Banking
	American Express Co.	2.200%	10/30/20	173,250	170,963	0.3%
	Australia & New Zealand
	Banking Group Ltd.	2.250%	11/9/20	139,565	137,851	0.2%
5	Banco Santander Chile	2.500%	12/15/20	82,940	82,477	0.1%
4	Bank of America Corp.	2.369%	7/21/21	170,765	169,134	0.3%
4	Bank of America Corp.	2.328%	10/1/21	146,370	144,637	0.2%
[4,5]	Bank of America Corp.	1.950%– 6.875%	4/25/18–12/20/23	387,432	386,667	0.6%
	Bank of America NA	1.750%	6/5/18	53,480	53,456	0.1%
	Bank of Nova Scotia	2.228%	12/11/19	249,005	247,648	0.4%
	Bear Stearns Cos. LLC	7.250%	2/1/18	21,551	21,550	0.0%
	Citibank NA	2.125%	10/20/20	216,530	213,213	0.3%
	Citibank NA	2.100%	6/12/20	64,165	63,343	0.1%
4	Citigroup Inc.	1.700%–2.876%	2/5/18–7/24/23	425,516	423,750	0.7%
	Goldman Sachs Group Inc.	2.600%	12/27/20	245,978	244,795	0.4%
4	Goldman Sachs Group
	Inc.	1.950%– 6.150%	4/1/18–9/29/25	1,094,459	1,092,140	1.7%
4	HSBC Holdings plc	3.262%	3/13/23	220,135	220,128	0.4%
4	JPMorgan Chase & Co.	1.625%–4.250%	3/1/18–2/1/28	790,507	788,390	1.3%
	Mizuho Bank Ltd.	2.340%	12/4/19	185,675	184,349	0.3%
	Morgan Stanley	2.625%	11/17/21	172,919	170,111	0.3%
7	Morgan Stanley	2.125%– 6.625%	4/1/18–5/8/24	462,043	462,024	0.7%
	National Bank of Canada	2.200%	11/2/20	151,645	149,595	0.2%
	Royal Bank of Canada	2.150%	10/26/20	280,433	277,099	0.5%
	Royal Bank of Canada	2.125%	3/2/20	147,285	146,132	0.2%
	Royal Bank of Canada	1.500%–2.350%	3/15/19–10/30/20	95,895	94,944	0.2%
5	Santander Holdings
	USA Inc.	2.700%–3.700%	5/24/19–1/18/23	145,170	144,969	0.2%
	Santander UK plc	2.000%–2.500%	8/24/18–9/10/19	145,866	145,573	0.2%
	Toronto-Dominion Bank	1.900%	10/24/19	285,855	283,002	0.5%
5	UBS AG	2.450%	12/1/20	144,035	142,814	0.2%
	Wells Fargo Bank NA	2.400%	1/15/20	303,485	302,778	0.5%
*,5	Banking—Other †				7,648,732	12.1%
*	Brokerage †				175,378	0.3%
	Finance Companies
	GE Capital International
	Funding Co. Unlimited Co.	2.342%	11/15/20	220,208	217,213	0.3%
5	Finance Companies—Other †				104,236	0.2%
	Insurance
5	Metropolitan Life Global Funding I	2.400%	1/8/21	149,585	148,403	0.2%
5	Principal Life Global Funding II	2.204%	12/11/19	216,925	215,480	0.3%
5	Insurance—Other †				1,177,308	1.9%
5	Other Finance †				31,663	0.1%
5	Real Estate Investment Trusts †				821,619	1.3%
					17,503,564	27.8%
Industrial
5	Basic Industry †				453,735	0.7%
	Capital Goods
	Caterpillar Financial
	Services Corp.	2.000%	11/29/19	146,370	145,271	0.2%
4	General Electric Co.	5.000%	12/31/49	187,693	189,570	0.3%
8	General Electric Co.	2.125%– 6.000%	5/1/18–3/11/44	357,961	379,132	0.6%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
5	General Electric Co. / LJ VP
	Holdings LLC	3.800%	6/18/19	15,205	15,462	0.0%
5	Siemens
	Financieringsmaatschappij NV	2.200%	3/16/20	225,720	224,226	0.4%
5	Capital Goods—Other †				1,092,400	1.7%
	Communication
	Verizon Communications Inc.	3.125%	3/16/22	217,346	217,670	0.4%
	Verizon Communications Inc.	2.946%	3/15/22	142,775	142,115	0.2%
5	Communication—Other †				1,462,660	2.3%
	Consumer Cyclical
9	Ford Motor Credit
	Co. LLC	2.459%–5.875%	12/10/18–9/20/22	284,009	281,408	0.5%
	General Motors Co.	3.500%–4.875%	10/2/18–10/2/23	60,359	62,095	0.1%
	General Motors Financial
	Co. Inc.	2.400%– 6.750%	6/1/18–5/15/23	347,055	349,701	0.6%
	Toyota Motor Credit Corp.	2.125%	7/18/19	147,825	147,322	0.2%
5	Consumer Cyclical—Other †				1,218,114	1.9%
	Consumer Noncyclical
	Abbott Laboratories	2.350%	11/22/19	193,152	192,327	0.3%
	Allergan Funding SCS	2.350%	3/12/18	239,151	239,211	0.4%
	Anheuser-Busch InBev
	Finance Inc.	2.650%	2/1/21	420,956	419,373	0.7%
	Anheuser-Busch InBev
	Finance Inc.	1.900%–4.700%	2/1/19–2/1/36	118,236	119,574	0.2%
	Anheuser-Busch InBev
	Worldwide Inc.	2.500%–7.750%	1/15/19–7/15/22	176,438	184,315	0.3%
5	BAT Capital Corp.	2.297%	8/14/20	146,370	144,611	0.2%
	Gilead Sciences Inc.	2.550%	9/1/20	180,941	181,241	0.3%
5	Consumer Noncyclical—Other †				2,719,476	4.3%
	Energy
5	Baker Hughes a GE Co. LLC /
	Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	54,800	54,067	0.1%
	BP Capital
	Markets plc	1.375%–4.750%	5/10/18–11/28/23	633,616	645,364	1.0%
	Energy Transfer LP	2.500%– 6.700%	6/15/18–4/15/47	141,302	144,750	0.2%
	Regency Energy
	Partners LP / Regency
	Energy Finance Corp.	5.000%–5.875%	9/1/20–10/1/22	26,677	28,480	0.1%
5	Energy—Other †				2,027,274	3.2%
5	Other Industrial †				218,847	0.4%
5	Technology †				2,270,534	3.6%
5	Transportation †				974,604	1.5%
					16,944,929	26.9%
Utilities
	Electric
[5,7]	Dominion Energy Inc.	1.923%	12/1/20	195,160	195,123	0.3%
7	Florida Power & Light Co.	1.671%	11/6/20	162,660	162,476	0.2%
5	Electric—Other †				1,941,984	3.1%
5	Natural Gas †				247,077	0.4%
	Other Utility †				7,836	0.0%
					2,554,496	4.0%
Total Corporate Bonds (Cost $37,280,618)					37,002,989	58.7%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
Sovereign Bonds
	Petroleos Mexicanos	5.500%	1/21/21	150,285	159,188	0.3%
5	Province of Alberta	1.750%	8/26/20	149,451	146,233	0.2%
	Republic of Colombia	7.375%	3/18/19	180,854	190,799	0.3%
	Republic of Lithuania	7.375%	2/11/20	144,433	157,848	0.3%
5	Sovereign Bonds—Other †				4,750,672	7.5%
Total Sovereign Bonds (Cost $5,400,880)					5,404,740	8.6%
Taxable Municipal Bonds (Cost $126,992) †					127,334	0.2%
Tax-Exempt Municipal Bonds (Cost $10,000) †					10,000	0.0%
*Convertible Preferred Stocks (Cost $28,923) †					—	0.0%

				Shares
Temporary Cash Investments
Money Market Fund
10	Vanguard Market Liquidity Fund	1.545%		2,009,039	200,904	0.3%

				Face
				Amount
				($000)
Certificates of Deposit
	Cooperatieve Rabobank UA	1.980%	10/25/19	248,845	246,944	0.4%

Commercial Paper
11	Energy Transfer LP	2.637%	3/12/18	471,300	470,046	0.7%
[5,11] Ford Motor
	Credit Co. LLC	2.051%–2.061%	6/21/18–7/2/18	23,415	23,234	0.0%
11	KFW	2.103%	1/17/19	243,830	238,912	0.4%
[5,11] KFW		2.098%	1/18/19	146,280	143,321	0.2%
[5,11] KFW		2.103%	1/22/19	292,550	286,564	0.5%
5	JP Morgan Securities LLC	2.344%	1/28/19	216,030	210,988	0.3%
	Commercial Paper—Other †				984,168	1.6%
					2,357,233	3.7%
Total Temporary Cash Investments (Cost $2,807,173)					2,805,081	4.4%

				Notional
				Amount on
				Underlying
		Expiration	Exercise	Swap
	Counterparty	Date	Rate	($000)
Credit Default Swaptions Purchased
Call Swaptions
on CDX-NA-IG-
S29-V1 5-Year
Index (Cost $98)	JPMC	3/21/18	47.50%	163,700	162	0.0%
Total Investments (Cost $63,545,399)					63,135,736	100.1%

Short-Term Investment-Grade Fund

				Notional	Market Percentage
	Expiration		Exercise	Amount	Value •	of Net
	Date	Contracts	Price	($000)	($000)	Assets
Liability for Options Written
Written Options on Futures
Call Options on
10-Year U.S.
Treasury Note
Futures Contracts	2/23/18	431	USD 123.00	53,013	(34)	0.0%
Put Options on
10-Year U.S.
Treasury Note
Futures Contracts	2/23/18	4,316	USD 122.50	528,710	(4,653)	0.0%
Put Options on
10-Year U.S.
Treasury Note
Futures Contracts	2/23/18	431	USD 121.00	52,151	(128)	0.0%
Total Options on Futures Written (Premiums Received $1,226)					(4,815)	0.0%

				Notional
			Amount on
			Underlying
		Expiration	Exercise	Swap
Counterparty		Date	Rate	($000)
Written Swaptions on Credit Default Index
Call Swaptions on
CDX-NA-IG-S29-
V1 5-Year Index	BARC	2/21/18	47.50%	196,200	(132)	0.0%
Call Swaptions on
CDX-NA-IG-S29-V1
5-Year Index	CITNA	3/21/18	47.50%	130,800	(129)	0.0%
Call Swaptions on
CDX-NA-HY-S29-V1
5-Year Index	MSCS	3/21/18	107.50%	65,460	(514)	0.0%
Call Swaptions on
CDX-NA-HY-S29-V1
5-Year Index	JPMC	3/21/18	108.25%	65,485	(220)	0.0%
Put Swaptions on
CDX-NA-IG-S29-V1
5-Year Index	BARC	2/21/18	47.50%	196,200	(158)	0.0%
Put Swaptions on
CDX-NA-HY-S29-V1
5-Year Index	MSCS	3/21/18	107.50%	65,460	(381)	0.0%
Put Swaptions on
CDX-NA-IG-S29-V1
5-Year Index	CITNA	3/21/18	47.50%	130,800	(197)	0.0%
Total Credit Default Swaptions Written (Premiums Received $1,601)					(1,731)	0.0%
Total Liability for Options Written (Premiums Received $2,827)					(6,546)	0.0%

Short-Term Investment-Grade Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Other Liabilities
Other Assets
Investment in Vanguard	3,497
Receivables for Investment Securities Sold	362,789
Receivables for Accrued Income	382,257
Receivables for Capital Shares Issued	81,737
Variation Margin Receivable—Futures Contracts	2,178
Variation Margin Receivable—CC Swap Contracts	427
Unrealized Appreciation—Forward Currency Contracts	1,282
Unrealized Appreciation—OTC Swap Contracts	3,542
Other Assets	13,990
Total Other Assets	851,699	1.4%
Other Liabilities
Payables for Investment Securities Purchased	(689,863)
Payables for Capital Shares Redeemed	(130,606)
Payables for Distributions	(20,504)
Payables to Vanguard	(28,884)
Variation Margin Payable—Futures Contracts	(6,808)
Variation Margin Payable—CC Swap Contracts	(762)
Unrealized Depreciation—Forward Currency Contracts	(18,283)
Unrealized Depreciation—OTC Swap Contracts	(30,410)
Total Other Liabilities	(926,120)	(1.5%)
Net Assets	63,054,769	100.0%

At January 31, 2018, net assets consisted of:
		Amount
		($000)
Paid-in Capital		63,656,529
Overdistributed Net Investment Income		(7,466)
Accumulated Net Realized Losses		(131,594)
Unrealized Appreciation (Depreciation)
Investment Securities		(409,727)
Futures Contracts		(8,907)
Options[12]		(3,655)
Swap Contracts		(23,742)
Forward Currency Contracts		(17,001)
Foreign Currencies		332
Net Assets		63,054,769

Investor Shares—Net Assets
Applicable to 883,109,786 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		9,333,060
Net Asset Value Per Share—Investor Shares		$10.57

Short-Term Investment-Grade Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 3,988,882,262 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	42,156,074
Net Asset Value Per Share—Admiral Shares	$10.57

Institutional Shares—Net Assets
Applicable to 1,094,360,217 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,565,635
Net Asset Value Per Share—Institutional Shares	$10.57

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
* Certain of the fund’s securities are valued using significant unobservable inputs.
1 Securities with a value of $35,164,000 have been segregated as collateral for open forward currency contracts and over-the-
counter swap contracts.
2 Securities with a value of $19,863,000 have been segregated as initial margin for open futures contracts.
3 Securities with a value of $35,945,000 have been segregated as initial margin for open cleared swap contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2018, the aggregate value of these securities was $14,035,800,000, representing 22.3% of net assets.
6 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
7 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
8 Face amount denominated in euro.
9 Face amount denominated in Australian dollars.
10 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
11 Certain of the fund’s securities are exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At January 31,
2018, the aggregate value of these securities was $2,003,491,000, representing 3.2% of net assets.
12 Unrealized appreciation (depreciation) on options on futures contracts is required to be treated as realized gain (loss) for tax purposes. Unrealized appreciation (depreciation) on open credit default swaptions is generally treated the same for financial reporting and tax purposes.
BARC—Barclays Bank plc.
CC—centrally cleared.
CITNA—Citibank N.A.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.
OTC—over-the-counter.

Short-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2018	43,557	4,996,464	(25,225)
Short Futures Contracts
2-Year U.S. Treasury Note	March 2018	(7,971)	(1,699,691)	1,226
10-Year U.S. Treasury Note	March 2018	(8,341)	(1,014,083)	81
Ultra 10-Year U.S. Treasury Note	March 2018	(3,780)	(492,168)	6,863
Ultra Long U.S. Treasury Bond	March 2018	(911)	(147,525)	(125)
Euro-Bund	March 2018	(726)	(143,156)	3,309
AUD 3-Year Treasury Bond	March 2018	(1,098)	(98,200)	271
Euro-Bobl	March 2018	(575)	(93,128)	1,467
Euro-OAT	March 2018	(353)	(67,024)	1,027
30-Year U.S. Treasury Bond	March 2018	(360)	(53,212)	912
Long Gilt	March 2018	(242)	(41,968)	747
Euro-Buxl	March 2018	(65)	(13,053)	419
AUD 10-Year Treasury Bond	March 2018	(60)	(6,169)	118
Euro-Schatz	March 2018	(26)	(3,609)	3
				16,318
				(8,907)

Unrealized appreciation (depreciation) on open futures contracts, except for AUD 3-Year Treasury Bond and AUD 10-Year Treasury Bond futures contracts, is required to be treated as realized gain (loss) for tax purposes. Unrealized appreciation (depreciation) for AUD 3-Year Treasury Bond and AUD 10-Year Treasury Bond futures contracts are generally treated the same for financial reporting and tax purposes.

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
JPMorgan Chase Bank, N.A.	2/15/18	AUD	33,000	USD	26,026	564
JPMorgan Chase Bank, N.A.	2/15/18	GBP	14,750	USD	20,888	66
Toronto-Dominion Bank	2/15/18	AUD	25,200	USD	20,373	(68)
Toronto-Dominion Bank	2/15/18	AUD	13,800	USD	11,018	101
Toronto-Dominion Bank	2/15/18	GBP	5,600	USD	7,834	121
Bank of America, N.A.	2/16/18	EUR	5,800	USD	6,913	295
Goldman Sachs Bank AG	2/15/18	GBP	3,600	USD	5,002	112
JPMorgan Chase Bank, N.A.	2/15/18	EUR	3,400	USD	4,229	(4)

Short-Term Investment-Grade Fund

Forward Currency Contracts (continued)
						Unrealized
	Contract					Appreciation
	Settlement				Contract Amount (000)	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	2/15/18	AUD	4,100	USD	3,281	23
Goldman Sachs Bank AG	2/15/18	USD	299,516	EUR	248,100	(8,786)
Toronto-Dominion Bank	2/15/18	USD	191,526	AUD	243,000	(4,273)
Morgan Stanley Capital Services LLC	2/15/18	USD	87,297	GBP	64,400	(4,189)
Toronto-Dominion Bank	2/26/18	USD	19,641	EUR	16,500	(876)
JPMorgan Chase Bank, N.A.	2/15/18	USD	10,600	EUR	8,600	(87)
						(17,001)
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

Centrally Cleared Credit Default Swaps
			Periodic
			Premium		Unrealized
			Received		Appreciation
	Termination	Notional Amount	(Paid)[1]	Value	(Depreciation)
Reference Entity	Date	(000)	(%)	($000)	($000)
Credit Protection Sold
CDX-NA-HY-S29-V1	12/20/22	USD 276,874	5.000	23,167	(439)
CDX-NA-IG-S29-V1	12/20/22	USD 112,856	1.000	2,726	(44)
iTraxx Europe Crossover
Index-S28-V1	12/20/22	EUR 48,846	5.000	7,118	(140)
				33,011	(623)

Credit Protection Purchased
iTraxx Europe-S28-V1	12/20/22	EUR 65,383	(1.000)	(2,215)	15
				30,796	(608)
1 Periodic premium received/paid quarterly.
EUR—euro.
USD—U.S. dollar.

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway
Inc./Aa2	6/20/21	JPMC	10,030	1.000[2]	217	(32)	185
Berkshire Hathaway
Inc./Aa2	6/20/21	GSI	6,675	1.000[2]	145	(35)	110
Berkshire Hathaway
Inc. /Aa2	12/20/21	GSI	14,650	1.000 [2]	336	(92)	244
Berkshire Hathaway
Inc. /Aa2	6/20/22	BARC	32,955	1.000 [2]	791	(493)	298
Berkshire Hathaway
Inc./Aa2	12/20/22	BARC	16,580	1.000[2]	410	(276)	134
Comcast Corp. /A3	12/20/22	GSI	13,330	1.000 [2]	409	(382)	27
Federative Republic
of Brazil/Ba2	9/20/18	BNPSW	19,510	1.000[2]	72	(56)	16
General Electric Capital
Corp./A2	12/20/19	DBAG	29,290	1.000[2]	403	(236)	167
Hartford Financial
Services Group
Inc./Baa2	3/20/18	GSCM	9,750	1.000[2]	12	1	13
International Lease
Finance Corp. /Baa3	6/20/22	BARC	22,445	1.000 [2]	345	(9)	336
Metlife/A3	12/20/20	GSCM	14,025	1.000 [2]	288	—	288
Metlife/A3	12/20/21	BARC	6,575	1.000 [2]	148	(9)	139
People’s Republic
of China/A1	6/20/22	BNPSW	26,335	1.000[2]	550	(200)	350
People’s Republic
of China/A1	12/20/22	GSI	53,150	1.000[2]	1,088	(1,028)	60
Republic of Chile/Aa3	12/20/22	GSI	52,630	1.000[2]	1,355	(1,020)	335
Republic of Chile/Aa3	12/20/22	CITNA	14,900	1.000[2]	383	(274)	109
Republic of Indonesia/
Baa3	12/20/22	BNPSW	9,410	1.000[2]	74	11	85
Republic of Peru/A3	12/20/22	CITNA	8,000	1.000[2]	117	(77)	40
Simon Property Group
LP/A2	6/20/22	JPMC	10,060	1.000[2]	189	2	191
Simon Property Group
LP/A2	6/20/22	JPMC	6,705	1.000[2]	126	9	135
Southern Co. /Baa2	6/20/22	JPMC	131,955	1.000 [2]	2,090	(1,939)	151
Verizon
Communications
Inc./Baa1	12/20/22	GSI	33,580	1.000[2]	635	(568)	67
					10,183	(6,703)	3,480

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Purchased
Aetna Inc.	12/20/19	CSFBI	19,525	(1.000)[2]	(343)	247	(96)
Aetna Inc.	6/20/20	GSCM	19,530	(1.000)[2]	(417)	371	(46)
Altria Group	12/20/21	GSI	73,260	(1.000)[2]	(2,309)	1,713	(596)
Altria Group	12/20/21	GSI	14,650	(1.000)[2]	(462)	342	(120)
Altria Group	12/20/21	GSI	9,770	(1.000)[2]	(308)	228	(80)
American International
Group Inc.	6/20/20	BOANA	11,720	(1.000)[2]	(221)	105	(116)
American International
Group Inc.	6/20/20	BOANA	11,720	(1.000)[2]	(221)	105	(116)
American International
Group Inc.	12/20/20	GSCM	14,025	(1.000)[2]	(299)	185	(114)
American International
Group Inc.	12/20/20	GSCM	6,990	(1.000)[2]	(149)	(63)	(212)
Autozone Inc.	12/20/20	GSCM	9,760	(1.000)[2]	(234)	201	(33)
Banco Bilbao Vizcaya
Argentaria SA	6/20/21	BOANA	24,415	(1.000)[2]	(603)	(121)	(724)
Bank of America Corp.	3/20/20	GSCM	21,610	(1.000)[2]	(366)	148	(218)
Bank of China Ltd.	12/20/21	BNPSW	13,100	(1.000)[2]	(247)	(36)	(283)
Bank of China Ltd.	6/20/22	BNPSW	26,335	(1.000)[2]	(458)	4	(454)
Barclays Bank plc	6/20/22	CSFBI	33,540[1]	(1.000)[2]	(1,132)	643	(489)
Barclays Bank plc	6/20/22	BOANA	33,535[1]	(1.000)[2]	(1,132)	634	(498)
Barclays Bank plc	12/20/22	CITNA	13,350[1]	(1.000)[2]	251	(544)	(293)
CECONOMY AG	6/20/22	BARC	23,090[1]	(1.000)[2]	(300)	(58)	(358)
CECONOMY AG	6/20/22	BARC	16,520[1]	(1.000)[2]	(215)	(31)	(246)
CECONOMY AG	6/20/22	BARC	16,520[1]	(1.000)[2]	(215)	(42)	(257)
CECONOMY AG	6/20/22	BARC	9,900[1]	(1.000)[2]	(128)	(25)	(153)
CECONOMY AG	6/20/22	BARC	6,590[1]	(1.000)[2]	(86)	(13)	(99)
CECONOMY AG	6/20/22	BARC	6,590[1]	(1.000)[2]	(86)	(29)	(115)
CECONOMY AG	6/20/22	BARC	6,590[1]	(1.000)[2]	(86)	6	(80)
CMBX-NA-AAA-9	9/17/58	CSFBI	19,480	(0.500)[3]	(112)	(676)	(788)
CMBX-NA-AAA-9	9/17/58	MSCS	19,330	(0.500)[3]	(111)	(1,018)	(1,129)
CMBX-NA-AAA-9	9/17/58	JPM	19,300	(0.500)[3]	(111)	(956)	(1,067)
CMBX-NA-AAA-9	9/17/58	MSCS	19,280	(0.500)[3]	(111)	(798)	(909)
CMBX-NA-AAA-9	9/17/58	JPM	19,150	(0.500)[3]	(110)	(691)	(801)
CMBX-NA-AAA-9	9/17/58	GSI	3,910	(0.500)[3]	(22)	(159)	(181)
Commerzbank AG	6/20/21	BOANA	24,410	(1.000)[2]	(509)	(196)	(705)
CVS Health Corp.	12/20/20	BOANA	9,760	(1.000)[2]	(205)	196	(9)
CVS Health Corp.	12/20/20	BOANA	9,760	(1.000)[2]	(205)	198	(7)

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)	Value	(Paid) (Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Purchased
CVS Health Corp.	12/20/20	BOANA	4,880	(1.000)[2]	(102)	99	(3)
CVS Health Corp.	12/20/20	BOANA	4,880	(1.000)[2]	(102)	74	(28)
CVS Health Corp.	12/20/21	JPMC	29,300	(1.000)[2]	(684)	661	(23)
CVS Health Corp.	12/20/21	BARC	19,535	(1.000)[2]	(456)	506	50
CVS Health Corp.	12/20/21	BARC	6,620	(1.000)[2]	(155)	167	12
Deutsche Bank AG	12/20/22	JPMC	33,535	(1.000)[2]	(506)	158	(348)
Deutsche Bank AG	12/20/22	JPMC	20,120	(1.000)[2]	(303)	111	(192)
Deutsche Bank AG	12/20/22	JPMC	13,415	(1.000)[2]	(202)	64	(138)
Dominion Energy Inc.	12/20/20	JPMC	97,580	(1.000)[2]	(2,362)	2,005	(357)
Dominion Energy Inc.	12/20/20	JPMC	97,580	(1.000)[2]	(2,362)	1,921	(441)
Dominion Energy Inc.	6/20/22	JPMC	16,495	(1.000)[2]	(499)	496	(3)
EI du Pont de
Nemours & Co.	12/20/20	JPMC	25,215	(1.000)[2]	(646)	356	(290)
Enel Investment
Holding BV	6/20/22	BNPSW	33,535[1]	(1.000)[2]	(1,047)	589	(458)
Engie SA	12/20/21	BNPSW	16,540[1]	(1.000)[2]	(603)	221	(382)
Engie SA	6/20/22	JPMC	16,545[1]	(1.000)[2]	(622)	332	(290)
Exelon Corp.	6/20/22	JPMC	26,390	(1.000)[2]	(859)	762	(97)
Exelon Corp.	6/20/22	JPMC	16,495	(1.000)[2]	(537)	481	(56)
Federal Express Corp.	12/20/18	GSCM	21,640	(1.000)[2]	(189)	62	(127)
Federative Republic
of Brazil	12/20/22	BNPSW	74,572	(1.000)[2]	1,374	(3,393)	(2,019)
Federative Republic
of Brazil	12/20/22	GSI	18,330	(1.000)[2]	338	(834)	(496)
Federative Republic
of Brazil	12/20/22	CITNA	14,640	(1.000)[2]	270	(357)	(87)
Federative Republic
of Brazil	12/20/22	BARC	13,440	(1.000)[2]	248	(325)	(77)
Federative Republic
of Brazil	12/20/22	CITNA	8,626	(1.000)[2]	159	(286)	(127)
Federative Republic
of Brazil	12/20/25	BOANA	23,222	(1.000)[2]	1,513	(5,262)	(3,749)
Federative Republic
of Brazil	12/20/25	GSCM	10,925	(1.000)[2]	712	(2,309)	(1,597)
Lincoln National Corp.	6/20/21	BARC	3,340	(1.000)[2]	(81)	(62)	(143)
Lincoln National Corp.	6/20/21	BARC	3,335	(1.000)[2]	(80)	62	(18)
Lincoln National Corp.	12/20/21	BARC	6,575	(1.000)[2]	(163)	(12)	(175)
McDonald’s Corp.	6/20/22	GSI	26,675	(1.000)[2]	(957)	750	(207)
McKesson Corp.	3/20/19	JPMC	18,210	(1.000)[2]	(194)	150	(44)

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Purchased
McKesson Corp.	3/20/19	JPMC	18,210	(1.000)[2]	(194)	147	(47)
PPG Industries Inc.	3/20/18	GSCM	9,760	(1.000)[2]	(13)	8	(5)
Raytheon Co.	12/20/21	GSI	24,420	(1.000)[2]	(839)	698	(141)
Raytheon Co.	12/20/21	GSI	24,415	(1.000)[2]	(839)	692	(147)
Republic of Colombia	12/20/22	BOANA	9,500	(1.000)[2]	(51)	(62)	(113)
Republic of Korea	9/20/18	JPMC	7,800	(1.000)[2]	(40)	10	(30)
Republic of Philippines	12/20/22	BNPSW	42,450	(1.000)[2]	(811)	738	(73)
Republic of South
Africa	12/20/20	JPMC	18,950	(1.000)[2]	(125)	(880)	(1,005)
Republic of Turkey	6/20/18	BNPSW	23,410	(1.000)[2]	(61)	46	(15)
Republic of Turkey	3/20/19	BNPSW	19,520	(1.000)[2]	(101)	2	(99)
Republic of Turkey	3/20/19	BNPSW	19,515	(1.000)[2]	(101)	1	(100)
Republic of Turkey	12/20/19	GSCM	34,740	(1.000)[2]	(143)	(346)	(489)
Republic of Turkey	12/20/19	GSCM	34,100	(1.000)[2]	(140)	(340)	(480)
Republic of Turkey	6/20/20	BNPSW	48,800	(1.000)[2]	(131)	(274)	(405)
Republic of Turkey	6/20/20	BNPSW	24,385	(1.000)[2]	(65)	(190)	(255)
Republic of Turkey	6/20/20	BNPSW	19,510	(1.000)[2]	(52)	(64)	(116)
Republic of Turkey	6/20/20	GSCM	19,500	(1.000)[2]	(52)	(83)	(135)
Republic of Turkey	12/20/22	GSI	85,845	(1.000)[2]	2,381	(3,163)	(782)
Royal Bank of Scotland
plc	12/20/20	BNPSW	18,060	(1.000)[2]	(392)	89	(303)
Sempra Energy	6/20/22	JPMC	26,390	(1.000)[2]	(801)	739	(62)
Sempra Energy	6/20/22	JPMC	16,495	(1.000)[2]	(501)	474	(27)
Societe General SA	12/20/21	JPMC	9,765	(1.000)[2]	(297)	47	(250)
Standard Chartered
Bank	12/20/21	JPMC	16,475	(1.000)[2]	(450)	(29)	(479)
State of Qatar	6/20/22	CITNA	3,450	(1.000)[2]	(35)	(35)	(70)
State of Qatar	6/20/22	BOANA	1,500	(1.000)[2]	(15)	(16)	(31)
UniCredit SpA	6/20/22	JPMC	13,390	(1.000)[2]	163	(875)	(712)
United Mexican States	12/20/18	DBAG	4,900	(1.000)[2]	(32)	(6)	(38)
United Mexican States	12/20/22	BARC	24,400	(1.000)[2]	(48)	(110)	(158)

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid)	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Purchased
UnitedHealth Group
Inc.	12/20/19	CSFBI	19,525	(1.000)[2]	(350)	240	(110)
UnitedHealth Group
Inc.	6/20/20	CSFBI	19,530	(1.000)[2]	(429)	357	(72)
Walt Disney Co.	12/20/22	CITNA	13,330	(1.000)[2]	(446)	388	(58)
Wells Fargo & Co.	9/20/20	BOANA	25,940	(1.000)[2]	(522)	283	(239)
					(25,891)	(4,457)	(30,348)
							(26,868)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 Notional amount denominated in euro.
2 Periodic premium received/paid quarterly.
3 Periodic premium received/paid monthly.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citibank N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
JPM—JP Morgan Securities.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

At January 31, 2018, the counterparties had deposited in segregated accounts securities and cash with a value of $2,354,000 in connection with open forward currency contracts and open over-the-
counter swap contracts.

Short-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional	Received	Received		Appreciation
	Effective	Amount	(Paid)[2]	(Paid)	Value	(Depreciation)
Termination Date	Date	($000)	(%)	(%)	($000)	($000)
3/21/19	3/21/18[1]	28,220	1.500	(0.000)[3]	(190)	(61)
7/16/19	N/A	83,000	2.088	(1.720)[3]	(135)	(135)
11/21/19	N/A	130,000	1.891	(1.441)[3]	(906)	(907)
12/31/19	4/4/18[1]	935,871	2.075	(0.000)[3]	(4,679)	(4,688)
3/23/20	3/21/18[1]	61,104	1.750	(0.000)[3]	(776)	(153)
12/18/20	N/A	195,160	2.117	(1.600)[3]	(1,816)	(1,817)
12/18/20	N/A	97,570	2.110	(1.600)[3]	(927)	(928)
3/22/21	3/21/18[1]	6,778	(1.750)	0.000[3]	151	69
3/21/22	3/21/18[1]	155,394	(2.000)	0.000[3]	3,511	1,873
3/21/23	3/21/18[1]	64,000	2.000	(0.000)[3]	(1,930)	(651)
11/15/24	3/29/18[1]	265,053	(2.299)	0.000[3]	6,298	6,296
3/21/25	3/21/18[1]	157,946	(2.000)	0.000[3]	7,257	3,964
11/16/43	3/29/18[1]	80,076	(2.780)	0.000[3]	875	872
					6,733	3,734

1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Fixed interest payment received/paid semiannually.
3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/
paid quarterly.

Unrealized appreciation (depreciation) on open swap contracts is generally treated the same for financial reporting and tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2018
($000)
Investment Income
Income
Interest[1]	1,426,682
Total Income	1,426,682
Expenses
The Vanguard Group—Note B
Investment Advisory Services	8,276
Management and Administrative—Investor Shares	15,480
Management and Administrative—Admiral Shares	30,390
Management and Administrative—Institutional Shares	5,842
Marketing and Distribution—Investor Shares	1,594
Marketing and Distribution—Admiral Shares	3,297
Marketing and Distribution—Institutional Shares	310
Custodian Fees	831
Auditing Fees	54
Shareholders’ Reports and Proxy—Investor Shares	673
Shareholders’ Reports and Proxy—Admiral Shares	1,139
Shareholders’ Reports and Proxy—Institutional Shares	43
Trustees’ Fees and Expenses	47
Total Expenses	67,976
Net Investment Income	1,358,706
Realized Net Gain (Loss)
Investment Securities Sold[1]	126,648
Futures Contracts	(99,105)
Purchased Options	(2,245)
Written Options	16,389
Swap Contracts	(65,357)
Foreign Currencies and Forward Currency Contracts	(168,373)
Realized Net Gain (Loss)	(192,043)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(328,536)
Futures Contracts	(22,687)
Purchased Options	64
Written Options	(4,468)
Swap Contracts	(19,190)
Foreign Currencies and Forward Currency Contracts	3,876
Change in Unrealized Appreciation (Depreciation)	(370,941)
Net Increase (Decrease) in Net Assets Resulting from Operations	795,722

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $14,151,000, ($332,000), and ($42,000), respectively.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,358,706	1,169,869
Realized Net Gain (Loss)	(192,043)	158,157
Change in Unrealized Appreciation (Depreciation)	(370,941)	68,721
Net Increase (Decrease) in Net Assets Resulting from Operations	795,722	1,396,747
Distributions
Net Investment Income
Investor Shares	(192,944)	(186,207)
Admiral Shares	(865,663)	(734,897)
Institutional Shares	(241,237)	(201,852)
Realized Capital Gain[1]
Investor Shares	(2,084)	(9,485)
Admiral Shares	(8,541)	(37,804)
Institutional Shares	(2,200)	(10,085)
Total Distributions	(1,312,669)	(1,180,330)
Capital Share Transactions
Investor Shares	(152,433)	(330,393)
Admiral Shares	3,934,349	4,573,769
Institutional Shares	1,719,250	709,337
Net Increase (Decrease) from Capital Share Transactions	5,501,166	4,952,713
Total Increase (Decrease)	4,984,219	5,169,130
Net Assets
Beginning of Period	58,070,550	52,901,420
End of Period[2]	63,054,769	58,070,550

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $12,825,000 and $57,374,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($7,466,000) and $14,477,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.65	$10.60	$10.73	$10.74	$10.82
Investment Operations
Net Investment Income	. 224[1]	.213	.204	.200	.194
Net Realized and Unrealized Gain (Loss)
on Investments	(. 087)	. 053	(.123)	. 016	(. 039)
Total from Investment Operations	.137	.266	.081	.216	.155
Distributions
Dividends from Net Investment Income	(. 215)	(. 205)	(. 209)	(. 200)	(.194)
Distributions from Realized Capital Gains	(. 002)	(. 011)	(. 002)	(. 026)	(. 041)
Total Distributions	(. 217)	(. 216)	(. 211)	(. 226)	(. 235)
Net Asset Value, End of Period	$10.57	$10.65	$10.60	$10.73	$10.74
Total Return[2]	1.29%	2.52%	0.77%	2.03%	1.46%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,333	$9,558	$9,840	$10,943	$11,752
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.11%	2.00%	1.91%	1.86%	1.81%
Portfolio Turnover Rate	86%	68%	75%	79%	122%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.65	$10.60	$10.73	$10.74	$10.82
Investment Operations
Net Investment Income	. 236[1]	.224	.215	.211	.205
Net Realized and Unrealized Gain (Loss)
on Investments	(. 088)	. 053	(.123)	. 016	(. 039)
Total from Investment Operations	.148	.277	.092	.227	.166
Distributions
Dividends from Net Investment Income	(. 226)	(. 216)	(. 220)	(. 211)	(. 205)
Distributions from Realized Capital Gains	(. 002)	(. 011)	(. 002)	(. 026)	(. 041)
Total Distributions	(. 228)	(. 227)	(. 222)	(. 237)	(. 246)
Net Asset Value, End of Period	$10.57	$10.65	$10.60	$10.73	$10.74
Total Return[2]	1.39%	2.62%	0.87%	2.13%	1.56%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$42,156	$38,564	$33,857	$33,772	$29,632
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.21%	2.10%	2.01%	1.96%	1.91%
Portfolio Turnover Rate	86%	68%	75%	79%	122%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.65	$10.60	$10.73	$10.74	$10.82
Investment Operations
Net Investment Income	. 240[1]	.227	.218	.214	.208
Net Realized and Unrealized Gain (Loss)
on Investments	(. 089)	. 053	(.123)	. 016	(. 039)
Total from Investment Operations	.151	.280	.095	.230	.169
Distributions
Dividends from Net Investment Income	(. 229)	(. 219)	(. 223)	(. 214)	(. 208)
Distributions from Realized Capital Gains	(. 002)	(. 011)	(. 002)	(. 026)	(. 041)
Total Distributions	(. 231)	(. 230)	(. 225)	(. 240)	(. 249)
Net Asset Value, End of Period	$10.57	$10.65	$10.60	$10.73	$10.74
Total Return	1.42%	2.65%	0.90%	2.16%	1.59%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,566	$9,949	$9,205	$8,337	$6,802
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.24%	2.13%	2.04%	1.99%	1.94%
Portfolio Turnover Rate	86%	68%	75%	79%	122%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Short-Term Investment-Grade Fund

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2018, the fund’s average investments in long and short futures contracts represented 11% and 9% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated.

The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the

Short-Term Investment-Grade Fund

value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2018, the fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund invests in cross-currency swaps to hedge the currency risk associated with investing in foreign securities. Under the terms of the swaps, the parties exchange a series of payments calculated on the basis of a fixed rate applied to a notional amount, on specified dates and in a specified currency. Additionally, currency amounts are exchanged by the counterparties at the initiation of the contract, with an agreement to reverse the exchange of the currency amounts upon termination of the contract.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

Short-Term Investment-Grade Fund

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2018, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 4% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in cross currency swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the

Short-Term Investment-Grade Fund

option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2018, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes,

Short-Term Investment-Grade Fund

and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2018, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2018, the fund had contributed to Vanguard capital in the amount of $3,497,000, representing 0.01% of the fund’s net assets and 1.40% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Short-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,814,081	5,593
Asset-Backed/Commercial Mortgage-Backed Securities	—	13,715,026	250,730
Corporate Bonds	—	37,002,986	3
Sovereign Bonds	—	5,404,740	—
Taxable Municipal Bonds	—	127,334	—
Tax-Exempt Municipal Bonds	—	10,000	—
Convertible Preferred Stocks	—	—	—[2]
Temporary Cash Investments	200,904	2,604,177	—
Options Purchased	—	162	—
Liability for Options Written	(4,815)	(1,731)	—
Futures Contracts—Assets[1]	2,178	—	—
Futures Contracts—Liabilities[1]	(6,808)	—	—
Forward Currency Contracts—Assets	—	1,282	—
Forward Currency Contracts—Liabilities	—	(18,283)	—
Swap Contracts—Assets	427[1]	3,542	—
Swap Contracts—Liabilities	(762)[1]	(30,410)	—
Total	191,124	62,632,906	256,326
1 Represents variation margin on the last day of the reporting period.
2 Market value of convertible preferred stocks based on Level 3 inputs.

D. At January 31, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

Interest Rate		Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Options Purchased	—	—	162	162
Variation Margin Receivable—Futures Contracts	2,178	—	—	2,178
Variation Margin Receivable—CC Swap Contracts	396	—	31	427
Unrealized Appreciation—Forward Currency Contracts —		1,282	—	1,282
Unrealized Appreciation—OTC Swap Contracts	—	—	3,542	3,542
Total Assets	2,574	1,282	3,735	7,591

Liability for Options Written	(4,815)	—	(1,731)	(6,546)
Variation Margin Payable—Futures Contracts	(6,808)	—	—	(6,808)
Variation Margin Payable—CC Swap Contracts	(707)	—	(55)	(762)
Unrealized Depreciation—Forward Currency Contracts —		(18,283)	—	(18,283)
Unrealized Depreciation—OTC Swap Contracts	—	—	(30,410)	(30,410)
Total Liabilities	(12,330)	(18,283)	(32,196)	(62,809)

Short-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2018, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(99,105)	—	—	(99,105)
Options	11,923	—	2,221	14,144
Forward Currency Contracts	—	(207,846)	—	(207,846)
Swap Contracts	(6,186)	170	(59,341)	(65,357)
Realized Net Gain (Loss) on Derivatives	(93,368)	(207,676)	(57,120)	(358,164)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(22,687)	—	—	(22,687)
Options	(4,338)	—	(66)	(4,404)
Forward Currency Contracts	—	3,631	—	3,631
Swap Contracts	3,151	(13,318)	(9,023)	(19,190)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(23,874)	(9,687)	(9,089)	(42,650)

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended January 31, 2018, the fund realized net foreign currency losses of $63,013,000 (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

For tax purposes, at January 31, 2018, the fund had available capital losses totaling $144,197,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2018, the cost of investment securities for tax purposes was $63,545,914,000. Net unrealized depreciation of investment securities for tax purposes was $410,340,000, consisting of unrealized gains of $150,381,000 on securities that had risen in value since their purchase and $560,721,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2018, the fund purchased $35,879,536,000 of investment securities and sold $27,202,731,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $16,833,526,000 and $22,561,843,000, respectively.

Short-Term Investment-Grade Fund

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,473,482	231,951	2,327,470	217,570
Issued in Lieu of Cash Distributions	178,077	16,694	177,491	16,580
Redeemed	(2,803,992)	(262,856)	(2,835,354)	(264,975)
Net Increase (Decrease)—Investor Shares	(152,433)	(14,211)	(330,393)	(30,825)
Admiral Shares
Issued	13,625,496	1,277,349	13,190,965	1,232,695
Issued in Lieu of Cash Distributions	698,665	65,499	612,534	57,219
Redeemed	(10,389,812)	(974,349)	(9,229,730)	(863,111)
Net Increase (Decrease)—Admiral Shares	3,934,349	368,499	4,573,769	426,803
Institutional Shares
Issued	5,379,998	503,938	3,243,350	303,006
Issued in Lieu of Cash Distributions	212,402	19,913	183,219	17,115
Redeemed	(3,873,150)	(363,474)	(2,717,232)	(254,402)
Net Increase (Decrease)—Institutional Shares	1,719,250	160,377	709,337	65,719

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2018, that would require recognition or disclosure in these financial statements.

Intermediate-Term Investment-Grade Fund

Fund Profile
As of January 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFICX	VFIDX
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	2.89%	2.99%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		5–10 Year	Barclays
		Credit	Aggregate
	Fund	Index	Bond Index
Number of Bonds	2,054	1,869	9,734
Yield to Maturity
(before expenses)	3.3%	3.5%	3.0%
Average Coupon	2.7%	3.7%	3.1%
Average Duration	5.5 years	6.4 years	6.1 years
Average Effective
Maturity	5.9 years	7.4 years	8.3 years
Short-Term
Reserves	0.5%	—	—

Sector Diversification (% of portfolio)
Asset-Backed	11.6%
Commercial Mortgage-Backed	7.1
Finance	33.0
Foreign	7.0
Government Mortgage-Backed	0.6
Industrial	33.2
Treasury/Agency	3.8
Utilities	3.6
Other	0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg	Bloomberg
	Barclays	Barclays US
	5–10 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.97	0.92
Beta	0.83	1.06

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	3.8%
1 - 3 Years	13.8
3 - 5 Years	23.7
5 - 7 Years	26.0
7 - 10 Years	29.1
10 - 20 Years	2.8
20 - 30 Years	0.8

Distribution by Credit Quality (% of portfolio)
U.S. Government	3.9%
Aaa	18.1
Aa	12.0
A	42.0
Baa	21.8
Ba	1.4
B	0.3
Not Rated	0.5

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or
Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.
For more information about these ratings, see the Glossary entry for
Credit Quality.

1 The expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

Intermediate-Term Investment-Grade Fund

Investment Focus

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2008, Through January 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Intermediate-Term Investment-Grade
Fund Investor Shares	2.47%	2.62%	4.76%	$15,915
Bloomberg Barclays U.S. 5–10 Year
Credit Bond Index	3.87	3.21	5.60	17,249
Spliced Core Bond Funds Average	2.25	1.85	3.47	14,064
Bloomberg Barclays U.S. Aggregate
Bond Index	2.15	2.01	3.71	14,398

For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Intermediate-Term Investment-Grade Fund
Admiral Shares	2.58%	2.72%	4.87%	$80,411
Bloomberg Barclays U.S. 5–10 Year Credit
Bond Index	3.87	3.21	5.60	86,247
Bloomberg Barclays U.S. Aggregate Bond
Index	2.15	2.01	3.71	71,990

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 2008, Through January 31, 2018
				Bloomberg
				Barclays
				5–10 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	4.98%	-12.54%	-7.56%	-5.91%
2010	6.06	14.05	20.11	20.79
2011	4.98	3.66	8.64	9.09
2012	4.56	4.62	9.18	10.37
2013	3.64	2.56	6.20	7.63
2014	3.16	-2.31	0.85	0.53
2015	3.25	3.46	6.71	8.52
2016	2.98	-2.95	0.03	-1.39
2017	2.82	0.34	3.16	4.80
2018	2.82	-0.35	2.47	3.87

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	11/1/1993	4.15%	2.76%	4.58%	1.14%	5.72%
Admiral Shares	2/12/2001	4.26	2.86	4.40	1.14	5.54

Intermediate-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
U. S. Government and Agency Obligations
U. S. Government Securities
[1,2]	United States Treasury Note/Bond	1.500%	3/31/23	300,000	284,859	1.0%
2	United States Treasury Note/Bond	1.500%	2/28/23	200,000	190,124	0.6%
[1,2]	United States Treasury Note/Bond	1.750%	5/15/23	170,000	163,227	0.5%
3	United States Treasury Note/Bond	1.625%	2/15/26	161,000	148,473	0.5%
	United States Treasury Note/Bond	2.000%	8/15/25	79,900	76,154	0.3%
2	United States Treasury
	Note/Bond	0.875%–2.250%	5/15/19–11/15/27	139,015	134,557	0.5%
					997,394	3.4%

*Nonconventional Mortgage-Backed Securities †					162,732	0.5%
Total U.S. Government and Agency Obligations (Cost $1,212,797)					1,160,126	3.9%
Asset-Backed/Commercial Mortgage-Backed Securities
4	AmeriCredit Automobile
	Receivables Trust 2013-3	3.000%	7/8/19	2,149	2,149	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2013-4	3.310%	10/8/19	2,084	2,087	0.0%
4	AmeriCredit Automobile Receivables
	Trust 2013-5	2.290%–2.860%	11/8/19–12/9/19	2,010	2,015	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2014-1	2.150%	3/9/20	667	668	0.0%
4	AmeriCredit Automobile
	Receivables Trust 2014-2	2.180%	6/8/20	468	468	0.0%
4	AmeriCredit Automobile Receivables
	Trust 2015-3	1.540%–3.340%	3/9/20–8/8/21	13,466	13,519	0.1%
4	AmeriCredit Automobile Receivables
	Trust 2016-1	1.810%–3.590%	10/8/20–2/8/22	12,312	12,386	0.1%
4	AmeriCredit Automobile Receivables
	Trust 2016-2	1.600%–3.650%	11/9/20–5/9/22	13,740	13,772	0.1%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
4	AmeriCredit Automobile Receivables
	Trust 2016-3	2.710%	9/8/22	3,390	3,359	0.0%
4	AmeriCredit Automobile Receivables
	Trust 2016-4	2.410%	7/8/22	7,205	7,116	0.0%
4	AmeriCredit Automobile Receivables
	Trust 2017-3	1.690%	12/18/20	61,410	61,257	0.2%
4	Banc of America Commercial Mortgage
	Trust 2015-UBS7	3.429%–4.366%	9/15/48	5,516	5,621	0.0%
4	Banc of America Commercial Mortgage
	Trust 2017-BNK3	3.574%	2/15/50	1,520	1,545	0.0%
[4,5]	Chrysler Capital Auto Receivables
	Trust 2014-AA	2.280%	11/15/19	2,150	2,152	0.0%
[4,5]	Chrysler Capital Auto Receivables
	Trust 2014-BA	3.440%	8/16/21	290	293	0.0%
[4,5]	Chrysler Capital Auto Receivables
	Trust 2015-BA	2.260%–4.170%	10/15/20–1/16/23	19,000	19,130	0.1%
[4,5]	Chrysler Capital Auto Receivables
	Trust 2016-AA	2.880%–4.220%	2/15/22–2/15/23	10,900	11,059	0.0%
[4,5]	Chrysler Capital Auto Receivables
	Trust 2016-BA	1.640%–1.870%	7/15/21–2/15/22	10,060	9,943	0.0%
[4,5]	Drive Auto Receivables
	Trust 2015-AA	3.060%–4.120%	5/17/21–7/15/22	3,264	3,299	0.0%
[4,5]	Drive Auto Receivables
	Trust 2015-BA	2.760%–3.840%	7/15/21	5,627	5,679	0.0%
[4,5]	Drive Auto Receivables
	Trust 2015-CA	3.010%–4.200%	5/17/21–9/15/21	8,560	8,662	0.0%
[4,5]	Drive Auto Receivables
	Trust 2015-DA	3.380%–4.590%	11/15/21–1/17/23	15,257	15,532	0.1%
[4,5]	Drive Auto Receivables
	Trust 2016-AA	3.910%	5/17/21	3,696	3,725	0.0%
[4,5]	Drive Auto Receivables
	Trust 2016-BA	2.560%–4.530%	6/15/20–8/15/23	20,966	21,310	0.1%
[4,5]	Drive Auto Receivables
	Trust 2016-C	1.670%–4.180%	11/15/19–3/15/24	21,177	21,407	0.1%
4	Drive Auto Receivables
	Trust 2017-1	1.860%–3.840%	3/16/20–3/15/23	12,850	12,870	0.1%
4	Drive Auto Receivables
	Trust 2017-3	1.650%–2.800%	8/15/19–7/15/22	38,820	38,800	0.1%
4	Ford Credit Auto Lease
	Trust 2015-B	1.920%	3/15/19	5,560	5,560	0.0%
4	Ford Credit Auto Lease
	Trust 2016-A	1.850%	7/15/19	17,030	17,029	0.1%
4	Ford Credit Auto Lease
	Trust 2017-B	2.030%–2.170%	12/15/20–2/15/21	21,590	21,452	0.1%
[4,5]	Ford Credit Auto Owner
	Trust 2014-REV1	2.260%–2.410%	11/15/25	20,358	20,351	0.1%
[4,5]	Ford Credit Auto Owner
	Trust 2014-REV2	2.310%–2.510%	4/15/26	12,460	12,445	0.1%
4	Ford Credit Auto Owner
	Trust 2015-C	2.010%–2.260%	3/15/21–3/15/22	6,755	6,729	0.0%
[4,5]	Ford Credit Auto Owner
	Trust 2015-REV2	2.440%	1/15/27	26,000	25,925	0.1%
4	Ford Credit Auto Owner
	Trust 2016-B	1.850%	9/15/21	2,430	2,396	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
[4,5]	Ford Credit Auto Owner
	Trust 2016-REV1	2.310%	8/15/27	13,820	13,672	0.1%
[4,5]	Ford Credit Auto Owner
	Trust 2016-REV2	2.030%	12/15/27	20,230	19,779	0.1%
[4,5]	Ford Credit Auto Owner
	Trust 2017-1	2.620%	8/15/28	24,010	23,797	0.1%
[4,5]	Ford Credit Auto Owner
	Trust 2017-2	2.360%–2.750%	3/15/29	41,600	40,615	0.1%
[4,5]	Ford Credit Auto Owner
	Trust 2018-REV1	3.190%–3.340%	7/15/31	29,200	29,072	0.1%
4	Ford Credit Floorplan Master Owner
	Trust A Series 2013-4	2.100%–2.790%	6/15/20	1,680	1,681	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2014-2	2.310%	2/15/21	900	900	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2015-5	2.390%	8/15/22	8,480	8,436	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2016-1	2.459%	2/15/21	9,790	9,868	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2016-4	2.089%	7/15/20	14,110	14,138	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2017-1	2.070%	5/15/22	56,020	55,458	0.2%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2017-2	2.160%	9/15/22	37,850	37,482	0.1%
[4,5]	GMF Floorplan Owner
	Revolving Trust 2015-1	1.650%–1.970%	5/15/20	15,770	15,761	0.1%
[4,5]	GMF Floorplan Owner
	Revolving Trust 2016-1	2.409%–2.850%	5/17/21	29,190	29,255	0.1%
[4,5]	GMF Floorplan Owner
	Revolving Trust 2017-1	2.129%	1/18/22	230	231	0.0%
[4,5]	GMF Floorplan Owner
	Revolving Trust 2017-2	2.130%–2.630%	7/15/22	62,850	62,104	0.2%
[4,5]	Golden Credit Card
	Trust 2018-1A	2.620%	1/15/23	58,610	58,551	0.2%
[4,5]	GS Mortgage Securities
	Corporation II 2012-BWTR	2.954%	11/5/34	7,625	7,470	0.0%
4	GS Mortgage Securities
	Corporation II 2015-GC30	3.382%	5/10/50	4,788	4,819	0.0%
[4,5]	GS Mortgage Securities
	Corporation Trust 2012-ALOHA	3.551%	4/10/34	5,430	5,535	0.0%
[4,5]	GS Mortgage Securities
	Trust 2010-C2	5.183%	12/10/43	1,370	1,435	0.0%
[4,5]	GS Mortgage Securities
	Trust 2011-GC3	5.642%	3/10/44	2,650	2,803	0.0%
[4,5]	GS Mortgage Securities
	Trust 2012-GC6	4.948%	1/10/45	1,025	1,088	0.0%
4	GS Mortgage Securities
	Trust 2012-GCJ7	5.698%	5/10/45	2,140	2,245	0.0%
[4,5]	GS Mortgage Securities
	Trust 2013-GC13	4.057%–4.090%	7/10/46	1,395	1,387	0.0%
4	GS Mortgage Securities
	Trust 2013-GCJ12	3.135%–3.777%	6/10/46	5,678	5,679	0.0%
4	GS Mortgage Securities
	Trust 2013-GCJ14	2.995%–4.243%	8/10/46	8,452	8,693	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
4	GS Mortgage Securities
	Trust 2014-GC20	3.998%–4.258%	4/10/47	11,208	11,661	0.0%
4	GS Mortgage Securities
	Trust 2014-GC24	3.931%–4.529%	9/10/47	27,220	27,951	0.1%
4	GS Mortgage Securities
	Trust 2014-GC26	3.629%	11/10/47	17,870	18,283	0.1%
4	GS Mortgage Securities
	Trust 2015-GC28	3.136%	2/10/48	9,200	9,098	0.0%
4	GS Mortgage Securities
	Trust 2015-GC32	3.764%	7/10/48	14,490	14,963	0.1%
4	GS Mortgage Securities
	Trust 2015-GC34	3.506%–4.654%	10/10/48	10,280	10,373	0.0%
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	5,759	5,912	0.0%
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2010-C2	3.616%–5.662%	11/15/43	6,404	6,632	0.0%
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2011-C3	4.388%–4.717%	2/15/46	8,991	9,315	0.0%
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2011-C5	5.408%	8/15/46	4,000	4,275	0.0%
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2011-RR1	4.717%	3/16/46	920	956	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	3,921	4,001	0.0%
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2012-C8	2.829%–3.424%	10/15/45	27,359	27,402	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2012-CIBX	4.271%	6/15/45	1,350	1,403	0.0%
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	6,045	6,073	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	4,670	4,637	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2013-C13	3.994%–4.052%	1/15/46	2,873	2,907	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2013-C16	3.674%–4.975%	12/15/46	34,771	36,579	0.1%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	10,979	10,937	0.0%
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2016-JP4	3.648%	12/15/49	9,670	9,884	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
4	JP Morgan Chase Commercial
	Mortgage Securities
	Trust 2017-JP6	3.490%	7/15/50	4,100	4,141	0.0%
4	JPMCC Commercial Mortgage
	Securities Trust 2017-JP5	3.723%	3/15/50	11,590	11,914	0.1%
4	JPMCC Commercial Mortgage
	Securities Trust 2017-JP7	3.454%	9/15/50	8,770	8,823	0.0%
4	Morgan Stanley Capital I
	Trust 2012-C4	3.244%–3.773%	3/15/45	4,700	4,736	0.0%
[4,5]	Morgan Stanley Capital I
	Trust 2012-STAR	3.201%	8/5/34	6,407	6,284	0.0%
[4,5]	Morgan Stanley Capital I
	Trust 2014-150E	3.912%	9/9/32	6,370	6,556	0.0%
[4,5]	Morgan Stanley Capital I
	Trust 2014-CPT	3.350%	7/13/29	2,795	2,823	0.0%
[4,5]	Morgan Stanley Capital I
	Trust 2015-420	3.727%	10/11/50	4,430	4,461	0.0%
4	Morgan Stanley Capital I
	Trust 2015-UBS8	3.809%–4.589%	12/15/48	13,274	13,647	0.1%
4	Morgan Stanley Capital I
	Trust 2016-UB11	2.782%	8/15/49	21,780	20,867	0.1%
4	Morgan Stanley Capital I
	Trust 2016-UBS9	3.594%	3/15/49	7,410	7,543	0.0%
4	Morgan Stanley Capital I
	Trust 2017-HR2	3.509%–3.587%	12/15/50	14,420	14,554	0.1%
4	Santander Drive Auto Receivables
	Trust 2015-3	3.490%	5/17/21	5,160	5,228	0.0%
4	Santander Drive Auto Receivables
	Trust 2015-4	2.260%–2.970%	6/15/20–3/15/21	13,044	13,097	0.1%
4	Santander Drive Auto Receivables
	Trust 2016-1	2.470%	12/15/20	9,610	9,624	0.0%
4	Santander Drive Auto Receivables
	Trust 2016-2	2.080%–3.390%	2/16/21–4/15/22	5,500	5,511	0.0%
4	Santander Drive Auto Receivables
	Trust 2016-3	1.890%–2.460%	6/15/21–3/15/22	17,390	17,331	0.1%
4	Santander Drive Auto Receivables
	Trust 2017-3	1.870%–2.760%	6/15/21–12/15/22	11,970	11,899	0.0%
4	Santander Drive Auto Receivables
	Trust 2018-1	2.100%–3.320%	11/16/20–3/15/24	46,350	46,290	0.2%
4	Wells Fargo Dealer
	Floorplan Master Note
	Trust Series 2015-2	2.211%	1/20/22	19,025	19,148	0.1%
*,5	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				4,230,907	14.4%
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $5,610,008)					5,562,290	18.9%
Corporate Bonds
Finance
	Banking
	Australia & New Zealand
	Banking Group Ltd.	2.250%	11/9/20	64,060	63,273	0.2%
4	Bank of America Corp.	3.093%	10/1/25	72,895	71,469	0.2%
4	Bank of America Corp.	3.366%	1/23/26	64,555	64,447	0.2%
4	Bank of America Corp.	3.824%	1/20/28	59,340	60,168	0.2%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
[4,5]	Bank of America Corp.	2.328%–4.450%	7/21/21–12/20/28	165,646	166,838	0.6%
5	Bank of Tokyo-Mitsubishi
	UFJ Ltd.	2.300%–2.750%	3/5/20–9/14/20	42,541	42,261	0.1%
	Cooperatieve Rabobank UA	4.625%	12/1/23	95,134	100,342	0.3%
	Cooperatieve Rabobank UA	4.375%	8/4/25	63,075	65,549	0.2%
	Goldman Sachs Group Inc.	3.750%	5/22/25	95,297	96,537	0.3%
4	Goldman Sachs Group Inc.	3.272%	9/29/25	82,815	80,947	0.3%
4	Goldman Sachs Group
	Inc.	2.300%–5.750%	12/13/19–10/31/38	435,789	438,973	1.5%
	HSBC Bank USA NA	4.875%	8/24/20	24,478	25,710	0.1%
4	HSBC Holdings plc	4.041%	3/13/28	100,399	102,602	0.4%
4	HSBC Holdings plc	3.262%	3/13/23	84,375	84,372	0.3%
4	HSBC Holdings plc	2.650%–6.000%	3/8/21–11/22/65	194,960	197,529	0.7%
	JPMorgan Chase & Co.	2.550%	10/29/20	61,384	61,191	0.2%
4	JPMorgan Chase & Co.	2.295%–4.500%	3/1/21–7/24/38	364,313	363,943	1.2%
	Mitsubishi UFJ Financial
	Group Inc.	2.950%	3/1/21	103,235	103,139	0.4%
	Mitsubishi UFJ Financial
	Group Inc.	2.190%–3.850%	9/13/21–7/25/27	181,905	177,894	0.6%
5	Mitsubishi UFJ Trust
	& Banking Corp.	2.450%–2.650%	10/16/19–10/19/20	47,640	47,415	0.2%
4	Morgan Stanley	2.500%–7.300%	5/13/19–7/22/38	479,124	487,290	1.7%
	MUFG Americas
	Holdings Corp.	2.250%–3.500%	2/10/20–2/10/25	37,291	37,193	0.1%
	PNC Bank NA	3.250%	6/1/25	61,302	61,105	0.2%
	PNC Bank NA	2.150%–6.875%	4/1/18–10/25/27	158,790	157,502	0.5%
	PNC Financial Services
	Group Inc.	2.854%–3.900%	11/9/22–4/29/24	19,018	19,077	0.1%
	PNC Funding Corp.	4.375%–6.700%	6/10/19–8/11/20	56,243	58,957	0.2%
5	Santander Holdings
	USA Inc.	3.400%–4.400%	3/28/22–7/13/27	65,380	65,493	0.2%
	Santander UK plc	2.350%–4.000%	3/14/19–3/13/24	38,958	39,086	0.1%
	Synchrony Financial	3.950%	12/1/27	61,030	59,953	0.2%
[4,5]	UBS Group Funding
	Switzerland AG	2.859%	8/15/23	77,900	76,160	0.3%
[4,6]	Wells Fargo & Co.	2.100%–4.600%	7/22/20–5/22/28	329,192	324,028	1.1%
*,5	Banking—Other †				2,593,797	8.8%
	Brokerage
	Jefferies Group LLC / Jefferies
	Group Capital Finance Inc.	4.150%	1/23/30	67,540	65,858	0.2%
*,5	Brokerage—Other †				363,978	1.3%
	Finance Companies
	GE Capital International
	Funding Co. Unlimited Co.	3.373%	11/15/25	59,906	58,748	0.2%
	Finance Companies—Other †				55,161	0.2%
	Insurance
	Berkshire Hathaway Finance Corp. 4.250%		1/15/21	2,000	2,095	0.0%
	Berkshire Hathaway Inc.	2.750%	3/15/23	99,963	99,414	0.3%
	Berkshire Hathaway Inc.	3.125%	3/15/26	48,768	48,027	0.2%
5	Insurance—Other †				1,247,947	4.2%
5	Other Finance †				44,194	0.2%
	Real Estate Investment Trusts
	Physicians Realty LP	3.950%	1/15/28	68,325	66,236	0.2%
5	Real Estate Investment Trusts—Other †				1,030,668	3.5%
					9,476,566	32.2%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Industrial
5 Basic Industry †				153,331	0.5%
Capital Goods
Precision Castparts Corp.	3.250%	6/15/25	32,595	32,739	0.1%
5 Capital Goods—Other †				879,631	3.0%
Communication
Charter Communications Operating
LLC / Charter Communications
Operating Capital	4.464%	7/23/22	114,797	118,403	0.4%
Comcast Cable Communications
Holdings Inc.	9.455%	11/15/22	9,966	12,799	0.0%
Comcast Corp.	3.375%	8/15/25	67,163	67,675	0.2%
Comcast Corp.	2.350%–3.600%	7/15/22–2/15/28	175,433	172,115	0.6%
Crown Castle International Corp.	4.450%	2/15/26	58,709	60,550	0.2%
NBCUniversal
Media LLC	2.875%–4.375%	4/1/21–1/15/23	59,067	59,546	0.2%
Verizon Communications Inc.	3.125%	3/16/22	87,750	87,881	0.3%
Communication—Other †				644,748	2.2%
Consumer Cyclical
Ford Motor Co.	4.346%	12/8/26	14,300	14,442	0.0%
6 Ford Motor Credit
Co. LLC	3.219%–4.389%	6/2/20–1/8/26	62,359	59,758	0.2%
General Motors Co.	4.200%–4.875%	10/2/23–10/1/27	15,720	16,169	0.1%
General Motors
Financial Co. Inc.	3.450%–5.250%	9/25/21–1/5/28	108,749	110,649	0.4%
Visa Inc.	3.150%	12/14/25	118,722	118,558	0.4%
Walmart Inc.	2.550%	4/11/23	77,171	76,223	0.3%
5 Consumer Cyclical—Other †				694,801	2.3%
Consumer Noncyclical
Anheuser-Busch Cos. LLC	5.000%	3/1/19	3,145	3,228	0.0%
Anheuser-Busch InBev Finance
Inc.	3.650%	2/1/26	140,090	141,642	0.5%
Anheuser-Busch InBev Finance
Inc.	3.300%	2/1/23	95,460	96,225	0.3%
Anheuser-Busch InBev
Finance Inc.	2.625%–3.700%	2/1/21–2/1/24	49,210	49,180	0.2%
7 Anheuser-Busch InBev SA/NV	3.250%	1/24/33	600	867	0.0%
Anheuser-Busch InBev
Worldwide Inc.	2.500%–6.875%	11/15/19–7/15/22	47,391	48,647	0.2%
Gilead Sciences Inc.	3.700%	4/1/24	139,860	144,011	0.5%
Gilead Sciences Inc.	3.500%	2/1/25	82,807	84,042	0.3%
Medtronic Inc.	3.500%	3/15/25	85,100	86,657	0.3%
5 Consumer Noncyclical—Other †				1,251,810	4.2%
Energy
BP Capital Markets plc	2.500%–4.750%	3/10/19–9/19/27	362,956	368,085	1.3%
Shell International Finance BV	3.250%	5/11/25	68,378	68,729	0.2%
5 Energy—Other †				1,299,667	4.4%
5 Other Industrial †				32,551	0.1%
Technology
Apple Inc.	2.400%	5/3/23	82,625	80,405	0.3%
Apple Inc.	3.450%	5/6/24	64,000	65,389	0.2%
Apple Inc.	2.150%–3.350%	5/6/21–11/13/27	503,002	494,419	1.7%
Microsoft Corp.	3.300%	2/6/27	73,030	73,654	0.2%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Microsoft Corp.	2.000%–3.625%	2/12/22–8/8/26	245,080	240,138	0.8%
QUALCOMM Inc.	2.900%	5/20/24	76,995	73,913	0.3%
5 Technology—Other †				939,597	3.2%
Transportation
Burlington Northern
Santa Fe LLC	3.000%–7.000%	6/1/21–6/15/27	104,721	110,719	0.4%
5 Transportation—Other †				544,500	1.8%
				9,678,093	32.8%
Utilities
Electric
5 Berkshire Hathaway
Energy Co.	2.800%–3.750%	1/15/23–4/15/28	71,844	72,825	0.3%
MidAmerican Energy Co.	3.700%	9/15/23	5,500	5,636	0.0%
PacifiCorp	3.350%–3.600%	4/1/24–7/1/25	26,720	27,292	0.1%
5 Electric—Other †				897,885	3.0%
5 Natural Gas †				63,681	0.2%
				1,067,319	3.6%
Total Corporate Bonds (Cost $20,308,039)				20,221,978	68.6%
Sovereign Bonds
Emirate of Abu Dhabi	3.125%	10/11/27	84,000	80,555	0.3%
Kingdom of Saudi Arabia	2.375%	10/26/21	97,077	94,139	0.3%
Petroleos Mexicanos	5.500%	1/21/21	160,211	169,702	0.6%
7 Portugal Obrigacoes do
Tesouro OT	4.125%	4/14/27	40,600	60,428	0.2%
Republic of Colombia	10.375%	1/28/33	39,392	62,557	0.2%
Republic of Hungary	6.250%	1/29/20	69,735	74,446	0.2%
Republic of Indonesia	3.750%	4/25/22	75,108	76,798	0.3%
5 Sovereign Bonds—Other †				1,549,899	5.3%
Total Sovereign Bonds (Cost $2,162,211)				2,168,524	7.4%
Taxable Municipal Bonds (Cost $40,054) †				40,466	0.1%
Convertible Preferred Stocks (Cost $17,555) †				9,597	0.0%

			Shares
Temporary Cash Investments
Money Market Fund
8 Vanguard Market Liquidity Fund 1.545%			635,242	63,525	0.2%

			Face
			Amount
			($000)
Commercial Paper
JP Morgan Securities LLC	2.344%	1/28/19	99,610	97,285	0.4%
Total Temporary Cash Investments (Cost $160,846)				160,810	0.6%

Intermediate-Term Investment-Grade Fund

				Notional
				Amount on
				Underlying	Market	Percentage
		Expiration	Exercise	Swap	Value•	of Net
Counterparty		Date	Rate	($000)	($000)	Assets
Credit Default Swaptions Purchased
Call Swaptions on
CDX-NA_IG-S29-V1
5-Year Index
(Cost $46)	JPMC	3/21/18	47.50%	75,840	75	0.0%
Total Investments (Cost $29,511,556)					29,323,866	99.5%

				Notional
Expiration			Exercise	Amount
	Date	Contracts	Price	($000)
Liability for Options Written
Written Options on Futures
Call Options on 10-Year
U.S. Treasury Note
Futures Contracts	2/23/18	201	USD 123.00	24,723	(16)	0.0%
Put Options on 10-Year
U.S. Treasury Note
Futures Contracts	2/23/18	2,000	USD 122.50	245,000	(2,156)	0.0%
Put Options on 10-Year
U.S. Treasury Note
Futures Contracts	2/23/18	201	USD 121.00	24,321	(60)	0.0%
Total Options on Futures Written (Premiums Received $569)					(2,232)	0.0%

				Notional
				Amount on
				Underlying
		Expiration	Exercise	Swap
Counterparty		Date	Rate	($000)
Written Swaptions on Credit Default Index
Call Swaptions on
CDX-NA-IG-S29-V1
5-Year Index	BARC	2/21/18	47.50%	91,180	(61)	0.0%
Call Swaptions on
CDX-NA-IG-S29-V1
5-Year Index	CITNA	3/21/18	47.50%	60,785	(60)	0.0%
Call Swaptions on
CDX-NA-HY-S29-V1
5-Year Index	MSCS	3/21/18	107.50%	30,360	(238)	0.0%
Call Swaptions on
CDX-NA-HY-S29-V1
5-Year Index	JPMC	3/21/18	108.25%	30,335	(102)	0.0%
Put Swaptions on
CDX-NA-IG-S29-V1
5-Year Index	BARC	2/21/18	47.50%	91,180	(73)	0.0%

Intermediate-Term Investment-Grade Fund

				Notional
				Amount on
				Underlying	Market	Percentage
	Expiration		Exercise	Swap	Value•	of Net
	Counterparty	Date	Rate	($000)	($000)	Assets
Put Swaptions on
CDX-NA-IG-S29-V1
5-Year Index	CITNA	3/21/18	47.50%	60,785	(92)	0.0%
Put Swaptions on
CDX-NA-HY-S29-V1
5-Year Index	MSCS	3/21/18	107.50%	30,360	(177)	0.0%
Total Credit Default Swaptions Written (Premiums Received $744)					(803)	0.0%
Total Liability on Options Written (Premiums Received $1,313)					(3,035)	0.0%

					Amount
					($000)
Other Assets and Other Liabilities
Other Assets
Investment in Vanguard					1,619
Receivables for Investment Securities Sold					222,090
Receivables for Accrued Income					228,414
Receivables for Capital Shares Issued					72,579
Variation Margin Receivable—Futures Contracts					1,678
Variation Margin Receivable—CC Swap Contracts					206
Unrealized Appreciation—Forward Currency Contracts					914
Unrealized Appreciation—OTC Swap Contracts					3,500
Other Assets					22,331
Total Other Assets					553,331	1.9%
Other Liabilities
Payables for Investment Securities Purchased					(304,103)
Payables for Capital Shares Redeemed					(36,397)
Payables for Distributions					(10,346)
Payables to Vanguard					(17,420)
Variation Margin Payable—Futures Contracts					(5,901)
Variation Margin Payable—CC Swap Contracts					(264)
Unrealized Depreciation—Forward Currency Contracts					(13,936)
Unrealized Depreciation—OTC Swap Contracts					(13,090)
Other Liabilities					(106)
Total Other Liabilities					(401,563)	(1.4%)
Net Assets					29,472,599	100.0%

Intermediate-Term Investment-Grade Fund

At January 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	29,796,336
Overdistributed Net Investment Income	(8,053)
Accumulated Net Realized Losses	(52,886)
Unrealized Appreciation (Depreciation)
Investment Securities	(187,719)
Futures Contracts	(54,177)
Options [9]	(1,693)
Swap Contracts	(6,464)
Forward Currency Contracts	(13,022)
Foreign Currencies	277
Net Assets	29,472,599

Investor Shares—Net Assets
Applicable to 257,268,490 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,472,226
Net Asset Value Per Share—Investor Shares	$9.61

Admiral Shares—Net Assets
Applicable to 2,809,753,314 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	27,000,373
Net Asset Value Per Share—Admiral Shares	$9.61

• See Note A in Notes to Financial Statements.
* Certain of the fund’s securities are valued using significant unobservable inputs.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $12,133,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $18,431,000 have been segregated as collateral for open forward currency contracts and over-the-
counter swap contracts.
3 Securities with a value of $40,200,000 have been segregated as initial margin for open futures contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2018, the aggregate value of these securities was $5,075,541,000, representing 17.2% of net assets.
6 Face amount denominated in Australian dollars.
7 Face amount denominated in euro.
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
9 Unrealized appreciation (depreciation) on options on futures contracts is required to be treated as realized gain (loss) for tax purposes. Unrealized appreciation (depreciation) on open credit default swaptions is generally treated the same for financial reporting and tax purposes.

BARC—Barclays Bank plc.
CC—centrally cleared.
CITNA—Citibank N.A.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.
OTC—over-the-counter.

Intermediate-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	March 2018	21,760	2,645,540	(55,747)
5-Year U.S. Treasury Note	March 2018	13,935	1,598,497	(12,059)
Ultra 10-Year U.S. Treasury Note	March 2018	7,695	1,001,913	(6,893)
AUD 10-Year Treasury Bond	March 2018	116	11,926	(202)
Euro-Schatz	March 2018	27	3,748	(5)
				(74,906)

Short Futures Contracts
2-Year U.S. Treasury Note	March 2018	(9,509)	(2,027,646)	9,122
Ultra Long U.S. Treasury Bond	March 2018	(1,203)	(194,811)	2,116
30-Year U.S. Treasury Bond	March 2018	(1,197)	(176,932)	4,625
AUD 3-Year Treasury Bond	March 2018	(1,139)	(101,867)	281
Euro-Bund	March 2018	(473)	(93,268)	1,874
Euro-Buxl	March 2018	(214)	(42,973)	1,381
Euro-OAT	March 2018	(164)	(31,139)	477
Euro-Bobl	March 2018	(165)	(26,724)	420
Long Gilt	March 2018	(150)	(26,013)	433
				20,729
				(54,177)

Unrealized appreciation (depreciation) on open futures contracts, except for AUD 3-Year Treasury Bond and AUD 10-Year Treasury Bond, is required to be treated as realized gain (loss) for tax purposes. Unrealized appreciation (depreciation) for AUD 3-Year Treasury Bond and AUD 10-Year Treasury Bond futures contracts are generally treated the same for financial reporting and tax purposes.

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	2/15/18	AUD	1,860	USD	1,488	10
Goldman Sachs Bank AG	2/15/18	GBP	1,700	USD	2,362	53
JPMorgan Chase Bank N.A.	2/15/18	AUD	32,670	USD	25,766	558
JPMorgan Chase Bank N.A.	2/15/18	EUR	1,100	USD	1,368	(1)
JPMorgan Chase Bank N.A.	2/15/18	GBP	6,650	USD	9,417	30
Toronto-Dominion Bank	2/15/18	AUD	6,400	USD	5,110	47

Intermediate-Term Investment-Grade Fund

Forward Currency Contracts (continued)
						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Toronto-Dominion Bank	2/15/18	AUD	12,000	USD	9,701	(32)
Toronto-Dominion Bank	2/15/18	EUR	1,700	USD	2,091	21
Toronto-Dominion Bank	2/15/18	GBP	8,900	USD	12,451	192
UBS AG	2/15/18	EUR	1,000	USD	1,240	3
Goldman Sachs Bank AG	2/15/18	USD	199,315	EUR	165,100	(5,847)
JPMorgan Chase Bank N.A.	2/15/18	USD	8,117	EUR	6,600	(84)
JPMorgan Chase Bank N.A.	2/16/18	USD	5,063	EUR	4,200	(156)
Morgan Stanley Capital Services LLC	2/15/18	USD	51,511	GBP	38,000	(2,472)
Toronto-Dominion Bank	2/15/18	USD	160,945	AUD	204,200	(3,591)
Toronto-Dominion Bank	2/26/18	USD	39,282	EUR	33,000	(1,753)
						(13,022)
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

Centrally Cleared Credit Default Swaps
			Periodic
			Premium		Unrealized
			Received		Appreciation
	Termination	Notional Amount	(Paid)[1]	Value	(Depreciation)
Reference Entity	Date	(000)	(%)	($000)	($000)
Credit Protection Sold
CDX-NA-HY-S29-V1	12/20/22	USD 35,295	5.000	2,953	195
CDX-NA-IG-S29-V1	12/20/22	USD 50,304	1.000	1,215	193
iTraxx Europe Crossover
Index-S28-V1	12/20/22	EUR 22,802	5.000	3,323	(65)
				7,491	323

Credit Protection Purchased
iTraxx Europe Subordinated
Financials-S28-V1	12/20/22	EUR 30,407	(1.000)	(1,030)	7
				(1,030)	7
				6,461	330
1 Periodic premium received/paid quarterly.
EUR—euro.
USD—U.S. dollar.

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
America Movil	12/20/22	BARC	15,000	1.000[2]	(138)	142	4
Berkshire Hathaway
Inc./Aa2	6/20/21	JPMC	15,000	1.000[2]	325	15	340
Berkshire Hathaway
Inc./Aa2	6/20/21	JPMC	4,655	1.000[2]	101	(15)	86
Berkshire Hathaway
Inc./Aa2	6/20/21	GSI	3,110	1.000[2]	67	(16)	51
Berkshire Hathaway
Inc. /Aa2	6/20/22	BARC	15,760	1.000 [2]	379	(236)	143
Berkshire Hathaway
Inc./Aa2	12/20/22	BARC	7,605	1.000[2]	188	(126)	62
Berkshire Hathaway
Inc./Aa2	6/20/24	BARC	19,400	1.000[2]	337	(228)	109
Berkshire Hathaway
Inc./Aa2	6/20/24	JPMC	9,400	1.000[2]	163	(93)	70
Comcast Corp. /A3	12/20/22	GSI	6,160	1.000 [2]	189	(177)	12
Federative Republic
of Brazil/Ba2	9/20/18	BNPSW	21,500	1.000[2]	78	(68)	10
International Lease
Finance Corp. /Baa3	6/20/22	BARC	7,000	1.000 [2]	108	(3)	105
Metlife Inc./A3	12/20/20	GSCM	5,625	1.000[2]	115	—	115
Metlife Inc./A3	12/20/21	BARC	3,165	1.000[2]	72	(5)	67
Metlife Inc./A3	6/20/24	BARC	24,300	1.000[2]	313	(28)	285
People’s Republic
of China/A1	6/20/22	BNPSW	22,800	1.000[2]	477	(174)	303
People’s Republic
of China/A1	12/20/22	GSI	41,100	1.000[2]	842	(795)	47
Republic of Chile/Aa3	12/20/22	GSI	8,955	1.000[2]	230	(173)	57
Republic of
Colombia/Baa2	12/20/22	BARC	17,265	1.000[2]	69	210	279
Republic of
Colombia/Baa2	12/20/22	MSCS	15,000	1.000[2]	60	78	138
Republic of
Indonesia/Baa3	12/20/22	BNPSW	49,520	1.000 [2]	393	56	449
Republic of Peru/A3	12/20/22	GSI	11,125	1.000[2]	162	(93)	69
Republic of Peru/A3	12/20/22	CITNA	450	1.000[2]	6	(4)	2
Saudi Arabia/A1	12/20/22	MSCS	51,100	1.000[2]	497	(237)	260
Simon Property
Group LP/A2	6/20/22	JPMC	4,560	1.000[2]	85	1	86
Simon Property
Group LP/A2	6/20/22	JPMC	3,040	1.000[2]	57	4	61

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
The Southern
Company/Baa2	6/20/22	JPMC	59,775	1.000 [2]	947	(887)	60
Verizon Communications
Inc./Baa1	12/20/22	GSI	15,585	1.000[2]	294	(263)	31
					6,416	(3,115)	3,301
Credit Protection Purchased
American International
Group Inc.	12/20/20	GSCM	2,835	(1.000)[2]	(60)	(26)	(86)
American International
Group Inc.	12/20/20	GSCM	5,625	(1.000)[2]	(120)	74	(46)
Argentine Republic	12/20/22	HSBCC	16,200	(5.000)[2]	(1,858)	1,818	(40)
Banco Bilbao Vizcaya
Argentaria SA	6/20/21	BOANA	24,495	(1.000)[2]	(605)	(503)	(1,108)
Bank of America Corp.	3/20/20	GSCM	7,870	(1.000)[2]	(133)	54	(79)
Bank of China Ltd.	12/20/21	BNPSW	6,200	(1.000)[2]	(117)	(17)	(134)
Bank of China Ltd.	6/20/22	BNPSW	22,800	(1.000)[2]	(396)	3	(393)
Barclays Bank plc	6/20/22	CSFBI	15,190[1]	(1.000)[2]	(513)	292	(221)
Barclays Bank plc	6/20/22	BOANA	15,195[1]	(1.000)[2]	(513)	287	(226)
Barclays Bank plc	12/20/22	CITNA	6,130[1]	(1.000)[2]	115	(251)	(136)
CECONOMY AG	6/20/22	BARC	3,000[1]	(1.000)[2]	(39)	(6)	(45)
CECONOMY AG	6/20/22	BARC	3,000[1]	(1.000)[2]	(39)	(13)	(52)
CECONOMY AG	6/20/22	BARC	3,000[1]	(1.000)[2]	(39)	3	(36)
CECONOMY AG	6/20/22	BARC	4,490[1]	(1.000)[2]	(58)	(12)	(70)
CECONOMY AG	6/20/22	BARC	7,465[1]	(1.000)[2]	(97)	(14)	(111)
CECONOMY AG	6/20/22	BARC	7,465[1]	(1.000)[2]	(97)	(19)	(116)
CECONOMY AG	6/20/22	BARC	10,485[1]	(1.000)[2]	(136)	(26)	(162)
CMBX-NA-AAA-9	9/17/58	GSI	980	(0.500)[3]	(5)	(40)	(45)
CMBX-NA-AAA-9	9/17/58	CSFBI	5,045	(0.500)[3]	(29)	(175)	(204)
CMBX-NA-AAA-9	9/17/58	MSCS	5,110	(0.500)[3]	(29)	(269)	(298)
CMBX-NA-AAA-9	9/17/58	JPM	5,140	(0.500)[3]	(30)	(254)	(284)
CMBX-NA-AAA-9	9/17/58	MSCS	5,150	(0.500)[3]	(30)	(213)	(243)
CMBX-NA-AAA-9	9/17/58	JPM	5,300	(0.500)[3]	(30)	(196)	(226)
Commerzbank AG	6/20/21	BOANA	24,495	(1.000)[2]	(511)	(312)	(823)
CVS Health Corp.	12/20/21	BARC	3,220	(1.000)[2]	(75)	81	6
CVS Health Corp.	12/20/21	BOANA	15,000	(1.000)[2]	(350)	382	32
Deutsche Bank AG	12/20/21	BARC	19,400	(1.000)[2]	(312)	(203)	(515)
Deutsche Bank AG	12/20/22	JPMC	6,075	(1.000)[2]	(92)	29	(63)

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Purchased
Deutsche Bank AG	12/20/22	JPMC	9,115	(1.000)[2]	(137)	50	(87)
Deutsche Bank AG	12/20/22	JPMC	15,195	(1.000)[2]	(229)	71	(158)
Dominion Energy Inc.	6/20/22	JPMC	7,470	(1.000)[2]	(226)	225	(1)
EI du Pont de Nemours
& Co.	12/20/20	JPMC	10,230	(1.000)[2]	(262)	144	(118)
Enel Investment
Holding BV	6/20/22	BNPSW	15,195[1]	(1.000)[2]	(475)	267	(208)
Engie SA	12/20/21	BNPSW	7,880[1]	(1.000)[2]	(287)	105	(182)
Engie SA	6/20/22	JPMC	7,875[1]	(1.000)[2]	(296)	158	(138)
Exelon Corp.	6/20/22	JPMC	7,470	(1.000)[2]	(243)	218	(25)
Exelon Corp.	6/20/22	JPMC	11,955	(1.000)[2]	(389)	345	(44)
Federal Express Corp.	12/20/18	GSCM	7,840	(1.000)[2]	(68)	22	(46)
Federative Republic of
Brazil	12/20/22	CITNA	13,100	(1.000)[2]	241	(435)	(194)
Federative Republic of
Brazil	12/20/22	BARC	14,240	(1.000)[2]	262	(344)	(82)
Federative Republic of
Brazil	12/20/22	CITNA	14,880	(1.000)[2]	274	(363)	(89)
Federative Republic of
Brazil	12/20/22	GSI	20,268	(1.000)[2]	373	(922)	(549)
Federative Republic of
Brazil	12/20/22	BNPSW	32,350	(1.000)[2]	596	(1,472)	(876)
Federative Republic of
Brazil	12/20/25	GSCM	2,485	(1.000)[2]	162	(525)	(363)
Federative Republic of
Brazil	12/20/25	BOANA	3,885	(1.000)[2]	253	(880)	(627)
JPMorgan Chase
Bank N. A.	12/20/20	MSCS	25,000	(1.000)[2]	(551)	91	(460)
Lincoln National Corp.	6/20/21	BARC	1,550	(1.000)[2]	(37)	29	(8)
Lincoln National Corp.	6/20/21	BARC	1,555	(1.000)[2]	(38)	(29)	(67)
Lincoln National Corp.	6/20/21	BARC	10,000	(1.000)[2]	(241)	(150)	(391)
Lincoln National Corp.	12/20/21	BARC	3,165	(1.000)[2]	(78)	(6)	(84)
McDonald’s Corp.	6/20/22	GSI	12,325	(1.000)[2]	(442)	347	(95)
McKesson Corp.	3/20/19	JPMC	6,360	(1.000)[2]	(68)	53	(15)
McKesson Corp.	3/20/19	JPMC	6,360	(1.000)[2]	(68)	51	(17)
Republic of Colombia	12/20/22	BOANA	12,000	(1.000)[2]	(64)	(79)	(143)
Republic of Korea	9/20/18	JPMC	2,000	(1.000)[2]	(10)	2	(8)
Republic of Philippines	12/20/22	BNPSW	29,940	(1.000)[2]	(572)	520	(52)
Republic of Turkey	12/20/19	GSCM	26,350	(1.000)[2]	(108)	(263)	(371)
Republic of Turkey	12/20/22	GSI	18,500	(1.000)[2]	514	(682)	(168)

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid)	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Purchased
Royal Bank of Scotland	12/20/20	BNPSW	6,510	(1.000)[2]	(141)	32	(109)
Sempra Energy	6/20/22	JPMC	7,470	(1.000)[2]	(227)	215	(12)
Sempra Energy	6/20/22	JPMC	11,955	(1.000)[2]	(363)	335	(28)
Societe General SA	12/20/21	JPMC	14,675	(1.000)[2]	(446)	70	(376)
Standard Chartered
Bank	12/20/21	JPMC	7,945	(1.000)[2]	(217)	(14)	(231)
State of Qatar	6/20/22	BOANA	1,360	(1.000)[2]	(13)	(15)	(28)
State of Qatar	6/20/22	CITNA	2,640	(1.000)[2]	(27)	(27)	(54)
UniCredit SpA	6/20/22	JPMC	6,100	(1.000)[2]	75	(399)	(324)
Walt Disney Co.	12/20/22	CITNA	6,150	(1.000)[2]	(206)	179	(27)
Wells Fargo & Co.	9/20/20	BOANA	9,700	(1.000)[2]	(195)	64	(131)
					(10,172)	(2,538)	(12,710)
							(9,409)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 Notional amount denominated in euro.
2 Periodic premium received/paid quarterly.
3 Periodic premium received/paid monthly.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citibank N.A.
CSFBI—Credit Suisse First Boston International.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
HSBCC—HSBC Holdings plc.
JPM—JP Morgan Securities.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.
WFC—Wells Fargo & Company.

At January 31, 2018, the counterparties had deposited in segregated accounts securities with a value of $380,000 and cash of $3,186,000 in connection with open forward currency contracts and open over-the-counter swap contracts.

Intermediate-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional	Received	Received		Appreciation
	Effective	Amount	(Paid)[2]	(Paid)	Value	(Depreciation)
Termination Date	Date	($000)	(%)	(%)	($000)	($000)
3/21/19	3/21/18[1]	44,721	(1.500)	0.000[3]	302	36
12/31/19	4/4/18[1]	433,579	2.075	(0.000)[3]	(2,168)	(2,172)
1/21/20	N/A	20,920	1.224	(1.561)[4]	(404)	(404)
1/21/20	N/A	3,130	1.363	(1.561)[4]	(52)	(52)
3/23/20	3/21/18[1]	20,167	(1.750)	0.000[3]	256	120
4/15/20	N/A	14,650	1.345	(1.559)[4]	(291)	(291)
6/15/20	N/A	2,050	0.931	(1.559)[4]	(64)	(64)
7/15/20	N/A	8,920	1.571	(1.559)[4]	(156)	(156)
3/22/21	3/21/18[1]	10,488	(1.750)	0.000[3]	233	107
3/21/22	3/21/18[1]	75,218	(2.000)	0.000[3]	1,699	905
3/21/23	3/21/18[1]	446	(2.000)	0.000[3]	13	8
11/15/24	3/29/18[1]	121,957	(2.299)	0.000[3]	2,898	2,897
3/21/25	3/21/18[1]	56,979	(2.000)	0.000[3]	2,618	1,456
11/16/43	3/29/18[1]	37,268	(2.780)	0.000[3]	407	406
					5,291	2,796

1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Fixed interest payment received/paid semiannually.
3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/
paid quarterly.
4 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/
paid quarterly.

Intermediate-Term Investment-Grade Fund

Over-the-Counter Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty	($000)	(%)	(%)	($000)
8/15/18	BNPSW	2,837	0.715	(1.559)[1]	(2)
4/25/19	WFC	1,784	2.756	(1.745)[2]	14
4/27/20	GSCM	1,828	2.794	(1.745)[2]	17
4/1/21	WFC	3,646	0.965	(1.568)[1]	(61)
6/25/21	GSCM	3,950	3.143	(1.675)[2]	42
11/25/22	BARC	9,418	2.758	(1.462)[2]	88
9/25/29	GSCM	9,072	1.794	(1.567)[1]	(279)
					(181)

BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
GSCM—Goldman Sachs Bank USA.
WFC—Wells Fargo Bank N.A.
1 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/
paid monthly.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/
paid quarterly.

Unrealized appreciation (depreciation) on open swap contracts is generally treated the same for financial reporting and tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2018
($000)
Investment Income
Income
Interest[1]	866,869
Total Income	866,869
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,813
Management and Administrative—Investor Shares	4,116
Management and Administrative—Admiral Shares	18,394
Marketing and Distribution—Investor Shares	464
Marketing and Distribution—Admiral Shares	2,168
Custodian Fees	395
Auditing Fees	49
Shareholders’ Reports and Proxy—Investor Shares	275
Shareholders’ Reports and Proxy—Admiral Shares	1,421
Trustees’ Fees and Expenses	27
Total Expenses	31,122
Net Investment Income	835,747
Realized Net Gain (Loss)
Investment Securities Sold[1]	160,762
Futures Contracts	(29,561)
Purchased Options	(1,019)
Written Options	7,623
Swap Contracts	(24,611)
Foreign Currencies and Forward Currency Contracts	(60,400)
Realized Net Gain (Loss)	52,794
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(140,281)
Futures Contracts	(60,592)
Purchased Options	29
Written Options	(2,081)
Swap Contracts	86
Foreign Currencies and Forward Currency Contracts	(1,782)
Change in Unrealized Appreciation (Depreciation)	(204,621)
Net Increase (Decrease) in Net Assets Resulting from Operations	683,920

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $4,992,000, ($34,000), and ($10,000) respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	835,747	761,142
Realized Net Gain (Loss)	52,794	204,704
Change in Unrealized Appreciation (Depreciation)	(204,621)	(230,318)
Net Increase (Decrease) in Net Assets Resulting from Operations	683,920	735,528
Distributions
Net Investment Income
Investor Shares	(73,469)	(78,111)
Admiral Shares	(750,112)	(676,944)
Realized Capital Gain[1]
Investor Shares	(4,200)	(25,560)
Admiral Shares	(44,514)	(235,897)
Total Distributions	(872,295)	(1,016,512)
Capital Share Transactions
Investor Shares	(186,777)	(13,567)
Admiral Shares	2,032,367	6,644,873
Net Increase (Decrease) from Capital Share Transactions	1,845,590	6,631,306
Total Increase (Decrease)	1,657,215	6,350,322
Net Assets
Beginning of Period	27,815,384	21,465,062
End of Period[2]	29,472,599	27,815,384

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $158,459,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($8,053,000) and $5,540,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.66	$9.72	$10.06	$9.81	$10.24
Investment Operations
Net Investment Income	. 277[1]	.278	.288	.303	.311
Net Realized and Unrealized Gain (Loss)
on Investments	(. 034)	. 030	(. 288)	. 341	(. 229)
Total from Investment Operations	.243	.308	.000	.644	.082
Distributions
Dividends from Net Investment Income	(. 274)	(. 276)	(. 296)	(. 307)	(. 317)
Distributions from Realized Capital Gains	(. 016)	(. 092)	(. 044)	(. 087)	(.195)
Total Distributions	(. 290)	(. 368)	(. 340)	(. 394)	(. 512)
Net Asset Value, End of Period	$9.61	$9.66	$9.72	$10.06	$9.81
Total Return[2]	2.47%	3.16%	0.03%	6.71%	0.85%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,472	$2,671	$2,701	$2,952	$3,099
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.84%	2.80%	2.94%	3.05%	3.12%
Portfolio Turnover Rate	63%	68%	70%	88%	100%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.66	$9.72	$10.06	$9.81	$10.24
Investment Operations
Net Investment Income	. 288[1]	.288	.298	.313	.321
Net Realized and Unrealized Gain (Loss)
on Investments	(. 039)	. 030	(. 288)	. 341	(. 229)
Total from Investment Operations	.249	.318	.010	.654	.092
Distributions
Dividends from Net Investment Income	(. 283)	(. 286)	(. 306)	(. 317)	(. 327)
Distributions from Realized Capital Gains	(. 016)	(. 092)	(. 044)	(. 087)	(.195)
Total Distributions	(. 299)	(. 378)	(. 350)	(. 404)	(. 522)
Net Asset Value, End of Period	$9.61	$9.66	$9.72	$10.06	$9.81
Total Return[2]	2.58%	3.27%	0.13%	6.81%	0.95%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,000	$25,145	$18,764	$16,491	$13,618
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.94%	2.90%	3.04%	3.15%	3.22%
Portfolio Turnover Rate	63%	68%	70%	88%	100%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Intermediate-Term Investment-Grade Fund

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2018, the fund’s average investments in long and short futures contracts represented 13% and 6% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated.

The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value

Intermediate-Term Investment-Grade Fund

of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2018, the fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting

Intermediate-Term Investment-Grade Fund

arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2018, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 3% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay

Intermediate-Term Investment-Grade Fund

the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2018, the fund’s average value in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2018, or at any time during the period then ended.

Intermediate-Term Investment-Grade Fund

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2018, the fund had contributed to Vanguard capital in the amount of $1,619,000, representing 0.01% of the fund’s net assets and 0.65% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Intermediate-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,157,528	2,598
Asset-Backed/Commercial Mortgage-Backed Securities	—	5,498,250	64,040
Corporate Bonds	—	20,221,973	5
Sovereign Bonds	—	2,168,524	—
Taxable Municipal Bonds	—	40,466	—
Convertible Preferred Stocks	—	9,597	—[1]
Temporary Cash Investments	63,525	97,285	—
Options on Futures Purchased	—	75	—
Liability for Options Written	(2,232)	(803)	—
Futures Contracts—Assets [2]	1,678	—	—
Futures Contracts—Liabilities [2]	(5,901)	—	—
Forward Currency Contracts—Assets	—	914	—
Forward Currency Contracts—Liabilities	—	(13,936)	—
Swap Contracts—Assets	206 [2]	3,500	—
Swap Contracts—Liabilities	(264)[2]	(13,090)	—
Total	57,012	29,170,283	66,643
1 Market Value of Convertible Preferred Stocks based on Level 3 inputs.
2 Represents variation margin on the last day of the reporting period.

D. At January 31, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

Interest Rate		Currency	Credit
Contracts		Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Options Purchased	—	—	75	75
Variation Margin Receivable—Futures Contracts	1,678	—	—	1,678
Variation Margin Receivable—CC Swap Contracts	190	—	16	206
Unrealized Appreciation—
Forward Currency Contracts	—	914	—	914
Unrealized Appreciation—OTC Swap Contracts	161	—	3,339	3,500
Total Assets	2,029	914	3,430	6,373

Liability for Options Written	(2,232)	—	(803)	(3,035)
Variation Margin Payable—Futures Contracts	(5,901)	—	—	(5,901)
Variation Margin Payable—CC Swap Contracts	(234)	—	(30)	(264)
Unrealized Depreciation—Forward Currency Contracts	—	(13,936)	—	(13,936)
Unrealized Depreciation—OTC Swap Contracts	(342)	—	(12,748)	(13,090)
Total Liabilities	(8,709)	(13,936)	(13,581)	(36,226)

Intermediate-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2018, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(29,561)	—	—	(29,561)
Options	5,583	—	1,021	6,604
Forward Currency Contracts	—	(78,574)	—	(78,574)
Swap Contracts	(2,313)	—	(22,298)	(24,611)
Realized Net Gain (Loss) on Derivatives	(26,291)	(78,574)	(21,277)	(126,142)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(60,592)	—	—	(60,592)
Options	(2,022)	—	(30)	(2,052)
Forward Currency Contracts	—	(1,976)	—	(1,976)
Swap Contracts	2,705	—	(2,619)	86
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(59,909)	(1,976)	(2,649)	(64,534)

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended January 31, 2018, the fund realized net foreign currency losses of $18,840,000 (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

For tax purposes, the fund used capital loss carryforwards of $61,245,000 to offset taxable capital gains realized during the year ended January 31, 2018, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. Capital gains required to be distributed in December 2017 included gains realized through October 31,2017; subsequently the fund realized capital losses of $107,065,000 which are deferred and will be treated as realized for tax purposes in 2017.

At January 31, 2018, the cost of investment securities for tax purposes was $29,513,133,000. Net unrealized depreciation of investment securities for tax purposes was $189,342,000, consisting of unrealized gains of $190,710,000 on securities that had risen in value since their purchase and $380,052,000 in unrealized losses on securities that had fallen in value since their purchase.

Intermediate-Term Investment-Grade Fund

F. During the year ended January 31, 2018, the fund purchased $17,506,749,000 of investment securities and sold $14,470,833,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,343,001,000 and $3,008,689,000, respectively.

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	674,913	69,126	804,930	81,195
Issued in Lieu of Cash Distributions	68,232	6,982	90,811	9,231
Redeemed	(929,922)	(95,247)	(909,308)	(91,808)
Net Increase (Decrease)—Investor Shares	(186,777)	(19,139)	(13,567)	(1,382)
Admiral Shares
Issued	7,657,969	784,117	9,937,761	1,006,190
Issued in Lieu of Cash Distributions	666,997	68,261	718,107	73,062
Redeemed	(6,292,599)	(644,986)	(4,010,995)	(406,796)
Net Increase (Decrease)—Admiral Shares	2,032,367	207,392	6,644,873	672,456

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2018, that would require recognition or disclosure in these financial statements.

Long-Term Investment-Grade Fund

Fund Profile
As of January 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWESX	VWETX
Expense Ratio[1]	0.22%	0.11%
30-Day SEC Yield	3.61%	3.70%

Financial Attributes
		Bloomberg
		Barclays	Bloomberg
		U.S. Long	Barclays
		Credit	U.S.
		A/Better	Aggregate
	Fund	Index Bond Index
Number of Bonds	824	1,089	9,734
Yield to Maturity
(before expenses)	3.6%	3.9%	3.0%
Average Coupon	4.1%	4.9%	3.1%
Average Duration	13.5 years	14.3 years	6.1 years
Average Effective
Maturity	22.2 years	23.4 years	8.3 years
Short-Term
Reserves	3.1%	—	—

Sector Diversification (% of portfolio)
Finance	21.6%
Foreign	2.3
Industrial	43.5
Treasury/Agency	5.5
Utilities	14.6
Other	12.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg	Bloomberg
	Barclays	Barclays US
	Long Credit	Aggregate
	A/Better	Bond
	Index	Index
R-Squared	0.99	0.81
Beta	1.05	2.37

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	6.4%
3 - 5 Years	0.5
5 - 7 Years	0.4
7 - 10 Years	1.8
10 - 20 Years	23.5
20 - 30 Years	61.3
Over 30 Years	6.1

Distribution by Credit Quality (% of portfolio)
U.S. Government	5.4%
Aaa	7.4
Aa	24.9
A	55.5
Baa	4.9
Not Rated	1.9

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or
Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.
For more information about these ratings, see the Glossary entry for
Credit Quality.

1 The expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the expense ratios were 0.22% for Investor Shares and 0.12% for Admiral Shares.

Long-Term Investment-Grade Fund

Investment Focus

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2008, Through January 31, 2018
Initial Investment of $10,000

Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

	Average Annual Total Returns
	Periods Ended January 31, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Long-Term Investment-Grade Fund
Investor Shares	9.28%	5.47%	7.56%	$20,720
Bloomberg Barclays U.S. Long Credit A
or Better Bond Index	9.35	5.24	7.14	19,937
Corporate A-Rated Debt Funds Average	3.72	2.77	4.10	14,940
Bloomberg Barclays U.S. Aggregate
Bond Index	2.15	2.01	3.71	14,398

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Long-Term Investment-Grade Fund Admiral
Shares	9.39%	5.58%	7.67%	$104,681
Bloomberg Barclays U.S. Long Credit A or
Better Bond Index	9.35	5.24	7.14	99,683
Bloomberg Barclays U.S. Aggregate Bond
Index	2.15	2.01	3.71	71,990

See Financial Highlights for dividend and capital gains information.

Long-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 2008, Through January 31, 2018
				Bloomberg
				Barclays
				Long Credit
				A/Better
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	5.75%	-9.20%	-3.45%	-5.66%
2010	6.91	10.38	17.29	17.13
2011	5.79	1.22	7.01	7.22
2012	6.29	15.68	21.97	22.56
2013	4.86	2.53	7.39	6.35
2014	4.64	-5.05	-0.41	-1.10
2015	5.17	14.81	19.98	19.54
2016	3.97	-10.30	-6.33	-6.18
2017	4.29	2.42	6.71	6.44
2018	4.31	4.97	9.28	9.35

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/9/1973	11.93%	5.59%	5.20%	2.58%	7.78%
Admiral Shares	2/12/2001	12.04	5.70	5.31	2.58	7.89

Long-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
U. S. Government and Agency Obligations
U. S. Government Securities
1	United States Treasury Note/Bond	4.500%	2/15/36	145,530	180,731	1.1%
	United States Treasury Note/Bond	4.375%	11/15/39	76,160	94,700	0.6%
1	United States Treasury Note/Bond	3.000%	11/15/45	78,585	79,530	0.5%
1	United States Treasury Note/Bond	6.125%	8/15/29	47,202	63,022	0.4%
[1,2]	United States Treasury Note/
	Bond	0.875%–6.250%	2/15/18–11/15/47	357,252	348,723	2.1%
					766,706	4.7%

Agency Notes †					35,980	0.2%

Conventional Mortgage-Backed Securities †					87,043	0.5%

[3]Nonconventional Mortgage-Backed Securities †					75,459	0.5%
Total U.S. Government and Agency Obligations (Cost $972,328)					965,188	5.9%
Asset-Backed/Commercial Mortgage-Backed Securities
4	JPMorgan Chase & Co.
	(Cost $51,900)	3.897%	1/23/49	51,900	51,749	0.3%
Corporate Bonds
Finance
	Banking
4	Bank of America Corp.	3.946%	1/23/49	64,655	65,084	0.4%
4	Bank of America Corp.	3.248%–6.110%	10/21/27–1/20/48	180,865	197,173	1.2%
	Bank of America NA	6.000%	10/15/36	20,450	26,087	0.2%
	Bank One Corp.	8.000%	4/29/27	27,424	35,777	0.2%
4	Goldman Sachs Group Inc.	4.017%	10/31/38	74,225	74,552	0.4%
4	Goldman Sachs Group Inc.	3.691%	6/5/28	66,500	66,139	0.4%
4	Goldman Sachs Group
	Inc.	3.814%–6.750%	1/26/27–10/21/45	151,815	180,179	1.1%

Long-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
	HSBC Bank USA NA	5.625%–5.875%	11/1/34–8/15/35	67,630	84,684	0.5%
	HSBC Holdings plc	6.800%	6/1/38	58,749	78,082	0.5%
4	HSBC Holdings plc	4.041%–7.625%	3/8/26–11/22/65	80,280	101,612	0.6%
	JPMorgan Chase & Co.	6.400%	5/15/38	59,415	80,220	0.5%
4	JPMorgan Chase & Co.	3.964%	11/15/48	72,910	73,619	0.4%
4	JPMorgan Chase & Co.	3.782%–5.625%	2/1/28–7/24/48	187,042	199,080	1.2%
4	Morgan Stanley	3.971%	7/22/38	68,445	69,027	0.4%
4	Morgan Stanley	3.772%–7.250%	1/24/29–1/22/47	178,150	207,746	1.3%
	Wachovia Corp.	5.500%	8/1/35	21,905	25,713	0.2%
	Wells Fargo & Co.	5.606%	1/15/44	142,608	173,644	1.0%
	Wells Fargo & Co.	5.375%	11/2/43	58,692	69,393	0.4%
4	Wells Fargo & Co.	3.584%–5.375%	5/22/28–12/7/46	185,201	197,845	1.2%
	Wells Fargo Bank NA	6.600%	1/15/38	500	679	0.0%
5	Banking—Other †				161,170	1.0%
5	Brokerage †				33,301	0.2%
	Finance Companies
	GE Capital International
	Funding Co. Unlimited Co.	4.418%	11/15/35	259,354	267,622	1.6%
	Insurance
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	1,935	2,476	0.0%
	Berkshire Hathaway Inc.	4.500%	2/11/43	58,057	64,762	0.4%
5	New York Life Insurance Co.	5.875%	5/15/33	46,585	58,568	0.3%
	UnitedHealth Group Inc.	5.800%	3/15/36	49,846	63,102	0.4%
	UnitedHealth Group Inc.	4.750%	7/15/45	50,840	58,722	0.4%
	UnitedHealth Group Inc.	3.750%–6.875%	7/15/35–10/15/47	114,727	130,371	0.8%
5	Insurance—Other †				441,376	2.7%
	Real Estate Investment Trusts †				12,008	0.1%
					3,299,813	20.0%
Industrial
5	Basic Industry †				156,635	1.0%
	Capital Goods
[4,6]	General Electric Co.	2.125%–6.750%	3/15/32–12/31/49	108,704	128,378	0.8%
	United Technologies Corp.	6.125%	7/15/38	56,575	73,115	0.4%
5	Capital Goods—Other †				346,651	2.1%
	Communication
	Comcast Corp.	3.969%	11/1/47	83,688	83,445	0.5%
	Comcast Corp.	4.750%	3/1/44	56,245	62,690	0.4%
	Comcast Corp.	3.200%–7.050%	1/15/33–11/1/52	190,348	201,089	1.2%
	NBCUniversal Media
	LLC	4.450%–5.950%	4/1/41–1/15/43	43,385	49,831	0.3%
5	Communication—Other †				280,854	1.7%
	Consumer Cyclical
	Home Depot Inc.	4.875%	2/15/44	66,510	77,833	0.5%
	Home Depot Inc.	3.500%–5.950%	12/16/36–9/15/56	108,615	132,634	0.8%
5	Consumer Cyclical—Other †				489,836	3.0%
	Consumer Noncyclical
	Altria Group Inc.	5.375%	1/31/44	51,590	61,526	0.4%
	Anheuser-Busch Cos. LLC	6.750%	12/15/27	400	495	0.0%
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	177,215	200,521	1.2%
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	100,120	110,335	0.7%
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	17,093	16,892	0.1%
6	Anheuser-Busch InBev SA/NV	3.250%	1/24/33	200	289	0.0%
	Anheuser-Busch InBev
	Worldwide Inc.	3.750%–8.200%	1/15/39–10/6/48	101,105	122,258	0.7%
	Medtronic Inc.	4.625%	3/15/45	74,425	84,548	0.5%

Long-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
	Medtronic Inc.	4.375%–6.500%	3/15/35–3/15/44	78,913	92,755	0.6%
	Merck & Co. Inc.	3.700%	2/10/45	67,020	67,415	0.4%
	Pfizer Inc.	4.125%–7.200%	3/15/39–12/15/46	73,957	94,208	0.6%
	Wyeth LLC	5.950%	4/1/37	67,685	89,058	0.5%
	Wyeth LLC	6.000%–6.500%	2/1/34–2/15/36	5,702	7,449	0.0%
[3,5]	Consumer Noncyclical—Other †				1,281,890	7.8%
	Energy
5	Baker Hughes a GE Co. LLC / Baker
	Hughes Co-Obligor Inc.	4.080%	12/15/47	7,500	7,435	0.0%
	ConocoPhillips	6.500%	2/1/39	57,316	79,202	0.5%
	ConocoPhillips	5.900%–7.000%	3/30/29–5/15/38	13,250	16,669	0.1%
	ConocoPhillips Canada
	Funding Co. I	5.950%	10/15/36	1,500	1,896	0.0%
	ConocoPhillips Co.	4.150%–5.950%	11/15/34–3/15/46	45,370	56,916	0.3%
	Shell International
	Finance BV	4.375%	5/11/45	53,555	58,605	0.4%
	Shell International
	Finance BV	3.750%–6.375%	5/11/35–9/12/46	143,025	155,012	0.9%
	Tosco Corp.	7.800%–8.125%	1/1/27–2/15/30	21,500	30,067	0.2%
	Energy—Other †				272,296	1.7%
5	Other Industrial †				51,593	0.3%
	Technology
	Apple Inc.	4.650%	2/23/46	55,280	62,770	0.4%
	Apple Inc.	3.450%–4.500%	2/23/36–11/13/47	226,145	233,232	1.4%
	Microsoft Corp.	4.450%	11/3/45	70,670	80,007	0.5%
	Microsoft Corp.	3.750%	2/12/45	74,350	75,679	0.5%
	Microsoft Corp.	4.250%	2/6/47	66,743	73,550	0.5%
	Microsoft Corp.	3.700%	8/8/46	69,030	69,941	0.4%
	Microsoft Corp.	4.750%	11/3/55	50,365	59,398	0.4%
	Microsoft Corp.	3.450%–5.300%	2/12/35–2/6/57	164,526	171,664	1.0%
	Oracle Corp.	4.000%	7/15/46	70,945	72,707	0.4%
	Oracle Corp.	3.850%–6.500%	5/15/35–5/15/55	184,864	218,690	1.3%
5	Technology—Other †				336,558	2.0%
	Transportation
	Burlington Northern Santa
	Fe LLC	3.900%–7.950%	8/15/30–6/15/47	195,289	221,155	1.3%
5	Transportation—Other †				147,230	0.9%
					6,864,902	41.6%
Utilities
	Electric
	Berkshire Hathaway
	Energy Co.	4.500%–6.125%	4/1/36–2/1/45	89,502	104,636	0.6%
	Consolidated Edison Co.
	of New York Inc.	3.950%–6.750%	6/15/33–12/1/56	161,009	185,827	1.1%
	Duke Energy Carolinas LLC	6.100%	6/1/37	51,000	65,599	0.4%
	Duke Energy Carolinas
	LLC	3.875%–6.450%	10/15/32–3/15/46	75,992	82,364	0.5%
	Duke Energy Corp.	3.750%	9/1/46	10,000	9,584	0.1%
	Duke Energy Florida LLC	3.400%–6.350%	9/15/37–10/1/46	24,510	27,377	0.2%
	Duke Energy Indiana
	LLC	4.200%–6.450%	10/15/35–7/15/43	60,336	71,675	0.4%
	Duke Energy Ohio Inc.	3.700%	6/15/46	9,825	9,730	0.1%
	Duke Energy Progress
	LLC	3.700%–4.200%	5/15/42–10/15/46	70,310	72,871	0.4%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
MidAmerican Energy Co.	4.250%–5.800%	10/15/36–5/1/46	31,920	36,856	0.2%
Nevada Power Co.	5.375%–6.650%	4/1/36–5/15/41	49,180	60,679	0.4%
Pacific Gas & Electric Co.	6.050%	3/1/34	55,536	68,229	0.4%
Pacific Gas & Electric Co.	4.000%–6.350%	3/1/37–12/1/46	113,142	132,279	0.8%
PacifiCorp	4.100%–6.350%	6/15/35–2/1/42	114,982	146,936	0.9%
Virginia Electric & Power Co.	6.000%	5/15/37	57,330	73,673	0.5%
5 Electric—Other †				1,160,119	7.0%
5 Natural Gas †				11,139	0.1%
Other Utility †				3,673	0.0%
				2,323,246	14.1%
Total Corporate Bonds (Cost $11,418,773)				12,487,961	75.7%
Sovereign Bonds
5 Emirate of Abu Dhabi	4.125%	10/11/47	82,000	80,068	0.5%
5 Kingdom of Saudi Arabia	4.625%	10/4/47	68,455	68,228	0.4%
5 Sovereign Bonds—Other †				215,018	1.3%
Total Sovereign Bonds (Cost $358,799)				363,314	2.2%
Taxable Municipal Bonds
American Municipal Power
Ohio Inc. Revenue (Prairie State
Energy Campus Project)	6.270%	2/15/50	46,000	59,518	0.4%
California GO	7.300%	10/1/39	93,130	138,193	0.8%
California GO	7.600%	11/1/40	67,520	107,131	0.6%
California GO	7.550%	4/1/39	43,835	68,135	0.4%
California GO	7.350%–7.625%	4/1/34–3/1/40	53,170	80,135	0.5%
Los Angeles CA Unified
School District GO	6.758%	7/1/34	53,470	72,840	0.4%
New Jersey Turnpike
Authority Revenue	7.102%	1/1/41	52,390	76,823	0.5%
New York Metropolitan
Transportation Authority Revenue
(Dedicated Tax Fund)	7.336%	11/15/39	66,105	99,188	0.6%
Taxable Municipal Bonds—Other †				1,295,227	7.9%
Total Taxable Municipal Bonds (Cost $1,666,759)				1,997,190	12.1%

			Shares
Temporary Cash Investments
Money Market Fund
7 Vanguard Market Liquidity Fund	1.545%		3,194,601	319,460	1.9%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Repurchase Agreements
Bank of America Securities, LLC
(Dated 1/31/18, Repurchase Value
$64,602,000, collateralized by
Government National Mortgage
Assn. 3.000%, 10/15/42, with a
value of $65,892,000)	1.360%	2/1/18	64,600	64,600	0.4%
Bank of Montreal (Dated 1/31/18,
Repurchase Value $10,000,000,
collateralized by U.S. Treasury
Note/Bond 1.125%–3.625%,
12/31/19–8/15/44, with a value
of $10,200,000)	1.300%	2/1/18	10,000	10,000	0.1%
Barclays Capital Inc. (Dated 1/31/18,
Repurchase Value $40,802,000,
collateralized by U.S. Treasury
Note/Bond 2.000%–9.000%,
11/15/18–11/15/45, with a value
of $41,616,000)	1.350%	2/1/18	40,800	40,800	0.2%
Citigroup Global Markets Inc.
(Dated 1/31/18, Repurchase Value
$16,001,000, collateralized by U.S.
Treasury Note/Bond 1.250%,
1/31/19, with a value of
$16,320,000)	1.310%	2/1/18	16,000	16,000	0.1%
RBC Capital Markets LLC (Dated
1/31/18, Repurchase Value
$16,901,000, collateralized by
Government National Mortgage
Assn. 4.000%, 1/20/48, Federal
Home Loan Mortgage Corp.
3.500%–4.000%, 11/1/47–1/1/48,
and Federal National Mortgage
Assn. 3.000%–4.000%,
10/1/28–11/1/47, with a value
of $17,238,000)	1.310%	2/1/18	16,900	16,900	0.1%
Wells Fargo & Co. (Dated 1/31/18,
Repurchase Value $31,601,000,
collateralized by Federal National
Mortgage Assn. 3.500%,
12/1/47, with a value of
$32,232,000)	1.360%	2/1/18	31,600	31,600	0.2%
				179,900	1.1%
Total Temporary Cash Investments (Cost $499,360)				499,360	3.0%

Long-Term Investment-Grade Fund

				Notional
				Amount on
				Underlying	Market	Percentage
		Expiration	Exercise	Swap	Value•	of Net
Counterparty		Date	Rate	($000)	($000)	Assets
Credit Default Swaptions Purchased
Call Swaptions on
CDX-NA-IG-S29-V1
5-Year Index (Cost $2)	JPMC	3/21/18	47.50%	3,965	4	0.0%
Total Investments (Cost $14,967,921)					16,364,766	99.2%

				Notional
Expiration			Exercise	Amount
	Date	Contracts	Price	($000)
Liability for Options Written
Written Options on Futures
Call Options on 10-Year U.S.
Treasury Note Futures
Contracts	2/23/18	10	USD 123.00	1,230	(1)	0.0%
Put Options on 10-Year U.S.
Treasury Note Futures
Contracts	2/23/18	104	USD 122.50	12,740	(112)	0.0%
Put Options on 10-Year U.S.
Treasury Note Futures
Contracts	2/23/18	10	USD 121.00	1,210	(3)	0.0%
Total Options on Futures Written (Premiums Received $29)					(116)	0.0%

				Notional
				Amount on
				Underlying
		Expiration	Exercise	Swap
Counterparty		Date	Rate	($000)
Written Swaptions on Credit Default Index
Call Swaptions on CDX-NA-
IG-S29-V1 5-Year Index	BARC	2/21/18	47.50%	4,705	(3)	0.0%
Call Swaptions on CDX-NA-
IG-S29-V1 5-Year Index	CITNA	3/21/18	47.50%	3,135	(3)	0.0%
Call Swaptions on CDX-NA-
HY-S29-V1 5-Year Index	MSCS	3/21/18	107.50%	1,575	(13)	0.0%
Call Swaptions on CDX-NA-
HY-S29-V1 5-Year Index	JPMC	3/21/18	108.25%	1,585	(5)	0.0%
Put Swaptions on CDX-NA-
IG-S29-V1 5-Year Index	BARC	2/21/18	47.50%	4,705	(4)	0.0%
Put Swaptions on CDX-NA-
HY-S29-V1 5-Year Index	MSCS	3/21/18	107.50%	1,575	(9)	0.0%
Put Swaptions on CDX-NA-
IG-S29-V1 5-Year Index	CITNA	3/21/18	47.50%	3,135	(5)	0.0%
Total Credit Default Swaptions Written (Premiums Received $39)					(42)	0.0%
Total Liability for Options Written (Premiums Received $68)					(158)	0.0%

Long-Term Investment-Grade Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Other Liabilities
Other Assets
Investment in Vanguard	905
Receivables for Investment Securities Sold	10,975
Receivables for Accrued Income	187,615
Receivables for Capital Shares Issued	6,040
Variation Margin Receivable—Futures Contracts	2,348
Variation Margin Receivable—CC Swap Contracts	172
Unrealized Appreciation—OTC Swap Contracts	366
Other Assets [2]	1,991
Total Other Assets	210,412	1.3%
Other Liabilities
Payables for Investment Securities Purchased	(34,722)
Payable to Investment Advisor	(638)
Payables for Capital Shares Redeemed	(16,812)
Payables for Distributions	(8,670)
Payables to Vanguard	(16,366)
Variation Margin Payable—Futures Contracts	(971)
Variation Margin Payable—CC Swap Contracts	(198)
Unrealized Depreciation—Forward Currency Contracts	(180)
Unrealized Depreciation—OTC Swap Contracts	(346)
Other Liabilities	(231)
Total Other Liabilities	(79,134)	(0.5%)
Net Assets	16,495,886	100.0%

At January 31, 2018, net assets consisted of:
		Amount
		($000)
Paid-in Capital		15,043,623
Overdistributed Net Investment Income		(76)
Accumulated Net Realized Gains		56,094
Unrealized Appreciation (Depreciation)
Investment Securities		1,396,843
Futures Contracts		(9,120)
Options [8]		(88)
Swap Contracts		8,786
Forward Currency Contracts		(180)
Foreign Currencies		4
Net Assets		16,495,886

Investor Shares—Net Assets
Applicable to 439,540,010 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		4,570,462
Net Asset Value Per Share—Investor Shares		$10.40

Long-Term Investment-Grade Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 1,146,871,765 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,925,424
Net Asset Value Per Share—Admiral Shares	$10.40

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $53,195,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $8,892,000 and cash of $787,000 have been segregated as initial margin for open futures contracts.
3 Certain of the fund’s securities are valued using significant unobservable inputs.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2018, the aggregate value of these securities was $878,713,000, representing 5.3% of net assets.
6 Face amount denominated in euro.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
8 Unrealized appreciation (depreciation) on options on futures contracts is required to be treated as realized gain (loss) for tax purposes.
GO—General Obligation Bond.
BARC—Barclays Bank plc.
CC—centrally cleared.
CITNA—Citibank N.A.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.
OTC—over-the-counter.

Long-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	March 2018	2,426	294,949	(7,759)
Ultra Long U.S. Treasury Bond	March 2018	1,367	221,369	(3,271)
30-Year U.S. Treasury Bond	March 2018	1,281	189,349	(4,671)
10-Year Ultra U.S. Treasury Note	March 2018	198	25,780	(247)
				(15,948)

Short Futures Contracts
5-Year U.S. Treasury Note	March 2018	(2,113)	(242,384)	3,484
2-Year U.S. Treasury Note	March 2018	(258)	(55,014)	276
10-Year U.S. Treasury Note	March 2018	(403)	(48,996)	1,054
30-Year U.S. Treasury Note	March 2018	(292)	(43,161)	876
10-Year Ultra U.S. Treasury Note	March 2018	(318)	(41,405)	939
Ultra Long U.S. Treasury Bond	March 2018	(47)	(7,611)	17
Euro-Bund	March 2018	(17)	(3,352)	81
Euro-Buxl	March 2018	(10)	(2,008)	65
Euro-OAT	March 2018	(9)	(1,709)	26
Euro-Bobl	March 2018	(4)	(648)	10
				6,828
				(9,120)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Forward Currency Contracts
					Unrealized
	Contract				Appreciation
	Settlement		Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive	Deliver	($000)
Goldman Sachs Bank AG	2/15/18	USD	6,133 EUR	5,080	(180)
EUR—euro.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

Long-Term Investment-Grade Fund

Centrally Cleared Credit Default Swaps
				Periodic
				Premium		Unrealized
			Notional	Received		Appreciation
	Termination		Amount	(Paid)[1]	Value	(Depreciation)
Reference Entity	Date		($000)	(%)	($000)	($000)
Credit Protection Sold
CDX-NA-HY-S29-V1	12/20/22	USD	25,877	5.000	2,165	(55)
CDX-NA-IG-S29-V1	12/20/22	USD	2,699,500	1.000	65,201	6,772
CDX-NA-IG-S29-V1	12/20/22	USD	2,578	1.000	62	10
iTraxx Europe Crossover
Index-S28-V1	12/20/22	EUR	1,193	5.000	174	(3)
					67,602	6,724

Credit Protection Purchased
iTraxx Europe-S28-V1	12/20/22	EUR	1,571	1.000	(53)	—
					67,549	6,724
1 Periodic premium received/paid quarterly.
EUR—euro.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway
Inc./Aa2	12/20/21	CITNA	6,000	1.000[2]	137	(46)	91
Federative Republic of
Brazil/Ba2	9/20/18	BNPSW	2,000	1.000[2]	7	(6)	1
Metlife Inc./A3	12/20/21	GSI	10,000	1.000[2]	226	(25)	201
Republic of Chile/Aa3	12/20/22	CITNA	6,708	1.000[2]	173	(124)	49
Republic of Peru/A3	12/20/22	CITNA	1,392	1.000[2]	20	(13)	7
Republic of Peru/A3	12/20/22	GSI	1,725	1.000[2]	25	(14)	11
Southern Co. /Baa2	6/20/22	JPMC	3,170	1.000 [2]	50	(47)	3
United Mexican
States/A3	12/20/22	CITNA	1,720	1.000[2]	1	2	3
					639	(273)	366

Long-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
Termination			Amount	(Paid)	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Purchased
Argentine Republic	12/20/22	HSBCC	2,500	5.000[2]	(287)	281	(6)
Bank of China Ltd.	12/20/21	BNPSW	300	1.000[2]	(5)	(1)	(6)
CECONOMY AG	6/20/22	BARC	160[1]	1.000[2]	(2)	—	(2)
CECONOMY AG	6/20/22	BARC	160[1]	1.000[2]	(2)	—	(2)
CECONOMY AG	6/20/22	BARC	160[1]	1.000[2]	(2)	(1)	(3)
CECONOMY AG	6/20/22	BARC	235[1]	1.000[2]	(3)	(1)	(4)
CECONOMY AG	6/20/22	BARC	390[1]	1.000[2]	(5)	(1)	(6)
CECONOMY AG	6/20/22	BARC	390[1]	1.000[2]	(5)	(1)	(6)
CECONOMY AG	6/20/22	BARC	555[1]	1.000[2]	(7)	(2)	(9)
Dominion Energy Inc.	6/20/22	JPMC	395	1.000[2]	(12)	12	—
Exelon Corp.	6/20/22	JPMC	395	1.000[2]	(13)	12	(1)
Exelon Corp.	6/20/22	JPMC	635	1.000[2]	(20)	18	(2)
Federative Republic of
Brazil	12/20/22	BARC	1,520	1.000[2]	28	(37)	(9)
Federative Republic of
Brazil	12/20/22	BNPSW	2,398	1.000[2]	44	(109)	(65)
Federative Republic of
Brazil	12/20/22	CITNA	1,100	1.000[2]	20	(36)	(16)
Federative Republic of
Brazil	12/20/22	CITNA	1,520	1.000[2]	28	(37)	(9)
Federative Republic of
Brazil	12/20/22	GSI	426	1.000[2]	7	(19)	(12)
Federative Republic of
Brazil	12/20/25	BOANA	315	1.000 [2]	20	(71)	(51)
Federative Republic of
Brazil	12/20/25	GSCM	315	1.000[2]	21	(67)	(46)
Republic of Colombia	12/20/22	BOANA	1,600	1.000 [2]	(9)	(10)	(19)
Republic of Philippines 12/20/22		BNPSW	600	1.000[2]	(11)	10	(1)
Republic of South
Africa	12/20/20	JPMC	500	1.000[2]	(3)	(23)	(26)
Republic of Turkey	12/20/19	GSCM	2,185	1.000[2]	(9)	(22)	(31)

Long-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid)	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Purchased
Republic of Turkey	12/20/22	MSCS	1,450	1.000[2]	40	(52)	(12)
Sempra Energy	6/20/22	JPMC	635	1.000[2]	(19)	18	(1)
Sempra Energy	6/20/22	JPMC	395	1.000[2]	(12)	11	(1)
					(218)	(128)	(346)
							20

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 Notional amount denominated in euro.
2 Periodic premium received/paid quarterly.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citibank N.A.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
HSBCC—HSBC Holdings plc.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

At January 31, 2018, the counterparty had deposited in segregated accounts cash with a value of
$350,000 in connection with open forward currency contracts and open over-the-counter swap contracts.

Long-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate		Unrealized
	Future	Notional	Received	Received		Appreciation
	Effective	Amount	(Paid)[2]	(Paid)	Value	(Depreciation)
Termination Date	Date	($000)	(%)	(%)	($000)	($000)
3/21/19	3/21/18[1]	10,741	(1.500)	0.000[3]	72	23
12/31/19	4/4/18[1]	22,491	2.075	(0.000)[3]	(112)	(113)
3/23/20	3/21/18[1]	12,185	1.750	(0.000)[3]	(155)	(72)
3/21/23	3/21/18[1]	3,979	2.000	(0.000)[3]	(120)	(75)
11/15/24	3/29/18[1]	6,288	(2.299)	0.000[3]	149	149
3/21/25	3/21/18[1]	3,922	2.000	(0.000)[3]	(180)	(100)
3/21/28	3/21/18[1]	3,603	2.250	(0.000)[3]	(173)	(120)
3/21/33	3/21/18[1]	18,340	(2.250)	0.000[3]	1,387	773
3/22/38	3/21/18[1]	31,299	2.500	(0.000)[3]	(1,853)	(1,557)
11/16/43	3/21/18[1]	1,931	(2.780)	0.000[3]	21	21
3/23/48	3/29/18[1]	45,237	(2.500)	0.000[3]	3,430	3,113
					2,466	2,042

1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Fixed interest payment received/paid semiannually.
3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/
paid quarterly.

Unrealized appreciation (depreciation) on open swap contracts is generally treated the same for financial reporting and tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2018
($000)
Investment Income
Income
Interest[1]	639,101
Total Income	639,101
Expenses
Investment Advisory Fees—Note B	4,542
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,072
Management and Administrative—Admiral Shares	8,744
Marketing and Distribution—Investor Shares	617
Marketing and Distribution—Admiral Shares	774
Custodian Fees	105
Auditing Fees	48
Shareholders’ Reports and Proxy—Investor Shares	291
Shareholders’ Reports and Proxy—Admiral Shares	135
Trustees’ Fees and Expenses	25
Total Expenses	22,353
Net Investment Income	616,748
Realized Net Gain (Loss)
Investment Securities Sold[1]	301,038
Futures Contracts	11,867
Purchased Options	(62)
Written Options	379
Swap Contracts	45,209
Foreign Currencies and Forward Currency Contracts	(758)
Realized Net Gain (Loss)	357,673
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	404,248
Futures Contracts	(8,424)
Purchased Options	2
Written Options	(108)
Swap Contracts	1,886
Foreign Currencies and Forward Currency Contracts	(45)
Change in Unrealized Appreciation (Depreciation)	397,559
Net Increase (Decrease) in Net Assets Resulting from Operations	1,371,980

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $3,283,000, $0, and ($3,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	616,748	594,263
Realized Net Gain (Loss)	357,673	275,126
Change in Unrealized Appreciation (Depreciation)	397,559	73,105
Net Increase (Decrease) in Net Assets Resulting from Operations	1,371,980	942,494
Distributions
Net Investment Income
Investor Shares	(173,990)	(171,123)
Admiral Shares	(467,167)	(451,095)
Realized Capital Gain[1]
Investor Shares	(68,060)	(72,423)
Admiral Shares	(182,382)	(184,921)
Total Distributions	(891,599)	(879,562)
Capital Share Transactions
Investor Shares	365,223	186,789
Admiral Shares	1,244,648	350,524
Net Increase (Decrease) from Capital Share Transactions	1,609,871	537,313
Total Increase (Decrease)	2,090,252	600,245
Net Assets
Beginning of Period	14,405,634	13,805,389
End of Period[2]	16,495,886	14,405,634

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $30,579,000 and $53,147,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($76,000) and $346,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.06	$10.00	$11.34	$10.02	$10.65
Investment Operations
Net Investment Income	. 405[1]	.416	.430	.453	.469
Net Realized and Unrealized Gain (Loss)
on Investments	.520	.260	(1.148)	1.487	(.525)
Total from Investment Operations	.925	.676	(.718)	1.940	(.056)
Distributions
Dividends from Net Investment Income	(. 421)	(. 435)	(. 446)	(. 466)	(. 481)
Distributions from Realized Capital Gains	(.164)	(.181)	(.176)	(.154)	(. 093)
Total Distributions	(. 585)	(. 616)	(. 622)	(. 620)	(. 574)
Net Asset Value, End of Period	$10.40	$10.06	$10.00	$11.34	$10.02
Total Return[2]	9.28%	6.71%	-6.33%	19.98%	-0.41%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,570	$4,069	$3,860	$4,714	$4,112
Ratio of Total Expenses to Average Net Assets	0.22%	0.22%	0.21%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	3.87%	3.92%	4.18%	4.30%	4.64%
Portfolio Turnover Rate	27%	24%	35%[3]	21%	26%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.06	$10.00	$11.34	$10.02	$10.65
Investment Operations
Net Investment Income	. 415[1]	.426	.440	.463	.480
Net Realized and Unrealized Gain (Loss)
on Investments	.520	.260	(1.148)	1.487	(.525)
Total from Investment Operations	.935	.686	(.708)	1.950	(.045)
Distributions
Dividends from Net Investment Income	(. 431)	(. 445)	(. 456)	(. 476)	(. 492)
Distributions from Realized Capital Gains	(.164)	(.181)	(.176)	(.154)	(. 093)
Total Distributions	(. 595)	(. 626)	(. 632)	(. 630)	(. 585)
Net Asset Value, End of Period	$10.40	$10.06	$10.00	$11.34	$10.02
Total Return[2]	9.39%	6.82%	-6.23%	20.10%	-0.31%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,925	$10,336	$9,946	$12,342	$10,026
Ratio of Total Expenses to Average Net Assets	0.12%	0.11%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.97%	4.03%	4.27%	4.40%	4.74%
Portfolio Turnover Rate	27%	24%	35%[3]	21%	26%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between

Long-Term Investment-Grade Fund

changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2018, the fund’s average investments in long and short futures contracts represented 6% and 4% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated.

The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2018, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

Long-Term Investment-Grade Fund

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting

Long-Term Investment-Grade Fund

arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2018, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 15% and less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date,

Long-Term Investment-Grade Fund

contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2018, the fund’s average value of investments in options purchased and options written each represented less than 1% net assets, based on the average market values at each quarter-end during the period.

7. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

10. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes,

Long-Term Investment-Grade Fund

and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2018, or at any time during the period then ended.

11. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $2,097,000 for the year ended January 31, 2018.

For the year ended January 31, 2018, the aggregate investment advisory fee paid to all advisors represented an effective annual rate of 0.03% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2018, the fund had contributed to Vanguard capital in the amount of $905,000, representing 0.01% of the fund’s net assets and 0.36% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Long-Term Investment-Grade Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	965,052	136
Asset-Backed/Commercial Mortgage-Backed Securities	—	51,749	—
Corporate Bonds	—	12,480,976	6,985
Sovereign Bonds	—	363,314	—
Taxable Municipal Bonds	—	1,997,190	—
Temporary Cash Investments	319,460	179,900	—
Options Purchased	4	—	—
Liability for Options Written	(158)	—	—
Futures Contracts—Assets[1]	2,348	—	—
Futures Contracts—Liabilities[1]	(971)	—	—
Forward Currency Contracts—Liabilities	—	(180)	—
Swap Contracts—Assets	172[1]	366	—
Swap Contracts—Liabilities	(198)[1]	(346)	—
Total	320,657	16,038,021	7,121
1 Represents variation margin on the last day of the reporting period.

Long-Term Investment-Grade Fund

E. At January 31, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

Interest Rate		Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Options Purchased	—	—	4	4
Variation Margin Receivable—Futures Contracts	2,348	—	—	2,348
Variation Margin Receivable—CC Swap Contracts	60	—	112	172
Unrealized Appreciation—OTC Swap Contracts	—	—	366	366
Total Assets	2,408	—	482	2,890

Liability for Options Written	(116)	—	(42)	(158)
Variation Margin Payable—Futures Contracts	(971)	—	—	(971)
Variation Margin Payable—CC Swap Contracts	(196)	—	(2)	(198)
Unrealized Depreciation—Forwards Contracts	—	(180)	—	(180)
Unrealized Depreciation—OTC Swap Contracts	—	—	(346)	(346)
Total Liabilities	(1,283)	(180)	(390)	(1,853)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2018, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	11,867	—	—	11,867
Options	265	—	52	317
Swap Contracts	(381)	—	45,590	45,209
Forward Currency Contracts	—	(973)	—	(973)
Realized Net Gain (Loss) on Derivatives	11,751	(973)	45,642	56,420

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(8,424)	—	—	(8,424)
Options	(105)	—	(1)	(106)
Swap Contracts	556	—	1,330	1,886
Forward Currency Contracts	—	(49)	—	(49)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(7,973)	(49)	1,329	(6,693)

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

Long-Term Investment-Grade Fund

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $24,456,000 on swap contracts have been reclassified from accumulated net realized gains to overdistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $18,278,000 from accumulated net realized gains to paid-in capital.

The fund used capital loss carryforwards of $2,839,000 to offset taxable capital gains realized during the year ended January 31, 2018, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at January 31, 2018, the fund had short-term and long-term capital gains of $2,937,000 and $51,944,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At January 31, 2018, the cost of investment securities for tax purposes was $14,975,913,000. Net unrealized appreciation of investment securities for tax purposes was $1,388,849,000, consisting of unrealized gains of $1,450,672,000 on securities that had risen in value since their purchase and $61,823,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended January 31, 2018, the fund purchased $4,361,737,000 of investment securities and sold $3,459,570,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $859,521,000 and $539,476,000, respectively.

H. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	645,634	61,978	813,492	77,665
Issued in Lieu of Cash Distributions	233,146	22,215	234,231	22,530
Redeemed	(513,557)	(49,240)	(860,934)	(81,658)
Net Increase (Decrease)—Investor Shares	365,223	34,953	186,789	18,537
Admiral Shares
Issued	2,670,257	255,929	2,118,780	200,735
Issued in Lieu of Cash Distributions	519,774	49,510	504,574	48,523
Redeemed	(1,945,383)	(186,197)	(2,272,830)	(216,381)
Net Increase (Decrease)—Admiral Shares	1,244,648	119,242	350,524	32,877

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2018, that would require recognition or disclosure in these financial statements.

High-Yield Corporate Fund

Fund Profile
As of January 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWEHX	VWEAX
Expense Ratio[1]	0.23%	0.13%
30-Day SEC Yield	4.80%	4.90%

Financial Attributes
		High-Yield	Bloomberg
		Corporate	Barclays
		Composite	Aggregate
	Fund	Index	Bond Index
Number of Bonds	512	1,821	2,043
Yield to Maturity
(before expenses)	5.3%	5.3%	6.1%
Average Coupon	5.7%	5.8%	6.4%
Average Duration	4.3 years	4.0 years	3.9 years
Average Effective
Maturity	5.3 years	5.0 years	4.9 years
Short-Term
Reserves	2.2%	—	—

Sector Diversification (% of portfolio)
Basic Industry	6.6%
Capital Goods	8.8
Communication	20.9
Consumer Cyclical	9.5
Consumer Non-Cyclical	12.5
Energy	13.5
Finance	9.9
Other Industrial	0.6
Other Corporate	2.4
Technology	7.4
Transportation	1.3
Treasury/Agency	4.7
Utilities	1.9

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
		Bloomberg
	High-Yield	Barclays
	Corporate	Corporate
	Composite	High Yield
	Index	Index
R-Squared	0.97	0.94
Beta	0.89	0.73

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	6.6%
1 - 5 Years	25.1
5 - 10 Years	58.3
10 - 20 Years	4.0
20 - 30 Years	3.5
Over 30 Years	2.5

Distribution by Credit Quality (% of portfolio)

U.S. Government	4.5%
Baa	4.6
Ba	45.9
B	36.2
Caa	8.0
C	0.6
Not Rated	0.2

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in
Vanguard Market Liquidity Fund or Vanguard Municipal Cash
Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the expense ratios were 0.23% for Investor Shares and 0.13% for Admiral Shares.

High-Yield Corporate Fund

Investment Focus

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2008, Through January 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
High-Yield Corporate Fund Investor
Shares	6.19%	5.01%	6.92%	$19,521
High-Yield Corporate Composite Index	5.69	5.08	7.27	20,178
High Yield Funds Average	5.91	4.35	6.24	18,316
Bloomberg Barclays U.S. Corporate
High Yield Bond Index	6.60	5.62	8.24	22,078

For a benchmark description, see the Glossary.
High Yield Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
High-Yield Corporate Fund Admiral Shares	6.29%	5.12%	7.03%	$98,645
High-Yield Corporate Composite Index	5.69	5.08	7.27	100,891
Bloomberg Barclays U.S. Corporate High
Yield Bond Index	6.60	5.62	8.24	110,390

See Financial Highlights for dividend and capital gains information.

High-Yield Corporate Fund

Fiscal-Year Total Returns (%): January 31, 2008, Through January 31, 2018
				High-Yield
				Corporate
				Composite
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	6.83%	-23.02%	-16.19%	-14.77%
2010	10.36	22.32	32.68	34.94
2011	8.23	5.47	13.70	14.22
2012	7.35	0.69	8.04	6.68
2013	6.76	5.15	11.91	12.38
2014	5.84	-1.31	4.53	5.60
2015	5.55	-0.99	4.56	3.57
2016	5.23	-8.22	-2.99	-4.45
2017	6.07	7.36	13.43	16.01
2018	5.34	0.85	6.19	5.69
For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/27/1978	7.02%	5.11%	6.73%	0.09%	6.82%
Admiral Shares	11/12/2001	7.13	5.21	6.84	0.09	6.93

High-Yield Corporate Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
U. S. Government and Agency Obligations
U. S. Government Securities
	United States Treasury Note/Bond	1.000%	5/31/18	256,325	255,884	1.0%
1	United States Treasury Note/Bond	0.750%	8/31/18	250,000	248,595	1.0%
1	United States Treasury Note/Bond	0.875%	10/15/18	250,000	248,360	1.0%
	United States Treasury Note/Bond	1.125%	1/15/19	250,000	248,125	1.0%
2	United States Treasury Note/Bond	0.750%	2/28/18	125,000	124,941	0.5%
Total U.S. Government and Agency Obligations (Cost $1,128,318)					1,125,905	4.5%
Corporate Bonds
Finance
	Banking
3	Credit Suisse AG	6.250%	12/31/50	115,070	124,060	0.5%
3	UBS Group AG	6.875%	12/31/49	114,390	121,897	0.5%
	Banking—Other †				365,945	1.5%
	Finance Companies
[3,4]	AerCap Global Aviation Trust	6.500%	6/15/45	125,050	136,304	0.5%
	Navient Corp.	6.750%	6/25/25	164,585	172,403	0.7%
	Navient Corp.	6.500%	6/15/22	154,369	162,859	0.7%
	Navient Corp.	5.500%–7.250%	3/25/21–8/1/33	147,370	151,840	0.6%
	Finance Companies—Other †				354,401	1.4%
4	Insurance †				447,448	1.8%
	Other Finance
	Nationstar Mortgage LLC / Nationstar
	Capital Corp.	6.500%	7/1/21	64,905	65,554	0.2%
4	Other Finance—Other †				95,132	0.4%
	Real Estate Investment Trusts †				128,053	0.5%
					2,325,896	9.3%
Industrial
4	Basic Industry †				1,617,883	6.5%

High-Yield Corporate Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Capital Goods
4 Cemex SAB de CV	6.125%	5/5/25	111,200	118,706	0.5%
CNH Industrial NV	4.500%	8/15/23	107,785	112,231	0.4%
4 Flex Acquisition Co. Inc.	6.875%	1/15/25	127,475	130,981	0.5%
4 Standard Industries Inc.	6.000%	10/15/25	139,715	148,447	0.6%
United Rentals North
America Inc.	4.625%–5.875%	7/15/23–1/15/28	267,696	277,301	1.1%
4 Capital Goods—Other †				1,410,354	5.7%
Communication
4 Altice Financing SA	6.625%	2/15/23	58,671	59,404	0.2%
4 Altice Luxembourg SA	7.625%	2/15/25	40,000	36,700	0.2%
4 Altice US Finance I Corp.	5.500%	5/15/26	83,145	84,808	0.3%
4 CCO Holdings LLC / CCO
Holdings Capital Corp.	5.125%–5.875%	3/15/21–5/1/27	347,176	354,252	1.4%
4 Cequel Communications
Holdings I LLC / Cequel
Capital Corp.	5.125%	12/15/21	59,340	59,340	0.2%
Charter Communications Operating
LLC / Charter Communications
Operating Capital	6.484%	10/23/45	39,215	45,766	0.2%
4 CSC Holdings LLC	5.500%–8.625%	2/15/19–4/15/27	162,699	169,495	0.7%
DISH DBS Corp.	6.750%	6/1/21	152,345	159,581	0.6%
DISH DBS Corp.	5.875%	7/15/22	115,934	115,354	0.5%
DISH DBS Corp.	7.750%	7/1/26	106,630	109,829	0.4%
DISH DBS Corp.	5.000%–5.875%	3/15/23–11/15/24	131,726	124,428	0.5%
Liberty Interactive LLC	8.250%	2/1/30	126,903	139,593	0.6%
Netflix Inc.	5.875%	2/15/25	96,935	103,478	0.4%
4 Numericable Group SA	6.000%	5/15/22	47,955	46,996	0.2%
4 Numericable-SFR SA	7.375%	5/1/26	51,640	50,865	0.2%
4 SFR Group SA	6.250%	5/15/24	20,000	19,100	0.1%
Sprint Capital Corp.	6.875%	11/15/28	147,060	151,839	0.6%
Sprint Capital Corp.	8.750%	3/15/32	35,134	41,458	0.2%
4 Sprint Communications
Inc.	6.000%–7.000%	3/1/20–11/15/22	84,295	89,244	0.4%
Sprint Corp.	7.875%	9/15/23	300,264	317,529	1.3%
Sprint Corp.	7.125%–7.625%	6/15/24–2/15/25	125,517	128,629	0.5%
T-Mobile USA Inc.	5.375%	4/15/27	102,055	107,030	0.4%
Time Warner Cable LLC	5.500%–5.875%	11/15/40–9/1/41	52,896	55,093	0.2%
4 Univision Communications Inc.	5.125%	2/15/25	200,720	194,447	0.8%
Videotron Ltd.	5.000%	7/15/22	108,654	113,272	0.5%
Zayo Group LLC / Zayo
Capital Inc.	6.000%	4/1/23	104,300	108,863	0.4%
4 Communication—Other †				2,005,971	8.1%
Consumer Cyclical
4 Adient Global Holdings Ltd.	4.875%	8/15/26	129,577	128,443	0.5%
4 APX Group Inc.	8.875%	12/1/22	134,375	145,125	0.6%
4 CRC Escrow Issuer LLC / CRC
Finco Inc.	5.250%	10/15/25	125,781	125,152	0.5%
Goodyear Tire & Rubber Co.	4.875%	3/15/27	112,833	112,833	0.4%
Hilton Worldwide Finance LLC /
Hilton Worldwide Finance Corp.	4.625%	4/1/25	105,130	105,656	0.4%
4 Consumer Cyclical—Other †				1,606,629	6.5%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
	Consumer Noncyclical
	CHS/Community Health
	Systems Inc.	6.875%	2/1/22	173,590	123,249	0.5%
	CHS/Community Health
	Systems Inc.	6.250%	3/31/23	120,190	110,875	0.5%
	CHS/Community Health
	Systems Inc.	5.125%–7.125%	7/15/20–8/1/21	48,900	43,496	0.2%
	HCA Holdings Inc.	6.250%	2/15/21	27,980	29,799	0.1%
	HCA Inc.	6.500%	2/15/20	127,050	135,308	0.5%
	HCA Inc.	4.750%–7.690%	3/15/22–6/15/26	307,685	323,037	1.3%
4	Post Holdings Inc.	5.000%	8/15/26	120,825	117,804	0.5%
4	Post Holdings Inc.	5.500%–5.750%	3/1/25–1/15/28	130,721	131,529	0.5%
	Tenet Healthcare Corp.	4.375%	10/1/21	106,480	106,746	0.4%
4	Valeant Pharmaceuticals
	International Inc.	5.375%–9.000%	3/15/20–12/15/25	209,175	214,054	0.9%
4	VRX Escrow Corp.	6.125%	4/15/25	109,710	97,916	0.4%
4	West Street Merger Sub Inc.	6.375%	9/1/25	133,245	134,911	0.5%
4	Consumer Noncyclical—Other †				1,412,579	5.7%
	Energy
	Continental Resources Inc.	5.000%	9/15/22	110,959	112,623	0.5%
	Continental Resources
	Inc.	3.800%–4.900%	4/15/23–6/1/44	115,771	116,041	0.5%
4	Continental Resources Inc.	4.375%	1/15/28	73,530	73,254	0.3%
[4,5]	Diamond BC BV	5.625%	8/15/25	95,650	116,618	0.5%
	Energy Transfer Equity LP	5.500%	6/1/27	98,160	103,681	0.4%
	Energy Transfer Equity
	LP	4.250%–7.500%	10/15/20–1/15/24	218,861	231,687	0.9%
	Matador Resources Co.	6.875%	4/15/23	102,250	107,618	0.4%
	WPX Energy Inc.	5.250%	9/15/24	112,100	113,501	0.5%
4	Energy—Other †				2,546,238	10.2%
	Other Industrial
4	Brand Energy & Infrastructure
	Services Inc.	8.500%	7/15/25	103,655	107,801	0.5%
4	Other Industrial—Other †				54,874	0.2%
	Technology
	Alcatel-Lucent USA Inc.	6.450%–6.500%	1/15/28–3/15/29	141,560	152,877	0.6%
5	Equinix Inc.	2.875%	2/1/26	102,180	126,195	0.5%
4	First Data Corp.	7.000%	12/1/23	181,545	191,076	0.8%
4	First Data Corp.	5.750%	1/15/24	131,820	136,104	0.6%
4	First Data Corp.	5.000%–5.375%	8/15/23–1/15/24	122,050	125,712	0.5%
[6,7]	First Data Corp. Bank Loan	3.810%	7/8/22	20,495	20,617	0.1%
	Infor US Inc.	6.500%	5/15/22	97,200	100,359	0.4%
	Nokia Oyj	4.375%	6/12/27	29,825	28,899	0.1%
	Nokia Oyj	6.625%	5/15/39	117,400	129,433	0.5%
4	Technology—Other †				943,618	3.8%
4	Transportation †				332,560	1.3%
					19,984,794	80.4%
Utilities
	Electric
	AES Corp.	5.500%	3/15/24	139,956	144,854	0.6%
4	Electric—Other †				272,401	1.1%
					417,255	1.7%
Total Corporate Bonds (Cost $22,188,951)					22,727,945	91.4%
[4]Sovereign Bonds (Cost $58,395) †					58,102	0.2%

High-Yield Corporate Fund

				Market	Percentage
				Value•	of Net
	Coupon		Shares	($000)	Assets
Preferred Stocks
GMAC Capital Trust I Pfd.
(Cost $123,777)	7.624%		4,743,200	123,276	0.5%
Common Stocks
[8]Utilities †				41,520	0.2%
Total Common Stocks (Cost $41,520)				41,520	0.2%

			Face
		Maturity	Amount
		Date	($000)
Temporary Cash Investments
Repurchase Agreements
Bank of America Securities, LLC
(Dated 1/31/18, Repurchase
Value $143,505,000, collateralized
by Federal Home Loan Mortgage
Corp. 4.000%, 12/1/47, and
Federal National Mortgage
Assn. 3.500%, 1/1/48,
with a value of $146,370,000)	1.360%	2/1/18	143,500	143,500	0.6%
Bank of Montreal (Dated 1/31/18,
Repurchase Value $20,001,000,
collateralized by U.S. Treasury Bill
0.000%, 2/15/18–10/11/18, and
U.S. Treasury Note/Bond
1.500%–7.875%, 8/15/20–5/15/46,
with a value of $20,400,000)	1.300%	2/1/18	20,000	20,000	0.1%
RBC Capital Markets LLC
(Dated 1/31/18, Repurchase Value
$262,110,000, collateralized by
Federal Home Loan Mortgage Corp.
2.500%–4.500%, 6/1/32–1/1/48,
Federal National Mortgage Assn.
2.500%–4.500%, 10/1/28–12/1/47,
and Government National Mortgage
Assn. 4.500%–5.000%,
1/15/47–6/15/47, with a value
of $267,342,000)	1.310%	2/1/18	262,100	262,100	1.0%
TD Securities (USA) LLC (Dated
1/31/18, Repurchase Value
$126,305,000, collateralized by
Federal Home Loan Mortgage
Corp. 4.000%, 3/1/47, and
Federal National Mortgage
Assn. 4.500%, 5/1/47, with a
value of $128,826,000)	1.310%	2/1/18	126,300	126,300	0.5%
				551,900	2.2%
Total Temporary Cash Investments (Cost $551,900)				551,900	2.2%
Total Investments (Cost $24,092,861)				24,628,648	99.0%

High-Yield Corporate Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	1,352
Receivables for Investment Securities Sold	52,571
Receivables for Accrued Income	340,506
Receivables for Capital Shares Issued	24,541
Variation Margin Receivable—Swap Contracts	14
Unrealized Appreciation—Forward Currency Contracts	—
Other Assets	667
Total Other Assets	419,651	1.7%
Liabilities
Payables for Investment Securities Purchased	(89,711)
Payables for Capital Shares Redeemed	(29,140)
Payables to Investment Advisor	(1,821)
Payables for Distributions	(21,255)
Payables to Vanguard	(23,491)
Unrealized Depreciation—Forward Currency Contracts	(554)
Other Liabilities	(15,390)
Total Liabilities	(181,362)	(0.7%)
Net Assets	24,866,937	100.0%

At January 31, 2018, net assets consisted of:
		Amount
		($000)
Paid-in Capital		24,699,267
Undistributed Net Investment Income		2,223
Accumulated Net Realized Losses		(375,458)
Unrealized Appreciation (Depreciation)
Investment Securities		535,787
Swap Contracts		5,528
Forward Currency Contracts		(554)
Foreign Currencies		144
Net Assets		24,866,937

Investor Shares—Net Assets
Applicable to 701,243,166 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		4,145,923
Net Asset Value Per Share—Investor Shares		$5.91

High-Yield Corporate Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 3,504,761,036 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	20,721,014
Net Asset Value Per Share—Admiral Shares	$5.91

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $9,001,000 have been segregated as collateral for open forward currency contracts.
2 Securities with a value of $26,163,000 have been segregated as initial margin for open cleared swap contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2018, the aggregate value of these securities was $8,951,713,000, representing 36.0% of net assets.
5 Face amount denominated in euro.
6 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
7 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2018, the aggregate value of these securities was $346,428,000, representing 1.4% of net assets.
8 Certain of the fund’s securities are valued using significant unobservable inputs.

High-Yield Corporate Fund

Derivative Financial Instruments Outstanding as of Period End

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Citibank, N.A.	2/28/18	USD	365,028	EUR	293,931	(507)
Goldman Sachs International	2/28/18	USD	49,779	GBP	35,059	(47)
J.P. Morgan Securities LLC	2/28/18	USD	4,891	EUR	3,933	—
						(554)
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

Centrally Cleared Credit Default Swaps
			Periodic
			Premium		Unrealized
			Received		Appreciation
	Termination	Notional Amount	(Paid)[1]	Value	(Depreciation)
Reference Entity	Date	(000)	(%)	($000)	($000)
Credit Protection Sold
CDX-NA-HY-29-V1-5Y	12/20/22	USD 550,000	5.000	46,021	5,528
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open swap contracts is generally treated the same for financial reporting and tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Operations

Year Ended
January 31, 2018
($000)
Investment Income
Income
Dividends	8,291
Interest	1,282,768
Total Income	1,291,059
Expenses
Investment Advisory Fees—Note B	7,046
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,162
Management and Administrative—Admiral Shares	17,217
Marketing and Distribution—Investor Shares	756
Marketing and Distribution—Admiral Shares	1,577
Custodian Fees	171
Auditing Fees	44
Shareholders’ Reports and Proxy—Investor Shares	508
Shareholders’ Reports and Proxy—Admiral Shares	606
Trustees’ Fees and Expenses	39
Total Expenses	35,126
Expenses Paid Indirectly	(109)
Net Expenses	35,017
Net Investment Income	1,256,042
Realized Net Gain (Loss)
Investment Securities Sold	56,092
Swap Contracts	29,876
Foreign Currencies and Forward Currency Contracts	(33,152)
Realized Net Gain (Loss)	52,816
Change in Unrealized Appreciation (Depreciation)
Investment Securities	113,811
Swap Contracts	2,732
Foreign Currencies and Forward Currency Contracts	1,702
Change in Unrealized Appreciation (Depreciation)	118,245
Net Increase (Decrease) in Net Assets Resulting from Operations	1,427,103

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,256,042	1,074,915
Realized Net Gain (Loss)	52,816	(149,840)
Change in Unrealized Appreciation (Depreciation)	118,245	1,459,751
Net Increase (Decrease) in Net Assets Resulting from Operations	1,427,103	2,384,826
Distributions
Net Investment Income
Investor Shares	(218,764)	(214,154)
Admiral Shares	(1,029,787)	(868,161)
Realized Capital Gain[1]
Investor Shares	—	(1,361)
Admiral Shares	—	(5,788)
Total Distributions	(1,248,551)	(1,089,464)
Capital Share Transactions
Investor Shares	46,679	191,308
Admiral Shares	2,859,755	3,508,168
Net Increase (Decrease) from Capital Share Transactions	2,906,434	3,699,476
Total Increase (Decrease)	3,084,986	4,994,838
Net Assets
Beginning of Period	21,781,951	16,787,113
End of Period[2]	24,866,937	21,781,951

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $7,150,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,223,000 and $3,503,000.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$5.86	$5.46	$5.98	$6.04	$6.12
Investment Operations
Net Investment Income	. 309[1]	.315	.327	.331	.348
Net Realized and Unrealized Gain (Loss)
on Investments	. 048	. 404	(. 495)	(. 059)	(. 080)
Total from Investment Operations	.357	.719	(.168)	.272	.268
Distributions
Dividends from Net Investment Income	(. 307)	(. 317)	(. 323)	(. 332)	(. 348)
Distributions from Realized Capital Gains	—	(.002)	(.029)	—	—
Total Distributions	(. 307)	(. 319)	(. 352)	(. 332)	(. 348)
Net Asset Value, End of Period	$5.91	$5.86	$5.46	$5.98	$6.04
Total Return[2]	6.19%	13.43%	-2.99%	4.56%	4.53%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,146	$4,064	$3,604	$4,176	$4,394
Ratio of Total Expenses to Average Net Assets	0.23%	0.23%	0.23%	0.23%	0.23%
Ratio of Net Investment Income to
Average Net Assets	5.20%	5.48%	5.61%	5.46%	5.76%
Portfolio Turnover Rate	27%	26%	34%	35%	28%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$5.86	$5.46	$5.98	$6.04	$6.12
Investment Operations
Net Investment Income	. 314[1]	.320	.333	.337	.354
Net Realized and Unrealized Gain (Loss)
on Investments	. 049	. 404	(. 495)	(. 059)	(. 080)
Total from Investment Operations	.363	.724	(.162)	.278	.274
Distributions
Dividends from Net Investment Income	(. 313)	(. 322)	(. 329)	(. 338)	(. 354)
Distributions from Realized Capital Gains	—	(.002)	(.029)	—	—
Total Distributions	(. 313)	(. 324)	(. 358)	(. 338)	(. 354)
Net Asset Value, End of Period	$5.91	$5.86	$5.46	$5.98	$6.04
Total Return[2]	6.29%	13.54%	-2.90%	4.66%	4.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,721	$17,718	$13,183	$12,879	$11,962
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	5.30%	5.58%	5.71%	5.56%	5.86%
Portfolio Turnover Rate	27%	26%	34%	35%	28%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

High-Yield Corporate Fund

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated.

The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2018, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference

High-Yield Corporate Fund

issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each

High-Yield Corporate Fund

contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2018, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 2% and 0% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2018, or at any time during the period then ended.

High-Yield Corporate Fund

9. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2018, the investment advisory fee represented an effective annual rate of 0.03% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2018, the fund had contributed to Vanguard capital in the amount of $1,352,000, representing 0.01% of the fund’s net assets and 0.54% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2018, custodian fee offset arrangements reduced the fund’s expenses by $109,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

High-Yield Corporate Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,125,905	—
Corporate Bonds	—	22,727,945	—
Sovereign Bonds	—	58,102	—
Preferred Stocks	—	123,276	—
Common Stocks	—	—	41,520
Temporary Cash Investments	—	551,900	—
Forward Currency Contracts—Assets	—	—[1]	—
Forward Currency Contracts—Liabilities	—	(554)	—
Swap Contracts—Assets [2]	14	—	—
Total	14	24,586,574	41,520
1 Amount is less than $500.
2 Represents variation margin on the last day of the reporting period.

F. At January 31, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Currency	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Swap Contracts	—	14	14
Unrealized Appreciation—Forward Currency Contracts	—	—	—
Total Assets	—	14	14

Unrealized Depreciation—Forward Currency Contracts	(554)	—	(554)
Total Liabilities	(554)	—	(554)

High-Yield Corporate Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2018, were:

	Currency	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Forward Currency Contracts	(34,857)	—	(34,857)
Swap Contracts	—	29,876	29,876
Realized Net Gain (Loss) on Derivatives	(34,857)	29,876	(4,981)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Forward Currency Contracts	1,578	—	1,578
Swap Contracts	—	2,732	2,732
Change in Unrealized Appreciation (Depreciation) on Derivatives	1,578	2,732	4,310

G. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $24,381,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund used capital loss carryforwards of $61,587,000 to offset taxable capital gains realized during the year ended January 31, 2018. For tax purposes, at January 31, 2018, the fund had available capital losses totaling $371,912,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2018, the cost of investment securities for tax purposes was $24,092,861,000.

Net unrealized appreciation of investment securities for tax purposes was $535,787,000, consisting of unrealized gains of $794,636,000 on securities that had risen in value since their purchase and $258,849,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended January 31, 2018, the fund purchased $7,813,798,000 of investment securities and sold $5,715,796,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $497,236,000 and $0, respectively.

High-Yield Corporate Fund

I. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,286,829	216,908	1,127,295	196,779
Issued in Lieu of Cash Distributions	184,725	31,077	182,281	31,696
Redeemed	(1,424,875)	(240,139)	(1,118,268)	(194,998)
Net Increase (Decrease)—Investor Shares	46,679	7,846	191,308	33,477
Admiral Shares
Issued	5,636,834	950,227	5,533,547	963,223
Issued in Lieu of Cash Distributions	768,182	129,231	619,169	107,538
Redeemed	(3,545,261)	(597,975)	(2,644,548)	(461,617)
Net Increase (Decrease)—Admiral Shares	2,859,755	481,483	3,508,168	609,144

J. Management has determined that no material events or transactions occurred subsequent to January 31, 2018, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets—investments summary of Vanguard Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund (four of the funds constituting Vanguard Fixed Income Securities Funds, hereafter collectively referred to as the “Funds”) as of January 31, 2018, the related statements of operations for the year ended January 31, 2018, the statements of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2018 and each of the financial highlights for each of the five years in the period ended January 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2017 tax information (unaudited) for Vanguard Short-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 68.9% of income dividends are interest-related dividends.

Special 2017 tax information (unaudited) for Vanguard Intermediate-Term
Investment-Grade Fund

This information for the fiscal year ended January 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 73.4% of income dividends are interest-related dividends.

Special 2017 tax information (unaudited) for Vanguard Long-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $236,135,000 as capital gain dividends (20% rate gain distributions)
to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 72.5% of income dividends are interest-related dividends.

Special 2017 tax information (unaudited) for Vanguard High-Yield Corporate Fund

This information for the fiscal year ended January 31, 2018, is included pursuant to provisions of the
Internal Revenue Code.

For nonresident alien shareholders, 78.2% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2017	1/31/2018	Period
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$997.55	$1.01
Admiral Shares	1,000.00	998.05	0.50
Institutional Shares	1,000.00	998.20	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$992.04	$1.00
Admiral Shares	1,000.00	992.54	0.50
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.97	$1.07
Admiral Shares	1,000.00	1,024.47	0.61
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,011.73	$1.17
Admiral Shares	1,000.00	1,012.24	0.66
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.85	0.36
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.60	0.61
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,024.05	$1.17
Admiral Shares	1,000.00	1,024.55	0.66

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for
Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the
Long-Term Investment-Grade Fund, 0.21% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.23% for
Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For the three investment-grade funds, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. For the High-Yield Corporate Fund, credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

High-Yield Corporate Composite Index: Consists of 95% Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index.

Spliced Core Bond Funds Average: Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Core Bond Funds Average thereafter.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of
Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited
(BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. 1–5
Year Credit Bond Index, Bloomberg Barclays U.S. 5–10 Year Credit Bond Index, Bloomberg Barclays U.S. Long Credit A or
Better Bond Index, and High-Yield Corporate Composite Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Corporate Bond Funds and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Corporate Bond Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the
Corporate Bond Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Corporate Bond Funds or the owners of the Corporate Bond Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Corporate Bond Funds. Investors acquire the Corporate Bond Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Corporate Bond Funds. The Corporate Bond Funds are not sponsored, endorsed, sold or promoted by
Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Corporate Bond Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Corporate Bond Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Corporate Bond
Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Corporate Bond Funds or any other third party into consideration in determining, composing or calculating the Indices.
Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Corporate Bond Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Corporate Bond Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Corporate Bond Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD
PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY
DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER
BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY
THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS
INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED
WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR
A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED
THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO
CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG
NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED
PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL
BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL
DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE
OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE CORPORATE
BOND FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays
Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 201 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Mr. McNabb has served as chairman of the board of Vanguard and of each of the investment companies served by Vanguard since January 2010; as a trustee of each of the investment companies served by Vanguard since 2009; and as director of Vanguard since 2008. Mr. McNabb served as chief executive officer and president of Vanguard and each of the investment companies served by Vanguard from 2008 to 2017 and as a managing director of Vanguard from 1995 to 2008. Mr. McNabb also serves as a director of Vanguard Marketing Corporation. He was born in 1957.

Mortimer J. Buckley

Mr. Buckley has served as chief executive officer of Vanguard since January 2018; as chief executive officer, president, and trustee of each of the investment companies served by Vanguard since January 2018; and as president and director of Vanguard since 2017. Previous positions held by Mr. Buckley at Vanguard include chief investment officer (2013–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006). Mr. Buckley also served as chairman of the board of the Children’s Hospital of Philadelphia from 2011 to 2017. He was born in 1969.

Independent Trustees

Emerson U. Fullwood

Mr. Fullwood has served as trustee since July 2008. Mr. Fullwood is the former executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Previous positions held at Xerox by Mr. Fullwood include president of the Worldwide Channels Group, president of Latin America, executive chief staff officer of Developing Markets, and president of Worldwide Customer Services. Mr. Fullwood is the executive in residence at the Rochester Institute of Technology, where he was the 2009–2010 Distinguished Minett Professor. Mr. Fullwood serves as lead director of SPX FLOW, Inc. (multi-industry manufacturing); director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College; and a trustee of the University of Rochester. He was born in 1948.

Amy Gutmann

Dr. Gutmann has served as trustee since June 2006. Dr. Gutmann has served as the president of the University of Pennsylvania since 2004. She is the Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Dr. Gutmann also serves as a trustee of the National Constitution Center. She was born in 1949.

JoAnn Heffernan Heisen

Ms. Heisen has served as trustee since July 1998. Ms. Heisen is the former corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and a former member of its executive committee (1997–2008). During her tenure at Johnson & Johnson, Ms. Heisen held multiple roles, including: chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991). Ms. Heisen serves as a director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation and as a member of the advisory board of the Institute for Women’s Leadership at Rutgers University. She was born in 1950.

F. Joseph Loughrey

Mr. Loughrey has served as trustee since October 2009. Mr. Loughrey is the former president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Mr. Loughrey serves as chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; as a director of the V Foundation for Cancer Research; and as a member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. He was born in 1949.

Mark Loughridge

Mr. Loughridge has served as trustee since March 2012. Mr. Loughridge is the former senior vice president and chief financial officer (retired 2013) at IBM (information technology services). Mr. Loughridge also served as a fiduciary member of IBM’s retirement plan committee (2004–2013). Previous positions held by Mr. Loughridge at IBM include senior vice president and general manager of Global Financing (2002–2004), vice president and controller (1998–2002), and a variety of management roles. Mr. Loughridge serves as a member of the Council on Chicago Booth. He was born in 1953.

Scott C. Malpass

Mr. Malpass has served as trustee since March 2012. Mr. Malpass has served as chief investment officer since 1989 and as vice president since 1996 at the University of Notre Dame. Mr. Malpass serves as an assistant professor of finance at the Mendoza College of Business at the University of Notre Dame and is a member of the Notre Dame 403(b) investment committee. Mr. Malpass also serves as chairman of the board of TIFF Advisory Services, Inc.; as a member of the board of Catholic Investment Services, Inc. (investment advisors); as a member of the board of advisors for Spruceview Capital Partners; and as a member of the board of superintendence of the Institute for the Works of Religion. He was born in 1962.

Deanna Mulligan

Ms. Mulligan has served as trustee since January 2018. Ms. Mulligan has served as president since 2010 and chief executive officer since 2011 at The Guardian Life Insurance Company of America. Previous positions held by Ms. Mulligan at The Guardian Life Insurance Company of America include chief operating officer (2010–2011) and executive vice president of Individual Life and Disability (2008–2010). Ms. Mulligan serves as a board member of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. She also serves as a trustee of the Economic Club of New York and the Bruce Museum (arts and science) and as a member of the Advisory Council for the Stanford Graduate School of Business. She was born in 1963.

André F. Perold

Dr. Perold has served as trustee since December 2004. Dr. Perold is the George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Dr. Perold serves as chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Dr. Perold also serves as an overseer of the Museum of Fine Arts Boston. He was born in 1952.

Sarah Bloom Raskin

Ms. Raskin has served as trustee since January 2018. Ms. Raskin served as deputy secretary of the United States Department of the Treasury (2014–2017), as a governor of the Federal Reserve Board (2010–2014), and as commissioner of financial regulation of the State of Maryland (2007–2010). Ms. Raskin also served as a member of the Neighborhood Reinvestment Corporation’s board of directors (2012–2014). Ms. Raskin serves as a director of i(x) Investments, LLC. She was born in 1961.

Peter F. Volanakis

Mr. Volanakis has served as trustee since July 2009. Mr. Volanakis is the retired president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and a former director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Mr. Volanakis served as a director of SPX Corporation (multi-industry manufacturing) (2012) and as an overseer of the Amos Tuck School of Business Administration at Dartmouth College (2001–2013). Mr. Volanakis serves as chairman of the board of trustees of Colby-Sawyer College and is a member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables). He was born in 1955.

Executive Officers

Glenn Booraem

Mr. Booraem, a principal of Vanguard, has served as investment stewardship officer of each of the investment companies served by Vanguard since February 2017. Mr. Booraem served as treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard. He was born in 1967.

Christine M. Buchanan

Ms. Buchanan, a principal of Vanguard, has served as treasurer of each of the investment companies served by Vanguard since November 2017. She also serves as global head of Fund Administration at Vanguard. Ms. Buchanan served as a partner at KPMG LLP (audit, tax, and advisory services) (2005–2017). She was born in 1970.

Thomas J. Higgins

Mr. Higgins, a principal of Vanguard, has served as chief financial officer of each of the investment companies served by Vanguard since 2008. Mr. Higgins served as treasurer of each of the investment companies served by Vanguard (1998–2008). He was born in 1957.

Peter Mahoney

Mr. Mahoney, a principal of Vanguard, has served as controller of each of the investment companies served by Vanguard since May 2015. Mr. Mahoney served as head of International Fund Services at Vanguard (2008–2014). He was born in 1974.

Anne E. Robinson

Ms. Robinson has served as general counsel of Vanguard since September 2016; as secretary of Vanguard and of each of the investment companies served by Vanguard since September 2016; as director and senior vice president of Vanguard Marketing Corporation since September 2016; and as a managing director of Vanguard since August 2016. Ms. Robinson served as managing director and general counsel of Global Cards and Consumer Services at Citigroup (2014–2016). She served as counsel at American Express (2003–2014). She was born in 1970.

Michael Rollings

Mr. Rollings, a managing director of Vanguard since June 2016, has served as finance director of each of the investment companies served by Vanguard since November 2017 and as a director of Vanguard Marketing Corporation since June 2016. Mr. Rollings served as treasurer of each of the investment companies served by Vanguard from February 2017 to November 2017. He also served as the executive vice president and chief financial officer of MassMutual Financial Group (2006–2016). He was born in 1963.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollins
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® >	vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q390 032018

Annual Report | January 31, 2018

Vanguard Ultra-Short-Term Bond Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisor’s Report.	5
Results of Proxy Voting.	8
Fund Profile.	9
Performance Summary.	10
Financial Statements.	12
About Your Fund’s Expenses.	45
Glossary.	47

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended January 31, 2018, Vanguard Ultra-Short-Term Bond Fund returned 1.17% for Investor Shares and 1.26% for Admiral Shares. The fund’s benchmark returned 0.63% and the average return of the fund’s peers was 1.26%.

• The benchmark index consists of a single bond (the most recently issued 1-year U.S. Treasury note). The fund, however, holds a broadly diversified portfolio of about 700 securities.

• During the period, yields on short-term securities rose as the Federal Reserve increased interest rates three times. Intermediate- and long-term rates, which are affected by market expectations for growth and inflation, experienced smaller changes.

• The fund benefited from buying corporate bonds and commercial paper at depressed prices during the period. These positions were spread across a wide array of sectors.

Total Returns: Fiscal Year Ended January 31, 2018
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Ultra-Short-Term Bond Fund
Investor Shares	1.90%	1.45%	-0.28%	1.17%
Admiral™ Shares	2.00	1.54	-0.28	1.26
Bloomberg Barclays U.S. Treasury Bellwethers: 1
Year Index				0.63
Ultra-Short Obligations Funds Average				1.26

Ultra-Short Obligations Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Ultra-Short-Term Bond Fund	0.20%	0.12%	0.51%

The fund expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the fund’s expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Ultra-Short Obligations Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

When you start a new job, it’s natural to reflect on both the past and the future. And so it is in my case, having begun my service as just the fourth chief executive in Vanguard’s history.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio

2

from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my new role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	25.84%	14.28%	15.72%
Russell 2000 Index (Small-caps)	17.18	12.12	13.33
Russell 3000 Index (Broad U.S. market)	25.16	14.11	15.53
FTSE All-World ex US Index (International)	29.63	10.20	7.48

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.15%	1.14%	2.01%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.52	1.97	2.69
Citigroup Three-Month U.S. Treasury Bill Index	0.91	0.41	0.25

CPI
Consumer Price Index	2.07%	1.98%	1.48%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

3

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
February 15, 2018

4

Advisor’s Report

For the 12 months ended January 31, 2018, Vanguard Ultra-Short-Term Bond Fund returned 1.17% for Investor Shares and 1.26% for Admiral Shares. The fund’s benchmark, the Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index, which consists of a single 1-year U.S. Treasury note, returned 0.63%. The average return of peer funds was 1.26%.

Investment environment

Anticipation of higher infrastructure spending, deregulation, and tax cuts under a new presidential administration contributed to strong stock market returns during the fund’s fiscal year. While political debates waylaid much of the administration’s agenda, tax legislation ultimately was passed in December 2017. The economy remained strong and inflation remained subdued. Many stock market indexes reached record highs as companies posted strong profits.

The Federal Reserve under Chair Janet Yellen also viewed the U.S. economy as healthy. It raised short-term interest rates three times in 2017, pushing its target range for the federal funds rate to 1.25%–1.5%. It also began to reduce the $4.5 trillion balance sheet it had amassed as part of a stimulus package during the 2007–2009 recession. All were signals that the central bank was intent on normalizing monetary policy.

The Fed’s decisions were supported by solid economic readings. The U.S. economy made up for a sluggish start to the year with stronger growth later. For 2017, the gross domestic product grew at a rate of 2.3%, up from 1.5% in 2016. The unemployment rate continued to fall, hovering at 4.1% at the end of the fiscal year compared with 4.8% at the beginning. Wage growth remained softer

Yields of U.S. Treasury Securities
	January 31,	January 31,
Maturity	2017	2018
2 years	1.21%	2.14%
3 years	1.46	2.29
5 years	1.91	2.52
10 years	2.45	2.71
30 years	3.06	2.94
Source: Vanguard.

5

than expected for much of the period while inflation expectations drifted lower before ending the year on an upward track.

Fed action contributed to the significant increase in short-term yields. The 2-year Treasury note rose 93 basis points over the period to 2.14% and the 5-year note rose 61 basis points to 2.52%. Changes were smaller for longer-term yields, which are affected more by market expectations for growth and inflation. The yield of the bellwether 10-year Treasury note was lower than where it started for a good part of the year, but finished 26 basis points higher at 2.71%. (A basis point is one-hundredth of a percentage point.)

Continued growth in business revenue and earnings, a reduction in corporate tax rates, and investor thirst for yield all supported demand for investment-grade corporate bonds. The average yield of those securities over Treasuries tightened to 86 basis points at the end of the period from 121 basis points at the beginning. By maturity, long-dated bonds significantly outperformed. By credit quality, the picture was more nuanced, but BBB-rated bonds generally fared best among investment-grade securities.

Management of the fund

Your fund is supported by the full resources of Vanguard’s Fixed Income Group: its credit analysts, risk managers, and bond traders. We use the same investment philosophy and processes that are in place at Vanguard’s other actively managed taxable bond funds. This includes investing in a diversified array of securities, including Treasury, agency, corporate, and asset-backed bonds, in our quest to provide income while maintaining limited price volatility.

A majority of the fund’s holdings have an expected maturity of three years or less, and we typically hold those bonds until they mature. We strive to maintain the fund’s duration (a measure of the sensitivity of bond, and bond mutual fund, prices to changes in interest rates) at or near one year. That duration is in line with the fund’s 1-year Treasury benchmark.

We seek to add value versus the fund’s benchmark through asset allocation and security selection. The choices we make in allocation by issuer, sector, and credit quality can lead to over- and underper-formance relative to the benchmark.

Throughout the period, we used the fund’s liquidity to our advantage, buying corporate bonds and commercial paper at depressed prices. These securities were of lesser credit quality but still investment-grade and represented a wide array of sectors, including industrials, utilities, and financial services. In general, these positions worked in the fund’s favor, allowing us to generate extra yield without taking on excessive risk.

The fund also continued to generate positive returns from its positions in asset-backed securities (ABS). The ABS were backed primarily by automobile loans and credit card accounts.

6

Outlook

In spite of long-term structural challenges—including the pace of productivity growth, demographic trends, and the impact of new technologies—the U.S. economy is on track to break above its estimated long-term potential growth rate to around 2.5% in 2018.

The unemployment rate has fallen to its lowest level since 2000 and is likely to move even lower. While it’s taken longer than expected, we’ve seen indications that the tight labor market is putting some upward pressure on wages. That, along with stable and broader global growth, may well lead to a cyclical upswing in inflation, a scenario the financial markets are now beginning to price in. Recent weakness in the U.S. dollar is also likely to bolster core inflation metrics, albeit moderately and over the course of the next year. However, our long-term outlook, which calls for tepid inflation, remains unchanged.

That backdrop should provide justification for the Fed, now under the chairmanship of Jerome Powell, to raise the federal funds rate to at least 2% by the end of 2018. It will probably want to stick to the framework and timetable it has laid out for reductions in its balance sheet, barring unexpected economic data or unintended consequences from tapering in the bond market.

Volatility has recently picked up from the very low levels we’ve been experiencing for some time, bringing with it more opportunities to take advantage of price dislocations in the market.

Rising inflation expectations seem to have been the trigger for the pickup, but other developments could also fuel volatility, including U.S. mid-term elections, stalled or scuttled trade negotiations, and flare-ups in geopolitical tensions.

In addition, as 2018 unfolds, we anticipate a convergence of monetary policy, with central banks adopting a less accommodative stance—some raising rates, some planning to raise rates, and some reducing quantitative easing.

While spreads have become very tight, U.S. corporate bonds could get some support from pension managers and life insurance companies that may be drawn back into the market for longer-term securities now that their yields have moved higher. U.S. corporates should also remain attractive to international investors given their yield advantage. The new U.S. tax law could also prove supportive to prices if the repatriation of profits results in reduced bond issuance.

It’s worth repeating that investors should look beyond short-term volatility and adhere to their long-term investment strategies. And keep in mind the silver lining in higher rates for long-term investors—coupon payments and proceeds from maturing bonds can be reinvested at higher rates.

Gregory S. Nassour, CFA, Principal
and Portfolio Manager

Samuel C. Martinez, CFA,
Portfolio Manager

Vanguard Fixed Income Group

February 12, 2018

7

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	13,797,659,368	374,742,595	97.4%
Emerson U. Fullwood	13,808,942,286	363,459,677	97.4%
Amy Gutmann	13,799,031,978	373,369,985	97.4%
JoAnn Heffernan Heisen	13,818,500,075	353,901,888	97.5%
F. Joseph Loughrey	13,816,747,083	355,654,880	97.5%
Mark Loughridge	13,824,483,242	347,918,721	97.5%
Scott C. Malpass	13,800,329,999	372,071,964	97.4%
F. William McNabb III	13,774,270,568	398,131,395	97.2%
Deanna Mulligan	13,816,630,219	355,771,744	97.5%
André F. Perold	13,628,951,260	543,450,703	96.2%
Sarah Bloom Raskin	13,806,213,368	366,188,595	97.4%
Peter F. Volanakis	13,807,988,460	364,413,503	97.4%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Ultra-Short-Term Bond Fund	88,135,713	3,529,491	2,770,401	20,613,247	76.6%

8

Ultra-Short-Term Bond Fund

Fund Profile
As of January 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VUBFX	VUSFX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	1.90%	2.00%

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	57.3%
1 - 3 Years	42.4
3 - 5 Years	0.2
5 - 7 Years	0.1

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		U.S.	Barclays
		Treasury	Aggregate
		Bellwethers:	Bond
	Fund	1 Year Index	Index
Number of Bonds	659	1	9,734
Yield to Maturity
(before expenses)	2.2%	1.9%	3.0%
Average Coupon	2.4%	0.0%	3.1%
Average Duration	0.9 years	1.0 years	6.1 years
Average Effective
Maturity	0.9 years	1.0 years	8.3 years
Short-Term
Reserves	7.0%	—	—

Distribution by Credit Quality (% of portfolio)

U.S. Government	3.7%
Aaa	38.2
Aa	10.9
A	18.8
Baa	19.7
Ba	1.2
Not Rated	7.5

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or
Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.
For more information about these ratings, see the Glossary entry for
Credit Quality.

Sector Diversification (% of portfolio)
Asset-Backed	42.6%
Commercial Mortgage-Backed	0.2
Finance	14.4
Foreign	5.4
Government Mortgage-Backed	0.2
Industrial	21.7
Treasury/Agency	3.0
Utilities	5.4
Other	0.1
Short-Term Reserves	7.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 26, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2018, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

9

Ultra-Short-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 24, 2015, Through January 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2018
		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/24/2015)	Investment
Ultra-Short-Term Bond Fund Investor
Shares	1.17%	0.93%	$10,276
Bloomberg Barclays U.S. Treasury
Bellwethers: 1 Year Index	0.63	0.62	10,184
Ultra-Short Obligations Funds Average	1.26	0.90	10,265
Bloomberg Barclays U.S. Aggregate
Bond Index	2.15	1.49	10,442

Ultra-Short Obligations Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $50,000
	Year	(2/24/2015)	Investment
Ultra-Short-Term Bond Fund Admiral Shares	1.26%	1.02%	$51,508
Bloomberg Barclays U.S. Treasury
Bellwethers: 1 Year Index	0.63	0.62	50,919
Bloomberg Barclays U.S. Aggregate Bond
Index	2.15	1.49	52,212

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

10

Ultra-Short-Term Bond Fund

Fiscal-Year Total Returns (%): February 24, 2015, Through January 31, 2018
				Bloomberg
				Barclays
				U.S. Treasury
				Bellwethers:
			Investor Shares	1 Year Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2016	0.54%	-0.10%	0.44%	0.48%
2017	1.03	0.10	1.13	0.71
2018	1.45	-0.28	1.17	0.63

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Investor Shares	2/24/2015	1.23%	1.01%	-0.06%	0.95%
Admiral Shares	2/24/2015	1.37	1.09	-0.06	1.03

11

Ultra-Short-Term Bond Fund

Financial Statements

Statement of Net Assets
As of January 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (3.1%)
U. S. Government Securities (2.0%)
	United States Treasury Note/Bond	1.500%	12/31/18	15,000	14,944
	United States Treasury Note/Bond	1.250%	4/30/19	50,000	49,531
1	United States Treasury Note/Bond	1.250%	5/31/19	400	396
1	United States Treasury Note/Bond	1.375%	7/31/19	200	198
	United States Treasury Note/Bond	1.500%	10/31/19	4,800	4,750
	United States Treasury Note/Bond	1.750%	11/30/19	200	198
	United States Treasury Note/Bond	1.875%	12/31/19	1,860	1,850
	United States Treasury Note/Bond	2.000%	1/31/20	1,100	1,097
					72,964
Agency Bonds and Notes (1.0%)
2	Federal Home Loan Banks	1.250%	6/8/18	7,500	7,492
2	Federal Home Loan Banks	0.625%	8/7/18	190	189
2	Federal Home Loan Banks	0.875%	10/1/18	5,000	4,971
2	Federal Home Loan Banks	1.750%	12/14/18	7,500	7,492
2	Federal Home Loan Banks	1.375%	5/28/19	500	496
2	Federal Home Loan Banks	0.875%	8/5/19	6,000	5,889
2	Federal Home Loan Banks	1.500%	10/21/19	1,200	1,187
3	Federal Home Loan Mortgage Corp.	0.875%	7/19/19	800	786
3	Federal Home Loan Mortgage Corp.	1.375%	8/15/19	1,000	989
3	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	300	296
3	Federal Home Loan Mortgage Corp.	1.500%	1/17/20	1,000	987
[1,3]	Federal National Mortgage Assn.	1.125%	7/20/18	500	499
3	Federal National Mortgage Assn.	0.875%	8/2/19	3,350	3,288
	Private Export Funding Corp.	4.375%	3/15/19	1,000	1,025
					35,586
Nonconventional Mortgage-Backed Securities (0.1%)
[3,4,5] Fannie Mae REMICS 2012-60E		1.961%	6/25/42	2,082	2,085
[3,4,5] Fannie Mae REMICS 2016-62		1.961%	9/25/46	1,132	1,136
[3,4,5] Fannie Mae REMICS 2016-93		1.911%	12/25/46	2,799	2,801
					6,022
Total U. S. Government and Agency Obligations (Cost $115,050)					114,572

12

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities (42.2%)
4	Ally Auto Receivables Trust 2014-1	2.040%	12/15/19	12,290	12,292
4	Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	219	219
4	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	40	40
4	Ally Auto Receivables Trust 2015-2	1.490%	11/15/19	511	511
4	Ally Auto Receivables Trust 2016-1	1.470%	4/15/20	907	905
4	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	2,030	2,029
[4,5]	Ally Master Owner Trust Series 2017-2	1.899%	6/15/21	32,500	32,568
[4,5]	American Express Credit Account Master
	Trust 2008-2	2.819%	9/15/20	1,300	1,301
4	AmeriCredit Automobile Receivables Trust
	2013-5	2.290%	11/8/19	9	9
4	AmeriCredit Automobile Receivables Trust
	2015-3	1.540%	3/9/20	54	54
4	AmeriCredit Automobile Receivables Trust
	2015-3	2.080%	9/8/20	150	150
4	AmeriCredit Automobile Receivables Trust
	2015-3	2.730%	3/8/21	255	256
4	AmeriCredit Automobile Receivables Trust
	2015-3	3.340%	8/8/21	330	334
4	AmeriCredit Automobile Receivables Trust
	2016-1	1.810%	10/8/20	598	597
4	AmeriCredit Automobile Receivables Trust
	2016-1	2.890%	1/10/22	110	111
4	AmeriCredit Automobile Receivables Trust
	2016-2	1.600%	11/9/20	300	299
4	AmeriCredit Automobile Receivables Trust
	2016-2	2.210%	5/10/21	40	40
4	AmeriCredit Automobile Receivables Trust
	2016-2	2.870%	11/8/21	40	40
4	AmeriCredit Automobile Receivables Trust
	2016-2	3.650%	5/9/22	70	71
4	AmeriCredit Automobile Receivables Trust
	2016-3	1.370%	11/8/19	517	517
4	AmeriCredit Automobile Receivables Trust
	2016-4	1.340%	4/8/20	1,554	1,552
4	AmeriCredit Automobile Receivables Trust
	2016-4	1.530%	7/8/21	310	308
4	AmeriCredit Automobile Receivables Trust
	2016-4	2.410%	7/8/22	345	341
4	AmeriCredit Automobile Receivables Trust
	2017-1	1.510%	5/18/20	5,062	5,054
4	AmeriCredit Automobile Receivables Trust
	2017-2	1.650%	9/18/20	12,823	12,801
4	AmeriCredit Automobile Receivables Trust
	2017-3	1.690%	12/18/20	7,580	7,561
4	AmeriCredit Automobile Receivables Trust
	2017-4	1.830%	5/18/21	33,000	32,925
4	AmeriCredit Automobile Receivables Trust
	2017-4	2.040%	7/18/22	11,850	11,752
[4,6]	ARI Fleet Lease Trust 2015-A	1.670%	9/15/23	226	224
[4,6]	ARI Fleet Lease Trust 2017-A	1.910%	4/15/26	9,000	8,969
[4,6]	ARL Second LLC 2014-1A	2.920%	6/15/44	255	253

13

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,6]	Avis Budget Rental Car Funding AESOP LLC
	2013-1A	1.920%	9/20/19	150	150
[4,6]	Avis Budget Rental Car Funding AESOP LLC
	2013-2A	2.970%	2/20/20	8,555	8,596
4	BA Credit Card Trust 2015-A2	1.360%	9/15/20	850	849
4	BMW Vehicle Lease Trust 2016-2	1.230%	1/22/19	1,462	1,461
4	BMW Vehicle Lease Trust 2017-2	1.800%	2/20/20	11,000	10,969
4	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	7,650	7,609
[4,7]	Brazos Higher Education Authority Inc.
	Series 2011-1	2.262%	2/25/30	165	166
[4,5]	Cabela’s Credit Card Master Note Trust
	2016-1	2.409%	6/15/22	2,780	2,804
[4,6]	California Republic Auto Receivables Trust
	2015-4	2.040%	1/15/20	600	600
[4,6]	California Republic Auto Receivables Trust
	2015-4	2.580%	6/15/21	81	81
4	California Republic Auto Receivables Trust
	2016-2	1.560%	7/15/20	1,190	1,187
4	California Republic Auto Receivables Trust
	2016-2	1.830%	12/15/21	240	237
4	California Republic Auto Receivables Trust
	2017-1	1.550%	11/15/19	5,433	5,427
[4,6]	Canadian Pacer Auto Receiveable Trust
	A Series 2017	1.772%	12/19/19	8,000	7,978
[4,6]	Canadian Pacer Auto Receiveable Trust
	A Series 2017	2.050%	3/19/21	5,920	5,862
4	Capital Auto Receivables Asset Trust 2014-3	3.940%	4/20/23	500	505
4	Capital Auto Receivables Asset Trust 2015-1	2.100%	1/21/20	3,900	3,900
4	Capital Auto Receivables Asset Trust 2015-2	1.730%	9/20/19	339	339
4	Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	199	199
4	Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	500	500
4	Capital Auto Receivables Asset Trust 2016-1	1.980%	10/20/20	1,500	1,496
4	Capital Auto Receivables Asset Trust 2016-2	1.460%	6/22/20	1,912	1,906
4	Capital Auto Receivables Asset Trust 2016-3	1.360%	4/22/19	89	89
4	Capital Auto Receivables Asset Trust 2016-3	1.540%	8/20/20	70	70
4	Capital Auto Receivables Asset Trust 2016-3	2.350%	9/20/21	70	70
4	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	40	39
[4,6]	Capital Auto Receivables Asset Trust 2017-1	2.020%	8/20/21	6,670	6,614
4	Capital One Multi-Asset Execution Trust
	2015-A7	1.450%	8/16/21	2,100	2,092
[4,5]	Capital One Multi-Asset Execution Trust
	2016-A1	2.009%	2/15/22	4,190	4,208
[4,5,6] CARDS II Trust 2017-2		1.819%	10/17/22	35,000	35,012
4	CarMax Auto Owner Trust 2015-3	1.630%	5/15/20	693	691
4	CarMax Auto Owner Trust 2015-3	2.280%	4/15/21	73	73
4	CarMax Auto Owner Trust 2015-3	2.680%	6/15/21	95	95
4	CarMax Auto Owner Trust 2016-1	1.610%	11/16/20	922	918
4	CarMax Auto Owner Trust 2016-3	1.390%	5/17/21	5,000	4,952
4	CarMax Auto Owner Trust 2016-4	1.210%	11/15/19	5,365	5,356
4	CarMax Auto Owner Trust 2018-1	2.230%	5/17/21	11,300	11,292
[4,5]	Chase Issuance Trust 2013-A7	1.989%	9/15/20	1,000	1,002
4	Chase Issuance Trust 2015-A5	1.360%	4/15/20	400	400
[4,6]	Chesapeake Funding II LLC 2016-1A	2.110%	3/15/28	602	600
[4,6]	Chesapeake Funding II LLC 2016-2A	1.880%	6/15/28	1,690	1,685

14

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,6]	Chesapeake Funding II LLC 2017-3A	1.910%	8/15/29	20,000	19,863
[4,6]	Chesapeake Funding II LLC 2017-4	2.120%	11/15/29	18,000	17,883
[4,6]	Chrysler Capital Auto Receivables Trust
	2014-BA	3.440%	8/16/21	800	808
[4,6]	Chrysler Capital Auto Receivables Trust
	2015-BA	1.910%	3/16/20	635	635
[4,6]	Chrysler Capital Auto Receivables Trust
	2015-BA	3.260%	4/15/21	500	504
[4,6]	Chrysler Capital Auto Receivables Trust
	2016-AA	1.960%	1/18/22	1,110	1,106
[4,6]	Chrysler Capital Auto Receivables Trust
	2016-AA	2.880%	2/15/22	70	70
[4,6]	Chrysler Capital Auto Receivables Trust
	2016-AA	4.220%	2/15/23	570	580
[4,6]	Chrysler Capital Auto Receivables Trust
	2016-BA	1.360%	1/15/20	1,289	1,287
[4,6]	Chrysler Capital Auto Receivables Trust
	2016-BA	1.640%	7/15/21	40	40
4	Citigroup Commercial Mortgage Trust
	2013-GC11	1.987%	4/10/46	431	431
4	Citigroup Commercial Mortgage Trust
	2013-GC15	3.161%	9/10/46	967	971
[4,6]	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	266	267
[4,5,6] Colony American Homes 2014-1A		2.709%	5/17/31	124	124
[4,5,6] Colony American Homes 2014-1A		2.909%	5/17/31	100	100
[4,5,6] Colony American Homes 2014-2		2.909%	7/17/31	72	72
[4,5,6] Colony American Homes 2015-1A		2.754%	7/17/32	199	199
4	COMM 2013-CCRE10 Mortgage Trust	1.278%	8/10/46	78	78
4	COMM 2013-CCRE10 Mortgage Trust	2.972%	8/10/46	1,000	1,005
4	COMM 2013-CCRE13 Mortgage Trust	1.259%	11/10/46	31	31
4	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	786	789
4	COMM 2014-CCRE14 Mortgage Trust	1.330%	2/10/47	4	4
4	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	100	100
4	COMM 2014-CCRE16 Mortgage Trust	1.445%	4/10/47	24	24
4	COMM 2014-CCRE17 Mortgage Trust	1.275%	5/10/47	37	37
4	COMM 2014-CCRE18 Mortgage Trust	1.442%	7/15/47	92	92
4	COMM 2014-CCRE21 Mortgage Trust	1.494%	12/10/47	240	239
4	COMM 2014-UBS5 Mortgage Trust	1.373%	9/10/47	22	22
4	COMM 2015-CCRE25 Mortgage Trust	1.737%	8/10/48	266	263
[4,6]	Dell Equipment Finance Trust 2016-1	1.430%	9/24/18	548	548
[4,6]	Dell Equipment Finance Trust 2016-1	1.650%	7/22/21	2,000	1,996
[4,6]	Dell Equipment Finance Trust 2017-1	1.860%	6/24/19	3,500	3,497
[4,6]	Dell Equipment Finance Trust 2017-2	1.970%	2/24/20	10,170	10,138
[4,5]	Discover Card Execution Note Trust 2013-A1	1.859%	8/17/20	400	400
[4,5]	Discover Card Execution Note Trust 2015-A1	1.909%	8/17/20	2,196	2,196
4	Discover Card Execution Note Trust 2015-A3	1.450%	3/15/21	2,500	2,492
4	Discover Card Execution Note Trust 2016-A1	1.640%	7/15/21	1,000	996
[4,6]	DLL Securitization Trust Series 2017-A	1.890%	7/15/20	12,000	11,960
[4,6]	Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	111	111
[4,6]	Drive Auto Receivables Trust 2015-CA	3.010%	5/17/21	76	77
[4,6]	Drive Auto Receivables Trust 2015-CA	4.200%	9/15/21	145	147
[4,6]	Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	7,842	7,880
[4,6]	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	264	266
[4,6]	Drive Auto Receivables Trust 2016-BA	2.560%	6/15/20	114	114

15

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[4,6]	Drive Auto Receivables Trust 2016-BA	3.190%	7/15/22	10,570	10,631
[4,6]	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	2,200	2,257
[4,6]	Drive Auto Receivables Trust 2016-C	1.670%	11/15/19	130	129
[4,6]	Drive Auto Receivables Trust 2016-C	2.370%	11/16/20	1,110	1,111
[4,6]	Drive Auto Receivables Trust 2016-C	3.020%	11/15/21	7,500	7,550
[4,6]	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	1,240	1,266
4	Drive Auto Receivables Trust 2017-1	1.670%	5/15/19	4,721	4,720
4	Drive Auto Receivables Trust 2017-1	1.860%	3/16/20	920	920
4	Drive Auto Receivables Trust 2017-1	2.360%	3/15/21	28,500	28,508
4	Drive Auto Receivables Trust 2017-2	1.630%	8/15/19	7,588	7,586
4	Drive Auto Receivables Trust 2017-3	1.650%	8/15/19	8,770	8,766
4	Drive Auto Receivables Trust 2017-3	1.850%	4/15/20	9,200	9,183
4	Drive Auto Receivables Trust 2017-3	2.300%	5/17/21	10,620	10,604
4	Drive Auto Receivables Trust 2017-3	2.800%	7/15/22	7,120	7,123
[4,6]	Drive Auto Receivables Trust 2017-AA	1.770%	1/15/20	4,548	4,548
[4,6]	Drive Auto Receivables Trust 2017-BA	1.740%	6/17/19	10,539	10,538
[4,6]	Drive Auto Receivables Trust 2017-BA	2.200%	5/15/20	7,500	7,501
[4,6]	Enterprise Fleet Financing LLC Series 2015-1	1.300%	9/20/20	1	1
[4,6]	Enterprise Fleet Financing LLC Series 2015-2	1.590%	2/22/21	293	293
[4,6]	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	1,690	1,685
[4,6]	Enterprise Fleet Financing LLC Series 2016-1	1.830%	9/20/21	539	538
[4,6]	Enterprise Fleet Financing LLC Series 2016-2	1.740%	2/22/22	2,042	2,032
[4,6]	Enterprise Fleet Financing LLC Series 2017-1	2.130%	7/20/22	2,826	2,816
[4,6]	Enterprise Fleet Financing LLC Series 2017-2	1.970%	1/20/23	8,750	8,714
[4,6]	Enterprise Fleet Financing LLC Series 2017-3	2.130%	5/22/23	12,000	11,948
[4,5,6] Evergreen Credit Card Trust Series 2016-1		2.279%	4/15/20	4,665	4,671
[4,5,6] Evergreen Credit Card Trust Series 2016-3		2.059%	11/16/20	1,230	1,234
[4,5,6] Evergreen Credit Card Trust Series 2017-1		1.819%	10/15/21	14,000	13,953
[3,4,5] Fannie Mae Connecticut Avenue Securities
	2016-C04	3.011%	1/25/29	213	215
[3,4,5] Fannie Mae Connecticut Avenue Securities
	2016-C05	2.911%	1/25/29	511	517
[4,5]	First National Master Note Trust 2017-1	1.959%	4/18/22	4,360	4,369
[4,6]	Flagship Credit Auto Trust 2016-4	1.470%	3/16/20	1,965	1,962
[4,6]	Flagship Credit Auto Trust 2017-1	1.930%	12/15/21	6,520	6,510
[4,6]	Flagship Credit Auto Trust 2017-1	2.830%	3/15/23	3,000	3,001
[4,6]	Flagship Credit Auto Trust 2017-4	2.070%	4/15/22	18,761	18,677
4	Ford Credit Auto Lease Trust 2015-B	1.920%	3/15/19	490	490
4	Ford Credit Auto Lease Trust 2016-A	1.850%	7/15/19	500	500
4	Ford Credit Auto Lease Trust 2017-B	2.030%	12/15/20	9,210	9,149
[4,6]	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	9,200	9,197
[4,6]	Ford Credit Auto Owner Trust 2014-REV1	2.410%	11/15/25	800	800
[4,6]	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	1,700	1,698
4	Ford Credit Auto Owner Trust 2015-C	1.410%	2/15/20	498	497
4	Ford Credit Auto Owner Trust 2016-A	1.390%	7/15/20	1,008	1,004
4	Ford Credit Auto Owner Trust 2016-B	1.520%	8/15/21	700	690
4	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	160	158
4	Ford Credit Floorplan Master Owner Trust
	A Series 2014-2	2.310%	2/15/21	827	827
4	Ford Credit Floorplan Master Owner Trust
	A Series 2015-4	1.770%	8/15/20	1,400	1,398
[4,5]	Ford Credit Floorplan Master Owner Trust
	A Series 2016-1	2.459%	2/15/21	4,760	4,798

16

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
4	Ford Credit Floorplan Master Owner Trust
	A Series 2016-3	1.550%	7/15/21	3,520	3,482
[4,5]	Ford Credit Floorplan Master Owner Trust
	A Series 2016-4	2.089%	7/15/20	1,695	1,698
[4,5]	Ford Credit Floorplan Master Owner Trust
	A Series 2016-5	2.019%	11/15/21	8,000	8,041
[3,4,5] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA2	3.761%	10/25/28	232	236
[3,4,5] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA3	2.661%	12/25/28	49	49
[3,4,5] Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA3	3.561%	12/25/28	250	255
[4,6]	FRS I LLC 2013-1A	1.800%	4/15/43	21	21
[4,6]	FRS I LLC 2013-1A	3.080%	4/15/43	1,728	1,712
4	GM Financial Automobile Leasing Trust 2015-2	1.680%	12/20/18	1,229	1,229
4	GM Financial Automobile Leasing Trust 2015-2	2.420%	7/22/19	250	250
4	GM Financial Automobile Leasing Trust 2015-2	2.990%	7/22/19	120	120
4	GM Financial Automobile Leasing Trust 2015-3	1.690%	3/20/19	1,291	1,290
4	GM Financial Automobile Leasing Trust 2015-3	2.320%	11/20/19	50	50
4	GM Financial Automobile Leasing Trust 2015-3	2.980%	11/20/19	120	121
4	GM Financial Automobile Leasing Trust 2015-3	3.480%	8/20/20	2,144	2,154
4	GM Financial Automobile Leasing Trust 2016-1	1.790%	3/20/20	150	150
4	GM Financial Automobile Leasing Trust 2016-2	2.580%	3/20/20	240	238
4	GM Financial Automobile Leasing Trust 2016-3	1.350%	2/20/19	3,527	3,524
4	GM Financial Automobile Leasing Trust 2017-1	2.260%	8/20/20	1,800	1,793
4	GM Financial Automobile Leasing Trust 2017-2	2.020%	9/21/20	16,250	16,159
4	GM Financial Automobile Leasing Trust 2017-3	1.720%	1/21/20	4,820	4,797
4	GM Financial Automobile Leasing Trust 2017-3	2.010%	11/20/20	730	725
4	GM Financial Automobile Leasing Trust 2017-3	2.120%	9/20/21	660	654
4	GM Financial Automobile Leasing Trust 2017-3	2.400%	9/20/21	1,150	1,134
4	GM Financial Automobile Leasing Trust 2017-3	2.730%	9/20/21	450	443
[4,6]	GM Financial Consumer Automobile 2017-3A	1.970%	5/16/22	10,500	10,399
[4,6]	GMF Floorplan Owner Revolving Trust 2015-1	1.650%	5/15/20	450	450
[4,6]	GMF Floorplan Owner Revolving Trust 2015-1	1.970%	5/15/20	820	819
[4,5,6] GMF Floorplan Owner Revolving Trust 2016-1		2.409%	5/17/21	1,130	1,139
[4,6]	GMF Floorplan Owner Revolving Trust 2016-1	2.410%	5/17/21	300	299
[4,6]	GMF Floorplan Owner Revolving Trust 2016-1	2.850%	5/17/21	220	216
[4,5,6] Golden Credit Card Trust 2015-1A		1.999%	2/15/20	1,847	1,847
[4,6]	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	7,740	7,621
[4,6,7] Gosforth Funding 2016-1A plc		2.116%	2/15/58	706	708
[4,6,7] Gosforth Funding 2017-1A plc		2.083%	12/19/59	16,970	16,987
[4,6]	GreatAmerica Leasing Receivables Funding
	LLC Series 2017-1	1.720%	4/22/19	4,045	4,039
4	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	800	801
4	GS Mortgage Securities Trust 2014-GC22	1.290%	6/10/47	22	22
4	Harley-Davidson Motorcycle Trust 2015-2	1.300%	3/16/20	752	751
[4,5,6] Hertz Fleet Lease Funding LP 2016-1		2.654%	4/10/30	1,836	1,839
[4,6]	Hertz Vehicle Financing II LP 2015-2A	2.020%	9/25/19	2,135	2,132
[4,6]	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	5,560	5,553
[4,6]	Hertz Vehicle Financing II LP 2016-1A	2.320%	3/25/20	2,100	2,096
[4,6]	Hertz Vehicle Financing II LP 2016-3A	2.270%	7/25/20	420	417
4	Honda Auto Receivables 2015-2 Owner Trust	1.470%	8/23/21	800	798
4	Honda Auto Receivables 2015-3 Owner Trust	1.270%	4/18/19	348	348
4	Honda Auto Receivables 2015-3 Owner Trust	1.560%	10/18/21	290	289

17

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
4	Honda Auto Receivables 2015-4 Owner Trust	1.230%	9/23/19	1,864	1,857
[4,6]	Hyundai Auto Lease Securitization Trust
	2015-B	1.660%	7/15/19	838	838
[4,6]	Hyundai Auto Lease Securitization Trust
	2015-B	2.210%	5/15/20	250	250
[4,6]	Hyundai Auto Lease Securitization Trust
	2016-A	1.600%	7/15/19	651	651
[4,6]	Hyundai Auto Lease Securitization Trust
	2016-C	1.300%	3/15/19	2,974	2,971
[4,6]	Hyundai Auto Lease Securitization Trust
	2017-A	2.130%	4/15/21	7,400	7,360
[4,6]	Hyundai Auto Lease Securitization Trust
	2017-B	1.970%	7/15/20	24,000	23,884
[4,6]	Hyundai Auto Lease Securitization Trust
	2017-C	1.890%	3/16/20	17,000	16,944
[4,6]	Hyundai Auto Lease Securitization Trust
	2017-C	2.120%	2/16/21	11,200	11,133
4	Hyundai Auto Receivables Trust 2015-C	1.460%	2/18/20	679	678
4	Hyundai Auto Receivables Trust 2016-A	1.560%	9/15/20	1,000	995
4	Hyundai Auto Receivables Trust 2016-B	1.120%	10/15/19	3,601	3,592
[4,6]	Hyundai Floorplan Master Owner Trust
	Series 2016-1A	1.810%	3/15/21	320	318
7	Illinois Student Assistance Commission
	Series 2010-1	2.795%	4/25/22	17	17
[4,5,6] Invitation Homes 2015-SFR2 Trust		2.906%	6/17/32	97	97
4	John Deere Owner Trust 2015-B	1.440%	10/15/19	786	785
4	John Deere Owner Trust 2016-B	1.490%	5/15/23	130	128
[4,6]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.388%	2/15/46	78	78
4	JP Morgan Chase Commercial Mortgage
	Securities Trust 2014-C20	1.268%	7/15/47	100	100
4	JPMBB Commercial Mortgage Securities
	Trust 2013-C14	3.019%	8/15/46	81	81
4	JPMBB Commercial Mortgage Securities
	Trust 2013-C15	2.977%	11/15/45	272	273
4	JPMBB Commercial Mortgage Securities
	Trust 2014-C18	1.254%	2/15/47	40	40
4	JPMBB Commercial Mortgage Securities
	Trust 2014-C21	1.322%	8/15/47	39	39
[4,6,7,8] Lanark Master Issuer 2018-1A		2.236%	12/22/69	6,400	6,400
[4,6]	Laurel Road Prime Student Loan Trust 2017-C	1.870%	11/25/42	16,554	16,522
[4,6]	Master Credit Card Trust II Series 2016-1A	2.570%	9/23/19	5,000	5,002
[4,6]	Master Credit Card Trust II Series 2017-1A	2.260%	7/21/21	7,900	7,864
4	Mercedes-Benz Auto Lease Trust 2016-B	1.150%	1/15/19	1,379	1,378
4	Mercedes-Benz Auto Lease Trust 2018-A	2.200%	4/15/20	20,000	20,001
4	Mercedes-Benz Auto Lease Trust 2018-A	2.410%	2/16/21	9,900	9,889
4	Mercedes-Benz Auto Receivables Trust	2015-1 1.340%	12/16/19	492	491
[4,5,6] Mercedes-Benz Master Owner Trust 2015-BA		1.939%	4/15/20	1,000	1,001
[4,5,6] Mercedes-Benz Master Owner Trust 2016-AA		2.139%	5/15/20	3,500	3,504
[4,6]	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	53	53
[4,6]	MMAF Equipment Finance LLC 2017-A	1.730%	5/18/20	3,475	3,470
4	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C11	3.085%	8/15/46	745	748

18

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
4	Morgan Stanley Bank of America Merrill
	Lynch Trust 2013-C12	1.313%	10/15/46	37	37
4	Morgan Stanley Bank of America Merrill
	Lynch Trust 2014-C17	1.551%	8/15/47	117	116
[4,5,6] Motor plc 2017 1A		2.091%	9/25/24	12,940	13,045
[4,5]	Navient Student Loan Trust 2015-3	1.881%	7/25/30	226	226
[4,5,6] Navient Student Loan Trust 2016-2		2.311%	6/25/65	222	222
[4,5,6] Navient Student Loan Trust 2016-3		2.161%	6/25/65	247	247
[4,5,6] Navient Student Loan Trust 2016-6A		2.041%	3/25/66	4,870	4,879
[4,5,6] Navient Student Loan Trust 2017-1		1.961%	7/26/66	9,931	9,933
[4,5,6] Navient Student Loan Trust 2017-3A		1.861%	7/26/66	8,541	8,550
[4,5,6] Navient Student Loan Trust 2017-4A		1.801%	9/27/66	13,785	13,788
[4,5,6] Navient Student Loan Trust 2017-A		1.959%	12/16/58	4,262	4,268
[4,5,6] Navistar Financial Dealer Note Master
	Trust II 2016-1A	2.911%	9/27/21	1,480	1,489
[4,5,6] Navistar Financial Dealer Note Master
	Trust II 2017-1A	2.341%	6/27/22	1,600	1,601
5	New Mexico Educational Assistance
	Foundation 2013-1	2.268%	1/2/25	84	84
[4,6]	NextGear Floorplan Master Owner Trust
	2016-1A	2.740%	4/15/21	1,850	1,848
4	Nissan Auto Lease Trust 2016-A	1.650%	10/15/21	1,060	1,057
4	Nissan Auto Lease Trust 2016-B	1.500%	7/15/19	2,220	2,214
4	Nissan Auto Lease Trust 2017-A	1.910%	4/15/20	1,530	1,522
4	Nissan Auto Lease Trust 2017-B	1.830%	12/16/19	36,000	35,867
4	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	12,250	12,185
4	Nissan Auto Receivables 2015-C Owner Trust	1.370%	5/15/20	1,191	1,187
4	Nissan Auto Receivables 2016-A Owner Trust	1.340%	10/15/20	1,995	1,985
4	Nissan Auto Receivables 2016-B Owner Trust	1.320%	1/15/21	500	496
7	North Carolina State Education Assistance
	Authority 2011-1	2.645%	1/26/26	2	2
[4,5,6] Pepper Residential Securities Trust
	2016A-A1U2	2.209%	3/13/18	18,375	18,347
[4,5,6] Pepper Residential Securities Trust
	2017A-A1UA	2.654%	3/10/58	3,976	3,980
[4,5,6] Pepper Residential Securities Trust
	2018A-A1UA	2.504%	3/12/47	27,863	27,842
[4,5,6] Pepper Residential Securities Trust
	2019A-A1U1	1.904%	10/12/18	11,200	11,146
[4,5,6] PFS Financing Corp. 2015-AA		2.179%	4/15/20	100	100
[4,5,6] PFS Financing Corp. 2016-A		2.759%	2/18/20	3,070	3,071
[4,5,6] PFS Financing Corp. 2017-AA		2.139%	3/15/21	20,750	20,797
[4,5,6] PFS Financing Corp. 2017-C		2.029%	10/15/21	12,100	12,104
[4,5,6] Resimac Premier Series 2016-1A		2.944%	10/10/47	2,285	2,295
[4,5,6] Resimac Premier Series 2017-1A		2.504%	9/11/48	24,447	24,469
	Royal Bank of Canada	2.200%	9/23/19	855	854
4	Santander Drive Auto Receivables Trust 2014-4	2.600%	11/16/20	1,205	1,206
4	Santander Drive Auto Receivables Trust 2015-1	2.570%	4/15/21	1,407	1,410
4	Santander Drive Auto Receivables Trust 2015-4	2.260%	6/15/20	153	153
4	Santander Drive Auto Receivables Trust 2015-4	2.970%	3/15/21	400	402
4	Santander Drive Auto Receivables Trust 2016-1	1.620%	3/16/20	169	169
4	Santander Drive Auto Receivables Trust 2016-1	2.470%	12/15/20	230	230
4	Santander Drive Auto Receivables Trust 2016-2	1.560%	5/15/20	1,331	1,330
4	Santander Drive Auto Receivables Trust 2016-2	2.080%	2/16/21	170	170

19

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
4	Santander Drive Auto Receivables Trust 2016-2	2.660%	11/15/21	110	110
4	Santander Drive Auto Receivables Trust 2016-3	1.340%	11/15/19	433	433
4	Santander Drive Auto Receivables Trust 2016-3	1.890%	6/15/21	540	538
4	Santander Drive Auto Receivables Trust 2016-3	2.460%	3/15/22	5,440	5,422
4	Santander Drive Auto Receivables Trust 2017-1	1.490%	2/18/20	4,413	4,409
4	Santander Drive Auto Receivables Trust 2017-1	1.770%	9/15/20	2,740	2,735
4	Santander Drive Auto Receivables Trust 2017-2	1.600%	3/16/20	17,342	17,325
4	Santander Drive Auto Receivables Trust 2017-2	2.210%	10/15/21	11,000	10,972
4	Santander Drive Auto Receivables Trust 2017-3	1.670%	6/15/20	11,010	10,988
4	Santander Drive Auto Receivables Trust 2017-3	1.870%	6/15/21	9,280	9,231
4	Santander Drive Auto Receivables Trust 2017-3	2.190%	3/15/22	15,000	14,859
4	Santander Drive Auto Receivables Trust 2018-1	2.100%	11/16/20	17,000	17,000
4	Santander Drive Auto Receivables Trust 2018-1	2.320%	8/16/21	9,700	9,693
4	Santander Drive Auto Receivables Trust 2018-1	2.630%	7/15/22	12,500	12,482
[4,6]	Santander Retail Auto Lease Trust 2017-A	2.020%	3/20/20	28,000	27,920
[4,6]	Securitized Term Auto Receivables Trust
	2016-1A	1.284%	11/26/18	803	803
[4,6]	Securitized Term Auto Receivables Trust
	2017-1A	1.510%	4/25/19	6,812	6,802
[4,6]	Securitized Term Auto Receivables Trust
	2017-2A	1.775%	1/27/20	12,500	12,449
[4,6]	Securitized Term Auto Receivables Trust
	2017-2A	2.040%	4/26/21	6,430	6,334
[4,6]	SLM Private Education Loan Trust 2011-A	4.370%	4/17/28	38	38
[4,6]	SLM Private Education Loan Trust 2012-B	3.480%	10/15/30	3,108	3,119
[4,6]	SLM Private Education Loan Trust 2012-D	2.950%	2/15/46	3,631	3,630
[4,5,6] SLM Private Education Loan Trust 2013-A		2.609%	5/17/27	815	819
[4,6]	SLM Private Education Loan Trust 2013-B	1.850%	6/17/30	82	81
[4,5,6] SLM Private Education Loan Trust 2013-C		2.959%	10/15/31	6,229	6,287
[4,7]	SLM Student Loan Trust 2005-5	1.845%	4/25/25	41	41
4	SMART ABS Series 2016-2US Trust	1.450%	8/14/19	4,955	4,968
[4,5,6] SMB Private Education Loan Trust 2016-A		2.259%	5/15/23	146	146
[4,5,6] SMB Private Education Loan Trust 2016-B		2.209%	11/15/23	439	439
[4,5,6] SMB Private Education Loan Trust 2016-C		2.109%	11/15/23	2,520	2,525
[4,5,6] SMB Private Education Loan Trust 2017-A		2.009%	6/17/24	2,761	2,766
[4,6]	SoFi Professional Loan Program 2016-B LLC	1.680%	3/25/31	397	397
[4,6]	SoFi Professional Loan Program 2016-C LLC	1.480%	5/26/31	666	663
[4,6]	SoFi Professional Loan Program 2016-D LLC	1.530%	4/25/33	2,741	2,722
[4,6]	SoFi Professional Loan Program 2016-E LLC	1.630%	1/25/36	1,480	1,473
[4,6]	SoFi Professional Loan Program 2017-A LLC	1.550%	3/26/40	2,984	2,966
[4,6]	SoFi Professional Loan Program 2017-B LLC	1.830%	5/25/40	5,775	5,752
[4,6]	SoFi Professional Loan Program 2017-C LLC	1.750%	7/25/40	5,267	5,237
[4,6]	SoFi Professional Loan Program 2017-D LLC	1.720%	9/25/40	7,279	7,249
[4,6]	SoFi Professional Loan Program 2017-E LLC	1.860%	11/26/40	13,224	13,118
[4,6]	SoFi Professional Loan Program 2017-F LLC	2.050%	1/25/41	8,619	8,582
[4,6]	SoFi Professional Loan Program 2018-A LLC	2.390%	2/25/42	8,500	8,505
4	Synchrony Credit Card Master Note Trust
	2015-2	1.600%	4/15/21	250	250
4	Synchrony Credit Card Master Note Trust
	2015-3	1.740%	9/15/21	2,750	2,746
4	Synchrony Credit Card Master Note Trust
	2015-3	1.940%	9/15/21	9,209	9,187
4	Synchrony Credit Card Master Note Trust
	2016-1	2.390%	3/15/22	1,180	1,179

20

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
4	Synchrony Credit Card Master Note Trust
	2016-3	1.580%	9/15/22	4,640	4,581
4	Synchrony Credit Card Master Note Trust
	2016-3	1.910%	9/15/22	3,190	3,158
[4,6]	TCF Auto Receivables Owner Trust 2016-PT1	1.930%	6/15/22	24,525	24,402
6	Toronto-Dominion Bank	1.950%	4/2/20	15,081	14,881
[4,6]	Trip Rail Master Funding LLC 2017-1A	2.709%	8/15/47	943	934
4	USAA Auto Owner Trust 2015-1	1.540%	11/16/20	1,400	1,398
[4,6]	Verizon Owner Trust 2016-2A	1.680%	5/20/21	9,050	8,973
[4,6]	Verizon Owner Trust 2017-1A	2.060%	9/20/21	8,500	8,450
[4,6]	Verizon Owner Trust 2017-2A	1.920%	12/20/21	35,000	34,661
[4,6]	Verizon Owner Trust 2017-3	2.060%	4/20/22	7,500	7,422
[4,6]	Volvo Financial Equipment LLC Series 2016-1A	1.890%	9/15/20	160	158
[4,6]	Volvo Financial Equipment LLC Series 2017-1A	1.920%	3/15/21	6,000	5,953
4	Wells Fargo Commercial Mortgage Trust
	2013-LC12	1.676%	7/15/46	110	109
6	Westpac Banking Corp.	1.375%	5/30/18	6,500	6,483
6	Westpac Banking Corp.	1.850%	11/26/18	5,151	5,143
4	WFRBS Commercial Mortgage Trust 2013-C15	2.900%	8/15/46	38	38
4	WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	100	100
4	WFRBS Commercial Mortgage Trust 2013-UBS1 1.122%		3/15/46	10	10
[4,6]	Wheels SPV 2 LLC 2015-1A	1.810%	4/22/24	200	199
[4,6]	Wheels SPV 2 LLC 2016-1A	1.590%	5/20/25	955	951
[4,6]	Wheels SPV 2 LLC 2017-1A	1.880%	4/20/26	19,300	19,181
[4,5]	World Financial Network Credit Card Master
	Note Trust Series 2015-A	2.039%	2/15/22	19,370	19,385
4	World Omni Auto Receivables Trust 2016-A	1.770%	9/15/21	420	418
4	World Omni Auto Receivables Trust 2016-B	1.100%	1/15/20	2,703	2,701
4	World Omni Automobile Lease Securitization
	Trust 2017-A	2.320%	8/15/22	1,530	1,522
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,547,116)					1,542,738
Corporate Bonds (31.7%)
Finance (10.2%)
	Banking (9.2%)
	American Express Credit Corp.	1.800%	7/31/18	645	643
	American Express Credit Corp.	1.700%	10/30/19	2,000	1,972
6	Australia & New Zealand Banking Group Ltd.	2.250%	12/19/19	6,605	6,567
	Bank of America Corp.	2.600%	1/15/19	4,035	4,052
	Bank of America Corp.	2.650%	4/1/19	750	752
	Bank of Nova Scotia	1.650%	6/14/19	200	198
	Bank of Nova Scotia	2.228%	12/11/19	13,130	13,058
6	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	1,500	1,500
6	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.700%	9/9/18	1,000	1,002
6	Banque Federative du Credit Mutuel SA	2.000%	4/12/19	9,020	8,970
	Branch Banking & Trust Co.	2.100%	1/15/20	8,500	8,438
	Capital One Bank USA NA	2.150%	11/21/18	300	300
	Capital One NA	1.500%	3/22/18	342	342
	Capital One NA	2.350%	8/17/18	2,090	2,092
	Citigroup Inc.	1.700%	4/27/18	2,200	2,199
	Citigroup Inc.	1.750%	5/1/18	3,000	2,999
	Citigroup Inc.	2.500%	9/26/18	1,500	1,503
	Citigroup Inc.	2.050%	12/7/18	1,500	1,500
	Citigroup Inc.	2.550%	4/8/19	625	625

21

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Commonwealth Bank of Australia	4.650%	6/15/18	9,200	9,276
	Commonwealth Bank of Australia	1.750%	11/2/18	4,200	4,179
	Commonwealth Bank of Australia	2.250%	3/13/19	5,650	5,644
	Cooperatieve Rabobank UA	2.250%	1/14/19	14,500	14,514
6	Danske Bank A/S	1.650%	9/6/19	1,500	1,477
	Discover Bank	2.000%	2/21/18	4,883	4,883
	Discover Bank	2.600%	11/13/18	4,400	4,412
	Fifth Third Bancorp	4.500%	6/1/18	529	533
	Goldman Sachs Group Inc.	6.150%	4/1/18	650	654
	Goldman Sachs Group Inc.	2.900%	7/19/18	11,355	11,401
	Goldman Sachs Group Inc.	2.625%	1/31/19	748	750
	Goldman Sachs Group Inc.	2.300%	12/13/19	2,755	2,739
	HSBC USA Inc.	1.700%	3/5/18	8,193	8,193
	Huntington Bancshares Inc.	2.600%	8/2/18	1,043	1,046
	Huntington National Bank	1.700%	2/26/18	4,850	4,849
	Huntington National Bank	2.200%	11/6/18	1,300	1,300
6	ING Bank NV	1.800%	3/16/18	1,415	1,415
6	ING Bank NV	2.050%	8/17/18	1,610	1,607
6	ING Bank NV	2.300%	3/22/19	2,380	2,377
7	Intesa Sanpaolo SpA	2.351%	7/17/19	17,000	17,002
	JPMorgan Chase & Co.	1.700%	3/1/18	10,374	10,373
	JPMorgan Chase & Co.	1.625%	5/15/18	3,500	3,497
	JPMorgan Chase & Co.	6.300%	4/23/19	3,000	3,140
	KeyBank NA	1.650%	2/1/18	6,680	6,680
	KeyBank NA	1.600%	8/22/19	1,800	1,775
	Lloyds Bank plc	2.300%	11/27/18	4,250	4,244
	Mizuho Bank Ltd.	2.340%	12/4/19	9,720	9,651
	Morgan Stanley	2.125%	4/25/18	3,000	3,001
	Morgan Stanley	2.500%	1/24/19	7,322	7,341
	National Australia Bank Ltd.	1.875%	7/23/18	760	758
	National Australia Bank Ltd.	2.250%	1/10/20	8,000	7,957
	National Bank of Canada	2.100%	12/14/18	2,100	2,099
	PNC Bank NA	6.875%	4/1/18	6,031	6,079
	PNC Bank NA	1.700%	12/7/18	4,000	3,984
	PNC Bank NA	1.450%	7/29/19	2,600	2,561
	Royal Bank of Canada	1.800%	7/30/18	2,395	2,393
	Royal Bank of Canada	2.150%	3/15/19	6,936	6,918
	Royal Bank of Canada	1.500%	7/29/19	2,500	2,465
	Santander Holdings USA Inc.	2.700%	5/24/19	2,247	2,245
6	Skandinaviska Enskilda Banken AB	1.750%	3/19/18	2,000	1,999
6	Skandinaviska Enskilda Banken AB	2.375%	11/20/18	2,800	2,798
6	Skandinaviska Enskilda Banken AB	2.375%	3/25/19	720	719
	State Street Corp.	1.350%	5/15/18	350	349
	Sumitomo Mitsui Banking Corp.	1.950%	7/23/18	1,700	1,698
	Sumitomo Mitsui Banking Corp.	2.092%	10/18/19	6,000	5,951
	Sumitomo Mitsui Banking Corp.	2.514%	1/17/20	6,675	6,654
	Svenska Handelsbanken AB	1.625%	3/21/18	3,200	3,199
	Svenska Handelsbanken AB	2.500%	1/25/19	6,860	6,877
	Svenska Handelsbanken AB	2.250%	6/17/19	5,000	4,979
6	Swedbank AB	2.375%	2/27/19	1,061	1,061
	Synchrony Financial	2.600%	1/15/19	9,325	9,346
	Toronto-Dominion Bank	2.625%	9/10/18	1,100	1,103
[6,7]	UBS AG	1.835%	12/7/18	14,000	14,023
	Wells Fargo & Co.	2.150%	1/15/19	11,000	11,001

22

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Wells Fargo Bank NA	1.750%	5/24/19	1,600	1,588
Wells Fargo Bank NA	2.150%	12/6/19	470	467
Westpac Banking Corp.	2.250%	1/17/19	7,244	7,244
Westpac Banking Corp.	1.650%	5/13/19	6,500	6,432
Westpac Banking Corp.	1.600%	8/19/19	3,000	2,959

Finance Companies (0.1%)
International Lease Finance Corp.	3.875%	4/15/18	4,750	4,768

Insurance (0.5%)
Aetna Inc.	1.700%	6/7/18	1,700	1,698
6 AIA GROUP Ltd.	2.250%	3/11/19	1,430	1,423
Marsh & McLennan Cos. Inc.	2.550%	10/15/18	8,305	8,314
6 Metropolitan Life Global Funding I	1.350%	9/14/18	1,361	1,352
6 Pricoa Global Funding I	1.900%	9/21/18	1,735	1,729
6 Reliance Standard Life Global Funding II	2.150%	10/15/18	1,560	1,556

Real Estate Investment Trusts (0.4%)
HCP Inc.	3.750%	2/1/19	165	167
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	9,000	9,000
Welltower Inc.	2.250%	3/15/18	6,464	6,465
				371,043
Industrial (17.7%)
Basic Industry (2.0%)
Agrium Inc.	6.750%	1/15/19	15,544	16,156
6 Air Liquide Finance SA	1.375%	9/27/19	4,000	3,934
Air Products & Chemicals Inc.	4.375%	8/21/19	4,120	4,237
Airgas Inc.	1.650%	2/15/18	1,251	1,251
Dow Chemical Co.	5.700%	5/15/18	5,735	5,791
Dow Chemical Co.	8.550%	5/15/19	2,555	2,746
Ecolab Inc.	2.000%	1/14/19	1,875	1,871
LyondellBasell Industries NV	5.000%	4/15/19	11,350	11,603
RPM International Inc.	6.500%	2/15/18	9,392	9,406
WestRock RKT Co.	4.450%	3/1/19	15,930	16,228

Capital Goods (1.1%)
Acuity Brands Lighting Inc.	6.000%	12/15/19	1,400	1,482
Caterpillar Financial Services Corp.	1.800%	11/13/18	2,738	2,728
Caterpillar Financial Services Corp.	7.150%	2/15/19	510	535
Caterpillar Financial Services Corp.	1.350%	5/18/19	690	682
Caterpillar Financial Services Corp.	2.100%	1/10/20	4,000	3,971
6 CNH Industrial Capital LLC	0.000%	3/15/18	5,600	5,586
Fortive Corp.	1.800%	6/15/19	1,600	1,582
General Electric Co.	6.000%	8/7/19	3,000	3,151
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	1,810	1,850
John Deere Capital Corp.	1.950%	1/8/19	500	499
John Deere Capital Corp.	1.250%	10/9/19	2,000	1,961
Parker-Hannifin Corp.	5.500%	5/15/18	11,524	11,643
Parker-Hannifin Corp.	6.550%	7/15/18	1,905	1,940
6 Siemens Financieringsmaatschappij NV	1.300%	9/13/19	2,500	2,453

Communication (0.8%)
Deutsche Telekom International Finance BV	6.750%	8/20/18	3,500	3,587
Discovery Communications LLC	2.200%	9/20/19	9,000	8,932

23

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Moody’s Corp.	2.750%	7/15/19	3,000	3,008
	Orange SA	2.750%	2/6/19	800	803
	Orange SA	1.625%	11/3/19	2,200	2,163
	S&P Global Inc.	2.500%	8/15/18	1,800	1,800
	Time Warner Cable LLC	6.750%	7/1/18	8,000	8,136

	Consumer Cyclical (4.5%)
6	Alimentation Couche-Tard Inc.	2.350%	12/13/19	16,000	15,907
	American Honda Finance Corp.	1.700%	2/22/19	5,988	5,957
6	BMW US Capital LLC	1.500%	4/11/19	800	793
6	BMW US Capital LLC	1.450%	9/13/19	3,000	2,954
	CVS Health Corp.	1.900%	7/20/18	2,800	2,794
	Dollar General Corp.	1.875%	4/15/18	10,200	10,192
	Ford Motor Credit Co. LLC	5.000%	5/15/18	300	302
	General Motors Co.	3.500%	10/2/18	1,592	1,605
7	General Motors Financial Co. Inc.	3.780%	1/15/19	882	895
	General Motors Financial Co. Inc.	2.400%	5/9/19	7,000	6,986
7	General Motors Financial Co. Inc.	2.853%	5/9/19	7,010	7,101
6	Harley-Davidson Financial Services Inc.	2.250%	1/15/19	9,550	9,510
6	Harley-Davidson Financial Services Inc.	2.400%	9/15/19	8,825	8,791
6	Harley-Davidson Funding Corp.	6.800%	6/15/18	4,684	4,765
6	Hyundai Capital America	2.000%	3/19/18	1,250	1,249
6	Hyundai Capital America	2.875%	8/9/18	4,250	4,258
	Marriott International Inc.	6.750%	5/15/18	3,775	3,822
	Marriott International Inc.	3.000%	3/1/19	12,450	12,496
6	Nissan Motor Acceptance Corp.	2.650%	9/26/18	4,729	4,736
6	Nissan Motor Acceptance Corp.	2.350%	3/4/19	6,791	6,786
6	Nissan Motor Acceptance Corp.	2.000%	3/8/19	5,850	5,825
6	Nissan Motor Acceptance Corp.	1.550%	9/13/19	12,500	12,307
[6,7]	Nissan Motor Acceptance Corp.	2.083%	9/13/19	3,578	3,594
6	Volkswagen Group of America Finance LLC	1.650%	5/22/18	7,940	7,930
6	Volkswagen Group of America Finance LLC	2.125%	5/23/19	1,500	1,490
	Walgreen Co.	5.250%	1/15/19	3,914	4,006
6	Wesfarmers Ltd.	1.874%	3/20/18	8,373	8,373
7	Western Union Co.	2.246%	5/22/19	8,000	8,020

	Consumer Noncyclical (3.6%)
	Abbott Laboratories	5.125%	4/1/19	2,007	2,066
	Abbott Laboratories	2.350%	11/22/19	2,500	2,489
	AbbVie Inc.	1.800%	5/14/18	7,064	7,059
	AbbVie Inc.	2.000%	11/6/18	800	797
	Allergan Funding SCS	2.350%	3/12/18	7,079	7,081
	Altria Group Inc.	9.700%	11/10/18	6,821	7,194
	Amgen Inc.	6.150%	6/1/18	944	957
	Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	10,000	9,962
	Anheuser-Busch InBev Worldwide Inc.	2.200%	8/1/18	1,125	1,124
	Baxalta Inc.	2.000%	6/22/18	5,250	5,246
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	1,222	1,221
	Constellation Brands Inc.	3.875%	11/15/19	5,000	5,104
	Express Scripts Holding Co.	2.250%	6/15/19	9,500	9,454
	Gilead Sciences Inc.	1.850%	9/4/18	500	499
	Hershey Co.	1.600%	8/21/18	1,100	1,095
	Kraft Foods Group Inc.	6.125%	8/23/18	8,000	8,158
	Mylan Inc.	2.600%	6/24/18	11,182	11,193

24

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Mylan Inc.	2.550%	3/28/19	3,654	3,646
Newell Brands Inc.	2.600%	3/29/19	977	976
Philip Morris International Inc.	5.650%	5/16/18	7,000	7,073
Reynolds American Inc.	2.300%	6/12/18	7,600	7,601
Shire Acquisitions Investments Ireland DAC	1.900%	9/23/19	2,200	2,172
Stryker Corp.	1.300%	4/1/18	1,200	1,199
The Kroger Co.	2.300%	1/15/19	15,255	15,251
7 Tyson Foods Inc.	1.929%	5/30/19	7,000	7,017
Zimmer Biomet Holdings Inc.	2.000%	4/1/18	6,750	6,747

Energy (2.0%)
Anadarko Petroleum Corp.	6.950%	6/15/19	2,475	2,611
BP Capital Markets plc	1.375%	5/10/18	8,000	7,988
BP Capital Markets plc	2.241%	9/26/18	2,900	2,902
BP Capital Markets plc	4.750%	3/10/19	6,000	6,155
Cenovus Energy Inc.	5.700%	10/15/19	8,000	8,360
Chevron Corp.	4.950%	3/3/19	1,250	1,286
Enterprise Products Operating LLC	1.650%	5/7/18	700	699
EOG Resources Inc.	5.625%	6/1/19	2,450	2,550
Kinder Morgan Energy Partners LP	5.950%	2/15/18	17	17
Lukoil International Finance BV	3.416%	4/24/18	8,250	8,250
Marathon Oil Corp.	2.700%	6/1/20	8,000	7,969
Occidental Petroleum Corp.	1.500%	2/15/18	11,350	11,348
6 Schlumberger Holdings Corp.	2.350%	12/21/18	10,000	9,982
Shell International Finance BV	1.375%	9/12/19	3,000	2,955

Technology (3.2%)
Amphenol Corp.	2.550%	1/30/19	17,027	17,047
6 Broadcom Corp. / Broadcom Cayman
Finance Ltd.	2.375%	1/15/20	5,000	4,942
CA Inc.	2.875%	8/15/18	7,220	7,223
DXC Technology Co.	2.875%	3/27/20	6,000	5,998
Fidelity National Information Services Inc.	2.000%	4/15/18	6,075	6,075
Fidelity National Information Services Inc.	2.850%	10/15/18	3,766	3,775
Hewlett Packard Enterprise Co.	2.850%	10/5/18	8,405	8,422
NetApp Inc.	2.000%	9/27/19	15,455	15,280
7 QUALCOMM Inc.	1.796%	5/20/19	15,000	15,019
Total System Services Inc.	2.375%	6/1/18	9,117	9,120
Tyco Electronics Group SA	2.375%	12/17/18	15,787	15,751
Tyco Electronics Group SA	2.350%	8/1/19	4,457	4,435
Verisk Analytics Inc.	4.875%	1/15/19	2,536	2,583

Transportation (0.5%)
4 Burlington Northern and Santa Fe
Railway Co. 1999-2 Pass Through Trust	7.570%	1/2/21	819	854
Canadian National Railway Co.	5.550%	3/1/19	5,000	5,162
4 Continental Airlines 2001-1 Class A-1
Pass Through Trust	6.703%	6/15/21	2,320	2,500
4 Continental Airlines 2009-2 Class A
Pass Through Trust	7.250%	5/10/21	1,134	1,214
4 Continental Airlines 2010-1 Class A
Pass Through Trust	4.750%	7/12/22	4,125	4,280
Ryder System Inc.	2.500%	3/1/18	2,800	2,800

25

Ultra-Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
4 US Airways 2012-1 Class B
Pass Through Trust	8.000%	10/1/19	2,161	2,305
				645,397
Utilities (3.8%)
Electric (3.8%)
Arizona Public Service Co.	2.200%	1/15/20	1,100	1,091
Berkshire Hathaway Energy Co.	5.750%	4/1/18	3,651	3,669
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	900	933
Consumers Energy Co.	5.650%	9/15/18	2,221	2,262
Consumers Energy Co.	6.125%	3/15/19	125	130
Dominion Energy Inc.	1.875%	1/15/19	1,045	1,038
Dominion Energy Inc.	5.200%	8/15/19	130	135
Duke Energy Carolinas LLC	7.000%	11/15/18	723	750
Duke Energy Corp.	6.250%	6/15/18	642	652
Duke Energy Florida LLC	5.650%	6/15/18	50	51
Duke Energy Ohio Inc.	5.450%	4/1/19	305	315
Duke Energy Progress LLC	5.300%	1/15/19	500	514
6 EDP Finance BV	4.125%	1/15/20	1,384	1,421
Emera US Finance LP	2.150%	6/15/19	3,000	2,978
Entergy Louisiana LLC	6.500%	9/1/18	580	593
Exelon Generation Co. LLC	2.950%	1/15/20	3,500	3,521
7 Florida Power & Light Co.	1.671%	11/6/20	8,300	8,291
Georgia Power Co.	1.950%	12/1/18	10,275	10,245
MidAmerican Energy Co.	5.300%	3/15/18	1,000	1,004
National Rural Utilities Cooperative Finance
Corp.	10.375%	11/1/18	7,464	7,892
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	12,407	12,703
Oncor Electric Delivery Co. LLC	2.150%	6/1/19	1,400	1,391
Pacific Gas & Electric Co.	8.250%	10/15/18	1,070	1,115
PacifiCorp	5.650%	7/15/18	9,975	10,124
PPL Capital Funding Inc.	1.900%	6/1/18	8,000	7,991
South Carolina Electric & Gas Co.	5.250%	11/1/18	6,633	6,767
South Carolina Electric & Gas Co.	6.500%	11/1/18	1,968	2,026
Southern Co.	1.550%	7/1/18	1,210	1,206
Southwestern Electric Power Co.	5.875%	3/1/18	1,532	1,536
Tampa Electric Co.	6.100%	5/15/18	9,120	9,218
7 TECO Finance Inc.	2.308%	4/10/18	100	100
Virginia Electric & Power Co.	5.400%	4/30/18	14,394	14,512
WEC Energy Group Inc.	1.650%	6/15/18	17,000	16,968
Wisconsin Electric Power Co.	1.700%	6/15/18	5,000	4,996

Natural Gas (0.0%)
Atmos Energy Corp.	8.500%	3/15/19	1,280	1,363
				139,501
Total Corporate Bonds (Cost $1,160,090)				1,155,941
Sovereign Bonds (5.3%)
AK Transneft OJSC Via TransCapitalInvest
Ltd.	8.700%	8/7/18	15,200	15,630
Banco Nacional de Desenvolvimento
Economico e Social	6.369%	6/16/18	7,220	7,320
Caixa Economica Federal	4.250%	5/13/19	6,000	6,067
Corp. Nacional del Cobre de Chile	7.500%	1/15/19	1,000	1,045

26

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Ecopetrol SA	4.250%	9/18/18	1,500	1,515
	Export-Import Bank of Korea	1.750%	2/27/18	50	50
	First Abu Dhabi Bank PJSC	3.000%	8/13/19	7,000	7,033
	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	2,050	2,026
	ICBCIL Finance Co. Ltd.	2.125%	9/29/19	2,670	2,619
	Japan Finance Organization for Municipalities	1.375%	4/18/18	1,000	999
	KazMunayGas National Co. JSC	9.125%	7/2/18	5,300	5,432
7	Korea Development Bank	2.288%	9/19/20	15,000	15,018
	Majapahit Holding BV	8.000%	8/7/19	8,279	8,893
	North American Development Bank	2.300%	10/10/18	300	300
	Ooredoo Tamweel Ltd.	3.039%	12/3/18	7,300	7,317
	Petroleos Mexicanos	5.750%	3/1/18	3,000	3,008
	Petroleos Mexicanos	5.500%	2/4/19	5,500	5,648
	Petroleos Mexicanos	8.000%	5/3/19	4,800	5,111
	Republic of Colombia	7.375%	3/18/19	15,000	15,825
	Republic of Croatia	6.750%	11/5/19	6,000	6,387
	Republic of Hungary	4.125%	2/19/18	10,000	10,008
	Republic of Hungary	6.250%	1/29/20	422	450
	Republic of Korea	7.125%	4/16/19	11,500	12,103
	Republic of Panama	5.200%	1/30/20	18,800	19,712
	Republic of Poland	6.375%	7/15/19	1,000	1,056
	Republic of Serbia	5.875%	12/3/18	7,700	7,883
	Republic of Slovenia	4.125%	2/18/19	5,000	5,083
9	Republic of Turkey	2.803%	3/26/18	6,000	5,999
	Republic of Turkey	6.750%	4/3/18	10,000	10,064
	State Bank of India	3.250%	4/18/18	3,400	3,404
Total Sovereign Bonds (Cost $193,580)					193,005
Taxable Municipal Bonds (0.1%)
	Louisiana Local Government Environmental
	Facilities & Community Development
	Authority Revenue 2010-EGSL	3.220%	2/1/21	102	102
	San Jose California Redevelopment Agency
	Successor Agency Tax Allocation	1.898%	8/1/18	2,424	2,421
Total Taxable Municipal Bonds (Cost $2,528)					2,523

				Shares
Temporary Cash Investments (16.6%)
Money Market Fund (7.0%)
10	Vanguard Market Liquidity Fund	1.545%		2,536,029	253,603

				Face
				Amount
				($000)
Commercial Paper (8.0%)
[6,11] Bank of Nova Scotia		1.523%	2/1/18	10,000	9,999
[6,11] CNH Industrial Capital LLC		2.208%	3/13/18	5,600	5,586
[6,11] CNH Industrial Capital LLC		2.485%	4/16/18	4,800	4,776
	Credit Suisse AG	1.829%	3/23/18	17,000	16,960
[6,11] Danske Corp.		1.616%	2/15/18	5,000	4,997
11	Enbridge Energy Partners LP	2.516%	4/9/18	17,000	16,921
11	Energy Transfer LP	2.637%	3/12/18	17,000	16,955

27

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
11	Engie SA	1.937%	11/8/18	2,390	2,354
11	ENTERGY Corp.	1.758%	3/7/18	17,000	16,970
6	ERP Operating LP	2.339%	10/1/18	34,000	33,462
	Florida Power and Light Co.	1.849%	4/30/18	25,000	24,885
11	Ford Motor Credit Co. LLC	1.936%	2/2/18	2,000	2,000
[6,11] Ford Motor Credit Co. LLC		2.051%	6/21/18	1,000	993
[6,11] Ford Motor Credit Co. LLC		2.010%	8/20/18	4,000	3,954
11	Ford Motor Credit Co. LLC	2.041%	11/5/18	7,000	6,882
11	Fortive Corp.	2.131%	3/14/18	17,000	16,962
11	HP Inc.	2.162%	3/26/18	5,867	5,851
	JP Morgan Securities LLC	1.730%	10/1/18	12,000	11,840
6	JP Morgan Securities LLC	2.344%	1/28/19	6,500	6,348
11	Kansas City Southern	2.104%	2/7/18	8,000	7,998
11	Schlumberger Holdings Corp.	1.957%	6/18/18	20,000	19,837
[6,11] UBS AG		1.812%	10/12/18	12,000	11,832
11	UBS AG	2.270%	1/11/19	7,000	6,851
[6,11] Vodafone Group plc		1.770%	9/4/18	8,000	7,912
[6,11] Vodafone Group plc		1.812%	9/25/18	8,000	7,900
[6,11] Walgreens Boots Alliance Inc.		2.179%	6/18/18	12,000	11,899
11	WGL Holdings Inc.	1.814%	3/2/18	10,000	9,985
					292,909
Certificates of Deposit (1.6%)
	Cooperatieve Rabobank UA	1.980%	10/25/19	12,735	12,638
	Royal Bank of Canada (New York Branch)	1.610%	9/19/18	17,000	16,951
	Toronto Dominion Bank (New York Branch)	1.440%	2/12/18	13,000	13,000
	Westpac Banking Corp. (New York Branch)	1.600%	9/19/18	17,000	16,950
					59,539
Total Temporary Cash Investments (Cost $606,348)					606,051
Total Investments (99.0%) (Cost $3,624,712)					3,614,830
Other Assets and Liabilities (1.0%)
Other Assets					55,157
Liabilities					(17,222)
					37,935
Net Assets (100%)					3,652,765

28

Ultra-Short-Term Bond Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	3,360,434
Collateral Pledged for Futures Contracts	793
Total Unaffiliated Issuers	3,361,227
Affiliated Vanguard Funds	253,603
Total Investments in Securities	3,614,830
Investment in Vanguard	187
Receivables for Accrued Income	13,918
Receivables for Capital Shares Issued	40,932
Variation Margin Receivable—Futures Contracts	37
Unrealized Appreciation—OTC Swap Contracts	83
Total Assets	3,669,987
Liabilities
Payables for Investment Securities Purchased	7,753
Payables for Capital Shares Redeemed	7,109
Payables for Distributions	884
Payables to Vanguard	366
Variation Margin Payable—Futures Contracts	119
Other Liabilities	991
Total Liabilities	17,222
Net Assets	3,652,765

29

Ultra-Short-Term Bond Fund

At January 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	3,665,268
Overdistributed Net Investment Income	(11)
Accumulated Net Realized Losses	(2,319)
Unrealized Appreciation (Depreciation)
Investment Securities	(9,882)
Futures Contracts	(374)
Swap Contracts	83
Net Assets	3,652,765

Investor Shares—Net Assets
Applicable to 17,908,862 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	178,546
Net Asset Value Per Share—Investor Shares	$9.97

Admiral Shares—Net Assets
Applicable to 174,221,883 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,474,219
Net Asset Value Per Share—Admiral Shares	$19.94

• See Note A in Notes to Financial Statements.
1 Securities with a value of $793,000 have been segregated as initial margin for open futures contracts.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2018, the aggregate value of these securities was $1,209,520,000, representing 33.1% of net assets.
7 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
8 Security value determined using significant unobservable inputs.
9 Guaranteed by the Republic of Turkey.
10 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
11 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At January 31, 2018, the aggregate value of these securities was $199,414,000, representing 5.5% of net assets.
OTC—Over-the-Counter.
REMICS—Real Estate Mortgage Investment Conduits.

30

Ultra-Short-Term Bond Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2018	1,862	397,042	(964)
Short Futures Contracts
5-Year U.S. Treasury Note	March 2018	(308)	(35,331)	583
10-Year U.S. Treasury Note	March 2018	(16)	(1,945)	7
				590
				(374)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Over-the-Counter Credit Default Swaps
						Remaining
				Periodic		Up-Front
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount	(Paid)	Value	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway
Inc./Aa2	12/20/21	GSI	5,000	1.000[1]	114	(31)	83

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1 Periodic premium received/paid quarterly.
GSI—Goldman Sachs International.

Unrealized appreciation (depreciation) on open swap contracts is generally treated the same for financial reporting and tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Ultra-Short-Term Bond Fund

Statement of Operations

Year Ended
January 31, 2018
($000)
Investment Income
Income
Interest[1]	51,867
Total Income	51,867
Expenses
The Vanguard Group—Note B
Investment Advisory Services	406
Management and Administrative—Investor Shares	241
Management and Administrative—Admiral Shares	2,082
Marketing and Distribution—Investor Shares	34
Marketing and Distribution—Admiral Shares	241
Custodian Fees	38
Auditing Fees	42
Shareholders’ Reports and Proxy—Investor Shares	15
Shareholders’ Reports and Proxy—Admiral Shares	27
Trustees’ Fees and Expenses	2
Total Expenses	3,128
Net Investment Income	48,739
Realized Net Gain (Loss)
Investment Securities Sold[1]	4,529
Futures Contracts	(1,190)
Swap Contracts	43
Foreign Currencies and Forward Currency Contracts	(7,913)
Realized Net Gain (Loss)	(4,531)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(9,142)
Futures Contracts	(365)
Swap Contracts	74
Foreign Currencies and Forward Currency Contracts	1,498
Change in Unrealized Appreciation (Depreciation)	(7,935)
Net Increase (Decrease) in Net Assets Resulting from Operations	36,273

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,346,000, ($35,000), and ($13,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Ultra-Short-Term Bond Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	48,739	12,331
Realized Net Gain (Loss)	(4,531)	1,370
Change in Unrealized Appreciation (Depreciation)	(7,935)	(1,840)
Net Increase (Decrease) in Net Assets Resulting from Operations	36,273	11,861
Distributions
Net Investment Income
Investor Shares	(2,338)	(768)
Admiral Shares	(44,828)	(11,576)
Realized Capital Gain[1]
Investor Shares	(30)	—
Admiral Shares	(485)	—
Total Distributions	(47,681)	(12,344)
Capital Share Transactions
Investor Shares	47,961	83,785
Admiral Shares	1,461,017	1,559,481
Net Increase (Decrease) from Capital Share Transactions	1,508,978	1,643,266
Total Increase (Decrease)	1,497,570	1,642,783
Net Assets
Beginning of Period	2,155,195	512,412
End of Period[2]	3,652,765	2,155,195

1 Includes fiscal 2018 short-term gain distributions totaling $129,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($11,000) and $680,000.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Ultra-Short-Term Bond Fund

Financial Highlights

Investor Shares
			Feb. 10,
	Year Ended		2015[1] to
	January 31,		Jan. 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016
Net Asset Value, Beginning of Period	$10.00	$9.99	$10.00
Investment Operations
Net Investment Income	.154 [2]	.106	.054
Net Realized and Unrealized Gain (Loss) on Investments	(.037)	.006	(.010)
Total from Investment Operations	.117	.112	.044
Distributions
Dividends from Net Investment Income	(.145)	(.102)	(. 054)
Distributions from Realized Capital Gains	(.002)	—	—
Total Distributions	(.147)	(.102)	(. 054)
Net Asset Value, End of Period	$9.97	$10.00	$9.99
Total Return[3]	1.17%	1.13%	0.44%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$179	$131	$47
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%[4]
Ratio of Net Investment Income to Average Net Assets	1.54%	1.11%	0.66%[4]
Portfolio Turnover Rate	70%	81%	24%

1 Subscription period for the fund was February 10, 2015, to February 23, 2015, during which time all assets were held in money market instruments. Performance measurement began February 24, 2015, at a net asset value of $10.00.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Ultra-Short-Term Bond Fund

Financial Highlights

Admiral Shares
			Feb. 10,
	Year Ended		2015[1] to
	January 31,		Jan. 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016
Net Asset Value, Beginning of Period	$20.00	$19.98	$20.00
Investment Operations
Net Investment Income	. 328 [2]	.228	.122
Net Realized and Unrealized Gain (Loss) on Investments	(.077)	.015	(.021)
Total from Investment Operations	.251	.243	.101
Distributions
Dividends from Net Investment Income	(. 307)	(. 223)	(.121)
Distributions from Realized Capital Gains	(.004)	—	—
Total Distributions	(. 311)	(. 223)	(.121)
Net Asset Value, End of Period	$19.94	$20.00	$19.98
Total Return[3]	1.26%	1.22%	0.51%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,474	$2,024	$465
Ratio of Total Expenses to Average Net Assets	0.10%	0.12%	0.12%[4]
Ratio of Net Investment Income to Average Net Assets	1.64%	1.19%	0.74%[4]
Portfolio Turnover Rate	70%	81%	24%

1 Subscription period for the fund was February 10, 2015, to February 23, 2015, during which time all assets were held in money market instruments. Performance measurement began February 24, 2015, at a net asset value of $20.00.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Ultra-Short-Term Bond Fund

Notes to Financial Statements

Vanguard Ultra-Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

36

Ultra-Short-Term Bond Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2018, the fund’s average investments in long and short futures contracts represented 11% and 8% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2018, the fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open forward currency contracts at January 31, 2018.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market.

37

Ultra-Short-Term Bond Fund

The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

38

Ultra-Short-Term Bond Fund

During the year ended January 31, 2018, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2016–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2018, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

39

Ultra-Short-Term Bond Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2018, the fund had contributed to Vanguard capital in the amount of $187,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of January 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	114,572	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,536,338	6,400
Corporate Bonds	—	1,155,941	—
Sovereign Bonds	—	193,005	—
Taxable Municipal Bonds	—	2,523	—
Temporary Cash Investments	253,603	352,448	—
Futures Contracts—Assets[1]	37	—	—
Futures Contracts—Liabilities[1]	(119)	—	—
Swap Contracts—Assets	—	83	—
Total	253,521	3,354,910	6,400
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

40

Ultra-Short-Term Bond Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended January 31, 2018. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Asset-Backed/Commercial
Mortgage-Backed
Securities
Amount Valued Based on Level 3 Inputs	($000)
Balance as of January 31, 2017	32,965
Purchases	6,400
Transfers out of Level 3	(32,965)[1]
Balance as of January 31, 2018	6,400
1 Transfers out of Level 3 into Level 2 are because observable market data became available for these securities.

D. At January 31, 2018, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Interest Rate		Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	37	—	—	37
Unrealized Appreciation—OTC Swap Contracts	—	—	83	83
Total Assets	37	—	83	120
Variation Margin Payable—Futures Contracts	(119)	—	—	(119)
Total Liabilities	(119)	—	—	(119)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2018, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(1,190)	—	—	(1,190)
Swap Contracts	—	—	43	43
Forward Currency Contracts	—	(9,037)	—	(9,037)
Realized Net Gain (Loss) on Derivatives	(1,190)	(9,037)	43	(10,184)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(365)	—	—	(365)
Swap Contracts	—	—	74	74
Forward Currency Contracts	—	1,516	—	1,516
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(365)	1,516	74	1,225

41

Ultra-Short-Term Bond Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended January 31, 2018, the fund realized net foreign currency losses of $2,308,000 (including gains and losses on forward currency contracts), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

For tax purposes, at January 31, 2018, the fund had $1,081,000 of ordinary income available for distribution. The fund had available capital losses totaling $2,689,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2018, the cost of investment securities for tax purposes was $3,624,712,000. Net unrealized depreciation of investment securities for tax purposes was $9,882,000, consisting of unrealized gains of $833,000 on securities that had risen in value since their purchase and $10,715,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2018, the fund purchased $1,677,378,000 of investment securities and sold $768,438,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $497,079,000 and $703,704,000, respectively.

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	208,452	20,840	148,184	14,811
Issued in Lieu of Cash Distributions	2,168	217	693	69
Redeemed	(162,659)	(16,262)	(65,092)	(6,505)
Net Increase (Decrease)—Investor Shares	47,961	4,795	83,785	8,375
Admiral Shares
Issued	2,970,977	148,504	1,991,797	99,513
Issued in Lieu of Cash Distributions	37,385	1,870	9,783	489
Redeemed	(1,547,345)	(77,342)	(442,099)	(22,091)
Net Increase (Decrease)—Admiral Shares	1,461,017	73,032	1,559,481	77,911

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2018, that would require recognition or disclosure in these financial statements.

42

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Ultra-Short-Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Ultra-Short-Term Bond Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the “Fund”) as of January 31, 2018, the related statement of operations for the year ended January 31, 2018, the statement of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

43

Special 2017 tax information (unaudited) for Vanguard Ultra-Short-Term Bond Fund

This information for the fiscal year ended January 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $386,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 68.2% of income dividends are interest related dividends.

44

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

45

Six Months Ended January 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Ultra-Short-Term Bond Fund	7/31/2017	1/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,004.88	$0.96
Admiral Shares	1,000.00	1,004.79	0.40
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.25	$0.97
Admiral Shares	1,000.00	1,024.80	0.41

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.19% for Investor Shares and 0.08% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

46

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

47

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of
Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited
(BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Treasury
Bellwethers: 1 Year Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Ultra-Short-Term Bond Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Ultra-Short-Term Bond Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the
sponsor of the Ultra-Short-Term Bond Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the
Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Ultra-Short-Term Bond Fund or the owners of the Ultra-Short-Term Bond Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with
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acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon
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sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express
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entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Ultra-Short-Term Bond Fund to be issued. Neither Bloomberg nor Barclays has any obligation
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connection with administration, marketing or trading of the Ultra-Short-Term Bond Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Ultra-Short-Term Bond Fund, investors or other third parties. In addition, the licensing
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of the owners of the Ultra-Short-Term Bond Fund, investors or other third parties.

48

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THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE ULTRA-SHORT-TERM
BOND FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays
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© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited.Copyright 2017, Bloomberg.All rights reserved.

49

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 201 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III
Mr. McNabb has served as chairman of the board of
Vanguard and of each of the investment companies
served by Vanguard since January 2010; as a trustee of
each of the investment companies served by Vanguard
since 2009; and as director of Vanguard since 2008.
Mr. McNabb served as chief executive officer and
president of Vanguard and each of the investment
companies served by Vanguard from 2008 to 2017
and as a managing director of Vanguard from 1995
to 2008. Mr. McNabb also serves as a director of
Vanguard Marketing Corporation. He was born in 1957.

Mortimer J. Buckley
Mr. Buckley has served as chief executive officer
of Vanguard since January 2018; as chief executive
officer, president, and trustee of each of the
investment companies served by Vanguard since
January 2018; and as president and director of
Vanguard since 2017. Previous positions held by
Mr. Buckley at Vanguard include chief investment
officer (2013–2017), head of the Retail Investor
Group (2006–2012), and chief information officer
(2001–2006). Mr. Buckley also served as chairman
of the board of the Children’s Hospital of Philadelphia
from 2011 to 2017. He was born in 1969.

Independent Trustees

Emerson U. Fullwood
Mr. Fullwood has served as trustee since July 2008.
Mr. Fullwood is the former executive chief staff and
marketing officer for North America and corporate
vice president (retired 2008) of Xerox Corporation
(document management products and services).
Previous positions held at Xerox by Mr. Fullwood
include president of the Worldwide Channels Group,
president of Latin America, executive chief staff
officer of Developing Markets, and president of
Worldwide Customer Services. Mr. Fullwood is
the executive in residence at the Rochester Institute
of Technology, where he was the 2009–2010
Distinguished Minett Professor. Mr. Fullwood
serves as lead director of SPX FLOW, Inc. (multi-
industry manufacturing); director of the University of
Rochester Medical Center, the Monroe Community
College Foundation, the United Way of Rochester,
North Carolina A&T University, and Roberts Wesleyan
College; and a trustee of the University of Rochester.
He was born in 1948.

Amy Gutmann
Dr. Gutmann has served as trustee since June 2006.
Dr. Gutmann has served as the president of the
University of Pennsylvania since 2004. She is the
Christopher H. Browne Distinguished Professor of
Political Science, School of Arts and Sciences, and
Professor of Communication, Annenberg School for

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

Communication, with secondary faculty appointments
in the Department of Philosophy, School of Arts and
Sciences, and at the Graduate School of Education,
University of Pennsylvania. Dr. Gutmann also serves
as a trustee of the National Constitution Center. She
was born in 1949.

JoAnn Heffernan Heisen
Ms. Heisen has served as trustee since July 1998.
Ms. Heisen is the former corporate vice president
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products) and a former member
of its executive committee (1997–2008). During her
tenure at Johnson & Johnson, Ms. Heisen held
multiple roles, including: chief global diversity officer
(retired 2008), vice president and chief information
officer (1997–2006), controller (1995–1997), treasurer
(1991–1995), and assistant treasurer (1989–1991).
Ms. Heisen serves as a director of Skytop Lodge
Corporation (hotels) and the Robert Wood Johnson
Foundation and as a member of the advisory board
of the Institute for Women’s Leadership at Rutgers
University. She was born in 1950.

F. Joseph Loughrey
Mr. Loughrey has served as trustee since October
2009. Mr. Loughrey is the former president and chief
operating officer (retired 2009) and vice chairman of
the board (2008–2009) of Cummins Inc. (industrial
machinery). Mr. Loughrey serves as chairman of the
board of Hillenbrand, Inc. (specialized consumer
services), Oxfam America, and the Lumina Foundation
for Education; as a director of the V Foundation for
Cancer Research; and as a member of the advisory
council for the College of Arts and Letters and chair
of the advisory board to the Kellogg Institute for
International Studies, both at the University of Notre
Dame. He was born in 1949.

Mark Loughridge
Mr. Loughridge has served as trustee since March
2012. Mr. Loughridge is the former senior vice
president and chief financial officer (retired 2013) at
IBM (information technology services). Mr. Loughridge
also served as a fiduciary member of IBM’s retirement
plan committee (2004–2013). Previous positions held
by Mr. Loughridge at IBM include senior vice president
and general manager of Global Financing (2002–2004),
vice president and controller (1998–2002), and a
variety of management roles. Mr. Loughridge serves
as a member of the Council on Chicago Booth. He
was born in 1953.

Scott C. Malpass
Mr. Malpass has served as trustee since March 2012.
Mr. Malpass has served as chief investment officer
since 1989 and as vice president since 1996 at the
University of Notre Dame. Mr. Malpass serves as an
assistant professor of finance at the Mendoza College
of Business at the University of Notre Dame and is
a member of the Notre Dame 403(b) investment
committee. Mr. Malpass also serves as chairman
of the board of TIFF Advisory Services, Inc.; as a
member of the board of Catholic Investment Services,
Inc. (investment advisors); as a member of the board
of advisors for Spruceview Capital Partners; and as
a member of the board of superintendence of the
Institute for the Works of Religion. He was born
in 1962.

Deanna Mulligan
Ms. Mulligan has served as trustee since January
2018. Ms. Mulligan has served as president since
2010 and chief executive officer since 2011 at
The Guardian Life Insurance Company of America.
Previous positions held by Ms. Mulligan at The
Guardian Life Insurance Company of America include
chief operating officer (2010–2011) and executive vice
president of Individual Life and Disability (2008–2010).
Ms. Mulligan serves as a board member of The
Guardian Life Insurance Company of America, the
American Council of Life Insurers, the Partnership
for New York City (business leadership), and the
Committee Encouraging Corporate Philanthropy. She
also serves as a trustee of the Economic Club of New
York and the Bruce Museum (arts and science) and
as a member of the Advisory Council for the Stanford
Graduate School of Business. She was born in 1963.

André F. Perold
Dr. Perold has served as trustee since December
2004. Dr. Perold is the George Gund Professor of
Finance and Banking, Emeritus at the Harvard
Business School (retired 2011). Dr. Perold serves
as chief investment officer and co-managing partner
of HighVista Strategies LLC (private investment firm).
Dr. Perold also serves as an overseer of the Museum
of Fine Arts Boston. He was born in 1952.

Sarah Bloom Raskin
Ms. Raskin has served as trustee since January 2018.
Ms. Raskin served as deputy secretary of the United
States Department of the Treasury (2014–2017), as a
governor of the Federal Reserve Board (2010–2014),
and as commissioner of financial regulation of the
State of Maryland (2007–2010). Ms. Raskin also

served as a member of the Neighborhood
Reinvestment Corporation’s board of directors
(2012–2014). Ms. Raskin serves as a director
of i(x) Investments, LLC. She was born in 1961.

Peter F. Volanakis
Mr. Volanakis has served as trustee since July 2009.
Mr. Volanakis is the retired president and chief
operating officer (retired 2010) of Corning Incorporated
(communications equipment) and a former director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010). Mr. Volanakis served as a director of
SPX Corporation (multi-industry manufacturing)
(2012) and as an overseer of the Amos Tuck School
of Business Administration at Dartmouth College
(2001–2013). Mr. Volanakis serves as chairman of
the board of trustees of Colby-Sawyer College and is
a member of the board of Hypertherm Inc. (industrial
cutting systems, software, and consumables). He
was born in 1955.

Executive Officers

Glenn Booraem
Mr. Booraem, a principal of Vanguard, has served
as investment stewardship officer of each of the
investment companies served by Vanguard since
February 2017. Mr. Booraem served as treasurer
(2015–2017), controller (2010–2015), and assistant
controller (2001–2010) of each of the investment
companies served by Vanguard. He was born in 1967.

Christine M. Buchanan
Ms. Buchanan, a principal of Vanguard, has served
as treasurer of each of the investment companies
served by Vanguard since November 2017. She
also serves as global head of Fund Administration
at Vanguard. Ms. Buchanan served as a partner at
KPMG LLP (audit, tax, and advisory services)
(2005–2017). She was born in 1970.

Thomas J. Higgins
Mr. Higgins, a principal of Vanguard, has served
as chief financial officer of each of the investment
companies served by Vanguard since 2008.
Mr. Higgins served as treasurer of each of the
investment companies served by Vanguard
(1998–2008). He was born in 1957.

Peter Mahoney
Mr. Mahoney, a principal of Vanguard, has served
as controller of each of the investment companies
served by Vanguard since May 2015. Mr. Mahoney
served as head of International Fund Services at
Vanguard (2008–2014). He was born in 1974.

Anne E. Robinson
Ms. Robinson has served as general counsel
of Vanguard since September 2016; as secretary
of Vanguard and of each of the investment companies
served by Vanguard since September 2016; as director
and senior vice president of Vanguard Marketing
Corporation since September 2016; and as a
managing director of Vanguard since August 2016.
Ms. Robinson served as managing director and
general counsel of Global Cards and Consumer
Services at Citigroup (2014–2016). She served
as counsel at American Express (2003–2014).
She was born in 1970.

Michael Rollings
Mr. Rollings, a managing director of Vanguard since
June 2016, has served as finance director of each
of the investment companies served by Vanguard
since November 2017 and as a director of Vanguard
Marketing Corporation since June 2016. Mr. Rollings
served as treasurer of each of the investment
companies served by Vanguard from February 2017 to
November 2017. He also served as the executive vice
president and chief financial officer of MassMutual
Financial Group (2006–2016). He was born in 1963.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollins
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® >	vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q14920 032018

Annual Report | January 31, 2018

Vanguard REIT II Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Fund Profile.	5
Performance Summary.	6
Financial Statements.	7
Your Fund’s After-Tax Returns.	20
About Your Fund’s Expenses.	21
Trustees Approve Advisory Arrangement.	23
Glossary.	24

REIT II Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard launched Vanguard REIT II Index Fund on September 26, 2017, to provide Vanguard REIT Index Fund with additional investment capacity.

• In the limited time the fund has been in existence, it returned –2.89%, in line with the return of its benchmark index but lower than that of its peer group.

• On February 1, 2018, the fund changed its name to Vanguard Real Estate II Index Fund and its benchmark from the MSCI US REIT Index to the MSCI US Investable Market Real Estate 25/50 Transition Index. The new target index will increase exposure to certain specialized REITs and real estate management development companies.

• The fund is expected to complete its transition to the MSCI US Investable Market Real Estate 25/50 Index during the third quarter of 2018.

Total Returns: Period Ended January 31, 2018
Since Inception
Vanguard REIT II Index Fund (Inception: 9/26/2017)	-2.89%
MSCI US REIT Index	-2.86
Real Estate Funds Average	-1.11
Real Estate Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
REIT II Index Fund	0.08%	1.25%

The fund expense ratio shown is from the prospectus dated September 26, 2017, and represents estimated costs for the current fiscal year. For the period from inception through January 31, 2018, the fund’s annualized expense ratio was 0.08%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Real Estate Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

When you start a new job, it’s natural to reflect on both the past and the future. And so it is in my case, having begun my service as just the fourth chief executive in Vanguard’s history.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio

2

from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my new role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	25.84%	14.28%	15.72%
Russell 2000 Index (Small-caps)	17.18	12.12	13.33
Russell 3000 Index (Broad U.S. market)	25.16	14.11	15.53
FTSE All-World ex US Index (International)	29.63	10.20	7.48

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.15%	1.14%	2.01%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.52	1.97	2.69
Citigroup Three-Month U.S. Treasury Bill Index	0.91	0.41	0.25

CPI
Consumer Price Index	2.07%	1.98%	1.48%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

3

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
February 15, 2018

4

REIT II Index Fund

Fund Profile
As of January 31, 2018

Portfolio Characteristics
			DJ
			U.S. Total
		MSCI US	Market
	Fund	REIT Index	FA Index
Number of Stocks	181	152	3,765
Median Market Cap	$9.8B	$9.8B	$73.6B
Price/Earnings Ratio	32.5x	32.5x	23.8x
Price/Book Ratio	2.2x	2.2x	3.2x
Return on Equity	5.9%	5.9%	14.9%
Earnings Growth Rate	18.3%	17.1%	9.1%
Dividend Yield	4.2%	4.2%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	1%	—	—
Ticker Symbol	VRTPX	—	—
Expense Ratio[1]	0.08%	—	—
Short-Term Reserves	0.0%	—	—

Dividend Yield: This yield may include some payments that
represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

Subindustry Diversification (% of equity
exposure)
		MSCI US
	Fund	REIT Index
Diversified REITs	7.2%	7.2%
Health Care REITs	11.1	11.2
Hotel & Resort REITs	7.2	7.2
Industrial REITs	7.7	7.8
Office REITs	13.2	13.2
Residential REITs	16.2	16.2
Retail REITs	19.1	19.1
Specialized REITs	18.3	18.1

Sector categories are based on the Global Industry Classification
Standard ("GICS"), except for the "Other" category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
Simon Property Group
Inc.	Retail REITs	6.2%
Equinix Inc.	Specialized REITs	4.3
Prologis Inc.	Industrial REITs	4.2
Public Storage	Specialized REITs	3.7
AvalonBay Communities
Inc.	Residential REITs	2.9
Digital Realty Trust Inc.	Specialized REITs	2.8
Equity Residential	Residential REITs	2.7
Welltower Inc.	Health Care REITs	2.7
Ventas Inc.	Health Care REITs	2.4
Boston Properties Inc.	Office REITs	2.3
Top Ten		34.2%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated September 26, 2017, and represents estimated costs for the current fiscal year. For the period from inception through January 31, 2018, the expense ratio was 0.08%.

5

REIT II Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

	Total Returns
	Period Ended January 31, 2018
	Since	Final Value
	Inception	of a $100,000,000
	(9/26/2017)	Investment
REIT II Index Fund	-2.89%	$97,110,506
MSCI US REIT Index	-2.86	97,144,679
Real Estate Funds Average	-1.11	98,891,393
Dow Jones U.S. Total Stock Market Float Adjusted
Index	13.15	113,147,952

Real Estate Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standards.

Fiscal-Period Total Returns (%): September 26, 2017, Through January 31, 2018

REIT II Index Fund
MSCI US REIT Index

Total Returns: Period Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	Since Inception
Vanguard REIT II Index Fund	9/26/2017	1.37%

See Financial Highlights for dividend and capital gains information.

6

REIT II Index Fund

Financial Statements

Statement of Net Assets
As of January 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Equity Real Estate Investment
Trusts (REITs) (99.9%)
Diversified REITs (7.2%)
Alexander & Baldwin Inc.	560,985	14,877
American Assets Trust Inc.	262,891	9,270
Armada Hoffler Properties
Inc.	334,730	4,817
Colony NorthStar Inc.
Class A	3,889,635	34,929
Empire State Realty
Trust Inc.	996,194	19,476
Forest City Realty Trust
Inc. Class A	1,585,972	37,223
Gladstone Commercial
Corp.	206,017	3,914
Global Net Lease Inc.	500,415	9,178
Gramercy Property Trust	1,128,505	28,483
Investors Real Estate
Trust	896,758	5,085
* iStar Inc.	483,494	5,101
Lexington Realty Trust	1,610,092	14,523
Liberty Property Trust	1,095,377	45,360
One Liberty Properties
Inc.	104,297	2,549
PS Business Parks Inc.	151,826	18,539
Select Income REIT	498,697	11,151
Spirit Realty Capital Inc.	3,406,544	27,831
STORE Capital Corp.	1,270,514	31,140
VEREIT Inc.	7,240,866	52,134
Washington REIT	571,742	16,386
WP Carey Inc.	794,089	51,465
		443,431
Health Care REITs (11.1%)
CareTrust REIT Inc.	564,470	8,969
Community Healthcare
Trust Inc.	94,057	2,506
HCP Inc.	3,484,146	83,898

			Market
			Value•
		Shares	($000)
	Healthcare Realty Trust
	Inc.	920,159	27,485
	Healthcare Trust of
	America Inc. Class A	1,491,279	41,174
	LTC Properties Inc.	294,208	12,057
	MedEquities Realty
	Trust Inc.	2,558	28
	Medical Properties
	Trust Inc.	2,705,512	35,388
	National Health
	Investors Inc.	304,659	21,488
	New Senior Investment
	Group Inc.	610,768	4,678
^	Omega Healthcare
	Investors Inc.	1,465,607	39,630
	Physicians Realty Trust	1,320,106	21,518
*	Quality Care Properties
	Inc.	697,473	9,416
	Sabra Health Care REIT
	Inc.	1,306,522	23,648
	Senior Housing
	Properties Trust	1,765,255	30,592
	Universal Health Realty
	Income Trust	96,116	6,397
	Ventas Inc.	2,645,891	148,090
	Welltower Inc.	2,740,964	164,376
			681,338
Hotel & Resort REITs (7.2%)
	Apple Hospitality REIT
	Inc.	1,574,816	30,693
	Ashford Hospitality
	Prime Inc.	190,216	1,716
	Ashford Hospitality Trust
	Inc.	723,642	4,660
	Chatham Lodging Trust	337,300	7,555
	Chesapeake Lodging Trust	447,156	12,239
	DiamondRock Hospitality
	Co.	1,488,471	17,504

7

REIT II Index Fund

		Market
		Value•
	Shares	($000)
Hersha Hospitality Trust
Class A	311,250	5,774
Hospitality Properties
Trust	1,223,435	34,758
Host Hotels & Resorts
Inc.	5,497,994	114,138
LaSalle Hotel Properties	841,525	25,700
MGM Growth Properties
LLC Class A	514,134	14,427
Park Hotels & Resorts
Inc.	1,197,307	34,614
^ Pebblebrook Hotel Trust	512,594	19,991
RLJ Lodging Trust	1,298,300	30,017
Ryman Hospitality
Properties Inc.	342,375	26,209
Summit Hotel Properties
Inc.	775,071	12,006
Sunstone Hotel Investors
Inc.	1,674,985	28,223
Xenia Hotels & Resorts
Inc.	793,290	17,611
		437,835
Industrial REITs (7.7%)
DCT Industrial Trust Inc.	691,748	40,945
Duke Realty Corp.	2,644,315	69,836
EastGroup Properties
Inc.	255,083	22,144
First Industrial Realty
Trust Inc.	891,003	27,496
Monmouth Real Estate
Investment Corp.	497,658	8,505
Prologis Inc.	3,950,887	257,242
Rexford Industrial
Realty Inc.	528,702	15,697
STAG Industrial Inc.	685,928	17,368
Terreno Realty Corp.	389,262	13,858
		473,091
Office REITs (13.2%)
Alexandria Real Estate
Equities Inc.	696,097	90,284
Boston Properties Inc.	1,146,969	141,892
Brandywine Realty Trust	1,303,812	23,390
City Office REIT Inc.	4,071	48
Columbia Property Trust
Inc.	901,356	19,731
Corporate Office
Properties Trust	739,209	20,180
Cousins Properties Inc.	3,121,636	28,095
Douglas Emmett Inc.	1,149,503	44,451
Easterly Government
Properties Inc.	290,043	6,042
* Equity Commonwealth	922,116	27,580
Franklin Street Properties
Corp.	757,066	7,677

		Market
		Value•
	Shares	($000)
Government Properties
Income Trust	714,930	12,268
Highwoods Properties Inc.	767,635	36,754
Hudson Pacific
Properties Inc.	1,154,273	36,902
JBG SMITH Properties	703,100	23,730
Kilroy Realty Corp.	730,727	52,115
Mack-Cali Realty Corp.	634,487	12,734
New York REIT Inc.	1,249,215	2,523
NorthStar Realty Europe
Corp.	390,106	4,654
Paramount Group Inc.	1,506,899	22,649
Piedmont Office Realty
Trust Inc. Class A	1,081,737	21,115
SL Green Realty Corp.	735,207	73,903
Tier REIT Inc.	355,835	6,907
Vornado Realty Trust	1,266,364	90,773
		806,397
Residential REITs (16.2%)
Altisource Residential
Corp.	376,852	4,149
American Campus
Communities Inc.	1,014,024	38,999
American Homes 4 Rent
Class A	1,736,789	36,108
Apartment Investment
& Management Co.	1,166,605	48,811
AvalonBay Communities
Inc.	1,025,966	174,825
Camden Property Trust	688,921	59,633
Education Realty Trust
Inc.	544,216	17,975
Equity LifeStyle
Properties Inc.	614,385	53,034
Equity Residential	2,730,748	168,241
Essex Property Trust Inc.	490,635	114,308
Independence Realty
Trust Inc.	607,635	5,584
Invitation Homes Inc.	2,313,980	52,041
Mid-America Apartment
Communities Inc.	843,606	80,455
NexPoint Residential
Trust Inc.	133,130	3,529
Preferred Apartment
Communities Inc.
Class A	240,050	4,002
Sun Communities Inc.	587,404	52,185
UDR Inc.	1,988,042	72,623
UMH Properties Inc.	224,499	3,004
		989,506
Retail REITs (19.0%)
Acadia Realty Trust	621,652	15,268
Agree Realty Corp.	213,007	10,254
Alexander’s Inc.	17,126	6,223

8

REIT II Index Fund

			Market
			Value•
		Shares	($000)
	Brixmor Property Group
	Inc.	2,264,926	36,760
	CBL & Associates
	Properties Inc.	1,271,914	7,072
	Cedar Realty Trust Inc.	679,026	3,470
	DDR Corp.	2,321,439	18,850
	Federal Realty
	Investment Trust	537,169	64,890
	Getty Realty Corp.	249,230	6,540
	GGP Inc.	4,588,053	105,663
	Kimco Realty Corp.	3,162,303	50,312
	Kite Realty Group Trust	619,849	10,450
	Macerich Co.	893,405	57,687
	National Retail
	Properties Inc.	1,108,638	43,991
	Pennsylvania REIT	519,417	5,797
	Ramco-Gershenson
	Properties Trust	589,979	7,799
	Realty Income Corp.	2,039,118	108,461
	Regency Centers Corp.	1,137,713	71,573
	Retail Opportunity
	Investments Corp.	815,732	14,985
	Retail Properties of
	America Inc.	1,717,103	20,691
	Saul Centers Inc.	97,473	5,335
^	Seritage Growth
	Properties Class A	186,798	7,696
	Simon Property Group
	Inc.	2,309,768	377,347
^	Tanger Factory Outlet
	Centers Inc.	705,432	17,763
	Taubman Centers Inc.	451,092	27,810
	Urban Edge Properties	845,457	19,767
	Urstadt Biddle Properties
	Inc. Class A	221,535	4,302
	Washington Prime
	Group Inc.	1,381,637	9,091
	Weingarten Realty
	Investors	907,338	26,812
	Whitestone REIT	286,850	3,769
			1,166,428
Specialized REITs (18.3%)
	American Tower Corp.	41,968	6,199
	CatchMark Timber Trust
	Inc. Class A	5,939	78
	CoreCivic Inc.	878,180	20,383
	CoreSite Realty Corp.	254,660	27,585
	Crown Castle
	International Corp.	31,588	3,562
	CubeSmart	1,339,375	36,873
	CyrusOne Inc.	644,920	37,205
	Digital Realty Trust Inc.	1,524,786	170,700
	EPR Properties	547,669	32,345
	Equinix Inc.	579,485	263,776

			Market
			Value•
		Shares	($000)
	Extra Space Storage Inc.	936,452	78,175
	Farmland Partners Inc.	4,397	36
	Four Corners Property
	Trust Inc.	455,046	10,739
	Gaming and Leisure
	Properties Inc.	1,499,480	54,641
	GEO Group Inc.	922,544	20,803
	InfraREIT Inc.	2,132	40
	Iron Mountain Inc.	1,969,004	68,974
	Lamar Advertising Co.
	Class A	11,106	800
	Life Storage Inc.	346,207	28,770
	National Storage
	Affiliates Trust	366,707	9,303
	Outfront Media Inc.	13,337	299
	Potlatch Corp.	4,856	257
	Public Storage	1,163,111	227,691
	QTS Realty Trust Inc.
	Class A	361,800	18,018
	Rayonier Inc.	14,392	467
*	SBA Communications
	Corp. Class A	10,024	1,749
	Uniti Group Inc.	23,123	366
	Weyerhaeuser Co.	89,445	3,358
			1,123,192
Total Equity Real Estate
Investment Trusts (REITs)
(Cost $6,344,988)			6,121,218
Real Estate Management & Development (0.1%)
Diversified Real Estate Activities (0.0%)
*	Five Point Holdings LLC
	Class A	1,550	21
	RMR Group Inc. Class A	426	28
*	St. Joe Co.	4,027	76
*	Tejon Ranch Co.	1,478	32
			157
Real Estate Development (0.0%)
*	Forestar Group Inc.	834	20
*	Howard Hughes Corp.	5,210	656
			676
Real Estate Operating Companies (0.0%)
*	FRP Holdings Inc.	171	8
	Kennedy-Wilson Holdings
	Inc.	13,500	240
			248
Real Estate Services (0.1%)
*	Altisource Portfolio
	Solutions SA	1,443	40
*	CBRE Group Inc. Class A	37,980	1,735
	HFF Inc. Class A	3,670	181
	Jones Lang LaSalle Inc.	3,789	593
*	Marcus & Millichap Inc.	1,519	50

9

REIT II Index Fund

		Market
		Value•
	Shares	($000)
RE/MAX Holdings Inc.
Class A	1,568	77
Realogy Holdings Corp.	20,209	556
		3,232
Total Real Estate Management & Development
(Cost $4,304)		4,313
Total Common Stocks
(Cost $6,349,292)		6,125,531
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
Liquidity Fund, 1.545%	63,612	6,361
Total Temporary Cash Investments
(Cost $6,362)		6,361
Total Investments (100.1%)
(Cost $6,355,654)		6,131,892

		Amount
		($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard		350
Receivables for Investment
Securities Sold		19,561
Receivables for Accrued Income		5,630
Total Other Assets		25,541
Liabilities
Payables for Investment
Securities Purchased		(21,504)
Collateral for Securities on Loan		(6,361)
Payables to Vanguard		(254)
Other Liabilities		(2,902)
Total Liabilities		(31,021)
Net Assets (100%)		6,126,412

At January 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	6,335,870
Undistributed Net Investment Income	14,304
Accumulated Net Realized Gains	—
Unrealized Appreciation (Depreciation)	(223,762)
Net Assets	6,126,412
Applicable to 319,564,620 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,126,412
Net Asset Value Per Share	$19.17

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $6,332,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
2 Includes $6,361,000 of collateral received for securities
on loan.
REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

10

REIT II Index Fund

Statement of Operations

September 26, 2017[1] to
January 31, 2018
($000)
Investment Income
Income
Dividends [2]	86,840
Securities Lending—Net	13
Total Income	86,853
Expenses
The Vanguard Group—Note B
Investment Advisory Services	123
Management and Administrative	1,467
Marketing and Distribution	129
Custodian Fees	22
Auditing Fees	17
Trustees' Fees and Expenses	1
Total Expenses	1,759
Net Investment Income	85,094
Realized Net Gain (Loss)
Capital Gain Distributions Received	13,700
Investment Securities Sold [2]	(4,138)
Futures Contracts	27
Realized Net Gain (Loss)	9,589
Change in Unrealized Appreciation (Depreciation) of Investment Securities[2]	(223,762)
Net Increase (Decrease) in Net Assets Resulting from Operations	(129,079)

1 Inception.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $0, ($1,000), and ($1,000) respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

11

REIT II Index Fund

Statement of Changes in Net Assets

September 26, 2017[1] to
January 31, 2018
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	85,094
Realized Net Gain (Loss)	9,589
Change in Unrealized Appreciation (Depreciation)	(223,762)
Net Increase (Decrease) in Net Assets Resulting from Operations	(129,079)
Distributions
Net Investment Income	(70,790)
Realized Capital Gain	(9,589)
Return of Capital	(2,954)
Total Distributions	(83,333)
Capital Share Transactions
Issued	6,255,491
Issued in Lieu of Cash Distributions	83,333
Redeemed	—
Net Increase (Decrease) from Capital Share Transactions	6,338,824
Total Increase (Decrease)	6,126,412
Net Assets
Beginning of Period	—
End of Period[2]	6,126,412

1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $14,304,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

REIT II Index Fund

Financial Highlights

September 26, 2017[1] to
For a Share Outstanding Throughout the Period	January 31, 2018
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income[2]	.268
Net Realized and Unrealized Gain (Loss) on Investments	(.834)
Total from Investment Operations	(.566)
Distributions
Dividends from Net Investment Income	(.225)
Distributions from Realized Capital Gains	(.030)
Return of Capital	(.009)
Total Distributions	(. 264)
Net Asset Value, End of Period	$19.17

Total Return	-2.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,126
Ratio of Total Expenses to Average Net Assets	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	3.84%[3]
Portfolio Turnover Rate	1%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

13

REIT II Index Fund

Notes to Financial Statements

Vanguard REIT II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is a wholly owned subsidiary of Vanguard REIT Index Fund (“REIT”), and at January 31, 2018, REIT was the record or beneficial owner of 100% of the fund’s net assets. As part of REIT’s principal investment strategy, it attempts to replicate the benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through the fund—in the stocks that make up the index.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at January 31, 2018.

3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended January 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

14

REIT II Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2018, or at any time during the period then ended.

7. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

15

REIT II Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2018, the fund had contributed to Vanguard capital in the amount of $350,000, representing 0.01% of the fund’s net assets and 0.14% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At January 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

At January 31, 2018, the cost of investment securities for tax purposes was $6,355,654,000. Net unrealized depreciation of investment securities for tax purposes was $223,762,000, consisting of unrealized gains of $174,893,000 on securities that had risen in value since their purchase and $398,655,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended January 31, 2018, the fund purchased $6,433,959,000 of investment securities and sold $73,351,000 of investment securities, other than temporary cash investments. Purchases and sales include $6,255,490,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

16

REIT II Index Fund

F. Capital shares issued and redeemed were:
September 26, 2017[1] to
January 31, 2018
Shares
(000)
Issued	315,418
Issued in Lieu of Cash Distributions	4,147
Redeemed	—
Net Increase (Decrease) in Shares Outstanding	319,565

1 Inception.

G. On February 1, 2018, the benchmark index of the fund was changed from the MSCI US REIT Index to the MSCI US Investable Market Real Estate 25/50 Transition Index. The fund is expected to complete its transition to its destination benchmark index, MSCI US Investable Market Real Estate 25/50 Index, during the third quarter of 2018. Additionally, the name of the fund was changed to Vanguard Real Estate II Index Fund.

Management has determined that no other material events or transactions occurred subsequent to January 31, 2018, that would require recognition or disclosure in these financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Real Estate II Index Fund (formerly known as Vanguard REIT II Index Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard REIT II Index Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the "Fund”) as of January 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 26, 2017 (commencement of operations) through January 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the period September 26, 2017 (commencement of operations) through January 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of
Funds since 1975.

18

Special 2017 tax information (unaudited) for Vanguard REIT II Index Fund

This information for the fiscal year ended January 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $9,589,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year. The fund designated $9,589,000 of its capital gain dividends as unrecaptured section 1250 gain distribution ( 25% rate gain).

The fund distributed $6,184,000 of qualified dividend income to shareholders during the fiscal year.

19

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: REIT II Index Fund
Periods Ended January 31, 2018

Since
Inception
(9/26/2017)
Returns Before Taxes	-2.89%
Returns After Taxes on Distributions	-3.44
Returns After Taxes on Distributions and Sale of Fund Shares	-1.73

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Period Ended January 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT II Index Fund	9/26/2017	1/31/2018	Period
Based on Actual Fund Return	$1,000.00	$971.11	$0.40
Based on Hypothetical 5% Yearly Return	1,000.00	982.20	0.40

The calculations are based on expenses incurred in the most recent period. The fund’s annualized expense ratio for that period is 0.08%.
The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period since inception September 26, 2017, to January 31, 2018, then divided by the number of days in the most recent 12-month period (128/365).

22

Trustees Approve Advisory Arrangement

Effective September 2017, the board of Vanguard Fixed Income Securities Funds approved the launch of Vanguard REIT II Index Fund, which utilizes an internalized management structure whereby The Vanguard Group, Inc. (Vanguard), through its Equity Index Group, would provide investment advisory services to the fund. The board determined that the investment advisory arrangement with Vanguard was in the best interests of the fund and its prospective shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services to be provided to the fund and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board determined that the Equity Index Group, in its management of other Vanguard funds, has a track record of consistent performance and disciplined investment processes. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio will be well below the average expense ratio charged by funds in its peer group. Information about the fund’s expenses appears in the About Your Fund’s Expenses section as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the fund ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement after a one-year period.

23

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments. This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying stocks.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

24

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 201 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Mr. McNabb has served as chairman of the board of Vanguard and of each of the investment companies served by Vanguard since January 2010; as a trustee of each of the investment companies served by Vanguard since 2009; and as director of Vanguard since 2008. Mr. McNabb served as chief executive officer and president of Vanguard and each of the investment companies served by Vanguard from 2008 to 2017 and as a managing director of Vanguard from 1995 to 2008. Mr. McNabb also serves as a director of Vanguard Marketing Corporation. He was born in 1957.

Mortimer J. Buckley

Mr. Buckley has served as chief executive officer of Vanguard since January 2018; as chief executive officer, president, and trustee of each of the investment companies served by Vanguard since January 2018; and as president and director of Vanguard since 2017. Previous positions held by Mr. Buckley at Vanguard include chief investment officer (2013–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006). Mr. Buckley also served as chairman of the board of the Children’s Hospital of Philadelphia from 2011 to 2017. He was born in 1969.

Independent Trustees

Emerson U. Fullwood

Mr. Fullwood has served as trustee since July 2008. Mr. Fullwood is the former executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Previous positions held at Xerox by Mr. Fullwood include president of the Worldwide Channels Group, president of Latin America, executive chief staff officer of Developing Markets, and president of Worldwide Customer Services. Mr. Fullwood is the executive in residence at the Rochester Institute of Technology, where he was the 2009–2010 Distinguished Minett Professor. Mr. Fullwood serves as lead director of SPX FLOW, Inc. (multi-industry manufacturing); director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College; and a trustee of the University of Rochester. He was born in 1948.

Amy Gutmann

Dr. Gutmann has served as trustee since June 2006. Dr. Gutmann has served as the president of the University of Pennsylvania since 2004. She is the Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Dr. Gutmann also serves as a trustee of the National Constitution Center. She was born in 1949.

JoAnn Heffernan Heisen

Ms. Heisen has served as trustee since July 1998. Ms. Heisen is the former corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and a former member of its executive committee (1997–2008). During her tenure at Johnson & Johnson, Ms. Heisen held multiple roles, including: chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991). Ms. Heisen serves as a director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation and as a member of the advisory board of the Institute for Women’s Leadership at Rutgers University. She was born in 1950.

F. Joseph Loughrey

Mr. Loughrey has served as trustee since October 2009. Mr. Loughrey is the former president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Mr. Loughrey serves as chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; as a director of the V Foundation for Cancer Research; and as a member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. He was born in 1949.

Mark Loughridge

Mr. Loughridge has served as trustee since March 2012. Mr. Loughridge is the former senior vice president and chief financial officer (retired 2013) at IBM (information technology services). Mr. Loughridge also served as a fiduciary member of IBM’s retirement plan committee (2004–2013). Previous positions held by Mr. Loughridge at IBM include senior vice president and general manager of Global Financing (2002–2004), vice president and controller (1998–2002), and a variety of management roles. Mr. Loughridge serves as a member of the Council on Chicago Booth. He was born in 1953.

Scott C. Malpass

Mr. Malpass has served as trustee since March 2012. Mr. Malpass has served as chief investment officer since 1989 and as vice president since 1996 at the University of Notre Dame. Mr. Malpass serves as an assistant professor of finance at the Mendoza College of Business at the University of Notre Dame and is a member of the Notre Dame 403(b) investment committee. Mr. Malpass also serves as chairman of the board of TIFF Advisory Services, Inc.; as a member of the board of Catholic Investment Services, Inc. (investment advisors); as a member of the board of advisors for Spruceview Capital Partners; and as a member of the board of superintendence of the Institute for the Works of Religion. He was born in 1962.

Deanna Mulligan

Ms. Mulligan has served as trustee since January 2018. Ms. Mulligan has served as president since 2010 and chief executive officer since 2011 at The Guardian Life Insurance Company of America. Previous positions held by Ms. Mulligan at The Guardian Life Insurance Company of America include chief operating officer (2010–2011) and executive vice president of Individual Life and Disability (2008–2010). Ms. Mulligan serves as a board member of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. She also serves as a trustee of the Economic Club of New York and the Bruce Museum (arts and science) and as a member of the Advisory Council for the Stanford Graduate School of Business. She was born in 1963.

André F. Perold

Dr. Perold has served as trustee since December 2004. Dr. Perold is the George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Dr. Perold serves as chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Dr. Perold also serves as an overseer of the Museum of Fine Arts Boston. He was born in 1952.

Sarah Bloom Raskin

Ms. Raskin has served as trustee since January 2018. Ms. Raskin served as deputy secretary of the United States Department of the Treasury (2014–2017), as a governor of the Federal Reserve Board (2010–2014), and as commissioner of financial regulation of the State of Maryland (2007–2010). Ms. Raskin also served as a member of the Neighborhood Reinvestment Corporation’s board of directors (2012–2014). Ms. Raskin serves as a director of i(x) Investments, LLC. She was born in 1961.

Peter F. Volanakis

Mr. Volanakis has served as trustee since July 2009. Mr. Volanakis is the retired president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and a former director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Mr. Volanakis served as a director of SPX Corporation (multi-industry manufacturing) (2012) and as an overseer of the Amos Tuck School of Business Administration at Dartmouth College (2001–2013). Mr. Volanakis serves as chairman of the board of trustees of Colby-Sawyer College and is a member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables). He was born in 1955.

Executive Officers

Glenn Booraem

Mr. Booraem, a principal of Vanguard, has served as investment stewardship officer of each of the investment companies served by Vanguard since February 2017. Mr. Booraem served as treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard. He was born in 1967.

Christine M. Buchanan

Ms. Buchanan, a principal of Vanguard, has served as treasurer of each of the investment companies served by Vanguard since November 2017. She also serves as global head of Fund Administration at Vanguard. Ms. Buchanan served as a partner at KPMG LLP (audit, tax, and advisory services) (2005–2017). She was born in 1970.

Thomas J. Higgins

Mr. Higgins, a principal of Vanguard, has served as chief financial officer of each of the investment companies served by Vanguard since 2008. Mr. Higgins served as treasurer of each of the investment companies served by Vanguard (1998–2008). He was born in 1957.

Peter Mahoney

Mr. Mahoney, a principal of Vanguard, has served as controller of each of the investment companies served by Vanguard since May 2015. Mr. Mahoney served as head of International Fund Services at Vanguard (2008–2014). He was born in 1974.

Anne E. Robinson

Ms. Robinson has served as general counsel of Vanguard since September 2016; as secretary of Vanguard and of each of the investment companies served by Vanguard since September 2016; as director and senior vice president of Vanguard Marketing Corporation since September 2016; and as a managing director of Vanguard since August 2016. Ms. Robinson served as managing director and general counsel of Global Cards and Consumer Services at Citigroup (2014–2016). She served as counsel at American Express (2003–2014). She was born in 1970.

Michael Rollings

Mr. Rollings, a managing director of Vanguard since June 2016, has served as finance director of each of the investment companies served by Vanguard since November 2017 and as a director of Vanguard Marketing Corporation since June 2016. Mr. Rollings served as treasurer of each of the investment companies served by Vanguard from February 2017 to November 2017. He also served as the executive vice president and chief financial officer of MassMutual Financial Group (2006–2016). He was born in 1963.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollins
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2017, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q20230 032018

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to
be independent: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F.
Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2018: $440,000
Fiscal Year Ended January 31, 2017: $428,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2018: $8,424,459
Fiscal Year Ended January 31, 2017: $9,629,849

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing
Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended January 31, 2018: $3,194,093
Fiscal Year Ended January 31, 2017: $2,717,627

Includes fees billed in connection with assurance and related services provided to the
Registrant, other registered investment companies in the Vanguard complex, The Vanguard
Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended January 31, 2018: $274,313
Fiscal Year Ended January 31, 2017: $254,050

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex,
The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended January 31, 2018: $0
Fiscal Year Ended January 31, 2017: $214,225

Includes fees billed for services related to tax reported information provided to the
Registrant, other registered investment companies in the Vanguard complex, The Vanguard
Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit
Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit
Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-
audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the
Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard
Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2018: $274,313
Fiscal Year Ended January 31, 2017: $468,275

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard
Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of
1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah
Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (6.1%)
U.S. Government Securities (5.5%)
1	United States Treasury Inflation Indexed Bonds	0.125%	4/15/19	870,250	915,251
1	United States Treasury Note/Bond	1.500%	7/15/20	673,400	661,615
1,2	United States Treasury Note/Bond	1.375%	8/31/20	200,000	195,624
1	United States Treasury Note/Bond	2.125%	8/31/20	940,000	937,067
1,2	United States Treasury Note/Bond	1.375%	10/31/20	470,000	458,692
3	United States Treasury Note/Bond	1.625%	11/30/20	99,000	97,206
	United States Treasury Note/Bond	1.375%	1/31/21	150,000	145,946
1	United States Treasury Note/Bond	1.875%	9/30/22	40,000	38,888
1	United States Treasury Note/Bond	1.500%	8/15/26	3,840	3,486
					3,453,775
Nonconventional Mortgage-Backed Securities (0.6%)
4,5,6	Fannie Mae Pool	3.080%	5/1/33	1,562	1,652
4,5,6	Fannie Mae Pool	3.098%	6/1/33	1,576	1,639
4,5,6	Fannie Mae Pool	3.292%	12/1/32	245	251
4,5,6	Fannie Mae Pool	3.310%	7/1/32	257	273
4,5,7	Fannie Mae Pool	3.455%	2/1/37	747	791
4,5,7	Fannie Mae Pool	3.500%	9/1/32	205	216
4,5,7	Fannie Mae Pool	3.510%	8/1/37	466	477
4,5,7	Fannie Mae Pool	3.535%	8/1/33	2,086	2,164
4,5,7	Fannie Mae Pool	3.583%	7/1/33	2,063	2,120
4,5,7	Fannie Mae Pool	3.721%	5/1/33	314	333
4,5	Fannie Mae REMICS	4.000%	5/25/43	70,499	14,879
4,5	Fannie Mae REMICS 2012-138	4.500%	12/25/42	22,992	5,638
4,5	Fannie Mae REMICS 2013-20	4.000%	3/25/43	54,876	11,720
4,5	Fannie Mae REMICS 2015-22J	6.000%	4/25/45	33,421	8,015
4,5	Fannie Mae REMICS 2015-33	5.000%	6/25/45	57,910	11,800
4,5	Fannie Mae REMICS 2016-2k	5.500%	2/25/46	31,716	6,875
4,5	Fannie Mae REMICS 2016-3D	6.000%	2/25/46	28,865	6,851
4,5	Fannie Mae REMICS 2017-100D	6.000%	12/25/47	37,792	8,936
4,5,8	Fannie Mae REMICS	4.589%	5/25/47	123,378	21,506
4,5	Fannie Mae REMICS 2017-66A	4.500%	9/25/47	42,333	9,240
4,5,8	Fannie Mae REMICS 2017-74C	4.639%	10/25/47	75,671	14,826
4,5	Fannie Mae-Aces 2018-3D	4.000%	2/25/48	52,333	11,786
4,5	Fannie Mae REMICS	4.000%	5/25/45	26,709	5,984
4,5,8	Fannie Mae REMICS	4.489%	3/25/46	86,223	14,209
4,5,6	Freddie Mac Non Gold Pool	3.351%	8/1/32	542	576
4,5,6	Freddie Mac Non Gold Pool	3.375%	8/1/32	667	686
4,5,7	Freddie Mac Non Gold Pool	3.500%	8/1/37	1,856	1,957
4,5,6	Freddie Mac Non Gold Pool	3.504%	9/1/32	54	58
4,5,7	Freddie Mac Non Gold Pool	3.643%	9/1/32	771	787
4,5,7	Freddie Mac Non Gold Pool	3.644%	1/1/33	276	297
4,5,7	Freddie Mac Non Gold Pool	3.711%	10/1/32–8/1/33	1,097	1,153
4,5	Freddie Mac REMICS	3.500%	12/15/42	69,925	13,359
4,5	Freddie Mac REMICS	4.000%	10/15/42–12/15/47	61,519	13,815
4,5,8	Freddie Mac REMICS	4.591%	1/15/42–1/15/45	59,888	10,123
4,5,8	Freddie Mac REMICS	4.641%	12/15/47	29,426	5,725
4	Government National Mortgage Association	4.000%	3/20/42	46,093	9,526
4	Government National Mortgage Association GNR_13-
	82B	3.500%	7/20/42	49,289	8,243
4,8	Government National Mortgage Association	4.089%	8/20/45	51,139	8,023
4	Government National Mortgage Association GNR_15-
	13C	4.500%	1/20/45	30,526	6,403
4	Government National Mortgage Association GNR_15-
	64	4.000%	5/20/45	25,540	5,229
4,8	Government National Mortgage Association	4.539%	9/20/46	37,001	6,918
4,8	Government National Mortgage Association GNR_17-
	134E	4.639%	9/20/47	40,858	6,592

1

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,8	Government National Mortgage Association GNR_17-
	141	4.639%	9/20/47	39,394	6,572
4,8	Government National Mortgage Association GNR_17-
	149	4.639%	10/20/47	24,476	3,985
4,8	Government National Mortgage Association GNR_17-
	153A	4.639%	10/20/47	78,960	14,854
4,8	Government National Mortgage Association GNR_17-
	163	4.639%	11/20/47	24,440	5,199
4,8	Government National Mortgage Association GNR_17-
	167	4.639%	11/20/47	20,081	3,261
4,9	Government National Mortgage Association GNR_17-
	179	4.500%	12/20/47	31,950	7,627
4,9	Government National Mortgage Association GNR_17-
	180	4.000%	12/20/47	30,998	7,447
[4,9,11]	Government National Mortgage Association GNR_17-
	189	4.639%	12/20/47	46,930	8,743
4	Government National Mortgage Association GNR_17-
	26k	5.000%	2/20/40	51,855	11,102
4	Government National Mortgage Association GNR_18-
	13	4.500%	1/20/48	52,708	12,988
[4,9,10]	Government National Mortgage Association GNR_18-
	5A	4.500%	1/20/48	26,710	5,593
4	Government National Mortgage Association GNR_18-
	5B	4.000%	1/20/48	34,365	7,958
4	Government National Mortgage Association GNR_18-
	6F	4.500%	1/20/48	35,276	8,919
365,899
Total U.S. Government and Agency Obligations (Cost $3,869,414)					3,819,674
Asset-Backed/Commercial Mortgage-Backed Securities (22.1%)
4	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	4,315	4,316
4	Ally Auto Receivables Trust 2017-5	2.220%	10/17/22	12,620	12,473
4	Ally Auto Receivables Trust 2018-1	2.350%	6/15/22	86,660	86,494
4	Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	23,100	23,026
4	Ally Master Owner Trust Series 2017-3	2.040%	6/15/22	20,510	20,265
4	American Express Credit Account Master Trust 2017-6	2.040%	5/15/23	75,260	74,344
4,12	American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	12,723	12,963
4,12	American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	3,360	3,474
4,12	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	17,213	17,502
4,12	American Homes 4 Rent 2015-SFR1	3.467%	4/17/52	15,316	15,372
4,12	American Homes 4 Rent 2015-SFR2	3.732%	10/17/45	6,633	6,755
4,12	American Homes 4 Rent 2015-SFR2	4.295%	10/17/45	2,830	2,925
4,12	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	15,984	16,749
4,12	Americold 2010 LLC Trust Series 2010-ARTA	6.811%	1/14/29	11,185	12,092
4	AmeriCredit Automobile Receivables Trust 2013-3	3.000%	7/8/19	17,620	17,623
4	AmeriCredit Automobile Receivables Trust 2013-4	3.310%	10/8/19	4,355	4,361
4	AmeriCredit Automobile Receivables Trust 2013-5	2.290%	11/8/19	1,528	1,529
4	AmeriCredit Automobile Receivables Trust 2013-5	2.860%	12/9/19	7,170	7,191
4	AmeriCredit Automobile Receivables Trust 2014-1	2.150%	3/9/20	3,269	3,271
4	AmeriCredit Automobile Receivables Trust 2014-2	2.180%	6/8/20	8,627	8,631
4	AmeriCredit Automobile Receivables Trust 2015-3	1.540%	3/9/20	9,128	9,123
4	AmeriCredit Automobile Receivables Trust 2015-3	2.080%	9/8/20	7,120	7,120
4	AmeriCredit Automobile Receivables Trust 2015-3	2.730%	3/8/21	12,055	12,095
4	AmeriCredit Automobile Receivables Trust 2015-3	3.340%	8/8/21	8,900	9,010
4	AmeriCredit Automobile Receivables Trust 2016-1	1.810%	10/8/20	11,413	11,405
4	AmeriCredit Automobile Receivables Trust 2016-1	2.890%	1/10/22	9,420	9,477
4	AmeriCredit Automobile Receivables Trust 2016-1	3.590%	2/8/22	6,820	6,937
4	AmeriCredit Automobile Receivables Trust 2016-2	1.600%	11/9/20	15,130	15,102
4	AmeriCredit Automobile Receivables Trust 2016-2	2.210%	5/10/21	4,770	4,757
4	AmeriCredit Automobile Receivables Trust 2016-2	2.870%	11/8/21	5,600	5,630
4	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	9,390	9,504
4	AmeriCredit Automobile Receivables Trust 2016-3	2.710%	9/8/22	10,170	10,077
4	AmeriCredit Automobile Receivables Trust 2016-4	2.410%	7/8/22	25,630	25,314

2

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	AmeriCredit Automobile Receivables Trust 2017-3	1.690%	12/18/20	78,970	78,773
4,12	AOA 2015-1177 Mortgage Trust	2.957%	12/13/29	13,390	13,319
4,12	Applebee's Funding LLC/IHOP Funding LLC	4.277%	9/5/44	6,090	5,910
4,12	ARI Fleet Lease Trust 2015-A	1.670%	9/15/23	13,724	13,618
4,12	ARL Second LLC 2014-1A	2.920%	6/15/44	15,252	15,118
4,12	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	15,105	15,467
4,12	Avis Budget Rental Car Funding AESOP LLC 2013-1A	1.920%	9/20/19	15,210	15,197
4,12	Avis Budget Rental Car Funding AESOP LLC 2013-2A	2.970%	2/20/20	29,200	29,341
4,12	Avis Budget Rental Car Funding AESOP LLC 2015-1A	2.500%	7/20/21	34,860	34,634
4,12	Avis Budget Rental Car Funding AESOP LLC 2015-2A	2.630%	12/20/21	43,123	42,866
4,12	Avis Budget Rental Car Funding AESOP LLC 2016-1A	2.990%	6/20/22	3,181	3,187
4,12	Avis Budget Rental Car Funding AESOP LLC 2017-1A	3.070%	9/20/23	7,640	7,632
4,12	Avis Budget Rental Car Funding AESOP LLC 2017-2A	2.970%	3/20/24	12,850	12,697
4,12	BAMLL Commercial Mortgage Securities Trust 2012-
	PARK	2.959%	12/10/30	4,900	4,874
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	3.429%	9/15/48	8,360	8,490
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	3.705%	9/15/48	6,740	6,942
4	Banc of America Commercial Mortgage Trust 2015-
	UBS7	4.366%	9/15/48	1,600	1,595
4	Banc of America Commercial Mortgage Trust 2017-
	BNK3	3.574%	2/15/50	4,760	4,839
4,13	Banc of America Funding 2006-H Trust	3.629%	9/20/46	12,212	11,223
4	BANK 2017 - BNK4	3.625%	5/15/50	24,660	25,165
4	BANK 2017 - BNK5	3.390%	6/15/60	23,820	23,865
4	BANK 2017 - BNK6	3.254%	7/15/60	13,450	13,344
4	BANK 2017 - BNK6	3.518%	7/15/60	13,190	13,338
4	BANK 2017 - BNK7	3.435%	9/15/60	16,580	16,613
4	BANK 2017 - BNK8	3.488%	11/15/50	33,600	33,888
4	BANK 2017 - BNK9	3.538%	11/15/54	38,850	39,277
4	BANK 2018 - BNK10	3.641%	2/15/61	11,860	12,167
4	BANK 2018 - BNK10	3.688%	2/15/61	31,470	32,234
4	Bank of America Mortgage 2002-J Trust	4.259%	9/25/32	17	17
4,12,14	Bank of America Student Loan Trust 2010-1A	2.545%	2/25/43	11,248	11,291
	Bank of Nova Scotia	1.875%	4/26/21	62,747	61,112
12	Bank of Nova Scotia	1.875%	9/20/21	28,850	27,860
4,13	Bear Stearns ARM Trust 2006-4	3.485%	10/25/36	20,156	19,853
4,13	Bear Stearns ARM Trust 2007-3	3.761%	5/25/47	13,284	13,297
4	BENCHMARK 2018-B1 Mortgage Trust	3.602%	1/15/51	3,740	3,832
4	BENCHMARK 2018-B1 Mortgage Trust	3.666%	1/15/51	17,710	18,136
4	BENCHMARK 2018-B1 Mortgage Trust	3.878%	1/15/51	5,990	6,140
4	BENCHMARK 2018-B1 Mortgage Trust	4.059%	1/15/51	2,700	2,772
4	BENCHMARK 2018-B1 Mortgage Trust	4.119%	1/15/51	4,200	4,212
[4,8,12]	BMW Floorplan Master Owner Trust 2015-1A	2.059%	7/15/20	37,450	37,528
4	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	22,040	21,923
4	BMW Vehicle Lease Trust 2017-2	2.190%	3/22/21	6,860	6,803
4	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	31,710	31,582
4,14	Brazos Higher Education Authority Inc. Series 2005-3	1.752%	6/25/26	10,462	10,404
4,14	Brazos Higher Education Authority Inc. Series 2011-1	2.262%	2/25/30	18,731	18,841
4,8	Cabela's Credit Card Master Note Trust 2015-2	2.229%	7/17/23	25,050	25,313
4,12	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	4,418	4,396
4,12	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	8,318	8,196
4,12	California Republic Auto Receivables Trust 2015-4	2.580%	6/15/21	13,690	13,725
4	California Republic Auto Receivables Trust 2016-2	1.560%	7/15/20	6,680	6,668
4	California Republic Auto Receivables Trust 2016-2	1.830%	12/15/21	7,160	7,084
4	California Republic Auto Receivables Trust 2016-2	2.520%	5/16/22	6,520	6,414
4	California Republic Auto Receivables Trust 2016-2	3.510%	3/15/23	3,180	3,136
4,12	Canadian Pacer Auto Receiveable Trust A Series 2017	2.050%	3/19/21	8,130	8,051
4,12	Canadian Pacer Auto Receiveable Trust A Series 2017	2.286%	1/19/22	5,710	5,616
4	Capital Auto Receivables Asset Trust 2013-4	3.220%	5/20/19	4,393	4,396
4	Capital Auto Receivables Asset Trust 2014-1	3.390%	7/22/19	3,829	3,835
4	Capital Auto Receivables Asset Trust 2014-3	3.940%	4/20/23	5,440	5,491
4	Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	17,022	17,025

3

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	20,360	20,357
4	Capital Auto Receivables Asset Trust 2015-3	2.430%	9/21/20	6,170	6,173
4	Capital Auto Receivables Asset Trust 2015-3	2.900%	12/21/20	6,880	6,926
4	Capital Auto Receivables Asset Trust 2016-2	3.160%	11/20/23	1,630	1,630
4	Capital Auto Receivables Asset Trust 2016-3	1.540%	8/20/20	10,290	10,259
4	Capital Auto Receivables Asset Trust 2016-3	2.350%	9/20/21	6,110	6,066
4	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	3,360	3,315
4,12	Capital Auto Receivables Asset Trust 2017-1	2.020%	8/20/21	12,160	12,057
4,12	Capital Auto Receivables Asset Trust 2017-1	2.220%	3/21/22	8,480	8,374
4	Capital One Multi-Asset Execution Trust 2015-A4	2.750%	5/15/25	34,810	34,730
4	Capital One Multi-Asset Execution Trust 2017-A4	1.990%	7/17/23	90,380	89,224
4,8	Capital One Multi-Asset Execution Trust 2017-A5	2.139%	7/15/27	47,560	48,067
[4,8,12]	CARDS II Trust 2016-1A	2.259%	7/15/21	37,710	37,800
[4,8,12]	CARDS II Trust 2017-2	1.819%	10/17/22	64,610	64,632
4	CarMax Auto Owner Trust 2014-1	1.690%	8/15/19	2,530	2,529
4	CarMax Auto Owner Trust 2014-1	1.930%	11/15/19	4,730	4,731
4	CarMax Auto Owner Trust 2015-2	3.040%	11/15/21	5,850	5,876
4	CarMax Auto Owner Trust 2015-3	2.280%	4/15/21	3,875	3,858
4	CarMax Auto Owner Trust 2015-3	2.680%	6/15/21	5,560	5,570
4	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	4,850	4,790
4	CarMax Auto Owner Trust 2016-2	3.250%	11/15/22	5,800	5,815
4	CarMax Auto Owner Trust 2016-3	2.200%	6/15/22	5,740	5,640
4	CarMax Auto Owner Trust 2016-3	2.940%	1/17/23	4,050	4,020
4	CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	12,120	12,020
4	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	6,860	6,763
4	CarMax Auto Owner Trust 2017-4	2.460%	8/15/23	3,240	3,181
4	CarMax Auto Owner Trust 2017-4	2.700%	10/16/23	3,240	3,195
4	CarMax Auto Owner Trust 2018-1	2.230%	5/17/21	56,260	56,221
4	CarMax Auto Owner Trust 2018-1	2.480%	11/15/22	76,110	75,904
4	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	12,020	11,962
4	CarMax Auto Owner Trust 2018-1	2.830%	9/15/23	19,890	19,789
4	CarMax Auto Owner Trust 2018-1	2.950%	11/15/23	6,170	6,139
4	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	2,005	1,909
4	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	39,840	40,600
4	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	12,810	12,938
4	CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	33,802	33,893
4	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	23,490	23,599
4	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	17,776	17,718
4,12	CFCRE Commercial Mortgage Trust 2011-C2	5.754%	12/15/47	14,930	16,274
4	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	25,764	25,432
4,12	Chesapeake Funding II LLC 2016-2A	1.880%	6/15/28	63,883	63,713
4	CHL Mortgage Pass-Through Trust 2003-HYB3	3.456%	11/19/33	782	787
4,13	CHL Mortgage Pass-Through Trust 2006-HYB1	3.362%	3/20/36	8,347	7,653
4,13	CHL Mortgage Pass-Through Trust 2007-HYB2	3.411%	2/25/47	9,485	8,069
4,12	Chrysler Capital Auto Receivables Trust 2014-AA	2.280%	11/15/19	10,230	10,237
4,12	Chrysler Capital Auto Receivables Trust 2014-BA	3.440%	8/16/21	700	707
4,12	Chrysler Capital Auto Receivables Trust 2015-BA	2.260%	10/15/20	16,900	16,909
4,12	Chrysler Capital Auto Receivables Trust 2015-BA	2.700%	12/15/20	6,525	6,535
4,12	Chrysler Capital Auto Receivables Trust 2015-BA	3.260%	4/15/21	10,155	10,236
4,12	Chrysler Capital Auto Receivables Trust 2015-BA	4.170%	1/16/23	15,545	15,809
4,12	Chrysler Capital Auto Receivables Trust 2016-AA	2.880%	2/15/22	5,040	5,051
4,12	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	26,030	26,500
4,12	Chrysler Capital Auto Receivables Trust 2016-BA	1.640%	7/15/21	10,730	10,662
4,12	Chrysler Capital Auto Receivables Trust 2016-BA	1.870%	2/15/22	5,960	5,854
4	Citibank Credit Card Issuance Trust 2018-A1	2.490%	1/20/23	181,510	181,192
4,12	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,100	2,139
4	Citigroup Commercial Mortgage Trust 2013-GC11	1.987%	4/10/46	1,492	1,491
4	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	6,350	6,352
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	22,229	22,321
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	7,270	7,486
4	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	3,786	4,021
4	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	19,843	20,746
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	6,872	6,990
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	40,226	41,706

4

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	25,685	26,305
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	12,426	12,478
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	5,394	5,500
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.461%	7/10/47	6,380	6,230
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	18,100	18,147
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	40,950	41,857
4	Citigroup Commercial Mortgage Trust 2014-GC25	4.345%	10/10/47	6,146	6,304
4	Citigroup Commercial Mortgage Trust 2014-GC25	4.530%	10/10/47	1,035	1,015
4	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	38,271	37,965
4	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	48,907	50,424
4	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	28,246	29,203
4	Citigroup Commercial Mortgage Trust 2015-GC33	4.570%	9/10/58	4,000	3,899
4	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	47,360	46,865
4	Citigroup Commercial Mortgage Trust 2017-C4	3.471%	10/12/50	36,910	36,921
4	Citigroup Commercial Mortgage Trust 2017-P8	3.465%	9/15/50	51,758	51,946
4	Citigroup Commercial Mortgage Trust 2017-P8	4.192%	9/15/50	9,500	9,633
4	Citigroup Commercial Mortgage Trust 2017-P8	4.272%	9/15/50	9,500	9,438
4,13	Citigroup Mortgage Loan Trust 2007-AR8	3.602%	7/25/37	777	753
4,12	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	21,004	21,065
4,12	CLI Funding V LLC 2013-1A	2.830%	3/18/28	13,237	12,954
[4,8,12]	Colony American Homes 2014-1A	2.709%	5/17/31	11,079	11,079
[4,8,12]	Colony American Homes 2014-1A	2.909%	5/17/31	15,545	15,545
[4,8,12]	Colony American Homes 2014-2	2.909%	7/17/31	9,273	9,273
[4,8,12]	Colony American Homes 2015-1	3.054%	7/17/32	821	822
[4,8,12]	Colony American Homes 2015-1A	2.754%	7/17/32	10,747	10,754
[4,8,12]	Colony Starwood Homes 2016-1A Trust	3.059%	7/17/33	8,375	8,416
[4,8,12]	Colony Starwood Homes 2016-1A Trust	3.709%	7/17/33	3,740	3,764
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,925	2,939
4	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	4,100	4,152
4	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	23,416	23,217
4,12	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	12,316	12,338
4	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	10,971	10,855
4	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	1,990	1,975
4	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,640	2,608
4	COMM 2013-CCRE10 Mortgage Trust	2.972%	8/10/46	19,839	19,933
4	COMM 2013-CCRE10 Mortgage Trust	3.795%	8/10/46	9,520	9,797
4	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	13,320	13,808
4	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	43,975	46,483
4	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	14,650	15,001
4	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	7,790	7,995
4	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	41,651	43,580
4	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/46	26,960	28,405
4	COMM 2013-CCRE13 Mortgage Trust	4.747%	11/10/46	4,517	4,806
4	COMM 2013-CCRE13 Mortgage Trust	4.747%	11/10/46	8,240	8,372
4,12	COMM 2013-CCRE6 Mortgage Trust	3.147%	3/10/46	17,360	17,124
4,12	COMM 2013-CCRE6 Mortgage Trust	3.397%	3/10/46	2,380	2,328
4	COMM 2013-CCRE8 Mortgage Trust	3.334%	6/10/46	2,910	2,934
4	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	40,399	41,449
4	COMM 2013-CCRE9 Mortgage Trust	4.230%	7/10/45	27,409	29,002
4,12	COMM 2013-CCRE9 Mortgage Trust	4.254%	7/10/45	11,250	11,726
4,12	COMM 2013-CCRE9 Mortgage Trust	4.254%	7/10/45	12,690	12,870
4	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	16,817	16,887
4,12	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	10,688	10,977
4	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	13,605	14,340
4,12	COMM 2013-LC13 Mortgage Trust	4.557%	8/10/46	18,565	19,642
4	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	4,100	4,082
4,12	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	5,490	5,396
4,12	COMM 2014-277P Mortgage Trust	3.611%	8/10/49	33,245	34,018
4	COMM 2014-CCRE14 Mortgage Trust	3.955%	2/10/47	1,915	1,998
4	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	17,690	18,700
4	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	15,523	15,607
4	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	20,250	21,249
4	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	13,450	14,016
4	COMM 2014-CCRE17 Mortgage Trust	3.700%	5/10/47	1,930	1,969

5

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	47,271	49,412
4	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	27,380	28,187
4	COMM 2014-CCRE17 Mortgage Trust	4.735%	5/10/47	10,175	10,231
4	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	9,572	9,761
4	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	28,552	29,590
4	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	1,520	1,522
4	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	36,585	37,385
4	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	36,723	37,414
4	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	11,570	12,040
4	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	36,015	36,050
4	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	19,415	19,913
4	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	38,840	40,023
4	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	22,007	22,521
4	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	11,974	12,224
4	COMM 2015-CCRE27 Mortgage Trust	4.472%	10/10/48	8,118	8,117
4	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	18,400	18,324
12	Commonwealth Bank of Australia	2.000%	6/18/19	19,400	19,271
12	Commonwealth Bank of Australia	2.125%	7/22/20	63,480	62,655
4,12	Core Industrial Trust 2015-TEXW	3.077%	2/10/34	42,700	42,587
4	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	14,528	14,748
4	CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	42,350	42,937
4	CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	16,636	17,088
4	CSAIL 2015-C3 Commercial Mortgage Trust	4.358%	8/15/48	10,600	10,538
4	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	39,572	40,418
4	CSAIL 2016-C5 Commercial Mortgage Trust	4.536%	11/15/48	7,660	7,713
4	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	39,930	40,229
4	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	31,360	31,081
4	DBJPM 16-C1 Mortgage Trust	3.351%	5/10/49	2,050	1,925
4	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	21,940	21,867
4,12	Dell Equipment Finance Trust 2017-2	1.970%	2/24/20	18,700	18,641
4,12	Dell Equipment Finance Trust 2017-2	2.190%	10/24/22	10,090	10,006
4,8	Discover Card Execution Note Trust 2017-A5	2.159%	12/15/26	33,850	34,279
4,12	DLL Securitization Trust Series 2017-A	2.140%	12/15/21	11,710	11,590
4,12	DLL Securitization Trust Series 2017-A	2.430%	11/17/25	6,950	6,837
12	DNB Boligkreditt AS	2.500%	3/28/22	22,799	22,457
4,12	Drive Auto Receivables Trust 2015-AA	3.060%	5/17/21	3,705	3,719
4,12	Drive Auto Receivables Trust 2015-AA	4.120%	7/15/22	5,860	5,947
4,12	Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	5,910	5,918
4,12	Drive Auto Receivables Trust 2015-BA	3.840%	7/15/21	10,490	10,634
4,12	Drive Auto Receivables Trust 2015-CA	3.010%	5/17/21	8,249	8,270
4,12	Drive Auto Receivables Trust 2015-CA	4.200%	9/15/21	15,845	16,111
4,12	Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	16,327	16,407
4,12	Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	25,000	25,666
4,12	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	7,608	7,666
4,12	Drive Auto Receivables Trust 2016-BA	2.560%	6/15/20	3,103	3,105
4,12	Drive Auto Receivables Trust 2016-BA	3.190%	7/15/22	15,770	15,861
4,12	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	22,190	22,770
4,12	Drive Auto Receivables Trust 2016-C	1.670%	11/15/19	2,515	2,515
4,12	Drive Auto Receivables Trust 2016-C	2.370%	11/16/20	20,820	20,840
4,12	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	23,090	23,575
4	Drive Auto Receivables Trust 2017-1	1.860%	3/16/20	12,160	12,155
4	Drive Auto Receivables Trust 2017-1	3.840%	3/15/23	2,400	2,437
4	Drive Auto Receivables Trust 2017-3	1.650%	8/15/19	23,900	23,889
4	Drive Auto Receivables Trust 2017-3	1.850%	4/15/20	6,850	6,838
4	Drive Auto Receivables Trust 2017-3	2.300%	5/17/21	20,350	20,320
4	Drive Auto Receivables Trust 2017-3	2.800%	7/15/22	25,870	25,881
[4,8,12]	Edsouth Indenture No 9 LLC 2015-1	2.361%	10/25/56	20,115	20,163
4,12	Enterprise Fleet Financing LLC Series 2015-1	1.740%	9/20/20	11,850	11,837
4,12	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	24,390	24,323
4,12	Enterprise Fleet Financing LLC Series 2016-2	2.040%	2/22/22	9,650	9,532
4,12	Enterprise Fleet Financing LLC Series 2017-3	2.360%	5/20/23	11,710	11,552
[4,8,12]	Evergreen Credit Card Trust Series 2016-3	2.059%	11/16/20	27,030	27,111
[4,8,12]	Evergreen Credit Card Trust Series 2017-1	1.819%	10/15/21	50,870	50,700
4,5,8	Fannie Mae Connecticut Avenue Securities 2016-C04	3.011%	1/25/29	4,977	5,024

6

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5,8	Fannie Mae Connecticut Avenue Securities 2016-C05	2.911%	1/25/29	2,224	2,250
4,5	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	19,256	18,441
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K054	2.745%	1/25/26	15,880	15,548
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K056	2.525%	5/25/26	6,470	6,220
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K057	2.570%	7/25/26	5,760	5,548
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K061	3.347%	11/25/26	28,420	28,958
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K062	3.413%	12/25/26	26,950	27,597
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K068	3.244%	8/25/27	10,870	10,969
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K069	3.187%	9/25/27	56,040	55,959
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K072	3.444%	12/25/27	16,390	16,836
4,13	First Horizon Mortgage Pass-Through Trust 2006-AR3	3.061%	11/25/36	6,556	5,880
13	First Horizon Mortgage Pass-Through Trust 2006-AR4	3.659%	1/25/37	12,678	11,431
4,8	First National Master Note Trust 2017-2	1.999%	10/16/23	17,910	17,929
4,12	Flagship Credit Auto Trust 2016-4	1.960%	2/16/21	16,140	16,098
4	Ford Credit Auto Lease Trust 2015-B	1.920%	3/15/19	16,270	16,271
4	Ford Credit Auto Lease Trust 2017-B	2.030%	12/15/20	29,900	29,703
4	Ford Credit Auto Lease Trust 2017-B	2.170%	2/15/21	15,130	15,039
4,12	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	20,498	20,490
4,12	Ford Credit Auto Owner Trust 2014-REV1	2.410%	11/15/25	9,831	9,829
4,12	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	29,520	29,485
4,12	Ford Credit Auto Owner Trust 2014-REV2	2.510%	4/15/26	7,475	7,465
4	Ford Credit Auto Owner Trust 2015-C	2.010%	3/15/21	12,035	11,977
4	Ford Credit Auto Owner Trust 2015-C	2.260%	3/15/22	5,380	5,369
4,12	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	61,000	60,823
4	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	7,040	6,942
4,12	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	20,800	20,578
4,12	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	74,340	72,684
4,12	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	21,295	21,106
4,12	Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	38,380	37,481
4,12	Ford Credit Auto Owner Trust 2017-2	2.600%	3/15/29	6,826	6,651
4,12	Ford Credit Auto Owner Trust 2017-2	2.750%	3/15/29	13,976	13,649
4,12	Ford Credit Auto Owner Trust 2018-REV1	3.190%	7/15/31	101,570	101,179
4,12	Ford Credit Auto Owner Trust 2018-REV1	3.340%	7/15/31	32,080	31,883
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.100%	6/15/20	6,180	6,184
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.290%	6/15/20	6,630	6,635
4	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.790%	6/15/20	2,650	2,654
4	Ford Credit Floorplan Master Owner Trust A Series
	2014-2	2.310%	2/15/21	4,473	4,472
4	Ford Credit Floorplan Master Owner Trust A Series
	2015-5	2.390%	8/15/22	23,545	23,422
4,8	Ford Credit Floorplan Master Owner Trust A Series
	2016-4	2.089%	7/15/20	48,100	48,196
4	Ford Credit Floorplan Master Owner Trust A Series
	2017-2	2.160%	9/15/22	60,820	60,228
4,5,8	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA2	3.761%	10/25/28	2,385	2,425
4,5,8	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA3	2.661%	12/25/28	1,260	1,267
4,5,8	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA3	3.561%	12/25/28	6,490	6,631
4,12	FRS I LLC 2013-1A	1.800%	4/15/43	1,514	1,501
4,12	FRS I LLC 2013-1A	3.080%	4/15/43	27,919	27,668
4	GM Financial Automobile Leasing Trust 2015-2	2.420%	7/22/19	6,120	6,130

7

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	GM Financial Automobile Leasing Trust 2015-2	2.990%	7/22/19	5,440	5,444
4	GM Financial Automobile Leasing Trust 2015-3	1.690%	3/20/19	11,407	11,402
4	GM Financial Automobile Leasing Trust 2015-3	2.320%	11/20/19	3,550	3,550
4	GM Financial Automobile Leasing Trust 2015-3	2.980%	11/20/19	7,820	7,856
4	GM Financial Automobile Leasing Trust 2015-3	3.480%	8/20/20	7,820	7,858
4	GM Financial Automobile Leasing Trust 2016-2	2.580%	3/20/20	6,500	6,450
4	GM Financial Automobile Leasing Trust 2017-3	2.010%	11/20/20	21,480	21,323
4	GM Financial Automobile Leasing Trust 2017-3	2.120%	9/20/21	4,660	4,616
4	GM Financial Automobile Leasing Trust 2017-3	2.400%	9/20/21	8,440	8,322
4	GM Financial Automobile Leasing Trust 2017-3	2.730%	9/20/21	5,140	5,055
4,12	GM Financial Consumer Automobile 2017-3	2.130%	3/16/23	8,590	8,460
4,12	GM Financial Consumer Automobile 2017-3	2.330%	3/16/23	2,650	2,614
4,13	GMACM Mortgage Loan Trust 2005-AR6	3.657%	11/19/35	2,514	2,364
4,12	GMF Floorplan Owner Revolving Trust 2015-1	1.650%	5/15/20	58,850	58,819
4,12	GMF Floorplan Owner Revolving Trust 2015-1	1.970%	5/15/20	9,360	9,352
[4,8,12]	GMF Floorplan Owner Revolving Trust 2016-1	2.409%	5/17/21	40,750	41,076
4,12	GMF Floorplan Owner Revolving Trust 2016-1	2.410%	5/17/21	12,009	11,952
4,12	GMF Floorplan Owner Revolving Trust 2016-1	2.850%	5/17/21	8,830	8,672
[4,8,12]	GMF Floorplan Owner Revolving Trust 2017-1	2.129%	1/18/22	330	332
4,12	GMF Floorplan Owner Revolving Trust 2017-2	2.130%	7/15/22	54,900	54,247
4,12	GMF Floorplan Owner Revolving Trust 2017-2	2.440%	7/15/22	17,100	16,933
4,12	GMF Floorplan Owner Revolving Trust 2017-2	2.630%	7/15/22	9,380	9,233
[4,8,12]	Golden Credit Card Trust 2015-1A	1.999%	2/15/20	31,694	31,700
4,12	Golden Credit Card Trust 2015-2A	2.020%	4/15/22	53,490	52,871
4,12	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	76,602	75,423
4,12	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	153,710	153,556
4,12	GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	20,500	20,766
4,12	GreatAmerica Leasing Receivables Funding LLC Series
	2015-1	2.020%	6/21/21	4,775	4,755
4,12	GS Mortgage Securities Corporation II 2012-BWTR	2.954%	11/5/34	36,047	35,312
4	GS Mortgage Securities Corporation II 2015-GC30	3.382%	5/10/50	24,410	24,570
4,12	GS Mortgage Securities Corporation Trust 2012-
	ALOHA	3.551%	4/10/34	32,716	33,348
4,12	GS Mortgage Securities Trust 2010-C2	5.183%	12/10/43	3,530	3,698
4,12	GS Mortgage Securities Trust 2011-GC3	5.642%	3/10/44	2,280	2,412
4,12	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,000	1,061
4	GS Mortgage Securities Trust 2012-GCJ7	5.698%	5/10/45	7,150	7,500
4	GS Mortgage Securities Trust 2013-GC13	4.057%	7/10/46	22,934	24,182
4,12	GS Mortgage Securities Trust 2013-GC13	4.090%	7/10/46	5,650	5,568
4	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	13,060	13,093
4	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	8,250	8,203
4	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	17,294	17,322
4	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	8,192	8,432
4	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	22,020	22,788
4	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	49,405	52,131
4	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	41,343	43,070
4	GS Mortgage Securities Trust 2014-GC20	4.258%	4/10/47	1,410	1,431
4	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	44,760	46,682
4	GS Mortgage Securities Trust 2014-GC24	4.162%	9/10/47	13,246	13,535
4	GS Mortgage Securities Trust 2014-GC24	4.508%	9/10/47	10,665	10,979
4	GS Mortgage Securities Trust 2014-GC24	4.529%	9/10/47	17,556	17,302
4	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	47,290	48,383
4	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	39,290	38,853
4	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	40,515	40,801
4	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	14,551	15,026
4	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	22,432	22,696
4	GS Mortgage Securities Trust 2015-GC34	4.654%	10/10/48	12,080	12,094
12	GTP Acquisition Partners I LLC	3.482%	6/16/25	26,340	26,285
4,12	Hertz Vehicle Financing II LP 2015-3A	2.670%	9/25/21	6,785	6,665
4,12	Hertz Vehicle Financing II LP 2016-2A	2.950%	3/25/22	21,100	21,017
4,12	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	60,810	60,729
4,12	Hertz Vehicle Financing LLC 2016-3A	2.270%	7/25/20	5,330	5,289
4,12	Hertz Vehicle Financing LLC 2016-4A	2.650%	7/25/22	6,800	6,671
4,12	Hertz Vehicle Financing LLC 2017-2A	3.290%	10/25/23	11,616	11,569

8

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,12	Hertz Vehicle Financing LLC 2017-2A	4.200%	10/25/23	18,190	18,681
4,12	Hertz Vehicle Financing II LP 2018-1A	3.290%	2/25/24	26,890	26,781
4,12	Hertz Vehicle Financing II LP 2018-1A	3.600%	2/25/24	24,170	24,100
4,12	Hertz Vehicle Financing II LP 2018-1A	4.390%	2/25/24	3,670	3,652
4,12	Hilton USA Trust 2016-HHV	3.719%	11/5/38	3,950	3,971
4	Honda Auto Receivables 2017-4 Owner Trust	2.050%	11/22/21	43,040	42,802
4	Honda Auto Receivables 2017-4 Owner Trust	2.210%	3/21/24	17,110	16,905
4,12	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	40,670	39,552
4,12	Hudsons Bay Simon JV Trust 2015-HB7	3.914%	8/5/34	14,750	14,734
4,12	Hyundai Auto Lease Securitization Trust 2015-B	2.210%	5/15/20	16,395	16,391
4,12	Hyundai Auto Lease Securitization Trust 2017-C	2.120%	2/16/21	36,130	35,914
4,12	Hyundai Auto Lease Securitization Trust 2017-C	2.210%	9/15/21	7,090	7,035
4,12	Hyundai Auto Lease Securitization Trust 2017-C	2.460%	7/15/22	6,480	6,411
4	Hyundai Auto Receivables Trust 2014-A	2.020%	8/15/19	8,350	8,353
4	Hyundai Auto Receivables Trust 2014-A	2.530%	7/15/20	5,710	5,720
4	Hyundai Auto Receivables Trust 2014-B	2.100%	11/15/19	10,050	10,044
4	Hyundai Auto Receivables Trust 2015-C	2.150%	11/15/21	3,510	3,498
4	Hyundai Auto Receivables Trust 2015-C	2.550%	11/15/21	8,360	8,364
14	Illinois Student Assistance Commission Series 2010-1	2.795%	4/25/22	2,872	2,880
[4,8,12]	Invitation Homes 2015-SFR2 Trust	2.906%	6/17/32	7,274	7,278
[4,8,12]	Invitation Homes 2015-SFR2 Trust	3.210%	6/17/32	2,850	2,850
[4,8,12]	Invitation Homes 2015-SFR3 Trust	3.309%	8/17/32	3,200	3,200
[4,8,12]	Invitation Homes 2017-SFR2 Trust	2.406%	12/17/36	29,168	29,195
[4,8,12]	Invitation Homes 2017-SFR2 Trust	2.706%	12/17/36	9,957	10,001
4,8,10,12	Invitation Homes 2018-SFR1 Trust	0.000%	3/17/37	41,220	41,220
4,8,10,12	Invitation Homes 2018-SFR1 Trust	0.000%	3/17/37	9,890	9,890
4,12	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	14,791	14,792
4,12	JP Morgan Chase Commercial Mortgage Securities
	Trust 2009-IWST	5.633%	12/5/27	6,185	6,426
4,12	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	1,321	1,356
4,12	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	322	324
4,12	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	3,311	3,404
4,12	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.662%	11/15/43	6,225	6,481
4,12	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.662%	11/15/43	7,100	7,352
4,12	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	3,914	3,929
4,12	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	27,191	28,343
4,12	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.408%	8/15/46	4,100	4,382
4,12	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-RR1	4.717%	3/16/46	2,778	2,886
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	16,114	16,445
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	12,562	12,479
4,12	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	4,030	4,043
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-CIBX	4.271%	6/15/45	27,000	28,051
4,12	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	5,785	5,812
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	40,130	39,845
4	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	3.994%	1/15/46	15,150	15,819

9

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C13	4.052%	1/15/46	9,350	9,425
4 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	3.674%	12/15/46	9,630	9,878
4 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	3.881%	12/15/46	2,330	2,400
4 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	4.166%	12/15/46	14,880	15,672
4 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	4.517%	12/15/46	14,600	15,400
4 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	4.910%	12/15/46	21,150	22,403
4 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	4.975%	12/15/46	9,770	10,203
4 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-LC11	2.960%	4/15/46	28,354	28,247
4 JP Morgan Chase Commercial Mortgage Securities
Trust 2016-JP4	3.648%	12/15/49	14,370	14,688
4 JP Morgan Chase Commercial Mortgage Securities
Trust 2017-JP6	3.490%	7/15/50	12,517	12,641
4 JPMBB Commercial Mortgage Securities Trust 2013-
C12	3.664%	7/15/45	17,866	18,393
4 JPMBB Commercial Mortgage Securities Trust 2013-
C12	4.030%	7/15/45	7,520	7,758
4 JPMBB Commercial Mortgage Securities Trust 2013-
C14	3.761%	8/15/46	17,400	17,881
4 JPMBB Commercial Mortgage Securities Trust 2013-
C14	4.133%	8/15/46	13,870	14,579
4 JPMBB Commercial Mortgage Securities Trust 2013-
C15	2.977%	11/15/45	5,431	5,454
4 JPMBB Commercial Mortgage Securities Trust 2013-
C15	3.659%	11/15/45	4,050	4,153
4 JPMBB Commercial Mortgage Securities Trust 2013-
C15	4.131%	11/15/45	27,200	28,613
4 JPMBB Commercial Mortgage Securities Trust 2013-
C15	4.927%	11/15/45	17,820	18,772
4 JPMBB Commercial Mortgage Securities Trust 2013-
C15	5.081%	11/15/45	13,495	14,221
4 JPMBB Commercial Mortgage Securities Trust 2013-
C17	4.199%	1/15/47	22,860	24,120
4 JPMBB Commercial Mortgage Securities Trust 2014-
C18	4.079%	2/15/47	36,630	38,435
4 JPMBB Commercial Mortgage Securities Trust 2014-
C18	4.439%	2/15/47	12,950	13,622
4 JPMBB Commercial Mortgage Securities Trust 2014-
C18	4.814%	2/15/47	13,200	13,884
4 JPMBB Commercial Mortgage Securities Trust 2014-
C18	4.814%	2/15/47	5,850	6,015
4 JPMBB Commercial Mortgage Securities Trust 2014-
C24	3.639%	11/15/47	10,310	10,548
4 JPMBB Commercial Mortgage Securities Trust 2014-
C26	3.231%	1/15/48	29,560	29,233
4 JPMBB Commercial Mortgage Securities Trust 2014-
C26	3.494%	1/15/48	48,480	49,184
4 JPMBB Commercial Mortgage Securities Trust 2015-
C27	3.179%	2/15/48	16,945	16,861
4 JPMBB Commercial Mortgage Securities Trust 2015-
C30	3.551%	7/15/48	23,680	23,792
4 JPMBB Commercial Mortgage Securities Trust 2015-
C30	3.822%	7/15/48	51,330	53,176
4 JPMBB Commercial Mortgage Securities Trust 2015-
C30	4.226%	7/15/48	15,901	16,578
4 JPMBB Commercial Mortgage Securities Trust 2015-
C31	3.801%	8/15/48	21,082	21,816

10

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C32	3.598%	11/15/48	12,061	12,312
4	JPMBB Commercial Mortgage Securities Trust 2015-
	C33	3.770%	12/15/48	22,187	22,909
4	JPMCC Commercial Mortgage Securities Trust 2017-
	JP5	3.723%	3/15/50	33,410	34,344
4	JPMCC Commercial Mortgage Securities Trust 2017-
	JP7	3.454%	9/15/50	20,090	20,212
4	JPMDB Commercial Mortgage Securities Trust 2017-
	C7	3.409%	10/15/50	10,453	10,477
	Korea Housing Finance Corp.	1.625%	9/15/18	13,550	13,450
[4,10,12,14] Lanark Master Issuer plc 2018-1A		2.223%	12/22/69	30,450	30,450
4,12	Laurel Road Prime Student Loan Trust 2017-C	2.810%	11/25/42	27,530	27,074
4,12	LCCM 2014-909 Mortgage Trust	3.388%	5/15/31	18,640	18,836
4,12	Madison Avenue Trust 2013-650M	3.843%	10/12/32	12,460	12,725
4,8,10,12	Master Credit Card Trust II Series 2018-1A	2.051%	7/22/24	58,850	58,850
4	MASTR Adjustable Rate Mortgages Trust 2004-3	3.262%	4/25/34	666	678
4,8	MBNA Credit Card Master Note Trust 2004-A3	1.819%	8/16/21	30,595	30,646
4	Mercedes-Benz Auto Lease Trust 2018-A	2.200%	4/15/20	50,740	50,742
4	Mercedes-Benz Auto Lease Trust 2018-A	2.410%	2/16/21	76,170	76,082
4	Mercedes-Benz Auto Lease Trust 2018-A	2.510%	10/16/23	7,580	7,562
4	Merrill Lynch Mortgage Investors Trust MLMI Series
	2003-A2	3.174%	2/25/33	1,157	1,153
4	Merrill Lynch Mortgage Investors Trust MLMI Series
	2003-A4	3.574%	7/25/33	502	515
4,12	Miramax LLC 2014-1A	3.340%	7/20/26	2,307	2,298
4,12	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	7,231	7,229
4,12	MMAF Equipment Finance LLC 2015-AA	2.490%	2/19/36	33,860	33,424
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	21,548	21,646
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	2,000	2,028
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	5,796	5,762
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.082%	7/15/46	28,493	29,940
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.082%	7/15/46	3,372	3,303
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.085%	8/15/46	5,508	5,529
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.960%	8/15/46	8,445	8,768
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	4.164%	8/15/46	45,116	47,497
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	3.824%	10/15/46	8,080	8,319
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	4.259%	10/15/46	3,830	4,030
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C13	4.039%	11/15/46	8,300	8,663
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	6,400	6,366
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	2,940	2,924
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	27,425	27,388
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.064%	2/15/47	16,600	17,252
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.384%	2/15/47	17,500	18,160
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	3.773%	4/15/47	43,080	44,219

11

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	4.051%	4/15/47	22,440	23,329
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	4.891%	4/15/47	1,895	1,937
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	3.892%	6/15/47	38,845	40,004
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.094%	6/15/47	9,540	9,811
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.322%	6/15/47	22,920	23,471
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.755%	6/15/47	12,300	12,337
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	3.741%	8/15/47	32,178	32,967
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	4.011%	8/15/47	7,460	7,567
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C18	3.923%	10/15/47	13,400	13,812
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.526%	12/15/47	23,220	23,421
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.249%	2/15/48	45,626	45,331
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C23	3.451%	7/15/50	4,230	4,237
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C23	3.719%	7/15/50	11,828	12,079
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C24	3.479%	5/15/48	20,280	20,568
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C24	3.732%	5/15/48	2,312	2,380
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C25	3.635%	10/15/48	7,814	8,006
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C29	4.752%	5/15/49	2,210	2,251
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C32	3.720%	12/15/49	28,827	29,382
4	Morgan Stanley Bank of America Merrill Lynch Trust
	2017-C34	3.536%	11/15/52	19,660	19,700
4	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	16,052	16,130
4	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,500	2,526
4,12	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	17,287	16,955
4,12	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	27,955	28,769
4,12	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	24,440	24,682
4,12	Morgan Stanley Capital I Trust 2015-420	3.727%	10/11/50	28,871	29,075
4	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	30,004	30,980
4	Morgan Stanley Capital I Trust 2015-UBS8	4.589%	12/15/48	11,440	11,603
4	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	7,437	7,125
4	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	11,485	11,691
4	Morgan Stanley Capital I Trust 2017-HR2	3.509%	12/15/50	5,420	5,455
4	Morgan Stanley Capital I Trust 2017-HR2	3.587%	12/15/50	22,550	22,776
4	Morgan Stanley Mortgage Loan Trust 2006-8AR	3.247%	6/25/36	6,251	6,382
[4,8,12]	Motor plc 2017 1A	2.091%	9/25/24	45,520	45,889
4,12	MSBAM Commercial Mortgage Securities Trust 2012-
	CKSV	3.277%	10/15/30	37,985	37,139
12	National Australia Bank Ltd.	2.250%	3/16/21	29,260	28,823
12	National Australia Bank Ltd.	2.400%	12/7/21	49,860	48,991
4,8	Navient Student Loan Trust 2015-3	2.211%	6/26/56	23,540	23,599
[4,8,12]	Navient Student Loan Trust 2016-3	2.411%	6/25/65	7,990	8,068
[4,8,12]	Navient Student Loan Trust 2016-6A	2.311%	3/25/66	30,520	30,829
[4,8,12]	Navient Student Loan Trust 2017-4A	2.061%	9/27/66	11,080	11,106
[4,8,12]	Navient Student Loan Trust 2017-A	1.959%	12/16/58	15,926	15,946
4,12	Navient Student Loan Trust 2017-A	2.880%	12/16/58	17,580	17,418
4,8,10,12	Navient Student Loan Trust 2018-1	1.751%	3/25/67	29,600	29,600

12

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,8,10,12	Navient Student Loan Trust 2018-1	1.911%	3/25/67	36,100	36,100
4,8,10,12	Navient Student Loan Trust 2018-1	2.281%	3/25/67	44,620	44,620
[4,8,12]	Navistar Financial Dealer Note Master Trust II 2016-1A	2.911%	9/27/21	28,280	28,460
8	New Mexico Educational Assistance Foundation 2013-1	2.268%	1/2/25	16,643	16,613
4,12	NextGear Floorplan Master Owner Trust 2016-1A	2.740%	4/15/21	15,220	15,204
4	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	30,500	30,337
4	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	8,520	8,453
4	Nissan Auto Receivables 2017-C Owner Trust	2.120%	4/18/22	39,090	38,844
4	Nissan Auto Receivables 2017-C Owner Trust	2.280%	2/15/24	22,040	21,739
4,8	Nissan Master Owner Trust Receivables Series 2017-C	1.879%	10/17/22	100,840	101,050
14	North Carolina State Education Assistance Authority
	2011-1	2.645%	1/26/26	349	350
4,12	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	10,065	10,425
4,12	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	8,360	8,234
[4,8,12]	Pepper Residential Securities Trust 2017A-A1UA	2.654%	3/10/58	19,822	19,842
[4,8,12]	Pepper Residential Securities Trust 2018A-A1UA	2.504%	3/12/47	3,271	3,268
[4,8,12]	Pepper Residential Securities Trust 2019A-A1U1	1.904%	10/12/18	28,700	28,562
4,12	PFS Financing Corp 2017-B	2.220%	7/15/22	20,500	20,162
[4,8,12]	PFS Financing Corp. 2015-AA	2.179%	4/15/20	10,150	10,157
[4,8,12]	PFS Financing Corp. 2017-C	2.029%	10/15/21	32,830	32,841
4,12	PFS Financing Corp. 2017-D	2.400%	10/17/22	34,130	33,773
[4,8,12]	PHEAA Student Loan Trust 2016-2A	2.511%	11/25/65	32,548	32,631
4,12	Progress Residential 2015-SFR2 Trust	2.740%	6/12/32	7,207	7,155
4,12	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	25,018	24,946
4,12	Progress Residential 2015-SFR3 Trust	3.733%	11/12/32	9,310	9,412
4,12	Progress Residential 2017-SFR2 Trust	2.897%	12/17/34	15,540	15,246
4,12	Progress Residential 2017-SFR2 Trust	3.196%	12/17/34	4,030	3,949
4,12,14	Resimac Premier Series 2014-1A	2.249%	12/12/45	8,055	8,024
[4,8,12]	Resimac Premier Series 2016-1A	2.944%	10/10/47	50,629	50,849
4,13	RFMSI Series 2006-SA2 Trust	4.501%	8/25/36	14,542	12,776
4,13	RFMSI Series 2006-SA3 Trust	4.740%	9/25/36	4,771	4,334
	Royal Bank of Canada	2.200%	9/23/19	7,813	7,805
	Royal Bank of Canada	2.100%	10/14/20	2,287	2,254
4	Royal Bank of Canada	1.875%	2/5/21	8,785	8,659
	Royal Bank of Canada	2.300%	3/22/21	7,976	7,902
4	Santander Drive Auto Receivables Trust 2015-3	3.490%	5/17/21	14,985	15,183
4	Santander Drive Auto Receivables Trust 2015-4	2.260%	6/15/20	9,406	9,410
4	Santander Drive Auto Receivables Trust 2015-4	2.970%	3/15/21	24,580	24,712
4	Santander Drive Auto Receivables Trust 2016-1	2.470%	12/15/20	24,440	24,476
4	Santander Drive Auto Receivables Trust 2016-2	2.080%	2/16/21	6,995	6,993
4	Santander Drive Auto Receivables Trust 2016-2	2.660%	11/15/21	4,600	4,605
4	Santander Drive Auto Receivables Trust 2016-2	3.390%	4/15/22	4,120	4,148
4	Santander Drive Auto Receivables Trust 2016-3	1.890%	6/15/21	20,710	20,637
4	Santander Drive Auto Receivables Trust 2016-3	2.460%	3/15/22	33,200	33,091
4	Santander Drive Auto Receivables Trust 2017-3	1.870%	6/15/21	11,550	11,489
4	Santander Drive Auto Receivables Trust 2017-3	2.760%	12/15/22	5,760	5,719
4	Santander Drive Auto Receivables Trust 2018-1	2.100%	11/16/20	64,770	64,771
4	Santander Drive Auto Receivables Trust 2018-1	2.320%	8/16/21	17,650	17,637
4	Santander Drive Auto Receivables Trust 2018-1	2.630%	7/15/22	40,300	40,243
4	Santander Drive Auto Receivables Trust 2018-1	2.960%	3/15/24	35,160	35,070
4	Santander Drive Auto Receivables Trust 2018-1	3.320%	3/15/24	15,340	15,277
4,12	Santander Retail Auto Lease Trust 2017-A	2.370%	1/20/22	7,110	7,058
4,12	Santander Retail Auto Lease Trust 2017-A	2.680%	1/20/22	5,660	5,608
12	SBA Tower Trust	3.156%	10/8/20	10,760	10,752
4,12	Securitized Term Auto Receivables Trust 2016-1A	1.524%	3/25/20	13,860	13,804
4,12	Securitized Term Auto Receivables Trust 2016-1A	1.794%	2/25/21	12,930	12,718
4,12	Securitized Term Auto Receivables Trust 2017-2A	2.289%	3/25/22	10,240	9,999
4,12	SLM Private Education Loan Trust 2011-A	4.370%	4/17/28	4,584	4,623
4,12	SLM Private Education Loan Trust 2011-B	3.740%	2/15/29	30,195	30,473
4,12	SLM Private Education Loan Trust 2011-C	4.540%	10/17/44	11,311	11,546
4,12	SLM Private Education Loan Trust 2012-B	3.480%	10/15/30	2,603	2,613
[4,8,12]	SLM Private Education Loan Trust 2013-A	2.609%	5/17/27	15,771	15,860

13

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,12	SLM Private Education Loan Trust 2013-A	2.500%	3/15/47	8,000	7,936
4,12	SLM Private Education Loan Trust 2013-B	1.850%	6/17/30	11,945	11,882
4,12	SLM Private Education Loan Trust 2013-B	3.000%	5/16/44	14,700	14,514
4,12	SLM Private Education Loan Trust 2013-C	3.500%	6/15/44	5,860	5,906
4,12	SLM Private Education Loan Trust 2014-A	2.590%	1/15/26	3,237	3,242
4,12	SLM Private Education Loan Trust 2014-A	3.500%	11/15/44	4,100	4,093
4,14	SLM Student Loan Trust 2005-5	1.845%	4/25/25	4,854	4,852
4	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	4,780	4,689
4,12	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	14,040	13,771
[4,8,12]	SMB Private Education Loan Trust 2016-B	3.009%	2/17/32	12,690	13,063
[4,8,12]	SMB Private Education Loan Trust 2016-C	2.659%	9/15/34	12,920	13,126
[4,8,12]	SMB Private Education Loan Trust 2017-A	2.459%	9/15/34	15,573	15,764
4,12	SMB Private Education Loan Trust 2017-B	2.820%	10/15/35	19,780	19,545
4,12	SoFi Professional Loan Program 2016-B LLC	2.740%	10/25/32	9,990	9,845
4,12	SoFi Professional Loan Program 2016-C LLC	2.360%	12/27/32	6,120	5,979
4,12	SoFi Professional Loan Program 2016-D LLC	2.340%	4/25/33	6,405	6,233
[4,8,12]	SoFi Professional Loan Program 2016-D LLC	2.511%	1/25/39	5,215	5,265
4,12	SoFi Professional Loan Program 2017-A LLC	2.400%	3/26/40	2,112	2,068
4,12	SoFi Professional Loan Program 2017-B LLC	2.740%	5/25/40	14,150	13,881
[4,8,12]	SoFi Professional Loan Program 2017-C LLC	2.161%	7/25/40	3,161	3,157
4,12	SoFi Professional Loan Program 2017-D LLC	2.650%	9/25/40	7,540	7,392
4,12	SoFi Professional Loan Program 2017-E LLC	1.860%	11/26/40	39,137	38,822
4,12	SoFi Professional Loan Program 2017-E LLC	2.720%	11/26/40	9,940	9,794
4,12	SoFi Professional Loan Program 2017-F LLC	2.050%	1/25/41	34,396	34,248
4,12	SoFi Professional Loan Program 2017-F LLC	2.840%	1/25/41	12,320	12,179
4,12	SoFi Professional Loan Program 2018-A LLC	2.390%	2/25/42	39,260	39,282
4,12	SoFi Professional Loan Program 2018-A LLC	2.950%	2/25/42	15,490	15,360
12	Stadshypotek AB	1.875%	10/2/19	35,320	34,948
12	Stadshypotek AB	1.750%	4/9/20	15,923	15,623
12	Stadshypotek AB	2.500%	4/5/22	32,630	32,141
4	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	8,025	7,999
4	Synchrony Credit Card Master Note Trust 2015-4	2.380%	9/15/23	34,390	34,144
4	Synchrony Credit Card Master Note Trust 2016-1	2.390%	3/15/22	48,153	48,117
4	Synchrony Credit Card Master Note Trust 2016-2	2.950%	5/15/24	10,715	10,605
4	Synchrony Credit Card Master Note Trust 2016-3	1.580%	9/15/22	16,935	16,719
4	Synchrony Credit Card Master Note Trust 2016-3	1.910%	9/15/22	29,333	29,040
4	Synchrony Credit Card Master Note Trust 2017-2	2.620%	10/15/25	31,940	31,561
4	Synchrony Credit Card Master Note Trust 2017-2	2.820%	10/15/25	9,688	9,516
4	Synchrony Credit Card Master Note Trust 2017-2	3.010%	10/15/25	13,000	12,767
4	Synchrony Credit Card Master Note Trust Series 2012-
	2	2.220%	1/15/22	72,000	72,076
4,12	Taco Bell Funding LLC 2016-1A	4.377%	5/25/46	8,447	8,726
4,12	Taco Bell Funding LLC 2016-1A	4.970%	5/25/46	13,548	14,197
4,12	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	24,260	24,346
12	Toronto-Dominion Bank	2.250%	3/15/21	2,210	2,176
4	Toyota Auto Receivables 2017-D Owner Trust	2.120%	2/15/23	14,310	14,123
4	Toyota Auto Receivables 2018-A Owner Trust	2.350%	5/16/22	110,490	110,286
4	Toyota Auto Receivables 2018-A Owner Trust	2.520%	5/15/23	25,337	25,255
4,12	Trafigura Securitisation Finance plc 2017-1A	2.470%	12/15/20	47,250	46,553
[4,8,12]	Trillium Credit Card Trust II 2016-1A	2.281%	5/26/21	125,220	125,454
4,12	Trip Rail Master Funding LLC 2017-1A	2.709%	8/15/47	4,088	4,052
4	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,250	1,290
4	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	28,170	28,691
4,12	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	25,038	24,893
4	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	9,054	8,962
4	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	7,560	7,594
4	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	2,304	2,316
4,12	Verizon Owner Trust 2016-2A	1.680%	5/20/21	41,285	40,935
4,12	Verizon Owner Trust 2017-2A	1.920%	12/20/21	40,800	40,405
4,12	Verizon Owner Trust 2017-3	2.060%	4/20/22	30,000	29,688
4,12	Verizon Owner Trust 2017-3	2.380%	4/20/22	17,380	17,160
4,12	Verizon Owner Trust 2017-3	2.530%	4/20/22	18,650	18,401
4,12	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	13,561	13,520
4,12	VNDO 2013-PENN Mortgage Trust	3.808%	12/13/29	11,130	11,369

14

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,12	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	3,270	3,332
4,12	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	2,450	2,480
4,12	Volvo Financial Equipment LLC Series 2015-1A	1.910%	1/15/20	9,160	9,145
4,12	Volvo Financial Equipment LLC Series 2016-1A	1.890%	9/15/20	9,220	9,133
[4,8,12]	Volvo Financial Equipment Master Owner Trust 2017-A	2.059%	11/15/22	9,810	9,832
4	WaMu Mortgage Pass-Through Certificates Series
	2002-AR18 Trust	3.610%	1/25/33	122	122
4	WaMu Mortgage Pass-Through Certificates Series
	2003-AR7 Trust	3.126%	8/25/33	723	741
4	WaMu Mortgage Pass-Through Certificates Series
	2003-AR9 Trust	3.326%	9/25/33	1,044	1,065
4	Wells Fargo Commercial Mortgage Trust 2016-C37	3.525%	12/15/49	9,590	9,686
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	29,945	29,743
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	1,650	1,660
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	8,075	8,328
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	35,262	37,066
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.291%	7/15/46	4,906	5,111
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	43,100	44,557
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	7,100	7,201
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.322%	8/15/50	12,250	12,623
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.458%	8/15/50	6,830	6,855
4	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	3,285	3,315
4	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	26,570	26,400
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	36,515	36,369
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.451%	2/15/48	32,460	32,823
4	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	54,193	55,444
4	Wells Fargo Commercial Mortgage Trust 2015-C29	4.225%	6/15/48	12,420	12,215
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.411%	9/15/58	22,214	22,406
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.664%	9/15/58	20,610	21,125
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.067%	9/15/58	17,222	17,755
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.497%	9/15/58	11,490	11,499
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	18,856	19,548
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	8,550	8,891
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.542%	9/15/58	14,300	14,013
4	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	33,065	34,092
4	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	21,780	22,134
4	Wells Fargo Commercial Mortgage Trust 2016-C37	3.794%	12/15/49	11,500	11,873
4	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	31,360	31,376
4	Wells Fargo Commercial Mortgage Trust 2017-C39	3.157%	9/15/50	5,750	5,646
4	Wells Fargo Commercial Mortgage Trust 2017-C39	3.418%	9/15/50	75,810	75,932
4	Wells Fargo Commercial Mortgage Trust 2017-C40	3.581%	10/15/50	45,250	45,911
4	Wells Fargo Commercial Mortgage Trust 2017-C41	3.472%	11/15/50	39,807	39,964
4	Wells Fargo Commercial Mortgage Trust 2017-C42	3.589%	12/15/50	38,250	38,768
4	Wells Fargo Commercial Mortgage Trust 2017-RC1	3.631%	1/15/60	17,250	17,544
4,8	Wells Fargo Dealer Floorplan Master Note Trust Series
	2015-2	2.211%	1/20/22	17,030	17,140
4,13	Wells Fargo Mortgage Backed Securities 2006-AR14
	Trust	3.629%	10/25/36	9,962	9,677
4,12	Wendys Funding LLC 2015-1A	4.080%	6/15/45	5,999	6,124
4,12	Wendys Funding LLC 2015-1A	4.497%	6/15/45	6,344	6,572
4,12	Wendys Funding LLC 2018-1	3.573%	3/15/48	6,490	6,472
4,12	Wendys Funding LLC 2018-1	3.884%	3/15/48	9,760	9,806
12	Westpac Banking Corp.	2.000%	3/3/20	30,961	30,553
12	Westpac Banking Corp.	2.250%	11/9/20	23,930	23,599
12	Westpac Banking Corp.	2.100%	2/25/21	2,395	2,347
4,12	WFLD 2014-MONT Mortgage Trust	3.755%	8/10/31	35,485	35,909
4,12	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	11,719	12,152
4	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	10,955	10,865
4	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	11,800	11,997
4	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	5,056	5,175
4	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	4,491	4,497
4	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	24,482	24,341
4	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,860	2,851

15

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,230	2,209
4	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	22,490	23,051
4	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	14,980	15,757
4	WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	14,650	15,614
4	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	3,500	3,571
4	WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	9,770	10,187
4	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	6,710	6,889
4	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	27,830	29,322
4	WFRBS Commercial Mortgage Trust 2013-C18	4.659%	12/15/46	5,775	6,117
4	WFRBS Commercial Mortgage Trust 2014-C19	3.829%	3/15/47	4,115	4,216
4	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	23,553	24,711
4	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	40,481	42,267
4	WFRBS Commercial Mortgage Trust 2014-C20	4.378%	5/15/47	11,110	11,291
4	WFRBS Commercial Mortgage Trust 2014-C20	4.513%	5/15/47	4,500	4,434
4	WFRBS Commercial Mortgage Trust 2014-C21	3.410%	8/15/47	1,665	1,685
4	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	45,230	46,419
4	WFRBS Commercial Mortgage Trust 2014-C21	3.891%	8/15/47	7,130	7,139
4	WFRBS Commercial Mortgage Trust 2014-C21	4.234%	8/15/47	12,290	11,980
4	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	10,655	11,082
4	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	24,615	25,138
4	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	2,690	2,773
4	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	46,983	49,144
4	World Omni Auto Receivables Trust 2018-A	2.730%	2/15/24	16,040	16,033
4	World Omni Auto Receivables Trust 2018-A	2.890%	4/15/25	8,670	8,666
4	World Omni Auto Receivables Trust 2016-B	1.300%	2/15/22	18,425	18,219
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $14,021,301)					13,965,756
Corporate Bonds (58.7%)
Finance (27.8%)
	Banking (23.2%)
	American Express Co.	7.000%	3/19/18	19,387	19,513
	American Express Co.	2.200%	10/30/20	173,250	170,963
	American Express Credit Corp.	2.125%	3/18/19	17,349	17,305
	American Express Credit Corp.	1.875%	5/3/19	51,135	50,803
	American Express Credit Corp.	2.250%	8/15/19	24,247	24,166
	American Express Credit Corp.	1.700%	10/30/19	13,020	12,840
	American Express Credit Corp.	2.200%	3/3/20	58,315	57,900
	American Express Credit Corp.	2.250%	5/5/21	24,988	24,538
	American Express Credit Corp.	2.700%	3/3/22	7,470	7,411
12	ANZ New Zealand International Ltd.	2.200%	7/17/20	29,275	28,886
12	Australia & New Zealand Banking Group Ltd.	2.250%	12/19/19	124,445	123,733
	Australia & New Zealand Banking Group Ltd.	2.250%	11/9/20	139,565	137,851
	Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	31,968	31,452
	Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	81,110	79,251
12	Australia & New Zealand Banking Group Ltd.	4.400%	5/19/26	5,000	5,115
12	Banco Santander Chile	2.500%	12/15/20	82,940	82,477
	Bank of America Corp.	6.875%	4/25/18	47,676	48,226
	Bank of America Corp.	5.650%	5/1/18	15,500	15,643
	Bank of America Corp.	1.950%	5/12/18	29,300	29,286
	Bank of America Corp.	2.600%	1/15/19	17,203	17,277
	Bank of America Corp.	2.625%	10/19/20	43,700	43,633
	Bank of America Corp.	2.151%	11/9/20	4,515	4,454
	Bank of America Corp.	2.625%	4/19/21	37,900	37,672
4	Bank of America Corp.	2.369%	7/21/21	170,765	169,134
4	Bank of America Corp.	2.328%	10/1/21	146,370	144,637
4	Bank of America Corp.	3.124%	1/20/23	59,760	59,932
4	Bank of America Corp.	2.881%	4/24/23	29,055	28,763
4,12	Bank of America Corp.	3.004%	12/20/23	102,823	101,781
	Bank of America NA	1.750%	6/5/18	53,480	53,456
	Bank of New York Mellon Corp.	2.100%	1/15/19	3,460	3,460
	Bank of New York Mellon Corp.	2.600%	8/17/20	19,120	19,137
	Bank of Nova Scotia	2.050%	6/5/19	10,850	10,814
	Bank of Nova Scotia	1.650%	6/14/19	25,515	25,224

16

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bank of Nova Scotia	2.228%	12/11/19	249,005	247,648
	Bank of Nova Scotia	2.500%	1/8/21	36,955	36,677
	Bank of Nova Scotia	2.700%	3/7/22	29,290	28,969
12	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	4,283	4,282
12	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/10/19	11,750	11,721
12	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/5/20	43,293	43,071
12	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	79,000	78,441
12	Banque Federative du Credit Mutuel SA	2.000%	4/12/19	16,290	16,200
12	Banque Federative du Credit Mutuel SA	2.200%	7/20/20	66,200	65,318
12	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	48,170	48,141
12	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	25,495	25,184
12	Banque Federative du Credit Mutuel SA	2.700%	7/20/22	34,855	34,113
	BB&T Corp.	2.050%	6/19/18	18,058	18,062
	BB&T Corp.	2.450%	1/15/20	46,684	46,605
	Bear Stearns Cos. LLC	7.250%	2/1/18	21,551	21,550
12	BNP Paribas SA	3.375%	1/9/25	112,130	110,642
	BPCE SA	2.500%	12/10/18	37,265	37,365
	BPCE SA	2.500%	7/15/19	7,500	7,496
15,16	BPCE SA	3.085%	4/24/20	19,310	15,748
15	BPCE SA	3.500%	4/24/20	21,350	17,457
	Branch Banking & Trust Co.	2.100%	1/15/20	21,000	20,848
	Branch Banking & Trust Co.	2.250%	6/1/20	86,765	86,037
	Branch Banking & Trust Co.	2.625%	1/15/22	55,389	54,963
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	35,785	35,136
	Capital One Bank USA NA	2.150%	11/21/18	11,650	11,654
	Capital One Bank USA NA	2.250%	2/13/19	24,420	24,357
	Capital One Bank USA NA	2.300%	6/5/19	22,420	22,278
	Capital One Financial Corp.	2.450%	4/24/19	25,525	25,507
	Capital One Financial Corp.	3.050%	3/9/22	26,645	26,499
	Capital One NA	1.500%	3/22/18	60,395	60,372
	Citibank NA	2.100%	6/12/20	64,165	63,343
	Citibank NA	2.125%	10/20/20	216,530	213,213
	Citigroup Inc.	1.800%	2/5/18	36,140	36,140
	Citigroup Inc.	1.700%	4/27/18	83,010	82,968
	Citigroup Inc.	1.750%	5/1/18	54,775	54,754
	Citigroup Inc.	2.150%	7/30/18	7,400	7,404
	Citigroup Inc.	2.550%	4/8/19	29,097	29,119
	Citigroup Inc.	2.500%	7/29/19	21,060	21,062
	Citigroup Inc.	2.450%	1/10/20	25,170	25,055
	Citigroup Inc.	2.650%	10/26/20	68,589	68,367
	Citigroup Inc.	2.700%	3/30/21	13,175	13,079
	Citigroup Inc.	2.750%	4/25/22	63,390	62,475
4	Citigroup Inc.	2.876%	7/24/23	23,710	23,327
	Commonwealth Bank of Australia	2.250%	3/13/19	66,065	65,994
	Commonwealth Bank of Australia	2.300%	9/6/19	46,435	46,288
	Commonwealth Bank of Australia	2.300%	3/12/20	21,490	21,313
12	Commonwealth Bank of Australia	2.050%	9/18/20	71,235	70,027
	Commonwealth Bank of Australia	2.400%	11/2/20	35,635	35,294
12	Commonwealth Bank of Australia	2.000%	9/6/21	13,615	13,172
12	Commonwealth Bank of Australia	2.750%	3/10/22	92,430	91,628
12	Commonwealth Bank of Australia	2.500%	9/18/22	82,395	80,223
15,16	Commonwealth Bank of Australia	3.650%	11/5/24	14,900	12,228
12	Commonwealth Bank of Australia	4.500%	12/9/25	4,520	4,658
	Compass Bank	2.875%	6/29/22	63,420	62,356
	Cooperatieve Rabobank UA	2.250%	1/14/19	68,805	68,874
	Cooperatieve Rabobank UA	2.250%	1/14/20	80,199	79,816
15	Cooperatieve Rabobank UA	5.000%	7/2/25	10,800	8,981
	Cooperatieve Rabobank UA	4.625%	12/1/23	7,800	8,227
15,16	Cooperatieve Rabobank UA	4.290%	7/2/25	17,100	14,146
4,12	Credit Agricole SA	4.000%	1/10/33	19,425	19,158
	Credit Suisse AG	1.700%	4/27/18	58,595	58,583
	Credit Suisse AG	2.300%	5/28/19	40,490	40,420
4,12	Credit Suisse Group AG	2.997%	12/14/23	20,000	19,504
	Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	4,905	4,905

17

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	23,415	23,556
Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	11,110	11,291
Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	26,350	26,776
12 Danske Bank A/S	2.750%	9/17/20	23,273	23,244
Deutsche Bank AG	1.875%	2/13/18	26,405	26,402
Deutsche Bank AG	2.500%	2/13/19	7,225	7,224
Deutsche Bank AG	2.700%	7/13/20	131,830	130,802
Deutsche Bank AG	3.150%	1/22/21	97,555	97,249
Discover Bank	2.600%	11/13/18	24,412	24,478
12 DNB Bank ASA	2.125%	10/2/20	71,230	70,105
17 DVB Bank SE	0.875%	4/9/21	1,100	1,369
17 DVB Bank SE	1.250%	9/15/21	1,400	1,758
12 Federation des Caisses Desjardins du Quebec	2.250%	10/30/20	86,625	85,592
Fifth Third Bank	2.300%	3/15/19	26,956	26,925
Fifth Third Bank	2.375%	4/25/19	25,627	25,619
Fifth Third Bank	1.625%	9/27/19	42,565	41,916
Fifth Third Bank	2.200%	10/30/20	46,125	45,526
Fifth Third Bank	2.250%	6/14/21	28,181	27,685
Fifth Third Bank	3.850%	3/15/26	2,210	2,230
First Republic Bank	2.375%	6/17/19	47,605	47,468
First Republic Bank	2.500%	6/6/22	86,865	84,566
Goldman Sachs Group Inc.	6.150%	4/1/18	31,713	31,933
Goldman Sachs Group Inc.	2.900%	7/19/18	81,521	81,848
Goldman Sachs Group Inc.	2.625%	1/31/19	68,810	69,029
Goldman Sachs Group Inc.	1.950%	7/23/19	68,305	67,703
Goldman Sachs Group Inc.	2.550%	10/23/19	27,660	27,598
Goldman Sachs Group Inc.	2.300%	12/13/19	123,150	122,420
Goldman Sachs Group Inc.	5.375%	3/15/20	20,957	22,089
Goldman Sachs Group Inc.	2.750%	9/15/20	73,455	73,396
Goldman Sachs Group Inc.	2.600%	12/27/20	245,978	244,795
Goldman Sachs Group Inc.	2.875%	2/25/21	114,856	114,608
Goldman Sachs Group Inc.	2.625%	4/25/21	77,334	76,626
Goldman Sachs Group Inc.	2.350%	11/15/21	900	879
Goldman Sachs Group Inc.	5.750%	1/24/22	37,173	40,721
Goldman Sachs Group Inc.	3.000%	4/26/22	93,455	92,864
4 Goldman Sachs Group Inc.	2.876%	10/31/22	90,995	89,745
4 Goldman Sachs Group Inc.	2.908%	6/5/23	123,680	121,551
4 Goldman Sachs Group Inc.	3.272%	9/29/25	60,495	59,130
HSBC Holdings plc	3.400%	3/8/21	20,105	20,358
HSBC Holdings plc	2.950%	5/25/21	64,890	64,906
HSBC Holdings plc	2.650%	1/5/22	75,105	73,713
4 HSBC Holdings plc	3.262%	3/13/23	220,135	220,128
HSBC Holdings plc	3.600%	5/25/23	9,675	9,817
4 HSBC Holdings plc	3.033%	11/22/23	60,645	59,967
4 HSBC Holdings plc	6.000%	11/22/65	10,760	11,274
HSBC USA Inc.	2.375%	11/13/19	48,435	48,285
HSBC USA Inc.	2.350%	3/5/20	56,284	56,052
HSBC USA Inc.	2.750%	8/7/20	45,430	45,525
Huntington Bancshares Inc.	2.600%	8/2/18	34,190	34,283
Huntington National Bank	2.000%	6/30/18	53,720	53,714
Huntington National Bank	2.200%	11/6/18	21,120	21,116
Huntington National Bank	2.375%	3/10/20	54,920	54,564
Huntington National Bank	2.875%	8/20/20	33,581	33,710
Huntington National Bank	2.500%	8/7/22	55,115	53,740
ICICI Bank Ltd.	4.000%	3/18/26	10,895	10,827
12 ING Bank NV	1.800%	3/16/18	8,204	8,201
12 ING Bank NV	2.500%	10/1/19	16,560	16,511
12 ING Bank NV	2.450%	3/16/20	24,430	24,228
12 ING Bank NV	2.700%	8/17/20	3,907	3,899
ING Groep NV	3.150%	3/29/22	19,540	19,482
14 Intesa Sanpaolo SpA	2.351%	7/17/19	129,745	129,763
12 Intesa Sanpaolo SPA	3.125%	7/14/22	54,890	53,792
12 Intesa Sanpaolo SPA	3.375%	1/12/23	43,900	43,543
JPMorgan Chase & Co.	1.700%	3/1/18	93,263	93,258

18

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	1.625%	5/15/18	3,685	3,682
JPMorgan Chase & Co.	2.350%	1/28/19	65,537	65,650
JPMorgan Chase & Co.	2.200%	10/22/19	13,806	13,738
JPMorgan Chase & Co.	2.250%	1/23/20	36,258	36,041
JPMorgan Chase & Co.	2.750%	6/23/20	118,678	119,121
JPMorgan Chase & Co.	4.250%	10/15/20	25,589	26,634
JPMorgan Chase & Co.	2.550%	10/29/20	120,454	120,076
JPMorgan Chase & Co.	2.550%	3/1/21	24,825	24,661
JPMorgan Chase & Co.	2.295%	8/15/21	49,630	48,641
JPMorgan Chase & Co.	2.972%	1/15/23	67,352	66,992
4 JPMorgan Chase & Co.	2.776%	4/25/23	76,250	75,406
JPMorgan Chase & Co.	2.700%	5/18/23	16,765	16,410
4 JPMorgan Chase & Co.	3.220%	3/1/25	62,570	61,978
4 JPMorgan Chase & Co.	3.782%	2/1/28	15,845	16,102
KeyBank NA	1.650%	2/1/18	5,305	5,305
KeyBank NA	2.350%	3/8/19	50,143	50,103
KeyBank NA	2.500%	11/22/21	5,765	5,676
Lloyds Banking Group plc	3.000%	1/11/22	16,255	16,138
4 Lloyds Banking Group plc	2.907%	11/7/23	78,040	76,239
12 Macquarie Bank Ltd.	2.400%	1/21/20	36,370	36,119
Manufacturers & Traders Trust Co.	1.450%	3/7/18	34,010	34,009
Manufacturers & Traders Trust Co.	2.300%	1/30/19	38,480	38,528
Manufacturers & Traders Trust Co.	2.050%	8/17/20	34,335	33,829
14 Manufacturers & Traders Trust Co.	2.121%	12/1/21	9,755	9,707
Manufacturers & Traders Trust Co.	2.500%	5/18/22	14,920	14,641
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	51,515	51,467
Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	134,270	131,097
12 Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	40,390	40,267
12 Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	30,625	30,447
Mizuho Bank Ltd.	2.340%	12/4/19	185,675	184,349
Morgan Stanley	6.625%	4/1/18	17,971	18,107
Morgan Stanley	2.125%	4/25/18	14,001	14,008
Morgan Stanley	2.450%	2/1/19	36,506	36,562
Morgan Stanley	2.375%	7/23/19	40,577	40,508
Morgan Stanley	5.625%	9/23/19	7,458	7,815
Morgan Stanley	5.500%	1/26/20	14,636	15,424
Morgan Stanley	2.650%	1/27/20	55,713	55,720
Morgan Stanley	2.800%	6/16/20	50,742	50,830
Morgan Stanley	2.500%	4/21/21	46,934	46,273
Morgan Stanley	2.625%	11/17/21	172,919	170,111
Morgan Stanley	2.750%	5/19/22	79,850	78,553
Morgan Stanley	3.125%	1/23/23	65,955	65,560
14 Morgan Stanley	2.617%	5/8/24	31,700	32,664
MUFG Americas Holdings Corp.	1.625%	2/9/18	14,400	14,399
MUFG Americas Holdings Corp.	2.250%	2/10/20	29,300	29,018
MUFG Union Bank NA	2.250%	5/6/19	24,420	24,301
National Australia Bank Ltd.	1.375%	7/12/19	20,250	19,936
National Australia Bank Ltd.	2.250%	1/10/20	34,555	34,371
National Australia Bank Ltd.	1.875%	7/12/21	10,000	9,663
National Australia Bank Ltd.	2.800%	1/10/22	4,275	4,249
National Australia Bank Ltd.	2.500%	5/22/22	22,760	22,226
National Bank of Canada	2.150%	6/12/20	39,130	38,727
National Bank of Canada	2.200%	11/2/20	151,645	149,595
National City Corp.	6.875%	5/15/19	8,085	8,504
12 Nordea Bank AB	2.500%	9/17/20	12,568	12,494
4 Oversea-Chinese Banking Corp. Ltd.	4.000%	10/15/24	19,600	19,836
PNC Bank NA	6.875%	4/1/18	4,197	4,230
PNC Bank NA	2.200%	1/28/19	48,707	48,741
PNC Bank NA	2.250%	7/2/19	44,590	44,470
PNC Bank NA	2.400%	10/18/19	71,148	71,008
PNC Bank NA	2.300%	6/1/20	14,636	14,536
PNC Bank NA	2.600%	7/21/20	43,010	42,958
PNC Bank NA	2.450%	11/5/20	15,636	15,534
PNC Bank NA	2.150%	4/29/21	14,236	13,955

19

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	PNC Bank NA	2.550%	12/9/21	29,340	29,016
	PNC Bank NA	2.625%	2/17/22	100,485	99,621
	PNC Funding Corp.	5.125%	2/8/20	7,230	7,595
	Regions Bank	7.500%	5/15/18	7,579	7,697
	Regions Financial Corp.	2.750%	8/14/22	37,250	36,661
	Royal Bank of Canada	2.150%	3/15/19	30,550	30,471
	Royal Bank of Canada	1.500%	7/29/19	58,175	57,351
	Royal Bank of Canada	2.125%	3/2/20	147,285	146,132
	Royal Bank of Canada	2.150%	10/26/20	280,433	277,099
	Royal Bank of Canada	2.350%	10/30/20	7,170	7,122
	Santander Holdings USA Inc.	2.700%	5/24/19	31,610	31,588
12	Santander Holdings USA Inc.	3.700%	3/28/22	60,955	61,501
12	Santander Holdings USA Inc.	3.400%	1/18/23	52,605	51,880
	Santander UK plc	2.000%	8/24/18	16,087	16,049
	Santander UK plc	2.500%	3/14/19	65,240	65,241
	Santander UK plc	2.350%	9/10/19	64,539	64,283
12	Skandinaviska Enskilda Banken AB	1.750%	3/19/18	17,471	17,464
	Skandinaviska Enskilda Banken AB	2.300%	3/11/20	42,260	41,999
4	Skandinaviska Enskilda Banken AB	5.750%	12/31/49	19,975	20,566
	Sumitomo Mitsui Banking Corp.	2.092%	10/18/19	90,305	89,566
	Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	29,295	29,185
	Sumitomo Mitsui Banking Corp.	2.514%	1/17/20	124,290	123,892
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	7,380	7,380
	Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	5,585	5,417
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	62,735	61,672
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	35,530	34,808
	SunTrust Bank	2.250%	1/31/20	34,185	33,968
	SunTrust Bank	2.450%	8/1/22	55,075	53,795
	SunTrust Banks Inc.	2.900%	3/3/21	23,102	23,128
	Svenska Handelsbanken AB	2.500%	1/25/19	22,830	22,886
	Svenska Handelsbanken AB	1.500%	9/6/19	24,415	24,038
	Svenska Handelsbanken AB	1.950%	9/8/20	34,155	33,530
	Svenska Handelsbanken AB	2.450%	3/30/21	62,135	61,607
	Svenska Handelsbanken AB	1.875%	9/7/21	35,465	34,312
12	Swedbank AB	2.800%	3/14/22	53,955	53,569
	Synchrony Bank	3.000%	6/15/22	60,010	59,050
	Synchrony Financial	2.600%	1/15/19	16,640	16,677
	Synchrony Financial	3.000%	8/15/19	93,195	93,561
	Synchrony Financial	2.700%	2/3/20	39,200	39,104
	Synchrony Financial	4.250%	8/15/24	3,425	3,507
	Synchrony Financial	4.500%	7/23/25	9,645	9,933
	Toronto-Dominion Bank	1.450%	8/13/19	20,000	19,715
	Toronto-Dominion Bank	1.900%	10/24/19	285,855	283,002
	Toronto-Dominion Bank	2.250%	11/5/19	41,410	41,244
	Toronto-Dominion Bank	2.500%	12/14/20	22,500	22,406
	UBS AG	2.375%	8/14/19	11,718	11,682
12	UBS AG	2.200%	6/8/20	85,550	84,518
12	UBS AG	2.450%	12/1/20	144,035	142,814
12	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	9,507	9,542
12	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	53,727	53,528
12	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	43,420	42,394
12	UBS Group Funding Switzerland AG	3.491%	5/23/23	19,190	19,287
4,12	UBS Group Funding Switzerland AG	2.859%	8/15/23	101,405	99,140
4	United Overseas Bank Ltd.	3.750%	9/19/24	11,360	11,455
	US Bank NA	2.125%	10/28/19	20,765	20,639
	US Bank NA	2.050%	10/23/20	73,201	72,218
	Wachovia Corp.	5.750%	2/1/18	53,681	53,677
10,18	Washington Mutual Bank / Debt not acquired by
	JPMorgan	6.875%	6/15/11	21,983	2
	Wells Fargo & Co.	2.600%	7/22/20	16,480	16,463
	Wells Fargo & Co.	2.100%	7/26/21	19,560	19,089
	Wells Fargo & Co.	2.625%	7/22/22	116,070	113,896
	Wells Fargo Bank NA	2.400%	1/15/20	303,485	302,778
	Westpac Banking Corp.	2.250%	1/17/19	44,660	44,659

20

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Westpac Banking Corp.	1.600%	8/19/19	40,090	39,544
	Westpac Banking Corp.	4.875%	11/19/19	35,464	36,862
	Westpac Banking Corp.	2.300%	5/26/20	3,665	3,634
	Westpac Banking Corp.	2.600%	11/23/20	32,350	32,243
	Westpac Banking Corp.	2.650%	1/25/21	104,055	103,695
	Westpac Banking Corp.	2.100%	5/13/21	29,034	28,382
	Westpac Banking Corp.	2.000%	8/19/21	81,740	79,569
	Westpac Banking Corp.	2.500%	6/28/22	6,435	6,291
	Westpac Banking Corp.	2.750%	1/11/23	91,875	90,385
15,16	Westpac Banking Corp.	3.815%	3/14/24	13,600	11,103
	Westpac Banking Corp.	3.350%	3/8/27	15,340	15,103
4	Westpac Banking Corp.	4.322%	11/23/31	40,250	40,898
	Brokerage (0.3%)
	Brookfield Finance Inc.	3.900%	1/25/28	39,685	39,071
	Charles Schwab Corp.	1.500%	3/10/18	19,535	19,534
	Charles Schwab Corp.	2.650%	1/25/23	27,020	26,626
	Jefferies Group LLC	5.125%	4/13/18	12,335	12,403
	Legg Mason Inc.	2.700%	7/15/19	5,860	5,864
10,18	Lehman Brothers Holdings E-Capital Trust I	3.589%	8/19/65	9,410	1
	Nomura Holdings Inc.	2.750%	3/19/19	26,430	26,458
	Stifel Financial Corp.	3.500%	12/1/20	24,945	25,036
	Stifel Financial Corp.	4.250%	7/18/24	2,880	2,920
	TD Ameritrade Holding Corp.	2.950%	4/1/22	17,515	17,465
	Finance Companies (0.5%)
	AerCap Ireland Capital DAC / AerCap Global Aviation
	Trust	4.500%	5/15/21	56,035	58,277
	Air Lease Corp.	3.375%	1/15/19	27,894	28,108
	Air Lease Corp.	4.250%	9/15/24	2,085	2,152
	GE Capital International Funding Co. Unlimited Co.	2.342%	11/15/20	220,208	217,213
	International Lease Finance Corp.	3.875%	4/15/18	1,445	1,451
12	SMBC Aviation Capital Finance DAC	2.650%	7/15/21	14,555	14,248
	Insurance (2.4%)
	Aetna Inc.	1.700%	6/7/18	17,865	17,844
	Aetna Inc.	2.800%	6/15/23	9,565	9,324
	Aflac Inc.	3.625%	6/15/23	5,860	6,009
12	AIG Global Funding	2.150%	7/2/20	14,635	14,383
12	AIG Global Funding	2.700%	12/15/21	13,080	12,946
	Alleghany Corp.	5.625%	9/15/20	8,890	9,461
	Alterra Finance LLC	6.250%	9/30/20	9,765	10,536
	American International Group Inc.	2.300%	7/16/19	5,036	5,018
	American International Group Inc.	4.125%	2/15/24	6,155	6,376
	American International Group Inc.	3.750%	7/10/25	8,264	8,327
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	25,904	27,873
	Assurant Inc.	2.500%	3/15/18	29,300	29,312
	AXIS Specialty Finance LLC	5.875%	6/1/20	1,508	1,602
	AXIS Specialty Finance plc	2.650%	4/1/19	14,650	14,591
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	24,144	24,384
	Berkshire Hathaway Finance Corp.	1.300%	8/15/19	36,720	36,173
	Berkshire Hathaway Inc.	2.100%	8/14/19	4,875	4,865
	Berkshire Hathaway Inc.	2.750%	3/15/23	57,493	57,177
12	Brighthouse Financial Inc.	3.700%	6/22/27	16,720	16,064
	Chubb INA Holdings Inc.	2.300%	11/3/20	35,020	34,676
	Chubb INA Holdings Inc.	2.875%	11/3/22	9,920	9,915
	Chubb INA Holdings Inc.	2.700%	3/13/23	5,875	5,785
	Enstar Group Ltd.	4.500%	3/10/22	28,334	28,582
	Marsh & McLennan Cos. Inc.	2.550%	10/15/18	9,875	9,885
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	19,265	19,151
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	3,325	3,524
	Marsh & McLennan Cos. Inc.	2.750%	1/30/22	38,840	38,440
12	MassMutual Global Funding II	2.100%	8/2/18	12,735	12,729
12	MassMutual Global Funding II	1.950%	9/22/20	43,160	42,414
12	MassMutual Global Funding II	2.500%	4/13/22	5,590	5,475
12	MassMutual Global Funding II	2.500%	10/17/22	19,165	18,726

21

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
12 MassMutual Global Funding II	2.750%	6/22/24	35,135	34,287
MetLife Inc.	6.817%	8/15/18	13,300	13,609
MetLife Inc.	7.717%	2/15/19	9,219	9,728
4 MetLife Inc.	5.250%	12/29/49	7,005	7,215
12 Metropolitan Life Global Funding I	2.300%	4/10/19	21,731	21,715
12 Metropolitan Life Global Funding I	1.550%	9/13/19	18,115	17,855
12 Metropolitan Life Global Funding I	2.400%	1/8/21	149,585	148,403
12 Metropolitan Life Global Funding I	1.950%	9/15/21	19,535	18,891
12 Metropolitan Life Global Funding I	3.000%	1/10/23	11,200	11,095
12 New York Life Global Funding	1.950%	2/11/20	17,975	17,784
12 New York Life Global Funding	1.950%	9/28/20	51,900	50,828
12 New York Life Global Funding	2.900%	1/17/24	9,918	9,788
12 Pricoa Global Funding I	2.550%	11/24/20	6,830	6,787
12 Pricoa Global Funding I	2.200%	6/3/21	9,790	9,602
12 Pricoa Global Funding I	2.450%	9/21/22	17,390	16,879
12 Principal Life Global Funding II	2.204%	12/11/19	216,925	215,480
12 Principal Life Global Funding II	2.200%	4/8/20	28,665	28,374
Prudential Financial Inc.	7.375%	6/15/19	10,442	11,127
Prudential Financial Inc.	4.500%	11/15/20	1,423	1,490
Prudential Financial Inc.	4.500%	11/16/21	10,789	11,390
4 Prudential Financial Inc.	5.375%	5/15/45	12,290	13,196
Reinsurance Group of America Inc.	6.450%	11/15/19	21,183	22,511
Reinsurance Group of America Inc.	3.950%	9/15/26	21,496	21,387
12 Reliance Standard Life Global Funding II	2.150%	10/15/18	27,320	27,257
12 Reliance Standard Life Global Funding II	2.500%	1/15/20	52,630	52,438
12 Reliance Standard Life Global Funding II	2.375%	5/4/20	17,860	17,709
12 Reliance Standard Life Global Funding II	3.050%	1/20/21	8,275	8,304
12 Swiss Re Treasury US Corp.	2.875%	12/6/22	9,070	8,948
12 Nuveen Finance LLC	2.950%	11/1/19	60,100	60,504
Torchmark Corp.	9.250%	6/15/19	7,053	7,665
Travelers Cos. Inc.	5.800%	5/15/18	2,273	2,298
Travelers Cos. Inc.	5.900%	6/2/19	2,930	3,060
Travelers Cos. Inc.	3.900%	11/1/20	4,300	4,427
UnitedHealth Group Inc.	1.900%	7/16/18	20,510	20,479
UnitedHealth Group Inc.	2.700%	7/15/20	14,640	14,712
UnitedHealth Group Inc.	2.375%	10/15/22	53,670	52,402
Other Finance (0.1%)
12 Mitsui Fudosan Co. Ltd.	2.950%	1/23/23	9,595	9,547
ORIX Corp.	2.900%	7/18/22	22,445	22,116
Real Estate Investment Trusts (1.3%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	29,896	29,883
Alexandria Real Estate Equities Inc.	3.450%	4/30/25	45,115	44,290
19 Aroundtown SA	3.000%	10/16/29	10,583	14,863
Boston Properties LP	5.875%	10/15/19	32,163	33,700
Brandywine Operating Partnership LP	3.950%	2/15/23	24,280	24,528
Brandywine Operating Partnership LP	4.100%	10/1/24	7,205	7,240
Brandywine Operating Partnership LP	3.950%	11/15/27	40,025	38,945
Brixmor Operating Partnership LP	3.650%	6/15/24	26,820	26,347
Brixmor Operating Partnership LP	3.850%	2/1/25	5,895	5,785
Brixmor Operating Partnership LP	4.125%	6/15/26	29,930	29,667
Brixmor Operating Partnership LP	3.900%	3/15/27	19,510	18,926
Camden Property Trust	4.875%	6/15/23	2,400	2,546
Camden Property Trust	4.250%	1/15/24	5,900	6,061
Camden Property Trust	3.500%	9/15/24	1,785	1,767
CubeSmart LP	4.375%	12/15/23	9,620	9,993
DDR Corp.	7.500%	7/15/18	2,500	2,547
DDR Corp.	3.900%	8/15/24	6,855	6,880
DDR Corp.	3.625%	2/1/25	3,430	3,336
DDR Corp.	4.250%	2/1/26	13,025	13,060
Digital Realty Trust LP	3.400%	10/1/20	22,047	22,394
Digital Realty Trust LP	3.950%	7/1/22	34,798	35,928
Duke Realty LP	3.250%	6/30/26	4,402	4,297
ERP Operating LP	2.375%	7/1/19	4,875	4,869

22

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ERP Operating LP	4.750%	7/15/20	2,349	2,459
Federal Realty Investment Trust	2.550%	1/15/21	9,351	9,298
12 Goodman Australia Industrial Fund	3.400%	9/30/26	17,000	16,366
HCP Inc.	2.625%	2/1/20	12,357	12,367
HCP Inc.	4.250%	11/15/23	7,420	7,714
HCP Inc.	4.200%	3/1/24	7,815	8,058
HCP Inc.	3.400%	2/1/25	14,805	14,515
HCP Inc.	4.000%	6/1/25	8,880	9,026
Healthcare Trust of America Holdings LP	2.950%	7/1/22	14,635	14,427
Healthcare Trust of America Holdings LP	3.700%	4/15/23	13,139	13,265
Healthcare Trust of America Holdings LP	3.500%	8/1/26	9,850	9,519
Liberty Property LP	4.750%	10/1/20	10,940	11,454
Liberty Property LP	3.750%	4/1/25	3,575	3,611
Realty Income Corp.	5.750%	1/15/21	3,905	4,209
Realty Income Corp.	3.250%	10/15/22	63,430	63,660
Realty Income Corp.	4.125%	10/15/26	19,045	19,570
12 Scentre Group Trust 1 / Scentre Group Trust 2	3.750%	3/23/27	28,575	28,504
Senior Housing Properties Trust	3.250%	5/1/19	36,150	36,205
Simon Property Group LP	2.500%	9/1/20	11,153	11,147
Simon Property Group LP	4.375%	3/1/21	7,375	7,719
Simon Property Group LP	2.350%	1/30/22	12,290	12,048
Ventas Realty LP	3.125%	6/15/23	4,673	4,609
Ventas Realty LP	3.500%	2/1/25	6,655	6,610
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	14,362	14,361
VEREIT Operating Partnership LP	3.000%	2/6/19	22,495	22,607
Welltower Inc.	2.250%	3/15/18	15,769	15,772
Welltower Inc.	4.125%	4/1/19	46,860	47,504
Welltower Inc.	4.000%	6/1/25	7,025	7,163
				17,503,564
Industrial (26.9%)
Basic Industry (0.7%)
Agrium Inc.	6.750%	1/15/19	31,740	32,989
12 Air Liquide Finance SA	1.375%	9/27/19	23,090	22,710
12 Air Liquide Finance SA	1.750%	9/27/21	56,585	54,577
Air Products & Chemicals Inc.	4.375%	8/21/19	7,155	7,359
Airgas Inc.	1.650%	2/15/18	23,552	23,549
Airgas Inc.	2.375%	2/15/20	9,890	9,836
12 CF Industries Inc.	3.400%	12/1/21	14,400	14,533
EI du Pont de Nemours & Co.	6.000%	7/15/18	27,383	27,832
15 Glencore Australia Holdings Pty Ltd.	4.500%	9/19/19	4,160	3,435
Goldcorp Inc.	2.125%	3/15/18	14,640	14,642
Monsanto Co.	5.125%	4/15/18	22,515	22,648
Monsanto Co.	1.850%	11/15/18	3,000	2,983
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	11,456	11,972
PPG Industries Inc.	2.300%	11/15/19	27,820	27,712
Praxair Inc.	4.500%	8/15/19	29,565	30,495
Praxair Inc.	4.050%	3/15/21	19,399	20,206
Praxair Inc.	3.000%	9/1/21	8,613	8,691
RPM International Inc.	6.500%	2/15/18	3,442	3,447
Vale Overseas Ltd.	5.875%	6/10/21	34,200	37,022
Vale Overseas Ltd.	4.375%	1/11/22	14,850	15,333
WestRock MWV LLC	7.375%	9/1/19	23,265	24,894
WestRock RKT Co.	4.450%	3/1/19	11,114	11,322
WestRock RKT Co.	4.900%	3/1/22	2,745	2,927
WestRock RKT Co.	4.000%	3/1/23	21,986	22,621
Capital Goods (3.2%)
Acuity Brands Lighting Inc.	6.000%	12/15/19	8,400	8,893
12 Berry Global Inc.	4.500%	2/15/26	7,875	7,836
Caterpillar Financial Services Corp.	1.800%	11/13/18	25,314	25,218
Caterpillar Financial Services Corp.	7.150%	2/15/19	47,540	49,886
Caterpillar Financial Services Corp.	1.900%	3/22/19	11,936	11,880
Caterpillar Financial Services Corp.	1.350%	5/18/19	32,370	31,974
Caterpillar Financial Services Corp.	2.000%	11/29/19	146,370	145,271

23

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Caterpillar Financial Services Corp.	2.100%	1/10/20	102,910	102,170
Caterpillar Financial Services Corp.	1.850%	9/4/20	9,755	9,587
Caterpillar Financial Services Corp.	1.700%	8/9/21	9,375	9,054
Caterpillar Financial Services Corp.	1.931%	10/1/21	100,075	96,910
Caterpillar Financial Services Corp.	2.400%	6/6/22	7,020	6,893
Caterpillar Financial Services Corp.	3.300%	6/9/24	21,550	21,784
12 CNH Industrial Capital LLC	0.000%	3/15/18	28,700	28,626
CNH Industrial Capital LLC	3.375%	7/15/19	16,065	16,185
CNH Industrial Capital LLC	4.375%	11/6/20	19,978	20,627
CNH Industrial Capital LLC	4.875%	4/1/21	3,830	4,007
CNH Industrial Capital LLC	3.875%	10/15/21	8,470	8,650
CNH Industrial Capital LLC	4.375%	4/5/22	23,205	23,959
CNH Industrial NV	3.850%	11/15/27	33,355	33,105
Embraer Netherlands Finance BV	5.400%	2/1/27	8,565	9,124
General Electric Co.	5.625%	5/1/18	5,855	5,906
General Electric Co.	6.000%	8/7/19	30,727	32,271
General Electric Co.	2.200%	1/9/20	42,837	42,514
General Electric Co.	5.550%	5/4/20	22,442	23,780
General Electric Co.	4.375%	9/16/20	50,300	52,351
General Electric Co.	4.625%	1/7/21	80,215	83,992
General Electric Co.	5.300%	2/11/21	20,191	21,468
General Electric Co.	4.650%	10/17/21	46,909	49,477
General Electric Co.	2.700%	10/9/22	2,180	2,142
17 General Electric Co.	2.125%	5/17/37	44,225	52,630
General Electric Co.	4.500%	3/11/44	12,080	12,601
4 General Electric Co.	5.000%	12/31/49	187,693	189,570
12 General Electric Co. / LJ VP Holdings LLC	3.800%	6/18/19	15,205	15,462
12 Huntington Ingalls Industries Inc.	5.000%	11/15/25	41,710	44,682
Illinois Tool Works Inc.	3.375%	9/15/21	17,075	17,380
John Deere Capital Corp.	2.300%	9/16/19	58,045	58,033
John Deere Capital Corp.	1.250%	10/9/19	18,800	18,438
John Deere Capital Corp.	1.950%	6/22/20	24,390	24,074
John Deere Capital Corp.	2.375%	7/14/20	51,283	51,105
John Deere Capital Corp.	2.450%	9/11/20	43,491	43,336
John Deere Capital Corp.	2.350%	1/8/21	73,165	72,689
John Deere Capital Corp.	2.550%	1/8/21	14,640	14,601
John Deere Capital Corp.	2.800%	3/4/21	32,710	32,775
John Deere Capital Corp.	3.900%	7/12/21	9,760	10,147
John Deere Capital Corp.	2.650%	6/24/24	24,395	23,762
19 Leonardo SPA	8.000%	12/16/19	6,869	10,930
Parker-Hannifin Corp.	5.500%	5/15/18	3,615	3,652
Raytheon Co.	4.400%	2/15/20	2,070	2,150
Raytheon Co.	3.125%	10/15/20	8,697	8,838
Roper Technologies Inc.	2.050%	10/1/18	19,060	19,002
12 Siemens Financieringsmaatschappij NV	2.200%	3/16/20	225,720	224,226
12 Siemens Financieringsmaatschappij NV	2.150%	5/27/20	5,262	5,217
12 Siemens Financieringsmaatschappij NV	3.125%	3/16/24	26,415	26,345
Textron Inc.	7.250%	10/1/19	12,114	13,006
United Rentals North America Inc.	4.625%	7/15/23	46,770	48,349
United Rentals North America Inc.	5.875%	9/15/26	6,720	7,199
United Rentals North America Inc.	5.500%	5/15/27	9,830	10,322
Communication (2.9%)
21st Century Fox America Inc.	7.250%	5/18/18	7,205	7,308
Activision Blizzard Inc.	2.300%	9/15/21	15,350	14,988
Activision Blizzard Inc.	2.600%	6/15/22	24,400	23,860
12 Activision Blizzard Inc.	6.125%	9/15/23	22,008	23,081
America Movil SAB de CV	5.000%	10/16/19	19,268	20,036
America Movil SAB de CV	5.000%	3/30/20	52,683	54,980
AT&T Inc.	5.500%	2/1/18	31,834	31,832
AT&T Inc.	5.600%	5/15/18	6,038	6,095
AT&T Inc.	5.800%	2/15/19	27,420	28,325
AT&T Inc.	5.875%	10/1/19	62,076	65,339
AT&T Inc.	5.200%	3/15/20	63,054	66,328

24

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	4.600%	2/15/21	20,362	21,312
AT&T Inc.	2.800%	2/17/21	72,521	72,016
AT&T Inc.	3.200%	3/1/22	12,500	12,530
AT&T Inc.	3.000%	6/30/22	14,931	14,805
AT&T Inc.	4.450%	4/1/24	5,000	5,212
CBS Corp.	2.300%	8/15/19	1,980	1,973
Charter Communications Operating LLC / Charter
Communications Operating Capital	3.579%	7/23/20	121,985	123,474
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.464%	7/23/22	6,765	6,978
Comcast Corp.	5.875%	2/15/18	17,672	17,697
Comcast Corp.	5.150%	3/1/20	13,900	14,647
Comcast Corp.	3.375%	8/15/25	13,130	13,230
Crown Castle International Corp.	3.400%	2/15/21	38,418	38,915
Crown Castle International Corp.	2.250%	9/1/21	4,700	4,578
Crown Castle International Corp.	4.875%	4/15/22	11,800	12,525
Crown Castle International Corp.	4.450%	2/15/26	16,500	17,017
Deutsche Telekom International Finance BV	6.750%	8/20/18	10,804	11,073
Discovery Communications LLC	2.200%	9/20/19	24,315	24,132
Discovery Communications LLC	3.800%	3/13/24	15,170	15,227
Electronic Arts Inc.	3.700%	3/1/21	14,650	14,988
12 NBCUniversal Enterprise Inc.	1.974%	4/15/19	86,650	86,323
NBCUniversal Media LLC	5.150%	4/30/20	13,425	14,196
NBCUniversal Media LLC	4.375%	4/1/21	34,190	35,849
NBCUniversal Media LLC	2.875%	1/15/23	23,890	23,834
Omnicom Group Inc.	6.250%	7/15/19	5,860	6,158
Orange SA	2.750%	2/6/19	29,240	29,344
Qwest Corp.	6.750%	12/1/21	21,579	23,087
Scripps Networks Interactive Inc.	2.750%	11/15/19	16,550	16,486
Scripps Networks Interactive Inc.	2.800%	6/15/20	41,013	40,703
12 SES Global Americas Holdings GP	2.500%	3/25/19	53,705	53,342
12 Sirius XM Radio Inc.	6.000%	7/15/24	18,825	19,719
12 Sky plc	2.625%	9/16/19	12,200	12,200
T-Mobile USA Inc.	6.000%	3/1/23	15,600	16,322
T-Mobile USA Inc.	6.625%	4/1/23	4,875	5,064
T-Mobile USA Inc.	6.836%	4/28/23	17,845	18,603
T-Mobile USA Inc.	4.500%	2/1/26	8,080	8,100
Time Warner Cable LLC	6.750%	7/1/18	76,655	77,956
Time Warner Cable LLC	8.750%	2/14/19	18,305	19,425
Time Warner Cable LLC	8.250%	4/1/19	23,445	24,910
Verizon Communications Inc.	3.450%	3/15/21	80,047	81,778
Verizon Communications Inc.	3.000%	11/1/21	35,341	35,438
Verizon Communications Inc.	3.500%	11/1/21	23,463	23,907
Verizon Communications Inc.	2.946%	3/15/22	142,775	142,115
Verizon Communications Inc.	3.125%	3/16/22	217,346	217,670
Verizon Communications Inc.	5.150%	9/15/23	1,900	2,084
Viacom Inc.	5.625%	9/15/19	3,195	3,331
Consumer Cyclical (3.3%)
12 1011778 BC ULC / New Red Finance Inc.	4.625%	1/15/22	12,680	12,934
Alibaba Group Holding Ltd.	2.500%	11/28/19	19,064	19,002
12 Alimentation Couche-Tard Inc.	2.700%	7/26/22	59,525	58,155
American Axle & Manufacturing Inc.	7.750%	11/15/19	5,808	6,229
American Honda Finance Corp.	1.700%	2/22/19	14,050	13,978
American Honda Finance Corp.	2.250%	8/15/19	41,660	41,570
American Honda Finance Corp.	2.000%	11/13/19	24,385	24,206
American Honda Finance Corp.	2.000%	2/14/20	48,800	48,345
American Honda Finance Corp.	1.950%	7/20/20	14,640	14,441
American Honda Finance Corp.	2.450%	9/24/20	16,675	16,623
American Honda Finance Corp.	1.700%	9/9/21	16,450	15,860
AutoZone Inc.	2.875%	1/15/23	4,544	4,465
CVS Health Corp.	1.900%	7/20/18	16,605	16,567
CVS Health Corp.	2.250%	12/5/18	19,520	19,476
15 Ford Motor Credit Co. LLC	4.050%	12/10/18	5,786	4,720

25

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ford Motor Credit Co. LLC	2.597%	11/4/19	7,615	7,589
Ford Motor Credit Co. LLC	2.459%	3/27/20	19,535	19,359
15 Ford Motor Credit Co. LLC	3.588%	6/2/20	29,162	23,830
Ford Motor Credit Co. LLC	3.157%	8/4/20	38,695	38,847
Ford Motor Credit Co. LLC	3.200%	1/15/21	20,827	20,849
Ford Motor Credit Co. LLC	5.750%	2/1/21	11,559	12,374
Ford Motor Credit Co. LLC	3.336%	3/18/21	67,975	68,183
Ford Motor Credit Co. LLC	5.875%	8/2/21	33,165	35,907
Ford Motor Credit Co. LLC	3.339%	3/28/22	29,275	29,176
Ford Motor Credit Co. LLC	2.979%	8/3/22	8,780	8,592
Ford Motor Credit Co. LLC	4.250%	9/20/22	11,635	11,982
General Motors Co.	3.500%	10/2/18	36,615	36,908
General Motors Co.	4.875%	10/2/23	23,744	25,187
General Motors Financial Co. Inc.	6.750%	6/1/18	46,749	47,465
General Motors Financial Co. Inc.	3.100%	1/15/19	5,220	5,255
General Motors Financial Co. Inc.	2.400%	5/9/19	38,333	38,255
General Motors Financial Co. Inc.	3.500%	7/10/19	29,234	29,597
General Motors Financial Co. Inc.	3.700%	11/24/20	29,280	29,849
General Motors Financial Co. Inc.	4.200%	3/1/21	36,658	37,756
General Motors Financial Co. Inc.	3.200%	7/6/21	38,623	38,633
General Motors Financial Co. Inc.	4.375%	9/25/21	2,660	2,757
General Motors Financial Co. Inc.	3.450%	1/14/22	42,190	42,335
General Motors Financial Co. Inc.	3.450%	4/10/22	9,760	9,791
General Motors Financial Co. Inc.	3.150%	6/30/22	29,270	28,882
General Motors Financial Co. Inc.	3.250%	1/5/23	19,510	19,251
General Motors Financial Co. Inc.	3.700%	5/9/23	10,461	10,497
General Motors Financial Co. Inc.	4.250%	5/15/23	9,107	9,378
12 Harley-Davidson Financial Services Inc.	2.250%	1/15/19	73,515	73,210
12 Harley-Davidson Financial Services Inc.	2.400%	9/15/19	62,169	61,930
12 Harley-Davidson Financial Services Inc.	2.150%	2/26/20	11,775	11,629
12 Harley-Davidson Financial Services Inc.	2.400%	6/15/20	69,387	68,844
12 Harley-Davidson Financial Services Inc.	2.850%	1/15/21	6,244	6,238
12 Harley-Davidson Financial Services Inc.	2.550%	6/9/22	41,944	40,850
12 Harley-Davidson Funding Corp.	6.800%	6/15/18	3,665	3,728
12 Hyundai Capital America	3.100%	4/5/22	19,825	19,529
19 Jaguar Land Rover Automotive plc	5.000%	2/15/22	11,441	17,639
Lowe's Cos. Inc.	1.150%	4/15/19	12,150	11,998
Lowe's Cos. Inc.	4.625%	4/15/20	19,120	19,788
Macy's Retail Holdings Inc.	3.450%	1/15/21	14,640	14,600
Mastercard Inc.	2.000%	4/1/19	9,620	9,581
McDonald's Corp.	2.100%	12/7/18	11,710	11,679
12 Nissan Motor Acceptance Corp.	2.000%	3/8/19	32,910	32,770
12 Nissan Motor Acceptance Corp.	1.550%	9/13/19	2,365	2,328
12 Nissan Motor Acceptance Corp.	2.150%	7/13/20	25,860	25,493
12 Nissan Motor Acceptance Corp.	2.550%	3/8/21	6,380	6,316
12 Nissan Motor Acceptance Corp.	1.900%	9/14/21	11,962	11,533
12 Nissan Motor Acceptance Corp.	2.600%	9/28/22	11,575	11,298
PACCAR Financial Corp.	2.200%	9/15/19	19,025	18,970
PACCAR Financial Corp.	2.500%	8/14/20	2,930	2,923
Smithsonian Institute Washington DC GO	3.434%	9/1/23	5,250	5,226
Starbucks Corp.	2.200%	11/22/20	33,615	33,395
Starbucks Corp.	2.100%	2/4/21	12,420	12,255
TJX Cos. Inc.	2.750%	6/15/21	48,345	48,537
Toyota Motor Credit Corp.	2.100%	1/17/19	19,530	19,520
Toyota Motor Credit Corp.	2.125%	7/18/19	147,825	147,322
Toyota Motor Credit Corp.	2.200%	1/10/20	97,555	97,295
Toyota Motor Credit Corp.	1.900%	4/8/21	3,610	3,532
Toyota Motor Credit Corp.	2.750%	5/17/21	11,710	11,728
Toyota Motor Credit Corp.	3.400%	9/15/21	9,683	9,904
Visa Inc.	2.200%	12/14/20	87,282	86,629
Visa Inc.	2.800%	12/14/22	41,070	40,929
12 Volkswagen Group of America Finance LLC	1.650%	5/22/18	3,465	3,461
Walmart Inc.	2.350%	12/15/22	30,910	30,313
12 Wesfarmers Ltd.	1.874%	3/20/18	20,665	20,665

26

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Consumer Noncyclical (6.7%)
Abbott Laboratories	2.350%	11/22/19	193,152	192,327
Abbott Laboratories	2.800%	9/15/20	18,990	19,027
Abbott Laboratories	2.900%	11/30/21	105,297	105,062
AbbVie Inc.	1.800%	5/14/18	126,410	126,322
AbbVie Inc.	2.500%	5/14/20	92,302	92,010
Agilent Technologies Inc.	5.000%	7/15/20	10,185	10,732
Agilent Technologies Inc.	3.200%	10/1/22	11,215	11,188
Allergan Funding SCS	2.350%	3/12/18	239,151	239,211
Allergan Inc.	1.350%	3/15/18	7,800	7,796
Altria Group Inc.	9.250%	8/6/19	69,792	76,710
Altria Group Inc.	4.750%	5/5/21	40,225	42,700
AmerisourceBergen Corp.	3.500%	11/15/21	7,200	7,291
Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	62,856	62,620
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	26,110	26,076
Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	420,956	419,373
Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	14,670	14,788
Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	14,600	16,090
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	32,250	33,836
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	21,145	22,722
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	97,793	103,036
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	25,250	24,721
12 Aramark Services Inc.	5.000%	2/1/28	4,045	4,106
12 BAT Capital Corp.	2.297%	8/14/20	146,370	144,611
12 BAT Capital Corp.	2.764%	8/15/22	126,855	124,454
Baxalta Inc.	2.000%	6/22/18	6,885	6,880
Baxalta Inc.	2.875%	6/23/20	86,737	86,800
Becton Dickinson & Co.	2.675%	12/15/19	49,652	49,654
Becton Dickinson & Co.	3.125%	11/8/21	34,675	34,556
Becton Dickinson & Co.	2.894%	6/6/22	44,000	43,237
Biogen Inc.	3.625%	9/15/22	50,583	51,858
12 Cargill Inc.	3.250%	11/15/21	9,750	9,850
Catholic Health Initiatives Colorado GO	2.600%	8/1/18	2,900	2,906
Celgene Corp.	2.250%	8/15/21	131,430	128,010
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	9,800	9,791
Conagra Brands Inc.	4.950%	8/15/20	2,679	2,801
Constellation Brands Inc.	3.875%	11/15/19	26,682	27,237
Diageo Capital plc	1.125%	4/29/18	7,115	7,100
Dignity Health California GO	2.637%	11/1/19	2,000	1,993
Edwards Lifesciences Corp.	2.875%	10/15/18	24,400	24,439
Express Scripts Holding Co.	2.600%	11/30/20	40,693	40,371
Express Scripts Holding Co.	4.750%	11/15/21	12,200	12,890
Express Scripts Holding Co.	3.000%	7/15/23	34,100	33,417
Express Scripts Holding Co.	4.500%	2/25/26	9,800	10,203
Gilead Sciences Inc.	1.850%	9/20/19	28,785	28,605
Gilead Sciences Inc.	2.550%	9/1/20	180,941	181,241
Gilead Sciences Inc.	4.400%	12/1/21	20,510	21,646
Gilead Sciences Inc.	3.700%	4/1/24	32,980	33,959
12 Grupo Bimbo SAB de CV	4.500%	1/25/22	11,180	11,666
HCA Inc.	3.750%	3/15/19	24,108	24,349
HCA Inc.	4.250%	10/15/19	23,157	23,620
HCA Inc.	6.500%	2/15/20	4,880	5,197
HCA Inc.	5.875%	3/15/22	4,880	5,252
Hershey Co.	1.600%	8/21/18	3,060	3,046
12 Hologic Inc.	4.375%	10/15/25	14,000	14,000
JM Smucker Co.	2.200%	12/6/19	29,350	29,170
Kraft Foods Group Inc.	6.125%	8/23/18	14,240	14,522
Kroger Co.	2.950%	11/1/21	30,288	30,313
McCormick & Co. Inc.	2.700%	8/15/22	9,750	9,604
McKesson Corp.	2.284%	3/15/19	34,250	34,175
19 McKesson Corp.	3.125%	2/17/29	12,750	18,176
Mead Johnson Nutrition Co.	3.000%	11/15/20	24,500	24,635
Medtronic Inc.	1.500%	3/15/18	28,725	28,716

27

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Medtronic Inc.	1.375%	4/1/18	11,900	11,890
Medtronic Inc.	2.500%	3/15/20	74,285	74,326
Medtronic Inc.	3.150%	3/15/22	19,500	19,744
Medtronic Inc.	3.625%	3/15/24	7,512	7,708
Merck Sharp & Dohme Corp.	5.000%	6/30/19	7,320	7,590
Mylan Inc.	2.600%	6/24/18	6,830	6,836
Newell Brands Inc.	2.600%	3/29/19	3,286	3,283
Newell Brands Inc.	2.875%	12/1/19	36,585	36,709
Newell Brands Inc.	3.150%	4/1/21	35,503	35,617
Newell Brands Inc.	3.850%	4/1/23	48,760	49,684
Newell Brands Inc.	5.375%	4/1/36	7,395	8,344
PepsiCo Inc.	2.250%	1/7/19	7,900	7,910
PepsiCo Inc.	4.500%	1/15/20	23,505	24,435
PepsiCo Inc.	1.850%	4/30/20	23,350	23,044
12 Pernod Ricard SA	5.750%	4/7/21	4,850	5,258
12 Pernod Ricard SA	4.450%	1/15/22	2,850	2,990
Perrigo Finance Unlimited Co.	3.500%	12/15/21	338	340
Pharmacia LLC	6.500%	12/1/18	8,300	8,568
12 Reckitt Benckiser Treasury Services plc	2.375%	6/24/22	129,050	124,766
12 Reckitt Benckiser Treasury Services plc	2.750%	6/26/24	19,100	18,325
Reynolds American Inc.	2.300%	6/12/18	63,188	63,200
Reynolds American Inc.	8.125%	6/23/19	53,388	57,321
12 Roche Holdings Inc.	2.250%	9/30/19	72,220	72,017
12 Roche Holdings Inc.	1.750%	1/28/22	20,890	20,063
12 Roche Holdings Inc.	3.350%	9/30/24	12,685	12,893
Shire Acquisitions Investments Ireland DAC	1.900%	9/23/19	79,748	78,726
Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	116,260	113,416
Stryker Corp.	2.000%	3/8/19	9,850	9,808
17 Teva Pharmaceutical Finance Netherlands II BV	1.125%	10/15/24	16,700	17,862
Teva Pharmaceutical Finance Netherlands III BV	2.200%	7/21/21	40,435	37,674
The Kroger Co.	6.800%	12/15/18	5,950	6,144
The Kroger Co.	2.000%	1/15/19	14,700	14,667
The Kroger Co.	2.300%	1/15/19	31,250	31,242
The Kroger Co.	6.150%	1/15/20	17,950	19,161
The Kroger Co.	2.600%	2/1/21	39,050	38,809
The Kroger Co.	2.800%	8/1/22	13,900	13,660
The Kroger Co.	3.700%	8/1/27	3,735	3,700
Zimmer Biomet Holdings Inc.	2.700%	4/1/20	59,883	59,704
Energy (4.6%)
Anadarko Petroleum Corp.	8.700%	3/15/19	8,350	8,903
Anadarko Petroleum Corp.	4.850%	3/15/21	27,834	29,300
Andeavor	4.750%	12/15/23	18,500	19,726
Andeavor	4.500%	4/1/48	6,560	6,598
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	3.500%	12/1/22	22,560	22,532
12 Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor
Inc.	2.773%	12/15/22	54,800	54,067
BP Capital Markets plc	1.375%	5/10/18	80,718	80,593
BP Capital Markets plc	2.241%	9/26/18	24,638	24,654
BP Capital Markets plc	4.750%	3/10/19	50,286	51,587
BP Capital Markets plc	1.676%	5/3/19	10,250	10,169
BP Capital Markets plc	2.237%	5/10/19	42,131	42,080
BP Capital Markets plc	2.521%	1/15/20	38,005	38,062
BP Capital Markets plc	2.315%	2/13/20	112,880	112,554
BP Capital Markets plc	4.500%	10/1/20	127,805	134,108
BP Capital Markets plc	4.742%	3/11/21	68,435	72,645
BP Capital Markets plc	2.112%	9/16/21	7,700	7,543
BP Capital Markets plc	3.062%	3/17/22	29,265	29,509
BP Capital Markets plc	3.245%	5/6/22	17,200	17,508
BP Capital Markets plc	2.750%	5/10/23	8,508	8,448
BP Capital Markets plc	3.216%	11/28/23	15,795	15,904
Cenovus Energy Inc.	5.700%	10/15/19	70,591	73,768
Cenovus Energy Inc.	3.000%	8/15/22	14,725	14,467
Chevron Corp.	4.950%	3/3/19	25,050	25,770

28

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Chevron Corp.	2.193%	11/15/19	9,800	9,774
	Chevron Corp.	1.961%	3/3/20	41,685	41,312
	Chevron Corp.	2.427%	6/24/20	21,595	21,592
	Chevron Corp.	2.419%	11/17/20	14,760	14,719
	ConocoPhillips Co.	2.400%	12/15/22	26,020	25,542
	Devon Energy Corp.	4.000%	7/15/21	19,530	20,139
	Dominion Energy Gas Holdings LLC	2.500%	12/15/19	21,500	21,460
	Dominion Energy Gas Holdings LLC	2.800%	11/15/20	11,700	11,702
	Dominion Energy Gas Holdings LLC	3.550%	11/1/23	12,700	12,683
	Enbridge Energy Partners LP	4.375%	10/15/20	975	1,009
4,14	Enbridge Energy Partners LP	5.492%	10/1/77	1,860	1,853
	Encana Corp.	3.900%	11/15/21	6,680	6,821
	Energy Transfer LP	2.500%	6/15/18	19,050	19,065
	Energy Transfer LP	6.700%	7/1/18	40,929	41,610
	Energy Transfer LP	4.150%	10/1/20	39,715	40,800
	Energy Transfer LP	4.650%	6/1/21	13,760	14,365
	Energy Transfer LP	5.200%	2/1/22	14,658	15,588
	Energy Transfer LP	5.300%	4/15/47	13,190	13,322
	Enterprise Products Operating LLC	5.200%	9/1/20	29,415	31,211
	EOG Resources Inc.	5.625%	6/1/19	16,611	17,292
	EOG Resources Inc.	2.450%	4/1/20	11,528	11,498
	EQT Corp.	2.500%	10/1/20	29,300	28,984
	EQT Corp.	3.000%	10/1/22	61,336	60,062
	Hess Corp.	4.300%	4/1/27	5,600	5,629
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	2,050	2,045
	Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,285	5,597
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	12,912	13,928
	Kinder Morgan Energy Partners LP	6.500%	4/1/20	17,870	19,169
	Kinder Morgan Energy Partners LP	5.300%	9/15/20	4,875	5,144
	Kinder Morgan Energy Partners LP	5.000%	8/15/42	2,640	2,729
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	6,935	7,171
	Kinder Morgan Inc.	3.050%	12/1/19	1,760	1,763
	Kinder Morgan Inc.	7.750%	1/15/32	6,485	8,322
	Lukoil International Finance BV	3.416%	4/24/18	4,800	4,800
	Marathon Oil Corp.	2.700%	6/1/20	45,437	45,260
	Marathon Oil Corp.	2.800%	11/1/22	64,610	63,323
	MPLX LP	4.500%	7/15/23	33,060	34,631
	Nabors Industries Inc.	6.150%	2/15/18	5,417	5,422
	Nabors Industries Inc.	5.000%	9/15/20	9,800	9,947
12	Nabors Industries Inc.	5.750%	2/1/25	3,360	3,306
	Occidental Petroleum Corp.	1.500%	2/15/18	50,620	50,613
	ONEOK Partners LP	3.200%	9/15/18	11,720	11,757
	Pioneer Natural Resources Co.	6.875%	5/1/18	12,710	12,849
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.750%	9/1/20	8,167	8,647
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.875%	3/1/22	10,010	10,823
	Regency Energy Partners LP / Regency Energy Finance
	Corp.	5.000%	10/1/22	8,500	9,010
	Sabine Pass Liquefaction LLC	5.625%	2/1/21	68,901	73,380
	Sabine Pass Liquefaction LLC	6.250%	3/15/22	2,318	2,559
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	14,615	16,058
12	Schlumberger Holdings Corp.	2.350%	12/21/18	2,150	2,146
	Shell International Finance BV	1.900%	8/10/18	9,775	9,755
	Shell International Finance BV	1.625%	11/10/18	14,500	14,420
	Shell International Finance BV	2.000%	11/15/18	15,675	15,631
	Shell International Finance BV	1.375%	5/10/19	61,000	60,294
	Shell International Finance BV	1.375%	9/12/19	70,500	69,438
	Shell International Finance BV	4.300%	9/22/19	10,797	11,121
	Shell International Finance BV	2.125%	5/11/20	53,700	53,301
	Shell International Finance BV	2.250%	11/10/20	48,750	48,382
	Shell International Finance BV	1.875%	5/10/21	93,580	91,344
	Shell International Finance BV	1.750%	9/12/21	23,600	22,832
	Shell International Finance BV	3.250%	5/11/25	14,000	14,072

29

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southern Natural Gas Co. LLC / Southern Natural
Issuing Corp.	4.400%	6/15/21	6,395	6,652
Spectra Energy Partners LP	2.950%	9/25/18	9,770	9,807
14 Spectra Energy Partners LP	2.195%	6/5/20	97,570	98,189
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	1,660	2,009
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	8,289	10,762
Total Capital International SA	2.125%	1/10/19	47,850	47,842
Total Capital International SA	2.100%	6/19/19	14,600	14,560
Total Capital SA	2.125%	8/10/18	11,627	11,627
Total Capital SA	4.450%	6/24/20	86,852	90,710
Total Capital SA	4.250%	12/15/21	19,525	20,581
TransCanada PipeLines Ltd.	3.125%	1/15/19	24,385	24,561
14 TransCanada PipeLines Ltd.	1.697%	11/15/19	130,065	130,152
TransCanada PipeLines Ltd.	2.125%	11/15/19	133,475	132,459
TransCanada PipeLines Ltd.	2.500%	8/1/22	1,530	1,502
TransCanada PipeLines Ltd.	4.625%	3/1/34	7,000	7,717
Williams Partners LP	5.250%	3/15/20	4,880	5,131
Williams Partners LP	4.000%	11/15/21	16,585	17,047
Williams Partners LP	3.600%	3/15/22	17,204	17,417
Williams Partners LP	3.350%	8/15/22	4,875	4,876
12 Woodside Finance Ltd.	8.750%	3/1/19	15,850	16,818
Other Industrial (0.4%)
12 CK Hutchison International 17 Ltd.	2.250%	9/29/20	95,155	93,600
12 Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	118,427	125,247
Technology (3.6%)
Apple Inc.	1.300%	2/23/18	14,635	14,631
Apple Inc.	2.100%	5/6/19	48,285	48,205
Apple Inc.	1.550%	2/7/20	19,535	19,232
Apple Inc.	2.000%	5/6/20	25,650	25,424
Apple Inc.	2.250%	2/23/21	100,900	99,804
Apple Inc.	2.850%	5/6/21	37,000	37,227
Apple Inc.	1.550%	8/4/21	9,000	8,664
Apple Inc.	2.150%	2/9/22	24,400	23,823
Apple Inc.	2.500%	2/9/22	117,697	116,559
Apple Inc.	2.400%	1/13/23	73,150	71,353
Apple Inc.	3.000%	2/9/24	9,755	9,720
Apple Inc.	2.850%	5/11/24	48,470	47,794
Applied Materials Inc.	2.625%	10/1/20	23,420	23,476
Baidu Inc.	3.250%	8/6/18	31,200	31,304
Baidu Inc.	2.750%	6/9/19	17,575	17,544
12 Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.375%	1/15/20	96,270	95,149
12 Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.200%	1/15/21	19,515	18,945
12 Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.000%	1/15/22	77,194	75,876
12 Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.650%	1/15/23	34,150	32,528
12 Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	9,620	9,463
CA Inc.	2.875%	8/15/18	2,195	2,196
Cisco Systems Inc.	4.450%	1/15/20	27,210	28,282
Cisco Systems Inc.	2.200%	2/28/21	43,910	43,380
12 Dell International LLC / EMC Corp.	5.450%	6/15/23	52,265	56,061
12 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	3.480%	6/1/19	78,090	78,744
12 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	4.420%	6/15/21	91,206	94,489
DXC Technology Co.	2.875%	3/27/20	13,670	13,665
DXC Technology Co.	4.250%	4/15/24	29,295	30,138
Fidelity National Information Services Inc.	2.000%	4/15/18	4,715	4,715
Fidelity National Information Services Inc.	2.850%	10/15/18	36,474	36,564
12 First Data Corp.	7.000%	12/1/23	29,265	30,801
Hewlett Packard Enterprise Co.	2.850%	10/5/18	45,105	45,197
12 Hewlett Packard Enterprise Co.	2.100%	10/4/19	97,580	96,466
Hewlett Packard Enterprise Co.	3.600%	10/15/20	65,207	66,311
International Business Machines Corp.	2.500%	1/27/22	29,300	28,943
Microsoft Corp.	2.400%	2/6/22	97,675	96,694
Microsoft Corp.	2.875%	2/6/24	87,910	87,666
12 MSCI Inc.	5.250%	11/15/24	50,095	52,099

30

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Oracle Corp.	2.625%	2/15/23	89,920	88,778
	Pitney Bowes Inc.	5.600%	3/15/18	4,880	4,900
	Pitney Bowes Inc.	3.625%	10/1/21	13,165	12,770
	QUALCOMM Inc.	1.850%	5/20/19	34,130	33,885
	QUALCOMM Inc.	2.100%	5/20/20	29,860	29,546
	QUALCOMM Inc.	3.000%	5/20/22	35,611	35,360
	QUALCOMM Inc.	2.600%	1/30/23	62,625	60,382
12	Seagate HDD Cayman	4.250%	3/1/22	11,725	11,901
	Total System Services Inc.	2.375%	6/1/18	36,472	36,483
	Tyco Electronics Group SA	2.375%	12/17/18	14,650	14,616
	Tyco Electronics Group SA	2.350%	8/1/19	18,380	18,288
	Tyco Electronics Group SA	4.875%	1/15/21	2,020	2,131
	Tyco Electronics Group SA	3.500%	2/3/22	15,220	15,658
	Tyco Electronics Group SA	3.450%	8/1/24	9,347	9,453
	Verisk Analytics Inc.	5.800%	5/1/21	12,428	13,444
	Verisk Analytics Inc.	4.125%	9/12/22	25,539	26,471
	VMware Inc.	2.300%	8/21/20	48,790	47,883
	VMware Inc.	2.950%	8/21/22	39,030	37,836
	Xerox Corp.	6.350%	5/15/18	2,575	2,603
	Xerox Corp.	3.625%	3/15/23	29,792	29,543
	Xilinx Inc.	2.125%	3/15/19	19,555	19,471
	Transportation (1.5%)
12	Air Canada	7.750%	4/15/21	56,036	62,900
4,12	Air Canada 2013-1 Class B Pass Through Trust	5.375%	5/15/21	1,420	1,479
12	Air Canada 2013-1 Class C Pass Through Trust	6.625%	5/15/18	1,020	1,032
4,12	Air Canada 2017-1 Class A Pass Through Trust	3.550%	1/15/30	23,000	22,756
4,12	Air Canada 2017-1 Class AA Pass Through Trust	3.300%	1/15/30	40,255	39,434
4,12	Air Canada 2017-1 Class B Pass Through Trust	3.700%	1/15/26	33,275	32,912
12	American Airlines 2013-1 Class C Pass Through Trust	6.125%	7/15/18	16,970	17,156
4	American Airlines 2016-3 Class B Pass Through Trust	3.750%	10/15/25	60,110	59,295
4	American Airlines 2017-2B Class B Pass Through Trust	3.700%	10/15/25	63,415	62,596
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	8,095	8,287
4	Continental Airlines 1999-1 Class B Pass Through Trust	6.795%	2/2/20	155	157
4	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	2,678	2,866
4	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	10/1/22	26,641	28,539
4	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	2,144	2,222
	Continental Airlines 2012-3 Class C Pass Thru
	Certificates	6.125%	4/29/18	66,076	66,484
4,20	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	20,282	22,154
4	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	38,465	43,079
4	Delta Air Lines 2007-1 Class B Pass Through Trust	8.021%	8/10/22	8,055	9,051
4	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	16,663	17,870
4	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	6,223	6,317
4	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	3,041	3,102
4	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	1,685	1,740
	Delta Air Lines Inc.	2.600%	12/4/20	82,945	82,219
	Delta Air Lines Inc.	3.625%	3/15/22	98,819	99,341
12	ERAC USA Finance LLC	2.800%	11/1/18	16,645	16,674
12	ERAC USA Finance LLC	2.350%	10/15/19	39,858	39,559
4,12	Heathrow Funding Ltd.	4.875%	7/15/23	29,550	31,478
12	HPHT Finance 15 Ltd.	2.250%	3/17/18	29,305	29,289
15	Qantas Airways Ltd.	7.500%	6/11/21	15,560	14,102
	Ryder System Inc.	2.500%	3/1/18	8,010	8,010
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.650%	8/1/22	12,017	13,005
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	4,227	4,565
4	Spirit Airlines 2015-1 Pass Through Trust B	4.450%	10/1/25	12,151	12,349
4	Spirit Airlines Pass Through Trust 2017-1B	3.800%	2/15/26	48,790	47,929
4	UAL 2007-1 Pass Through Trust	6.636%	7/2/22	16,541	17,762
4	United Airlines 2016-1 Class B Pass Through Trust	3.650%	1/7/26	33,755	33,167
	United Continental Holdings Inc.	6.375%	6/1/18	6,335	6,408
4	US Airways 2001-1C Pass Through Trust	7.346%	9/20/23	6,600	7,319
					16,944,929

31

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Utilities (4.0%)
	Electric (3.6%)
	Alabama Power Co.	3.375%	10/1/20	21,260	21,707
	American Electric Power Co. Inc.	2.150%	11/13/20	19,515	19,300
	Arizona Public Service Co.	8.750%	3/1/19	29,145	31,009
	Baltimore Gas & Electric Co.	3.500%	11/15/21	9,535	9,762
	Baltimore Gas & Electric Co.	2.800%	8/15/22	3,555	3,517
	Berkshire Hathaway Energy Co.	5.750%	4/1/18	38,425	38,611
	Berkshire Hathaway Energy Co.	2.000%	11/15/18	39,110	38,964
	Berkshire Hathaway Energy Co.	2.400%	2/1/20	17,600	17,541
12	Berkshire Hathaway Energy Co.	2.375%	1/15/21	26,020	25,809
12	Berkshire Hathaway Energy Co.	2.800%	1/15/23	17,160	16,983
12	Cerro del Aguila SA	4.125%	8/16/27	8,100	8,002
	CMS Energy Corp.	6.250%	2/1/20	9,141	9,760
	Commonwealth Edison Co.	5.800%	3/15/18	36,085	36,243
	Commonwealth Edison Co.	2.150%	1/15/19	6,840	6,809
	Commonwealth Edison Co.	4.000%	8/1/20	27,778	28,649
	Connecticut Light & Power Co.	5.500%	2/1/19	11,695	12,033
	Constellation Energy Group Inc.	5.150%	12/1/20	16,530	17,578
	Dominion Energy Inc.	1.875%	1/15/19	33,170	32,944
	Dominion Energy Inc.	5.200%	8/15/19	4,175	4,329
12,14	Dominion Energy Inc.	1.923%	12/1/20	195,160	195,123
	Duke Energy Ohio Inc.	5.450%	4/1/19	5,930	6,129
	Duke Energy Progress LLC	5.300%	1/15/19	12,730	13,084
	Edison International	2.400%	9/15/22	5,375	5,197
12	EDP Finance BV	4.125%	1/15/20	43,878	45,050
12	EDP Finance BV	5.250%	1/14/21	34,852	37,068
12	EDP Finance BV	3.625%	7/15/24	23,905	23,857
	Emera US Finance LP	2.150%	6/15/19	19,105	18,966
	Emera US Finance LP	2.700%	6/15/21	39,324	38,916
12	Enel Finance International NV	2.875%	5/25/22	132,720	131,119
12	Enel Finance International NV	3.625%	5/25/27	4,820	4,699
	Exelon Corp.	2.850%	6/15/20	29,290	29,341
	Exelon Corp.	2.450%	4/15/21	8,638	8,517
	Exelon Corp.	3.497%	6/1/22	7,263	7,304
	Exelon Generation Co. LLC	2.950%	1/15/20	57,215	57,558
	FirstEnergy Corp.	2.850%	7/15/22	73,340	71,936
	FirstEnergy Corp.	4.250%	3/15/23	2,814	2,935
12	FirstEnergy Transmission LLC	4.350%	1/15/25	21,743	22,711
14	Florida Power & Light Co.	1.671%	11/6/20	162,660	162,476
	Fortis Inc.	2.100%	10/4/21	22,465	21,720
	Georgia Power Co.	5.400%	6/1/18	7,815	7,899
	Georgia Power Co.	2.000%	9/8/20	50,060	49,430
	Georgia Power Co.	2.400%	4/1/21	50,514	50,069
12	ITC Holdings Corp.	2.700%	11/15/22	29,250	28,840
	LG&E & KU Energy LLC	3.750%	11/15/20	13,482	13,822
	MidAmerican Energy Co.	5.300%	3/15/18	36,392	36,543
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	2,873	3,038
	National Rural Utilities Cooperative Finance Corp.	1.500%	11/1/19	3,900	3,843
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	27,320	27,169
	Nevada Power Co.	6.500%	5/15/18	32,715	33,116
	Nevada Power Co.	6.500%	8/1/18	9,683	9,876
	Oncor Electric Delivery Co. LLC	6.800%	9/1/18	8,010	8,201
	Oncor Electric Delivery Co. LLC	7.000%	9/1/22	14,364	16,735
	Pacific Gas & Electric Co.	8.250%	10/15/18	26,813	27,939
	Pacific Gas & Electric Co.	3.500%	10/1/20	53,968	54,857
	Pacific Gas & Electric Co.	4.250%	5/15/21	16,350	16,978
	Pacific Gas & Electric Co.	3.250%	9/15/21	40,668	41,067
	PacifiCorp	5.650%	7/15/18	20,566	20,874
	PacifiCorp	5.500%	1/15/19	4,630	4,765
	Pinnacle West Capital Corp.	2.250%	11/30/20	60,500	60,003
	PPL Capital Funding Inc.	1.900%	6/1/18	5,090	5,084
	PPL Capital Funding Inc.	4.200%	6/15/22	2,050	2,136
	PPL Capital Funding Inc.	3.500%	12/1/22	9,215	9,343

32

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Puget Energy Inc.	6.500%	12/15/20	15,190	16,838
Puget Energy Inc.	6.000%	9/1/21	4,135	4,534
Puget Energy Inc.	5.625%	7/15/22	28,065	30,502
South Carolina Electric & Gas Co.	5.250%	11/1/18	4,500	4,591
South Carolina Electric & Gas Co.	6.500%	11/1/18	68,771	70,796
Southern Co.	1.550%	7/1/18	28,865	28,762
Southern Co.	1.850%	7/1/19	72,290	71,628
Southern Co.	2.150%	9/1/19	14,449	14,311
Southern Co.	2.750%	6/15/20	48,140	48,224
Southern Co.	2.350%	7/1/21	76,255	74,824
4 Southern Co.	5.500%	3/15/57	13,665	14,382
Southern Power Co.	1.950%	12/15/19	32,735	32,323
Southwestern Electric Power Co.	5.875%	3/1/18	10,080	10,108
Southwestern Electric Power Co.	6.450%	1/15/19	48,811	50,505
WEC Energy Group Inc.	1.650%	6/15/18	12,395	12,372
Natural Gas (0.4%)
12 Centrica plc	4.000%	10/16/23	31,743	32,194
12 Engie SA	2.875%	10/10/22	7,269	7,209
Sempra Energy	6.150%	6/15/18	23,335	23,675
14 Sempra Energy	1.959%	7/15/19	82,915	82,951
Sempra Energy	2.400%	2/1/20	58,530	58,333
Sempra Energy	2.400%	3/15/20	10,265	10,218
Sempra Energy	2.850%	11/15/20	9,770	9,795
Sempra Energy	2.900%	2/1/23	16,585	16,397
Southern Co. Gas Capital Corp.	2.450%	10/1/23	6,570	6,305
Other Utility (0.0%)
15 DBNGP Finance Co. Pty Ltd.	6.000%	10/11/19	6,190	5,153
15 Energy Partnership Gas Pty Ltd.	4.250%	6/15/20	3,270	2,683
2,554,496
Total Corporate Bonds (Cost $37,280,618)				37,002,989
Sovereign Bonds (8.6%)
AK Transneft OJSC Via TransCapitalInvest Ltd.	8.700%	8/7/18	5,479	5,634
Arab Republic of Egypt	6.125%	1/31/22	4,985	5,277
Argentine Republic	6.250%	4/22/19	15,260	15,809
Argentine Republic	6.875%	4/22/21	23,900	25,453
17 Argentine Republic	3.375%	1/15/23	28,650	35,787
Argentine Republic	6.875%	1/11/48	8,975	8,709
12 Avi Funding Co. Ltd.	2.850%	9/16/20	11,075	10,955
Avi Funding Co. Ltd.	2.850%	9/16/20	8,875	8,778
12 Banco de Costa Rica	5.250%	8/12/18	4,800	4,818
12 Banco do Brasil SA	4.625%	1/15/25	8,000	7,881
Banco Nacional de Desenvolvimento Economico e
Social	6.369%	6/16/18	6,830	6,924
Banco Nacional de Desenvolvimento Economico e
Social	6.500%	6/10/19	48,800	51,050
12 Bank Nederlandse Gemeenten NV	1.125%	5/25/18	65,760	65,602
12 Bank Nederlandse Gemeenten NV	2.125%	12/14/20	50,737	50,168
12 Bank Nederlandse Gemeenten NV	2.500%	1/23/23	2,450	2,413
17 Banque Centrale de Tunisie SA	5.625%	2/17/24	10,740	14,012
12 Banque Ouest Africaine de Developpement	5.500%	5/6/21	6,500	6,851
12 Banque Ouest Africaine de Developpement	5.000%	7/27/27	17,455	18,027
12 Bermuda	5.603%	7/20/20	19,045	20,298
12 Bermuda	4.138%	1/3/23	6,000	6,255
12 Bermuda	4.854%	2/6/24	5,800	6,211
12 BOC Aviation Ltd.	2.375%	9/15/21	14,650	14,151
Caixa Economica Federal	4.500%	10/3/18	11,570	11,657
Caixa Economica Federal	4.250%	5/13/19	14,996	15,165
CCBL Cayman Corp. Ltd.	3.250%	7/28/20	19,500	19,377
12 CDP Financial Inc.	4.400%	11/25/19	21,300	22,023
12 CDP Financial Inc.	3.150%	7/24/24	24,580	24,824
Centrais Eletricas Brasileiras SA	5.750%	10/27/21	7,000	7,224

33

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	4,000	3,993
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	6,100	6,057
12	CNPC General Capital Ltd.	2.750%	5/14/19	9,765	9,749
	CNPC General Capital Ltd.	2.700%	11/25/19	8,000	7,965
	Corp. Andina de Fomento	2.200%	7/18/20	65,526	64,810
	Corp. Andina de Fomento	2.125%	9/27/21	31,495	30,548
	Corp. Andina de Fomento	4.375%	6/15/22	30,472	32,181
	Corp. Financiera de Desarrollo SA	3.250%	7/15/19	2,000	2,010
12	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	4,825	5,066
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	18,415	18,881
12	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	9,896	10,151
	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	9,269	9,159
12	CPPIB Capital Inc.	1.250%	9/20/19	78,037	76,715
12	Dexia Credit Local SA	2.250%	1/30/19	48,775	48,755
12	Dexia Credit Local SA	2.500%	1/25/21	97,550	96,853
12,21	Dexia Credit Local SA	1.875%	9/15/21	9,765	9,459
12	Dexia Credit Local SA	2.375%	9/20/22	5,800	5,662
4	Dominican Republic	7.500%	5/6/21	11,143	12,078
12	Electricite de France SA	2.150%	1/22/19	34,190	34,125
	Emirate of Abu Dhabi	3.125%	10/11/27	72,400	69,431
4,12	ENA Norte Trust	4.950%	4/25/28	1,441	1,501
	Export-Import Bank of China	2.500%	7/31/19	6,395	6,367
	Export-Import Bank of India	2.750%	4/1/20	3,870	3,845
	Export-Import Bank of India	2.750%	8/12/20	5,317	5,276
12	Export-Import Bank of India	3.875%	2/1/28	13,224	13,132
	Export-Import Bank of Korea	2.875%	9/17/18	14,540	14,539
14	Export-Import Bank of Korea	2.162%	5/26/19	11,506	11,520
	Export-Import Bank of Korea	2.375%	8/12/19	14,980	14,878
	Export-Import Bank of Korea	1.500%	10/21/19	56,405	55,105
14	Export-Import Bank of Korea	2.205%	10/21/19	4,510	4,499
	Export-Import Bank of Korea	5.125%	6/29/20	20,000	20,960
	Export-Import Bank of Korea	4.000%	1/29/21	2,000	2,056
	Export-Import Bank of Korea	4.375%	9/15/21	5,460	5,685
	Export-Import Bank of Korea	2.750%	1/25/22	2,500	2,454
14	Export-Import Bank of Korea	2.302%	11/1/22	6,950	6,989
	Export-Import Bank of Korea	3.000%	11/1/22	16,878	16,696
	Federative Republic of Brazil	5.625%	2/21/47	29,575	29,686
	First Abu Dhabi Bank PJSC	3.000%	8/13/19	19,500	19,591
12	Fondo MIVIVIENDA SA	3.375%	4/2/19	19,500	19,622
	Fondo MIVIVIENDA SA	3.375%	4/2/19	4,850	4,890
17	French Republic	0.000%	2/25/18	16,500	20,491
	Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	7,405	7,940
	ICBCIL Finance Co. Ltd.	2.600%	11/13/18	4,800	4,790
14	ICBCIL Finance Co. Ltd.	3.083%	11/13/18	5,276	5,314
12	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	7,900	7,816
	ICBCIL Finance Co. Ltd.	3.250%	3/17/20	5,400	5,384
	ICBCIL Finance Co. Ltd.	3.000%	4/5/20	22,740	22,549
12	Republic of Indonesia	3.700%	1/8/22	3,396	3,468
	Industrial & Commercial Bank of China Ltd.	1.875%	5/23/19	4,800	4,734
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	22,300	22,372
14	Industrial & Commercial Bank of China Ltd.	2.147%	11/8/20	20,000	20,004
	Industrial & Commercial Bank of China Ltd.	2.905%	11/13/20	7,050	6,991
	Industrial & Commercial Bank of China Ltd.	3.538%	11/8/27	2,500	2,431
22	Japan Bank for International Cooperation	1.750%	7/31/18	26,800	26,766
22	Japan Bank for International Cooperation	2.125%	7/21/20	38,055	37,560
14,22	Japan Bank for International Cooperation	2.135%	7/21/20	5,856	5,878
22	Japan Finance Organization for Municipalities	4.000%	1/13/21	9,750	10,073
	KazMunayGas National Co. JSC	9.125%	7/2/18	101,698	104,240
12	KazMunayGas National Co. JSC	3.875%	4/19/22	11,120	11,217
12	Kingdom of Saudi Arabia	2.375%	10/26/21	1,615	1,567
	Kingdom of Saudi Arabia	2.375%	10/26/21	70,315	68,187
	Kingdom of Saudi Arabia	2.875%	3/4/23	49,470	48,360
17	Kingdom of Spain	1.450%	10/31/27	53,100	66,057
	Kingdom of Sweden	1.500%	7/25/19	51,720	51,158

34

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
12	Kommunalbanken AS	1.125%	5/23/18	31,300	31,221
14	Korea Development Bank	2.044%	7/3/19	37,070	37,064
	Korea Development Bank	1.375%	9/12/19	19,715	19,262
	Korea Development Bank	2.500%	3/11/20	4,550	4,496
14	Korea Development Bank	2.288%	9/19/20	10,000	10,012
	Korea Development Bank	4.625%	11/16/21	2,795	2,942
	Korea Gas Corp.	2.875%	7/29/18	4,800	4,799
	Korea National Oil Corp.	2.750%	1/23/19	14,650	14,648
12	Korea Resources Corp.	2.125%	5/2/18	4,675	4,670
12	Korea Southern Power Co. Ltd.	3.000%	1/29/21	19,505	19,394
12	Korea Western Power Co. Ltd.	2.875%	10/10/18	7,800	7,801
	KSA Sukuk Ltd.	2.894%	4/20/22	44,145	43,514
	Majapahit Holding BV	8.000%	8/7/19	35,856	38,514
	Majapahit Holding BV	7.750%	1/20/20	75,330	81,820
	National Savings Bank	8.875%	9/18/18	15,360	15,809
12	Nederlandse Waterschapsbank NV	1.250%	9/9/19	19,725	19,394
	NongHyup Bank	2.625%	11/1/18	4,300	4,295
	North American Development Bank	2.300%	10/10/18	3,675	3,673
	North American Development Bank	2.400%	10/26/22	2,700	2,651
	NTPC Ltd.	4.250%	2/26/26	5,300	5,370
12	OCP SA	5.625%	4/25/24	7,800	8,365
12	Ontario Teachers' Cadillac Fairview Properties Trust	3.125%	3/20/22	54,524	54,354
12	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	6,000	6,016
	Ooredoo International Finance Ltd.	7.875%	6/10/19	18,391	19,604
	Ooredoo Tamweel Ltd.	3.039%	12/3/18	49,560	49,675
12	Perusahaan Penerbit SBSN Indonesia II	4.000%	11/21/18	4,800	4,848
	Perusahaan Penerbit SBSN Indonesia III	4.550%	3/29/26	12,290	12,874
	Petrobras Global Finance BV	3.000%	1/15/19	4,928	4,940
	Petrobras Global Finance BV	4.875%	3/17/20	9,863	10,134
	Petrobras Global Finance BV	8.375%	5/23/21	16,310	18,553
	Petrobras Global Finance BV	6.125%	1/17/22	21,095	22,493
12	Petrobras Global Finance BV	5.299%	1/27/25	36,233	36,505
	Petrobras Global Finance BV	8.750%	5/23/26	1,965	2,368
	Petrobras Global Finance BV	7.375%	1/17/27	19,515	21,564
	Petrobras International Finance Co. SA	5.375%	1/27/21	82,142	85,530
	Petroleos Mexicanos	5.750%	3/1/18	11,700	11,730
	Petroleos Mexicanos	5.500%	2/4/19	55,125	56,612
	Petroleos Mexicanos	8.000%	5/3/19	27,120	28,876
	Petroleos Mexicanos	5.500%	1/21/21	150,285	159,188
12	Petroleos Mexicanos	6.500%	3/13/27	8,580	9,387
12	Petroleos Mexicanos	6.500%	3/13/27	18,480	20,219
	Petronas Capital Ltd.	5.250%	8/12/19	4,430	4,595
	Petronas Capital Ltd.	5.250%	8/12/19	6,150	6,379
	Petronas Global Sukuk Ltd.	2.707%	3/18/20	2,050	2,042
17	Portugal Obrigacoes do Tesouro OT	4.125%	4/14/27	44,000	65,489
12	Province of Alberta	1.750%	8/26/20	149,451	146,233
	Province of Alberta	1.750%	8/26/20	1,300	1,277
	Province of New Brunswick	2.750%	6/15/18	485	486
	Province of Nova Scotia	8.250%	7/30/22	12,785	15,524
	Province of Ontario	1.200%	2/14/18	5,200	5,200
	Province of Ontario	3.000%	7/16/18	15,905	15,946
	Province of Ontario	1.625%	1/18/19	71,920	71,506
	Province of Ontario	2.000%	1/30/19	15,393	15,358
	Province of Ontario	1.250%	6/17/19	24,405	24,040
	Province of Ontario	4.400%	4/14/20	25,595	26,644
	Province of Ontario	1.875%	5/21/20	9,770	9,634
	Province of Quebec	3.500%	7/29/20	4,750	4,861
8	Province of Quebec	1.772%	9/21/20	17,600	17,601
	Province of Quebec	2.750%	8/25/21	16,785	16,818
	Province of Quebec	2.375%	1/31/22	29,123	28,704
4	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	9,962	10,275
4,12	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	3,156	3,254
	Republic of Colombia	7.375%	3/18/19	180,854	190,799
	Republic of Colombia	10.375%	1/28/33	3,721	5,909

35

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 Republic of Colombia	5.000%	6/15/45	11,410	12,049
Republic of Croatia	6.750%	11/5/19	91,795	97,714
Republic of Guatemala	5.750%	6/6/22	14,271	15,233
Republic of Hungary	4.125%	2/19/18	14,310	14,321
Republic of Hungary	4.000%	3/25/19	9,800	9,959
Republic of Hungary	6.250%	1/29/20	114,828	122,585
Republic of Hungary	6.375%	3/29/21	27,433	30,211
Republic of Indonesia	11.625%	3/4/19	9,595	10,521
Republic of Indonesia	4.875%	5/5/21	64,040	67,751
17 Republic of Indonesia	2.875%	7/8/21	10,849	14,562
Republic of Indonesia	3.375%	4/15/23	17,180	17,221
Republic of Indonesia	6.625%	2/17/37	3,440	4,321
Republic of Kazakhstan	3.875%	10/14/24	17,360	17,996
Republic of Korea	7.125%	4/16/19	8,800	9,261
12 Republic of Latvia	2.750%	1/12/20	4,000	4,010
Republic of Lithuania	7.375%	2/11/20	144,433	157,848
Republic of Lithuania	6.125%	3/9/21	42,040	46,111
12 Republic of Lithuania	6.125%	3/9/21	8,205	8,994
17 Republic of Macedonia	2.750%	1/18/25	4,050	5,073
Republic of Panama	5.200%	1/30/20	16,457	17,255
Republic of Panama	9.375%	4/1/29	2,345	3,506
Republic of Poland	6.375%	7/15/19	63,180	66,731
Republic of Poland	5.125%	4/21/21	28,230	30,241
Republic of Poland	5.000%	3/23/22	46,710	50,447
Republic of Romania	6.750%	2/7/22	1,502	1,703
17 Republic of Romania	2.750%	10/29/25	14,635	19,752
Republic of Serbia	5.875%	12/3/18	53,321	54,591
Republic of Serbia	4.875%	2/25/20	22,505	23,219
Slovak Republic	4.375%	5/21/22	3,000	3,209
Republic of Slovenia	4.750%	5/10/18	9,758	9,809
Republic of Slovenia	5.500%	10/26/22	11,740	13,076
Republic of Slovenia	5.850%	5/10/23	2,100	2,394
12 Republic of Slovenia	5.250%	2/18/24	8,600	9,654
23 Republic of Turkey	2.803%	3/26/18	95,610	95,596
Republic of Turkey	6.750%	4/3/18	112,445	113,162
Republic of Turkey	7.000%	3/11/19	39,035	40,595
Republic of Turkey	7.500%	11/7/19	9,750	10,420
Republic of Turkey	7.000%	6/5/20	102,109	109,512
Republic of Turkey	5.625%	3/30/21	38,080	39,889
Republic of Turkey	5.750%	3/22/24	36,585	38,597
Republic of Turkey	4.875%	10/9/26	2,610	2,545
Republic of Turkey	5.750%	5/11/47	17,636	16,710
SABIC Capital II BV	2.625%	10/3/18	9,600	9,601
Sinopec Group Overseas Development 2013 Ltd.	2.500%	10/17/18	9,765	9,752
12 Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	20,200	21,040
Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	4,800	4,749
12 Sinopec Group Overseas Development 2017 Ltd.	2.375%	4/12/20	39,015	38,507
12 Slovak Republic	4.375%	5/21/22	5,500	5,885
14 State Bank of India	2.654%	4/6/20	42,900	43,003
State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	2,234	2,234
State Grid Overseas Investment 2016 Ltd.	2.250%	5/4/20	2,800	2,758
State of Israel	4.000%	6/30/22	22,255	23,237
State of Israel	3.150%	6/30/23	15,800	15,921
State of Israel	2.875%	3/16/26	9,635	9,419
State of Israel	3.250%	1/17/28	36,514	36,237
State of Kuwait	2.750%	3/20/22	42,883	42,273
State of Qatar	6.550%	4/9/19	14,721	15,377
State of Qatar	5.250%	1/20/20	39,600	41,274
Statoil ASA	2.250%	11/8/19	19,500	19,428
Statoil ASA	2.900%	11/8/20	10,000	10,087
Statoil ASA	3.150%	1/23/22	2,000	2,023
Sultanate of Oman	5.375%	3/8/27	6,100	6,111
Svensk Exportkredit AB	1.125%	4/5/18	9,750	9,738
12 Temasek Financial I Ltd.	4.300%	10/25/19	7,250	7,474

36

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
12	Temasek Financial I Ltd.	2.375%	1/23/23	5,000	4,883
	YPF SA	8.875%	12/19/18	6,231	6,517
12	YPF SA	7.000%	12/15/47	5,800	5,481
Total Sovereign Bonds (Cost $5,400,880)					5,404,740
Taxable Municipal Bonds (0.2%)
	California Department of Water Resources Water
	System Revenue (Central Valley Project)	1.871%	12/1/19	255	253
	California GO	5.950%	3/1/18	26,110	26,202
	California GO	6.200%	10/1/19	13,650	14,519
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.107%	7/1/18	5,350	5,354
	George Washington University District of Columbia GO	3.485%	9/15/22	4,800	4,857
	Illinois GO	5.665%	3/1/18	4,490	4,502
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	2.217%	1/1/19	1,850	1,848
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	EGSL	3.220%	2/1/21	11,958	12,006
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	ELL	3.450%	2/1/22	10,352	10,449
	San Jose California Redevelopment Agency Successor
	Agency Tax Allocation	1.898%	8/1/18	21,224	21,195
	San Jose California Redevelopment Agency Successor
	Agency Tax Allocation	2.098%	8/1/19	16,589	16,522
	University of California Revenue	2.054%	5/15/18	3,400	3,404
	University of California Revenue	1.745%	5/15/19	6,250	6,223
Total Taxable Municipal Bonds (Cost $126,992)					127,334
Tax-Exempt Municipal Bonds (0.0%)
	Calhoun County TX Navigation Industrial Development
	Authority Port Revenue (BP plc) VRDO
	(Cost $10,000)	1.230%	2/7/18	10,000	10,000
Convertible Preferred Stocks (0.0%)
10,18	Lehman Brothers Holdings Inc. Pfd. (Cost $28,923)	7.250%		29,160	—

Shares
Temporary Cash Investments (4.4%)
Money Market Fund (0.3%)
24	Vanguard Market Liquidity Fund	1.545%		2,009,039	200,904

				Face
				Amount
($000)
Certificates of Deposit (0.4%)
	Cooperatieve Rabobank UA	1.980%	10/25/19	248,845	246,944

Commercial Paper (3.7%)
12,25	CNH Industrial Capital LLC	2.208%	3/13/18	28,700	28,630
12,25	CNH Industrial Capital LLC	2.485%	4/16/18	24,600	24,475
12,25	CNH Industrial Capital LLC	2.486%	4/23/18	24,390	24,254

37

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

					Face	Market
				Maturity	Amount	Value
			Coupon	Date	($000)	($000)
	Credit Suisse AG		1.829%	3/23/18	7,805	7,787
25	Electricite de France		1.929%	4/10/18	48,775	48,597
25	Enbridge Energy Partners LP		2.516%	4/9/18	46,825	46,606
25	Enbridge Energy Partners LP		2.516%	4/12/18	87,795	87,360
12,25	Enbridge Energy Partners LP		2.577%	4/17/18	97,550	97,031
12,25	Enbridge US Inc.		2.577%	4/19/18	70,250	69,860
12,25	Enbridge US Inc.		2.587%	4/23/18	62,435	62,070
12,25	Enbridge Energy Partners LP		2.587%	4/27/18	48,765	48,466
25	Enbridge Energy Partners LP		2.623%	6/1/18	97,500	96,655
25	Energy Transfer LP		2.637%	3/12/18	471,300	470,046
25	Engie SA		1.937%	11/8/18	46,455	45,757
25	ENTERGY Corp.		1.758%	3/7/18	32,200	32,142
12	ERP Operating LP		2.339%	10/1/18	13,875	13,655
	Florida Power and Light Co.		1.848%	4/27/18	48,755	48,543
	Florida Power and Light Co.		1.849%	4/30/18	24,380	24,268
	Florida Power and Light Co.		1.864%	5/7/18	48,755	48,501
12,25	Ford Motor Credit Co. LLC		2.051%	6/21/18	14,635	14,526
12,25	Ford Motor Credit Co. LLC		2.061%	7/2/18	8,780	8,708
25	Fortive Corp.		2.131%	3/14/18	22,440	22,390
12	JP Morgan Securities LLC		2.344%	1/28/19	216,030	210,988
25	Kansas City Southern		2.104%	2/7/18	10,735	10,732
25	KFW		2.103%	1/17/19	243,830	238,912
12,25	KFW		2.098%	1/18/19	146,280	143,321
12,25	KFW		2.103%	1/22/19	292,550	286,564
25	UBS AG		2.270%	1/11/19	90,725	88,795
12,25	Vodafone Group plc		1.770%	9/4/18	7,679	7,594
						2,357,233
Total Temporary Cash Investments (Cost $2,807,173)						2,805,081
					Notional
					Amount on
		Counterparty			Underlying
			Expiration	Exercise	Swap
			Date	Rate	($000)
Options Purchased (0.0%)
Credit Default Swaptions Purchased (0.0%)
	Call Swaptions on CDX-NA-IG-S29-V1 5-
	Year Index (Cost $98)	JPMC	3/21/18	47.50%	163,700	162
Total Investments (100.1%) (Cost $63,545,399)						63,135,736

					Notional
		Expiration
				Exercise	Amount
		Date
			Contracts	Price	($000)
Liability for Options Written (0.0%)
Written Options on Futures (0.0%)
	Call Options on 10-Year U.S. Treasury
	Note Futures Contracts	2/23/18	431	USD 123.00	53,013	(34)
	Put Options on 10-Year U.S. Treasury
	Note Futures Contracts	2/23/18	4,316	USD 122.50	528,710	(4,653)
	Put Options on 10-Year U.S. Treasury
	Note Futures Contracts	2/23/18	431	USD 121.00	52,151	(128)
Total Options on Futures Written (Premiums Received $1,226) (0.0%)						(4,815)

38

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018
				Notional
				Amount on
				Underlying
		Expiration	Exercise	Swap
	Counterparty	Date	Rate	($000)
Written Swaptions on Credit Default Index (0.0%)
Call Swaptions on CDX-NA-IG-S29-V1 5-
Year Index	BARC	2/21/18	47.50%	196,200	(132)
Call Swaptions on CDX-NA-IG-S29-V1 5-
Year Index	CITNA	3/21/18	47.50%	130,800	(129)
Call Swaptions on CDX-NA-HY-S29-V1
5-Year Index	MSCS	3/21/18	107.50%	65,460	(514)
Call Swaptions on CDX-NA-HY-S29-V1
5-Year Index	JPMC	3/21/18	108.25%	65,485	(220)
Put Swaptions on CDX-NA-IG-S29-V1 5-
Year Index	BARC	2/21/18	47.50%	196,200	(158)
Put Swaptions on CDX-NA-HY-S29-V1 5-
Year Index	MSCS	3/21/18	107.50%	65,460	(381)
Put Swaptions on CDX-NA-IG-S29-V1 5-
Year Index	CITNA	3/21/18	47.50%	130,800	(197)
Total Credit Default Swaptions Written (Premiums Received $1,601)					(1,731)
Total Liability for Options Written (Premiums Received $2,827)					(6,546)
Other Assets and Liabilities—Net (-0.1%)					(74,421)
Net Assets (100%)					63,054,769

1 Securities with a value of $35,164,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
2 Securities with a value of $19,863,000 have been segregated as initial margin for open futures contracts.
3 Securities with a value of $35,945,000 have been segregated as initial margin for open cleared swap contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.
7 Adjustable-rate security based upon 12-month USD LIBOR plus spread.
8 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
9 Interest only security.
10 Security value determined using significant unobservable inputs.
11 Inverse floating rate security whose interest rate is derived by subtracting 1-month USD LIBOR from a given cap.
12 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2018, the aggregate value of these securities was $14,035,800,000, representing 22.3% of net assets.
13 Security made only partial principal and/or interest payments during the period ended January 31, 2018.
14 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
15 Face amount denominated in Australian dollars.
16 Adjustable-rate security based upon 3-month AUD Australian Bank Bill Rate plus spread.
17 Face amount denominated in euro.
18 Non-income-producing security--security in default.
19 Face amount denominated in British pounds.
20 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
21 Guaranteed by multiple countries.
22 Guaranteed by the Government of Japan.
23 Guaranteed by the Republic of Turkey.
24 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
25 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other "accredited investors." At January 31, 2018, the aggregate value of these securities was
$2,003,491,000, representing 3.2% of net assets.
BARC—Barclays Bank plc.
CITNA—Citibank N.A.
GO—General Obligation Bond.

39

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.
REMICS—Real Estate Mortgage Investment Conduits.
USD—U.S. Dollar.
VRDO—Variable Rate Demand Obligation.

40

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (3.9%)
U.S. Government Securities (3.4%)
1	United States Treasury Note/Bond	0.875%	5/15/19	50,000	49,281
	United States Treasury Note/Bond	1.625%	8/15/22	13,000	12,521
	United States Treasury Note/Bond	1.750%	9/30/22	13,000	12,570
1	United States Treasury Note/Bond	1.500%	2/28/23	200,000	190,124
1,2	United States Treasury Note/Bond	1.500%	3/31/23	300,000	284,859
1,2	United States Treasury Note/Bond	1.750%	5/15/23	170,000	163,227
1	United States Treasury Note/Bond	1.625%	5/31/23	31,000	29,561
	United States Treasury Note/Bond	2.000%	8/15/25	79,900	76,154
3	United States Treasury Note/Bond	1.625%	2/15/26	161,000	148,473
	United States Treasury Note/Bond	1.500%	8/15/26	2,015	1,829
	United States Treasury Note/Bond	2.250%	11/15/27	30,000	28,795
					997,394
Nonconventional Mortgage-Backed Securities (0.5%)
4,5	Fannie Mae REMICS	4.000%	5/25/43	32,689	6,899
4,5	Fannie Mae REMICS 2012-138	4.500%	12/25/42	10,633	2,607
4,5	Fannie Mae REMICS	4.000%	3/25/43	25,413	5,427
4,5	Fannie Mae REMICS 2015-22J	6.000%	4/25/45	15,497	3,716
4,5	Fannie Mae REMICS 2015-33	5.000%	6/25/45	26,797	5,460
4,5	Fannie Mae REMICS 2016-2k	5.500%	2/25/46	14,706	3,188
4,5	Fannie Mae REMICS 2016-3D	6.000%	2/25/46	13,351	3,169
4,5	Fannie Mae REMICS 2017-100D	6.000%	12/25/47	17,524	4,144
4,5,6	Fannie Mae REMICS	4.589%	5/25/47	57,209	9,972
4,5	Fannie Mae REMICS 2017-66A	4.500%	9/25/47	19,629	4,284
4,5,6	Fannie Mae REMICS 2017-74C	4.639%	10/25/47	35,008	6,859
4,5	Fannie Mae-Aces 2018-3D	4.000%	2/25/48	24,245	5,460
4,5	Fannie Mae REMICS	4.000%	5/25/45	12,374	2,772
4,5,6	Fannie Mae REMICS	4.489%	3/25/46	39,980	6,589
4,5,7	Freddie Mac Non Gold Pool	3.375%	8/1/32	265	273
4,5,8	Freddie Mac Non Gold Pool	3.643%	9/1/32	139	142
4,5	Freddie Mac REMICS	3.500%	12/15/42	32,423	6,194
4,5	Freddie Mac REMICS	4.000%	10/15/42–12/15/47	28,479	6,396
4,5,6	Freddie Mac REMICS	4.591%	1/15/42–1/15/45	27,682	4,680
4,5,6	Freddie Mac REMICS	4.641%	12/15/47	13,611	2,648
5	Government National Mortgage Assn.	4.000%	3/20/42	21,421	4,427
5	Government National Mortgage Association GNR_13-
	82B	3.500%	7/20/42	22,854	3,822
5,6	Government National Mortgage Assn.	4.089%	8/20/45	23,692	3,717
5	Government National Mortgage Association GNR_15-
	13C	4.500%	1/20/45	14,120	2,962
5	Government National Mortgage Association GNR_15-
	64	4.000%	5/20/45	11,812	2,418
5,6	Government National Mortgage Assn.	4.539%	9/20/46	17,142	3,205
5,6	Government National Mortgage Association GNR_17-
	134E	4.639%	9/20/47	18,830	3,038
5,6	Government National Mortgage Association GNR_17-
	141	4.639%	9/20/47	18,223	3,040
5,6	Government National Mortgage Association GNR_17-
	149	4.639%	10/20/47	11,338	1,846
5,6	Government National Mortgage Association GNR_17-
	153A	4.639%	10/20/47	36,389	6,846
5,6	Government National Mortgage Association GNR_17-
	163	4.639%	11/20/47	11,322	2,408
5,6	Government National Mortgage Association GNR_17-
	167	4.639%	11/20/47	9,303	1,511
5,9	Government National Mortgage Association GNR_17-
	179	4.500%	12/20/47	14,796	3,532
5,9	Government National Mortgage Association GNR_17-
	180	4.000%	12/20/47	14,355	3,449

41

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,6,9,10	Government National Mortgage Association GNR_17-
	189	4.639%	12/20/47	21,740	4,050
5	Government National Mortgage Association GNR_17-
	26k	5.000%	2/20/40	24,044	5,148
5	Government National Mortgage Association GNR_18-
	13	4.500%	1/20/48	24,419	6,017
5,9,11	Government National Mortgage Association GNR_18-
	5A	4.500%	1/20/48	12,408	2,598
5	Government National Mortgage Association GNR_18-
	5B	4.000%	1/20/48	15,921	3,687
5	Government National Mortgage Association GNR_18-
	6F	4.500%	1/20/48	16,343	4,132
162,732
Total U.S. Government and Agency Obligations (Cost $1,212,797)					1,160,126
Asset-Backed/Commercial Mortgage-Backed Securities (18.9%)
5	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	1,545	1,545
5	Ally Auto Receivables Trust 2017-5	2.220%	10/17/22	6,140	6,069
5	Ally Auto Receivables Trust 2018-1	2.350%	6/15/22	18,930	18,894
5	Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	5,050	5,034
5	Ally Master Owner Trust Series 2017-3	2.040%	6/15/22	19,100	18,872
5	American Express Credit Account Master Trust 2017-6	2.040%	5/15/23	36,520	36,076
5,12	American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	3,967	4,042
5,12	American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	1,060	1,096
5,12	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	6,692	6,804
5,12	American Homes 4 Rent 2015-SFR1	3.467%	4/17/52	5,213	5,232
5,12	American Homes 4 Rent 2015-SFR2	3.732%	10/17/45	2,814	2,866
5,12	American Homes 4 Rent 2015-SFR2	4.295%	10/17/45	1,070	1,106
5,12	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	6,402	6,708
5,12	Americold 2010 LLC Trust Series 2010-ARTA	6.811%	1/14/29	3,540	3,827
5	AmeriCredit Automobile Receivables Trust 2013-3	3.000%	7/8/19	2,149	2,149
5	AmeriCredit Automobile Receivables Trust 2013-4	3.310%	10/8/19	2,084	2,087
5	AmeriCredit Automobile Receivables Trust 2013-5	2.290%	11/8/19	355	355
5	AmeriCredit Automobile Receivables Trust 2013-5	2.860%	12/9/19	1,655	1,660
5	AmeriCredit Automobile Receivables Trust 2014-1	2.150%	3/9/20	667	668
5	AmeriCredit Automobile Receivables Trust 2014-2	2.180%	6/8/20	468	468
5	AmeriCredit Automobile Receivables Trust 2015-3	1.540%	3/9/20	3,306	3,304
5	AmeriCredit Automobile Receivables Trust 2015-3	2.080%	9/8/20	2,560	2,560
5	AmeriCredit Automobile Receivables Trust 2015-3	2.730%	3/8/21	4,400	4,415
5	AmeriCredit Automobile Receivables Trust 2015-3	3.340%	8/8/21	3,200	3,240
5	AmeriCredit Automobile Receivables Trust 2016-1	1.810%	10/8/20	5,142	5,139
5	AmeriCredit Automobile Receivables Trust 2016-1	2.890%	1/10/22	4,190	4,216
5	AmeriCredit Automobile Receivables Trust 2016-1	3.590%	2/8/22	2,980	3,031
5	AmeriCredit Automobile Receivables Trust 2016-2	1.600%	11/9/20	6,460	6,448
5	AmeriCredit Automobile Receivables Trust 2016-2	2.210%	5/10/21	2,040	2,034
5	AmeriCredit Automobile Receivables Trust 2016-2	2.870%	11/8/21	1,960	1,970
5	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	3,280	3,320
5	AmeriCredit Automobile Receivables Trust 2016-3	2.710%	9/8/22	3,390	3,359
5	AmeriCredit Automobile Receivables Trust 2016-4	2.410%	7/8/22	7,205	7,116
5	AmeriCredit Automobile Receivables Trust 2017-3	1.690%	12/18/20	61,410	61,257
5,12	AOA 2015-1177 Mortgage Trust	2.957%	12/13/29	1,330	1,323
5,12	Applebee's Funding LLC/IHOP Funding LLC	4.277%	9/5/44	1,257	1,220
5,12	ARI Fleet Lease Trust 2015-A	1.670%	9/15/23	829	823
5,12	ARL Second LLC 2014-1A	2.920%	6/15/44	5,824	5,772
5,12	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	1,482	1,518
5,12	Avis Budget Rental Car Funding AESOP LLC 2013-1A	1.920%	9/20/19	5,480	5,475
5,12	Avis Budget Rental Car Funding AESOP LLC 2013-2A	2.970%	2/20/20	10,300	10,350
5,12	Avis Budget Rental Car Funding AESOP LLC 2015-1A	2.500%	7/20/21	14,310	14,217
5,12	Avis Budget Rental Car Funding AESOP LLC 2015-2A	2.630%	12/20/21	15,725	15,631
5,12	Avis Budget Rental Car Funding AESOP LLC 2016-1A	2.990%	6/20/22	1,540	1,543
5,12	Avis Budget Rental Car Funding AESOP LLC 2017-1A	3.070%	9/20/23	4,220	4,215
5,12	Avis Budget Rental Car Funding AESOP LLC 2017-2A	2.970%	3/20/24	6,370	6,294

42

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,12	BAMLL Commercial Mortgage Securities Trust 2012-
	PARK	2.959%	12/10/30	4,975	4,949
5	Banc of America Commercial Mortgage Trust 2015-
	UBS7	3.429%	9/15/48	3,350	3,402
5	Banc of America Commercial Mortgage Trust 2015-
	UBS7	3.705%	9/15/48	1,806	1,860
5	Banc of America Commercial Mortgage Trust 2015-
	UBS7	4.366%	9/15/48	360	359
5	Banc of America Commercial Mortgage Trust 2017-
	BNK3	3.574%	2/15/50	1,520	1,545
5	BANK 2017 - BNK4	3.625%	5/15/50	10,040	10,245
5	BANK 2017 - BNK5	3.390%	6/15/60	10,480	10,500
5	BANK 2017 - BNK6	3.254%	7/15/60	4,620	4,584
5	BANK 2017 - BNK6	3.518%	7/15/60	5,740	5,804
5	BANK 2017 - BNK7	3.435%	9/15/60	5,490	5,501
5	BANK 2017 - BNK8	3.488%	11/15/50	11,520	11,619
5	BANK 2017 - BNK9	3.538%	11/15/54	18,310	18,511
5	BANK 2018 - BNK10	3.641%	2/15/61	4,430	4,545
5	BANK 2018 - BNK10	3.688%	2/15/61	11,760	12,045
5,12,13	Bank of America Student Loan Trust 2010-1A	2.545%	2/25/43	4,563	4,580
	Bank of Nova Scotia	1.875%	4/26/21	38,080	37,088
12	Bank of Nova Scotia	1.875%	9/20/21	8,390	8,102
5,12	Bank of The West Auto Trust 2014-1	1.650%	3/16/20	6,113	6,112
5	Barclays Dryrock Issuance Trust 2014-3	2.410%	7/15/22	15,800	15,817
5	BENCHMARK 2018-B1 Mortgage Trust	3.602%	1/15/51	2,910	2,982
5	BENCHMARK 2018-B1 Mortgage Trust	3.666%	1/15/51	6,570	6,728
5	BENCHMARK 2018-B1 Mortgage Trust	3.878%	1/15/51	2,350	2,409
5	BENCHMARK 2018-B1 Mortgage Trust	4.059%	1/15/51	6,320	6,489
5	BENCHMARK 2018-B1 Mortgage Trust	4.119%	1/15/51	9,810	9,839
5,6,12	BMW Floorplan Master Owner Trust 2015-1A	2.059%	7/15/20	14,615	14,645
5	BMW Vehicle Lease Trust 2017-2	2.070%	10/20/20	11,120	11,061
5	BMW Vehicle Lease Trust 2017-2	2.190%	3/22/21	3,460	3,431
5	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	8,010	7,978
5,13	Brazos Higher Education Authority Inc. Series 2005-3	1.752%	6/25/26	3,950	3,928
5,13	Brazos Higher Education Authority Inc. Series 2011-1	2.262%	2/25/30	6,988	7,029
5,6	Cabela's Credit Card Master Note Trust 2015-2	2.229%	7/17/23	8,920	9,014
5,12	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	1,188	1,182
5,12	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	1,834	1,807
5,12	California Republic Auto Receivables Trust 2015-4	2.580%	6/15/21	5,910	5,925
5	California Republic Auto Receivables Trust 2016-1	3.430%	2/15/22	8,000	8,042
5	California Republic Auto Receivables Trust 2016-1	4.560%	12/15/22	8,320	8,416
5	California Republic Auto Receivables Trust 2016-2	1.560%	7/15/20	8,414	8,398
5	California Republic Auto Receivables Trust 2016-2	1.830%	12/15/21	2,430	2,404
5	California Republic Auto Receivables Trust 2016-2	2.520%	5/16/22	1,120	1,102
5	California Republic Auto Receivables Trust 2016-2	3.510%	3/15/23	540	532
5,12	Canadian Pacer Auto Receiveable Trust A Series 2017	2.050%	3/19/21	4,910	4,862
5,12	Canadian Pacer Auto Receiveable Trust A Series 2017	2.286%	1/19/22	3,450	3,393
5	Capital Auto Receivables Asset Trust 2013-4	3.220%	5/20/19	653	654
5	Capital Auto Receivables Asset Trust 2014-1	3.390%	7/22/19	747	748
5	Capital Auto Receivables Asset Trust 2014-3	3.940%	4/20/23	2,410	2,432
5	Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	6,544	6,545
5	Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	7,900	7,899
5	Capital Auto Receivables Asset Trust 2015-3	2.430%	9/21/20	2,430	2,431
5	Capital Auto Receivables Asset Trust 2015-3	2.900%	12/21/20	2,700	2,718
5	Capital Auto Receivables Asset Trust 2016-2	3.160%	11/20/23	360	360
5	Capital Auto Receivables Asset Trust 2016-3	1.540%	8/20/20	3,820	3,808
5	Capital Auto Receivables Asset Trust 2016-3	2.350%	9/20/21	1,630	1,618
5	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	900	888
5,12	Capital Auto Receivables Asset Trust 2017-1	2.020%	8/20/21	5,830	5,781
5,12	Capital Auto Receivables Asset Trust 2017-1	2.220%	3/21/22	4,060	4,009
5	Capital One Multi-Asset Execution Trust 2015-A4	2.750%	5/15/25	12,445	12,416
5	Capital One Multi-Asset Execution Trust 2017-A4	1.990%	7/17/23	54,610	53,912
5,6	Capital One Multi-Asset Execution Trust 2017-A5	2.139%	7/15/27	28,740	29,047
5,6,12	CARDS II Trust 2016-1A	2.259%	7/15/21	13,945	13,978

43

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,6,12	CARDS II Trust 2017-2	1.819%	10/17/22	32,080	32,091
5	CarMax Auto Owner Trust 2014-1	1.690%	8/15/19	520	520
5	CarMax Auto Owner Trust 2014-1	1.930%	11/15/19	970	970
5	CarMax Auto Owner Trust 2014-4	1.810%	7/15/20	3,850	3,841
5	CarMax Auto Owner Trust 2015-2	3.040%	11/15/21	2,010	2,019
5	CarMax Auto Owner Trust 2015-3	2.280%	4/15/21	1,945	1,937
5	CarMax Auto Owner Trust 2015-3	2.680%	6/15/21	2,795	2,800
5	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	1,930	1,906
5	CarMax Auto Owner Trust 2016-2	3.250%	11/15/22	2,160	2,165
5	CarMax Auto Owner Trust 2016-3	2.200%	6/15/22	1,930	1,896
5	CarMax Auto Owner Trust 2016-3	2.940%	1/17/23	1,360	1,350
5	CarMax Auto Owner Trust 2017-4	2.110%	10/17/22	6,110	6,059
5	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	3,460	3,411
5	CarMax Auto Owner Trust 2017-4	2.460%	8/15/23	1,640	1,610
5	CarMax Auto Owner Trust 2017-4	2.700%	10/16/23	1,640	1,617
5	CarMax Auto Owner Trust 2018-1	2.230%	5/17/21	14,210	14,200
5	CarMax Auto Owner Trust 2018-1	2.480%	11/15/22	19,230	19,178
5	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	3,040	3,025
5	CarMax Auto Owner Trust 2018-1	2.830%	9/15/23	5,020	4,995
5	CarMax Auto Owner Trust 2018-1	2.950%	11/15/23	1,560	1,552
5	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	17,440	16,609
5	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	13,280	13,533
5	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	4,970	5,020
5	CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	12,360	12,393
5	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	8,100	8,137
5,12	CFCRE Commercial Mortgage Trust 2011-C2	5.754%	12/15/47	5,260	5,734
5	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	4,826	4,763
5,12	Chesapeake Funding II LLC 2016-2A	1.880%	6/15/28	27,537	27,464
5,12	Chrysler Capital Auto Receivables Trust 2014-AA	2.280%	11/15/19	2,150	2,152
5,12	Chrysler Capital Auto Receivables Trust 2014-BA	3.440%	8/16/21	290	293
5,12	Chrysler Capital Auto Receivables Trust 2015-BA	2.260%	10/15/20	7,575	7,579
5,12	Chrysler Capital Auto Receivables Trust 2015-BA	2.700%	12/15/20	2,315	2,318
5,12	Chrysler Capital Auto Receivables Trust 2015-BA	3.260%	4/15/21	3,600	3,629
5,12	Chrysler Capital Auto Receivables Trust 2015-BA	4.170%	1/16/23	5,510	5,604
5,12	Chrysler Capital Auto Receivables Trust 2016-AA	2.880%	2/15/22	2,370	2,375
5,12	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	8,530	8,684
5,12	Chrysler Capital Auto Receivables Trust 2016-BA	1.640%	7/15/21	5,380	5,346
5,12	Chrysler Capital Auto Receivables Trust 2016-BA	1.870%	2/15/22	4,680	4,597
5	Citibank Credit Card Issuance Trust 2018-A1	2.490%	1/20/23	40,470	40,399
5,12	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,017	2,055
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	6,015	6,016
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	2,173	2,182
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	878	904
5	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	1,910	2,029
5	Citigroup Commercial Mortgage Trust 2014-GC19	3.753%	3/10/47	885	911
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	16,273	17,013
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	27,838	28,315
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	9,060	9,393
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	8,949	9,165
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	2,020	2,028
5	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	800	816
5	Citigroup Commercial Mortgage Trust 2014-GC23	4.461%	7/10/47	1,250	1,221
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	4,729	4,741
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	13,083	13,373
5	Citigroup Commercial Mortgage Trust 2014-GC25	4.345%	10/10/47	2,170	2,226
5	Citigroup Commercial Mortgage Trust 2014-GC25	4.530%	10/10/47	3,270	3,207
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	6,418	6,366
5	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	37,530	38,694
5	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	8,697	8,992
5	Citigroup Commercial Mortgage Trust 2015-GC33	4.570%	9/10/58	900	877
5	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	9,456	9,357
5	Citigroup Commercial Mortgage Trust 2016-P4	2.902%	7/10/49	17,560	16,964
5	Citigroup Commercial Mortgage Trust 2017-C4	3.471%	10/12/50	11,970	11,973
5	Citigroup Commercial Mortgage Trust 2017-P8	3.465%	9/15/50	16,470	16,530

44

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Citigroup Commercial Mortgage Trust 2017-P8	4.192%	9/15/50	3,150	3,194
5	Citigroup Commercial Mortgage Trust 2017-P8	4.272%	9/15/50	3,150	3,129
5,12	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	4,852	4,866
5,12	CLI Funding V LLC 2013-1A	2.830%	3/18/28	2,955	2,892
5,6,12	Colony American Homes 2014-1A	2.709%	5/17/31	2,327	2,327
5,6,12	Colony American Homes 2014-1A	2.909%	5/17/31	1,960	1,960
5,6,12	Colony American Homes 2014-2	2.909%	7/17/31	505	505
5,6,12	Colony American Homes 2015-1	3.054%	7/17/32	440	440
5,6,12	Colony American Homes 2015-1A	2.754%	7/17/32	3,687	3,689
5,6,12	Colony Starwood Homes 2016-1A Trust	3.059%	7/17/33	6,639	6,671
5,6,12	Colony Starwood Homes 2016-1A Trust	3.709%	7/17/33	2,970	2,989
5	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,971	2,986
5	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	3,900	3,950
5	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	6,778	6,720
5,12	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	6,160	6,171
5	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	6,899	6,826
5	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	420	417
5	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,919	2,884
5,12	COMM 2013-300P Mortgage Trust	4.353%	8/10/30	12,270	12,943
5	COMM 2013-CCRE10 Mortgage Trust	2.972%	8/10/46	1,633	1,640
5	COMM 2013-CCRE10 Mortgage Trust	3.795%	8/10/46	800	823
5	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	4,876	5,055
5	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	4,757	5,028
5	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,737	1,779
5	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	5,860	6,014
5	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	13,048	13,652
5	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/46	15,127	15,938
5	COMM 2013-CCRE13 Mortgage Trust	4.747%	11/10/46	855	910
5	COMM 2013-CCRE13 Mortgage Trust	4.747%	11/10/46	1,560	1,585
5,12	COMM 2013-CCRE6 Mortgage Trust	3.147%	3/10/46	9,240	9,115
5,12	COMM 2013-CCRE6 Mortgage Trust	3.397%	3/10/46	1,400	1,369
5	COMM 2013-CCRE8 Mortgage Trust	3.334%	6/10/46	1,020	1,028
5	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	8,560	8,783
5	COMM 2013-CCRE9 Mortgage Trust	4.230%	7/10/45	11,658	12,335
5,12	COMM 2013-CCRE9 Mortgage Trust	4.254%	7/10/45	2,780	2,819
5	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	1,656	1,662
5,12	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	1,308	1,343
5	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	585	617
5	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	3,883	3,866
5,12	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	6,702	6,587
5,12	COMM 2014-277P Mortgage Trust	3.611%	8/10/49	18,320	18,746
5	COMM 2014-CCRE14 Mortgage Trust	3.955%	2/10/47	500	522
5	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	4,432	4,685
5	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	1,525	1,533
5	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	4,350	4,565
5	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	1,300	1,355
5	COMM 2014-CCRE17 Mortgage Trust	3.700%	5/10/47	1,010	1,030
5	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	6,335	6,622
5	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	1,290	1,328
5	COMM 2014-CCRE17 Mortgage Trust	4.735%	5/10/47	4,400	4,424
5	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	6,260	6,383
5	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	10,820	11,214
5	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	5,200	5,206
5	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	15,433	15,771
5	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	22,572	22,997
5	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	2,438	2,537
5	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	4,220	4,328
5	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	4,100	4,225
5	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	3,748	3,826
5	COMM 2015-CCRE27 Mortgage Trust	4.472%	10/10/48	1,760	1,760
5	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	13,303	13,248
12	Commonwealth Bank of Australia	2.000%	6/18/19	4,300	4,271
12	Commonwealth Bank of Australia	2.125%	7/22/20	29,495	29,112
5,12	Core Industrial Trust 2015-TEXW	3.077%	2/10/34	5,580	5,565

45

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	CSAIL 2015-C1 Commercial Mortgage Trust	3.505%	4/15/50	4,003	4,063
5	CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	6,650	6,742
5	CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	6,150	6,317
5	CSAIL 2015-C3 Commercial Mortgage Trust	4.358%	8/15/48	2,160	2,147
5	CSAIL 2016-C5 Commercial Mortgage Trust	4.536%	11/15/48	3,620	3,645
5	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	6,280	6,327
5	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	13,760	13,638
5	DBJPM 16-C1 Mortgage Trust	3.351%	5/10/49	1,250	1,174
5	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	9,640	9,608
5,12	Dell Equipment Finance Trust 2017-2	1.970%	2/24/20	9,430	9,400
5,12	Dell Equipment Finance Trust 2017-2	2.190%	10/24/22	5,090	5,048
5,6	Discover Card Execution Note Trust 2017-A5	2.159%	12/15/26	29,260	29,631
5,12	DLL Securitization Trust Series 2017-A	2.140%	12/15/21	5,720	5,662
5,12	DLL Securitization Trust Series 2017-A	2.430%	11/17/25	3,380	3,325
12	DNB Boligkreditt AS	1.450%	3/21/18	3,300	3,296
12	DNB Boligkreditt AS	2.500%	3/28/22	11,200	11,032
5,12	Drive Auto Receivables Trust 2015-AA	3.060%	5/17/21	1,264	1,269
5,12	Drive Auto Receivables Trust 2015-AA	4.120%	7/15/22	2,000	2,030
5,12	Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	2,027	2,030
5,12	Drive Auto Receivables Trust 2015-BA	3.840%	7/15/21	3,600	3,649
5,12	Drive Auto Receivables Trust 2015-CA	3.010%	5/17/21	2,930	2,937
5,12	Drive Auto Receivables Trust 2015-CA	4.200%	9/15/21	5,630	5,725
5,12	Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	6,007	6,036
5,12	Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	9,250	9,496
5,12	Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	3,696	3,725
5,12	Drive Auto Receivables Trust 2016-BA	2.560%	6/15/20	1,586	1,588
5,12	Drive Auto Receivables Trust 2016-BA	3.190%	7/15/22	8,050	8,096
5,12	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	11,330	11,626
5,12	Drive Auto Receivables Trust 2016-C	1.670%	11/15/19	1,137	1,137
5,12	Drive Auto Receivables Trust 2016-C	2.370%	11/16/20	9,500	9,509
5,12	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	10,540	10,761
5	Drive Auto Receivables Trust 2017-1	1.860%	3/16/20	11,210	11,205
5	Drive Auto Receivables Trust 2017-1	3.840%	3/15/23	1,640	1,665
5	Drive Auto Receivables Trust 2017-3	1.650%	8/15/19	12,060	12,055
5	Drive Auto Receivables Trust 2017-3	1.850%	4/15/20	3,460	3,454
5	Drive Auto Receivables Trust 2017-3	2.300%	5/17/21	10,260	10,245
5	Drive Auto Receivables Trust 2017-3	2.800%	7/15/22	13,040	13,046
5,6,12	Edsouth Indenture No 9 LLC 2015-1	2.361%	10/25/56	6,859	6,876
5,12	Enterprise Fleet Financing LLC Series 2015-1	1.740%	9/20/20	17,660	17,641
5,12	Enterprise Fleet Financing LLC Series 2015-2	2.090%	2/22/21	7,190	7,170
5,12	Enterprise Fleet Financing LLC Series 2016-1	2.080%	9/20/21	18,140	18,017
5,12	Enterprise Fleet Financing LLC Series 2016-2	2.040%	2/22/22	2,750	2,716
5,12	Enterprise Fleet Financing LLC Series 2017-3	2.360%	5/20/23	5,910	5,830
5,6,12	Evergreen Credit Card Trust Series 2016-3	2.059%	11/16/20	11,910	11,946
5,6,12	Evergreen Credit Card Trust Series 2017-1	1.819%	10/15/21	25,660	25,574
4,5,6	Fannie Mae Connecticut Avenue Securities 2016-C04	3.011%	1/25/29	1,550	1,564
4,5,6	Fannie Mae Connecticut Avenue Securities 2016-C05	2.911%	1/25/29	822	831
4,5	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	10,268	9,833
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K054	2.745%	1/25/26	5,510	5,395
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K056	2.525%	5/25/26	2,250	2,163
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K057	2.570%	7/25/26	2,000	1,927
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K061	3.347%	11/25/26	9,430	9,608
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K062	3.413%	12/25/26	8,950	9,165
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K068	3.244%	8/25/27	3,610	3,643
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K069	3.187%	9/25/27	18,910	18,883
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K072	3.444%	12/25/27	6,100	6,266

46

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,6	First National Master Note Trust 2017-2	1.999%	10/16/23	9,120	9,130
5,12	Flagship Credit Auto Trust 2016-4	1.960%	2/16/21	6,360	6,344
5	Ford Credit Auto Lease Trust 2015-B	1.920%	3/15/19	5,560	5,560
5	Ford Credit Auto Lease Trust 2016-A	1.850%	7/15/19	17,030	17,029
5	Ford Credit Auto Lease Trust 2017-B	2.030%	12/15/20	14,340	14,246
5	Ford Credit Auto Lease Trust 2017-B	2.170%	2/15/21	7,250	7,206
5,12	Ford Credit Auto Owner Trust 2014-REV1	2.260%	11/15/25	17,458	17,452
5,12	Ford Credit Auto Owner Trust 2014-REV1	2.410%	11/15/25	2,900	2,899
5,12	Ford Credit Auto Owner Trust 2014-REV2	2.310%	4/15/26	10,300	10,288
5,12	Ford Credit Auto Owner Trust 2014-REV2	2.510%	4/15/26	2,160	2,157
5	Ford Credit Auto Owner Trust 2015-C	2.010%	3/15/21	4,670	4,648
5	Ford Credit Auto Owner Trust 2015-C	2.260%	3/15/22	2,085	2,081
5,12	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	26,000	25,925
5	Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	2,430	2,396
5,12	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	13,820	13,672
5,12	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	20,230	19,779
5,12	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	24,010	23,797
5,12	Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	26,970	26,338
5,12	Ford Credit Auto Owner Trust 2017-2	2.600%	3/15/29	4,800	4,677
5,12	Ford Credit Auto Owner Trust 2017-2	2.750%	3/15/29	9,830	9,600
5,12	Ford Credit Auto Owner Trust 2018-REV1	3.190%	7/15/31	22,190	22,105
5,12	Ford Credit Auto Owner Trust 2018-REV1	3.340%	7/15/31	7,010	6,967
5	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.100%	6/15/20	670	670
5	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.290%	6/15/20	720	721
5	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.790%	6/15/20	290	290
5	Ford Credit Floorplan Master Owner Trust A Series
	2014-2	2.310%	2/15/21	900	900
5	Ford Credit Floorplan Master Owner Trust A Series
	2015-5	2.390%	8/15/22	8,480	8,436
5,6	Ford Credit Floorplan Master Owner Trust A Series
	2016-1	2.459%	2/15/21	9,790	9,868
5,6	Ford Credit Floorplan Master Owner Trust A Series
	2016-4	2.089%	7/15/20	14,110	14,138
5	Ford Credit Floorplan Master Owner Trust A Series
	2017-1	2.070%	5/15/22	56,020	55,458
5	Ford Credit Floorplan Master Owner Trust A Series
	2017-2	2.160%	9/15/22	37,850	37,482
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA2	3.761%	10/25/28	1,048	1,066
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA3	2.661%	12/25/28	542	544
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes
	2016-DNA3	3.561%	12/25/28	2,760	2,820
5,12	FRS I LLC 2013-1A	1.800%	4/15/43	336	333
5,12	FRS I LLC 2013-1A	3.080%	4/15/43	5,961	5,907
5	GM Financial Automobile Leasing Trust 2015-2	2.420%	7/22/19	2,600	2,604
5	GM Financial Automobile Leasing Trust 2015-2	2.990%	7/22/19	2,320	2,322
5	GM Financial Automobile Leasing Trust 2015-3	1.690%	3/20/19	4,492	4,490
5	GM Financial Automobile Leasing Trust 2015-3	2.320%	11/20/19	1,310	1,310
5	GM Financial Automobile Leasing Trust 2015-3	2.980%	11/20/19	2,870	2,883
5	GM Financial Automobile Leasing Trust 2015-3	3.480%	8/20/20	2,870	2,884
5	GM Financial Automobile Leasing Trust 2016-1	1.790%	3/20/20	17,520	17,477
5	GM Financial Automobile Leasing Trust 2016-2	2.580%	3/20/20	1,920	1,905
5	GM Financial Automobile Leasing Trust 2017-2	2.180%	6/21/21	5,010	4,980
5	GM Financial Automobile Leasing Trust 2017-3	2.010%	11/20/20	10,470	10,393
5	GM Financial Automobile Leasing Trust 2017-3	2.120%	9/20/21	3,290	3,259
5	GM Financial Automobile Leasing Trust 2017-3	2.400%	9/20/21	4,120	4,063
5	GM Financial Automobile Leasing Trust 2017-3	2.730%	9/20/21	2,240	2,203
5,12	GM Financial Consumer Automobile 2017-3	2.130%	3/16/23	5,350	5,269
5,12	GM Financial Consumer Automobile 2017-3	2.330%	3/16/23	1,640	1,618
5,12	GMF Floorplan Owner Revolving Trust 2015-1	1.650%	5/15/20	12,000	11,994

47

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,12	GMF Floorplan Owner Revolving Trust 2015-1	1.970%	5/15/20	3,770	3,767
5,6,12	GMF Floorplan Owner Revolving Trust 2016-1	2.409%	5/17/21	20,000	20,160
5,12	GMF Floorplan Owner Revolving Trust 2016-1	2.410%	5/17/21	5,290	5,265
5,12	GMF Floorplan Owner Revolving Trust 2016-1	2.850%	5/17/21	3,900	3,830
5,6,12	GMF Floorplan Owner Revolving Trust 2017-1	2.129%	1/18/22	230	231
5,12	GMF Floorplan Owner Revolving Trust 2017-2	2.130%	7/15/22	42,410	41,906
5,12	GMF Floorplan Owner Revolving Trust 2017-2	2.440%	7/15/22	13,200	13,071
5,12	GMF Floorplan Owner Revolving Trust 2017-2	2.630%	7/15/22	7,240	7,127
5,6,12	Golden Credit Card Trust 2015-1A	1.999%	2/15/20	18,520	18,523
5,12	Golden Credit Card Trust 2015-2A	2.020%	4/15/22	13,530	13,373
5,12	Golden Credit Card Trust 2016-5A	1.600%	9/15/21	26,780	26,368
5,12	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	58,610	58,551
5,12	GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	1,000	1,013
5,12	GreatAmerica Leasing Receivables Funding LLC Series
	2015-1	2.020%	6/21/21	1,631	1,624
5,12	GreatAmerica Leasing Receivables Funding LLC Series
	2016-1	1.990%	4/20/22	10,580	10,471
5,12	GS Mortgage Securities Corporation II 2012-BWTR	2.954%	11/5/34	7,625	7,470
5	GS Mortgage Securities Corporation II 2015-GC30	3.382%	5/10/50	4,788	4,819
5,12	GS Mortgage Securities Corporation Trust 2012-
	ALOHA	3.551%	4/10/34	5,430	5,535
5,12	GS Mortgage Securities Trust 2010-C2	5.183%	12/10/43	1,370	1,435
5,12	GS Mortgage Securities Trust 2011-GC3	5.642%	3/10/44	2,650	2,803
5,12	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,025	1,088
5	GS Mortgage Securities Trust 2012-GCJ7	5.698%	5/10/45	2,140	2,245
5	GS Mortgage Securities Trust 2013-GC13	4.057%	7/10/46	185	195
5,12	GS Mortgage Securities Trust 2013-GC13	4.090%	7/10/46	1,210	1,192
5	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	4,128	4,138
5	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	1,550	1,541
5	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	1,542	1,545
5	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	800	823
5	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	6,005	6,214
5	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	105	111
5	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	10,638	11,082
5	GS Mortgage Securities Trust 2014-GC20	4.258%	4/10/47	570	579
5	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	13,475	14,054
5	GS Mortgage Securities Trust 2014-GC24	4.162%	9/10/47	6,520	6,662
5	GS Mortgage Securities Trust 2014-GC24	4.508%	9/10/47	2,610	2,687
5	GS Mortgage Securities Trust 2014-GC24	4.529%	9/10/47	4,615	4,548
5	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	17,870	18,283
5	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	9,200	9,098
5	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	14,490	14,963
5	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	7,670	7,760
5	GS Mortgage Securities Trust 2015-GC34	4.654%	10/10/48	2,610	2,613
12	GTP Acquisition Partners I LLC	3.482%	6/16/25	9,030	9,011
5,12	Hertz Vehicle Financing II LP 2015-1A	2.730%	3/25/21	11,150	11,120
5,12	Hertz Vehicle Financing II LP 2015-3A	2.670%	9/25/21	4,700	4,617
5,12	Hertz Vehicle Financing II LP 2016-2A	2.950%	3/25/22	9,805	9,767
5,12	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	16,350	16,328
5,12	Hertz Vehicle Financing LLC 2016-3A	2.270%	7/25/20	1,650	1,637
5,12	Hertz Vehicle Financing LLC 2016-4A	2.650%	7/25/22	3,290	3,228
5,12	Hertz Vehicle Financing LLC 2017-2A	3.290%	10/25/23	7,564	7,534
5,12	Hertz Vehicle Financing LLC 2017-2A	4.200%	10/25/23	12,380	12,714
5,12	Hertz Vehicle Financing II LP 2018-1A	3.290%	2/25/24	6,790	6,763
5,12	Hertz Vehicle Financing II LP 2018-1A	3.600%	2/25/24	6,110	6,092
5,12	Hertz Vehicle Financing II LP 2018-1A	4.390%	2/25/24	930	925
5,12	Hilton USA Trust 2016-HHV	3.719%	11/5/38	7,780	7,821
5	Honda Auto Receivables 2017-4 Owner Trust	2.050%	11/22/21	20,890	20,775
5	Honda Auto Receivables 2017-4 Owner Trust	2.210%	3/21/24	8,310	8,210
5,12	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	10,910	10,610
5,12	Hudsons Bay Simon JV Trust 2015-HB7	3.914%	8/5/34	4,750	4,745
5,12	Hyundai Auto Lease Securitization Trust 2015-B	2.210%	5/15/20	7,130	7,128
5,12	Hyundai Auto Lease Securitization Trust 2017-B	2.130%	3/15/21	10,930	10,832
5,12	Hyundai Auto Lease Securitization Trust 2017-C	2.120%	2/16/21	17,620	17,514

48

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,12	Hyundai Auto Lease Securitization Trust 2017-C	2.210%	9/15/21	3,470	3,443
5,12	Hyundai Auto Lease Securitization Trust 2017-C	2.460%	7/15/22	3,160	3,126
5	Hyundai Auto Receivables Trust 2014-A	2.020%	8/15/19	1,700	1,701
5	Hyundai Auto Receivables Trust 2014-A	2.530%	7/15/20	1,150	1,152
5	Hyundai Auto Receivables Trust 2014-B	2.100%	11/15/19	2,200	2,199
5	Hyundai Auto Receivables Trust 2015-C	2.150%	11/15/21	1,400	1,395
5	Hyundai Auto Receivables Trust 2015-C	2.550%	11/15/21	3,290	3,292
13	Illinois Student Assistance Commission Series 2010-1	2.795%	4/25/22	1,168	1,172
5,6,12	Invitation Homes 2015-SFR2 Trust	2.906%	6/17/32	2,827	2,829
5,6,12	Invitation Homes 2015-SFR2 Trust	3.206%	6/17/32	1,510	1,510
5,6,12	Invitation Homes 2015-SFR3 Trust	3.309%	8/17/32	1,650	1,650
5,6,12	Invitation Homes 2017-SFR2 Trust	2.406%	12/17/36	14,439	14,453
5,6,12	Invitation Homes 2017-SFR2 Trust	2.706%	12/17/36	4,930	4,952
[5,6,11,12] Invitation Homes 2018-SFR1 Trust		0.000%	3/17/37	9,390	9,390
[5,6,11,12] Invitation Homes 2018-SFR1 Trust		0.000%	3/17/37	2,250	2,250
5,12	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	6,631	6,632
5,12	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	5,759	5,912
5,12	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	122	123
5,12	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	1,239	1,274
5,12	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.662%	11/15/43	2,730	2,827
5,12	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.662%	11/15/43	2,313	2,408
5,12	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	1,457	1,462
5,12	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	7,534	7,853
5,12	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.408%	8/15/46	4,000	4,275
5,12	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-RR1	4.717%	3/16/46	920	956
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	3,921	4,001
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	4,729	4,697
5,12	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	22,630	22,705
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-CIBX	4.271%	6/15/45	1,350	1,403
5,12	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	6,045	6,073
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	4,670	4,637
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	3.994%	1/15/46	323	337
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	4.052%	1/15/46	2,550	2,570
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	1,215	1,246
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.881%	12/15/46	651	671
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.166%	12/15/46	29,810	31,397
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.910%	12/15/46	2,135	2,262
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.975%	12/15/46	960	1,003
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	10,979	10,937

49

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2016-JP4	3.648%	12/15/49	9,670	9,884
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2017-JP6	3.490%	7/15/50	4,100	4,141
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.363%	7/15/45	6,780	6,860
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	5,515	5,678
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.030%	7/15/45	5,000	5,158
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.761%	8/15/46	1,572	1,615
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	4.133%	8/15/46	6,118	6,431
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	2.977%	11/15/45	517	519
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	3.659%	11/15/45	400	410
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.927%	11/15/45	1,750	1,844
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	5.081%	11/15/45	1,340	1,412
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.199%	1/15/47	4,363	4,604
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.079%	2/15/47	14,680	15,403
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.439%	2/15/47	600	631
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.814%	2/15/47	2,500	2,630
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.814%	2/15/47	1,000	1,028
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C19	3.997%	4/15/47	2,910	3,019
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C21	3.493%	8/15/47	5,570	5,604
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C24	3.639%	11/15/47	2,117	2,166
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.231%	1/15/48	13,220	13,074
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.494%	1/15/48	5,120	5,194
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C27	3.179%	2/15/48	9,823	9,774
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.551%	7/15/48	4,640	4,662
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	3.822%	7/15/48	3,450	3,574
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C30	4.226%	7/15/48	2,245	2,341
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C31	3.801%	8/15/48	11,540	11,941
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C32	3.598%	11/15/48	3,783	3,862
5	JPMBB Commercial Mortgage Securities Trust 2015-
	C33	3.770%	12/15/48	7,300	7,538
5	JPMCC Commercial Mortgage Securities Trust 2017-
	JP5	3.723%	3/15/50	11,590	11,914
5	JPMCC Commercial Mortgage Securities Trust 2017-
	JP7	3.454%	9/15/50	8,770	8,823
5	JPMDB Commercial Mortgage Securities Trust 2017-
	C7	3.409%	10/15/50	3,460	3,468
[5,11,12,13] Lanark Master Issuer plc 2018-1A		2.223%	12/22/69	6,800	6,800

50

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,12	Laurel Road Prime Student Loan Trust 2017-C	2.810%	11/25/42	13,420	13,198
5,12	LCCM 2014-909 Mortgage Trust	3.388%	5/15/31	910	920
5,12	Madison Avenue Trust 2013-650M	3.843%	10/12/32	1,245	1,271
[5,6,11,12] Master Credit Card Trust II Series 2018-1A		2.051%	7/22/24	21,490	21,490
5	Mercedes-Benz Auto Lease Trust 2018-A	2.200%	4/15/20	12,820	12,820
5	Mercedes-Benz Auto Lease Trust 2018-A	2.410%	2/16/21	19,250	19,228
5	Mercedes-Benz Auto Lease Trust 2018-A	2.510%	10/16/23	1,920	1,915
5,6,12	Mercedes-Benz Master Owner Trust 2017-B	1.979%	5/16/22	24,430	24,495
5,12	Miramax LLC 2014-1A	3.340%	7/20/26	501	500
5,12	MMAF Equipment Finance LLC 2012-AA	1.980%	6/10/32	1,520	1,520
5,12	MMAF Equipment Finance LLC 2015-AA	2.490%	2/19/36	13,600	13,425
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	8,462	8,500
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	16,040	16,266
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	6,337	6,300
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.082%	7/15/46	1,830	1,793
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.082%	7/15/46	1,244	1,307
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.085%	8/15/46	451	452
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.960%	8/15/46	11,427	11,864
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	4.164%	8/15/46	7,317	7,703
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	3.824%	10/15/46	1,005	1,035
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	4.259%	10/15/46	1,940	2,041
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C13	4.039%	11/15/46	400	418
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	2,470	2,457
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	2,000	1,989
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	12,980	12,962
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.064%	2/15/47	2,300	2,390
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.384%	2/15/47	1,600	1,660
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	3.773%	4/15/47	11,716	12,026
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	4.051%	4/15/47	20,825	21,650
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C15	4.891%	4/15/47	1,140	1,165
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	3.892%	6/15/47	8,646	8,904
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.094%	6/15/47	935	962
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.322%	6/15/47	7,090	7,260
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.755%	6/15/47	2,400	2,407
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	3.741%	8/15/47	28,696	29,400
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	4.011%	8/15/47	1,380	1,400
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C18	3.923%	10/15/47	5,430	5,597

51

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.526%	12/15/47	3,940	3,974
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.249%	2/15/48	12,573	12,491
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C23	3.451%	7/15/50	3,420	3,426
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C24	3.479%	5/15/48	4,300	4,361
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C24	3.732%	5/15/48	770	793
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C25	3.635%	10/15/48	2,938	3,010
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C29	3.325%	5/15/49	700	696
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C29	4.752%	5/15/49	1,090	1,110
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2016-C32	3.720%	12/15/49	19,390	19,763
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2017-C34	3.536%	11/15/52	6,520	6,533
5	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	2,260	2,271
5	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,440	2,465
5,12	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	6,407	6,284
5,12	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	6,370	6,556
5,12	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	2,795	2,823
5,12	Morgan Stanley Capital I Trust 2015-420	3.727%	10/11/50	4,430	4,461
5	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	10,064	10,391
5	Morgan Stanley Capital I Trust 2015-UBS8	4.589%	12/15/48	3,210	3,256
5	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	21,780	20,867
5	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	7,410	7,543
5	Morgan Stanley Capital I Trust 2017-HR2	3.509%	12/15/50	2,800	2,818
5	Morgan Stanley Capital I Trust 2017-HR2	3.587%	12/15/50	11,620	11,736
5,6,12	Motor plc 2017 1A	2.091%	9/25/24	31,470	31,725
5,12	MSBAM Commercial Mortgage Securities Trust 2012-
	CKSV	3.277%	10/15/30	11,190	10,941
12	National Australia Bank Ltd.	2.250%	3/16/21	15,800	15,564
12	National Australia Bank Ltd.	2.400%	12/7/21	25,310	24,869
5,6,12	Navient Student Loan Trust 2016-2	2.611%	6/25/65	2,420	2,452
5,6,12	Navient Student Loan Trust 2016-3	2.411%	6/25/65	2,050	2,070
5,6,12	Navient Student Loan Trust 2016-6A	2.311%	3/25/66	12,400	12,525
5,6,12	Navient Student Loan Trust 2017-4A	2.061%	9/27/66	8,390	8,409
5,6,12	Navient Student Loan Trust 2017-A	1.959%	12/16/58	8,104	8,114
5,12	Navient Student Loan Trust 2017-A	2.880%	12/16/58	8,940	8,857
[5,6,11,12] Navient Student Loan Trust 2018-1		1.751%	3/25/67	6,470	6,470
[5,6,11,12] Navient Student Loan Trust 2018-1		1.911%	3/25/67	7,890	7,890
[5,6,11,12] Navient Student Loan Trust 2018-1		2.281%	3/25/67	9,750	9,750
5,6,12	Navistar Financial Dealer Note Master Trust II 2016-1A	2.911%	9/27/21	15,350	15,448
6	New Mexico Educational Assistance Foundation 2013-1	2.264%	1/2/25	3,009	3,004
5,12	NextGear Floorplan Master Owner Trust 2016-1A	2.740%	4/15/21	6,720	6,713
5	Nissan Auto Lease Trust 2017-A	1.910%	4/15/20	24,810	24,685
5	Nissan Auto Lease Trust 2017-A	2.040%	9/15/22	8,960	8,897
5	Nissan Auto Lease Trust 2017-B	2.050%	9/15/20	18,990	18,889
5	Nissan Auto Lease Trust 2017-B	2.170%	12/15/21	5,300	5,258
5	Nissan Auto Receivables 2017-C Owner Trust	2.120%	4/18/22	19,280	19,159
5	Nissan Auto Receivables 2017-C Owner Trust	2.280%	2/15/24	10,870	10,722
5,6	Nissan Master Owner Trust Receivables Series 2017-C	1.879%	10/17/22	49,920	50,024
13	North Carolina State Education Assistance Authority
	2011-1	2.645%	1/26/26	52	52
5,12	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	121	125
5,12	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	8,980	8,844
5,6,12	Pepper Residential Securities Trust 2017A-A1UA	2.654%	3/10/58	7,572	7,580

52

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,6,12	Pepper Residential Securities Trust 2018A-A1UA	2.504%	3/12/47	1,652	1,651
5,6,12	Pepper Residential Securities Trust 2019A-A1U1	1.904%	10/12/18	13,610	13,544
5,12	PFS Financing Corp 2017-B	2.220%	7/15/22	15,980	15,716
5,6,12	PFS Financing Corp. 2015-AA	2.179%	4/15/20	3,500	3,502
5,6,12	PFS Financing Corp. 2017-C	2.029%	10/15/21	16,560	16,565
5,12	PFS Financing Corp. 2017-D	2.400%	10/17/22	17,210	17,030
5,6,12	PHEAA Student Loan Trust 2016-2A	2.511%	11/25/65	14,367	14,404
5,12	Progress Residential 2015-SFR2 Trust	2.740%	6/12/32	2,461	2,444
5,12	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	9,320	9,293
5,12	Progress Residential 2015-SFR3 Trust	3.733%	11/12/32	3,460	3,498
5,12	Progress Residential 2017-SFR2 Trust	2.897%	12/17/34	7,770	7,623
5,12	Progress Residential 2017-SFR2 Trust	3.196%	12/17/34	2,020	1,979
5,12,13	Resimac Premier Series 2014-1A	2.249%	12/12/45	1,748	1,741
5,6,12	Resimac Premier Series 2016-1A	2.944%	10/10/47	23,674	23,777
	Royal Bank of Canada	2.200%	9/23/19	2,573	2,570
	Royal Bank of Canada	2.100%	10/14/20	1,090	1,074
5	Royal Bank of Canada	1.875%	2/5/21	4,800	4,731
	Royal Bank of Canada	2.300%	3/22/21	5,540	5,488
5	Santander Drive Auto Receivables Trust 2015-3	3.490%	5/17/21	5,160	5,228
5	Santander Drive Auto Receivables Trust 2015-4	2.260%	6/15/20	3,624	3,626
5	Santander Drive Auto Receivables Trust 2015-4	2.970%	3/15/21	9,420	9,471
5	Santander Drive Auto Receivables Trust 2016-1	2.470%	12/15/20	9,610	9,624
5	Santander Drive Auto Receivables Trust 2016-2	2.080%	2/16/21	2,450	2,449
5	Santander Drive Auto Receivables Trust 2016-2	2.660%	11/15/21	1,610	1,612
5	Santander Drive Auto Receivables Trust 2016-2	3.390%	4/15/22	1,440	1,450
5	Santander Drive Auto Receivables Trust 2016-3	1.890%	6/15/21	8,060	8,032
5	Santander Drive Auto Receivables Trust 2016-3	2.460%	3/15/22	9,330	9,299
5	Santander Drive Auto Receivables Trust 2017-3	1.870%	6/15/21	7,990	7,948
5	Santander Drive Auto Receivables Trust 2017-3	2.760%	12/15/22	3,980	3,951
5	Santander Drive Auto Receivables Trust 2018-1	2.100%	11/16/20	17,330	17,330
5	Santander Drive Auto Receivables Trust 2018-1	2.320%	8/16/21	4,720	4,716
5	Santander Drive Auto Receivables Trust 2018-1	2.630%	7/15/22	10,780	10,765
5	Santander Drive Auto Receivables Trust 2018-1	2.960%	3/15/24	9,410	9,386
5	Santander Drive Auto Receivables Trust 2018-1	3.320%	3/15/24	4,110	4,093
5,12	Santander Retail Auto Lease Trust 2017-A	2.370%	1/20/22	3,460	3,435
5,12	Santander Retail Auto Lease Trust 2017-A	2.680%	1/20/22	2,750	2,725
12	SBA Tower Trust	3.156%	10/8/20	3,970	3,967
5,12	Securitized Term Auto Receivables Trust 2016-1A	1.524%	3/25/20	5,850	5,827
5,12	Securitized Term Auto Receivables Trust 2016-1A	1.794%	2/25/21	5,460	5,371
5,12	Securitized Term Auto Receivables Trust 2017-2A	2.289%	3/25/22	6,400	6,249
5,12	SLM Private Education Loan Trust 2011-A	4.370%	4/17/28	644	649
5,12	SLM Private Education Loan Trust 2011-B	3.740%	2/15/29	5,284	5,333
5,12	SLM Private Education Loan Trust 2011-C	4.540%	10/17/44	2,777	2,835
5,12	SLM Private Education Loan Trust 2012-B	3.480%	10/15/30	787	790
5,6,12	SLM Private Education Loan Trust 2013-A	2.609%	5/17/27	3,549	3,568
5,12	SLM Private Education Loan Trust 2013-A	2.500%	3/15/47	1,800	1,786
5,12	SLM Private Education Loan Trust 2013-B	1.850%	6/17/30	2,446	2,433
5,12	SLM Private Education Loan Trust 2013-B	3.000%	5/16/44	3,000	2,962
5,12	SLM Private Education Loan Trust 2013-C	3.500%	6/15/44	2,000	2,016
5,12	SLM Private Education Loan Trust 2014-A	2.590%	1/15/26	647	649
5,12	SLM Private Education Loan Trust 2014-A	3.500%	11/15/44	800	799
5,13	SLM Student Loan Trust 2005-5	1.845%	4/25/25	351	351
5	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	1,830	1,795
5,12	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	6,210	6,091
5,6,12	SMB Private Education Loan Trust 2016-B	3.009%	2/17/32	4,480	4,612
5,6,12	SMB Private Education Loan Trust 2016-C	2.659%	9/15/34	5,600	5,690
5,6,12	SMB Private Education Loan Trust 2017-A	2.459%	9/15/34	8,230	8,331
5,12	SMB Private Education Loan Trust 2017-B	2.820%	10/15/35	9,810	9,693
5,12	SoFi Professional Loan Program 2016-B LLC	2.740%	10/25/32	4,300	4,237
5,12	SoFi Professional Loan Program 2016-C LLC	2.360%	12/27/32	2,235	2,183
5,12	SoFi Professional Loan Program 2016-D LLC	2.340%	4/25/33	2,340	2,277
5,6,12	SoFi Professional Loan Program 2016-D LLC	2.511%	1/25/39	1,906	1,924
5,12	SoFi Professional Loan Program 2017-A LLC	2.400%	3/26/40	1,280	1,253
5,12	SoFi Professional Loan Program 2017-B LLC	2.740%	5/25/40	7,170	7,034

53

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,6,12	SoFi Professional Loan Program 2017-C LLC	2.161%	7/25/40	1,662	1,661
5,12	SoFi Professional Loan Program 2017-D LLC	2.650%	9/25/40	5,700	5,588
5,12	SoFi Professional Loan Program 2017-E LLC	1.860%	11/26/40	20,003	19,842
5,12	SoFi Professional Loan Program 2017-E LLC	2.720%	11/26/40	5,080	5,005
5,12	SoFi Professional Loan Program 2017-F LLC	2.050%	1/25/41	17,071	16,997
5,12	SoFi Professional Loan Program 2017-F LLC	2.840%	1/25/41	6,120	6,050
5,12	SoFi Professional Loan Program 2018-A LLC	2.390%	2/25/42	14,340	14,348
5,12	SoFi Professional Loan Program 2018-A LLC	2.950%	2/25/42	5,660	5,613
12	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	2,000	1,995
12	Stadshypotek AB	1.250%	5/23/18	1,930	1,924
12	Stadshypotek AB	1.875%	10/2/19	18,380	18,187
12	Stadshypotek AB	1.750%	4/9/20	3,689	3,619
12	Stadshypotek AB	2.500%	4/5/22	16,050	15,809
5	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	3,690	3,678
5	Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	10,400	10,395
5	Synchrony Credit Card Master Note Trust 2015-4	2.380%	9/15/23	20,127	19,983
5	Synchrony Credit Card Master Note Trust 2016-1	2.390%	3/15/22	21,070	21,054
5	Synchrony Credit Card Master Note Trust 2016-2	2.950%	5/15/24	5,300	5,246
5	Synchrony Credit Card Master Note Trust 2016-3	1.580%	9/15/22	5,710	5,637
5	Synchrony Credit Card Master Note Trust 2016-3	1.910%	9/15/22	9,890	9,791
5	Synchrony Credit Card Master Note Trust 2017-2	2.620%	10/15/25	15,680	15,494
5	Synchrony Credit Card Master Note Trust 2017-2	2.820%	10/15/25	4,770	4,686
5	Synchrony Credit Card Master Note Trust 2017-2	3.010%	10/15/25	6,390	6,275
5	Synchrony Credit Card Master Note Trust Series 2012-2	2.220%	1/15/22	30,000	30,032
5,12	Taco Bell Funding LLC 2016-1A	4.377%	5/25/46	3,654	3,774
5,12	Taco Bell Funding LLC 2016-1A	4.970%	5/25/46	5,846	6,126
5,12	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	2,800	2,810
12	Toronto-Dominion Bank	2.250%	3/15/21	1,700	1,674
5	Toyota Auto Receivables 2017-D Owner Trust	2.120%	2/15/23	6,970	6,879
5	Toyota Auto Receivables 2018-A Owner Trust	2.350%	5/16/22	24,140	24,095
5	Toyota Auto Receivables 2018-A Owner Trust	2.520%	5/15/23	5,540	5,522
5,12	Trafigura Securitisation Finance plc 2017-1A	2.470%	12/15/20	43,600	42,956
5,6,12	Trillium Credit Card Trust II 2016-1A	2.281%	5/26/21	53,860	53,961
5,12	Trip Rail Master Funding LLC 2017-1A	2.709%	8/15/47	3,164	3,136
5	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,200	1,239
5	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	7,460	7,598
5,12	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	6,673	6,634
5	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	5,703	5,645
5	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	3,970	3,988
5	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	1,160	1,166
5,12	Verizon Owner Trust 2016-2A	1.680%	5/20/21	30,310	30,053
5,12	Verizon Owner Trust 2017-2A	1.920%	12/20/21	45,090	44,653
5,12	Verizon Owner Trust 2017-3	2.060%	4/20/22	15,460	15,299
5,12	Verizon Owner Trust 2017-3	2.380%	4/20/22	8,950	8,837
5,12	Verizon Owner Trust 2017-3	2.530%	4/20/22	9,610	9,482
5,12	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	9,070	9,043
5,12	VNDO 2013-PENN Mortgage Trust	3.808%	12/13/29	1,100	1,124
5,12	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	650	662
5,12	VNDO 2013-PENN Mortgage Trust	3.947%	12/13/29	490	496
5,12	Volvo Financial Equipment LLC Series 2015-1A	1.910%	1/15/20	3,105	3,100
5,12	Volvo Financial Equipment LLC Series 2016-1A	1.890%	9/15/20	3,450	3,417
5,6,12	Volvo Financial Equipment Master Owner Trust 2017-A	2.059%	11/15/22	4,880	4,891
5	Wells Fargo Commercial Mortgage Trust 2016-C37	3.525%	12/15/49	1,390	1,404
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	6,384	6,341
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	7,210	7,254
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	954	984
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	7,883	8,286
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.548%	8/15/50	11,500	11,631
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	8,920	9,222
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	700	710
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.322%	8/15/50	2,400	2,473
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.458%	8/15/50	1,450	1,455
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	1,470	1,483

54

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	29,385	29,197
5	Wells Fargo Commercial Mortgage Trust 2015-C27	3.451%	2/15/48	8,822	8,921
5	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	16,385	16,763
5	Wells Fargo Commercial Mortgage Trust 2015-C29	4.225%	6/15/48	2,310	2,272
5	Wells Fargo Commercial Mortgage Trust 2015-C30	3.411%	9/15/58	7,300	7,363
5	Wells Fargo Commercial Mortgage Trust 2015-C30	3.664%	9/15/58	4,380	4,490
5	Wells Fargo Commercial Mortgage Trust 2015-C30	4.067%	9/15/58	2,250	2,320
5	Wells Fargo Commercial Mortgage Trust 2015-C30	4.497%	9/15/58	2,740	2,742
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	5,269	5,462
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	2,045	2,127
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.542%	9/15/58	5,225	5,120
5	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	22,686	23,390
5	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	5,750	5,843
5	Wells Fargo Commercial Mortgage Trust 2016-C37	3.794%	12/15/49	7,730	7,981
5	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	13,750	13,757
5	Wells Fargo Commercial Mortgage Trust 2017-C39	3.157%	9/15/50	1,400	1,375
5	Wells Fargo Commercial Mortgage Trust 2017-C39	3.418%	9/15/50	24,600	24,640
5	Wells Fargo Commercial Mortgage Trust 2017-C40	3.581%	10/15/50	15,120	15,341
5	Wells Fargo Commercial Mortgage Trust 2017-C41	3.472%	11/15/50	10,700	10,742
5	Wells Fargo Commercial Mortgage Trust 2017-C42	3.589%	12/15/50	19,720	19,987
5	Wells Fargo Commercial Mortgage Trust 2017-RC1	3.631%	1/15/60	5,830	5,929
5,6	Wells Fargo Dealer Floorplan Master Note Trust Series 2015-2	2.211%	1/20/22	19,025	19,148
5,12	Wendys Funding LLC 2015-1A	3.371%	6/15/45	—	—
5,12	Wendys Funding LLC 2015-1A	4.080%	6/15/45	2,708	2,764
5,12	Wendys Funding LLC 2015-1A	4.497%	6/15/45	2,258	2,339
5,12	Wendys Funding LLC 2018-1	3.573%	3/15/48	3,200	3,191
5,12	Wendys Funding LLC 2018-1	3.884%	3/15/48	4,810	4,833
12	Westpac Banking Corp.	1.850%	11/26/18	6,285	6,275
12	Westpac Banking Corp.	2.000%	3/3/20	13,770	13,589
12	Westpac Banking Corp.	2.250%	11/9/20	7,430	7,327
12	Westpac Banking Corp.	2.100%	2/25/21	1,860	1,823
5,12	WFLD 2014-MONT Mortgage Trust	3.755%	8/10/31	4,640	4,696
5,12	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	6,202	6,431
5	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	5,280	5,237
5	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	6,130	6,232
5	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	4,170	4,268
5	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	3,789	3,794
5	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	11,371	11,306
5	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,870	2,861
5	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,220	2,199
5	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	2,133	2,186
5	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	6,044	6,358
5	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	357	364
5	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	2,116	2,172
5	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	7,778	8,195
5	WFRBS Commercial Mortgage Trust 2013-C18	4.659%	12/15/46	1,085	1,149
5	WFRBS Commercial Mortgage Trust 2014-C19	3.829%	3/15/47	2,130	2,182
5	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	10,595	11,116
5	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	14,675	15,322
5	WFRBS Commercial Mortgage Trust 2014-C20	4.378%	5/15/47	2,410	2,449
5	WFRBS Commercial Mortgage Trust 2014-C20	4.513%	5/15/47	1,410	1,389
5	WFRBS Commercial Mortgage Trust 2014-C21	3.410%	8/15/47	1,520	1,538
5	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	13,235	13,583
5	WFRBS Commercial Mortgage Trust 2014-C21	3.891%	8/15/47	700	701
5	WFRBS Commercial Mortgage Trust 2014-C21	4.234%	8/15/47	2,410	2,349
5	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	4,167	4,334
5	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	14,179	14,480
5	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	920	949
5	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	13,996	14,640
5	World Omni Auto Receivables Trust 2018-A	2.730%	2/15/24	7,680	7,677
5	World Omni Auto Receivables Trust 2018-A	2.890%	4/15/25	3,820	3,818
5	World Omni Auto Receivables Trust 2016-A	1.770%	9/15/21	12,000	11,940

55

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	World Omni Auto Receivables Trust 2016-B	1.300%	2/15/22	5,630	5,567
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $5,610,008)					5,562,290
Corporate Bonds (68.6%)
Finance (32.2%)
	Banking (21.7%)
12	ABN AMRO Bank NV	2.500%	10/30/18	27,285	27,316
	American Express Co.	3.000%	10/30/24	41,835	41,074
	American Express Credit Corp.	1.700%	10/30/19	4,669	4,605
	American Express Credit Corp.	2.200%	3/3/20	19,825	19,684
	American Express Credit Corp.	2.250%	5/5/21	7,448	7,314
	American Express Credit Corp.	2.700%	3/3/22	28,365	28,142
	Australia & New Zealand Banking Group Ltd.	2.250%	11/9/20	64,060	63,273
	Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	15,852	15,596
	Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	37,230	36,377
12	Australia & New Zealand Banking Group Ltd.	4.500%	3/19/24	8,270	8,558
12	Banco de Credito del Peru	4.250%	4/1/23	5,000	5,217
5	Bank of America Corp.	2.369%	7/21/21	5,480	5,428
5	Bank of America Corp.	2.328%	10/1/21	16,865	16,665
	Bank of America Corp.	3.300%	1/11/23	12,677	12,783
5	Bank of America Corp.	3.124%	1/20/23	28,235	28,316
5,12	Bank of America Corp.	3.004%	12/20/23	45,150	44,693
	Bank of America Corp.	4.125%	1/22/24	33,430	34,884
5	Bank of America Corp.	3.093%	10/1/25	72,895	71,469
5	Bank of America Corp.	3.366%	1/23/26	64,555	64,447
	Bank of America Corp.	4.450%	3/3/26	8,900	9,337
5	Bank of America Corp.	3.824%	1/20/28	59,340	60,168
5	Bank of America Corp.	3.593%	7/21/28	4,380	4,378
5,12	Bank of America Corp.	3.419%	12/20/28	10,529	10,354
	Bank of New York Mellon Corp.	2.600%	8/17/20	3,017	3,020
	Bank of New York Mellon Corp.	4.150%	2/1/21	17,664	18,396
	Bank of New York Mellon Corp.	2.050%	5/3/21	10,780	10,533
	Bank of New York Mellon Corp.	3.550%	9/23/21	16,040	16,427
	Bank of New York Mellon Corp.	3.650%	2/4/24	17,000	17,451
	Bank of New York Mellon Corp.	3.400%	5/15/24	20,200	20,486
	Bank of New York Mellon Corp.	3.250%	9/11/24	11,142	11,177
	Bank of New York Mellon Corp.	3.000%	2/24/25	15,800	15,572
	Bank of New York Mellon Corp.	2.800%	5/4/26	8,115	7,767
5	Bank of New York Mellon Corp.	3.442%	2/7/28	29,200	29,204
	Bank of New York Mellon Corp.	3.000%	10/30/28	7,000	6,628
	Bank of Nova Scotia	4.375%	1/13/21	7,990	8,355
	Bank of Nova Scotia	2.700%	3/7/22	6,375	6,305
12	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/5/20	11,110	11,053
12	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	31,431	31,208
12	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	18,410	18,399
12	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	23,830	23,539
12	Banque Federative du Credit Mutuel SA	2.700%	7/20/22	50,685	49,605
	BB&T Corp.	5.250%	11/1/19	12,000	12,528
	BB&T Corp.	3.950%	3/22/22	4,400	4,545
	BNP Paribas SA	3.250%	3/3/23	6,235	6,274
12	BNP Paribas SA	3.375%	1/9/25	51,970	51,280
14,15	BPCE SA	3.085%	4/24/20	7,260	5,921
14	BPCE SA	3.500%	4/24/20	19,800	16,189
	BPCE SA	4.000%	4/15/24	5,090	5,278
12	BPCE SA	3.250%	1/11/28	20,000	19,386
	Branch Banking & Trust Co.	2.850%	4/1/21	10,425	10,455
	Branch Banking & Trust Co.	2.625%	1/15/22	35,175	34,905
	Branch Banking & Trust Co.	3.625%	9/16/25	22,495	22,814
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	3,225	3,166
	Capital One Financial Corp.	2.450%	4/24/19	2,450	2,448
	Capital One Financial Corp.	3.050%	3/9/22	12,715	12,645
	Capital One Financial Corp.	3.200%	2/5/25	2,650	2,578
	Capital One Financial Corp.	3.750%	7/28/26	20,000	19,432

56

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Capital One NA	1.500%	3/22/18	7,000	6,997
	Citigroup Inc.	3.375%	3/1/23	16,000	16,073
5	Citigroup Inc.	2.876%	7/24/23	35,700	35,124
	Citigroup Inc.	3.875%	10/25/23	28,736	29,597
	Citigroup Inc.	3.200%	10/21/26	44,200	43,080
12	Commonwealth Bank of Australia	5.000%	10/15/19	2,702	2,805
	Commonwealth Bank of Australia	2.300%	3/12/20	3,000	2,975
12	Commonwealth Bank of Australia	5.000%	3/19/20	11,560	12,101
	Commonwealth Bank of Australia	2.400%	11/2/20	11,075	10,969
12	Commonwealth Bank of Australia	2.000%	9/6/21	6,480	6,269
12	Commonwealth Bank of Australia	2.750%	3/10/22	22,040	21,849
12	Commonwealth Bank of Australia	2.500%	9/18/22	33,880	32,987
14,15	Commonwealth Bank of Australia	3.650%	11/5/24	7,200	5,909
12	Commonwealth Bank of Australia	4.500%	12/9/25	30,255	31,182
12	Commonwealth Bank of Australia	3.150%	9/19/27	36,935	35,504
	Cooperatieve Rabobank UA	2.250%	1/14/20	15,590	15,515
	Cooperatieve Rabobank UA	2.500%	1/19/21	21,455	21,339
	Cooperatieve Rabobank UA	3.875%	2/8/22	7,757	8,028
	Cooperatieve Rabobank UA	4.625%	12/1/23	95,134	100,342
	Cooperatieve Rabobank UA	3.375%	5/21/25	10,000	10,048
14,15	Cooperatieve Rabobank UA	4.290%	7/2/25	3,500	2,895
	Cooperatieve Rabobank UA	4.375%	8/4/25	63,075	65,549
	Cooperatieve Rabobank UA	2.750%	1/10/23	58,590	57,801
5,12	Credit Agricole SA	4.000%	1/10/33	22,555	22,245
	Credit Suisse AG	2.300%	5/28/19	9,820	9,803
	Credit Suisse AG	3.000%	10/29/21	40,000	40,096
	Credit Suisse AG	3.625%	9/9/24	35,000	35,531
5,12	Credit Suisse Group AG	3.869%	1/12/29	35,000	34,711
	Discover Bank	7.000%	4/15/20	3,665	3,967
16	DVB Bank SE	0.875%	4/9/21	600	747
16	DVB Bank SE	1.250%	9/15/21	5,300	6,657
	Fifth Third Bank	2.875%	10/1/21	12,105	12,090
	Fifth Third Bank	3.850%	3/15/26	2,790	2,815
	First Republic Bank	2.375%	6/17/19	11,791	11,757
	First Republic Bank	2.500%	6/6/22	39,370	38,328
	FirstMerit Corp.	4.350%	2/4/23	9,000	9,275
	Goldman Sachs Group Inc.	2.300%	12/13/19	58,075	57,731
	Goldman Sachs Group Inc.	2.750%	9/15/20	15,522	15,509
	Goldman Sachs Group Inc.	2.600%	12/27/20	23,970	23,855
	Goldman Sachs Group Inc.	2.875%	2/25/21	15,632	15,598
	Goldman Sachs Group Inc.	2.625%	4/25/21	21,894	21,693
	Goldman Sachs Group Inc.	5.750%	1/24/22	52,535	57,549
	Goldman Sachs Group Inc.	3.000%	4/26/22	36,960	36,726
5	Goldman Sachs Group Inc.	2.876%	10/31/22	41,745	41,171
5	Goldman Sachs Group Inc.	2.908%	6/5/23	34,180	33,592
5	Goldman Sachs Group Inc.	2.905%	7/24/23	29,410	28,838
	Goldman Sachs Group Inc.	4.000%	3/3/24	10,469	10,773
	Goldman Sachs Group Inc.	3.850%	7/8/24	25,937	26,487
	Goldman Sachs Group Inc.	3.750%	5/22/25	95,297	96,537
5	Goldman Sachs Group Inc.	3.272%	9/29/25	82,815	80,947
5	Goldman Sachs Group Inc.	3.691%	6/5/28	26,930	26,784
5	Goldman Sachs Group Inc.	3.814%	4/23/29	30,130	30,212
5	Goldman Sachs Group Inc.	4.017%	10/31/38	12,400	12,455
	HSBC Bank USA NA	4.875%	8/24/20	24,478	25,710
	HSBC Holdings plc	3.400%	3/8/21	7,710	7,807
	HSBC Holdings plc	2.950%	5/25/21	16,035	16,039
	HSBC Holdings plc	2.650%	1/5/22	23,150	22,721
	HSBC Holdings plc	4.000%	3/30/22	25,000	25,816
5	HSBC Holdings plc	3.262%	3/13/23	84,375	84,372
	HSBC Holdings plc	3.600%	5/25/23	40,890	41,491
5	HSBC Holdings plc	3.033%	11/22/23	27,870	27,558
	HSBC Holdings plc	4.250%	3/14/24	17,500	17,949
	HSBC Holdings plc	4.300%	3/8/26	4,200	4,402
	HSBC Holdings plc	3.900%	5/25/26	9,665	9,871

57

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HSBC Holdings plc	4.375%	11/23/26	9,010	9,279
5 HSBC Holdings plc	4.041%	3/13/28	100,399	102,602
5 HSBC Holdings plc	6.000%	11/22/65	13,930	14,596
Huntington National Bank	2.400%	4/1/20	7,000	6,953
Huntington National Bank	2.500%	8/7/22	28,610	27,896
ICICI Bank Ltd.	4.000%	3/18/26	3,500	3,478
12 ICICI Bank Ltd.	3.800%	12/14/27	16,000	15,525
ING Groep NV	3.950%	3/29/27	10,000	10,200
12 Intesa Sanpaolo SPA	3.125%	7/14/22	8,750	8,575
12 Intesa Sanpaolo SPA	3.875%	7/14/27	24,175	23,715
12 Intesa Sanpaolo SPA	3.875%	1/12/28	56,095	54,892
JPMorgan Chase & Co.	2.550%	10/29/20	61,384	61,191
JPMorgan Chase & Co.	2.550%	3/1/21	17,560	17,444
JPMorgan Chase & Co.	2.295%	8/15/21	15,250	14,946
JPMorgan Chase & Co.	4.500%	1/24/22	18,655	19,743
JPMorgan Chase & Co.	3.250%	9/23/22	23,500	23,725
JPMorgan Chase & Co.	2.972%	1/15/23	49,097	48,835
5 JPMorgan Chase & Co.	2.776%	4/25/23	31,685	31,334
JPMorgan Chase & Co.	2.700%	5/18/23	26,538	25,976
JPMorgan Chase & Co.	3.625%	5/13/24	6,336	6,460
JPMorgan Chase & Co.	3.125%	1/23/25	17,320	17,154
5 JPMorgan Chase & Co.	3.220%	3/1/25	52,931	52,430
JPMorgan Chase & Co.	3.300%	4/1/26	8,665	8,561
JPMorgan Chase & Co.	3.200%	6/15/26	8,186	8,009
5 JPMorgan Chase & Co.	3.782%	2/1/28	45,130	45,861
5 JPMorgan Chase & Co.	3.540%	5/1/28	27,820	27,732
5 JPMorgan Chase & Co.	3.882%	7/24/38	15,640	15,733
KeyBank NA	3.300%	6/1/25	20,000	20,025
Lloyds Banking Group plc	3.000%	1/11/22	15,230	15,120
5 Lloyds Banking Group plc	2.907%	11/7/23	35,695	34,871
12 Macquarie Bank Ltd.	2.400%	1/21/20	7,765	7,711
Manufacturers & Traders Trust Co.	2.300%	1/30/19	5,758	5,765
Manufacturers & Traders Trust Co.	2.500%	5/18/22	6,740	6,614
Manufacturers & Traders Trust Co.	3.400%	8/17/27	13,885	13,784
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	103,235	103,139
Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	32,705	31,813
Mitsubishi UFJ Financial Group Inc.	2.998%	2/22/22	8,925	8,882
Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	45,975	44,889
Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	8,975	8,615
Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	1,315	1,336
Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	28,570	28,607
Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	55,440	53,752
12 Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	18,585	18,528
12 Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	29,055	28,887
Morgan Stanley	7.300%	5/13/19	5,000	5,299
Morgan Stanley	5.625%	9/23/19	20,500	21,482
Morgan Stanley	5.500%	1/26/20	16,035	16,899
Morgan Stanley	5.500%	7/24/20	12,000	12,778
Morgan Stanley	5.750%	1/25/21	24,000	25,974
Morgan Stanley	2.500%	4/21/21	3,224	3,179
Morgan Stanley	5.500%	7/28/21	26,800	28,965
Morgan Stanley	2.625%	11/17/21	56,720	55,799
Morgan Stanley	2.750%	5/19/22	44,275	43,556
Morgan Stanley	3.125%	1/23/23	30,590	30,407
Morgan Stanley	3.875%	4/29/24	21,900	22,447
13 Morgan Stanley	2.617%	5/8/24	14,865	15,317
Morgan Stanley	3.700%	10/23/24	15,525	15,768
Morgan Stanley	4.000%	7/23/25	30,681	31,682
Morgan Stanley	3.875%	1/27/26	48,504	49,490
Morgan Stanley	3.625%	1/20/27	50,495	50,322
5 Morgan Stanley	3.591%	7/22/28	24,410	24,122
5 Morgan Stanley	3.772%	1/24/29	24,100	24,223
5 Morgan Stanley	3.971%	7/22/38	9,500	9,581
MUFG Americas Holdings Corp.	2.250%	2/10/20	3,400	3,367

58

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	MUFG Americas Holdings Corp.	3.500%	6/18/22	21,891	22,124
	MUFG Americas Holdings Corp.	3.000%	2/10/25	12,000	11,702
	National Australia Bank Ltd.	2.500%	5/22/22	18,950	18,505
	National Australia Bank Ltd.	3.000%	1/20/23	14,320	14,212
5,16	NIBC Bank NV	6.000%	12/31/49	9,500	12,466
12	Nordea Bank AB	2.500%	9/17/20	4,715	4,687
	Northern Trust Co.	6.500%	8/15/18	4,000	4,098
	Northern Trust Corp.	3.450%	11/4/20	500	511
	Northern Trust Corp.	3.375%	8/23/21	13,036	13,381
	PNC Bank NA	6.875%	4/1/18	12,085	12,181
	PNC Bank NA	2.600%	7/21/20	15,120	15,102
	PNC Bank NA	2.450%	11/5/20	2,218	2,204
	PNC Bank NA	2.150%	4/29/21	268	263
	PNC Bank NA	2.550%	12/9/21	9,040	8,940
	PNC Bank NA	2.625%	2/17/22	10,370	10,281
	PNC Bank NA	2.700%	11/1/22	41,080	40,258
	PNC Bank NA	3.800%	7/25/23	15,750	16,179
	PNC Bank NA	3.300%	10/30/24	19,634	19,696
	PNC Bank NA	2.950%	2/23/25	16,680	16,315
	PNC Bank NA	3.250%	6/1/25	61,302	61,105
	PNC Bank NA	3.100%	10/25/27	16,545	16,083
	PNC Financial Services Group Inc.	2.854%	11/9/22	12,493	12,360
	PNC Financial Services Group Inc.	3.900%	4/29/24	6,525	6,717
	PNC Funding Corp.	6.700%	6/10/19	12,000	12,675
	PNC Funding Corp.	5.125%	2/8/20	21,243	22,315
	PNC Funding Corp.	4.375%	8/11/20	23,000	23,967
	Regions Bank	7.500%	5/15/18	1,732	1,759
	Regions Financial Corp.	2.750%	8/14/22	16,830	16,564
	Royal Bank of Canada	1.500%	7/29/19	15,910	15,685
	Royal Bank of Canada	2.350%	10/30/20	11,539	11,462
	Royal Bank of Scotland Group plc	3.875%	9/12/23	1,000	1,008
12	Santander Holdings USA Inc.	3.700%	3/28/22	24,870	25,093
12	Santander Holdings USA Inc.	3.400%	1/18/23	24,325	23,990
12	Santander Holdings USA Inc.	4.400%	7/13/27	16,185	16,410
	Santander UK plc	2.500%	3/14/19	8,926	8,926
	Santander UK plc	2.350%	9/10/19	23,472	23,379
	Santander UK plc	4.000%	3/13/24	6,560	6,781
	Skandinaviska Enskilda Banken AB	2.300%	3/11/20	2,565	2,549
5	Skandinaviska Enskilda Banken AB	5.750%	12/31/49	9,210	9,483
	State Street Corp.	3.100%	5/15/23	15,025	14,969
	State Street Corp.	3.700%	11/20/23	32,620	33,798
	State Street Corp.	3.300%	12/16/24	19,435	19,606
	State Street Corp.	3.550%	8/18/25	36,058	36,728
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	3,000	2,978
	Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	8,160	8,432
	Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	5,000	4,998
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	13,550	13,551
	Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	13,233	12,835
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	50,685	49,826
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	30,000	29,391
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	10,000	9,518
	SunTrust Bank	2.450%	8/1/22	24,950	24,370
	SunTrust Bank	3.300%	5/15/26	10,000	9,709
	SunTrust Banks Inc.	2.900%	3/3/21	6,318	6,325
	Svenska Handelsbanken AB	2.450%	3/30/21	22,515	22,324
	Svenska Handelsbanken AB	1.875%	9/7/21	1,895	1,833
12	Swedbank AB	2.800%	3/14/22	16,390	16,273
	Synchrony Bank	3.000%	6/15/22	27,245	26,809
	Synchrony Financial	4.250%	8/15/24	8,540	8,745
	Synchrony Financial	4.500%	7/23/25	34,075	35,093
	Synchrony Financial	3.950%	12/1/27	61,030	59,953
	Toronto-Dominion Bank	1.450%	8/13/19	3,900	3,844
	Toronto-Dominion Bank	2.500%	12/14/20	40,480	40,310
	Toronto-Dominion Bank	2.125%	4/7/21	17,610	17,292

59

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
12	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	11,140	11,099
12	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	30,671	29,946
12	UBS Group Funding Switzerland AG	3.491%	5/23/23	18,355	18,448
5,12	UBS Group Funding Switzerland AG	2.859%	8/15/23	77,900	76,160
5	United Overseas Bank Ltd.	3.750%	9/19/24	5,000	5,042
5	United Overseas Bank Ltd.	2.880%	3/8/27	3,000	2,911
	US Bancorp	2.350%	1/29/21	4,250	4,217
	US Bancorp	4.125%	5/24/21	19,555	20,391
	US Bancorp	3.000%	3/15/22	23,724	23,835
	US Bancorp	2.950%	7/15/22	35,200	35,147
	US Bancorp	3.700%	1/30/24	41,765	43,251
	US Bancorp	3.600%	9/11/24	14,800	15,109
	US Bank NA	2.800%	1/27/25	14,400	14,007
11,17	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.500%	1/15/13	6,147	1
11,17	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.650%	8/15/14	7,500	1
11,17	Washington Mutual Bank / Debt not acquired by
	JPMorgan	5.125%	1/15/15	9,000	1
	Wells Fargo & Co.	2.600%	7/22/20	8,915	8,906
	Wells Fargo & Co.	4.600%	4/1/21	7,673	8,081
	Wells Fargo & Co.	2.100%	7/26/21	32,370	31,590
14	Wells Fargo & Co.	3.000%	7/27/21	18,950	15,256
	Wells Fargo & Co.	2.625%	7/22/22	55,335	54,299
	Wells Fargo & Co.	3.450%	2/13/23	36,700	36,925
	Wells Fargo & Co.	4.125%	8/15/23	13,100	13,632
	Wells Fargo & Co.	3.300%	9/9/24	49,199	49,208
	Wells Fargo & Co.	3.000%	2/19/25	50,700	49,719
	Wells Fargo & Co.	3.550%	9/29/25	17,459	17,634
	Wells Fargo & Co.	3.000%	4/22/26	1,676	1,624
5	Wells Fargo & Co.	3.584%	5/22/28	37,115	37,154
	Westpac Banking Corp.	4.875%	11/19/19	10,795	11,221
	Westpac Banking Corp.	2.600%	11/23/20	8,485	8,457
	Westpac Banking Corp.	2.100%	5/13/21	14,030	13,715
	Westpac Banking Corp.	2.000%	8/19/21	23,105	22,491
	Westpac Banking Corp.	2.500%	6/28/22	9,120	8,916
	Westpac Banking Corp.	2.750%	1/11/23	42,430	41,742
14,15	Westpac Banking Corp.	3.815%	3/14/24	16,600	13,552
	Westpac Banking Corp.	3.350%	3/8/27	48,060	47,317
5	Westpac Banking Corp.	4.322%	11/23/31	47,504	48,269
	Brokerage (1.5%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	10,340	10,732
	Ameriprise Financial Inc.	7.300%	6/28/19	3,200	3,412
	Ameriprise Financial Inc.	4.000%	10/15/23	10,819	11,286
	Ameriprise Financial Inc.	3.700%	10/15/24	15,000	15,339
12	Apollo Management Holdings LP	4.000%	5/30/24	14,608	14,724
12	Apollo Management Holdings LP	4.400%	5/27/26	8,305	8,567
	BlackRock Inc.	4.250%	5/24/21	4,250	4,445
	BlackRock Inc.	3.375%	6/1/22	12,000	12,257
	BlackRock Inc.	3.200%	3/15/27	25,455	25,295
	Brookfield Finance Inc.	3.900%	1/25/28	18,370	18,086
	Charles Schwab Corp.	4.450%	7/22/20	6,500	6,792
	Charles Schwab Corp.	3.225%	9/1/22	11,150	11,196
	Charles Schwab Corp.	2.650%	1/25/23	12,480	12,298
	Charles Schwab Corp.	3.200%	3/2/27	5,950	5,864
	Charles Schwab Corp.	3.200%	1/25/28	35,620	35,108
	Franklin Resources Inc.	4.625%	5/20/20	7,550	7,870
	Franklin Resources Inc.	2.800%	9/15/22	11,000	10,884
	Intercontinental Exchange Inc.	4.000%	10/15/23	34,330	35,939
	Invesco Finance plc	3.125%	11/30/22	30,485	30,294
	Invesco Finance plc	4.000%	1/30/24	21,300	22,067
	Invesco Finance plc	3.750%	1/15/26	6,673	6,793

60

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Jefferies Group LLC / Jefferies Group Capital Finance
	Inc.	4.150%	1/23/30	67,540	65,858
	Legg Mason Inc.	3.950%	7/15/24	5,000	5,035
11,17	Lehman Brothers Holdings Inc.	6.500%	7/19/17	20,000	2
	Stifel Financial Corp.	3.500%	12/1/20	9,435	9,469
	Stifel Financial Corp.	4.250%	7/18/24	11,830	11,993
	TD Ameritrade Holding Corp.	2.950%	4/1/22	16,715	16,667
	TD Ameritrade Holding Corp.	3.625%	4/1/25	11,400	11,564
	Finance Companies (0.4%)
	Air Lease Corp.	3.375%	1/15/19	6,175	6,222
	Air Lease Corp.	4.250%	9/15/24	13,865	14,312
	Air Lease Corp.	3.625%	4/1/27	8,000	7,832
	GE Capital International Funding Co. Unlimited Co.	2.342%	11/15/20	15,553	15,341
	GE Capital International Funding Co. Unlimited Co.	3.373%	11/15/25	59,906	58,748
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	11,100	11,454
	Insurance (4.7%)
	Aetna Inc.	2.750%	11/15/22	19,260	18,814
	Aetna Inc.	2.800%	6/15/23	35,010	34,128
	Aetna Inc.	3.500%	11/15/24	10,000	10,000
	Aflac Inc.	4.000%	2/15/22	2,000	2,072
	Aflac Inc.	3.625%	6/15/23	6,000	6,153
	Aflac Inc.	3.625%	11/15/24	5,000	5,125
12	AIA Group Ltd.	3.200%	3/11/25	40,589	40,082
12	AIG Global Funding	2.700%	12/15/21	3,910	3,870
	Alleghany Corp.	4.950%	6/27/22	2,586	2,756
5	Allstate Corp.	5.750%	8/15/53	5,000	5,444
	Alterra Finance LLC	6.250%	9/30/20	8,000	8,632
	American Financial Group Inc.	3.500%	8/15/26	11,725	11,429
	American International Group Inc.	3.750%	7/10/25	14,650	14,761
	Anthem Inc.	4.350%	8/15/20	2,000	2,079
	Anthem Inc.	3.700%	8/15/21	3,090	3,158
	Anthem Inc.	3.650%	12/1/27	25,000	24,897
	Aon plc	3.500%	6/14/24	14,237	14,331
	Arch Capital Finance LLC	4.011%	12/15/26	11,735	12,008
	AXIS Specialty Finance LLC	5.875%	6/1/20	4,600	4,886
	AXIS Specialty Finance plc	4.000%	12/6/27	27,275	26,773
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	2,000	2,095
	Berkshire Hathaway Inc.	2.750%	3/15/23	99,963	99,414
	Berkshire Hathaway Inc.	3.125%	3/15/26	48,768	48,027
12	Brighthouse Financial Inc.	3.700%	6/22/27	22,860	21,963
	Chubb INA Holdings Inc.	2.875%	11/3/22	10,205	10,200
	Chubb INA Holdings Inc.	2.700%	3/13/23	20,325	20,013
	Chubb INA Holdings Inc.	3.350%	5/15/24	39,741	40,077
	Chubb INA Holdings Inc.	3.150%	3/15/25	18,312	18,127
	CNA Financial Corp.	5.875%	8/15/20	5,000	5,334
	Coventry Health Care Inc.	5.450%	6/15/21	8,500	9,108
	Enstar Group Ltd.	4.500%	3/10/22	13,520	13,638
	First American Financial Corp.	4.600%	11/15/24	12,000	12,223
12	Five Corners Funding Trust	4.419%	11/15/23	27,362	28,983
	Hartford Financial Services Group Inc.	5.125%	4/15/22	2,880	3,102
	Humana Inc.	3.950%	3/15/27	7,300	7,372
12	Jackson National Life Global Funding	4.700%	6/1/18	2,500	2,520
	Loews Corp.	2.625%	5/15/23	8,000	7,776
	Manulife Financial Corp.	4.900%	9/17/20	24,150	25,410
	Manulife Financial Corp.	4.150%	3/4/26	17,855	18,564
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	5,275	5,244
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	4,850	5,140
	Marsh & McLennan Cos. Inc.	2.750%	1/30/22	5,425	5,369
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	8,345	8,382
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	10,087	10,432
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	42,110	42,636
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	34,351	34,652
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	6,580	6,737

61

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
12 MassMutual Global Funding II	2.500%	10/17/22	10,500	10,259
12 MassMutual Global Funding II	2.750%	6/22/24	38,230	37,307
5 MetLife Inc.	5.250%	12/29/49	2,635	2,714
12 Metropolitan Life Global Funding I	3.000%	1/10/23	22,728	22,516
12 Metropolitan Life Global Funding I	3.450%	12/18/26	23,455	23,508
12 Metropolitan Life Global Funding I	3.000%	9/19/27	35,965	34,590
12 New York Life Global Funding	1.950%	2/11/20	1,595	1,578
12 New York Life Global Funding	2.900%	1/17/24	4,800	4,737
12 New York Life Global Funding	3.000%	1/10/28	44,860	43,357
PartnerRe Finance B LLC	5.500%	6/1/20	16,550	17,427
18 PGH Capital plc	5.750%	7/7/21	2,660	4,201
12 Pricoa Global Funding I	2.200%	6/3/21	1,950	1,913
12 Pricoa Global Funding I	2.450%	9/21/22	7,880	7,648
5 Principal Financial Group Inc.	4.700%	5/15/55	1,500	1,526
12 Principal Life Global Funding II	2.200%	4/8/20	10,650	10,542
Progressive Corp.	2.450%	1/15/27	12,700	11,888
Prudential Financial Inc.	4.500%	11/16/21	4,025	4,249
5 Prudential Financial Inc.	5.875%	9/15/42	6,000	6,553
5 Prudential Financial Inc.	5.625%	6/15/43	7,875	8,554
5 Prudential Financial Inc.	5.200%	3/15/44	2,500	2,647
5 Prudential Financial Inc.	5.375%	5/15/45	7,150	7,677
Reinsurance Group of America Inc.	5.000%	6/1/21	5,000	5,286
Reinsurance Group of America Inc.	3.950%	9/15/26	24,825	24,699
12 Reliance Standard Life Global Funding II	2.500%	1/15/20	19,115	19,045
12 Reliance Standard Life Global Funding II	2.375%	5/4/20	6,710	6,653
12 Reliance Standard Life Global Funding II	3.050%	1/20/21	3,320	3,332
Swiss Re Solutions Holding Corp.	6.450%	3/1/19	11,250	11,666
12 Swiss Re Treasury US Corp.	2.875%	12/6/22	7,640	7,537
12 Nuveen Finance LLC	4.125%	11/1/24	34,863	36,034
Trinity Acquisition plc	4.400%	3/15/26	4,815	4,991
UnitedHealth Group Inc.	2.700%	7/15/20	3,870	3,889
UnitedHealth Group Inc.	3.875%	10/15/20	14,000	14,421
UnitedHealth Group Inc.	4.700%	2/15/21	13,000	13,692
UnitedHealth Group Inc.	2.875%	12/15/21	10,000	10,021
UnitedHealth Group Inc.	2.875%	3/15/22	16,816	16,828
UnitedHealth Group Inc.	3.350%	7/15/22	17,660	17,993
UnitedHealth Group Inc.	2.750%	2/15/23	12,000	11,841
UnitedHealth Group Inc.	2.875%	3/15/23	9,000	8,949
UnitedHealth Group Inc.	3.750%	7/15/25	51,692	53,357
UnitedHealth Group Inc.	3.450%	1/15/27	22,000	22,255
UnitedHealth Group Inc.	3.375%	4/15/27	6,580	6,619
UnitedHealth Group Inc.	2.950%	10/15/27	45,000	43,482
Voya Financial Inc.	5.700%	7/15/43	3,758	4,533
Willis North America Inc.	3.600%	5/15/24	12,450	12,463
WR Berkley Corp.	4.625%	3/15/22	2,977	3,128
XLIT Ltd.	6.375%	11/15/24	4,745	5,442
Other Finance (0.2%)
12 Mitsui Fudosan Co. Ltd.	2.950%	1/23/23	4,445	4,423
ORIX Corp.	3.700%	7/18/27	25,345	24,967
12 Patterson-UTI Energy Inc.	3.950%	2/1/28	15,000	14,804
Real Estate Investment Trusts (3.7%)
Alexandria Real Estate Equities Inc.	3.450%	4/30/25	20,715	20,336
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	6,465	6,706
18 Aroundtown SA	3.000%	10/16/29	6,898	9,688
AvalonBay Communities Inc.	2.850%	3/15/23	12,400	12,228
AvalonBay Communities Inc.	2.950%	5/11/26	20,000	19,257
AvalonBay Communities Inc.	3.350%	5/15/27	18,500	18,353
AvalonBay Communities Inc.	3.200%	1/15/28	17,750	17,349
Boston Properties LP	3.800%	2/1/24	3,375	3,460
Boston Properties LP	3.650%	2/1/26	10,000	10,041
Brandywine Operating Partnership LP	3.950%	2/15/23	6,910	6,980
Brandywine Operating Partnership LP	4.100%	10/1/24	20,570	20,670
Brandywine Operating Partnership LP	3.950%	11/15/27	18,385	17,889

62

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Brandywine Operating Partnership LP	4.550%	10/1/29	17,567	17,613
Brixmor Operating Partnership LP	3.650%	6/15/24	12,170	11,955
Brixmor Operating Partnership LP	3.850%	2/1/25	9,855	9,671
Brixmor Operating Partnership LP	4.125%	6/15/26	23,535	23,329
Brixmor Operating Partnership LP	3.900%	3/15/27	17,741	17,210
Camden Property Trust	4.625%	6/15/21	630	660
Camden Property Trust	4.875%	6/15/23	960	1,018
Camden Property Trust	4.250%	1/15/24	3,860	3,965
Camden Property Trust	3.500%	9/15/24	1,105	1,094
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	7,985	7,994
Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	9,787	9,357
CubeSmart LP	4.375%	12/15/23	4,510	4,685
DDR Corp.	3.375%	5/15/23	7,000	6,903
DDR Corp.	3.900%	8/15/24	17,765	17,830
DDR Corp.	3.625%	2/1/25	1,595	1,551
DDR Corp.	4.250%	2/1/26	11,670	11,701
Digital Realty Trust LP	3.400%	10/1/20	2,247	2,282
Digital Realty Trust LP	5.250%	3/15/21	12,225	13,011
Digital Realty Trust LP	3.950%	7/1/22	9,362	9,666
Digital Realty Trust LP	4.750%	10/1/25	5,645	6,025
Digital Realty Trust LP	3.700%	8/15/27	28,700	28,336
Duke Realty LP	3.625%	4/15/23	9,000	9,136
Duke Realty LP	3.250%	6/30/26	2,491	2,432
ERP Operating LP	3.375%	6/1/25	21,000	21,115
Essex Portfolio LP	3.500%	4/1/25	3,400	3,370
Federal Realty Investment Trust	2.550%	1/15/21	5,417	5,386
Federal Realty Investment Trust	3.000%	8/1/22	22,448	22,368
Federal Realty Investment Trust	2.750%	6/1/23	3,000	2,925
Federal Realty Investment Trust	3.950%	1/15/24	8,269	8,528
Federal Realty Investment Trust	3.250%	7/15/27	3,665	3,549
12 Goodman Australia Industrial Fund	3.400%	9/30/26	12,090	11,639
12 Goodman US Finance Three LLC	3.700%	3/15/28	14,555	14,100
HCP Inc.	2.625%	2/1/20	7,000	7,006
HCP Inc.	4.000%	12/1/22	7,000	7,256
HCP Inc.	4.250%	11/15/23	5,400	5,614
HCP Inc.	4.200%	3/1/24	8,055	8,305
HCP Inc.	3.400%	2/1/25	7,185	7,044
HCP Inc.	4.000%	6/1/25	8,710	8,854
Healthcare Realty Trust Inc.	3.750%	4/15/23	13,000	13,100
Healthcare Realty Trust Inc.	3.875%	5/1/25	7,000	7,002
Healthcare Realty Trust Inc.	3.625%	1/15/28	14,170	13,793
Healthcare Trust of America Holdings LP	3.375%	7/15/21	4,705	4,737
Healthcare Trust of America Holdings LP	3.700%	4/15/23	14,912	15,055
Healthcare Trust of America Holdings LP	3.500%	8/1/26	4,700	4,542
Healthcare Trust of America Holdings LP	3.750%	7/1/27	19,455	19,100
Highwoods Realty LP	3.200%	6/15/21	6,000	6,002
Highwoods Realty LP	3.875%	3/1/27	19,500	19,141
Kilroy Realty LP	4.375%	10/1/25	5,160	5,314
Kilroy Realty LP	4.250%	8/15/29	4,663	4,697
Liberty Property LP	4.400%	2/15/24	9,900	10,405
Liberty Property LP	3.750%	4/1/25	1,340	1,353
Life Storage LP	3.875%	12/15/27	18,220	17,860
Mid-America Apartments LP	4.300%	10/15/23	2,135	2,229
Mid-America Apartments LP	4.000%	11/15/25	7,620	7,737
National Retail Properties Inc.	4.000%	11/15/25	2,100	2,118
National Retail Properties Inc.	3.600%	12/15/26	7,000	6,818
Omega Healthcare Investors Inc.	4.950%	4/1/24	9,000	9,236
Physicians Realty LP	3.950%	1/15/28	68,325	66,236
Realty Income Corp.	4.650%	8/1/23	6,000	6,409
Realty Income Corp.	4.125%	10/15/26	10,500	10,790
Realty Income Corp.	3.650%	1/15/28	27,275	27,070
12 Scentre Group Trust 1 / Scentre Group Trust 2	3.750%	3/23/27	13,610	13,576
Simon Property Group LP	2.500%	9/1/20	1,760	1,759
Simon Property Group LP	4.375%	3/1/21	28,394	29,720

63

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Simon Property Group LP	4.125%	12/1/21	20,822	21,739
Simon Property Group LP	3.375%	3/15/22	4,328	4,399
Simon Property Group LP	2.750%	2/1/23	5,500	5,425
Simon Property Group LP	3.750%	2/1/24	28,466	29,243
Simon Property Group LP	3.375%	10/1/24	4,000	4,019
Simon Property Group LP	3.500%	9/1/25	12,997	13,066
Simon Property Group LP	3.300%	1/15/26	7,000	6,894
Simon Property Group LP	3.250%	11/30/26	24,545	23,954
Simon Property Group LP	3.375%	12/1/27	23,145	22,679
Tanger Properties LP	3.125%	9/1/26	36,940	34,407
UDR Inc.	2.950%	9/1/26	4,124	3,887
Ventas Realty LP	3.125%	6/15/23	10,006	9,869
Ventas Realty LP	3.500%	2/1/25	3,180	3,159
Ventas Realty LP	3.850%	4/1/27	7,925	7,900
VEREIT Operating Partnership LP	3.950%	8/15/27	48,600	47,021
Welltower Inc.	3.750%	3/15/23	13,439	13,730
Welltower Inc.	4.000%	6/1/25	2,230	2,274
				9,476,566
Industrial (32.8%)
Basic Industry (0.5%)
12 Air Liquide Finance SA	1.750%	9/27/21	27,700	26,717
12 Air Liquide Finance SA	2.250%	9/27/23	16,470	15,837
12 Air Liquide Finance SA	2.500%	9/27/26	7,965	7,529
Air Products & Chemicals Inc.	2.750%	2/3/23	3,015	2,981
Air Products & Chemicals Inc.	3.350%	7/31/24	7,000	7,120
Airgas Inc.	2.375%	2/15/20	3,725	3,705
Airgas Inc.	3.650%	7/15/24	3,500	3,586
12 Celulosa Arauco y Constitucion SA	5.500%	11/2/47	5,200	5,454
12 CF Industries Inc.	4.500%	12/1/26	9,770	10,100
14 Glencore Australia Holdings Pty Ltd.	4.500%	9/19/19	2,500	2,064
Praxair Inc.	2.450%	2/15/22	28,405	27,990
Praxair Inc.	2.700%	2/21/23	7,550	7,474
Praxair Inc.	2.650%	2/5/25	2,865	2,779
Vale Overseas Ltd.	4.375%	1/11/22	4,685	4,837
12 WestRock Co.	3.000%	9/15/24	10,000	9,770
WestRock RKT Co.	4.900%	3/1/22	1,250	1,333
WestRock RKT Co.	4.000%	3/1/23	13,660	14,055
Capital Goods (3.1%)
Acuity Brands Lighting Inc.	6.000%	12/15/19	10,000	10,587
12 Berry Global Inc.	4.500%	2/15/26	6,225	6,194
Caterpillar Financial Services Corp.	2.100%	1/10/20	16,500	16,381
Caterpillar Financial Services Corp.	2.750%	8/20/21	11,885	11,867
Caterpillar Financial Services Corp.	2.850%	6/1/22	26,600	26,626
Caterpillar Financial Services Corp.	2.400%	6/6/22	33,820	33,208
Caterpillar Financial Services Corp.	2.625%	3/1/23	14,845	14,560
Caterpillar Financial Services Corp.	3.750%	11/24/23	27,995	28,961
Caterpillar Financial Services Corp.	3.300%	6/9/24	9,705	9,810
Caterpillar Financial Services Corp.	3.250%	12/1/24	8,655	8,729
Caterpillar Inc.	2.600%	6/26/22	25,285	24,978
CNH Industrial NV	4.500%	8/15/23	13,401	13,954
CNH Industrial NV	3.850%	11/15/27	15,320	15,205
12 CRH America Inc.	3.875%	5/18/25	14,206	14,537
Eagle Materials Inc.	4.500%	8/1/26	47,548	49,450
Embraer Netherlands Finance BV	5.400%	2/1/27	15,000	15,978
Embraer SA	5.150%	6/15/22	5,000	5,272
General Dynamics Corp.	2.625%	11/15/27	45,875	43,300
General Electric Co.	3.150%	9/7/22	50,480	50,339
General Electric Co.	3.100%	1/9/23	15,344	15,222
General Electric Co.	3.375%	3/11/24	17,629	17,537
16 General Electric Co.	2.125%	5/17/37	48,323	57,507
General Electric Co.	4.500%	3/11/44	8,550	8,919
5 General Electric Co.	5.000%	12/31/49	2,000	2,020
Illinois Tool Works Inc.	3.500%	3/1/24	13,712	14,140

64

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Illinois Tool Works Inc.	2.650%	11/15/26	44,265	42,313
John Deere Capital Corp.	3.900%	7/12/21	10,000	10,397
John Deere Capital Corp.	2.750%	3/15/22	43,350	43,105
John Deere Capital Corp.	2.800%	3/6/23	38,075	37,725
John Deere Capital Corp.	2.800%	9/8/27	12,990	12,542
L3 Technologies Inc.	3.950%	5/28/24	684	700
Parker-Hannifin Corp.	3.300%	11/21/24	16,899	17,016
Parker-Hannifin Corp.	3.250%	3/1/27	41,929	41,635
Precision Castparts Corp.	3.250%	6/15/25	32,595	32,739
Roper Technologies Inc.	3.850%	12/15/25	5,380	5,468
Roper Technologies Inc.	3.800%	12/15/26	9,260	9,378
12 Siemens Financieringsmaatschappij NV	3.125%	3/16/24	43,225	43,110
12 Siemens Financieringsmaatschappij NV	2.350%	10/15/26	18,260	16,878
Spirit AeroSystems Inc.	3.850%	6/15/26	17,840	17,510
Textron Inc.	3.875%	3/1/25	4,775	4,862
Textron Inc.	3.650%	3/15/27	32,021	31,775
United Rentals North America Inc.	4.625%	7/15/23	20,825	21,528
United Rentals North America Inc.	5.875%	9/15/26	3,115	3,337
United Rentals North America Inc.	5.500%	5/15/27	4,830	5,071
Communication (4.1%)
Activision Blizzard Inc.	2.600%	6/15/22	5,000	4,889
Activision Blizzard Inc.	3.400%	9/15/26	5,270	5,196
AMC Networks Inc.	5.000%	4/1/24	9,700	9,846
AMC Networks Inc.	4.750%	8/1/25	11,665	11,665
America Movil SAB de CV	5.000%	10/16/19	12,000	12,478
America Movil SAB de CV	5.000%	3/30/20	15,000	15,654
America Movil SAB de CV	3.125%	7/16/22	39,350	39,219
AT&T Inc.	4.600%	2/15/21	9,375	9,812
AT&T Inc.	5.000%	3/1/21	10,637	11,287
AT&T Inc.	2.850%	2/14/23	16,800	16,756
AT&T Inc.	4.450%	4/1/24	26,842	27,978
AT&T Inc.	3.400%	8/14/24	33,680	33,629
AT&T Inc.	4.125%	2/17/26	47,225	47,659
CBS Corp.	3.700%	8/15/24	20,898	21,133
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.464%	7/23/22	114,797	118,403
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.908%	7/23/25	46,722	48,642
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	9,966	12,799
Comcast Corp.	3.125%	7/15/22	20,126	20,368
Comcast Corp.	3.000%	2/1/24	38,307	37,901
Comcast Corp.	3.600%	3/1/24	9,000	9,222
Comcast Corp.	3.375%	2/15/25	33,000	33,216
Comcast Corp.	3.375%	8/15/25	67,163	67,675
Comcast Corp.	3.150%	3/1/26	36,000	35,318
Comcast Corp.	2.350%	1/15/27	29,400	26,820
Comcast Corp.	3.150%	2/15/28	9,600	9,270
Crown Castle International Corp.	2.250%	9/1/21	7,100	6,915
Crown Castle International Corp.	4.450%	2/15/26	58,709	60,550
Crown Castle International Corp.	3.700%	6/15/26	22,177	21,707
Discovery Communications LLC	3.800%	3/13/24	34,362	34,491
Discovery Communications LLC	3.450%	3/15/25	7,250	7,040
Discovery Communications LLC	4.900%	3/11/26	22,200	23,382
Electronic Arts Inc.	4.800%	3/1/26	10,000	10,777
NBCUniversal Media LLC	4.375%	4/1/21	12,110	12,698
NBCUniversal Media LLC	2.875%	1/15/23	46,957	46,848
Qwest Corp.	6.750%	12/1/21	21,248	22,733
Qwest Corp.	7.250%	9/15/25	9,354	10,001
Scripps Networks Interactive Inc.	3.900%	11/15/24	9,750	9,744
T-Mobile USA Inc.	4.500%	2/1/26	1,600	1,604
T-Mobile USA Inc.	4.750%	2/1/28	8,750	8,772
Thomson Reuters Corp.	4.300%	11/23/23	6,000	6,267
Thomson Reuters Corp.	3.350%	5/15/26	12,000	11,694

65

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Time Warner Cable LLC	8.250%	4/1/19	4,500	4,781
Time Warner Entertainment Co. LP	8.375%	3/15/23	9,000	10,850
Verizon Communications Inc.	3.000%	11/1/21	7,000	7,019
Verizon Communications Inc.	3.500%	11/1/21	5,971	6,084
Verizon Communications Inc.	2.946%	3/15/22	21,348	21,249
Verizon Communications Inc.	3.125%	3/16/22	87,750	87,881
Verizon Communications Inc.	5.150%	9/15/23	15,925	17,471
Verizon Communications Inc.	4.150%	3/15/24	3,188	3,322
Verizon Communications Inc.	3.500%	11/1/24	33,850	33,979
Verizon Communications Inc.	4.125%	3/16/27	47,763	49,023
Consumer Cyclical (3.7%)
12 1011778 BC ULC / New Red Finance Inc.	5.000%	10/15/25	22,780	22,780
Alibaba Group Holding Ltd.	3.125%	11/28/21	15,000	15,110
12 Alimentation Couche-Tard Inc.	3.550%	7/26/27	19,450	19,035
American Honda Finance Corp.	1.650%	7/12/21	19,600	18,920
American Honda Finance Corp.	2.900%	2/16/24	7,500	7,419
AutoZone Inc.	3.125%	4/21/26	13,622	13,062
AutoZone Inc.	3.750%	6/1/27	10,000	9,968
12 Churchill Downs Inc.	4.750%	1/15/28	3,850	3,797
Costco Wholesale Corp.	2.750%	5/18/24	16,620	16,349
Costco Wholesale Corp.	3.000%	5/18/27	20,775	20,393
Cummins Inc.	3.650%	10/1/23	7,500	7,793
Ford Motor Co.	4.346%	12/8/26	14,300	14,442
14 Ford Motor Credit Co. LLC	3.588%	6/2/20	15,990	13,066
Ford Motor Credit Co. LLC	3.219%	1/9/22	5,000	4,966
Ford Motor Credit Co. LLC	3.664%	9/8/24	7,000	6,954
Ford Motor Credit Co. LLC	4.134%	8/4/25	26,000	26,224
Ford Motor Credit Co. LLC	4.389%	1/8/26	8,369	8,548
General Motors Co.	4.875%	10/2/23	6,000	6,365
General Motors Co.	4.200%	10/1/27	9,720	9,804
General Motors Financial Co. Inc.	4.375%	9/25/21	20,000	20,731
General Motors Financial Co. Inc.	3.450%	4/10/22	5,000	5,016
General Motors Financial Co. Inc.	3.700%	5/9/23	10,000	10,035
General Motors Financial Co. Inc.	4.250%	5/15/23	10,000	10,297
General Motors Financial Co. Inc.	3.950%	4/13/24	14,000	14,117
General Motors Financial Co. Inc.	3.500%	11/7/24	9,685	9,464
General Motors Financial Co. Inc.	4.300%	7/13/25	14,123	14,430
General Motors Financial Co. Inc.	5.250%	3/1/26	10,941	11,760
General Motors Financial Co. Inc.	4.350%	1/17/27	5,000	5,089
General Motors Financial Co. Inc.	3.850%	1/5/28	10,000	9,710
12 Harley-Davidson Financial Services Inc.	2.150%	2/26/20	3,945	3,896
12 Harley-Davidson Financial Services Inc.	2.550%	6/9/22	15,320	14,920
12 Harley-Davidson Funding Corp.	6.800%	6/15/18	12,380	12,593
Harley-Davidson Inc.	3.500%	7/28/25	12,000	12,055
Home Depot Inc.	2.625%	6/1/22	20,960	20,781
Home Depot Inc.	2.700%	4/1/23	17,254	17,109
Home Depot Inc.	3.750%	2/15/24	4,000	4,156
Home Depot Inc.	3.350%	9/15/25	9,990	10,084
Home Depot Inc.	3.000%	4/1/26	4,000	3,934
Home Depot Inc.	2.125%	9/15/26	5,000	4,562
12 Hyundai Capital America	3.100%	4/5/22	9,455	9,314
18 Jaguar Land Rover Automotive plc	5.000%	2/15/22	5,251	8,096
Lowe's Cos. Inc.	3.750%	4/15/21	21,595	22,302
Lowe's Cos. Inc.	3.120%	4/15/22	21,949	22,203
Lowe's Cos. Inc.	3.875%	9/15/23	9,750	10,190
Lowe's Cos. Inc.	3.125%	9/15/24	3,505	3,504
Lowe's Cos. Inc.	3.375%	9/15/25	21,130	21,307
Lowe's Cos. Inc.	2.500%	4/15/26	56,380	52,927
Lowe's Cos. Inc.	3.100%	5/3/27	23,790	23,301
Macy's Retail Holdings Inc.	2.875%	2/15/23	7,500	7,045
Mastercard Inc.	3.375%	4/1/24	16,000	16,308
12 Nissan Motor Acceptance Corp.	2.550%	3/8/21	13,785	13,646
12 Nissan Motor Acceptance Corp.	2.600%	9/28/22	5,310	5,183

66

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
12 Performance Food Group Inc.	5.500%	6/1/24	12,715	13,112
Smithsonian Institute Washington DC GO	3.434%	9/1/23	1,600	1,593
Starbucks Corp.	2.700%	6/15/22	9,745	9,699
Starbucks Corp.	2.450%	6/15/26	10,665	10,082
TJX Cos. Inc.	2.500%	5/15/23	13,400	13,103
TJX Cos. Inc.	2.250%	9/15/26	32,124	29,497
Toyota Motor Credit Corp.	4.500%	6/17/20	9,000	9,422
Toyota Motor Credit Corp.	4.250%	1/11/21	5,155	5,397
Toyota Motor Credit Corp.	2.750%	5/17/21	8,625	8,638
Toyota Motor Credit Corp.	3.400%	9/15/21	24,460	25,019
Toyota Motor Credit Corp.	3.300%	1/12/22	7,375	7,510
Visa Inc.	2.800%	12/14/22	30,375	30,271
Visa Inc.	3.150%	12/14/25	118,722	118,558
12 Volkswagen Group of America Finance LLC	1.650%	5/22/18	1,335	1,333
Walmart Inc.	2.350%	12/15/22	14,160	13,887
Walmart Inc.	2.550%	4/11/23	77,171	76,223
Walmart Inc.	2.650%	12/15/24	42,930	42,196
Consumer Noncyclical (6.5%)
Abbott Laboratories	2.900%	11/30/21	15,000	14,967
Abbott Laboratories	2.550%	3/15/22	9,000	8,828
Abbott Laboratories	3.250%	4/15/23	24,138	24,165
Abbott Laboratories	2.950%	3/15/25	10,000	9,687
Abbott Laboratories	3.875%	9/15/25	29,015	29,600
AbbVie Inc.	3.600%	5/14/25	45,075	45,361
Agilent Technologies Inc.	5.000%	7/15/20	2,000	2,107
Agilent Technologies Inc.	3.200%	10/1/22	10,000	9,976
Altria Group Inc.	9.250%	8/6/19	8,014	8,808
AmerisourceBergen Corp.	3.400%	5/15/24	17,000	17,032
AmerisourceBergen Corp.	3.450%	12/15/27	23,125	22,444
Anheuser-Busch Cos. LLC	5.000%	3/1/19	3,145	3,228
Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	15,000	14,944
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	19,347	18,975
Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	95,460	96,225
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	14,863	15,261
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	140,090	141,642
16 Anheuser-Busch InBev SA/NV	3.250%	1/24/33	600	867
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,514	9,149
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	7,210	7,597
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	12,286	12,926
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	19,381	18,975
12 Aramark Services Inc.	5.000%	2/1/28	7,995	8,115
12 BAT Capital Corp.	3.557%	8/15/27	40,000	39,001
Baxalta Inc.	3.600%	6/23/22	7,000	7,086
Baxalta Inc.	4.000%	6/23/25	48,729	49,539
Becton Dickinson & Co.	3.734%	12/15/24	7,800	7,818
Becton Dickinson & Co.	3.700%	6/6/27	29,250	28,817
Biogen Inc.	4.050%	9/15/25	30,092	31,230
Boston Scientific Corp.	4.125%	10/1/23	2,000	2,067
Bristol-Myers Squibb Co.	3.250%	2/27/27	23,913	24,006
Cardinal Health Inc.	3.500%	11/15/24	7,000	6,943
12 Cargill Inc.	3.250%	11/15/21	10,515	10,623
12 Cargill Inc.	3.300%	3/1/22	10,000	10,039
Catholic Health Initiatives Colorado GO	4.200%	8/1/23	2,000	2,042
Celgene Corp.	2.250%	8/15/21	41,115	40,045
Coca-Cola Co.	2.875%	10/27/25	12,000	11,791
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	1,595	1,593
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	5,000	5,184
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	12,500	12,807
Conagra Brands Inc.	3.250%	9/15/22	11,950	11,952
Constellation Brands Inc.	3.750%	5/1/21	4,250	4,348
Covidien International Finance SA	4.200%	6/15/20	7,735	8,029
Covidien International Finance SA	3.200%	6/15/22	13,500	13,626
Diageo Capital plc	4.828%	7/15/20	5,689	6,003

67

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dignity Health California GO	3.812%	11/1/24	1,000	1,019
Express Scripts Holding Co.	3.000%	7/15/23	5,959	5,840
Express Scripts Holding Co.	3.500%	6/15/24	9,000	8,977
Express Scripts Holding Co.	4.500%	2/25/26	28,000	29,152
Express Scripts Holding Co.	3.400%	3/1/27	5,000	4,825
Gilead Sciences Inc.	3.700%	4/1/24	139,860	144,011
Gilead Sciences Inc.	3.500%	2/1/25	82,807	84,042
Gilead Sciences Inc.	3.650%	3/1/26	13,800	14,110
12 Grupo Bimbo SAB de CV	3.875%	6/27/24	5,500	5,593
12 Hologic Inc.	4.375%	10/15/25	5,325	5,325
12 Hologic Inc.	4.625%	2/1/28	8,650	8,650
Hormel Foods Corp.	4.125%	4/15/21	625	649
JM Smucker Co.	2.500%	3/15/20	1,575	1,572
JM Smucker Co.	3.375%	12/15/27	10,000	9,798
Kimberly-Clark Corp.	3.625%	8/1/20	3,300	3,380
Koninklijke Philips NV	3.750%	3/15/22	5,000	5,135
Kraft Foods Group Inc.	6.125%	8/23/18	6,000	6,119
Kroger Co.	2.950%	11/1/21	3,000	3,003
Laboratory Corp. of America Holdings	3.250%	9/1/24	12,000	11,877
Laboratory Corp. of America Holdings	3.600%	2/1/25	2,000	2,002
McKesson Corp.	7.500%	2/15/19	6,100	6,408
McKesson Corp.	2.850%	3/15/23	5,000	4,907
18 McKesson Corp.	3.125%	2/17/29	6,600	9,409
Medtronic Inc.	3.150%	3/15/22	41,853	42,377
Medtronic Inc.	3.625%	3/15/24	15,590	15,996
Medtronic Inc.	3.500%	3/15/25	85,100	86,657
12 Minerva Luxembourg SA	5.875%	1/19/28	14,000	13,580
Newell Brands Inc.	3.850%	4/1/23	21,000	21,398
Newell Brands Inc.	4.200%	4/1/26	37,000	37,768
Newell Brands Inc.	5.375%	4/1/36	6,750	7,616
PepsiCo Inc.	2.750%	3/5/22	8,635	8,626
PepsiCo Inc.	3.600%	3/1/24	7,240	7,473
PepsiCo Inc.	2.750%	4/30/25	11,000	10,766
PepsiCo Inc.	2.850%	2/24/26	5,000	4,863
PerkinElmer Inc.	5.000%	11/15/21	8,000	8,512
Perrigo Finance Unlimited Co.	3.900%	12/15/24	25,000	24,880
Perrigo Finance Unlimited Co.	4.375%	3/15/26	37,476	38,088
Providence St. Joseph Health Obligated Group	2.746%	10/1/26	7,500	7,118
Quest Diagnostics Inc.	4.750%	1/30/20	1,000	1,040
Quest Diagnostics Inc.	4.700%	4/1/21	4,000	4,212
Quest Diagnostics Inc.	4.250%	4/1/24	2,000	2,100
Quest Diagnostics Inc.	3.450%	6/1/26	6,900	6,743
12 Reckitt Benckiser Treasury Services plc	3.625%	9/21/23	7,021	7,147
12 Reckitt Benckiser Treasury Services plc	2.750%	6/26/24	43,095	41,346
12 Reckitt Benckiser Treasury Services plc	3.000%	6/26/27	1,603	1,521
Reynolds American Inc.	6.875%	5/1/20	8,304	9,050
Reynolds American Inc.	4.850%	9/15/23	7,000	7,543
12 Roche Holdings Inc.	2.875%	9/29/21	21,521	21,605
12 Roche Holdings Inc.	3.350%	9/30/24	56,738	57,667
Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	18,090	17,526
Stryker Corp.	4.375%	1/15/20	4,000	4,133
Stryker Corp.	3.375%	5/15/24	5,000	5,062
16 Teva Pharmaceutical Finance Netherlands II BV	1.125%	10/15/24	7,600	8,129
Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	19,925	17,651
The Kroger Co.	3.400%	4/15/22	3,000	3,031
The Kroger Co.	3.500%	2/1/26	17,475	17,211
The Kroger Co.	3.700%	8/1/27	28,965	28,690
Thermo Fisher Scientific Inc.	4.500%	3/1/21	4,100	4,312
Thermo Fisher Scientific Inc.	3.200%	8/15/27	4,000	3,866
Tyson Foods Inc.	4.500%	6/15/22	12,470	13,159
Tyson Foods Inc.	3.950%	8/15/24	6,000	6,193
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	31,000	30,383

68

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Energy (5.9%)
	Anadarko Petroleum Corp.	4.850%	3/15/21	6,290	6,621
	Anadarko Petroleum Corp.	3.450%	7/15/24	10,000	9,914
	Andeavor	4.750%	12/15/23	10,000	10,663
	Andeavor	5.125%	12/15/26	24,530	26,707
	Andeavor	4.500%	4/1/48	2,985	3,002
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	4.250%	12/1/27	33,695	33,906
12	APT Pipelines Ltd.	4.250%	7/15/27	6,840	6,960
12	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor
	Inc.	3.337%	12/15/27	24,000	23,395
	BP Capital Markets plc	4.750%	3/10/19	8,350	8,566
	BP Capital Markets plc	4.500%	10/1/20	20,500	21,511
	BP Capital Markets plc	3.561%	11/1/21	21,780	22,368
	BP Capital Markets plc	3.062%	3/17/22	15,970	16,103
	BP Capital Markets plc	3.245%	5/6/22	44,000	44,788
	BP Capital Markets plc	2.520%	9/19/22	10,000	9,834
	BP Capital Markets plc	2.500%	11/6/22	16,852	16,550
	BP Capital Markets plc	2.750%	5/10/23	47,740	47,401
	BP Capital Markets plc	3.994%	9/26/23	22,000	23,163
	BP Capital Markets plc	3.216%	11/28/23	27,000	27,185
	BP Capital Markets plc	3.814%	2/10/24	36,910	38,347
	BP Capital Markets plc	3.224%	4/14/24	16,774	16,888
	BP Capital Markets plc	3.535%	11/4/24	30,355	31,042
	BP Capital Markets plc	3.506%	3/17/25	5,125	5,227
	BP Capital Markets plc	3.119%	5/4/26	17,150	16,939
	BP Capital Markets plc	3.279%	9/19/27	22,450	22,173
	Buckeye Partners LP	4.125%	12/1/27	15,000	14,680
	Canadian Natural Resources Ltd.	3.850%	6/1/27	18,000	18,126
	Cenovus Energy Inc.	3.800%	9/15/23	3,240	3,260
	Cenovus Energy Inc.	4.250%	4/15/27	46,500	46,209
	Chevron Corp.	2.193%	11/15/19	2,000	1,995
	Chevron Corp.	1.961%	3/3/20	9,220	9,138
	Chevron Corp.	2.411%	3/3/22	21,340	21,049
	Chevron Corp.	2.355%	12/5/22	52,115	51,011
	Chevron Corp.	3.191%	6/24/23	13,933	14,109
	Chevron Corp.	3.326%	11/17/25	6,210	6,280
	Cimarex Energy Co.	3.900%	5/15/27	12,542	12,666
	Concho Resources Inc.	3.750%	10/1/27	5,000	4,950
	ConocoPhillips Co.	2.400%	12/15/22	29,000	28,468
	ConocoPhillips Co.	3.350%	11/15/24	18,184	18,515
	ConocoPhillips Co.	4.950%	3/15/26	43,907	48,732
12	Continental Resources Inc.	4.375%	1/15/28	13,800	13,748
	Dominion Energy Gas Holdings LLC	3.600%	12/15/24	25,000	25,157
5,13	Enbridge Energy Partners LP	5.492%	10/1/77	1,110	1,106
	Energy Transfer LP	9.700%	3/15/19	4,432	4,764
	Energy Transfer LP	4.650%	6/1/21	2,130	2,224
	Energy Transfer LP	5.200%	2/1/22	18,963	20,166
	Energy Transfer LP	3.600%	2/1/23	8,439	8,387
	Energy Transfer LP	4.900%	2/1/24	8,042	8,406
	Energy Transfer LP	4.050%	3/15/25	9,537	9,496
	Energy Transfer LP	5.300%	4/15/47	6,155	6,217
	EOG Resources Inc.	2.625%	3/15/23	18,885	18,484
	EQT Corp.	8.125%	6/1/19	5,500	5,879
	EQT Corp.	4.875%	11/15/21	4,000	4,232
	EQT Corp.	3.000%	10/1/22	20,000	19,585
	EQT Corp.	3.900%	10/1/27	21,000	20,617
	Exxon Mobil Corp.	2.726%	3/1/23	15,850	15,771
	Exxon Mobil Corp.	2.709%	3/6/25	11,250	10,994
	Exxon Mobil Corp.	3.043%	3/1/26	4,000	3,982
	Halliburton Co.	3.250%	11/15/21	10,800	10,949
	Halliburton Co.	3.500%	8/1/23	5,000	5,081
	Hess Corp.	4.300%	4/1/27	6,000	6,031
	Kinder Morgan Energy Partners LP	5.800%	3/1/21	5,000	5,377

69

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kinder Morgan Energy Partners LP	5.000%	8/15/42	1,235	1,277
Kinder Morgan Energy Partners LP	5.000%	3/1/43	3,235	3,345
Kinder Morgan Inc.	7.750%	1/15/32	3,145	4,036
Marathon Oil Corp.	2.800%	11/1/22	16,800	16,465
Marathon Oil Corp.	3.850%	6/1/25	13,850	14,008
Marathon Oil Corp.	4.400%	7/15/27	24,720	25,582
MPLX LP	4.500%	7/15/23	13,800	14,456
MPLX LP	4.875%	12/1/24	49,105	52,480
12 Nabors Industries Inc.	5.750%	2/1/25	1,555	1,530
National Oilwell Varco Inc.	2.600%	12/1/22	9,300	8,993
Occidental Petroleum Corp.	3.125%	2/15/22	19,080	19,296
Occidental Petroleum Corp.	2.700%	2/15/23	22,604	22,294
ONEOK Partners LP	5.000%	9/15/23	8,805	9,341
Phillips 66 Partners LP	3.750%	3/1/28	11,625	11,490
Pioneer Natural Resources Co.	3.950%	7/15/22	13,000	13,393
Pioneer Natural Resources Co.	4.450%	1/15/26	3,000	3,173
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.875%	3/1/22	6,025	6,515
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.000%	10/1/22	26,484	28,073
Sabine Pass Liquefaction LLC	6.250%	3/15/22	20,000	22,075
Sabine Pass Liquefaction LLC	5.625%	4/15/23	15,400	16,767
Sabine Pass Liquefaction LLC	5.750%	5/15/24	34,480	37,885
Sabine Pass Liquefaction LLC	5.625%	3/1/25	33,870	37,045
12 Schlumberger Holdings Corp.	4.000%	12/21/25	14,801	15,358
Schlumberger Investment SA	3.650%	12/1/23	4,200	4,342
Shell International Finance BV	2.375%	8/21/22	29,609	28,956
Shell International Finance BV	2.250%	1/6/23	10,500	10,186
Shell International Finance BV	3.400%	8/12/23	10,000	10,230
Shell International Finance BV	3.250%	5/11/25	68,378	68,729
Shell International Finance BV	2.875%	5/10/26	28,750	28,178
Shell International Finance BV	4.000%	5/10/46	5,000	5,167
Sunoco Logistics Partners Operations LP	4.000%	10/1/27	2,992	2,916
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	795	962
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	3,960	5,141
Total Capital Canada Ltd.	2.750%	7/15/23	26,570	26,370
Total Capital International SA	2.875%	2/17/22	31,378	31,428
Total Capital International SA	2.700%	1/25/23	9,660	9,553
Total Capital International SA	3.700%	1/15/24	5,000	5,184
Total Capital SA	4.450%	6/24/20	9,812	10,248
TransCanada PipeLines Ltd.	3.800%	10/1/20	4,292	4,420
TransCanada PipeLines Ltd.	2.500%	8/1/22	8,025	7,879
TransCanada PipeLines Ltd.	3.750%	10/16/23	19,615	20,219
TransCanada PipeLines Ltd.	4.875%	1/15/26	18,330	20,160
TransCanada PipeLines Ltd.	4.625%	3/1/34	3,335	3,677
Valero Energy Corp.	9.375%	3/15/19	4,200	4,515
Valero Energy Partners LP	4.375%	12/15/26	6,835	7,040
Williams Partners LP	4.500%	11/15/23	6,133	6,420
Williams Partners LP	3.900%	1/15/25	5,116	5,175
Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	9,000	9,415
Other Industrial (0.1%)
CBRE Services Inc.	4.875%	3/1/26	10,000	10,648
12 Hutchison Whampoa International 09 Ltd.	7.625%	4/9/19	20,710	21,903
Technology (6.7%)
Apple Inc.	2.850%	5/6/21	17,125	17,230
Apple Inc.	2.150%	2/9/22	16,220	15,837
Apple Inc.	2.500%	2/9/22	32,000	31,691
Apple Inc.	2.850%	2/23/23	37,715	37,581
Apple Inc.	2.400%	5/3/23	82,625	80,405
Apple Inc.	3.000%	2/9/24	49,825	49,646
Apple Inc.	3.450%	5/6/24	64,000	65,389
Apple Inc.	2.850%	5/11/24	46,542	45,893
Apple Inc.	2.750%	1/13/25	22,300	21,705

70

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Apple Inc.	2.500%	2/9/25	52,463	50,202
Apple Inc.	3.200%	5/13/25	15,370	15,330
Apple Inc.	3.250%	2/23/26	51,963	51,707
Apple Inc.	2.450%	8/4/26	21,899	20,497
Apple Inc.	3.350%	2/9/27	40,600	40,663
Apple Inc.	3.200%	5/11/27	27,300	27,018
Apple Inc.	3.000%	6/20/27	13,125	12,768
Apple Inc.	2.900%	9/12/27	41,055	39,645
Apple Inc.	3.000%	11/13/27	17,500	17,006
Applied Materials Inc.	3.900%	10/1/25	10,000	10,396
Applied Materials Inc.	3.300%	4/1/27	10,000	9,937
Baidu Inc.	3.500%	11/28/22	13,000	13,048
12 Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	29,750	29,263
12 Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.125%	1/15/25	19,450	18,332
12 Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	29,750	28,948
12 Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/28	32,585	30,562
Cisco Systems Inc.	3.000%	6/15/22	7,000	7,053
Cisco Systems Inc.	2.200%	9/20/23	17,500	16,845
Cisco Systems Inc.	2.950%	2/28/26	10,000	9,802
12 Dell International LLC / EMC Corp.	5.450%	6/15/23	42,975	46,096
12 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	6.020%	6/15/26	49,115	53,591
DXC Technology Co.	4.250%	4/15/24	8,760	9,012
DXC Technology Co.	4.750%	4/15/27	9,775	10,181
Fidelity National Information Services Inc.	3.500%	4/15/23	4,061	4,091
Fidelity National Information Services Inc.	3.875%	6/5/24	637	658
Fidelity National Information Services Inc.	3.000%	8/15/26	10,000	9,491
Hewlett Packard Enterprise Co.	4.400%	10/15/22	10,000	10,406
Hewlett Packard Enterprise Co.	4.900%	10/15/25	33,500	35,005
Intel Corp.	2.875%	5/11/24	30,175	29,922
Intel Corp.	3.700%	7/29/25	18,871	19,508
International Business Machines Corp.	1.875%	8/1/22	17,000	16,259
International Business Machines Corp.	3.375%	8/1/23	21,000	21,337
International Business Machines Corp.	3.625%	2/12/24	22,000	22,599
International Business Machines Corp.	3.450%	2/19/26	15,500	15,696
Microsoft Corp.	2.375%	2/12/22	33,070	32,668
Microsoft Corp.	2.650%	11/3/22	14,215	14,148
Microsoft Corp.	2.125%	11/15/22	9,000	8,743
Microsoft Corp.	2.000%	8/8/23	30,000	28,639
Microsoft Corp.	3.625%	12/15/23	19,000	19,711
Microsoft Corp.	2.875%	2/6/24	3,870	3,859
Microsoft Corp.	2.700%	2/12/25	41,755	40,837
Microsoft Corp.	3.125%	11/3/25	47,715	47,730
Microsoft Corp.	2.400%	8/8/26	46,455	43,803
Microsoft Corp.	3.300%	2/6/27	73,030	73,654
Oracle Corp.	2.500%	5/15/22	42,635	42,179
Oracle Corp.	2.500%	10/15/22	41,852	41,092
Oracle Corp.	2.400%	9/15/23	32,000	31,004
Oracle Corp.	3.400%	7/8/24	43,500	44,292
Oracle Corp.	2.950%	11/15/24	45,200	44,580
Oracle Corp.	2.950%	5/15/25	38,885	38,281
Pitney Bowes Inc.	3.625%	10/1/21	6,375	6,184
QUALCOMM Inc.	2.600%	1/30/23	35,485	34,214
QUALCOMM Inc.	2.900%	5/20/24	76,995	73,913
QUALCOMM Inc.	3.450%	5/20/25	14,665	14,404
QUALCOMM Inc.	3.250%	5/20/27	18,525	17,662
12 Seagate HDD Cayman	4.875%	3/1/24	14,665	14,812
Total System Services Inc.	3.750%	6/1/23	10,800	10,875
Tyco Electronics Group SA	4.875%	1/15/21	4,335	4,574
Tyco Electronics Group SA	3.500%	2/3/22	19,370	19,928
Tyco Electronics Group SA	3.450%	8/1/24	8,710	8,808
Tyco Electronics Group SA	3.700%	2/15/26	7,483	7,624
Tyco Electronics Group SA	3.125%	8/15/27	22,000	21,505
12 Vantiv LLC / Vanity Issuer Corp.	4.375%	11/15/25	6,800	6,749
Verisk Analytics Inc.	4.125%	9/12/22	11,264	11,675

71

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Verisk Analytics Inc.	4.000%	6/15/25	8,000	8,164
	VMware Inc.	2.950%	8/21/22	9,720	9,423
	VMware Inc.	3.900%	8/21/27	4,160	4,018
	Western Digital Corp.	4.750%	2/15/26	18,000	18,247
	Xerox Corp.	6.350%	5/15/18	1,251	1,265
	Transportation (2.2%)
12	Adani Ports & Special Economic Zone Ltd.	4.000%	7/30/27	19,100	18,599
12	Air Canada	7.750%	4/15/21	26,205	29,415
5,12	Air Canada 2017-1 Class A Pass Through Trust	3.550%	1/15/30	10,640	10,527
5,12	Air Canada 2017-1 Class AA Pass Through Trust	3.300%	1/15/30	43,625	42,735
5,12	Air Canada 2017-1 Class B Pass Through Trust	3.700%	1/15/26	15,395	15,227
5	American Airlines 2016-3 Class B Pass Through Trust	3.750%	10/15/25	27,555	27,182
5	American Airlines 2017-2B Class B Pass Through Trust	3.700%	10/15/25	29,125	28,749
14	Asciano Finance Ltd.	5.250%	5/19/25	8,640	7,285
	Burlington Northern Santa Fe LLC	4.100%	6/1/21	2,488	2,591
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	2,980	3,051
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	10,830	10,888
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	8,505	8,898
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	8,000	8,367
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	41,327	42,282
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	16,231	20,248
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	14,360	14,394
5	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	657	703
5	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	10/1/22	709	760
5	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	3,150	3,371
5	Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	4,644	4,819
5	Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	6,867	7,092
5	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	5,395	5,524
5	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	985	1,021
5	CSX Transportation Inc.	6.251%	1/15/23	2,631	2,940
5	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	8,171	8,926
5	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	32,859	36,800
5	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	2,119	2,272
5	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	3,851	3,909
5	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	2,071	2,138
5	Delta Air Lines 2015-1 Class A Pass Through Trust	3.875%	1/30/29	8,033	8,203
	Delta Air Lines Inc.	3.625%	3/15/22	33,425	33,601
12	ERAC USA Finance LLC	3.850%	11/15/24	8,000	8,148
12	ERAC USA Finance LLC	3.800%	11/1/25	9,000	9,088
5	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	40,773	41,297
5,12	Heathrow Funding Ltd.	4.875%	7/15/23	330	351
	Kansas City Southern	3.125%	6/1/26	42,520	40,340
14	Qantas Airways Ltd.	7.500%	6/11/21	13,790	12,498
14	Qantas Airways Ltd.	7.750%	5/19/22	4,780	4,476
	Southwest Airlines Co.	7.375%	3/1/27	4,795	6,067
5	Southwest Airlines Co. 2007-1 Pass Through Trust	6.650%	8/1/22	5,565	6,023
5	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	12,369	13,358
5	Spirit Airlines Class A Pass Through Certificates Series 2015-1	4.100%	10/1/29	28,008	28,697
5	Spirit Airlines Pass Through Trust 2017-1A	3.650%	2/15/30	29,670	29,408
	Union Pacific Corp.	2.950%	1/15/23	8,364	8,385
5	United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	4,828	5,017
5	United Airlines 2016-1 Class B Pass Through Trust	3.650%	1/7/26	15,405	15,137
	United Continental Holdings Inc.	6.375%	6/1/18	2,775	2,807
5	US Airways 2001-1C Pass Through Trust	7.346%	9/20/23	3,057	3,390
14	WSO Finance Pty Ltd.	3.500%	7/14/23	10,260	8,215
					9,678,093
Utilities (3.6%)
	Electric (3.4%)
12	AEP Transmission Co. LLC	3.100%	12/1/26	3,265	3,196
	AEP Transmission Co. LLC	3.100%	12/1/26	6,835	6,690

72

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ameren Illinois Co.	2.700%	9/1/22	7,449	7,377
Ameren Illinois Co.	3.250%	3/1/25	11,680	11,672
14 AusNet Services Holdings Pty Ltd.	5.250%	2/14/20	3,700	3,127
Baltimore Gas & Electric Co.	2.800%	8/15/22	16,840	16,659
Baltimore Gas & Electric Co.	3.350%	7/1/23	10,627	10,729
12 Berkshire Hathaway Energy Co.	2.800%	1/15/23	7,955	7,873
Berkshire Hathaway Energy Co.	3.750%	11/15/23	47,864	49,228
12 Berkshire Hathaway Energy Co.	3.250%	4/15/28	16,025	15,724
12 Cerro del Aguila SA	4.125%	8/16/27	11,000	10,867
Commonwealth Edison Co.	3.100%	11/1/24	5,790	5,743
Connecticut Light & Power Co.	2.500%	1/15/23	32,960	32,302
DTE Electric Co.	3.900%	6/1/21	14,650	15,097
DTE Electric Co.	2.650%	6/15/22	1,000	987
Edison International	2.400%	9/15/22	4,500	4,351
12 EDP Finance BV	4.125%	1/15/20	13,664	14,029
12 EDP Finance BV	5.250%	1/14/21	2,500	2,659
12 EDP Finance BV	3.625%	7/15/24	10,885	10,863
Emera US Finance LP	3.550%	6/15/26	7,000	6,826
12 Enel Finance International NV	2.875%	5/25/22	15,105	14,923
12 Enel Finance International NV	3.625%	5/25/27	37,051	36,119
12 Enel Finance International NV	3.500%	4/6/28	5,000	4,809
Entergy Arkansas Inc.	3.750%	2/15/21	8,770	9,039
Entergy Arkansas Inc.	3.050%	6/1/23	7,410	7,354
Entergy Arkansas Inc.	3.700%	6/1/24	3,318	3,411
Entergy Arkansas Inc.	3.500%	4/1/26	15,620	15,797
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	5,699	6,410
Entergy Louisiana LLC	4.800%	5/1/21	12,780	13,567
Entergy Louisiana LLC	3.300%	12/1/22	6,915	6,959
Entergy Louisiana LLC	4.050%	9/1/23	6,400	6,694
Entergy Louisiana LLC	5.400%	11/1/24	8,562	9,567
Entergy Louisiana LLC	2.400%	10/1/26	14,120	13,048
Entergy Louisiana LLC	3.120%	9/1/27	6,425	6,289
Entergy Louisiana LLC	4.950%	1/15/45	9,250	9,490
Exelon Corp.	3.497%	6/1/22	3,631	3,651
Exelon Corp.	3.950%	6/15/25	26,652	27,320
FirstEnergy Corp.	2.850%	7/15/22	20,230	19,843
FirstEnergy Corp.	4.250%	3/15/23	11,842	12,353
FirstEnergy Corp.	3.900%	7/15/27	18,380	18,568
12 FirstEnergy Transmission LLC	4.350%	1/15/25	17,035	17,793
Georgia Power Co.	2.400%	4/1/21	4,735	4,693
Georgia Power Co.	2.850%	5/15/22	16,559	16,475
Georgia Power Co.	3.250%	3/30/27	22,090	21,711
ITC Holdings Corp.	3.250%	6/30/26	14,700	14,413
12 ITC Holdings Corp.	3.350%	11/15/27	18,745	18,300
Kentucky Utilities Co.	3.300%	10/1/25	8,940	8,910
LG&E & KU Energy LLC	4.375%	10/1/21	9,785	10,237
Louisville Gas & Electric Co.	3.300%	10/1/25	4,530	4,536
MidAmerican Energy Co.	3.700%	9/15/23	5,500	5,636
National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	3,415	3,388
12 Niagara Mohawk Power Corp.	2.721%	11/28/22	2,000	1,958
NSTAR Electric Co.	2.375%	10/15/22	7,700	7,502
NSTAR Electric Co.	3.250%	11/15/25	10,000	9,938
NSTAR Electric Co.	3.200%	5/15/27	16,330	16,135
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	23,887	27,830
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	1,200	1,178
Pacific Gas & Electric Co.	2.450%	8/15/22	6,500	6,283
Pacific Gas & Electric Co.	3.250%	6/15/23	28,755	28,648
Pacific Gas & Electric Co.	3.850%	11/15/23	3,710	3,798
12 Pacific Gas & Electric Co.	3.300%	12/1/27	47,204	45,281
PacifiCorp	3.600%	4/1/24	14,000	14,489
PacifiCorp	3.350%	7/1/25	12,720	12,803
Potomac Electric Power Co.	3.050%	4/1/22	2,270	2,207
Potomac Electric Power Co.	3.600%	3/15/24	12,690	13,058
Puget Energy Inc.	5.625%	7/15/22	19,769	21,485

73

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Puget Energy Inc.	3.650%	5/15/25	13,665	13,760
	SCANA Corp.	6.250%	4/1/20	8,500	9,087
	SCANA Corp.	4.750%	5/15/21	3,378	3,523
	Southern Co.	2.350%	7/1/21	2,307	2,264
5	Southern Co.	5.500%	3/15/57	6,545	6,889
	Southwestern Electric Power Co.	3.550%	2/15/22	16,530	16,794
	Southwestern Public Service Co.	3.300%	6/15/24	41,070	41,291
	Tampa Electric Co.	5.400%	5/15/21	13,000	14,023
12	Trans-Allegheny Interstate Line Co.	3.850%	6/1/25	11,000	11,225
	Virginia Electric & Power Co.	3.450%	9/1/22	9,000	9,172
	Virginia Electric & Power Co.	2.750%	3/15/23	4,744	4,676
	Virginia Electric & Power Co.	3.450%	2/15/24	7,000	7,093
	Virginia Electric & Power Co.	3.100%	5/15/25	8,885	8,782
	Virginia Electric & Power Co.	3.150%	1/15/26	10,000	9,841
	Virginia Electric & Power Co.	2.950%	11/15/26	12,185	11,780
	Westar Energy Inc.	3.100%	4/1/27	3,450	3,353
	Western Massachusetts Electric Co.	3.500%	9/15/21	10,000	10,190
	Natural Gas (0.2%)
12	Centrica plc	4.000%	10/16/23	14,032	14,231
12	Engie SA	2.875%	10/10/22	3,480	3,451
	Sempra Energy	4.050%	12/1/23	10,455	10,881
	Sempra Energy	3.250%	6/15/27	11,874	11,537
	Sempra Energy	3.400%	2/1/28	20,000	19,600
	Southern Co. Gas Capital Corp.	3.250%	6/15/26	4,125	3,981
1,067,319
Total Corporate Bonds (Cost $20,308,039)					20,221,978
Sovereign Bonds (7.4%)
	Argentine Republic	6.250%	4/22/19	4,500	4,662
	Argentine Republic	6.875%	1/11/48	13,200	12,808
12	Banco do Brasil SA	4.625%	1/15/25	10,200	10,048
12	Banco Latinoamericano de Comercio Exterior SA	3.250%	5/7/20	4,000	4,024
12	Bank Nederlandse Gemeenten NV	2.500%	1/23/23	1,000	985
16	Banque Centrale de Tunisie SA	5.625%	2/17/24	10,340	13,490
12	Banque Ouest Africaine de Developpement	5.000%	7/27/27	4,929	5,091
12	Bermuda	4.138%	1/3/23	2,000	2,085
	Bermuda	4.854%	2/6/24	17,825	19,075
12	Bermuda	4.854%	2/6/24	1,000	1,071
	BOC Aviation Ltd.	3.875%	5/9/19	800	808
12	BOC Aviation Ltd.	2.375%	9/15/21	15,000	14,489
	BOC Aviation Ltd.	3.875%	4/27/26	3,700	3,650
	Cayman Islands	5.950%	11/24/19	500	530
12	CDP Financial Inc.	4.400%	11/25/19	16,450	17,008
12	CDP Financial Inc.	3.150%	7/24/24	8,000	8,080
	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	6,300	6,502
	CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	5,000	5,230
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	20,000	19,575
12	CNPC General Capital Ltd.	3.400%	4/16/23	1,000	1,000
	Corp. Financiera de Desarrollo SA	3.250%	7/15/19	5,000	5,026
12	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	1,400	1,470
12	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	3,000	3,077
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	29,660	30,410
	Corp. Nacional del Cobre de Chile	4.500%	9/16/25	17,250	18,239
12,19	Dexia Credit Local SA	1.875%	9/15/21	10,000	9,687
12	Dexia Credit Local SA	2.375%	9/20/22	1,750	1,709
12	Electricite de France SA	3.625%	10/13/25	4,800	4,840
	Emirate of Abu Dhabi	3.125%	10/11/27	84,000	80,555
	Emirate of Abu Dhabi	4.125%	10/11/47	6,800	6,635
12	Empresa Nacional del Petroleo	4.500%	9/14/47	9,200	8,914
5,12	ENA Norte Trust	4.950%	4/25/28	1,440	1,500
	Export-Import Bank of India	3.375%	8/5/26	5,000	4,808
12	Export-Import Bank of India	3.875%	2/1/28	14,400	14,300
	Export-Import Bank of Korea	2.875%	9/17/18	3,000	3,000

74

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Export-Import Bank of Korea	5.125%	6/29/20	17,000	17,816
	Export-Import Bank of Korea	4.000%	1/29/21	1,000	1,028
	Export-Import Bank of Korea	4.375%	9/15/21	2,570	2,676
	Export-Import Bank of Korea	2.750%	1/25/22	2,500	2,454
	Export-Import Bank of Korea	3.000%	11/1/22	45,108	44,623
	Federative Republic of Brazil	5.000%	1/27/45	10,450	9,666
	Federative Republic of Brazil	5.625%	2/21/47	23,700	23,789
16	French Republic	0.000%	2/25/18	33,000	40,981
	Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	27,800	29,810
	Gazprom OAO Via Gaz Capital SA	7.288%	8/16/37	7,000	8,780
	ICBCIL Finance Co. Ltd.	3.250%	3/17/20	4,800	4,786
	ICBCIL Finance Co. Ltd.	3.000%	4/5/20	3,538	3,508
	ICBCIL Finance Co. Ltd.	3.200%	11/10/20	5,000	4,969
	ICBCIL Finance Co. Ltd.	2.750%	5/19/21	10,000	9,761
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	2,400	2,408
	Industrial & Commercial Bank of China Ltd.	3.538%	11/8/27	19,670	19,127
	State of Israel	4.125%	1/17/48	9,350	9,397
20	Japan Bank for International Cooperation	2.000%	11/4/21	37,500	36,403
	Japan Finance Organization for Municipalities	1.375%	2/5/18	18,400	18,399
	Japan Finance Organization for Municipalities	1.375%	4/18/18	5,000	4,995
	Japan Finance Organization for Municipalities	2.500%	9/12/18	6,200	6,190
	Kazakhstan Temir Zholy Finance BV	6.950%	7/10/42	4,565	5,413
	KazMunayGas National Co. JSC	9.125%	7/2/18	26,000	26,650
12	KazMunayGas National Co. JSC	3.875%	4/19/22	8,600	8,675
12	Kingdom of Saudi Arabia	2.375%	10/26/21	785	762
	Kingdom of Saudi Arabia	2.375%	10/26/21	97,077	94,139
	Kingdom of Saudi Arabia	2.875%	3/4/23	31,670	30,960
	Kingdom of Saudi Arabia	4.625%	10/4/47	20,340	20,247
12,16	Kingdom of Spain	1.450%	10/31/27	24,671	30,691
	Korea Development Bank	4.625%	11/16/21	3,285	3,458
12	Korea Western Power Co. Ltd.	2.875%	10/10/18	2,000	2,000
12	Kowloon-Canton Railway Corp.	5.125%	5/20/19	2,500	2,578
	KSA Sukuk Ltd.	2.894%	4/20/22	9,000	8,871
16	Former Yugoslav Republic of Macedonia	2.750%	1/18/25	4,800	6,012
	Nexen Energy ULC	6.200%	7/30/19	2,000	2,100
	Nexen Energy ULC	5.875%	3/10/35	3,500	4,188
	Nexen Energy ULC	6.400%	5/15/37	1,800	2,288
	North American Development Bank	2.300%	10/10/18	1,500	1,499
	North American Development Bank	2.400%	10/26/22	1,300	1,276
	NTPC Ltd.	4.250%	2/26/26	6,250	6,332
	OCP SA	5.625%	4/25/24	9,000	9,649
	Sultanate of Oman	6.750%	1/17/48	12,200	12,402
12	Ontario Teachers' Cadillac Fairview Properties Trust	3.125%	3/20/22	6,000	5,981
12	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	7,000	7,018
	Ooredoo Tamweel Ltd.	3.039%	12/3/18	10,000	10,023
12	Pertamina Persero PT	6.000%	5/3/42	1,000	1,131
	Perusahaan Penerbit SBSN Indonesia III	4.550%	3/29/26	2,660	2,786
12	Petrobras Global Finance BV	5.299%	1/27/25	23,529	23,705
	Petrobras Global Finance BV	5.299%	1/27/25	25,240	25,407
	Petrobras Global Finance BV	8.750%	5/23/26	9,625	11,598
	Petrobras Global Finance BV	7.375%	1/17/27	390	431
12	Petrobras Global Finance BV	5.999%	1/27/28	9,650	9,746
	Petroleos Mexicanos	5.500%	2/4/19	5,515	5,664
	Petroleos Mexicanos	5.500%	1/21/21	160,211	169,702
12	Petroleos Mexicanos	6.750%	9/21/47	9,790	10,275
16	Portugal Obrigacoes do Tesouro OT	4.125%	4/14/27	40,600	60,428
	Province of Alberta	1.900%	12/6/19	25,000	24,730
12	Province of Alberta	2.050%	8/17/26	7,000	6,447
	Province of New Brunswick	2.750%	6/15/18	1,250	1,253
	Province of Ontario	3.000%	7/16/18	3,000	3,008
	Province of Ontario	4.000%	10/7/19	4,500	4,617
	Province of Quebec	2.375%	1/31/22	15,700	15,474
	Republic of Colombia	7.375%	3/18/19	2,150	2,268
	Republic of Colombia	10.375%	1/28/33	39,392	62,557

75

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Republic of Colombia	5.000%	6/15/45	2,000	2,112
	Republic of Croatia	6.375%	3/24/21	7,250	7,909
	Republic of Guatemala	4.375%	6/5/27	19,205	19,102
	Republic of Hungary	4.125%	2/19/18	19,000	19,015
	Republic of Hungary	6.250%	1/29/20	69,735	74,446
	Republic of Hungary	6.375%	3/29/21	5,980	6,585
	Republic of Indonesia	4.875%	5/5/21	52,925	55,992
16	Republic of Indonesia	2.875%	7/8/21	5,400	7,248
	Republic of Indonesia	3.750%	4/25/22	75,108	76,798
	Republic of Indonesia	3.375%	4/15/23	10,290	10,314
	Republic of Indonesia	5.375%	10/17/23	7,000	7,702
	Republic of Indonesia	5.875%	1/15/24	20,000	22,566
	Republic of Kazakhstan	3.875%	10/14/24	12,000	12,440
	Republic of Korea	7.125%	4/16/19	1,500	1,579
12	Republic of Latvia	2.750%	1/12/20	1,000	1,003
	Republic of Lithuania	7.375%	2/11/20	18,265	19,961
12	Republic of Lithuania	6.125%	3/9/21	7,400	8,112
	Republic of Lithuania	6.125%	3/9/21	42,564	46,686
	Republic of Panama	9.375%	4/1/29	300	449
	Republic of Panama	8.125%	4/28/34	9,136	12,515
5	Republic of Panama	6.700%	1/26/36	2,400	3,167
	Republic of Poland	5.125%	4/21/21	16,505	17,681
	Republic of Poland	5.000%	3/23/22	10,730	11,588
	Republic of Romania	6.750%	2/7/22	982	1,114
16	Republic of Romania	2.750%	10/29/25	4,500	6,073
	Republic of Slovenia	5.500%	10/26/22	36,554	40,714
	Republic of the Philippines	4.000%	1/15/21	5,000	5,187
	Republic of Turkey	6.750%	4/3/18	17,915	18,029
	Republic of Turkey	5.750%	3/22/24	12,500	13,187
	Republic of Turkey	4.875%	10/9/26	6,690	6,523
	Republic of Turkey	4.875%	4/16/43	2,186	1,872
	Republic of Turkey	5.750%	5/11/47	10,000	9,475
	Sinopec Capital 2013 Ltd.	3.125%	4/24/23	13,170	12,913
12	Sinopec Group Overseas Development 2012 Ltd.	4.875%	5/17/42	5,000	5,474
	Sinopec Group Overseas Development 2012 Ltd.	4.875%	5/17/42	18,656	20,450
	Sinopec Group Overseas Development 2013 Ltd.	2.500%	10/17/18	5,310	5,303
12	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	1,800	1,875
	Sinopec Group Overseas Development 2017 Ltd.	2.500%	9/13/22	5,000	4,815
12	Sinopec Group Overseas Development 2017 Ltd.	3.625%	4/12/27	17,500	17,223
	Socialist Republic of Vietnam	4.800%	11/19/24	4,000	4,256
	State of Israel	3.150%	6/30/23	2,000	2,015
	State of Israel	2.875%	3/16/26	3,980	3,891
	State of Kuwait	2.750%	3/20/22	19,406	19,130
	State of Qatar	5.250%	1/20/20	30,000	31,269
	State of Qatar	2.375%	6/2/21	775	752
	Statoil ASA	3.150%	1/23/22	3,000	3,034
	Statoil ASA	2.450%	1/17/23	3,000	2,933
	Statoil ASA	3.950%	5/15/43	3,191	3,281
12	Temasek Financial I Ltd.	2.375%	1/23/23	1,000	977
	United Mexican States	4.000%	10/2/23	52,272	54,104
	United Mexican States	4.600%	2/10/48	11,200	10,976
	Socialist Republic of Vietnam	6.750%	1/29/20	10,000	10,667
	YPF SA	8.875%	12/19/18	2,500	2,615
12	YPF SA	7.000%	12/15/47	13,800	13,041
Total Sovereign Bonds (Cost $2,162,211)					2,168,524
Taxable Municipal Bonds (0.1%)
	Allentown PA Neighborhood Improvement Zone
	Development Authority Revenue	5.420%	5/1/21	4,000	3,994
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.995%	7/1/20	1,250	1,265
	Illinois GO	5.000%	1/1/23	1,835	1,880

76

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

					Face	Market
				Maturity	Amount	Value
		Coupon		Date	($000)	($000)
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	2.885%		1/1/21	1,000	1,001
	Johns Hopkins University Maryland GO	5.250%		7/1/19	199	207
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	EGSL	3.220%		2/1/21	4,948	4,967
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	ELL	3.450%		2/1/22	4,107	4,145
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.125%		2/1/24	1,500	1,669
	New York State Dormitory Authority Revenue
	(Employer Assessment)	3.892%		12/1/24	2,000	2,091
	Port Authority of New York & New Jersey Revenue	5.859%		12/1/24	2,000	2,337
	San Diego County CA Regional Airport Authority
	Revenue	3.730%		7/1/21	800	817
	San Diego County CA Regional Airport Authority
	Revenue	5.594%		7/1/43	6,200	6,825
	Sonoma County CA Pension Obligation Revenue	6.000%		12/1/29	4,960	5,733
	Texas GO	3.682%		8/1/24	2,000	2,048
	University of California Revenue	2.054%		5/15/18	500	501
	University of California Revenue	2.300%		5/15/21	1,000	986
Total Taxable Municipal Bonds (Cost $40,054)						40,466

Shares
Convertible Preferred Stocks (0.0%)
11,17	Lehman Brothers Holdings Inc. Pfd.				8,740	—
14,15	Sumitomo Mitsui Financial Group Inc.				11,799,000	9,597
Total Convertible Preferred Stocks (Cost $17,555)						9,597
Temporary Cash Investments (0.6%)
Money Market Fund (0.2%)
21	Vanguard Market Liquidity Fund	1.545%			635,242	63,525

					Face Amount ($000)
Commercial Paper (0.4%)
	JP Morgan Securities LLC	2.344%			99,610	97,285
Total Temporary Cash Investments (Cost $160,846)						160,810
					Notional Amount
			Expiration		on Underlying Swap
		Counterparty	Date	Exercise Rate	($000)
Credit Default Swaptions Purchased (0.0%)
	Call Swaptions on CDX-NA-IG-S29-V1 5-Year Index
	(Cost $46)	JPMC	3/21/18	47.50%	75,840	75
Total Investments (99.5%) (Cost $29,511,556)						29,323,866
					Notional Amount
		Expiration Date	Contracts	Exercise Rate	($000)
Liability for Options Written
Written Options on Futures (0.0%)
	Call Options on 10-Year U.S. Treasury Note Futures
	Contracts	2/23/18	201	USD 123.00	24,723	(16)
	Put Options on 10-Year U.S. Treasury Note Futures
	Contracts	2/23/18	2,000	USD 122.50	245,000	(2,156)
	Put Options on 10-Year U.S. Treasury Note Futures
	Contracts	2/23/18	201	USD 121.00	24,321	(60)
Total Options on Futures Written (Premiums Received $569)						(2,232)

77

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018
				Notional Amount on	Market
		Expiration		Underlying Swap	Value
	Counterparty	Date	Exercise Rate	($000)	($000)
Written Swaptions on Credit Default Index (0.0%)
Call Swaptions on CDX-NA-IG-S29-V1 5-Year Index	BARC	2/21/18	47.50%	91,180	(61)
Call Swaptions on CDX-NA-IG-S29-V1 5-Year Index	CITNA	3/21/18	47.50%	60,785	(60)
Call Swaptions on CDX-NA-HY-S29-V1 5-Year Index	MSCS	3/21/18	107.50%	30,360	(238)
Call Swaptions on CDX-NA-HY-S29-V1 5-Year Index	JPMC	3/21/18	108.25%	30,335	(102)
Put Swaptions on CDX-NA-IG-S29-V1 5-Year Index	BARC	2/21/18	47.50%	91,180	(73)
Put Swaptions on CDX-NA-IG-S29-V1 5-Year Index	CITNA	3/21/18	47.50%	60,785	(92)
Put Swaptions on CDX-NA-HY-S29-V1 5-Year Index	MSCS	3/21/18	107.50%	30,360	(177)
Total Credit Default Swaptions Written (Premiums Received $743)					(803)
Total Liability on Options Written (Premiums Received $1,312)					(3,035)
Other Assets and Liabilities—Net (0.5%)					151,768
Net Assets (100%)					29,472,599

1 Securities with a value of $12,133,000 have been segregated as collateral for open cleared swap contracts.
2 Securities with a value of $18,431,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
3 Securities with a value of $40,200,000 have been segregated as initial margin for open futures contracts.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
7 Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.
8 Adjustable-rate security based upon 12-month USD LIBOR plus spread.
9 Interest only security.
10 Inverse floating rate security whose interest rate is derived by subtracting 1-month USD LIBOR from a given cap.
11 Security value determined using significant unobservable inputs.
12 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2018, the aggregate value of these securities was $5,075,541,000, representing 17.2% of net assets.
13 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
14 Face amount denominated in Australian dollars.
15 Adjustable-rate security based upon 3-month AUD Australian Bank Bill Rate plus spread.
16 Face amount denominated in euro.
17 Non-income-producing security--security in default.
18 Face amount denominated in British pounds.
19 Guaranteed by multiple countries.
20 Guaranteed by the Government of Japan.
21 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.

78

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (5.9%)
U.S. Government Securities (4.7%)
	United States Treasury Note/Bond	1.000%	2/15/18	150	150
	United States Treasury Note/Bond	0.875%	7/15/18	500	498
	United States Treasury Note/Bond	1.375%	4/30/21	4,200	4,073
	United States Treasury Note/Bond	2.000%	8/31/21	5,057	4,988
	United States Treasury Note/Bond	1.875%	10/31/22	4,267	4,147
	United States Treasury Note/Bond	2.250%	11/15/24	11,600	11,306
	United States Treasury Note/Bond	2.000%	8/15/25	1,900	1,811
	United States Treasury Note/Bond	2.250%	11/15/25	13,457	13,034
	United States Treasury Note/Bond	1.625%	5/15/26	1,250	1,150
	United States Treasury Note/Bond	1.500%	8/15/26	59,000	53,561
	United States Treasury Note/Bond	2.375%	5/15/27	26,000	25,269
1	United States Treasury Note/Bond	6.125%	8/15/29	47,202	63,022
	United States Treasury Note/Bond	6.250%	5/15/30	2,174	2,969
1	United States Treasury Note/Bond	4.500%	2/15/36	145,530	180,731
	United States Treasury Note/Bond	4.750%	2/15/37	9,000	11,573
	United States Treasury Note/Bond	5.000%	5/15/37	6,700	8,867
	United States Treasury Note/Bond	4.250%	5/15/39	600	733
	United States Treasury Note/Bond	4.500%	8/15/39	250	316
	United States Treasury Note/Bond	4.375%	11/15/39	76,160	94,700
	United States Treasury Note/Bond	2.875%	5/15/43	3,100	3,074
	United States Treasury Note/Bond	3.750%	11/15/43	2,500	2,873
	United States Treasury Note/Bond	3.375%	5/15/44	7,300	7,898
	United States Treasury Note/Bond	3.000%	11/15/44	9,210	9,327
2	United States Treasury Note/Bond	2.500%	2/15/45	28,662	26,325
	United States Treasury Note/Bond	2.875%	8/15/45	3,700	3,656
1	United States Treasury Note/Bond	3.000%	11/15/45	78,585	79,530
1,2	United States Treasury Note/Bond	2.500%	2/15/46	27,325	25,015
	United States Treasury Note/Bond	2.500%	5/15/46	3,250	2,972
	United States Treasury Note/Bond	2.250%	8/15/46	19,500	16,892
	United States Treasury Note/Bond	2.875%	11/15/46	36,000	35,522
	United States Treasury Note/Bond	3.000%	2/15/47	11,000	11,124
1	United States Treasury Note/Bond	3.000%	5/15/47	46,600	47,102
	United States Treasury Note/Bond	2.750%	11/15/47	13,000	12,498
					766,706
Agency Bonds and Notes (0.2%)
3	Tennessee Valley Authority	5.250%	9/15/39	18,800	24,519
3	Tennessee Valley Authority	4.250%	9/15/65	10,000	11,461
					35,980
Conventional Mortgage-Backed Securities (0.5%)
4,5	Fannie Mae Pool	3.050%	10/1/32	1,759	1,750
4,5	Fannie Mae Pool	3.100%	6/1/32–10/1/32	20,730	20,475
4,5	Fannie Mae Pool	3.180%	9/1/32	10,750	10,689
4,5	Fannie Mae Pool	3.200%	9/1/32	5,660	5,628
4,5	Fannie Mae Pool	3.220%	7/1/32	2,251	2,235
4,5	Fannie Mae Pool	3.230%	7/1/32–8/1/32	5,994	5,997
4,5	Fannie Mae Pool	3.250%	6/1/32	6,115	6,108
4,5	Fannie Mae Pool	3.260%	9/1/32	26,625	26,719
4,5	Fannie Mae Pool	3.300%	7/1/32	1,628	1,648
4,5	Fannie Mae Pool	3.490%	2/1/32	5,695	5,794
					87,043
Nonconventional Mortgage-Backed Securities (0.5%)
4,5	Fannie Mae Pool	3.135%	10/1/32	6,300	6,269
4,5	Fannie Mae REMICS	3.000%	7/25/47	12,564	11,913
4,5	Fannie Mae REMICS	4.000%	5/25/43	1,701	359
4,5	Fannie Mae REMICS 2012-138	4.500%	12/25/42	551	135
4,5	Fannie Mae REMICS 2013-20	4.000%	3/25/43	1,318	281
4,5	Fannie Mae REMICS 2015-22J	6.000%	4/25/45	806	193
4,5	Fannie Mae REMICS 2015-33	5.000%	6/25/45	1,391	283
4,5	Fannie Mae REMICS 2016-2k	5.500%	2/25/46	765	166
4,5	Fannie Mae REMICS 2016-3D	6.000%	2/25/46	692	164
4,5	Fannie Mae REMICS 2017-100D	6.000%	12/25/47	912	216

79

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
*,4,5	Fannie Mae REMICS 2017-32	4.589%	5/25/47	2,969	518
4,5	Fannie Mae REMICS 2017-66A	4.500%	9/25/47	1,021	223
*,4,5	Fannie Mae REMICS 2017-74C	4.639%	10/25/47	1,842	361
4,5	Fannie Mae-Aces 2018-3D	4.000%	2/25/48	1,267	285
4,5	FNMA_15-28C	4.000%	5/25/45	647	145
*,4,5	FNMA_16-8C-SA	4.489%	3/25/46	2,075	342
4,5	Freddie Mac REMICS	3.000%	4/15/47	11,716	10,937
4,5	Freddie Mac REMICS	3.500%	12/15/42	1,687	322
4,5	Freddie Mac REMICS	4.000%	10/15/42–12/15/47	1,476	332
*,4,5	Freddie Mac REMICS	4.591%	1/15/42–1/15/45	1,430	242
*,4,5	Freddie Mac REMICS	4.641%	12/15/47	707	137
4	Ginnie Mae REMICS	3.000%	7/20/47–8/20/47	42,661	37,903
4	Government National Mortgage Assn.	4.000%	3/20/42	1,105	228
*,4	Government National Mortgage Assn.	4.089%	8/20/45	1,238	194
*,4	Government National Mortgage Assn.	4.539%	9/20/46	896	167
4	Government National Mortgage Association GNR_13-
	82B	3.500%	7/20/42	1,189	199
4	Government National Mortgage Association GNR_15-
	13C	4.500%	1/20/45	732	153
4	Government National Mortgage Association GNR_15-
	64	4.000%	5/20/45	613	125
*,4	Government National Mortgage Association GNR_17-
	134E	4.639%	9/20/47	970	157
*,4	Government National Mortgage Association GNR_17-
	141	4.639%	9/20/47	952	159
*,4	Government National Mortgage Association GNR_17-
	149	4.639%	10/20/47	587	96
*,4	Government National Mortgage Association GNR_17-
	153A	4.639%	10/20/47	1,875	353
*,4	Government National Mortgage Association GNR_17-
	163	4.639%	11/20/47	586	125
*,4	Government National Mortgage Association GNR_17-
	167	4.639%	11/20/47	481	78
4,6	Government National Mortgage Association GNR_17-
	179	4.500%	12/20/47	768	183
4,6	Government National Mortgage Association GNR_17-
	180	4.000%	12/20/47	745	179
*,4,6,7	Government National Mortgage Association GNR_17-
	189	4.639%	12/20/47	1,125	210
4	Government National Mortgage Association GNR_17-
	26k	5.000%	2/20/40	1,251	268
4	Government National Mortgage Association GNR_18-
	13	4.500%	1/20/48	1,276	314
4,6,8	Government National Mortgage Association GNR_18-
	5A	4.500%	1/20/48	651	136
4	Government National Mortgage Association GNR_18-
	5B	4.000%	1/20/48	832	193
4	Government National Mortgage Association GNR_18-
	6F	4.500%	1/20/48	854	216
75,459
Total U.S. Government and Agency Obligations (Cost $972,328)					965,188
Asset-Backed/Commercial Mortgage-Backed Security (0.3%)
4	JPMorgan Chase & Co. (Cost $51,900)	3.897%	1/23/49	51,900	51,749
Corporate Bonds (75.7%)
Finance (20.0%)
	Banking (13.1%)
	Bank of America Corp.	3.248%	10/21/27	14,160	13,822
4	Bank of America Corp.	3.824%	1/20/28	12,200	12,370

80

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Bank of America Corp.	3.705%	4/24/28	35,080	35,421
	Bank of America Corp.	6.110%	1/29/37	20,000	25,031
4	Bank of America Corp.	4.244%	4/24/38	50,195	52,875
	Bank of America Corp.	5.875%	2/7/42	19,230	25,051
4	Bank of America Corp.	4.443%	1/20/48	30,000	32,603
4	Bank of America Corp.	3.946%	1/23/49	64,655	65,084
	Bank of America NA	6.000%	10/15/36	20,450	26,087
	Bank One Corp.	8.000%	4/29/27	27,424	35,777
4	Citigroup Inc.	3.887%	1/10/28	21,905	22,281
4	Citigroup Inc.	3.878%	1/24/39	52,275	52,490
	Citigroup Inc.	4.650%	7/30/45	13,983	15,520
4	Citigroup Inc.	4.281%	4/24/48	18,570	19,602
9	Commonwealth Bank of Australia	3.900%	7/12/47	3,500	3,472
	Cooperatieve Rabobank UA	5.750%	12/1/43	31,881	39,650
4,9	Credit Agricole SA	4.000%	1/10/33	4,530	4,468
	Goldman Sachs Group Inc.	3.850%	1/26/27	8,010	8,098
4	Goldman Sachs Group Inc.	3.691%	6/5/28	66,500	66,139
4	Goldman Sachs Group Inc.	3.814%	4/23/29	23,695	23,759
	Goldman Sachs Group Inc.	6.125%	2/15/33	38,270	47,294
	Goldman Sachs Group Inc.	6.750%	10/1/37	23,785	31,434
4	Goldman Sachs Group Inc.	4.017%	10/31/38	74,225	74,552
	Goldman Sachs Group Inc.	6.250%	2/1/41	23,149	30,439
	Goldman Sachs Group Inc.	4.800%	7/8/44	16,792	18,924
	Goldman Sachs Group Inc.	4.750%	10/21/45	18,114	20,231
	HSBC Bank USA NA	5.875%	11/1/34	45,205	56,951
	HSBC Bank USA NA	5.625%	8/15/35	22,425	27,733
	HSBC Holdings plc	4.300%	3/8/26	500	524
	HSBC Holdings plc	4.375%	11/23/26	1,505	1,550
4	HSBC Holdings plc	4.041%	3/13/28	7,925	8,099
	HSBC Holdings plc	7.625%	5/17/32	21,200	27,782
	HSBC Holdings plc	6.500%	9/15/37	36,245	46,595
	HSBC Holdings plc	6.800%	6/1/38	58,749	78,082
	HSBC Holdings plc	6.100%	1/14/42	12,220	16,344
4	HSBC Holdings plc	6.000%	11/22/65	685	718
9	ICICI Bank Ltd.	3.800%	12/14/27	3,800	3,687
4	JPMorgan Chase & Co.	3.782%	2/1/28	13,235	13,449
	JPMorgan Chase & Co.	6.400%	5/15/38	59,415	80,220
4	JPMorgan Chase & Co.	3.882%	7/24/38	47,140	47,421
	JPMorgan Chase & Co.	5.500%	10/15/40	20,955	25,836
	JPMorgan Chase & Co.	5.600%	7/15/41	11,247	14,071
	JPMorgan Chase & Co.	5.625%	8/16/43	3,080	3,748
4	JPMorgan Chase & Co.	4.260%	2/22/48	51,885	54,481
4	JPMorgan Chase & Co.	4.032%	7/24/48	39,500	40,074
4	JPMorgan Chase & Co.	3.964%	11/15/48	72,910	73,619
4	Morgan Stanley	3.772%	1/24/29	24,285	24,409
	Morgan Stanley	7.250%	4/1/32	32,360	44,027
4	Morgan Stanley	3.971%	7/22/38	68,445	69,027
	Morgan Stanley	6.375%	7/24/42	33,880	45,987
	Morgan Stanley	4.300%	1/27/45	39,380	41,803
	Morgan Stanley	4.375%	1/22/47	48,245	51,520
	Wachovia Corp.	5.500%	8/1/35	21,905	25,713
4	Wells Fargo & Co.	3.584%	5/22/28	45,000	45,047
	Wells Fargo & Co.	5.375%	2/7/35	9,664	11,521
	Wells Fargo & Co.	5.375%	11/2/43	58,692	69,393
	Wells Fargo & Co.	5.606%	1/15/44	142,608	173,644
	Wells Fargo & Co.	4.650%	11/4/44	15,937	17,167
	Wells Fargo & Co.	4.900%	11/17/45	21,895	24,633
	Wells Fargo & Co.	4.400%	6/14/46	40,240	41,919
	Wells Fargo & Co.	4.750%	12/7/46	52,465	57,558
	Wells Fargo Bank NA	6.600%	1/15/38	500	679
	Brokerage (0.2%)
	Brookfield Finance Inc.	3.900%	1/25/28	950	936
9	FMR LLC	6.450%	11/15/39	18,200	24,021

81

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Invesco Finance plc	5.375%	11/30/43	2,700	3,252
	Jefferies Group LLC / Jefferies Group Capital Finance
	Inc.	4.150%	1/23/30	2,960	2,886
	Legg Mason Inc.	5.625%	1/15/44	2,000	2,206
	Finance Companies (1.6%)
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	259,354	267,622

	Insurance (5.0%)
	ACE Capital Trust II	9.700%	4/1/30	7,050	10,637
	Aetna Inc.	4.125%	11/15/42	24,995	24,699
	Aetna Inc.	3.875%	8/15/47	23,450	22,569
	Aflac Inc.	4.000%	10/15/46	4,000	4,005
	Aon plc	4.750%	5/15/45	19,857	21,545
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	1,935	2,476
	Berkshire Hathaway Inc.	4.500%	2/11/43	58,057	64,762
	Chubb Corp.	6.500%	5/15/38	5,000	6,826
	Chubb INA Holdings Inc.	4.350%	11/3/45	15,000	16,467
9	Jackson National Life Insurance Co.	8.150%	3/15/27	200	258
	Marsh & McLennan Cos. Inc.	5.875%	8/1/33	1,600	1,965
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	14,595	15,671
9	Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	4,370	7,019
9	Massachusetts Mutual Life Insurance Co.	4.500%	4/15/65	310	313
9	Massachusetts Mutual Life Insurance Co.	4.900%	4/1/77	7,150	7,720
	MetLife Inc.	4.125%	8/13/42	39,795	39,935
	MetLife Inc.	4.875%	11/13/43	15,000	16,833
	MetLife Inc.	4.050%	3/1/45	8,365	8,335
	MetLife Inc.	4.600%	5/13/46	9,700	10,445
4	MetLife Inc.	5.250%	12/29/49	195	201
9	Metropolitan Life Insurance Co.	7.800%	11/1/25	23,750	29,709
9	Nationwide Mutual Insurance Co.	8.250%	12/1/31	4,435	6,190
9	Nationwide Mutual Insurance Co.	9.375%	8/15/39	26,031	43,353
9	Nationwide Mutual Insurance Co.	4.950%	4/22/44	13,215	14,284
9	New York Life Insurance Co.	5.875%	5/15/33	46,585	58,568
9	Northwestern Mutual Life Insurance Co.	6.063%	3/30/40	19,090	24,723
9	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	8,944	8,826
4,9	Pacific Life Insurance Co.	4.300%	10/24/67	12,915	12,669
	Progressive Corp.	3.700%	1/26/45	1,750	1,706
	Progressive Corp.	4.125%	4/15/47	4,615	4,860
	Prudential Financial Inc.	5.700%	12/14/36	2,031	2,528
	Prudential Financial Inc.	4.600%	5/15/44	5,000	5,457
4	Prudential Financial Inc.	5.375%	5/15/45	270	290
9	Prudential Financial Inc.	3.905%	12/7/47	19,374	19,006
9	Prudential Financial Inc.	3.935%	12/7/49	17,974	17,749
9	Swiss Re Treasury US Corp.	4.250%	12/6/42	13,645	13,971
9	Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	2,250	2,519
9	Teachers Insurance & Annuity Association of America	6.850%	12/16/39	1,588	2,194
	Travelers Cos. Inc.	6.750%	6/20/36	500	688
	Travelers Cos. Inc.	3.750%	5/15/46	10,000	9,996
	Travelers Cos. Inc.	4.000%	5/30/47	2,000	2,073
	Trinity Acquisition plc	6.125%	8/15/43	2,565	3,142
	UnitedHealth Group Inc.	4.625%	7/15/35	17,955	20,369
	UnitedHealth Group Inc.	5.800%	3/15/36	49,846	63,102
	UnitedHealth Group Inc.	6.500%	6/15/37	1,100	1,486
	UnitedHealth Group Inc.	6.625%	11/15/37	800	1,102
	UnitedHealth Group Inc.	6.875%	2/15/38	18,457	26,100
	UnitedHealth Group Inc.	4.375%	3/15/42	25,000	26,934
	UnitedHealth Group Inc.	4.750%	7/15/45	50,840	58,722
	UnitedHealth Group Inc.	4.250%	4/15/47	36,710	39,768
	UnitedHealth Group Inc.	3.750%	10/15/47	14,705	14,612

82

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Real Estate Investment Trusts (0.1%)
Brandywine Operating Partnership LP	4.550%	10/1/29	3,855	3,865
Federal Realty Investment Trust	4.500%	12/1/44	1,000	1,061
Realty Income Corp.	4.650%	3/15/47	3,000	3,233
Simon Property Group LP	4.250%	10/1/44	3,755	3,849
				3,299,813

Industrial (41.6%)
Basic Industry (1.0%)
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	16,000	16,931
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	36,820	44,255
9 Celulosa Arauco y Constitucion SA	5.500%	11/2/47	375	393
Monsanto Co.	3.600%	7/15/42	600	542
Monsanto Co.	4.400%	7/15/44	1,400	1,455
Monsanto Co.	3.950%	4/15/45	1,000	981
Monsanto Co.	4.700%	7/15/64	19,565	20,032
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	17,750	21,369
Rio Tinto Finance USA plc	4.750%	3/22/42	1,400	1,605
Rio Tinto Finance USA plc	4.125%	8/21/42	40,255	42,729
Sherwin-Williams Co.	4.500%	6/1/47	5,985	6,343
Capital Goods (3.3%)
3M Co.	3.125%	9/19/46	15,000	13,619
3M Co.	3.625%	10/15/47	10,345	10,307
9 Berry Global Inc.	4.500%	2/15/26	375	373
Boeing Co.	6.125%	2/15/33	13,565	17,552
Boeing Co.	6.875%	3/15/39	6,420	9,215
Boeing Co.	5.875%	2/15/40	1,000	1,298
Boeing Co.	7.875%	4/15/43	5,900	9,009
Caterpillar Inc.	6.050%	8/15/36	3,082	4,035
Caterpillar Inc.	3.803%	8/15/42	36,112	37,267
Caterpillar Inc.	4.750%	5/15/64	15,639	18,280
Deere & Co.	7.125%	3/3/31	13,500	18,211
Emerson Electric Co.	6.000%	8/15/32	1,071	1,309
Emerson Electric Co.	5.250%	11/15/39	1,000	1,180
General Electric Co.	6.750%	3/15/32	41,214	53,246
10 General Electric Co.	2.125%	5/17/37	2,829	3,367
General Electric Co.	5.875%	1/14/38	29,187	35,426
General Electric Co.	4.125%	10/9/42	11,875	11,761
General Electric Co.	4.500%	3/11/44	22,415	23,382
4 General Electric Co.	5.000%	12/31/49	1,184	1,196
Lockheed Martin Corp.	3.600%	3/1/35	5,870	5,799
Lockheed Martin Corp.	4.070%	12/15/42	10,120	10,416
Lockheed Martin Corp.	3.800%	3/1/45	13,625	13,499
Lockheed Martin Corp.	4.090%	9/15/52	31,622	32,119
Raytheon Co.	4.700%	12/15/41	37,524	43,272
9 Siemens Financieringsmaatschappij NV	4.200%	3/16/47	10,000	10,709
United Technologies Corp.	5.400%	5/1/35	5,000	5,896
United Technologies Corp.	6.125%	7/15/38	56,575	73,115
United Technologies Corp.	5.700%	4/15/40	22,500	27,995
United Technologies Corp.	4.500%	6/1/42	19,110	20,726
United Technologies Corp.	4.050%	5/4/47	33,895	34,565
Communication (4.1%)
21st Century Fox America Inc.	6.400%	12/15/35	6,030	7,900
21st Century Fox America Inc.	6.650%	11/15/37	2,355	3,209
21st Century Fox America Inc.	5.400%	10/1/43	5,327	6,472
21st Century Fox America Inc.	4.750%	9/15/44	1,000	1,129
21st Century Fox America Inc.	7.900%	12/1/95	3,975	5,943
America Movil SAB de CV	6.125%	3/30/40	28,925	35,868
AT&T Inc.	5.250%	3/1/37	11,700	12,360
AT&T Inc.	4.900%	8/14/37	15,000	15,197
AT&T Inc.	5.150%	2/14/50	16,835	17,032

83

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Charter Communications Operating LLC / Charter
Communications Operating Capital	5.375%	5/1/47	14,000	14,436
Comcast Corp.	4.250%	1/15/33	5,075	5,351
Comcast Corp.	7.050%	3/15/33	1,000	1,356
Comcast Corp.	4.200%	8/15/34	1,550	1,625
Comcast Corp.	5.650%	6/15/35	32,399	39,570
Comcast Corp.	6.500%	11/15/35	800	1,060
Comcast Corp.	3.200%	7/15/36	13,345	12,353
Comcast Corp.	6.450%	3/15/37	1,800	2,395
Comcast Corp.	6.400%	5/15/38	3,545	4,718
Comcast Corp.	4.650%	7/15/42	1,800	1,978
Comcast Corp.	4.500%	1/15/43	1,250	1,341
Comcast Corp.	4.750%	3/1/44	56,245	62,690
Comcast Corp.	4.600%	8/15/45	30,575	33,429
Comcast Corp.	3.400%	7/15/46	14,230	12,955
Comcast Corp.	4.000%	8/15/47	22,875	23,050
Comcast Corp.	3.969%	11/1/47	83,688	83,445
Comcast Corp.	3.999%	11/1/49	34,408	34,244
Comcast Corp.	4.049%	11/1/52	25,696	25,664
9 Cox Communications Inc.	6.450%	12/1/36	9,000	10,658
9 Cox Communications Inc.	8.375%	3/1/39	19,110	26,806
Discovery Communications LLC	5.000%	9/20/37	2,000	2,049
NBCUniversal Media LLC	5.950%	4/1/41	17,035	21,802
NBCUniversal Media LLC	4.450%	1/15/43	26,350	28,029
Orange SA	9.000%	3/1/31	2,000	2,992
Qwest Corp.	6.875%	9/15/33	1,699	1,652
T-Mobile USA Inc.	4.750%	2/1/28	850	852
Time Warner Cable LLC	6.550%	5/1/37	16,975	20,026
Verizon Communications Inc.	4.500%	8/10/33	11,370	11,665
Verizon Communications Inc.	5.250%	3/16/37	17,950	19,846
Verizon Communications Inc.	4.862%	8/21/46	15,125	15,689
Verizon Communications Inc.	4.522%	9/15/48	1,700	1,693
Verizon Communications Inc.	5.012%	4/15/49	2,525	2,681
Verizon Communications Inc.	5.012%	8/21/54	2,730	2,807
Verizon Communications Inc.	4.672%	3/15/55	2,855	2,804
Walt Disney Co.	4.125%	6/1/44	18,715	20,104
Walt Disney Co.	7.550%	7/15/93	15,750	18,984
Consumer Cyclical (4.3%)
Alibaba Group Holding Ltd.	4.000%	12/6/37	28,015	28,014
Alibaba Group Holding Ltd.	4.200%	12/6/47	47,245	47,200
Alibaba Group Holding Ltd.	4.400%	12/6/57	29,105	29,074
9 Alimentation Couche-Tard Inc.	4.500%	7/26/47	1,000	1,021
9 Amazon.com Inc.	3.875%	8/22/37	31,000	31,813
9 Amazon.com Inc.	4.050%	8/22/47	5,525	5,684
Cummins Inc.	4.875%	10/1/43	1,000	1,157
Daimler Finance North America LLC	8.500%	1/18/31	265	392
Ford Motor Co.	7.450%	7/16/31	750	953
Ford Motor Co.	5.291%	12/8/46	1,000	1,040
General Motors Co.	5.150%	4/1/38	3,350	3,501
Home Depot Inc.	5.875%	12/16/36	40,575	53,832
Home Depot Inc.	5.400%	9/15/40	1,000	1,240
Home Depot Inc.	5.950%	4/1/41	22,170	29,468
Home Depot Inc.	4.200%	4/1/43	6,035	6,462
Home Depot Inc.	4.875%	2/15/44	66,510	77,833
Home Depot Inc.	4.400%	3/15/45	12,900	14,260
Home Depot Inc.	4.250%	4/1/46	20,015	21,828
Home Depot Inc.	3.500%	9/15/56	5,920	5,544
Lowe's Cos. Inc.	4.650%	4/15/42	1,250	1,399
Lowe's Cos. Inc.	4.250%	9/15/44	800	845
Lowe's Cos. Inc.	4.375%	9/15/45	1,000	1,082
Lowe's Cos. Inc.	3.700%	4/15/46	53,780	52,651
Lowe's Cos. Inc.	4.050%	5/3/47	40,885	42,369

84

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Mastercard Inc.	3.800%	11/21/46	1,000	1,023
McDonald's Corp.	6.300%	3/1/38	16,940	22,212
NIKE Inc.	3.625%	5/1/43	30,604	29,923
NIKE Inc.	3.875%	11/1/45	25,000	25,439
NIKE Inc.	3.375%	11/1/46	13,090	12,306
Starbucks Corp.	4.300%	6/15/45	500	535
Target Corp.	7.000%	1/15/38	1,100	1,557
Target Corp.	4.000%	7/1/42	500	512
Target Corp.	3.625%	4/15/46	700	675
Visa Inc.	4.150%	12/14/35	21,915	23,727
Visa Inc.	4.300%	12/14/45	39,960	44,238
Visa Inc.	3.650%	9/15/47	32,445	32,354
Walmart Inc.	5.625%	4/1/40	1,890	2,500
Walmart Inc.	4.875%	7/8/40	2,000	2,427
Walmart Inc.	5.000%	10/25/40	1,700	2,090
Walmart Inc.	5.625%	4/15/41	3,850	5,124
Walmart Inc.	4.000%	4/11/43	10,400	11,237
Walmart Inc.	4.300%	4/22/44	1,000	1,130
Walmart Inc.	3.625%	12/15/47	21,985	22,632
Consumer Noncyclical (13.5%)
Abbott Laboratories	4.750%	11/30/36	1,000	1,108
Abbott Laboratories	4.900%	11/30/46	500	570
Altria Group Inc.	4.250%	8/9/42	7,100	7,247
Altria Group Inc.	4.500%	5/2/43	2,380	2,511
Altria Group Inc.	5.375%	1/31/44	51,590	61,526
Altria Group Inc.	3.875%	9/16/46	36,370	35,084
AmerisourceBergen Corp.	4.300%	12/15/47	4,000	3,950
Anheuser-Busch Cos. LLC	6.750%	12/15/27	400	495
Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	100,120	110,335
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	17,093	16,892
Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	177,215	200,521
10 Anheuser-Busch InBev SA/NV	3.250%	1/24/33	200	289
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	27,675	43,023
Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	9,220	14,143
Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	1,000	1,126
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	28,995	27,586
Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	34,215	36,380
9 Aramark Services Inc.	5.000%	2/1/28	325	330
Ascension Health	3.945%	11/15/46	18,495	18,878
4 Ascension Health	4.847%	11/15/53	8,855	10,152
AstraZeneca plc	6.450%	9/15/37	39,100	51,747
9 BAT Capital Corp.	4.390%	8/15/37	33,500	34,505
Bristol-Myers Squibb Co.	4.500%	3/1/44	17,500	19,686
Brown-Forman Corp.	4.500%	7/15/45	5,500	6,058
9 Cargill Inc.	4.760%	11/23/45	39,699	45,791
4 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	19,000	17,859
Children's Hospital Medical Center Ohio GO	4.268%	5/15/44	500	530
City of Hope	5.623%	11/15/43	2,000	2,476
Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	6,894	7,574
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	1,200	1,396
Colgate-Palmolive Co.	3.700%	8/1/47	20,240	19,970
Dignity Health California GO	4.500%	11/1/42	21,483	20,658
Dignity Health California GO	5.267%	11/1/64	9,240	9,674
Eli Lilly & Co.	3.700%	3/1/45	27,130	27,013
Express Scripts Holding Co.	6.125%	11/15/41	2,000	2,436
Gilead Sciences Inc.	4.600%	9/1/35	20,025	22,105
Gilead Sciences Inc.	4.000%	9/1/36	20,000	20,569
Gilead Sciences Inc.	5.650%	12/1/41	8,955	11,123
Gilead Sciences Inc.	4.800%	4/1/44	16,560	18,623
Gilead Sciences Inc.	4.500%	2/1/45	27,930	30,342
Gilead Sciences Inc.	4.750%	3/1/46	16,920	19,125
Gilead Sciences Inc.	4.150%	3/1/47	33,055	34,218

85

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	15,000	17,854
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	39,725	55,033
9	Hologic Inc.	4.625%	2/1/28	850	850
	Johnson & Johnson	3.550%	3/1/36	47,310	47,971
	Johnson & Johnson	3.625%	3/3/37	45,415	46,292
	Johnson & Johnson	5.950%	8/15/37	1,462	1,952
	Johnson & Johnson	3.400%	1/15/38	23,125	22,873
	Johnson & Johnson	4.500%	12/5/43	5,725	6,550
	Johnson & Johnson	3.700%	3/1/46	24,295	24,698
	Johnson & Johnson	3.750%	3/3/47	10,000	10,296
	Johnson & Johnson	3.500%	1/15/48	2,000	1,972
	Kaiser Foundation Hospitals	4.875%	4/1/42	12,365	14,335
	Kaiser Foundation Hospitals	4.150%	5/1/47	25,225	26,612
	Kimberly-Clark Corp.	6.625%	8/1/37	4,800	6,651
	Kroger Co.	4.450%	2/1/47	4,700	4,711
4	Mayo Clinic	3.774%	11/15/43	12,595	12,415
	Mead Johnson Nutrition Co.	4.600%	6/1/44	3,500	3,759
	Medtronic Inc.	4.375%	3/15/35	42,113	46,282
	Medtronic Inc.	6.500%	3/15/39	21,200	28,688
	Medtronic Inc.	5.550%	3/15/40	4,600	5,729
	Medtronic Inc.	4.500%	3/15/42	9,000	9,801
	Medtronic Inc.	4.625%	3/15/44	2,000	2,255
	Medtronic Inc.	4.625%	3/15/45	74,425	84,548
	Memorial Sloan-Kettering Cancer Center New York
	GO	5.000%	7/1/42	13,405	15,724
	Memorial Sloan-Kettering Cancer Center New York
	GO	4.125%	7/1/52	355	366
	Merck & Co. Inc.	3.600%	9/15/42	7,167	7,103
	Merck & Co. Inc.	4.150%	5/18/43	6,880	7,391
	Merck & Co. Inc.	3.700%	2/10/45	67,020	67,415
	New York & Presbyterian Hospital	4.024%	8/1/45	19,585	20,209
	New York & Presbyterian Hospital	4.063%	8/1/56	3,000	3,028
	New York & Presbyterian Hospital	4.763%	8/1/16	10,000	10,450
	Newell Brands Inc.	5.375%	4/1/36	1,050	1,185
	Newell Brands Inc.	5.500%	4/1/46	1,400	1,601
	North Shore-Long Island Jewish Health Care Inc.
	Revenue	4.800%	11/1/42	1,100	1,162
	Northwell Healthcare Inc.	3.979%	11/1/46	2,000	1,915
	Northwell Healthcare Inc.	4.260%	11/1/47	6,380	6,363
	Novartis Capital Corp.	4.400%	5/6/44	24,840	27,959
	NYU Hospitals Center	4.784%	7/1/44	2,000	2,249
	PepsiCo Inc.	5.500%	1/15/40	21,595	27,232
	PepsiCo Inc.	4.875%	11/1/40	10,375	12,123
	PepsiCo Inc.	4.000%	3/5/42	16,372	17,029
	PepsiCo Inc.	3.600%	8/13/42	1,000	971
	PepsiCo Inc.	4.450%	4/14/46	20,000	22,217
	PepsiCo Inc.	3.450%	10/6/46	34,440	32,486
	PepsiCo Inc.	4.000%	5/2/47	24,450	25,372
	Pfizer Inc.	7.200%	3/15/39	34,912	52,271
	Pfizer Inc.	4.300%	6/15/43	7,780	8,442
	Pfizer Inc.	4.400%	5/15/44	8,615	9,461
	Pfizer Inc.	4.125%	12/15/46	22,650	24,034
	Philip Morris International Inc.	6.375%	5/16/38	34,215	45,420
	Philip Morris International Inc.	4.500%	3/20/42	5,000	5,332
	Philip Morris International Inc.	3.875%	8/21/42	4,620	4,507
	Philip Morris International Inc.	4.125%	3/4/43	20,170	20,389
	Philip Morris International Inc.	4.875%	11/15/43	22,455	25,187
	Philip Morris International Inc.	4.250%	11/10/44	37,135	38,369
	Procter & Gamble Co.	3.500%	10/25/47	36,505	35,805
4	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	5,675	5,442
4,8	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	6,985	6,985
9	SC Johnson & Son Inc.	4.000%	5/15/43	21,645	21,660

86

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
9 SC Johnson & Son Inc.	4.750%	10/15/46	10,285	11,641
Southern Baptist Hospital of Florida Inc.	4.857%	7/15/45	1,000	1,112
Trinity Health Corp.	4.125%	12/1/45	7,555	7,774
Wyeth LLC	6.500%	2/1/34	1,310	1,747
Wyeth LLC	6.000%	2/15/36	4,392	5,702
Wyeth LLC	5.950%	4/1/37	67,685	89,058
Energy (4.1%)
Andeavor	4.500%	4/1/48	170	171
Andeavor Logistics LP / Tesoro Logistics Finance
Corp.	5.200%	12/1/47	2,145	2,252
9 Baker Hughes a GE Co. LLC / Baker Hughes Co-
Obligor Inc.	4.080%	12/15/47	7,500	7,435
Canadian Natural Resources Ltd.	7.200%	1/15/32	820	1,043
Canadian Natural Resources Ltd.	6.250%	3/15/38	9,260	11,609
Canadian Natural Resources Ltd.	4.950%	6/1/47	18,245	20,128
Cenovus Energy Inc.	4.450%	9/15/42	1,000	929
Cenovus Energy Inc.	5.400%	6/15/47	2,505	2,662
ConocoPhillips	7.000%	3/30/29	10,850	13,678
ConocoPhillips	5.900%	10/15/32	1,400	1,701
ConocoPhillips	5.900%	5/15/38	1,000	1,290
ConocoPhillips	6.500%	2/1/39	57,316	79,202
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	1,500	1,896
ConocoPhillips Co.	4.150%	11/15/34	3,000	3,186
ConocoPhillips Co.	4.300%	11/15/44	11,715	12,669
ConocoPhillips Co.	5.950%	3/15/46	30,655	41,061
Dominion Energy Gas Holdings LLC	4.800%	11/1/43	1,575	1,708
Energy Transfer LP	6.050%	6/1/41	780	853
Energy Transfer LP	5.300%	4/15/47	320	323
Exxon Mobil Corp.	3.567%	3/6/45	12,625	12,542
Exxon Mobil Corp.	4.114%	3/1/46	30,770	33,152
Kinder Morgan Energy Partners LP	5.000%	8/15/42	65	67
Kinder Morgan Energy Partners LP	5.000%	3/1/43	165	171
Kinder Morgan Inc.	7.750%	1/15/32	155	199
National Oilwell Varco Inc.	3.950%	12/1/42	1,000	891
Occidental Petroleum Corp.	4.400%	4/15/46	22,385	24,328
Petro-Canada	6.800%	5/15/38	19,388	26,630
Phillips 66 Partners LP	4.680%	2/15/45	80	82
Sabine Pass Liquefaction LLC	5.625%	3/1/25	730	799
Shell International Finance BV	4.125%	5/11/35	30,515	32,661
Shell International Finance BV	6.375%	12/15/38	4,300	5,881
Shell International Finance BV	5.500%	3/25/40	22,455	28,153
Shell International Finance BV	4.550%	8/12/43	16,590	18,538
Shell International Finance BV	4.375%	5/11/45	53,555	58,605
Shell International Finance BV	4.000%	5/10/46	28,050	28,989
Shell International Finance BV	3.750%	9/12/46	41,115	40,790
Spectra Energy Partners LP	5.950%	9/25/43	4,685	5,716
Spectra Energy Partners LP	4.500%	3/15/45	1,515	1,567
Suncor Energy Inc.	5.950%	12/1/34	25,000	31,190
Suncor Energy Inc.	4.000%	11/15/47	6,235	6,315
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	40	48
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	195	253
Tosco Corp.	7.800%	1/1/27	1,500	1,965
Tosco Corp.	8.125%	2/15/30	20,000	28,102
TransCanada PipeLines Ltd.	4.625%	3/1/34	14,500	15,985
TransCanada PipeLines Ltd.	6.200%	10/15/37	5,630	7,257
TransCanada PipeLines Ltd.	7.625%	1/15/39	37,230	55,319
TransCanada PipeLines Ltd.	6.100%	6/1/40	900	1,166
TransCanada PipeLines Ltd.	5.000%	10/16/43	6,000	6,941
Other Industrial (0.3%)
4 Massachusetts Institute of Technology GO	3.959%	7/1/38	25,200	27,058
Massachusetts Institute of Technology GO	5.600%	7/1/11	1,100	1,491
Massachusetts Institute of Technology GO	3.885%	7/1/16	18,335	17,537

87

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
9 President & Fellows of Harvard College
Massachusetts GO	6.500%	1/15/39	3,865	5,507
Technology (8.8%)
Apple Inc.	4.500%	2/23/36	17,000	18,981
Apple Inc.	3.850%	5/4/43	36,955	37,520
Apple Inc.	4.450%	5/6/44	1,250	1,374
Apple Inc.	3.450%	2/9/45	40,860	38,686
Apple Inc.	4.375%	5/13/45	39,930	43,553
Apple Inc.	4.650%	2/23/46	55,280	62,770
Apple Inc.	3.850%	8/4/46	39,420	39,588
Apple Inc.	4.250%	2/9/47	39,230	42,062
Apple Inc.	3.750%	11/13/47	11,500	11,468
Applied Materials Inc.	5.100%	10/1/35	100	117
Applied Materials Inc.	5.850%	6/15/41	6,695	8,682
Applied Materials Inc.	4.350%	4/1/47	23,945	25,919
Cisco Systems Inc.	5.900%	2/15/39	36,425	48,804
Cisco Systems Inc.	5.500%	1/15/40	12,338	15,884
Intel Corp.	4.800%	10/1/41	1,000	1,168
Intel Corp.	4.100%	5/19/46	18,330	19,381
Intel Corp.	4.100%	5/11/47	30,360	32,153
9 Intel Corp.	3.734%	12/8/47	58,279	58,160
International Business Machines Corp.	4.000%	6/20/42	14,900	15,503
International Business Machines Corp.	4.700%	2/19/46	8,000	9,212
Microsoft Corp.	3.500%	2/12/35	7,835	7,890
Microsoft Corp.	3.450%	8/8/36	32,325	32,214
Microsoft Corp.	4.100%	2/6/37	46,065	49,776
Microsoft Corp.	4.500%	10/1/40	1,900	2,158
Microsoft Corp.	5.300%	2/8/41	1,500	1,876
Microsoft Corp.	3.500%	11/15/42	1,750	1,723
Microsoft Corp.	3.750%	5/1/43	10,000	10,155
Microsoft Corp.	4.875%	12/15/43	500	599
Microsoft Corp.	3.750%	2/12/45	74,350	75,679
Microsoft Corp.	4.450%	11/3/45	70,670	80,007
Microsoft Corp.	3.700%	8/8/46	69,030	69,941
Microsoft Corp.	4.250%	2/6/47	66,743	73,550
Microsoft Corp.	4.000%	2/12/55	10,075	10,442
Microsoft Corp.	4.750%	11/3/55	50,365	59,398
Microsoft Corp.	3.950%	8/8/56	46,076	47,417
Microsoft Corp.	4.500%	2/6/57	6,500	7,414
Oracle Corp.	3.900%	5/15/35	2,100	2,182
Oracle Corp.	3.850%	7/15/36	5,250	5,393
Oracle Corp.	6.500%	4/15/38	35,400	49,380
Oracle Corp.	6.125%	7/8/39	12,129	16,291
Oracle Corp.	5.375%	7/15/40	45,740	56,830
Oracle Corp.	4.125%	5/15/45	23,450	24,551
Oracle Corp.	4.000%	7/15/46	70,945	72,707
Oracle Corp.	4.000%	11/15/47	35,795	37,028
Oracle Corp.	4.375%	5/15/55	25,000	27,035
QUALCOMM Inc.	4.650%	5/20/35	8,950	9,538
QUALCOMM Inc.	4.800%	5/20/45	500	530
QUALCOMM Inc.	4.300%	5/20/47	47,240	46,422
9 Tencent Holdings Ltd.	3.595%	1/19/28	16,555	16,276
9 Tencent Holdings Ltd.	3.925%	1/19/38	25,005	24,505
Tyco Electronics Group SA	7.125%	10/1/37	805	1,136
Verisk Analytics Inc.	5.500%	6/15/45	2,000	2,256
Western Digital Corp.	4.750%	2/15/26	900	912
Transportation (2.2%)
9 Adani Ports & Special Economic Zone Ltd.	4.000%	7/30/27	700	682
9 Air Canada	7.750%	4/15/21	180	202
Burlington Northern Santa Fe LLC	7.950%	8/15/30	3,728	5,200
Burlington Northern Santa Fe LLC	5.750%	5/1/40	15,000	19,192
Burlington Northern Santa Fe LLC	5.050%	3/1/41	6,000	7,099
Burlington Northern Santa Fe LLC	4.950%	9/15/41	2,266	2,661

88

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Burlington Northern Santa Fe LLC	4.400%	3/15/42	24,790	27,157
Burlington Northern Santa Fe LLC	4.375%	9/1/42	31,150	34,124
Burlington Northern Santa Fe LLC	4.450%	3/15/43	11,200	12,425
Burlington Northern Santa Fe LLC	5.150%	9/1/43	2,000	2,419
Burlington Northern Santa Fe LLC	4.900%	4/1/44	24,560	28,853
Burlington Northern Santa Fe LLC	4.550%	9/1/44	43,085	48,523
Burlington Northern Santa Fe LLC	4.150%	4/1/45	12,335	13,159
Burlington Northern Santa Fe LLC	3.900%	8/1/46	7,265	7,552
Burlington Northern Santa Fe LLC	4.125%	6/15/47	11,910	12,791
FedEx Corp.	4.550%	4/1/46	10,000	10,843
Union Pacific Corp.	3.375%	2/1/35	10,998	10,774
Union Pacific Corp.	4.050%	3/1/46	10,045	10,706
Union Pacific Corp.	4.000%	4/15/47	22,000	23,476
Union Pacific Corp.	3.799%	10/1/51	28,550	28,913
Union Pacific Corp.	4.375%	11/15/65	21,990	23,435
Union Pacific Corp.	4.100%	9/15/67	9,285	9,473
United Parcel Service Inc.	6.200%	1/15/38	14,700	19,847
United Parcel Service Inc.	4.875%	11/15/40	2,700	3,134
United Parcel Service Inc.	3.625%	10/1/42	5,820	5,745
				6,864,902
Utilities (14.1%)
Electric (14.0%)
AEP Texas Inc.	3.800%	10/1/47	2,455	2,488
AEP Transmission Co. LLC	4.000%	12/1/46	2,615	2,708
9 AEP Transmission Co. LLC	3.750%	12/1/47	28,965	28,985
Alabama Power Co.	6.000%	3/1/39	4,875	6,258
Alabama Power Co.	5.500%	3/15/41	26,943	32,700
Alabama Power Co.	5.200%	6/1/41	15,000	17,549
Alabama Power Co.	3.750%	3/1/45	22,325	22,117
Appalachian Power Co.	6.700%	8/15/37	35,900	47,808
Baltimore Gas & Electric Co.	6.350%	10/1/36	1,230	1,603
Berkshire Hathaway Energy Co.	6.125%	4/1/36	15,877	20,748
Berkshire Hathaway Energy Co.	5.950%	5/15/37	3,000	3,854
Berkshire Hathaway Energy Co.	5.150%	11/15/43	27,000	32,028
Berkshire Hathaway Energy Co.	4.500%	2/1/45	43,625	48,006
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	14,175	13,800
9 Cerro del Aguila SA	4.125%	8/16/27	200	198
Commonwealth Edison Co.	5.900%	3/15/36	2,450	3,129
Commonwealth Edison Co.	3.800%	10/1/42	20,805	20,953
Commonwealth Edison Co.	4.600%	8/15/43	12,560	14,203
Commonwealth Edison Co.	4.700%	1/15/44	15,955	18,267
Commonwealth Edison Co.	3.700%	3/1/45	13,990	13,859
Commonwealth Edison Co.	3.650%	6/15/46	6,825	6,723
Connecticut Light & Power Co.	6.350%	6/1/36	14,500	19,018
Connecticut Light & Power Co.	4.300%	4/15/44	940	1,031
Connecticut Light & Power Co.	4.150%	6/1/45	8,445	9,011
Consolidated Edison Co. of New York Inc.	5.100%	6/15/33	730	827
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	10,000	12,598
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	10,637	13,947
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	12,990	18,317
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	8,729	10,834
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	7,995	10,164
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	10,828	11,516
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	10,935	11,261
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	49,600	54,513
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	6,335	7,098
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	8,365	9,411
Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	23,865	25,341
Consumers Energy Co.	4.100%	11/15/45	1,500	1,575
Dominion Energy Inc.	4.700%	12/1/44	12,415	13,716
DTE Electric Co.	6.625%	6/1/36	860	1,159
Duke Energy Carolinas LLC	6.450%	10/15/32	8,200	10,587
Duke Energy Carolinas LLC	6.100%	6/1/37	51,000	65,599

89

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Duke Energy Carolinas LLC	5.300%	2/15/40	4,900	6,019
Duke Energy Carolinas LLC	4.250%	12/15/41	16,200	17,375
Duke Energy Carolinas LLC	4.000%	9/30/42	41,047	42,651
Duke Energy Carolinas LLC	3.875%	3/15/46	5,645	5,732
Duke Energy Corp.	3.750%	9/1/46	10,000	9,584
Duke Energy Florida LLC	6.350%	9/15/37	800	1,088
Duke Energy Florida LLC	5.650%	4/1/40	11,860	15,115
Duke Energy Florida LLC	3.400%	10/1/46	11,850	11,174
Duke Energy Indiana LLC	6.120%	10/15/35	5,723	7,332
Duke Energy Indiana LLC	6.350%	8/15/38	818	1,099
Duke Energy Indiana LLC	6.450%	4/1/39	10,485	14,321
Duke Energy Indiana LLC	4.200%	3/15/42	14,700	15,443
Duke Energy Indiana LLC	4.900%	7/15/43	28,610	33,480
Duke Energy Ohio Inc.	3.700%	6/15/46	9,825	9,730
Duke Energy Progress LLC	4.100%	5/15/42	2,250	2,354
Duke Energy Progress LLC	4.100%	3/15/43	13,500	14,184
Duke Energy Progress LLC	4.150%	12/1/44	10,000	10,593
Duke Energy Progress LLC	4.200%	8/15/45	17,560	18,861
Duke Energy Progress LLC	3.700%	10/15/46	27,000	26,879
9 Enel Finance International NV	4.750%	5/25/47	555	590
Entergy Louisiana LLC	3.120%	9/1/27	340	333
Entergy Louisiana LLC	4.950%	1/15/45	1,105	1,134
Florida Power & Light Co.	5.960%	4/1/39	16,100	21,306
Florida Power & Light Co.	5.690%	3/1/40	700	903
Florida Power & Light Co.	5.250%	2/1/41	21,662	26,581
Florida Power & Light Co.	4.125%	2/1/42	9,000	9,597
Florida Power & Light Co.	3.800%	12/15/42	22,725	23,109
Florida Power & Light Co.	3.700%	12/1/47	10,855	10,903
Georgia Power Co.	5.950%	2/1/39	21,562	27,158
Georgia Power Co.	5.400%	6/1/40	7,390	8,852
Georgia Power Co.	4.750%	9/1/40	20,750	23,064
Georgia Power Co.	4.300%	3/15/42	6,648	7,012
4 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	21,697	23,353
Kentucky Utilities Co.	5.125%	11/1/40	1,000	1,210
Kentucky Utilities Co.	4.650%	11/15/43	1,000	1,122
9 Massachusetts Electric Co.	4.004%	8/15/46	10,890	11,207
MidAmerican Energy Co.	5.800%	10/15/36	500	634
MidAmerican Energy Co.	4.800%	9/15/43	27,525	31,979
MidAmerican Energy Co.	4.250%	5/1/46	3,895	4,243
9 Monongahela Power Co.	5.400%	12/15/43	15,640	19,248
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	2,725	3,875
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	35,001	35,954
Nevada Power Co.	6.650%	4/1/36	5,830	7,925
Nevada Power Co.	5.375%	9/15/40	18,230	22,260
Nevada Power Co.	5.450%	5/15/41	25,120	30,494
Northern States Power Co.	6.200%	7/1/37	27,900	37,056
Northern States Power Co.	5.350%	11/1/39	800	980
Northern States Power Co.	3.600%	9/15/47	9,675	9,544
Oklahoma Gas & Electric Co.	4.550%	3/15/44	500	540
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	1,300	1,813
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,500	2,219
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	1,500	1,817
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	11,755	13,177
Oncor Electric Delivery Co. LLC	3.750%	4/1/45	28,000	28,116
9 Oncor Electric Delivery Co. LLC	3.800%	9/30/47	16,425	16,584
Pacific Gas & Electric Co.	6.050%	3/1/34	55,536	68,229
Pacific Gas & Electric Co.	5.800%	3/1/37	2,900	3,537
Pacific Gas & Electric Co.	6.350%	2/15/38	8,192	10,425
Pacific Gas & Electric Co.	6.250%	3/1/39	36,120	46,139
Pacific Gas & Electric Co.	5.400%	1/15/40	24,650	28,882
Pacific Gas & Electric Co.	4.500%	12/15/41	4,235	4,324

90

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pacific Gas & Electric Co.	4.750%	2/15/44	25,605	27,733
Pacific Gas & Electric Co.	4.000%	12/1/46	11,440	11,239
PacifiCorp	5.250%	6/15/35	1,301	1,555
PacifiCorp	6.100%	8/1/36	15,000	19,659
PacifiCorp	6.250%	10/15/37	7,815	10,446
PacifiCorp	6.350%	7/15/38	36,000	48,812
PacifiCorp	6.000%	1/15/39	32,296	42,634
PacifiCorp	4.100%	2/1/42	22,570	23,830
PECO Energy Co.	4.800%	10/15/43	15,530	17,992
PECO Energy Co.	3.700%	9/15/47	15,500	15,429
Potomac Electric Power Co.	6.500%	11/15/37	1,225	1,666
Potomac Electric Power Co.	7.900%	12/15/38	150	227
Potomac Electric Power Co.	4.150%	3/15/43	2,000	2,121
PPL Electric Utilities Corp.	6.250%	5/15/39	10,975	14,499
PPL Electric Utilities Corp.	5.200%	7/15/41	1,250	1,478
Public Service Co. of Colorado	3.600%	9/15/42	15,055	14,705
Public Service Electric & Gas Co.	3.650%	9/1/42	21,083	20,963
Puget Sound Energy Inc.	5.483%	6/1/35	200	238
Puget Sound Energy Inc.	6.274%	3/15/37	500	654
Puget Sound Energy Inc.	5.757%	10/1/39	1,100	1,388
Puget Sound Energy Inc.	5.795%	3/15/40	18,130	23,047
Puget Sound Energy Inc.	5.764%	7/15/40	1,100	1,396
Puget Sound Energy Inc.	4.300%	5/20/45	400	436
San Diego Gas & Electric Co.	3.950%	11/15/41	3,400	3,498
South Carolina Electric & Gas Co.	6.625%	2/1/32	34,000	42,618
South Carolina Electric & Gas Co.	6.050%	1/15/38	11,775	14,836
South Carolina Electric & Gas Co.	5.450%	2/1/41	300	352
South Carolina Electric & Gas Co.	4.350%	2/1/42	31,837	33,418
South Carolina Electric & Gas Co.	4.600%	6/15/43	810	875
South Carolina Electric & Gas Co.	4.100%	6/15/46	7,705	7,749
South Carolina Electric & Gas Co.	4.500%	6/1/64	19,430	19,830
Southern California Edison Co.	6.000%	1/15/34	19,095	24,124
Southern California Edison Co.	5.950%	2/1/38	16,100	20,851
Southern California Edison Co.	6.050%	3/15/39	845	1,107
Southern California Edison Co.	4.500%	9/1/40	12,000	13,216
Southern California Edison Co.	3.900%	12/1/41	500	500
Southern California Edison Co.	4.050%	3/15/42	800	836
Southern California Edison Co.	3.900%	3/15/43	18,480	18,761
Southern California Edison Co.	4.650%	10/1/43	27,150	30,788
Southern California Edison Co.	4.000%	4/1/47	2,000	2,083
Southern Co.	4.400%	7/1/46	10,000	10,371
Southwestern Public Service Co.	4.500%	8/15/41	24,055	26,677
Southwestern Public Service Co.	3.700%	8/15/47	20,540	20,374
Tampa Electric Co.	6.150%	5/15/37	32,050	40,472
Tampa Electric Co.	4.100%	6/15/42	1,010	1,015
Virginia Electric & Power Co.	6.000%	5/15/37	57,330	73,673
Virginia Electric & Power Co.	6.350%	11/30/37	2,000	2,680
Virginia Electric & Power Co.	4.000%	11/15/46	8,725	9,051
Virginia Electric & Power Co.	3.800%	9/15/47	27,225	27,246
Westar Energy Inc.	4.125%	3/1/42	1,175	1,230
Westar Energy Inc.	4.625%	9/1/43	1,300	1,450
Wisconsin Electric Power Co.	5.625%	5/15/33	550	657
Natural Gas (0.1%)
Atmos Energy Corp.	4.150%	1/15/43	1,500	1,590
9 KeySpan Gas East Corp.	5.819%	4/1/41	4,035	5,154
Southern California Gas Co.	5.125%	11/15/40	1,922	2,336
Southwest Gas Corp.	3.800%	9/29/46	2,115	2,059
Other Utility (0.0%)
American Water Capital Corp.	6.593%	10/15/37	1,000	1,369
American Water Capital Corp.	3.750%	9/1/47	2,290	2,304
2,323,246
Total Corporate Bonds (Cost $11,418,773)				12,487,961

91

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Sovereign Bonds (2.2%)
9	Banco do Brasil SA	4.625%	1/15/25	500	493
10	Banque Centrale de Tunisie SA	5.625%	2/17/24	220	287
9	Banque Ouest Africaine de Developpement	5.000%	7/27/27	1,786	1,845
	Bermuda	4.854%	2/6/24	1,280	1,370
9	CDP Financial Inc.	5.600%	11/25/39	1,500	1,909
9	CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	700	880
	Emirate of Abu Dhabi	3.125%	10/11/27	1,000	959
9	Emirate of Abu Dhabi	4.125%	10/11/47	82,000	80,068
9	Empresa Nacional del Petroleo	4.500%	9/14/47	1,900	1,841
9	Export-Import Bank of India	3.875%	2/1/28	960	953
	Federative Republic of Brazil	5.000%	1/27/45	650	601
	Federative Republic of Brazil	5.625%	2/21/47	2,150	2,158
	Kingdom of Saudi Arabia	4.625%	10/4/47	1,400	1,394
9,10	Kingdom of Spain	1.450%	10/31/27	1,353	1,683
	Nexen Energy ULC	6.400%	5/15/37	1,800	2,288
	Pertamina Persero PT	6.000%	5/3/42	450	508
9	Pertamina Persero PT	6.450%	5/30/44	300	358
	Petrobras Global Finance BV	8.750%	5/23/26	360	434
	Petrobras Global Finance BV	7.375%	1/17/27	425	470
9	Petroleos Mexicanos	6.750%	9/21/47	2,200	2,309
	Province of Quebec	7.500%	9/15/29	11,025	15,218
	Republic of Chile	3.860%	6/21/47	34,345	34,372
	Republic of Colombia	10.375%	1/28/33	1,530	2,430
4	Republic of Colombia	5.000%	6/15/45	500	528
9	Republic of Indonesia	6.750%	1/15/44	500	661
10	Republic of Romania	2.750%	10/29/25	500	675
	Republic of Turkey	5.750%	5/11/47	659	624
	State of Israel	2.875%	3/16/26	155	151
	State of Israel	4.500%	1/30/43	6,300	6,727
9	State of Qatar	4.625%	6/2/46	14,110	14,287
	Statoil ASA	5.100%	8/17/40	9,436	11,290
	Statoil ASA	4.250%	11/23/41	8,905	9,535
	Statoil ASA	3.950%	5/15/43	38,980	40,081
	Statoil ASA	4.800%	11/8/43	16,390	19,021
	United Mexican States	4.000%	10/2/23	1,000	1,035
	United Mexican States	4.600%	2/10/48	1,740	1,705
9	YPF SA	7.000%	12/15/47	1,600	1,512
Total Sovereign Bonds (Cost $358,799)					363,314
Taxable Municipal Bonds (12.1%)
	Allentown PA Neighborhood Improvement Zone
	Development Authority Revenue	5.420%	5/1/21	1,000	998
	Allentown PA Neighborhood Improvement Zone
	Development Authority Revenue	5.620%	5/1/22	1,930	1,931
	American Municipal Power Ohio Inc. Revenue (Prairie
	State Energy Campus Project)	6.270%	2/15/50	46,000	59,518
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.793%	4/1/30	12,420	15,095
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.918%	4/1/40	41,205	58,460
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	25,730	37,084
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	7.043%	4/1/50	8,775	13,721
	California GO	7.500%	4/1/34	26,555	38,834
	California GO	7.550%	4/1/39	43,835	68,135
	California GO	7.300%	10/1/39	93,130	138,193

92

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California GO	7.350%	11/1/39	200	298
California GO	7.625%	3/1/40	26,415	41,003
California GO	7.600%	11/1/40	67,520	107,131
California Public Works Board Lease Revenue (Various
Capital Projects)	8.361%	10/1/34	1,200	1,788
Chicago IL Board of Education GO	6.319%	11/1/29	1,900	1,856
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	15,710	21,252
Chicago IL Transit Authority Sales Tax Receipts
Revenue	6.200%	12/1/40	1,080	1,378
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	31,590	42,245
Chicago Transit Authority	6.899%	12/1/40	10,115	13,527
Clark County NV Airport System Revenue	6.820%	7/1/45	5,700	8,618
Commonwealth Financing Authority	4.144%	6/1/38	17,060	17,725
11 Commonwealth Financing Authority Pennsylvania
Revenue	5.197%	6/1/26	9,515	10,535
Commonwealth Financing Authority Pennsylvania
Revenue	3.864%	6/1/38	19,285	19,497
Industrial & Commercial Bank of China Ltd.	3.538%	11/8/27	830	807
Israel Government International Bond	4.125%	1/17/48	31,460	31,619
9 Kingdom of Saudi Arabia	4.625%	10/4/47	68,455	68,228
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	200	268
District of Columbia Water & Sewer Authority Public
Utility Revenue	4.814%	10/1/14	2,000	2,267
Duke University North Carolina Revenue	5.850%	4/1/37	30,450	39,058
George Washington University District of Columbia
GO	4.300%	9/15/44	3,000	3,231
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	43,201	53,682
Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	2,000	2,473
Grand Parkway Transportation Corp. Texas System
Toll Revenue	5.184%	10/1/42	1,500	1,778
Houston TX GO	6.290%	3/1/32	22,640	26,362
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	17,400	21,931
Kansas Development Finance Authority Revenue	4.727%	4/15/37	2,500	2,681
Kansas Development Finance Authority Revenue	4.927%	4/15/45	22,745	25,123
Los Angeles CA Department of Water & Power
Revenue	5.716%	7/1/39	400	515
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	1,200	1,513
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	29,305	42,783
Los Angeles CA Department of Water & Power
Revenue	6.603%	7/1/50	1,900	2,842
Los Angeles CA Unified School District GO	5.755%	7/1/29	19,500	23,336
Los Angeles CA Unified School District GO	5.750%	7/1/34	9,000	11,280
Los Angeles CA Unified School District GO	6.758%	7/1/34	53,470	72,840
Los Angeles County CA Metropolitan Transportation
Authority Sales Tax Revenue	5.735%	6/1/39	15,100	18,550
12 New Jersey Economic Development Authority
Revenue (State Pension Funding)	7.425%	2/15/29	5,100	6,367
New Jersey Turnpike Authority	3.729%	1/1/36	6,750	6,883
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	35,290	53,507
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	52,390	76,823
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.724%	6/15/42	12,780	16,874
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.952%	6/15/42	18,210	24,650
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	6.011%	6/15/42	6,980	9,530
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	6.282%	6/15/42	700	770
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	32,580	43,930

93

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	New York City NY Transitional Finance Authority
	Future Tax Revenue	5.508%	8/1/37	2,875	3,564
	New York City Transitional Finance Authority Future
	Tax Secured Revenue	3.140%	8/1/28	8,600	8,215
	New York City Transitional Finance Authority Future
	Tax Secured Revenue	3.240%	8/1/29	12,635	12,212
	New York City Transitional Finance Authority Future
	Tax Secured Revenue	3.430%	8/1/30	14,540	14,367
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	66,105	99,188
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	5,950	7,732
	New York State Dormitory Authority Revenue
	(Personal Income Tax)	5.289%	3/15/33	7,325	8,382
	New York State Dormitory Authority Revenue
	(Personal Income Tax)	5.628%	3/15/39	15,975	19,547
	New York State Dormitory Authority Revenue
	(Personal Income Tax)	5.600%	3/15/40	200	250
	New York State GO	5.590%	3/1/35	1,000	1,225
	New York State Urban Development Corp	3.370%	3/15/30	20,950	20,510
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	25,471	37,568
	Ohio State University General Receipts Revenue	4.910%	6/1/40	12,300	14,568
	Ohio State University General Receipts Revenue	4.800%	6/1/11	20,231	21,715
13	Oregon School Boards Association GO	4.759%	6/30/28	10,000	10,801
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	17,495	21,862
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	10,250	13,186
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	21,245	27,330
	Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	9,260	10,241
	Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	25,005	29,868
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	35,940	40,816
	President & Fellows of Harvard College
	Massachusetts GO	3.150%	7/15/46	17,450	16,369
	Sacramento CA Municipal Utility District Revenue	6.156%	5/15/36	905	1,134
	Sales Tax Securitization Corp. Illinois Revenue	3.587%	1/1/43	30,000	29,263
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	10,450	13,769
	San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	13,370	14,689
	San Diego County CA Regional Airport Authority
	Revenue	5.594%	7/1/43	800	881
	San Francisco CA City & County Public Utilities
	Commission Water Revenue	6.950%	11/1/50	1,400	2,031
	Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	500	578
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	25,770	35,664
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	8,515	11,650
	University of California Revenue	4.601%	5/15/31	11,165	12,110
	University of California Revenue	5.770%	5/15/43	5,155	6,561
	University of California Revenue	4.765%	5/15/44	9,290	9,927
	University of California Revenue	3.931%	5/15/45	17,840	18,042
	University of California Revenue	4.858%	5/15/12	31,025	33,332
	University of California Revenue	4.767%	5/15/15	14,875	15,620
	University of North Carolina University System
	Revenue	3.327%	12/1/36	9,715	9,606
	University of Texas System Revenue Financing
	System Revenue	5.262%	7/1/39	11,500	14,373
	University of Texas System Revenue Financing
	System Revenue	4.794%	8/15/46	8,915	10,485
	Washington GO	5.481%	8/1/39	900	1,124
	Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	3,500	3,574
11	Wisconsin GO	5.700%	5/1/26	2,300	2,592
Total Taxable Municipal Bonds (Cost $1,666,759)					1,997,190

94

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018

					Market
					Value
		Coupon		Shares	($000)
Temporary Cash Investments (3.0%)
Money Market Fund (1.9%)
14 Vanguard Market Liquidity Fund		1.545%		3,194,601	319,460

				Face
				Amount
			Maturity Date	($000)
Repurchase Agreements (1.1%)
Bank of America Securities, LLC (Dated 1/31/18,
Repurchase Value $64,602,000, collateralized by
Government National Mortgage Assn. 3.000%,
10/15/42, with a value of $65,892,000)		1.360%	2/1/18	64,600	64,600
Bank of Montreal (Dated 1/31/18, Repurchase Value
$10,000,000, collateralized by U.S. Treasury
Note/Bond 1.125%–3.625%, 12/31/19–8/15/44,
with a value of $10,200,000)		1.300%	2/1/18	10,000	10,000
Barclays Capital Inc. (Dated 1/31/18, Repurchase
Value $40,802,000, collateralized by U.S. Treasury
Note/Bond 2.000%–9.000%, 11/15/18–11/15/45,
with a value of $41,616,000)		1.350%	2/1/18	40,800	40,800
Citigroup Global Markets Inc. (Dated 1/31/18,
Repurchase Value $16,001,000, collateralized by
U.S. Treasury Note/Bond 1.250%, 1/31/19, with a
value of $16,320,000)		1.310%	2/1/18	16,000	16,000
RBC Capital Markets LLC (Dated 1/31/18, Repurchase
Value $16,901,000, collateralized by Government
National Mortgage Assn. 4.000%, 1/20/48, Federal
Home Loan Mortgage Corp. 3.500%–4.000%,
11/1/47–1/1/48, and Federal National Mortgage
Assn. 3.000%–4.000%, 10/1/28–10/1/47, with a
value of $17,238,000)		1.310%	2/1/18	16,900	16,900
Wells Fargo & Co. (Dated 1/31/18, Repurchase Value
$31,601,000, collateralized by Federal National
Mortgage Assn. 3.500%, 12/1/47, with a value of
$32,232,000)		1.360%	2/1/18	31,600	31,600
					179,900
Total Temporary Cash Investments (Cost $499,360)					499,360
				Notional Amount on
		Expiration		Underlying Swap
Counterparty		Date	Exercise Rate	($000)
Credit Default Swaptions Purchased (0.0%)
Call Swaptions on CDX-NA-IG-
S29-V1 5-Year Index (Cost $2)	JPMC	3/21/18	47.50%	3,965	4
Total Investments (99.2%)(Cost $14,967,921)					16,364,766
				Notional Amount
Expiration Date		Contracts	Exercise Price	($000)
Liability for Options Written (0.0%)
Written Options on Futures (0.0%)
Call Options on 10-Year U.S. Treasury
Note Futures Contracts	2/23/18	10	USD 123.00	1,230	(1)
Put Options on 10-Year U.S. Treasury
Note Futures Contracts	2/23/18	104	USD 122.50	12,740	(112)
Put Options on 10-Year U.S. Treasury
Note Futures Contracts	2/23/18	10	USD 121.00	1,210	(3)
Total Options on Futures Written (Premiums Received $29)					(116)

95

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2018
					Market
				Notional Amount on	Value
	Counterparty	Expiration Date	Exercise Rate	Underlying Swap ($000)	($000)
Written Swaptions on Credit Default Index (0.0%)
Call Swaptions on CDX-
NA-IG-S29-V1 5-Year
Index	BARC	2/21/18	47.50%	4,705	(3)
Call Swaptions on CDX-
NA-IG-S29-V1 5-Year
Index	CITNA	3/21/18	47.50%	3,135	(3)
Call Swaptions on CDX-
NA-HY-S29-V1 5-Year
Index	MSCS	3/21/18	107.50%	1,575	(13)
Call Swaptions on CDX-
NA-HY-S29-V1 5-Year
Index	JPMC	3/21/18	108.25%	1,585	(5)
Put Swaptions on CDX-
NA-IG-S29-V1 5-Year
Index	BARC	2/21/18	47.50%	4,705	(4)
Put Swaptions on CDX-
NA-HY-S29-V1 5-Year
Index	MSCS	3/21/18	107.50%	1,575	(9)
Put Swaptions on CDX-
NA-IG-S29-V1 5-Year
Index	CITNA	3/21/18	47.50%	3,135	(5)
Total Credit Default Swaptions Written (Premiums Received $39)					(42)
Total Liability for Options Written (Premiums Received $68)					(158)
Other Assets and Liabilities—Net (0.8%)[2]					131,278
Net Assets (100%)					16,495,886

* Adjustable-rate security based upon 1-month USD LIBOR plus spread.
1 Securities with a value of $53,195,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $8,892,000 and cash of $787,000 have been segregated as initial margin for open futures contracts.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Interest only security.
7 Inverse floating rate security whose interest rate is derived by subtracting 1-month USD LIBOR from a given cap.
8 Security value determined using significant unobservable inputs.
9 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2018, the aggregate value of these securities was $878,713,000, representing 5.3% of net assets.
10 Face amount denominated in euro.
11 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
12 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
13 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
14 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
BARC—Barclays Bank plc.
CITNA—Citibank N.A.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

96

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (4.5%)
U.S. Government Securities (4.5%)
1	United States Treasury Note/Bond	0.750%	2/28/18	125,000	124,941
	United States Treasury Note/Bond	1.000%	5/31/18	256,325	255,884
2	United States Treasury Note/Bond	0.750%	8/31/18	250,000	248,595
2	United States Treasury Note/Bond	0.875%	10/15/18	250,000	248,360
	United States Treasury Note/Bond	1.125%	1/15/19	250,000	248,125
Total U.S. Government and Agency Obligations (Cost $1,128,318)					1,125,905
Corporate Bonds (91.4%)
Finance (9.3%)
	Banking (2.5%)
	Ally Financial Inc.	4.625%	5/19/22	3,595	3,703
	Ally Financial Inc.	5.125%	9/30/24	16,315	17,233
	Ally Financial Inc.	4.625%	3/30/25	30,420	31,218
	Ally Financial Inc.	5.750%	11/20/25	56,528	60,344
	Ally Financial Inc.	8.000%	11/1/31	7,355	9,341
3	Banco Bilbao Vizcaya Argentaria SA	6.125%	2/16/66	65,600	68,142
3	BNP Paribas SA	6.750%	12/31/49	57,750	62,189
3	Credit Suisse AG	6.250%	12/31/50	115,070	124,060
3	ING Groep NV	6.875%	12/31/49	52,200	56,588
	Royal Bank of Scotland Group plc	6.125%	12/15/22	52,705	57,187
3	UBS Group AG	6.875%	12/31/49	114,390	121,897
	Finance Companies (3.9%)
3,4	AerCap Global Aviation Trust	6.500%	6/15/45	125,050	136,304
	Aircastle Ltd.	5.125%	3/15/21	1,020	1,070
	Aircastle Ltd.	5.500%	2/15/22	25,900	27,551
	Aircastle Ltd.	5.000%	4/1/23	41,450	43,574
	Aircastle Ltd.	4.125%	5/1/24	46,230	46,692
	CIT Group Inc.	5.375%	5/15/20	5,434	5,679
	CIT Group Inc.	5.000%	8/15/22	36,429	38,023
	Navient Corp.	5.875%	3/25/21	5,000	5,169
	Navient Corp.	6.625%	7/26/21	13,400	14,237
	Navient Corp.	7.250%	1/25/22	43,900	47,412
	Navient Corp.	6.500%	6/15/22	154,369	162,859
	Navient Corp.	5.500%	1/25/23	38,420	38,564
	Navient Corp.	7.250%	9/25/23	24,615	26,461
	Navient Corp.	6.750%	6/25/25	164,585	172,403
	Navient Corp.	5.625%	8/1/33	22,035	19,997
	Springleaf Finance Corp.	5.250%	12/15/19	6,995	7,222
	Springleaf Finance Corp.	6.000%	6/1/20	2,132	2,207
	Springleaf Finance Corp.	8.250%	12/15/20	65,995	72,512
	Springleaf Finance Corp.	7.750%	10/1/21	69,567	76,785
	Springleaf Finance Corp.	6.125%	5/15/22	13,610	14,086
	Springleaf Finance Corp.	8.250%	10/1/23	17,136	19,000
	Insurance (1.8%)
	Genworth Holdings Inc.	7.700%	6/15/20	9,600	9,612
	Genworth Holdings Inc.	7.200%	2/15/21	28,015	27,455
	Genworth Holdings Inc.	7.625%	9/24/21	25,505	25,058
	Genworth Holdings Inc.	4.900%	8/15/23	49,580	42,701
	Genworth Holdings Inc.	4.800%	2/15/24	17,335	14,800
4	Liberty Mutual Group Inc.	7.800%	3/15/37	58,440	74,072
	LifePoint Health Inc.	5.875%	12/1/23	54,045	54,180
	MGIC Investment Corp.	5.750%	8/15/23	24,695	26,547
	Radian Group Inc.	5.250%	6/15/20	4,658	4,897
	Radian Group Inc.	4.500%	10/1/24	74,205	74,669
3	Voya Financial Inc.	5.650%	5/15/53	87,753	93,457
	Other Finance (0.6%)
	CNO Financial Group Inc.	4.500%	5/30/20	4,865	4,974
	CNO Financial Group Inc.	5.250%	5/30/25	60,468	62,131
4,5	Lincoln Finance Ltd.	6.875%	4/15/21	8,805	11,409
4	Lincoln Finance Ltd.	7.375%	4/15/21	15,975	16,618

97

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Nationstar Mortgage LLC / Nationstar Capital Corp.	6.500%	7/1/21	64,905	65,554
	Real Estate Investment Trusts (0.5%)
	Felcor Lodging LP	5.625%	3/1/23	78,105	80,156
	Felcor Lodging LP	6.000%	6/1/25	46,055	47,897
					2,325,896
Industrial (80.4%)
	Basic Industry (6.5%)
	AK Steel Corp.	7.625%	10/1/21	9,925	10,297
	AK Steel Corp.	7.500%	7/15/23	79,875	86,065
	AK Steel Corp.	6.375%	10/15/25	10,000	9,913
	AK Steel Corp.	7.000%	3/15/27	74,610	76,289
4	Alliance Resource Operating Partners LP / Alliance
	Resource Finance Corp.	7.500%	5/1/25	63,161	68,372
4	Anglo American Capital plc	4.125%	4/15/21	27,840	28,571
4	Anglo American Capital plc	4.125%	9/27/22	17,150	17,600
4	Anglo American Capital plc	4.875%	5/14/25	43,250	45,656
4	Anglo American Capital plc	4.750%	4/10/27	24,815	25,905
	ArcelorMittal	6.125%	6/1/25	21,830	24,886
	Chemours Co.	6.625%	5/15/23	85,270	89,853
	Chemours Co.	7.000%	5/15/25	68,620	74,796
	Chemours Co.	5.375%	5/15/27	22,045	22,872
	Commercial Metals Co.	5.375%	7/15/27	19,735	20,228
4	Constellium NV	5.750%	5/15/24	34,862	35,603
4	Constellium NV	6.625%	3/1/25	78,600	82,727
4,5	Constellium NV	4.250%	2/15/26	4,170	5,272
4	Constellium NV	5.875%	2/15/26	10,195	10,348
4,5	CTC BondCo GmbH	5.250%	12/15/25	13,800	17,136
4	First Quantum Minerals Ltd.	7.000%	2/15/21	70,470	72,848
4	First Quantum Minerals Ltd.	7.250%	5/15/22	47,870	49,665
4	FMG Resources August 2006 Pty Ltd.	4.750%	5/15/22	22,335	22,558
4	FMG Resources August 2006 Pty Ltd.	5.125%	5/15/24	21,510	21,676
	Graphic Packaging International Inc.	4.125%	8/15/24	25,860	26,248
4	New Gold Inc.	6.250%	11/15/22	38,365	39,468
4	New Gold Inc.	6.375%	5/15/25	25,520	26,924
4	Novelis Corp.	6.250%	8/15/24	53,590	56,136
4	Novelis Corp.	5.875%	9/30/26	73,010	75,200
	Olin Corp.	5.125%	9/15/27	58,305	60,564
	Olin Corp.	5.000%	2/1/30	10,215	10,215
	Steel Dynamics Inc.	5.125%	10/1/21	41,770	42,814
	Steel Dynamics Inc.	5.500%	10/1/24	40,885	42,725
	Steel Dynamics Inc.	4.125%	9/15/25	3,305	3,272
	Steel Dynamics Inc.	5.000%	12/15/26	9,730	10,083
	Teck Resources Ltd.	3.750%	2/1/23	9,705	9,717
4	Teck Resources Ltd.	8.500%	6/1/24	46,560	52,438
	Teck Resources Ltd.	6.125%	10/1/35	7,765	8,687
	Teck Resources Ltd.	6.000%	8/15/40	6,650	7,365
	Teck Resources Ltd.	6.250%	7/15/41	21,350	24,739
	Teck Resources Ltd.	5.200%	3/1/42	4,850	4,880
	Teck Resources Ltd.	5.400%	2/1/43	48,295	49,261
	United States Steel Corp.	7.375%	4/1/20	33,106	35,630
4	United States Steel Corp.	8.375%	7/1/21	70,272	75,894
	United States Steel Corp.	6.650%	6/1/37	13,760	13,708
4	Versum Materials Inc.	5.500%	9/30/24	21,566	22,779
	Capital Goods (8.8%)
	ARD Finance SA	7.125%	9/15/23	13,860	14,501
4	ARD Finance SA	7.125%	9/15/23	21,790	22,798
4	Ardagh Packaging Finance PLC / Ardagh Holdings USA
	Inc.	7.250%	5/15/24	70,023	75,100
4	Ardagh Packaging Finance PLC / Ardagh Holdings USA
	Inc.	6.000%	2/15/25	93,082	96,107
4,6	Ardagh Packaging Finance PLC / Ardagh Holdings USA
	Inc.	4.750%	7/15/27	5,520	7,889
4	Ashtead Capital Inc.	4.125%	8/15/25	46,175	45,713

98

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Ashtead Capital Inc.	4.375%	8/15/27	46,175	45,829
	Ball Corp.	4.375%	12/15/20	11,420	11,720
5	Ball Corp.	4.375%	12/15/23	17,385	24,427
4	Beacon Escrow Corp.	4.875%	11/1/25	71,460	71,192
4	Berry Global Inc.	4.500%	2/15/26	46,645	46,412
4	Bombardier Inc.	7.750%	3/15/20	80,000	86,200
4	CD&R Waterworks Merger Sub LLC	6.125%	8/15/25	5,535	5,590
4	Cemex Finance LLC	6.000%	4/1/24	21,210	22,320
4	Cemex SAB de CV	6.125%	5/5/25	111,200	118,706
4	Cemex SAB de CV	7.750%	4/16/26	24,265	27,450
	Clean Harbors Inc.	5.250%	8/1/20	49,963	50,588
	Clean Harbors Inc.	5.125%	6/1/21	57,864	58,443
	CNH Industrial Capital LLC	4.875%	4/1/21	38,105	39,867
	CNH Industrial Capital LLC	4.375%	4/5/22	24,170	24,956
	CNH Industrial NV	4.500%	8/15/23	107,785	112,231
5	Crown European Holdings SA	2.875%	2/1/26	24,235	30,012
4,5	Crown European Holdings SA	2.875%	2/1/26	13,590	16,830
4	Flex Acquisition Co. Inc.	6.875%	1/15/25	127,475	130,981
4	Jeld-Wen Inc.	4.625%	12/15/25	7,300	7,291
4	Jeld-Wen Inc.	4.875%	12/15/27	11,465	11,451
4,5	Loxam SAS	4.250%	4/15/24	5,520	7,329
4,5	Loxam SAS	6.000%	4/15/25	6,480	8,756
	Masco Corp.	7.750%	8/1/29	7,679	9,876
	Masco Corp.	6.500%	8/15/32	1,562	1,876
	Meritage Homes Corp.	5.125%	6/6/27	17,560	17,779
4	OI European Group BV	4.000%	3/15/23	21,630	21,468
4	Owens-Brockway Glass Container Inc.	5.875%	8/15/23	29,295	31,089
4	Owens-Brockway Glass Container Inc.	6.375%	8/15/25	11,675	12,872
	PulteGroup Inc.	5.500%	3/1/26	41,055	44,031
	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC
	/ Reynolds Group Issuer Lu	5.750%	10/15/20	30,604	31,063
7	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC
	/ Reynolds Group Issuer Lu	6.875%	2/15/21	25,093	25,407
4	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC
	/ Reynolds Group Issuer Lu	5.125%	7/15/23	49,930	51,365
4	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC
	/ Reynolds Group Issuer Lu	7.000%	7/15/24	14,670	15,587
4	Standard Industries Inc.	5.500%	2/15/23	9,705	10,093
4	Standard Industries Inc.	5.375%	11/15/24	36,177	37,534
4	Standard Industries Inc.	6.000%	10/15/25	139,715	148,447
4	Standard Industries Inc.	5.000%	2/15/27	16,990	17,245
4	Standard Industries Inc.	4.750%	1/15/28	31,995	31,755
	TransDigm Inc.	6.000%	7/15/22	44,150	45,309
	TransDigm Inc.	6.500%	7/15/24	96,400	99,171
	TransDigm Inc.	6.375%	6/15/26	21,650	22,191
	United Rentals North America Inc.	4.625%	7/15/23	22,111	22,857
	United Rentals North America Inc.	5.500%	7/15/25	33,095	34,915
	United Rentals North America Inc.	4.625%	10/15/25	36,960	37,422
	United Rentals North America Inc.	5.875%	9/15/26	38,755	41,516
	United Rentals North America Inc.	5.500%	5/15/27	76,330	80,146
	United Rentals North America Inc.	4.875%	1/15/28	60,445	60,445
4	USG Corp.	5.500%	3/1/25	8,590	9,041
4	USG Corp.	4.875%	6/1/27	16,420	16,831
	Communication (20.1%)
4	Altice Financing SA	6.625%	2/15/23	58,671	59,404
4	Altice Luxembourg SA	7.625%	2/15/25	40,000	36,700
4	Altice US Finance I Corp.	5.500%	5/15/26	3,145	84,808
	AT&T Inc.	5.150%	2/14/50	41,750	42,240
	AT&T Inc.	5.300%	8/14/58	8,250	8,339
	Belo Corp.	7.750%	6/1/27	6,820	7,638
	Belo Corp.	7.250%	9/15/27	20,515	22,977
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	3/15/21	8,380	8,506
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	9/30/22	12,635	12,951

99

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	2/15/23	13,406	13,607
4	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	5/1/23	97,010	98,223
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	9/1/23	33,450	34,286
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	1/15/24	4,855	5,013
4	CCO Holdings LLC / CCO Holdings Capital Corp.	5.375%	5/1/25	69,205	70,416
4	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	2/15/26	47,140	48,790
4	CCO Holdings LLC / CCO Holdings Capital Corp.	5.500%	5/1/26	46,840	47,777
4	CCO Holdings LLC / CCO Holdings Capital Corp.	5.875%	5/1/27	14,255	14,683
4	Cequel Communications Holdings I LLC / Cequel Capital Corp.	5.125%	12/15/21	59,340	59,340
	Charter Communications Operating LLC / Charter
	Communications Operating Capital	6.484%	10/23/45	39,215	45,766
4	Crown Americas LLC / Crown Americas Capital Corp. VI	4.750%	2/1/26	23,465	23,612
	CSC Holdings LLC	8.625%	2/15/19	25,520	26,956
	CSC Holdings LLC	6.750%	11/15/21	60,764	65,169
4	CSC Holdings LLC	5.500%	4/15/27	76,415	77,370
	DISH DBS Corp.	6.750%	6/1/21	152,345	159,581
	DISH DBS Corp.	5.875%	7/15/22	115,934	115,354
	DISH DBS Corp.	5.000%	3/15/23	43,776	41,095
	DISH DBS Corp.	5.875%	11/15/24	87,950	83,333
	DISH DBS Corp.	7.750%	7/1/26	106,630	109,829
	Embarq Corp.	7.995%	6/1/36	23,035	22,286
	Gannett Co. Inc.	5.125%	7/15/20	64,680	65,893
4	Gannett Co. Inc.	4.875%	9/15/21	12,990	13,217
	Gannett Co. Inc.	6.375%	10/15/23	31,721	33,188
4	Gannett Co. Inc.	5.500%	9/15/24	11,145	11,619
4	Gray Television Inc.	5.125%	10/15/24	59,942	60,167
4	Gray Television Inc.	5.875%	7/15/26	27,675	28,574
	Lamar Media Corp.	5.000%	5/1/23	33,940	34,916
	Lamar Media Corp.	5.375%	1/15/24	3,885	4,011
	Lamar Media Corp.	5.750%	2/1/26	5,740	6,056
	Level 3 Financing Inc.	5.375%	8/15/22	75,480	76,423
	Level 3 Financing Inc.	5.625%	2/1/23	26,620	26,953
	Level 3 Financing Inc.	5.125%	5/1/23	36,380	36,471
	Liberty Interactive LLC	8.500%	7/15/29	42,553	47,659
	Liberty Interactive LLC	8.250%	2/1/30	126,903	139,593
	Netflix Inc.	5.500%	2/15/22	30,950	32,730
	Netflix Inc.	5.875%	2/15/25	96,935	103,478
	Netflix Inc.	4.375%	11/15/26	46,905	45,732
4	Numericable Group SA	6.000%	5/15/22	47,955	46,996
4	Numericable-SFR SA	7.375%	5/1/26	51,640	50,865
	Quebecor Media Inc.	5.750%	1/15/23	79,855	84,447
	Qwest Corp.	6.875%	9/15/33	25,162	24,470
	SBA Communications Corp.	4.875%	7/15/22	50,220	51,601
4	SFR Group SA	6.250%	5/15/24	20,000	19,100
	Sinclair Television Group Inc.	6.125%	10/1/22	6,795	6,990
4	Sinclair Television Group Inc.	5.625%	8/1/24	6,795	6,999
4	Sinclair Television Group Inc.	5.875%	3/15/26	90,410	93,800
4	Sinclair Television Group Inc.	5.125%	2/15/27	57,340	57,053
8,9,10 Sinclair Television Group Inc. Bank Loan		0.000%	12/12/24	4,850	4,890
8,9,10 Sinclair Television Group Inc. Bank Loan		0.000%	12/12/24	4,850	4,890
8,9,10 Sinclair Television Group Inc. Bank Loan		0.000%	12/12/24	48,090	48,491
4	Sirius XM Radio Inc.	4.625%	5/15/23	11,110	11,263
4	Sirius XM Radio Inc.	6.000%	7/15/24	38,712	40,551
4	Sirius XM Radio Inc.	5.375%	4/15/25	12,513	12,951
	Sprint Capital Corp.	6.875%	11/15/28	147,060	151,839
	Sprint Capital Corp.	8.750%	3/15/32	35,134	41,458
4	Sprint Communications Inc.	7.000%	3/1/20	73,700	78,675
	Sprint Communications Inc.	6.000%	11/15/22	10,595	10,569
	Sprint Corp.	7.875%	9/15/23	300,264	317,529
	Sprint Corp.	7.125%	6/15/24	70,886	71,949
	Sprint Corp.	7.625%	2/15/25	54,631	56,680

100

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	T-Mobile USA Inc.	5.375%	4/15/27	102,055	107,030
	Telecom Italia Capital SA	6.375%	11/15/33	12,326	14,190
	Telecom Italia Capital SA	6.000%	9/30/34	33,530	37,386
	Telecom Italia Capital SA	7.721%	6/4/38	42,725	55,329
4	Telecom Italia SpA/Milano	5.303%	5/30/24	10,000	10,550
4	Telenet Finance Luxembourg Notes Sarl	5.500%	3/1/28	97,200	95,569
	Time Warner Cable LLC	5.875%	11/15/40	2,050	2,227
	Time Warner Cable LLC	5.500%	9/1/41	50,846	52,866
8,11	Tribune Company Bank Loan	4.573%	12/27/20	3,517	3,517
8,11	Tribune Company Bank Loan	4.573%	1/27/24	43,834	43,889
	Tribune Media Co.	5.875%	7/15/22	64,190	66,276
4	Univision Communications Inc.	5.125%	5/15/23	17,900	17,811
4	Univision Communications Inc.	5.125%	2/15/25	200,720	194,447
3	Viacom Inc.	5.875%	2/28/57	70,748	71,632
3	Viacom Inc.	6.250%	2/28/57	42,627	43,959
	Videotron Ltd.	5.000%	7/15/22	108,654	113,272
4	Videotron Ltd.	5.375%	6/15/24	8,633	9,194
4	Virgin Media Finance plc	6.375%	4/15/23	5,085	5,244
4	Virgin Media Finance plc	6.000%	10/15/24	20,000	20,450
4	Virgin Media Secured Finance plc	5.500%	1/15/25	22,325	22,632
4	Virgin Media Secured Finance plc	5.250%	1/15/26	57,680	58,689
4	Virgin Media Secured Finance plc	5.500%	8/15/26	10,225	10,481
4	VTR Finance BV	6.875%	1/15/24	88,555	93,204
4	WMG Acquisition Corp.	6.750%	4/15/22	82,950	85,853
4	WMG Acquisition Corp.	5.000%	8/1/23	25,381	26,079
4	WMG Acquisition Corp.	4.875%	11/1/24	37,336	38,176
	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/1/23	104,300	108,863
	Zayo Group LLC / Zayo Capital Inc.	6.375%	5/15/25	55,032	57,646
4	Zayo Group LLC / Zayo Capital Inc.	5.750%	1/15/27	18,835	19,118
	Consumer Cyclical (8.9%)
4	1011778 BC ULC / New Red Finance Inc.	4.250%	5/15/24	61,725	60,645
4	1011778 BC ULC / New Red Finance Inc.	5.000%	10/15/25	88,290	88,290
4	Adient Global Holdings Ltd.	4.875%	8/15/26	129,577	128,443
4	APX Group Inc.	8.875%	12/1/22	134,375	145,125
8,9	Bass Pro Group, LLC Bank Loan	6.567%	12/15/23	36,757	36,867
8,9	Bass Pro Group, LLC Bank Loan	6.567%	12/15/23	27,427	27,510
	CalAtlantic Group Inc.	5.875%	11/15/24	4,860	5,273
	CalAtlantic Group Inc.	5.250%	6/1/26	9,460	9,874
	CalAtlantic Group Inc.	5.000%	6/15/27	42,955	44,029
4	Cedar Fair LP / Canada's Wonderland Co. / Magnum
	Management Corp. / Millennium Op	5.375%	4/15/27	27,005	28,186
	Cedar Fair LP / Canada's Wonderland Co. / Magnum
	Management Corp.	5.375%	6/1/24	25,675	26,702
4	CRC Escrow Issuer LLC / CRC Finco Inc.	5.250%	10/15/25	125,781	125,152
	Dana Holding Corp.	5.500%	12/15/24	34,460	35,881
	GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	60,235	64,376
	Goodyear Tire & Rubber Co.	5.000%	5/31/26	52,202	52,724
	Goodyear Tire & Rubber Co.	4.875%	3/15/27	112,833	112,833
	Group 1 Automotive Inc.	5.000%	6/1/22	44,170	45,550
4	Group 1 Automotive Inc.	5.250%	12/15/23	34,460	35,494
4	GW Honos Security Corp.	8.750%	5/15/25	48,615	52,747
4	Hanesbrands Inc.	4.625%	5/15/24	24,270	24,573
4	Hanesbrands Inc.	4.875%	5/15/26	24,510	24,755
	Hilton Domestic Operating Co. Inc.	4.250%	9/1/24	60,310	60,008
	Hilton Worldwide Finance LLC / Hilton Worldwide
	Finance Corp.	4.625%	4/1/25	105,130	105,656
	Hilton Worldwide Finance LLC / Hilton Worldwide
	Finance Corp.	4.875%	4/1/27	64,885	66,183
	KB Home	8.000%	3/15/20	3,920	4,283
	KB Home	7.000%	12/15/21	7,810	8,611
	KB Home	7.500%	9/15/22	6,935	7,863
	KB Home	7.625%	5/15/23	41,775	47,310

101

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of
	America LLC	5.000%	6/1/24	27,130	27,469
4	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of
	America LLC	5.250%	6/1/26	29,156	29,739
4	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of
	America LLC	4.750%	6/1/27	32,290	32,048
	L Brands Inc.	7.000%	5/1/20	16,205	17,501
	L Brands Inc.	6.625%	4/1/21	42,435	45,830
8,9	La Quinta Intermediate Holdings LLC Bank Loan	4.470%	4/14/21	54,518	54,757
	Lennar Corp.	4.125%	1/15/22	35,495	35,850
	Lennar Corp.	4.875%	12/15/23	19,825	20,568
	Lennar Corp.	4.500%	4/30/24	72,365	73,270
4	Lennar Corp.	4.750%	11/29/27	44,610	45,056
	Neiman Marcus Group Inc.	7.125%	6/1/28	64,195	45,578
	Penske Automotive Group Inc.	5.375%	12/1/24	37,070	37,441
	PulteGroup Inc.	5.000%	1/15/27	4,315	4,477
	Service Corp. International	5.375%	1/15/22	27,630	28,252
	Service Corp. International	4.625%	12/15/27	13,735	13,615
4	Shea Homes LP / Shea Homes Funding Corp.	5.875%	4/1/23	14,550	15,096
4	Shea Homes LP / Shea Homes Funding Corp.	6.125%	4/1/25	14,550	15,168
	Toll Brothers Finance Corp.	4.875%	11/15/25	9,595	10,039
	Toll Brothers Finance Corp.	4.875%	3/15/27	68,200	70,843
	William Lyon Homes Inc.	7.000%	8/15/22	15,000	15,487
	William Lyon Homes Inc.	5.875%	1/31/25	48,230	49,255
4	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.500%	3/1/25	5,190	5,242
4	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.250%	5/15/27	22,295	21,905
4	ZF North America Capital Inc.	4.750%	4/29/25	33,326	34,409
	Consumer Noncyclical (12.0%)
	Aramark Services Inc.	5.125%	1/15/24	32,435	33,570
4	Aramark Services Inc.	5.000%	4/1/25	48,595	50,174
	Aramark Services Inc.	4.750%	6/1/26	19,420	19,614
4	Aramark Services Inc.	5.000%	2/1/28	47,085	47,791
4	Catalent Pharma Solutions Inc.	4.875%	1/15/26	15,140	15,091
4	Change Healthcare Holdings LLC / Change Healthcare
	Finance Inc.	5.750%	3/1/25	69,800	71,022
	CHS/Community Health Systems Inc.	7.125%	7/15/20	33,665	29,289
	CHS/Community Health Systems Inc.	5.125%	8/1/21	15,235	14,207
	CHS/Community Health Systems Inc.	6.875%	2/1/22	173,590	123,249
	CHS/Community Health Systems Inc.	6.250%	3/31/23	120,190	110,875
4,9	Endo Finance LLC / Endo Finco Inc.	6.000%	2/1/25	79,855	59,991
4	Endo Finance LLC / Endo Ltd. / Endo Finco Inc.	6.000%	7/15/23	106,343	83,346
4	Envision Healthcare Corp.	5.125%	7/1/22	86,215	85,784
	Envision Healthcare Corp.	5.625%	7/15/22	81,010	82,428
	HCA Holdings Inc.	6.250%	2/15/21	27,980	29,799
	HCA Inc.	6.500%	2/15/20	127,050	135,308
	HCA Inc.	5.875%	3/15/22	60,405	65,011
	HCA Inc.	4.750%	5/1/23	72,500	75,219
	HCA Inc.	5.375%	2/1/25	29,375	29,999
	HCA Inc.	5.250%	4/15/25	45,000	47,250
	HCA Inc.	7.690%	6/15/25	4,510	5,108
	HCA Inc.	5.875%	2/15/26	64,000	67,040
	HCA Inc.	5.250%	6/15/26	31,895	33,410
4	Hologic Inc.	4.625%	2/1/28	18,855	18,855
4	inVentiv Group Holdings Inc./inVentiv Health
	Inc./inVentiv Health Clinical Inc.	7.500%	10/1/24	16,178	17,513
4	Kinetic Concepts Inc. / KCI USA Inc.	7.875%	2/15/21	52,240	54,199
4	Lamb Weston Holdings Inc.	4.625%	11/1/24	34,870	35,480
4	Lamb Weston Holdings Inc.	4.875%	11/1/26	34,870	35,655
8,9	Lands' End, Inc. Bank Loan	4.818%	3/12/21	79,561	71,158
	LifePoint Health Inc.	5.375%	5/1/24	38,423	37,270
	LifePoint Hospitals Inc.	5.500%	12/1/21	42,661	43,514
4	MEDNAX Inc.	5.250%	12/1/23	19,125	19,555
4	MPH Acquisition Holdings LLC	7.125%	6/1/24	53,485	57,430

102

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Polaris Intermediate Corp.	8.500%	12/1/22	72,880	75,886
4	Post Holdings Inc.	5.500%	3/1/25	27,480	28,304
4	Post Holdings Inc.	5.000%	8/15/26	120,825	117,804
4	Post Holdings Inc.	5.750%	3/1/27	37,091	37,323
4	Post Holdings Inc.	5.625%	1/15/28	66,150	65,902
4	Quintiles IMS Inc.	5.000%	10/15/26	38,285	38,955
4	Quintiles Transnational Holdings Inc.	4.875%	5/15/23	24,350	25,172
	Revlon Consumer Products Corp.	5.750%	2/15/21	19,165	14,805
	Revlon Consumer Products Corp.	6.250%	8/1/24	67,860	43,600
8,9	Revlon Consumer Products Corp. Bank Loan	5.073%	9/7/23	5,921	4,570
8,9	Revlon Consumer Products Corp. Bank Loan	5.073%	9/7/23	20,124	15,532
8,9	Revlon Consumer Products Corp. Bank Loan	5.073%	9/7/23	266	206
4	Sterigenics-Nordion Holdings LLC	6.500%	5/15/23	62,435	65,088
4	Sterigenics-Nordion Topco LLC	8.125%	11/1/21	24,400	24,644
	Tenet Healthcare Corp.	5.500%	3/1/19	24,215	24,699
	Tenet Healthcare Corp.	4.750%	6/1/20	16,875	17,255
	Tenet Healthcare Corp.	4.500%	4/1/21	42,147	42,358
	Tenet Healthcare Corp.	4.375%	10/1/21	106,480	106,746
4	Tenet Healthcare Corp.	4.625%	7/15/24	9,660	9,491
	Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	73,031	70,878
4	Valeant Pharmaceuticals International Inc.	5.375%	3/15/20	82,205	81,794
4	Valeant Pharmaceuticals International Inc.	6.500%	3/15/22	21,490	22,538
4	Valeant Pharmaceuticals International Inc.	7.000%	3/15/24	48,315	51,576
4	Valeant Pharmaceuticals International Inc.	5.500%	11/1/25	33,080	33,369
4	Valeant Pharmaceuticals International Inc.	9.000%	12/15/25	24,085	24,777
4	VRX Escrow Corp.	6.125%	4/15/25	109,710	97,916
4	West Street Merger Sub Inc.	6.375%	9/1/25	133,245	134,911
	Energy (14.2%)
	AmeriGas Finance LLC / AmeriGas Finance Corp.	5.625%	5/20/24	46,910	49,666
	AmeriGas Finance LLC / AmeriGas Finance Corp.	5.875%	8/20/26	46,910	48,786
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.500%	5/20/25	20,635	21,099
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.750%	5/20/27	59,170	60,427
	Anadarko Petroleum Corp.	5.550%	3/15/26	4,780	5,335
	Anadarko Petroleum Corp.	6.200%	3/15/40	24,145	29,412
	Anadarko Petroleum Corp.	6.600%	3/15/46	7,915	10,300
	Andeavor	5.125%	4/1/24	31,790	33,181
	Andeavor	5.125%	12/15/26	22,340	24,323
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	6.375%	5/1/24	44,365	48,025
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	5.250%	1/15/25	51,601	53,988
	Antero Resources Corp.	5.125%	12/1/22	48,330	49,357
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	43,385	44,795
4	Chesapeake Energy Corp.	8.000%	6/15/27	80,395	79,591
	Continental Resources Inc.	5.000%	9/15/22	110,959	112,623
	Continental Resources Inc.	4.500%	4/15/23	75,805	76,468
	Continental Resources Inc.	3.800%	6/1/24	16,770	16,435
	Continental Resources Inc.	4.900%	6/1/44	23,196	23,138
4	Continental Resources Inc.	4.375%	1/15/28	73,530	73,254
4	DCP Midstream LLC	9.750%	3/15/19	15,000	16,088
4	DCP Midstream LLC	5.350%	3/15/20	11,125	11,556
	DCP Midstream Operating LP	2.700%	4/1/19	19,675	19,577
4	DCP Midstream Operating LP	4.750%	9/30/21	19,999	20,799
	DCP Midstream Operating LP	4.950%	4/1/22	45,799	47,688
	DCP Midstream Operating LP	3.875%	3/15/23	26,988	26,988
	DCP Midstream Operating LP	5.600%	4/1/44	26,895	27,702
4,5	Diamond BC BV	5.625%	8/15/25	95,650	116,618
	Diamondback Energy Inc.	4.750%	11/1/24	5,895	5,976
	Diamondback Energy Inc.	5.375%	5/31/25	47,860	49,655
	Energy Transfer Equity LP	7.500%	10/15/20	76,385	84,023
	Energy Transfer Equity LP	4.250%	3/15/23	84,735	85,159
	Energy Transfer Equity LP	5.875%	1/15/24	57,741	62,505
	Energy Transfer Equity LP	5.500%	6/1/27	98,160	103,681
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	82,009	79,344
	Ferrellgas LP / Ferrellgas Finance Corp.	6.750%	1/15/22	16,317	15,705

103

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ferrellgas LP / Ferrellgas Finance Corp.	6.750%	6/15/23	26,720	25,250
Kerr-McGee Corp.	6.950%	7/1/24	32,686	38,476
Kinder Morgan Inc.	7.750%	1/15/32	26,290	33,736
Laredo Petroleum Inc.	5.625%	1/15/22	69,522	70,391
Laredo Petroleum Inc.	6.250%	3/15/23	70,158	72,614
Marathon Oil Corp.	3.850%	6/1/25	39,540	39,992
Marathon Oil Corp.	6.800%	3/15/32	8,295	10,097
Marathon Oil Corp.	6.600%	10/1/37	9,850	12,358
Marathon Oil Corp.	5.200%	6/1/45	13,170	14,695
Matador Resources Co.	6.875%	4/15/23	102,250	107,618
4 MEG Energy Corp.	6.375%	1/30/23	30,650	26,512
4 MEG Energy Corp.	7.000%	3/31/24	47,348	40,956
4 MEG Energy Corp.	6.500%	1/15/25	97,700	95,746
MPLX LP	4.875%	12/1/24	43,935	46,954
MPLX LP	4.875%	6/1/25	87,120	92,667
Newfield Exploration Co.	5.750%	1/30/22	10,890	11,598
Newfield Exploration Co.	5.625%	7/1/24	13,045	13,958
4 NGPL PipeCo LLC	4.375%	8/15/22	13,995	14,170
4 NGPL PipeCo LLC	4.875%	8/15/27	16,650	17,066
4 Noble Holding International Ltd.	7.875%	2/1/26	15,185	15,413
4 Parsley Energy LLC / Parsley Finance Corp.	5.375%	1/15/25	47,585	48,061
4 Parsley Energy LLC / Parsley Finance Corp.	5.250%	8/15/25	6,810	6,878
QEP Resources Inc.	6.800%	3/1/20	7,370	7,812
QEP Resources Inc.	6.875%	3/1/21	30,605	33,130
QEP Resources Inc.	5.375%	10/1/22	22,485	23,188
QEP Resources Inc.	5.250%	5/1/23	42,925	43,891
4 Rockies Express Pipeline LLC	6.875%	4/15/40	195	230
RSP Permian Inc.	5.250%	1/15/25	31,745	32,975
Sabine Pass Liquefaction LLC	5.875%	6/30/26	41,960	46,890
SESI LLC	7.125%	12/15/21	34,425	35,200
4 SESI LLC	7.750%	9/15/24	36,570	39,313
SM Energy Co.	6.500%	11/15/21	3,485	3,559
SM Energy Co.	6.125%	11/15/22	30,015	30,840
SM Energy Co.	6.500%	1/1/23	2,525	2,563
SM Energy Co.	5.000%	1/15/24	69,110	67,382
SM Energy Co.	5.625%	6/1/25	54,040	53,229
SM Energy Co.	6.750%	9/15/26	17,855	18,614
4 Southern Star Central Corp.	5.125%	7/15/22	14,790	15,234
4 Sunoco LP / Sunoco Finance Corp.	5.500%	2/15/26	25,690	26,204
4 Sunoco LP / Sunoco Finance Corp.	5.875%	3/15/28	16,180	16,524
4 Vine Oil & Gas LP / Vine Oil & Gas Finance Corp.	8.750%	4/15/23	62,530	62,843
Weatherford International Ltd.	7.000%	3/15/38	17,963	15,987
Weatherford International Ltd.	6.750%	9/15/40	67,387	58,290
Weatherford International Ltd.	5.950%	4/15/42	41,845	33,894
4 Whiting Petroleum Corp.	6.625%	1/15/26	25,350	25,857
Williams Cos. Inc.	7.875%	9/1/21	17,225	19,830
Williams Cos. Inc.	3.700%	1/15/23	41,055	40,850
Williams Cos. Inc.	4.550%	6/24/24	23,050	23,626
Williams Cos. Inc.	5.750%	6/24/44	41,255	45,381
WPX Energy Inc.	6.000%	1/15/22	91,165	95,951
WPX Energy Inc.	5.250%	9/15/24	112,100	113,501
Other Industrial (0.7%)
4 Brand Energy & Infrastructure Services Inc.	8.500%	7/15/25	103,655	107,801
8 HD Supply Waterworks Ltd. Bank Loan	4.455%	8/1/24	9,481	9,534
4 KAR Auction Services Inc.	5.125%	6/1/25	44,780	45,340
Technology (7.9%)
Alcatel-Lucent USA Inc.	6.500%	1/15/28	56,315	61,665
Alcatel-Lucent USA Inc.	6.450%	3/15/29	85,245	91,212
4 Camelot Finance SA	7.875%	10/15/24	82,666	88,659
4 CDK Global Inc.	4.875%	6/1/27	20,545	20,596
CDW LLC / CDW Finance Corp.	5.000%	9/1/23	23,480	24,126
CDW LLC / CDW Finance Corp.	5.500%	12/1/24	15,155	16,386
CDW LLC / CDW Finance Corp.	5.000%	9/1/25	26,405	26,900

104

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Equinix Inc.	5.375%	4/1/23	20,864	21,438
	Equinix Inc.	5.875%	1/15/26	13,310	14,075
5	Equinix Inc.	2.875%	2/1/26	102,180	126,195
	Equinix Inc.	5.375%	5/15/27	47,030	49,382
4	First Data Corp.	5.375%	8/15/23	73,250	75,631
4	First Data Corp.	7.000%	12/1/23	181,545	191,076
4	First Data Corp.	5.000%	1/15/24	48,800	50,081
4	First Data Corp.	5.750%	1/15/24	131,820	136,104
8,9	First Data Corp. Bank Loan	3.810%	7/8/22	20,495	20,617
	Infor US Inc.	6.500%	5/15/22	97,200	100,359
	Iron Mountain Inc.	5.750%	8/15/24	30,304	30,418
4	Iron Mountain Inc.	4.875%	9/15/27	28,670	27,487
4	MSCI Inc.	5.250%	11/15/24	12,975	13,494
4	MSCI Inc.	5.750%	8/15/25	51,525	54,617
4	MSCI Inc.	4.750%	8/1/26	18,330	18,697
	NCR Corp.	4.625%	2/15/21	72,024	72,384
	NCR Corp.	5.875%	12/15/21	4,855	4,976
	NCR Corp.	5.000%	7/15/22	20,000	20,300
	NCR Corp.	6.375%	12/15/23	15,145	15,883
	Nokia Oyj	4.375%	6/12/27	29,825	28,899
	Nokia Oyj	6.625%	5/15/39	117,400	129,433
4	Open Text Corp.	5.625%	1/15/23	34,150	35,559
4	Open Text Corp.	5.875%	6/1/26	46,495	49,168
	Pitney Bowes Inc.	4.700%	4/1/23	65,515	62,429
4	Sensata Technologies BV	5.625%	11/1/24	19,290	20,930
4	Sensata Technologies BV	5.000%	10/1/25	52,750	54,464
4	Sensata Technologies UK Financing Co. plc	6.250%	2/15/26	49,705	53,557
	SS&C Technologies Holdings Inc.	5.875%	7/15/23	29,280	30,781
4	Symantec Corp.	5.000%	4/15/25	66,150	67,508
4,6	Vantiv LLC / Vanity Issuer Corp.	3.875%	11/15/25	29,110	41,598
4	Vantiv LLC / Vanity Issuer Corp.	4.375%	11/15/25	7,865	7,806
	Transportation (1.3%)
4	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.125%	6/1/22	77,088	77,762
	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.500%	4/1/23	69,036	69,554
4	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	6.375%	4/1/24	24,490	25,072
4	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.250%	3/15/25	20,000	19,650
	Hertz Corp.	5.875%	10/15/20	34,468	34,554
	Hertz Corp.	7.375%	1/15/21	45,935	46,050
4	Hertz Corp.	7.625%	6/1/22	16,202	16,931
4	Hertz Corp.	5.500%	10/15/24	48,030	42,987
					19,984,794
Utilities (1.7%)
	Electric (1.7%)
	AES Corp.	8.000%	6/1/20	5,414	6,023
	AES Corp.	4.875%	5/15/23	25,000	25,563
	AES Corp.	5.500%	3/15/24	139,956	144,854
	AES Corp.	5.500%	4/15/25	5,475	5,721
	AES Corp.	5.125%	9/1/27	31,745	33,253
4	NextEra Energy Operating Partners LP	4.250%	9/15/24	22,350	22,462
4	NextEra Energy Operating Partners LP	4.500%	9/15/27	24,185	23,883
	NRG Energy Inc.	6.250%	7/15/22	51,835	53,779
	NRG Energy Inc.	6.250%	5/1/24	47,355	49,604
	NRG Energy Inc.	7.250%	5/15/26	47,920	52,113
417,255
Total Corporate Bonds (Cost $22,188,951)					22,727,945
Sovereign Bonds (0.2%)
4	DAE Funding LLC	4.500%	8/1/22	28,790	28,682
4	DAE Funding LLC	5.000%	8/1/24	29,605	29,420
Total Sovereign Bonds (Cost $58,395)					58,102

105

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2018

				Market
				Value
	Coupon		Shares	($000)
Preferred Stocks (0.5%)
GMAC Capital Trust I Pfd. (Cost $123,777)	7.624%		4,743,200	123,276
Common Stocks (0.2%)
Utilities (0.2%)
12 Homer City Generation LP (Cost $41,520)			2,020,431	41,520

			Face
		Maturity	Amount
		Date	($000)
Temporary Cash Investments (2.2%)
Repurchase Agreements (2.2%)
Bank of America Securities, LLC
(Dated 1/31/18, Repurchase Value $143,505,000,
collateralized by Federal Home Loan Mortgage Corp.
4.000%, 12/1/47, and Federal National Mortgage
Assn. 3.500%, 1/1/48, with a value of $146,370,000)	1.360%	2/1/18	143,500	143,500
Bank of Montreal
(Dated 1/31/18, Repurchase Value $20,001,000,
collateralized by U.S. Treasury Bill 0.000%, 2/15/18-
10/11/18, and U.S. Treasury Note/Bond 1.500%-
7.875%, 8/15/20-5/15/46, with a value of $20,400,000)	1.300%	2/1/18	20,000	20,000
RBC Capital Markets LLC
(Dated 1/31/18, Repurchase Value $262,110,000,
collateralized by Federal Home Loan Mortgage Corp.
2.500%-4.500%, 6/1/32-1/1/48, Federal National
Mortgage Assn. 2.500%-4.500%, 10/1/28-12/1/47, and
Government National Mortgage Assn. 4.500%-5.000%,
1/15/47-6/15/47, with a value of $267,342,000)	1.310%	2/1/18	262,100	262,100
TD Securities (USA) LLC
(Dated 1/31/18, Repurchase Value $126,305,000,
collateralized by Federal Home Loan Mortgage Corp.
4.000%, 3/1/47, and Federal National Mortgage Assn.
4.500%, 5/1/47, with a value of $128,826,000)	1.310%	2/1/18	126,300	126,300
Total Temporary Cash Investments (Cost $551,900)				551,900
Total Investments (99.0%) (Cost $24,092,861)				24,628,648
Other Assets and Liabilities—Net (1.0%)				238,289
Net Assets (100%)				24,866,937

1	Securities with a value of $26,163,000 have been segregated as initial margin for open cleared swap contracts.
2	Securities with a value of $9,001,000 have been segregated as collateral for open forward currency contracts.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2018, the aggregate value of these securities was $8,951,713,000, representing 36.0% of net assets.
5	Face amount denominated in euro.
6	Face amount denominated in British pounds.
7	Scheduled principal and interest payments are guaranteed by bank letter of credit.
8	Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2018, the aggregate value of these securities was $346,428,000, representing 1.4% of net assets.
9	Adjustable-rate security based upon 3-month USD LIBOR plus spread.
10	Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2018.
11	Adjustable-rate security based upon 1-month USD LIBOR plus spread.
12	Security value determined using significant unobservable inputs.

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© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA390 032018

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets—investments summary of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund (four of the funds constituting Vanguard Fixed Income Securities Funds, hereafter collectively referred to as the "Funds") as of January 31, 2018, the related statements of operations for the year ended January 31, 2018, the statements of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2018 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of January 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2018 and each of the financial highlights for each of the five years in the period ended January 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

March 15, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial
Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control Over Financial Reporting. There were no significant changes in
Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: March 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ MORTIMER J. BUCKLEY *
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: March 20, 2018

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: March 20, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file
Number 33-32216, Incorporated by Reference.